UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta 270 Park Avenue New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2010 through February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2011

JPMorgan Arizona Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

March 21, 2011

Dear Shareholder:

For many investors, the old adage “What’s old is new again,” may be the best way to describe the current economic recovery. While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.

In the U.S., economic momentum and growth appear to be accelerating, helped by pent-up consumer demand, improved balance sheets, and an extension of the Bush-era tax cuts. Additionally, this recovery has seen a sharp rebound in corporate profits. Investors responded enthusiastically to these developments, sending stock markets on an impressive rally, and leading to double-digit gains in 2010.

“While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.”

On the other hand, heightened tensions in the Middle East and renewed concerns about European debt resulted in an increase in market volatility, while the devastating earthquake and tsunami in Japan and the uncertain aftermath is likely to have lingering macroeconomic and market implications.

While positive tailwinds may continue to fuel economic growth, we remain concerned about the scope and potential impact of political unrest and other crises on global markets and economies.

U.S. Treasuries experience broad gains

Investors have continued to focus their investments on fixed income securities, particularly mortgage, investment grade corporate and high yield areas of the market. However, the heightened publicity surrounding the fiscal woes of state and local governments, and the expiration of the Build America Bond Program led many investors away from municipal bonds, which contributed to an increase in market volatility.

The Barclays Capital High Yield Index returned 17.5%, while the Barclays Capital U.S. Aggregate Bond Index returned 4.9%, and the Barclays Capital Emerging Markets Index returned 11.3% for the 12-month period ended February 28, 2011. The Barclays Capital Municipal Index returned 1.7% for the same period.

A late year U.S. stock market rally did little to reverse broad gains experienced by U.S. Treasuries in 2010. Stock market volatility, rising oil prices, and concerns about unrest in the

Middle East generally led to higher prices and lower yields for U.S. Treasuries and other safe haven investments. As of the end of the 12-month period ended February 28, 2011, the yield on the 10-year U.S. Treasury bond declined from 3.6% to 3.4%. Yields on the 30-year U.S. Treasury bond dropped slightly, from 4.6% to 4.5%, while yields on the 2-year U.S. Treasury bond dipped from 0.8% to 0.7% as of the end of the annual reporting period.

Improved economic outlook fuels equity rally

Stocks were supported by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended February 28, 2011, the S&P 500 Index had reached a level of 1,327, an increase of 22.6% from 12 months prior.

Recently, however, risky assets have become more volatile as investors grew concerned about how the disaster in Japan, rising oil prices, and Middle East turmoil will impact the global recovery.

Rely on diversification to prepare for geopolitical risks

While the global economic recovery has demonstrated resiliency, the world is witnessing ongoing turmoil in the Middle East and uncertainty surrounding the fallout from the tragedy in Japan. Additionally, we continue to experience concerns about European sovereign debt.

This environment reminds us of the importance of preparing portfolios for shocks that could not only potentially derail the economic recovery, but also our investment goals. As “uncertainty” is often the only certainty, it makes sense for investors to prepare by maintaining a diversified approach to investing within the context of a balanced portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

APRIL 4, 2011 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.**

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. This risk has garnered recent attention as many states have seen their growing budget deficit challenges become the topic of newspaper headlines, leading many investors to pull assets out of municipal bond funds.

Acknowledging the challenges that are facing many states and municipalities, our municipal and tax free funds have main-

tained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bond funds are a valuable tool for many investors, the risks associated with these funds serve as a stark reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

**	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2011

For the first six months of the reporting period, the municipal bond market enjoyed a positive supply and demand environment and accommodative policies from the U.S. Federal Reserve, which contributed to historically low interest rates and helped support prices for the majority of municipal bond securities. However, the positive supply and demand environment began to reverse itself at the beginning of September 2010, leading municipal fixed income securities to register five consecutive months of negative returns.

Supply of municipal fixed income securities increased in early September 2010 and placed pressure on the market. This development was followed by an increase in U.S. Treasury interest rates and a wave of negative headlines related to the challenging fiscal conditions that many state and local municipalities were facing. In response, many investors began to withdraw assets allocated to municipal securities, ending 22 consecutive months of positive municipal bond fund inflows. The deteriorating supply and demand environment was amplified by the realization that the Build America Bond (BABs) would not likely be extended by Congress. BABS are taxable municipal bonds, in which the federal government rebates back 35% of the interest cost to the issuing entity.

Higher quality municipal securities underperformed during the first six months of the reporting period and then outperformed over the second half of the reporting period, as market conditions deteriorated. Bonds with maturities in the 6-12 year range were the strongest performers during the reporting period.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.46%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.32%

Net Assets as of 2/28/2011 (In Thousands)	$123,708
Duration as of 2/28/2011	5.5 Years

INVESTMENT OBJECTIVE**

The JPMorgan Arizona Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2011, the Fund’s relative performance versus the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”) was hurt by the Fund’s overweight of pre-refunded bonds (bonds that are secured with U.S. government securities), as this was the worst performing sector during the reporting period. In addition, the Fund was overweight revenue bonds and underweight state-issued general obligation bonds (Arizona’s constitution does not permit it to issue state general obligation bonds), which detracted from the Fund’s relative performance as revenue bonds underperformed state-issued general obligation bonds during the reporting period.

The Fund’s investments in the education sector contributed to the Fund’s absolute performance and relative performance versus the Benchmark. Meanwhile, the best performing part of the yield curve, which shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time, was the 6-12 year range. The Fund was overweight the 6-8 year segment of the yield curve and this contributed to its absolute and relative performance, while the Fund’s investments on the 8-12 year segment of the yield curve were among the strongest contributors to the Fund’s absolute return.

The Fund had slightly shorter duration than the Benchmark, which hurt its relative performance during the first half of the reporting period when interest rates declined and contributed to its relative performance during the second half of the reporting period when interest rates increased. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/decrease in price as interest rates go down/up versus bonds with longer duration.

HOW WAS THE FUND POSITIONED?

From a credit quality perspective, the Fund had an overweight position versus the Benchmark in AAA-rated and A-rated securities, and an underweight in AA-rated securities and BBB-rated securities. Given the volatility in the municipal bond market, the Fund used investments in money market funds to maintain liquidity and manage Fund flows.

CREDIT QUALITY ALLOCATIONS***
AAA	38.7%
AA	39.5
A	14.8
BAA	7.0

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.23%	3.65%	3.81%
With Sales Charge*		(2.55)	2.87	3.41
CLASS B SHARES	1/20/97
Without CDSC		0.58	3.01	3.28
With CDSC**		(4.42)	2.65	3.28
CLASS C SHARES	2/19/05
Without CDSC		0.60	3.00	3.15
With CDSC***		(0.40)	3.00	3.15
SELECT CLASS SHARES	1/20/97	1.46	3.90	4.08

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with matur-

ities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.59%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.32%

Net Assets as of 2/28/2011 (In Thousands)	$117,330
Duration as of 2/28/2011	5.2 Years

INVESTMENT OBJECTIVE**

The JPMorgan Michigan Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2011, the Fund’s relative performance versus the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”) was hurt by the Fund’s underweight of state-issued general obligation bonds, which performed well for the Benchmark during the reporting period. The Fund’s investments in pre-refunded bonds (bonds that are secured with U.S. government securities) outperformed those held in the Benchmark and contributed to the Fund’s relative performance, as well as its absolute return.

The Fund had slightly shorter duration than the Benchmark, which hurt its relative performance during the first half of the reporting period when interest rates declined and contributed to its relative performance during the second half of the reporting period when interest rates increased. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/decrease in price as interest rates go down/up versus bonds with longer duration.

The Fund’s investments in the education sector contributed to the Fund’s absolute performance and relative performance versus the Benchmark, while the Fund’s overweight of the hospital sector contributed to the Fund’s relative performance. Meanwhile, the best performing part of the yield curve, which shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time, was the 6-12 year range. The Fund was overweight the 6-12 year segment of the yield curve and this contributed to its absolute and relative performance.

HOW WAS THE FUND POSITIONED?

From a credit quality perspective, the Fund had an overweight position versus the Benchmark in AA-rated securities, an underweight in BBB-rated securities, and an underweight in AAA-rated issues. Given the volatility in the municipal bond market, the Fund used investments in money market funds to maintain liquidity and manage Fund flows.

CREDIT QUALITY ALLOCATIONS***
AAA	21.0%
AA	48.0
A	23.6
BAA	7.4

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		1.26%	3.41%	3.76%
With Sales Charge*		(2.54)	2.61	3.36
CLASS B SHARES	9/23/96
Without CDSC		0.70	2.79	3.25
With CDSC**		(4.30)	2.43	3.25
CLASS C SHARES	2/19/05
Without CDSC		0.71	2.79	3.12
With CDSC***		(0.29)	2.79	3.12
SELECT CLASS SHARES	2/1/93	1.59	3.67	4.03

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with matur-

ities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.94%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.32%

Net Assets as of 2/28/2011 (In Thousands)	$1,089,494
Duration as of 2/28/2011	5.3 Years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s relative performance versus the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”) was hurt by its underweight of the intermediate (6-12 years) segment of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds). While the Fund’s 6-12 year securities were strong contributors to the Fund’s absolute return, the Fund’s underweight versus the Benchmark detracted from relative performance as this was the best performing segment of the yield curve. The Fund was also underweight state-issued general obligation bonds, which detracted from relative performance as this sector was a strong performer for the Benchmark.

The Fund’s preference for higher yielding sectors and defensive positioning cushioned its absolute performance during the municipal market’s downturn in the second half of the reporting period and contributed to the Fund’s relative performance. Specifically, the Fund’s investments in the housing sector, where the Fund had its largest overweight, were strong contributors to the Fund’s absolute performance and relative performance versus the Benchmark. The Fund’s underweight to the pre-refunded (bonds that are secured with U.S. government securities) sector, which was one of the worst performing sectors in the Benchmark, also contributed to the Fund’s absolute and relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to emphasize yield sectors, particularly the housing sector, and was underweight lower-yielding bonds,

such as pre-refunded bonds. The Fund was also overweight versus the Benchmark in the hospital and education sectors. The Fund’s duration (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates) was shorter than the Benchmark during the reporting period. Given the volatility in the municipal bond market, the Fund used investments in money market funds to maintain liquidity and manage Fund flows.

CREDIT QUALITY ALLOCATIONS***
AAA	29.0%
AA	48.7
A	13.1
BAA	7.8
BA & NR	1.4

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		1.67%	3.56%	3.74%
With Sales Charge*		(2.14)	2.78	3.35
CLASS B SHARES	1/14/94
Without CDSC		1.12	2.98	3.24
With CDSC**		(3.88)	2.62	3.24
CLASS C SHARES	11/4/97
Without CDSC		1.04	2.98	3.11
With CDSC***		0.04	2.98	3.11
SELECT CLASS SHARES	2/9/93	1.94	3.82	4.01

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.49%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	2.32%

Net Assets as of 2/28/2011 (In Thousands)	$259,046
Duration as of 2/28/2011	5.6 Years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On an absolute basis and relative to the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index (the “Benchmark”), the Fund’s placement along the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds), primarily on the 6-12 year segment, was a key driver of performance during the reporting period.

Positive economic and market trends in the municipal bond space defined the first half of the reporting period. These trends, however, reversed themselves in the beginning of September 2010 and the municipal bond market registered five consecutive months of negative returns. Interest rates followed a straight-line downward path for the first half of the reporting period, which was then offset by a period of rising rates that persisted for most of the remaining reporting period. This interest rate environment produced better returns for the intermediate (6-12 years) segment of the yield curve versus the shorter and longer parts of the curve.

The Fund’s holdings among housing and insured bonds contributed to its absolute performance and relative performance versus the Benchmark. The outperformance in these sectors was driven by the concentration of holdings in the better performing intermediate (6-12 years) part of the yield curve.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from highly rated, large state and local municipalities. Given the volatility in the municipal bond market, the Fund used investments in money market funds to maintain liquidity and manage Fund flows. The Fund began the reporting period with slightly longer duration than the Benchmark and finished the reporting period with slightly shorter duration than the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	20.9%
AA	58.2
A	15.1
BAA	5.2
BA & NR	0.6

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.33%	3.75%	3.86%
With Sales Charge*		(2.44)	2.96	3.47
CLASS B SHARES	1/14/94
Without CDSC		0.69	3.10	3.33
With CDSC**		(4.31)	2.74	3.33
CLASS C SHARES	2/19/05
Without CDSC		0.62	3.11	3.21
With CDSC***		(0.38)	3.11	3.21
SELECT CLASS SHARES	7/2/91	1.49	3.99	4.11

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with matur-

ities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.59%
Barclays Capital 1–5 Year Municipal Blend Index	1.61%

Net Assets as of 2/28/2011 (In Thousands)	$1,187,661
Duration as of 2/28/2011	2.6 Years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (“the Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On an absolute basis and relative to the Barclays Capital 1-5 Year Municipal Blend Index (the “Benchmark”), the Fund’s placement along the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds), specifically on the 6-12 year segment, and its bias for high quality issuances were the key drivers of performance during the reporting period.

Positive economic and market trends in the municipal bond space defined the first half of the reporting period. These trends, however, reversed themselves in the beginning of September 2010 and the municipal bond market registered five consecutive months of negative returns. Interest rates followed a straight-line downward path for the first half of the reporting period, which was then offset by a period of rising rates that persisted for most of the remaining reporting period. This interest rate environment produced better returns for the intermediate (6-12 years) segment of the yield curve versus the shorter and longer parts of the curve.

Meanwhile, the Fund invested a small percentage of its assets in securities with maturities of 6-10 years, which performed strongly during the reporting period. These investments contributed to relative performance as the Benchmark did not hold securities on this segment of the yield curve.

The Fund invested primarily in high-quality general obligation bonds, pre-refunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. While this quality bias hurt the Fund early in the reporting period, the Fund’s higher quality holdings cushioned the Fund when the municipal market deteriorated in the second half of the reporting period and boosted the Fund’s relative performance versus the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund continued to employ a bottom-up, security-selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining its bias toward higher quality issuances. From a state perspective, the Fund was underweight versus the Benchmark in California, New Jersey and New York. The Fund was overweight versus the Benchmark in Virginia. Given the volatility in the municipal bond market, the Fund used investments in money market funds to maintain liquidity and manage Fund flows.

CREDIT QUALITY ALLOCATIONS***
AAA	42.7%
AA	46.5
A	8.3
BAA	2.3
BA & NR	0.2

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset value calculated for share-holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		0.32%	2.89%	2.88%
With Sales Charge		(1.91)	2.43	2.65
CLASS B SHARES	5/4/98
Without CDSC		(0.18)	2.38	2.57
With CDSC		(3.18)	2.38	2.57
CLASS C SHARES	11/1/01	(0.07)	2.39	2.37
INSTITUTIONAL CLASS SHARES	6/19/09	0.84	3.25	3.18
SELECT CLASS SHARES	5/4/98	0.59	3.15	3.13

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes 3% CDSC (contingent deferred sales charge) for the one year period, 0% CDSC for the five year period and thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays Capital 1–5 Year Municipal Blend Index and the Lipper Short-Intermediate Municipal Debt Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year Municipal Blend Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.78%
Barclays Capital Municipal Bond Index	1.72%

Net Assets as of 2/28/2011 (In Thousands)	$504,169
Duration as of 2/28/2011	6.9 Years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

In the municipal bond market, positive trends marked the first half of the reporting period. However, this positive environment ended in August 2010 and was followed by six consecutive months of negative trends for municipal fixed income securities.

The Fund invested primarily in high-quality general obligation bonds, pre-refunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. While this quality bias hurt the Fund early in the reporting period, the Fund’s higher quality holdings cushioned the Fund when the municipal market deteriorated in the second half of the reporting period and boosted the Fund’s relative performance versus the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund continued to employ a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. For liquidity and to enhance the Fund’s overall credit quality, the Fund maintained its overweight versus the Benchmark in pre-refunded bonds. Given the volatility in the municipal bond market, the Fund used investments in money market funds to maintain liquidity and manage Fund flows.

CREDIT QUALITY ALLOCATIONS***
AAA	18.6%
AA	49.7
A	20.6
BAA	11.1

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		0.78%	3.20%	3.96%
With Sales Charge*		(3.03)	2.41	3.56
CLASS B SHARES	4/4/95
Without CDSC		0.07	2.48	3.40
With CDSC**		(4.93)	2.12	3.40
CLASS C SHARES	7/1/08
Without CDSC		0.08	2.50	2.93
With CDSC***		(0.92)	2.50	2.93
SELECT CLASS SHARES	2/1/95	1.02	3.38	4.16

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Barclays Capital Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt

Funds Index represents the total returns of the 30 largest mutual funds in the indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 98.9%
	Arizona — 92.0%
	Certificate of Participation/Lease — 10.9%
	Arizona School Facilities Board,
1,000	COP, 5.250%, 09/01/23	1,016
1,500	Series A, COP, NATL-RE, 5.000%, 09/01/12	1,573
	Arizona State University, Board of Regents,
2,000	COP, NATL-RE, 5.000%, 07/01/17	2,166
1,000	COP, NATL-RE, 5.000%, 07/01/18	1,077
1,065	Pima County, Justice Building Project, Series A, COP, AMBAC, 5.000%, 07/01/16	1,149
1,570	Scottsdale Municipal Property Corp., Rev., COP, 5.000%, 07/01/26	1,743
2,000	State of Arizona, Department of Administration, Series A, COP, AGM, 5.250%, 10/01/23	2,083
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.000%, 06/01/19	1,446
1,000	Series B, COP, AMBAC, 5.000%, 06/01/21	1,040
145	University of Arizona, Unrefunded Balance, Series A, COP, AMBAC, 5.500%, 06/01/17	152

		13,445

	Education — 7.1%
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	2,901
2,000	Arizona State University, Rev., AGM, 5.250%, 07/01/15	2,125
1,520	City of Glendale IDA, Midwestern University, Rev., 5.000%, 05/15/14	1,637
1,905	Navajo County, Unified School District No. 20-Whiteriver, Project of 2005, Series A, Rev., NATL-RE, 5.000%, 07/01/18	2,129

		8,792

	General Obligation — 14.2%
1,090	City of Mesa, GO, NATL-RE, FGIC, 5.375%, 07/01/14	1,216
1,000	City of Scottsdale, Projects of 2000 & 2004, GO, 5.000%, 07/01/16	1,160
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.250%, 07/01/18	1,371
1,500	City of Tucson, GO, NATL-RE, 5.000%, 07/01/18	1,689
1,000	Maricopa County, High School District No. 210-Phoenix, GO, AGM, 5.250%, 07/01/19	1,146
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, NATL-RE, 5.000%, 07/01/19	1,362

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, NATL-RE, FGIC, 4.750%, 07/01/14	1,030
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	1,107
1,560	Pima County, Unified School District No. 12-Sunnyside, GO, AGM, 5.000%, 07/01/14	1,724
3,000	Town of Gilbert, GO, NATL-RE, 5.000%, 07/01/16	3,419
2,100	Town of Gilbert, Projects of 2006 & 2007, GO, 5.000%, 07/01/18	2,404

		17,628

	Hospital — 5.3%
	Arizona Health Facilities Authority, Banner Health,
1,185	Series A, Rev., 5.000%, 01/01/12	1,222
1,225	Series A, Rev., 5.000%, 01/01/14	1,301
1,200	City of Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/22	1,226
1,000	City of Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.500%, 12/01/17	1,001
1,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/15	1,078
695	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., AGM, 5.125%, 12/01/13	697

		6,525

	Housing — 0.0% (g)
5	Pima County IDA, Single Family Mortgage, Series A, Rev., 6.400%, 08/01/11	5

	Other Revenue — 7.1%
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.250%, 10/01/17	2,868
2,500	Arizona Water Infrastructure Finance Authority, Series A, Rev., 5.000%, 10/01/17	2,889
1,000	Greater Arizona Development Authority, Series A, Rev., NATL-RE, 5.000%, 08/01/22	1,017
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/27	1,993

		8,767

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 8.5%
1,000	Arizona School Facilities Board, Series A, COP, NATL-RE, 5.250%, 03/01/13 (p)	1,089
1,000	City of Phoenix, GO, 5.000%, 07/01/14 (p)	1,133
6,450	Maricopa County IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/31/14 (p)	6,003
2,000	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/16 (p)	2,335

		10,560

	Special Tax — 10.7%
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/12	2,450
1,125	City of Tempe, Excise Tax, Rev., 5.000%, 07/01/16	1,270
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/15	3,315
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.000%, 07/01/14	2,787
3,000	Rev., 5.000%, 07/01/17	3,441

		13,263

	Transportation — 9.1%
	Arizona Transportation Board,
2,000	Series A, Rev., 5.000%, 07/01/24	2,125
2,000	Series A, Rev., 5.250%, 07/01/17	2,145
3,000	Series B, Rev., 5.250%, 07/01/18	3,147
1,000	City of Mesa, Street & Highway, Rev., AGM, 5.000%, 07/01/12	1,054
1,000	Tucson Airport Authority, Inc., Rev., AGM, 5.000%, 06/01/12	1,052
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, NATL-RE, 5.000%, 12/01/18	1,705

		11,228

	Utility — 7.2%
3,000	City of Mesa, Utility Systems, Rev., NATL-RE, FGIC, 5.000%, 07/01/20	3,337
	Salt River Project Agricultural Improvement & Power District,
1,550	Series A, Rev., 5.000%, 01/01/21	1,716
3,600	Series A, Rev., 5.000%, 01/01/23	3,880

		8,933

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 11.9%
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,915	Series A, Rev., 5.000%, 10/01/23	2,096
2,025	Series A, Rev., 5.000%, 10/01/24	2,176
2,020	Series A, Rev., 5.000%, 10/01/29	2,109
	City of Scottsdale, Water & Sewer,
1,430	Rev., 5.250%, 07/01/21	1,713
1,875	Rev., 5.250%, 07/01/23	2,228
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/25	2,119
2,000	Phoenix Civic Improvement Corp., Wastewater Systems, Senior Lien, Rev., 5.500%, 07/01/20	2,291

		14,732

	Total Arizona	113,878

	Illinois — 0.8%
	Other Revenue — 0.8%
1,000	Railsplitter Tobacco Settlement Authority, Rev., 5.000%, 06/01/16	1,041

	Pennsylvania — 0.9%
	Hospital — 0.9%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	1,103

	South Carolina — 0.9%
	Utility — 0.9%
1,000	South Carolina State Public Service Authority, Santee Cooper, Series A, Rev., 5.375%, 01/01/28	1,066

	Texas — 4.3%
	General Obligation — 1.6%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/20	1,903

	Transportation — 2.7%
3,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	3,364

	Total Texas	5,267

	Total Municipal Bonds (Cost $118,060)	122,355

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.6%
	Investment Company — 0.6%
710	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $710)	710

	Total Investments — 99.5% (Cost $118,770)	123,065
	Other Assets in Excess of Liabilities — 0.5%	643

	NET ASSETS — 100.0%	$123,708

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 97.6%
	Arizona — 2.7%
	Other Revenue — 1.8%
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/23	2,042

	Utility — 0.9%
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/23	1,078

	Total Arizona	3,120

	California — 0.9%
	Water & Sewer — 0.9%
1,000	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/23	1,094

	Michigan — 89.1%
	Certificate of Participation/Lease — 4.0%
1,800	City of Detroit, Wayne County Stadium Authority, Rev., COP, NATL-RE, FGIC, 5.500%, 02/01/17	1,803
1,250	Michigan State Building Authority, Facilities Program, Series I, Rev., COP, AGM, 5.250%, 10/15/15	1,350
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., COP, AGC, 5.250%, 10/15/20	1,579

		4,732

	Education — 3.2%
1,000	Michigan Higher Education Student Loan Authority, Series XVII-A, Rev., AMBAC, 5.750%, 06/01/13	966
1,670	Oakland University, Rev., AMBAC, 5.250%, 05/15/19	1,795
1,000	Western Michigan University, Rev., NATL-RE, 5.000%, 11/15/19	1,047

		3,808

	General Obligation — 29.4%
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, NATL-RE, 5.000%, 05/01/20	1,779
1,000	City of Dearborn School District, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/18	1,095
	City of Jackson, Capital Appreciation, Downtown Development,
1,710	GO, AGM, Zero Coupon, 06/01/17	1,277
2,060	GO, AGM, Zero Coupon, 06/01/18	1,430
2,075	East Grand Rapids Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/18	2,236
1,000	Ecorse Public School District, GO, AGM, Q-SBLF, 5.250%, 05/01/20	1,081

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,000	Grand Blanc Community Schools, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/15	1,081
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.375%, 05/01/16	2,673
1,515	Healthsource Saginaw, Inc., GO, NATL-RE, 5.000%, 05/01/20	1,594
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.000%, 05/01/15	1,698
1,620	Jackson Public Schools, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/18	1,746
1,250	Lansing Community College, Building & Site, GO, NATL-RE, 5.000%, 05/01/19	1,330
	Lowell Area Schools, Capital Appreciation,
5,000	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/14	4,613
1,425	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,197
1,210	Newaygo Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/22	1,270
1,910	Pinckney Community Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/19	2,037
1,935	South Lyon Community Schools, Series II, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/21	2,011
1,500	South Redford School District, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/21	1,559
1,450	Southfield Library Building Authority, GO, NATL-RE, 5.000%, 05/01/19	1,581
1,175	Wayne County, Downriver Sewer Disposal, Series B, GO, NATL-RE, 5.125%, 11/01/18	1,182

		34,470

	Hospital — 6.6%
1,000	Michigan State Hospital Finance Authority, Ascension Health, Senior Care Group, Rev., 5.000%, 11/15/16	1,107
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.000%, 07/15/14	2,111
1,030	Series A, Rev., 5.000%, 07/15/17	1,070
960	Michigan State Hospital Finance Authority, Port Huron Hospital Obligation, Rev., AGM, 5.375%, 07/01/12	963
	Michigan State Hospital Finance Authority, Sparrow Obligation Group,
1,000	Rev., 5.000%, 11/15/19	1,015
1,500	Rev., NATL-RE, 5.000%, 11/15/19	1,539

		7,805

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — 2.1%
	Michigan State Housing Development Authority, Weston, Limited Obligation,
725	Series A, Rev., GNMA COLL, 4.100%, 12/20/15	736
1,880	Series A, Rev., GNMA COLL, 4.600%, 12/20/25	1,771

		2,507

	Other Revenue — 2.5%
1,610	Michigan Finance Authority, Trinity Health, Series A, Rev., 5.000%, 12/01/16	1,789
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.000%, 05/01/16	1,109

		2,898

	Prerefunded — 10.4%
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.375%, 08/15/16 (p)	1,004
3,795	Series U, Rev., 5.625%, 08/15/16 (p)	3,812
6,875	Series W, Rev., AGM, 5.250%, 08/15/17 (p)	6,900
415	Tawas City Hospital Finance Authority, St. Joseph, Series A, Rev., RADIAN-IBCC, 5.600%, 02/15/13 (p)	435

		12,151

	Private Placement — 3.6%
	Chelsea Economic Development Corp., United Methodist Retirement,
1,075	Rev., 5.400%, 11/15/18 (f) (i)	1,071
2,000	Rev., 5.400%, 11/15/27 (f) (i)	1,783
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.500%, 09/01/19 (f) (i)	1,197

		4,051

	Special Tax — 9.2%
	State of Michigan,
3,000	Rev., AGM, 5.250%, 11/01/16	3,381
1,500	Rev., AGM, 5.250%, 11/01/17	1,689
3,130	Rev., AGM, 5.250%, 05/15/18	3,526
2,000	Rev., AGM, 5.250%, 05/15/21	2,247

		10,843

	Transportation — 1.0%
1,000	Michigan State Trunk Line, Rev., AGM, 5.250%, 11/01/20	1,109

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 2.2%
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.250%, 01/01/14	1,278
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.000%, 05/01/21	1,347

		2,625

	Water & Sewer — 14.9%
5,000	City of Detroit, Capital Appreciation, Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/13	4,646
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/17	3,192
1,670	City of Grand Rapids, Sanitation Sewer System, Rev., 5.000%, 01/01/23	1,805
5,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/24	5,406
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.000%, 10/01/18	1,372
1,000	North Kent Sewer Authority, Rev., NATL-RE, 5.000%, 11/01/19	1,071

		17,492

	Total Michigan	104,491

	New York — 1.3%
	Industrial Development Revenue/Pollution Control Revenue — 1.3%
1,425	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.250%, 02/15/27	1,516

	Texas — 2.3%
	General Obligation — 0.9%
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.000%, 02/15/20	1,086

	Water & Sewer — 1.4%
1,500	City of San Antonio, Rev., NATL-RE, 5.000%, 05/15/20	1,630

	Total Texas	2,716

	Washington — 1.3%
	Water & Sewer — 1.3%
1,500	City of Seattle, Water Systems, Rev., NATL-RE, 5.000%, 09/01/22	1,591

	Total Municipal Bonds (Cost $111,561)	114,528

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.7%
	Investment Company — 1.7%
2,034	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $2,034)	2,034

	Total Investments — 99.3% (Cost $113,595)	116,562
	Other Assets in Excess of Liabilities — 0.7%	768

	NET ASSETS — 100.0%	$117,330

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 96.4%
	Alabama — 1.0%
	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,290	Fairfield Industrial Development Board, USX Corp. Project, Rev., VAR, 5.400%, 11/01/11	1,327

	Other Revenue — 0.9%
	Alabama 21st Century Authority, Tobacco Settlement,
1,790	Rev., 5.750%, 12/01/12	1,831
2,000	Rev., 5.750%, 12/01/19	2,023
2,290	Rev., 5.850%, 12/01/13	2,341
3,000	Chatom Industrial Development Board, Power South Energy, Series B, Rev., 4.000%, 08/01/15	3,109

		9,304

	Total Alabama	10,631

	Alaska — 1.9%
	Education — 0.6%
	Alaska Student Loan Corp.,
3,000	Series A-2, Rev., AMT, 5.000%, 06/01/18	3,144
3,000	Series A-3, Rev., AMT, 5.000%, 06/01/13	3,183

		6,327

	General Obligation — 0.9%
3,160	City of Anchorage Schools, Series B, GO, NATL-RE, 5.000%, 12/01/17	3,543
6,350	City of North Slope Boro, Series A, GO, NATL-RE, Zero Coupon, 06/30/13	6,124

		9,667

	Housing — 0.2%
2,315	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, NATL-RE, 5.000%, 06/01/36	2,385

	Other Revenue — 0.2%
2,315	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	2,117

	Total Alaska	20,496

	Arizona — 3.1%
	Certificate of Participation/Lease — 0.8%
2,100	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/15	2,297
	Pinal County,
2,910	COP, 5.250%, 12/01/19	3,008
3,065	COP, 5.250%, 12/01/20	3,137

		8,442

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.5%
2,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.000%, 01/01/13	2,096
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.000%, 12/01/20	765
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/16	3,219

		6,080

	Housing — 0.3%
260	Arizona Housing Finance Authority, Series 2A, Rev., GNMA/FNMA/FHLMC, 5.625%, 07/01/34	260
	Maricopa County IDA, Single Family Mortgage,
1,488	Series 1B, Rev., VAR, GNMA/FNMA, 5.650%, 07/01/39	1,513
295	Series 2B, Rev., GNMA/FNMA/FHLMC, 5.950%, 03/01/34	306
285	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., AMT, GNMA/FNMA/FHLMC, 5.950%, 03/01/34	296
475	Tucson & Prima Counties IDA, Single Family Mortgage, Series 1A, Rev., GNMA COLL, 5.625%, 07/01/34	475

		2,850

	Other Revenue — 0.9%
1,250	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 4.000%, 07/01/15	1,302
4,790	Arizona Transportation Board, Regional Area Road Fund, Rev., 5.000%, 07/01/16	5,449
3,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/23	3,063

		9,814

	Prerefunded — 0.3%
3,595	City of Phoenix, Series B, GO, 5.000%, 07/01/14 (p)	3,789

	Water & Sewer — 0.3%
2,645	City of Scottsdale, Rev., 5.250%, 07/01/22	3,163

	Total Arizona	34,138

	Arkansas — 0.5%
	Housing — 0.1%
700	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/37	736

	Special Tax — 0.4%
	City of Fayetteville, Sales & Use Tax,
10	Rev., AGM, 4.125%, 11/01/26	10
330	Rev., AGM, 4.250%, 11/01/25	343

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — Continued
1,330	City of Rogers, Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.250%, 03/01/31	1,352
3,000	City of Springdale, Sales & Use Tax, Rev., AGM, 4.250%, 07/01/23	3,007

		4,712

	Total Arkansas	5,448

	California — 5.3%
	Certificate of Participation/Lease — 0.5%
5,000	Sacramento City Financing Authority, Rev., COP, NATL-RE, FGIC, 5.000%, 12/01/21	5,122

	General Obligation — 2.2%
1,000	Alum Rock Union Elementary School District, Election of 2008, Series A, GO, AGC, 5.250%, 08/01/29	1,007
3,000	Escondido Union High School District, Capital Appreciation, Series A, GO, AGC, Zero Coupon, 08/01/23	1,436
3,000	Mount San Antonio Community College District, GO, Zero Coupon, 05/01/15	2,663
3,400	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/14	3,178
	State of California,
5,000	GO, 5.000%, 10/01/15	5,544
5,000	GO, 5.125%, 04/01/23	5,089
5,000	State of California, Various Purpose, GO, 5.000%, 03/01/14	5,443

		24,360

	Hospital — 0.4%
4,375	Kaweah Delta Health Care District, Rev., 5.000%, 08/01/22	4,234

	Housing — 0.9%
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 08/01/28	1,404
	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program,
20	Series A, Rev., GNMA/FNMA, 5.000%, 12/01/11	20
1,375	Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	1,389
4,465	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ: FNMA, 4.750%, 06/15/11	4,510

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
3,000	State of California, Veterans, GO, 4.900%, 12/01/25	2,779

		10,102

	Other Revenue — 0.8%
2,155	Bay Area Toll Authority, California Toll Sanitary Francisco Bay Area, Series F, Rev., 5.000%, 04/01/25	2,262
2,780	California Statewide Communities Development Authority, Inland Regional Center Project, Rev., 5.000%, 12/01/17	2,828
1,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	1,010
2,000	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 08/01/26	2,090

		8,190

	Transportation — 0.4%
4,000	San Francisco City & County Airports Commission, Series 34E, Rev., AMT, AGM, 5.750%, 05/01/21	4,372

	Water & Sewer — 0.1%
1,050	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/23	1,149

	Total California	57,529

	Colorado — 3.2%
	General Obligation — 0.8%
1,000	Adams & Arapahoe Joint School District 28J Aurora, GO, NATL-RE, 5.250%, 12/01/25	1,054
2,925	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, 5.250%, 12/15/20	3,422
4,000	Jefferson County School District R-001, GO, 5.000%, 12/15/18	4,612

		9,088

	Hospital — 0.8%
6,290	Colorado Health Facilities Authority, Adventist Health, Unrefunded Balance, Series E, Rev., VAR, 5.125%, 11/15/25	6,292
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.000%, 09/01/22	2,408

		8,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — 0.8%
985	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, Rev., AMT, Zero Coupon, 11/01/29	327
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
550	Series C-3, Class I, Rev., AMT, 4.450%, 04/01/11	552
825	Series C-3, Class I, Rev., AMT, 4.550%, 10/01/12	851
820	Series C-3, Class I, Rev., AMT, 4.650%, 10/01/13	842
	Colorado Housing & Facilities Finance Authority, Single Family Program,
85	Series B-2, Rev., NATL-RE-IBC, 6.800%, 04/01/30	86
780	Series C-2, Rev., AMT, FHA/VA MTGS, 7.050%, 04/01/31	814
2,074	Denver City & County, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 12/01/39	2,158
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
110	Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 05/01/27	111
260	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 11/01/34	268
120	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/31	122
1,576	El Paso County, Single Family Mortgage, Series A, Rev., VAR, GNMA/FNMA, 5.350%, 06/01/39	1,630
755	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	797

		8,558

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
1,920	City of Aurora, McKesson Corp. Project, Series A, Rev., VAR, 5.375%, 12/01/11	1,926

	Prerefunded — 0.0% (g)
135	Colorado Health Facilities Authority, Adventist Health, Series E, Rev., 5.000%, 11/15/13 (p)	151

	Private Placement — 0.0% (g)
132	IDK Partners III Trust, Pass-Through Certificates, 5.100%, 08/01/23 (f) (i)	132

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.6%
	Denver City & County, Airport,
2,410	Series D, Rev., AGM, 5.500%, 11/15/13	2,488
1,000	Series D, Rev., AGM, 5.500%, 11/15/15	1,031
2,500	Series D, Rev., AGM, 5.500%, 11/15/16	2,574
675	Denver City & County, Special Facilities, Airport, Rental Car Project, Series A, Rev., NATL-RE, 6.000%, 01/01/13	677

		6,770

	Total Colorado	35,325

	Connecticut — 0.4%
	Other Revenue — 0.4%
	Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program,
1,385	Series A, Rev., 5.000%, 11/15/16	1,551
1,560	Series A, Rev., 5.250%, 11/15/23	1,676
1,500	Series A, Rev., 5.250%, 11/15/24	1,593

	Total Connecticut	4,820

	Delaware — 0.5%
	Housing — 0.5%
	Delaware State Housing Authority, Single Family Mortgage,
600	Series A-1, Rev., AMBAC, 5.170%, 01/01/30	622
3,480	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 07/01/39	3,689
700	Series D-1, Rev., AMT, 4.625%, 01/01/23	709

	Total Delaware	5,020

	District of Columbia — 1.1%
	Housing — 0.1%
1,140	District of Columbia Housing Finance Agency, Single Family Program, Series B, Rev., AMT, 5.625%, 06/01/35	1,178

	Other Revenue — 0.3%
	District of Columbia, Income Tax,
1,500	Series A, Rev., 5.000%, 12/01/18	1,739
1,650	Series B, Rev., 5.250%, 12/01/29	1,755

		3,494

	Transportation — 0.7%
3,000	Metropolitan Washington Airports Authority, Series A, Rev., AMT, 5.500%, 10/01/21	3,226
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/25	4,249

		7,475

	Total District of Columbia	12,147

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Florida — 6.8%
	Certificate of Participation/Lease — 0.6%
4,000	Collier County School Board, COP, AGM, 5.250%, 02/15/21	4,329
2,000	Miami-Dade County School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/15	2,159

		6,488

	Education — 0.5%
	Capital Projects Finance Authority, Capital Projects Loan Program,
2,385	Series F-1, Rev., NATL-RE, 5.500%, 10/01/13	2,382
2,880	Series F-1, Rev., NATL-RE, 5.500%, 10/01/14	2,854

		5,236

	General Obligation — 0.1%
1,250	Florida State Board Education, Public Education Capital Outlay 2004, Series C, GO, 5.000%, 06/01/24	1,310

	Hospital — 0.5%
500	Highlands County Health Facilities Authority, Adventist Health, Series A, Rev., VAR, 5.000%, 11/15/16	544
5,000	South Miami Health Facilities Authority, Baptist Health South Florida Group, Rev., 5.000%, 08/15/21	5,133

		5,677

	Housing — 1.7%
1,330	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/27	1,338
1,940	Escambia County, Housing Finance Authority, Single Family Mortgage, Multi-County Program, Series A, Rev., GNMA/FNMA/FHLMC FHA/VA GTD, 4.800%, 10/01/38	1,939
4,245	Florida Housing Finance Corp., Homeowner Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC COLL, 5.000%, 07/01/28	4,517
2,000	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	2,121
	Hillsborough County Housing Finance Authority,
1,245	Rev., AMT, GNMA/FMNA/FHLMC, 5.200%, 04/01/38	1,283
1,020	Series 2, Rev., AMT, GNMA/FMNA/FHLMC, 4.400%, 10/01/27	1,024
680	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 10/01/36	698

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
440	Orange County, Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA, 5.400%, 09/01/32	462
1,680	Orange County, Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA, 5.125%, 09/01/38	1,749
	Pinellas County Housing Finance Authority, Multi-County Program,
1,530	Series A-2, Rev., AMT, GNMA/FMNA/FHLMC, 4.900%, 09/01/27	1,517
1,230	Series B-1, Rev., GNMA/FNMA, 5.200%, 03/01/36	1,250

		17,898

	Other Revenue — 0.5%
2,000	Florida Housing Finance Corp., Homeowner Mortgage, Series B, Rev., GNMA, 4.500%, 01/01/29	2,106
2,900	Florida Water Pollution Control Financing Corp., Water Pollution Control, Series A, Rev., 5.000%, 07/15/22	3,239

		5,345

	Resource Recovery — 0.1%
1,135	Lee County, Solid Waste System, Rev., NATL-RE, 5.625%, 10/01/13	1,157

	Special Tax — 0.2%
2,900	Miami-Dade County, Sub Series A, Rev., NATL-RE, Zero Coupon, 10/01/16	2,202

	Transportation — 1.2%
	Hillsborough County Aviation Authority, Tampa International Airport,
3,890	Series A, Rev., NATL-RE, 5.375%, 10/01/16	4,129
5,000	Series A, Rev., NATL-RE, 5.500%, 10/01/15	5,371
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, AGM-CR, CIFG, 5.000%, 10/01/16	3,234

		12,734

	Utility — 0.9%
5,000	City of Port St. Lucie, Rev., NATL-RE, 5.250%, 09/01/24	5,130
4,640	Fort Pierce Utilities Authority, Rev., AMBAC, 5.000%, 10/01/15	4,918

		10,048

	Water & Sewer — 0.5%
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	5,819

	Total Florida	73,914

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Georgia — 1.2%
	Certificate of Participation/Lease — 0.5%
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	5,596

	General Obligation — 0.5%
5,000	Fulton County School District, GO, 5.500%, 01/01/21	5,983

	Housing — 0.2%
1,990	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Mortgage-Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 03/01/41	2,023

	Total Georgia	13,602

	Hawaii — 0.4%
	General Obligation — 0.4%
	City & County of Honolulu,
1,470	Series D, GO, 5.250%, 09/01/26	1,593
2,900	Series D, GO, 5.250%, 09/01/27	3,118

	Total Hawaii	4,711

	Idaho — 0.1%
	Housing — 0.1%
650	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.550%, 07/01/20	667
	Idaho Housing & Finance Association, Single Family Mortgage,
35	Series D, Rev., FHA/VA MTGS, 6.450%, 07/01/14	35
80	Series E-2, Rev., 5.950%, 07/01/14	80
95	Series H, Rev., FHA/VA MTGS, 6.050%, 07/01/14	96
15	Sub Series A, Rev., FHA/VA MTGS, 5.350%, 07/01/11	15

		893

	Total Idaho	893

	Illinois — 4.3%
	General Obligation — 1.4%
	Chicago Board of Education,
3,000	Series C, GO, 5.250%, 12/01/24	3,016
2,000	Series C, GO, AGC-ICC, 5.250%, 12/01/26	1,987
350	City of Chicago Heights, Series A, GO, NATL-RE, FGIC, 5.650%, 12/01/16	354
1,315	City of Chicago, Unrefunded Balance, Series A, GO, AGM, 5.250%, 01/01/19	1,399

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
8,680	State of Illinois, Series 1, GO, NATL-RE, FGIC, 6.000%, 11/01/26	9,011

		15,767

	Hospital — 0.1%
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.250%, 11/15/23	1,431

	Housing — 1.8%
	City of Aurora, Single Family Mortgage,
1,661	Series A, Rev., AMT, GNMA/FNMA/FHLMC FHA/VA GTD, 5.500%, 12/01/39	1,628
1,738	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	1,813
	City of Chicago, Single Family Mortgage,
1,110	Series B, Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 10/01/33	1,152
1,990	Series C, Rev., GNMA/FNMA, 5.750%, 12/01/42	2,102
2,890	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 12/01/42	3,028
2,480	Series K, Rev., GNMA/FNMA/FHLMC, 5.350%, 06/01/43	2,576
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
2,385	Series A, Rev., GNMA COLL, 6.500%, 07/20/15	2,511
4,465	Series A, Rev., GNMA COLL, 6.600%, 07/20/21	4,695
45	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL/FHA/VA MTGS, 7.600%, 04/01/27	46

		19,551

	Other Revenue — 0.4%
1,000	Illinois Finance Authority, Gas Supply, Peoples Gas Light & Coke, Rev., VAR, 2.125%, 07/01/14	977
	Railsplitter Tobacco Settlement Authority,
1,500	Rev., 5.000%, 06/01/19	1,458
1,500	Rev., 5.250%, 06/01/20	1,471

		3,906

	Transportation — 0.6%
5,980	Chicago O’Hare International Airport, 3rd Lien, Series C, Rev., AMT, NATL-RE, 5.250%, 01/01/23	5,933
100	City of Chicago, Midway Airport, Series A, Rev., AMT, AGM, 5.125%, 01/01/26	97

		6,030

	Total Illinois	46,685

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Indiana — 2.5%
	General Obligation — 0.1%
1,400	Indiana Housing & Community Development Authority, Home First Program, Series A, GO, GNMA/FNMA/COLL, 4.500%, 06/01/28	1,475

	Hospital — 0.4%
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.000%, 11/15/12	834
1,095	Rev., 5.000%, 11/15/15	1,145
1,000	Rev., 5.250%, 11/15/25	949
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A-1, Rev., VAR, 5.000%, 05/01/13	1,879

		4,807

	Housing — 0.4%
	Indiana Housing & Community Development Authority,
2,580	Series B-2, Rev., GNMA/FNMA, 5.000%, 07/01/36	2,627
1,555	Series C-2, Rev., GNMA/FNMA, 5.000%, 01/01/36	1,592

		4,219

	Other Revenue — 0.9%
2,000	Indiana Finance Authority, Ascension Health, Series A-8, Rev., VAR, 5.000%, 07/28/16	2,238
4,790	Indiana State Finance Authority Revenue, State Revolving Fund Program, Series B, Rev., 5.000%, 02/01/27	5,001
2,000	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/27	2,063

		9,302

	Transportation — 0.3%
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.250%, 01/01/14	3,231

	Water & Sewer — 0.4%
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 07/01/19	4,315

	Total Indiana	27,349

	Iowa — 0.1%
	Housing — 0.1%
880	Iowa Finance Authority, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	933

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kansas — 1.2%
	Housing — 1.2%
	Sedgwick & Shawnee Counties, Single Family Mortgage,
2,205	Series A, Rev., GNMA/FNMA, 5.400%, 12/01/37	2,296
960	Series A-3, Rev., GNMA/FNMA, 5.500%, 06/01/28	1,015
475	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/37	495
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
620	Series A, Rev., GNMA/FNMA, 6.050%, 06/01/27	661
2,990	Series A, Rev., GNMA/FNMA/FHLMC, 5.450%, 06/01/38	3,112
2,330	Series A-4, Rev., GNMA/FNMA/FHLMC, 5.850%, 06/01/39	2,443
1,990	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/38	2,069
825	Series B-3, Rev., GNMA/FNMA, 5.850%, 12/01/34	848

	Total Kansas	12,939

	Kentucky — 0.4%
	Housing — 0.4%
4,250	Kentucky Housing Corp., Series A, Rev., 5.000%, 01/01/27	4,536

	Louisiana — 2.6%
	Certificate of Participation/Lease — 0.1%
1,000	Louisiana State Military Department, CR, Rev., COP, 5.000%, 08/01/15	1,092

	Hospital — 0.9%
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., AGM, 5.750%, 07/01/18	5,394
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.250%, 03/01/11	540
515	Series B, GO, RADIAN, 5.250%, 03/01/12	530
400	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.700%, 11/15/18	371
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
2,000	Series A, Rev., 5.375%, 02/01/14	2,087
1,190	Series A, Rev., 5.375%, 02/01/16	1,226

		10,148

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — 0.6%
	Calcasieu Parish Public Transportation Authority, Single Family Mortgage,
175	Series B, Rev., GNMA/FNMA, 5.000%, 04/01/28	179
2,410	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 09/01/38	2,487
533	East Baton Rouge Mortgage Finance Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	571
	Jefferson Parish Finance Authority, Single Family Mortgage,
510	Series B-1, Rev., GNMA/FNMA/COLL, 6.650%, 12/01/33	540
2,155	Series C, Rev., GNMA/FNMA, 4.500%, 12/01/24	2,161
695	Louisiana Housing Finance Agency, Single Family Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/40	713

		6,651

	Other Revenue — 0.3%
2,930	State of Louisiana, Gas And Fuels Tax, Second Lien, Series B, Rev., 5.000%, 05/01/26	3,068

	Utility — 0.7%
	Louisiana Energy & Power Authority,
4,320	Rev., AGM, 5.750%, 01/01/12	4,507
2,290	Rev., AGM, 5.750%, 01/01/13	2,484

		6,991

	Total Louisiana	27,950

	Maryland — 2.1%
	General Obligation — 1.9%
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 08/01/18	5,891
	State of Maryland,
4,225	Series B, GO, 5.000%, 03/01/18	4,967
3,000	Series B, GO, 5.000%, 03/01/19	3,537
6,000	State of Maryland, State and Local Facilities Lien, Series 1, GO, 5.000%, 03/15/17 (p)	7,006

		21,401

	Housing — 0.2%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 09/01/24	308

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
810	Montgomery County Housing Opportunites Commission, Single Family Mortgage, Series D, Rev., AMT, 5.500%, 01/01/38	844
610	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	637
100	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 12/01/34	100

		1,889

	Total Maryland	23,290

	Massachusetts — 2.3%
	Education — 0.2%
	Massachusetts Health & Educational Facilities Authority, Springfield College,
1,050	Rev., 5.000%, 10/15/15	1,150
1,060	Rev., 5.000%, 10/15/17	1,160

		2,310

	General Obligation — 0.8%
	Commonwealth of Massachusetts,
5,250	Series A, GO, 5.000%, 08/01/24	5,609
2,500	Series B, GO, AGM, 5.250%, 09/01/21	2,925

		8,534

	Housing — 0.8%
3,725	Boston Housing Authority, Rev., AGM, 5.000%, 04/01/16	4,026
1,000	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., AMT, 4.900%, 12/01/21	1,009
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.400%, 10/01/11	686
700	Series A, Rev., 3.600%, 10/01/12	727
725	Series A, Rev., 3.750%, 10/01/13	766
750	Series A, Rev., 3.900%, 10/01/14	800

		8,014

	Water & Sewer — 0.5%
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.250%, 08/01/24	5,759

	Total Massachusetts	24,617

	Michigan — 2.8%
	Education — 0.4%
4,000	University of Michigan, Series C, Rev., 5.000%, 04/01/18	4,679

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hospital — 1.2%
2,055	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	2,130
1,000	Michigan State Hospital Finance Authority, Ascension Health, Senior Care Group, Rev., 5.000%, 11/15/16	1,107
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
5,000	Rev., 5.500%, 11/01/17	5,145
2,500	Series A, Rev., 5.000%, 07/15/15	2,642
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.125%, 07/01/22	2,494

		13,518

	Housing — 0.5%
	Michigan State Housing Development Authority,
3,185	Series A, Rev., AMT, 5.000%, 06/01/30	3,264
2,030	Series D, Rev., AMT, AGM, 4.950%, 04/01/21	2,040

		5,304

	Other Revenue — 0.2%
1,705	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	1,730

	Water & Sewer — 0.5%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/17	5,777

	Total Michigan	31,008

	Minnesota — 3.1%
	General Obligation — 1.0%
3,360	Minneapolis St. Paul Housing Finance Board, Mortgage-Backed, City Living, Series A-2, GO, GNMA/FNMA/FHLMC, 5.520%, 03/01/41	3,454
1,925	Minnesota Housing Finance Agency, Non Amount, Non Ace Mortgage-Backed, GO, GNMA/FNMA/FHLMC COLL, 4.250%, 07/01/28	1,989
4,465	State of Minnesota, Various Purpose, Series K, GO, 5.000%, 11/01/20	5,208

		10,651

	Housing — 1.5%
4,763	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 12/01/40	4,906

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
677	Dakota County Community Development Agency, Single Family Mortgage, Series B, Rev., GNMA/FMNA/FHLMC, 5.150%, 12/01/38	690
3,492	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/40	3,616
1,505	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/19	1,509
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,105	Series D, Rev., VAR, AMT, 5.500%, 01/01/38	1,156
4,195	Series L, Rev., AMT, 5.500%, 07/01/48	4,408

		16,285

	Other Revenue — 0.3%
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.250%, 08/01/24	1,099
1,070	Rev., 5.250%, 08/01/25	1,143
825	Rev., 5.250%, 08/01/26	862

		3,104

	Transportation — 0.3%
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series B, Rev., AMT, 5.000%, 01/01/16	3,242

	Total Minnesota	33,282

	Mississippi — 0.8%
	Education — 0.1%
945	Jackson State University Educational Building Corp., Campus Facilities Project, Rev., VAR, 5.000%, 03/01/11 (p)	945

	Housing — 0.5%
5,250	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/38	5,457

	Other Revenue — 0.2%
2,000	Mississippi Home Corp., Series A, Rev., GNMA/FMNA/FHLMC, 4.500%, 12/01/31	2,095

	Total Mississippi	8,497

	Missouri — 1.4%
	Housing — 1.2%
	Missouri Housing Development Commission, Home Ownership Loan Program,
1,640	GNMA, 6.000%, 03/01/36	1,708

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — Continued
700	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.050%, 03/01/38	709
3,655	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 09/01/38	3,846
985	Series E-1, Rev., FHLMC, 5.000%, 11/01/27	1,051
1,725	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/37	1,811
3,275	Missouri Housing Development Commission, Home Ownership Loan Program, Single Family Mortgage, Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/35	3,378
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
95	Series B-1, Rev., AMT, GNMA/FNMA/COLL, 6.150%, 03/01/20	97
125	Series B-1, Rev., AMT, NATL-RE-IBC, 7.450%, 09/01/31	127

		12,727

	Transportation — 0.2%
2,105	City of St. Louis, Lambert, Series B, Rev., AMT, AGM, 5.000%, 07/01/19	2,173

	Total Missouri	14,900

	Montana — 0.4%
	Housing — 0.4%
	Montana Board of Housing, Single Family Mortgage,
2,910	Series A, Rev., 5.250%, 12/01/36	3,018
170	Series B, Rev., 5.500%, 12/01/37	176
745	Series B-2, Rev., AMT, 6.000%, 12/01/29	756

		3,950

	Total Montana	3,950

	Nebraska — 0.3%
	Housing — 0.3%
	Nebraska Investment Finance Authority,
1,750	Series C, Rev., 5.500%, 03/01/36	1,804
1,900	Series C, Rev., GNMA/FNMA/FHLMC, 5.250%, 09/01/31	1,944

		3,748

	Total Nebraska	3,748

	Nevada — 1.7%
	Education — 0.5%
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.000%, 07/01/19	5,765

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.8%
7,000	Clark County School District, Series B, GO, AGM, 5.000%, 06/15/18	7,545
1,360	Las Vegas Convention & Visitors Authority, GO, AMBAC, 5.000%, 07/01/29	1,317

		8,862

	Housing — 0.2%
785	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., FNMA COLL, 5.450%, 10/01/15	786
10	Nevada Housing Division, Single Family Mortgage, Sub Series A-1, Rev., AMT, 5.200%, 04/01/11	10
1,536	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 11/01/40	1,595

		2,391

	Other Revenue — 0.2%
1,690	Las Vegas Special Improvement District No. 707, Special Assessment, Series A, AGM, 5.400%, 06/01/14	1,699

	Total Nevada	18,717

	New Hampshire — 0.6%
	Housing — 0.1%
1,650	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 07/01/38	1,810

	Other Revenue — 0.5%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,154
900	Rev., NATL-RE, 5.500%, 06/01/27	1,039

		5,193

	Total New Hampshire	7,003

	New Jersey — 3.4%
	Education — 0.6%
	New Jersey EDA, School Facilities Construction,
3,000	Series O, Rev., 5.250%, 03/01/14	3,231
3,000	Series P, Rev., 5.250%, 09/01/16	3,233

		6,464

	General Obligation — 0.1%
1,215	Egg Harbor Township School District, GO, AGM, 5.750%, 07/15/24	1,451

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hospital — 0.1%
1,355	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems, Rev., RADIAN, 5.000%, 07/01/11	1,364

	Other Revenue — 1.0%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.000%, 01/01/15	2,390
	Tobacco Settlement Financing Corp.,
5,000	Series 1A, Rev., 5.000%, 06/01/14	5,085
1,155	Series 1A, Rev., 5.000%, 06/01/16	1,153
2,550	Series 1A, Rev., 5.000%, 06/01/19	2,403

		11,031

	Transportation — 1.6%
	New Jersey Transportation Trust Fund Authority,
2,000	Series A, Rev., 5.500%, 12/15/21	2,145
5,000	Series A, Rev., AMBAC, 5.500%, 12/15/15	5,561
8,690	Series B, Rev., AMBAC, 5.250%, 12/15/22	9,025

		16,731

	Total New Jersey	37,041

	New Mexico — 0.8%
	General Obligation — 0.1%
1,000	New Mexico Finance Authority, State Transportation, Senior Lien, GO, 5.000%, 06/15/17	1,156

	Housing — 0.7%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
2,440	Series B-3, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 07/01/28	2,391
770	Series C, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 01/01/37	809
2,535	Series C-2, Rev., AMT, FNMA/GNMA, 4.700%, 09/01/33	2,540
2,195	Series D-1, Class I, Rev., AMT, GNMA/FMNA/FHLMC, 5.850%, 01/01/37	2,345

		8,085

	Total New Mexico	9,241

	New York — 7.7%
	Certificate of Participation/Lease — 2.7%
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., COP, AMBAC, 5.500%, 05/15/20	5,627
2,800	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., COP, 6.000%, 08/15/16	3,129

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificate of Participation/Lease — Continued
5,900	New York State Dormitory Authority, Personal State Income Tax, Series C, Rev., COP, 5.000%, 03/15/26	6,178
	Tobacco Settlement Financing Corp., Asset-Backed Securities,
4,000	Series A-1, Rev., COP, 5.000%, 06/01/12	4,206
1,675	Series B-1, Rev., COP, XLCA-ICR, 4.000%, 06/01/12	1,740
8,000	Series B-1C, Rev., COP, 5.500%, 06/01/16	8,083

		28,963

	Education — 0.8%
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.000%, 12/01/23	2,021
	New York State Dormitory Authority,
5,000	Series A, Rev., 5.000%, 03/15/21	5,458
1,295	Series B, Rev., VAR, 5.250%, 05/15/12	1,356

		8,835

	General Obligation — 1.6%
	New York City,
7,500	Series D, GO, 5.000%, 11/01/22	7,921
5,000	Series G, GO, 5.000%, 08/01/14	5,552
4,000	Series G, GO, 5.250%, 08/01/15	4,363

		17,836

	Housing — 0.2%
2,000	New York State Mortgage Agency, Rev., 5.000%, 04/01/28	2,126

	Other Revenue — 0.1%
1,100	New York State Dormitory Authority, Jewish Board of Family & Children, Rev., AMBAC, 5.000%, 07/01/11	1,112

	Resource Recovery — 0.2%
2,140	Islip Resource Recovery Agency, 1985 Facility, Series F, Rev., AGM, 5.000%, 07/01/13	2,291

	Special Tax — 0.7%
5,000	New York City Transitional Finance Authority, Future Tax Secured, Series A, Rev., VAR, 5.500%, 11/01/26	5,154
2,000	New York State Dormitory Authority, Series A, Rev., 5.250%, 02/15/24	2,183

		7,337

	Transportation — 1.4%
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.250%, 11/15/14	1,103

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
3,145	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., 5.250%, 11/15/24	3,326
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., NATL-RE, 5.250%, 01/01/12	1,398
5,000	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Series B, Rev., NATL-RE, FGIC, 5.000%, 04/01/17	5,566
4,000	Port Authority of New York & New Jersey, CONS-131, Series CIFG, Rev., CIFG-TCRS, 5.000%, 12/15/17	4,264

		15,657

	Total New York	84,157

	North Carolina — 3.0%
	Education — 0.5%
3,300	Board of Governors of the University of North Carolina, Appalachian State Charlotte, Series B1, Rev., 5.250%, 10/01/23	3,633
1,355	University of North Carolina System, Series A, Rev., 5.250%, 10/01/23	1,501

		5,134

	General Obligation — 0.8%
2,000	Asheville North Carolina Water System, GO, AGM, 5.000%, 08/01/19	2,225
2,000	Mecklenburg County, Series A, GO, 5.000%, 08/01/19	2,360
3,250	Union County, Series B, GO, 5.000%, 03/01/17	3,777

		8,362

	Housing — 0.6%
490	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.900%, 08/20/15	509
3,160	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/39	3,270
	North Carolina Housing Finance Agency, Home Ownership,
1,420	Series 23-A, Rev., VAR, AMT, 5.000%, 07/01/36	1,447
1,495	Series 26-A, Rev., VAR, AMT, 5.500%, 01/01/38	1,562

		6,788

	Other Revenue — 0.5%
1,000	North Carolina Capital Facilities Finance Agency, Waste Management of Carolinas Project, Rev., VAR, 3.375%, 08/01/14	990

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
3,000	State of North Carolina, State Capital Improvement Ltd., Series A, Rev., 5.000%, 05/01/17	3,471
1,250	Wake County, Hammond Road Detention Center, Rev., 5.000%, 06/01/24	1,344

		5,805

	Utility — 0.3%
2,500	North Carolina Municipal Power Agency No. 1-Catawba Electric, Series A, Rev., 5.250%, 01/01/16	2,818

	Water & Sewer — 0.3%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/22	3,792

	Total North Carolina	32,699

	North Dakota — 0.7%
	General Obligation — 0.1%
1,500	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series F, GO, 4.500%, 01/01/35	1,521

	Housing — 0.2%
1,990	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series B, Rev., 5.000%, 07/01/28	2,102

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
2,000	McLean County, Solid Waste Great River Energy Project, Series A, Rev., 4.875%, 07/01/26	1,906

	Other Revenue — 0.2%
2,000	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series D, Rev., 4.500%, 01/01/29	2,081

	Total North Dakota	7,610

	Ohio — 2.0%
	General Obligation — 0.6%
1,000	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/25	1,122
5,000	State of Ohio, Infrastructure Improvement, Series A, GO, 5.500%, 02/01/20	5,911

		7,033

	Housing — 0.3%
450	Cuyahoga County, Multi-Family Housing, Carter Manor, Rev., GNMA, 4.000%, 09/20/14	462
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
95	Series B, Rev., AMT, GNMA COLL, 4.650%, 09/01/20	96

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — Continued
325	Series C, Rev., GNMA COLL, 4.625%, 09/01/31	333
	Summit County Port Authority, Eastland Woods Project,
350	Series A, Rev., FHA, GNMA COLL, 4.000%, 12/20/14	354
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 12/20/19	579
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 12/20/26	1,000

		2,824

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
1,160	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	1,099
385	Cleveland-Cuyahoga County Port Authority, Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/16	385
520	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Tax Allocation, Series B, 4.500%, 05/15/30	379

		1,863

	Other Revenue — 0.3%
1,000	City of Columbus, Sewer Revenue System, Series A, Rev., 5.000%, 06/01/23	1,078
2,430	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/16	2,724

		3,802

	Prerefunded — 0.1%
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
685	Series C, Rev., 5.350%, 11/15/12 (p)	707
80	Series C, Rev., 6.000%, 05/15/11 (p)	81

		788

	Water & Sewer — 0.5%
5,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/17	5,789

	Total Ohio	22,099

	Oklahoma — 0.6%
	General Obligation — 0.1%
1,735	Oklahoma Housing Finance Agency, Single Homeownership Loan Program, Series A, GO, GNMA/FNMA/FHLMC, 4.375%, 09/01/27	1,819

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 0.5%
470	Canadian County, Home Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA COLL, 6.700%, 09/01/32	478
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
3,400	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 10/01/38	3,499
1,147	Series A-2, Rev., GNMA, 5.700%, 04/01/36	1,201

		5,178

	Total Oklahoma	6,997

	Oregon — 0.8%
	General Obligation — 0.2%
1,840	Jackson County School District No. 549C, GO, School Board Guaranty, 5.250%, 06/15/16	2,146

	Housing — 0.3%
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of The West, 5.100%, 11/01/17	2,616

	Other Revenue — 0.3%
3,495	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	3,628

	Total Oregon	8,390

	Other Territories — 0.6%
	Housing — 0.6%
2,000	Multi-Family Housing, Bond Pass-Through Certificates, Series 7, Rev., VAR, 5.850%, 11/01/21	1,854
1,225	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 11/01/23	1,109
2,390	Multi-Family Housing, Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., 5.800%, 11/01/15	2,382
1,530	Multi-Family Housing, Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.850%, 05/01/16	1,517

		6,862

	Total Other Territories	6,862

	Pennsylvania — 3.3%
	Education — 0.6%
2,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	2,072

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
4,000	University of Pittsburgh, University Capital Project, Series B, Rev., 5.250%, 09/15/26	4,329

		6,401

	General Obligation — 0.5%
	City of Philadelphia,
3,000	Series A, GO, AGM, 5.000%, 08/01/14	3,274
1,700	Series A, GO, XLCA, 5.000%, 02/15/12	1,746

		5,020

	Hospital — 0.2%
1,875	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	2,068

	Housing — 0.1%
1,150	Allegheny County Residential Finance Authority, Single Family, Series TT, Rev., GNMA/FNMA, 5.750%, 05/01/37	1,199
125	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.700%, 07/01/13	126
105	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.700%, 07/01/13	106
105	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.700%, 07/01/13	105

		1,536

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
3,000	Bucks County IDA, Wastewater Management, Inc. Project, Rev., VAR, 2.875%, 02/01/13	2,968
1,500	Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Series A, Rev., VAR, 3.700%, 05/01/15	1,495

		4,463

	Other Revenue — 0.7%
3,000	Allegheny County Airport Authority, Series 2B, Rev., FGIC, 5.000%, 01/01/18	3,066
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Tax Allocation, Series A, 5.000%, 12/15/11	1,264
3,000	Pennsylvania Economic Development Financing Authority, People Energy Supply, Series A, Rev., VAR, 3.000%, 09/01/15	2,971

		7,301

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Private Placement — 0.2%
2,500	Pennsylvania Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., NATL-RE, 5.700%, 11/15/11 (f) (i)	2,489

	Resource Recovery — 0.6%
6,925	Harrisburg Authority, Resource Recovery Improvements, Series D-2, Rev., VAR, AGM, 5.000%, 12/01/13	6,933

	Total Pennsylvania	36,211

	South Carolina — 2.4%
	Certificate of Participation/Lease — 0.6%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., COP, 5.250%, 12/01/22	3,650
2,560	City of Columbia, Tourism Development Fee Pledge, COP, AMBAC, 5.250%, 06/01/20	2,656

		6,306

	General Obligation — 0.6%
5,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/24	6,443

	Hospital — 0.6%
	Lexington County, Health Services District,
925	Rev., 6.000%, 05/01/11	932
1,090	Rev., 6.000%, 05/01/14	1,195
4,125	Medical University Hospital Authority, FHA Insured Mortgage, Series A, Rev., NATL-RE, FHA, 5.250%, 02/15/23	4,239

		6,366

	Other Revenue — 0.1%
1,240	South Carolina State Housing Finance & Development Authority, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/28	1,323

	Utility — 0.5%
5,000	South Carolina State Public Service Authority, Series A, Rev., NATL-RE, FGIC, 5.250%, 01/01/21	5,440

	Total South Carolina	25,878

	South Dakota — 0.4%
	Housing — 0.3%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
40	Series D, Rev., 4.800%, 05/01/11	41
50	Series D, Rev., 4.900%, 05/01/12	51
2,640	Series E, Rev., 6.000%, 11/01/38	2,833

		2,925

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.1%
1,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., 5.000%, 09/01/17	1,080

	Total South Dakota	4,005

	Tennessee — 3.2%
	General Obligation — 0.5%
4,955	Tennessee Housing Development Agency, Home Ownership Program, Series 1C, GO, 3.750%, 01/01/25	4,816

	Housing — 1.5%
3,155	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., VAR, LIQ: FNMA, 4.900%, 06/01/11	3,188
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., VAR, AMT, FHLMC, LIQ: FHLMC, 5.000%, 10/01/17	2,100
	Tennessee Housing Development Agency,
2,500	Series A-1, Rev., 5.000%, 01/01/27	2,656
2,895	Series A-2, Rev., 4.200%, 07/01/25	2,789
	Tennessee Housing Development Agency, Home Ownership Program,
4,130	Series 2006-2, Rev., AMT, 5.750%, 01/01/37	4,340
1,590	Series 2007-1, Rev., AMT, 5.500%, 01/01/38	1,671

		16,744

	Other Revenue — 0.1%
1,300	Memphis-Shelby County Airport Authority, Series A-1, Rev., AMT, 5.750%, 07/01/20 (w)	1,403

	Transportation — 0.1%
1,000	Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.750%, 07/01/25	1,012

	Utility — 0.5%
5,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.250%, 09/01/21	4,870

	Water & Sewer — 0.5%
5,000	Metropolitan Government Nashville & Davidson County, Series A, Rev., AGM, 5.250%, 01/01/21	5,786

	Total Tennessee	34,631

	Texas — 8.0%
	General Obligation — 2.7%
1,150	Conroe Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/15/19 (w)	1,341

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
4,685	El Paso County Hospital District, Certicates Obligation, GO, AMBAC, 5.000%, 08/15/21	4,951
4,000	Fort Bend County, GO, 5.250%, 03/01/28	4,225
2,335	Keller Independent School District, School Building, GO, 5.250%, 02/15/26	2,459
	Little Elm Independent School District, Unrefunded Balance,
5	GO, PSF-GTD, Zero Coupon, 08/15/30	2
5	GO, PSF-GTD, Zero Coupon, 08/15/31	1
5	GO, PSF-GTD, Zero Coupon, 08/15/32	1
	Northside Independent School District, School Building,
6,035	GO, PSF-GTD, 5.000%, 08/15/19	6,824
1,900	Series C, GO, VAR, PSF-GTD, 4.100%, 05/31/12	1,966
2,000	Port of Houston Authority, Series D-1, GO, 5.000%, 10/01/24	2,186
1,150	State of Texas, Series B1 & B2, GO, VAR, 9.667%, 09/30/11	1,213
1,895	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/19	2,108
2,500	Wichita Falls Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/01/25	2,651

		29,928

	Hospital — 0.4%
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.250%, 12/01/13	1,560
100	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	102
3,000	North Central Texas Health Facility Development Corp., Baylor Health Care System, Rev., 5.000%, 05/15/17	3,003

		4,665

	Housing — 1.0%
270	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.250%, 11/01/12	274
2,310	Nortex Single Family Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 07/01/38	2,403
1,025	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.400%, 03/01/28	1,047
1,713	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FMNA/FHLMC, 5.300%, 10/01/39	1,778

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — Continued
4,009	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., GNMA/FMNA/FHLMC, 5.350%, 09/01/39	4,151
600	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., GNMA/FNMA/COLL, 6.200%, 03/01/32	613
673	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 12/01/39	696

		10,962

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
	Harris County Industrial Development Corp., Deer Park Refining Project,
900	Rev., 4.700%, 05/01/18	934
2,000	Rev., 5.000%, 02/01/23	2,006

		2,940

	Other Revenue — 0.6%
2,000	Texas Department of Housing & Community Affairs, Series A, Rev., GNMA COLL, 5.000%, 07/01/29 (w)	2,146
4,175	Texas State Transportation Commission, First Tier, Rev., 5.000%, 04/01/26	4,436

		6,582

	Prerefunded — 0.2%
	Little Elm Independent School District, Capital Appreciation,
1,925	GO, PSF-GTD, Zero Coupon, 08/15/12 (p)	616
1,625	GO, PSF-GTD, Zero Coupon, 08/15/12 (p)	490
1,925	GO, PSF-GTD, Zero Coupon, 08/15/12 (p)	545

		1,651

	Transportation — 1.8%
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., NATL-RE, 5.250%, 11/15/16	3,160
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/18	2,240
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
1,500	Series A, Rev., 5.000%, 11/01/22	1,549
6,000	Series A, Rev., AGM, 5.500%, 11/01/21	6,225
6,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/23	6,535

		19,709

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.5%
	Harris County Cultural Education Facilities Finance Corp., Teco Project,
950	Series A, Rev., 5.000%, 11/15/15	1,078
1,025	Series B, Rev., 5.000%, 11/15/13	1,131
3,000	Lower Colorado River Authority, Transmission Service, Rev., AGM, 5.250%, 05/15/18	3,125

		5,334

	Water & Sewer — 0.5%
5,000	Texas Water Development Board, Revolving Funds, Sub Lien, Series B, Rev., 5.250%, 07/15/24	5,423

	Total Texas	87,194

	Utah — 0.7%
	Education — 0.4%
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., NATL-RE, 5.250%, 04/01/23	3,678

	Housing — 0.0% (g)
115	Utah State Housing Finance Agency, Single Family Mortgage, Series D-2, Rev., FHA/VA MTGS, 5.350%, 07/01/18	115

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
3,300	Utah County, Marathon Oil Project, Rev., VAR, 5.050%, 11/01/17	3,347

	Total Utah	7,140

	Vermont — 0.2%
	Other Revenue — 0.2%
2,250	Vermont Municipal Bond Bank, Series 1, Rev., 5.000%, 12/01/23	2,487

	Virginia — 2.7%
	Education — 0.4%
4,000	Virginia Public School Authority, School Financing, Series B-1, Rev., 5.000%, 08/01/22	4,451

	General Obligation — 0.9%
5,045	Chesterfield County, Public Improvement, GO, 5.000%, 01/01/20	5,686
3,000	City of Virginia Beach, Public Improvement, Series B, GO, 5.000%, 07/15/19	3,532

		9,218

	Other Revenue — 0.7%
2,050	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.250%, 08/01/21	2,332

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
5,000	Virginia Public School Authority, School Financing, Series C, Rev., 5.000%, 08/01/16	5,763

		8,095

	Resource Recovery — 0.3%
	Virginia Resources Authority, Pooled Financing,
1,110	Series A, Rev., 5.000%, 11/01/17	1,292
1,500	Series B, Rev., 5.000%, 11/01/16	1,736

		3,028

	Transportation — 0.4%
4,000	Virginia Commonwealth Transportation Board, U.S. Route 58, Corridor Development, Series C, Rev., 5.000%, 05/15/24	4,197

	Total Virginia	28,989

	Washington — 2.3%
	General Obligation — 1.5%
1,035	City of Tacoma, Limited Tax, Series B, GO, 5.000%, 12/01/17	1,182
2,390	King County School District No. 401 Highline, GO, NATL-RE, FGIC, 5.250%, 12/01/22	2,591
4,765	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.000%, 07/01/24	5,104
6,465	State of Washington, Various Purpose, Series 2007A, GO, AGM, 5.000%, 07/01/21	6,960

		15,837

	Housing — 0.2%
2,135	Washington Housing Finance Commission, GNMA Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.000%, 01/01/26	2,244

	Other Revenue — 0.1%
1,000	Port of Seattle, Intermediate Lien, Series C, Rev., AMT, 5.000%, 02/01/16	1,079

	Prerefunded — 0.1%
1,100	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Rev., VAR, AGM, 10.736%, 07/01/11 (p)	1,141

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Private Placement — 0.1%
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.850%, 12/01/12 (f) (i)	1,616

	Utility — 0.3%
2,500	City of Seattle, Light & Power, Rev., AGM, 5.000%, 08/01/16	2,766

	Total Washington	24,683

	Wisconsin — 1.5%
	General Obligation — 1.0%
5,000	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	4,483
6,335	State of Wisconsin, Series C, GO, 5.000%, 05/01/23	6,831

		11,314

	Housing — 0.0% (g)
140	Wisconsin Housing & EDA, Home Ownership, Series E, Rev., AMT, 5.750%, 09/01/27	143

	Private Placement — 0.5%
5,000	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (f) (i)	5,017

	Total Wisconsin	16,474

	Total Municipal Bonds (Cost $1,041,191)	1,050,866

SHARES
	Investment Company — 0.5%
389	Nuveen Premium Income Municipal Fund (Cost $5,430)	4,995

Short-Term Investment — 1.9%
21,033	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $21,033)	21,033

	Total Investments — 98.8% (Cost $1,067,654)	1,076,894
	Other Assets in Excess of Liabilities — 1.2%	12,600

	NET ASSETS — 100.0%	$1,089,494

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 98.8%
	California — 0.9%
	General Obligation — 0.9%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/20	886
1,500	State of California, GO, 5.000%, 03/01/21	1,567

	Total California	2,453

	Colorado — 1.9%
	Prerefunded — 1.9%
2,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	2,210
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,578

	Total Colorado	4,788

	Florida — 0.4%
	Transportation — 0.4%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, AGM-CR, XLCA, 5.000%, 10/01/19	1,040

	Hawaii — 0.6%
	Water & Sewer — 0.6%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/19	1,594

	Illinois — 2.0%
	Certificate of Participation/Lease — 0.6%
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.000%, 03/15/18	1,551

	General Obligation — 0.8%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/21	2,083

	Water & Sewer — 0.6%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/20	1,574

	Total Illinois	5,208

	Kansas — 0.8%
	Prerefunded — 0.8%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	934
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,254

	Total Kansas	2,188

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Louisiana — 0.6%
	Prerefunded — 0.6%
1,685	Jefferson Parish Finance Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,421

	New York — 0.6%
	General Obligation — 0.6%
1,500	New York City, Series E, GO, AGM, 5.000%, 11/01/17	1,637

	Ohio — 89.1%
	Certificate of Participation/Lease — 9.5%
5,250	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, Zero Coupon, 11/15/11	5,207
	Ohio State Building Authority, Adult Correctional Facilities,
1,745	Series A, Rev., COP, 5.000%, 10/01/22	1,870
1,000	Series A, Rev., COP, AGM, 5.500%, 10/01/14	1,026
2,000	Series B, Rev., COP, 5.000%, 10/01/13	2,183
2,030	Series B, Rev., COP, 5.250%, 04/01/15	2,279
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,835	Series A, Rev., COP, 5.000%, 10/01/24	1,916
2,000	Series A, Rev., COP, AGM, 5.000%, 10/01/20	2,226
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.000%, 09/01/18	1,972
2,000	State of Ohio, Cultural & Sports Capital Appreciation, Series A, Rev., COP, 5.250%, 10/01/20	2,286
2,000	State of Ohio, Higher Education Capital Facilities, Series II-A, Rev., COP, 5.375%, 12/01/12	2,163
1,235	State of Ohio, Parks & Recreation, Series II-A, Rev., COP, 5.000%, 12/01/20	1,379

		24,507

	Education — 4.4%
1,000	Kent State University, General Receipts, Series B, Rev., AGC, 5.000%, 05/01/19	1,104
180	Ohio State University, General Receipts, Unrefunded Balance, Series B, Rev., 5.250%, 06/01/16	194
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.500%, 12/01/20	1,067
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., NATL-RE, 5.250%, 12/01/19	1,889
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.500%, 12/01/23	2,343

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
1,000	State of Ohio, Higher Educational Facility, University of Dayton 2001, Rev., AMBAC, 5.375%, 12/01/17	1,021
1,500	University of Cincinnati, Series G, Rev., NATL-RE, 5.000%, 06/01/18	1,661
2,000	University of Toledo, Series A, Rev., 4.000%, 06/01/13	2,096

		11,375

	General Obligation — 31.4%
1,530	Beavercreek City School District, School Improvement, GO, 5.000%, 12/01/23	1,650
	Cincinnati City School District, Classroom Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,161
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,330
1,800	GO, NATL-RE, FGIC, 5.250%, 12/01/25	1,973
2,000	City of Akron, Various Purpose, Series A, GO, 5.000%, 12/01/16	2,242
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/24	1,065
1,000	Series B, GO, 5.000%, 12/01/25	1,056
	City of Cincinnati, Various Purpose,
1,105	Series A, GO, 5.000%, 12/01/22	1,211
1,500	Series C, GO, 5.000%, 12/01/18	1,696
1,000	City of Cleveland, GO, NATL-RE, 5.750%, 08/01/11	1,021
2,200	City of Cleveland, Various Purpose, Series A, GO, AGC, 5.000%, 12/01/22	2,342
1,000	City of Columbus School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/24	1,062
1,255	City of Dayton, Various Purpose, Series A, GO, 3.250%, 12/01/16	1,319
	City of Dublin, Various Purpose,
1,000	Series A, GO, 3.000%, 12/01/14	1,058
1,030	Series A, GO, 4.000%, 12/01/16	1,141
1,495	City of Newark, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 12/01/11	1,482
25	City of Strongsville, Unrefunded Balance, GO, 6.700%, 12/01/11	25
	City of Strongsville, Various Purpose,
1,000	GO, 5.000%, 12/01/24	1,077
1,000	GO, 5.000%, 12/01/25	1,067
1,475	City of Westerville, GO, 5.000%, 12/01/15	1,695
1,775	Columbus City School District, Capital Appreciation, Construction & Improvement, Series B, GO, Zero Coupon, 12/01/18	1,314

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/13	1,436
1,000	Cuyahoga County, Various Purpose, Series A, GO, 4.000%, 12/01/15	1,097
1,000	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	893
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, 5.000%, 12/01/24	1,075
1,000	GO, NATL-RE, 5.000%, 12/01/18	1,110
1,000	GO, NATL-RE, 5.000%, 12/01/18	1,138
1,350	Hamilton County, GO, 5.000%, 12/01/15	1,512
	Lake County, Building Improvement,
1,010	GO, NATL-RE, 5.000%, 12/01/21	1,068
1,060	GO, NATL-RE, 5.000%, 12/01/22	1,111
1,400	Lake Local School District/Stark County, School Improvement, GO, AGM, 5.000%, 12/01/19	1,501
2,450	Lakewood City School District, Capital Appreciation, GO, AGM, Zero Coupon, 12/01/17	1,988
2,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	2,812
1,120	Lebanon City School District, School Construction, GO, AGM, 5.000%, 12/01/21	1,183
1,930	London City School District, School Facilities, Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/12	1,993
1,430	Marysville Exempt Village School District, GO, AGM, 5.000%, 12/01/21	1,510
	Olentangy Local School District,
2,000	GO, AGM, 5.000%, 12/01/22	2,144
500	GO, NATL-RE, 7.750%, 12/01/11	527
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.000%, 12/01/22	1,532
1,000	Plain Local School District, GO, NATL-RE, FGIC, 5.800%, 12/01/15	1,012
1,260	Southwest Licking Local School District, GO, NATL-RE, FGIC, 5.750%, 12/01/14	1,430
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,655
1,750	State of Ohio, Series A, GO, 5.375%, 09/01/23	1,916
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.250%, 09/15/12	1,288
1,250	Series B, GO, 5.000%, 03/15/19	1,346

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	State of Ohio, Conservation Projects,
2,720	Series A, GO, 5.000%, 09/01/16	3,113
2,000	Series B, GO, 3.500%, 03/01/15	2,129
1,000	State of Ohio, Cultural & Sports Capital Refunding, Series B, GO, AGM, 5.000%, 10/01/15	1,125
2,000	State of Ohio, Higher Education, Series A, GO, 5.000%, 08/01/16	2,288
1,500	State of Ohio, Infrastructure Improvements, Series D, GO, 5.000%, 03/01/20	1,608
3,335	State of Ohio, Site Development, Series A, GO, 4.000%, 11/01/14	3,632
1,380	Sylvania City School District, School Improvement, GO, AGC, 5.000%, 12/01/23	1,455
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,680

		81,294

	Hospital — 7.2%
	Cuyahoga County,
2,500	Series A, Rev., 5.500%, 01/01/13	2,681
1,400	Series A, Rev., 6.000%, 01/01/17	1,518
1,000	Series A, Rev., 6.000%, 01/01/20	1,079
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., NATL-RE, 5.125%, 02/15/13	1,003
610	Cuyahoga County, W.O. Walker Center, Inc., Series I, Rev., AMBAC, 5.250%, 01/01/13	611
1,000	Franklin County, Health Care Facilities, Ohio Presbyterian Services, Rev., 5.500%, 07/01/17	1,001
	Lucas County Hospital, Promedica Healthcare Obligation Group,
1,000	Rev., AMBAC, 5.625%, 11/15/13	1,008
1,000	Rev., AMBAC, 5.625%, 11/15/15	1,007
	Ohio Higher Educational Facility Commission, University Hospital Health System,
1,000	Series A, Rev., 5.000%, 01/15/14	1,063
550	Series A, Rev., 5.000%, 01/15/24	534
1,000	Series A, Rev., 5.250%, 01/15/23	1,021
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.125%, 11/15/21	2,526
2,000	State of Ohio, Higher Educational Facility, Cleveland Clinic Health, Series A, Rev., 5.000%, 01/01/26	2,002
1,500	State of Ohio, Hospital Facility, Cleveland Clinic Health, Rev., 5.000%, 01/01/25	1,526

		18,580

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 5.5%
920	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA, 4.900%, 08/20/22	972
490	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.150%, 06/20/15	507
550	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/15	575
195	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 02/01/14	195
	Ohio Housing Finance Agency,
880	Series A, Rev., AGM, 4.500%, 04/01/12	913
1,000	Series A, Rev., AGM, 5.000%, 04/01/22	1,045
500	Series A, Rev., AGM, 5.000%, 04/01/27	503
1,240	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	1,303
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/21	1,406
550	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	536
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
690	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	702
1,750	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 09/01/23	1,847
2,730	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	2,844
940	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA, GNMA COLL, 4.800%, 05/20/17	989

		14,337

	Industrial Development Revenue/Pollution Control Revenue — 1.0%
630	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	597
900	Cleveland-Cuyahoga County Port Authority, Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank, 6.500%, 11/15/21	864
885	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.125%, 05/15/25	743
415	Toledo-Lucas County Port Authority, Northwest Ohio Bond Fund, Series A, Rev., 5.100%, 05/15/12	410

		2,614

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 5.6%
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,526
1,310	Cuyahoga County, Economic Development, Shaker Square, Series D, Rev., 5.000%, 12/01/25	1,348
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.000%, 12/01/22	1,076
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,000	Series B, Rev., 5.000%, 10/01/23	1,058
1,220	Series B, Rev., 5.000%, 10/01/24	1,276
	Ohio State University, General Receipts,
2,000	Series D, Rev., 5.000%, 12/01/26	2,178
2,000	Series D, Rev., 5.000%, 12/01/27	2,161
75	Ohio State Water Development Authority, Unrefunded Balance, Drinking Water Assistance Fund, Rev., 5.000%, 12/01/18	82
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/17	2,816

		14,521

	Prerefunded — 3.2%
1,015	City of Cleveland, GO, AMBAC, 5.250%, 12/01/14 (p)	1,172
320	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Series A, Rev., NATL-RE, Zero Coupon, 11/15/11 (p)	319
2,000	City of Columbus School District, School Facilities Construction & Improvement, GO, AGM, 5.250%, 12/01/14 (p)	2,295
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	2,245
820	Ohio State University, General Receipts, Series B, Rev., 5.250%, 06/01/13 (p)	898
1,175	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/14 (p)	1,319

		8,248

	Private Placement — 0.1%
357	City of Columbus, Clintonville II Street Light Assessment, GO, 4.400%, 09/01/15	360

	Special Tax — 2.3%
1,000	City of Akron, Community Learning Centers, Series A, Rev., NATL-RE, FGIC, 5.250%, 12/01/19	1,067

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — Continued
1,000	Hamilton County, Sales Tax, Series A, Rev., AMBAC, 5.000%, 12/01/18	1,075
	State of Ohio,
1,500	Series A, Rev., 5.000%, 10/01/20	1,638
1,000	Series A, Rev., 5.000%, 10/01/21	1,080
1,000	Series A, Rev., 5.000%, 10/01/22	1,065

		5,925

	Transportation — 8.4%
	City of Cleveland, Airport System,
2,000	Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,194
1,500	Series C, Rev., AGC, 4.000%, 01/01/16	1,590
1,000	Series C, Rev., AGC, 5.000%, 01/01/16	1,105
1,500	Series C, Rev., AGM, 5.000%, 01/01/19	1,598
	City of Cleveland, Parking Facilities,
1,000	Rev., AGM, 5.000%, 09/15/14	1,075
1,370	Rev., AGM, 5.250%, 09/15/21	1,448
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/19	2,155
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/22	2,147
1,185	Series A, Rev., 5.000%, 02/15/23	1,254
5,155	Series A, Rev., NATL-RE, FGIC, 5.500%, 02/15/14	5,743
1,250	State of Ohio, Major Infrastructure Project, Series 2007-1, Rev., AGM, 5.000%, 06/15/17	1,429

		21,738

	Utility — 3.7%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus, Series A, Rev., AGC, 5.000%, 02/15/24	1,032
2,680	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance, Series A, Rev., NATL-RE, Zero Coupon, 11/15/11	2,655
	City of Cleveland, Public Power Systems,
1,220	Rev., AMBAC, 5.500%, 11/15/16	1,251
1,280	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	1,398
1,000	Series A-1, Rev., NATL-RE, FGIC, 5.000%, 11/15/20	1,043
	City of Hamilton, Electric Systems,
950	Series A, Rev., AGC, 5.000%, 10/01/20	1,056
1,000	Series A, Rev., AGC, 5.000%, 10/01/21	1,098

		9,533

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — 6.8%
	City of Akron, Sanitation Sewer System,
1,030	Rev., NATL-RE, FGIC, 5.375%, 12/01/13	1,106
1,070	Rev., NATL-RE, FGIC, 5.500%, 12/01/12	1,133
1,000	City of Akron, Waterworks, Rev., AGC, 5.000%, 03/01/18	1,125
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.000%, 12/01/18	1,682
1,000	Sub Series B, Rev., NATL-RE, 5.000%, 12/01/22	1,079
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/19	1,348
775	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., NATL-RE, 5.500%, 01/01/13	804
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.250%, 08/01/16	3,228
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,656
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 12/01/23	2,159
2,000	Ohio State Water Development Authority, Fresh Water, Rev., 5.500%, 12/01/21	2,395

		17,715

	Total Ohio	230,747

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 1.9%
	General Obligation — 1.1%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/18	1,122
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.000%, 04/01/19	1,659

		2,781

	Prerefunded — 0.8%
2,500	Southeast Texas Housing Finance Corp., Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	2,095

	Total Texas	4,876

	Total Municipal Bonds (Cost $247,234)	255,952

Short-Term Investment — 0.4%
	Investment Company — 0.4%
898	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $898)	898

	Total Investments — 99.2% (Cost $248,132)	256,850
	Other Assets in Excess of Liabilities — 0.8%	2,196

	NET ASSETS — 100.0%	$259,046

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Collateralized Mortgage Obligation — 0.1%
	Agency CMO — 0.1%
1,040	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, VAR, 0.762%, 06/25/32	1,046
171	Government National Mortgage Association, Series 2000-38, Class F, VAR, 0.663%, 12/20/30	171

		1,217

	Total Collateralized Mortgage Obligations (Cost $1,211)	1,217

Municipal Bonds — 98.2%
	Alabama — 0.6%
	Other Revenue — 0.6%
2,440	Auburn University, Rev., 5.000%, 06/01/15	2,744
5,000	Mobile Industrial Development Board, Alabama Power Co., Barry Plant, Rev., VAR, 1.000%, 08/16/11	5,002

	Total Alabama	7,746

	Alaska — 0.1%
	Other Revenue — 0.1%
1,000	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., 5.000%, 04/01/12	1,043

	Arizona — 0.9%
	Certificate of Participation/Lease — 0.3%
3,625	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/18	3,884

	Hospital — 0.4%
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.260%, 02/02/15	4,332

	Transportation — 0.2%
2,000	Arizona State Transportation Board, Maricopa County Regional Area Roads, Rev., 5.000%, 07/01/11	2,032

	Total Arizona	10,248

	California — 1.4%
	Certificate of Participation/Lease — 0.2%
2,000	Santa Clara County Financing Authority, Multiple Facilities Projects, Series N, Rev., COP, 4.000%, 05/15/11	2,014

	Hospital — 0.3%
1,000	California Health Facilities Financing Authority, Stanford Hospital, Series A-3, Rev., VAR, 3.450%, 06/15/11	1,009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — Continued
3,000	California Statewide Communities Development Authority, Kaiser Permanente, Series E, Rev., VAR, 4.000%, 05/02/11	3,019

		4,028

	Other Revenue — 0.2%
3,860	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 4.500%, 06/01/27	2,768

	Prerefunded — 0.7%
5,250	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-4, Rev., 7.800%, 06/01/13 (p)	6,036
1,635	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.250%, 07/01/13 (p)	1,805

		7,841

	Total California	16,651

	Colorado — 1.6%
	Housing — 0.0% (g)
100	El Paso County, Single Family Mortgage, Series A, Rev., 6.200%, 11/01/24	101

	Prerefunded — 0.4%
2,165	Douglas County School District No Re-1 Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,535
2,295	El Paso County School District No. 20 Academy, GO, NATL-RE, FGIC, 5.250%, 12/15/12 (p)	2,486

		5,021

	Transportation — 1.0%
10,000	Colorado Department of Transportation, Series B, Rev., NATL-RE, 5.500%, 06/15/14	11,332

	Utility — 0.2%
2,000	City of Colorado Springs, Utilities Systems, Sub Lien, Series A, Rev., 5.000%, 11/15/11	2,065

	Total Colorado	18,519

	Connecticut — 2.8%
	Education — 0.2%
2,395	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., NATL-RE, 4.375%, 11/15/13	2,525

	General Obligation — 2.6%
	State of Connecticut,
5,000	GO, 5.000%, 03/15/12	5,235
5,000	Series E, GO, AGM, 5.500%, 11/15/12	5,411

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	State of Connecticut, Economic Recovery,
10,100	Series A, GO, 5.000%, 01/01/13	10,864
5,500	Series A, GO, 5.000%, 01/01/16	6,258
	Town of Glastonbury,
1,320	GO, 5.000%, 05/15/13	1,441
1,000	GO, 5.000%, 05/15/14	1,121

		30,330

	Total Connecticut	32,855

	Delaware — 1.3%
	General Obligation — 0.6%
6,790	State of Delaware, Series A, GO, 5.000%, 07/01/17	7,954

	Transportation — 0.7%
7,500	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.250%, 07/01/12	7,968

	Total Delaware	15,922

	District of Columbia — 0.2%
	Water & Sewer — 0.2%
1,725	District of Columbia Water & Sewer Authority, Sub Lien, Series A, Rev., AGC, 5.000%, 10/01/13	1,891

	Florida — 5.0%
	Education — 0.5%
6,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.000%, 04/01/12	6,487

	Other Revenue — 1.2%
2,000	Broward County, Main Court House Project, Series A, Rev., 5.000%, 10/01/15	2,224
10,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A, Rev., 5.000%, 07/01/11	10,115
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.000%, 04/01/14	1,911

		14,250

	Prerefunded — 1.7%
2,195	Collier County School Board, COP, AGM, 5.375%, 02/15/12 (p)	2,298
9,440	Hillsborough County School Board, Rev., AMBAC, 5.375%, 10/01/11 (p)	9,712
3,000	Orange County, Tourist Development, Senior Lien, Rev., AMBAC, 5.500%, 04/01/12 (p)	3,164
4,875	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.000%, 08/01/11 (p)	4,957

		20,131

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 1.6%
	Miami-Dade County, Water & Sewer Systems,
1,645	Series B, Rev., AGM, 5.000%, 10/01/13	1,791
5,000	Series B, Rev., AGM, 5.000%, 10/01/14	5,536
	Tampa Bay Water Utility System, Water Supply Authority,
5,000	Rev., NATL-RE, FGIC, 5.000%, 10/01/13	5,485
5,000	Rev., NATL-RE, FGIC, 5.250%, 10/01/15	5,718

		18,530

	Total Florida	59,398

	Georgia — 6.4%
	General Obligation — 3.7%
5,000	Bartow County School District, Series A, GO, 5.000%, 10/01/14	5,596
2,000	Carroll County, Sales Tax, GO, AGC, 5.000%, 07/01/11	2,032
5,365	DeKalb County, Special Transportation Parks & Greenspace, GO, 5.000%, 12/01/15	6,091
2,160	Floyd County, Sales Tax, GO, 5.000%, 04/01/12	2,264
	State of Georgia,
5,000	Series G, GO, 4.000%, 11/01/12	5,286
7,415	Series G, GO, 5.000%, 10/01/12	7,936
2,780	Series I, GO, 5.000%, 07/01/16	3,225
10,000	Series I, GO, 5.000%, 07/01/18	11,778

		44,208

	Other Revenue — 1.3%
	Camden County Public Service Authority, St. Mary’s Project,
1,230	Rev., 5.000%, 12/01/15	1,397
1,685	Rev., 5.000%, 12/01/16	1,932
5,000	Douglas County, Sales Tax, GO, 5.000%, 08/01/14	5,588
5,000	Georgia State Road & Tollway Authority, Federal Highway, Series A, Rev., GAN, 5.000%, 06/01/16	5,712

		14,629

	Prerefunded — 0.8%
8,850	State of Georgia, Series B, GO, 5.000%, 05/01/12 (p)	9,323

	Special Tax — 0.6%
6,870	Georgia State Road & Tollway Authority, Rev., 5.250%, 10/01/12	7,380

	Total Georgia	75,540

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hawaii — 1.7%
	General Obligation — 1.5%
5,000	City & County of Honolulu, Series A, GO, NATL-RE, 5.000%, 07/01/13	5,465
10,160	State of Hawaii, Series DY, GO, 5.000%, 02/01/20	11,747

		17,212

	Prerefunded — 0.2%
2,750	State of Hawaii, Series CZ, GO, AGM, 5.000%, 07/01/12 (p)	2,910

	Total Hawaii	20,122

	Idaho — 1.1%
	Short Term Note — 0.5%
5,925	State of Idaho, TAN, Rev., 2.000%, 06/30/11	5,958

	Transportation — 0.6%
6,045	Idaho Housing & Finance Association, Federal Highway, Series A, Rev., AGC, 5.250%, 07/15/14	6,694

	Total Idaho	12,652

	Illinois — 4.2%
	Education — 0.4%
5,000	Illinois Finance Authority, Educational Facilities, University of Chicago, Series B-1, Rev., VAR, 1.125%, 02/14/13	4,983

	General Obligation — 0.4%
5,000	Kane Cook & DuPage Counties School District No. U-46 Elgin, GO, 4.000%, 01/01/14	5,256

	Hospital — 0.7%
	Illinois Finance Authority, Advocate Health Care,
2,500	Series A-3, Rev., VAR, 3.875%, 05/01/12	2,551
5,245	Series C, Rev., VAR, 0.400%, 03/25/11	5,245
1,010	Sub Series C3B, Rev., VAR, 4.375%, 07/01/14	1,061

		8,857

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
2,075	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.350%, 06/01/13	2,045

	Other Revenue — 0.2%
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,885

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 2.0%
5,000	Chicago Board of Education, Series C, GO, AGM, 5.000%, 12/01/11 (p)	5,176
5,000	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement, GO, 5.500%, 12/01/12 (p)	5,263
6,775	City of Chicago, Series A, GO, AGM, 5.000%, 01/01/14 (p)	7,532
3,735	State of Illinois, First Series, GO, NATL-RE, FGIC, 5.375%, 11/01/11 (p)	3,858
2,000	Will & Kendall Counties Community Consolidated School District 202, School Building, Series A, GO, FGIC, 5.000%, 07/01/13 (p)	2,199

		24,028

	Transportation — 0.3%
2,845	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Section 5309, Rev., AGC, 5.000%, 06/01/14	3,014

	Total Illinois	50,068

	Indiana — 2.2%
	Education — 0.3%
2,375	Indiana University, Student Fee, Series T-1, Rev., 5.000%, 08/01/14	2,666
1,000	Purdue University, Student Fee, Series X, Rev., 5.000%, 07/01/11	1,016

		3,682

	General Obligation — 0.1%
1,000	Indianapolis-Marion County Public Library, GO, 5.000%, 01/01/16	1,130

	Hospital — 0.1%
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A3, Rev., VAR, 5.000%, 07/01/11	1,778

	Other Revenue — 0.2%
1,900	Indiana Finance Authority, Ascension Health, Series A-8, Rev., VAR, 5.000%, 07/28/16	2,126

	Prerefunded — 1.5%
4,775	Carmel School Building Corp., First Mortgage, Rev., NATL-RE, 5.000%, 07/15/13 (p)	5,256
2,100	Indiana Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	2,382
9,000	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	10,207

		17,845

	Total Indiana	26,561

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Iowa — 0.2%
	Other Revenue — 0.2%
2,000	Iowa Higher Education Loan Authority, Private College Facility, Rev., 4.000%, 12/01/13	2,158

	Kansas — 0.3%
	General Obligation — 0.2%
2,400	City of Olathe, Series 211, GO, 5.000%, 10/01/12	2,565

	Other Revenue — 0.1%
1,000	Kansas Development Finance Authority, Kansas State Projects, Series E-1, Rev., 5.000%, 11/01/14	1,120

	Total Kansas	3,685

	Kentucky — 1.7%
	Other Revenue — 0.4%
3,820	Kentucky State Property & Buildings Commission, Project 95, Series A, Rev., 5.000%, 08/01/13	4,139

	Prerefunded — 0.7%
5,310	Kentucky State Property & Buildings Commission, Project 85, Rev., AGM, 5.000%, 08/01/15 (p)	6,111
2,585	Kentucky State Property & Buildings Commission, Refunding Project 72, Rev., NATL-RE, 5.375%, 10/01/11 (p)	2,662

		8,773

	Transportation — 0.6%
	Kenton County Airport Board,
1,000	Rev., AMT, NATL-RE, 5.000%, 03/01/12	1,030
5,830	Rev., AMT, XLCA, 5.000%, 03/01/12	6,009

		7,039

	Total Kentucky	19,951

	Louisiana — 1.4%
	Certificate of Participation/Lease — 0.5%
5,000	City of Baton Rouge / Parish of East Baton Rouge, Public Improvement, Series ST, Rev., COP, NATL-RE, 5.000%, 02/01/13 (p)	5,462

	Hospital — 0.0% (g)
510	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.000%, 05/15/11	512

	Other Revenue — 0.6%
7,605	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 1.010%, 06/01/13	7,591

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.3%
3,010	City of Baton Rouge / Parish of East Baton Rouge, Public Improvement, Series ST, Rev., AMBAC, 5.125%, 02/01/14 (p)	3,389

	Resource Recovery — 0.0% (g)
310	Parish of St. Mary, Solid Waste, Rev., 5.400%, 03/01/11	310

	Total Louisiana	17,264

	Maine — 0.7%
	General Obligation — 0.2%
2,675	State of Maine, Series C, GO, 4.000%, 06/01/13	2,855

	Other Revenue — 0.5%
5,215	University of Maine, Rev., AGM, 5.375%, 03/01/12	5,473

	Total Maine	8,328

	Maryland — 6.2%
	General Obligation — 5.4%
	Anne Arundel County, General Improvement,
2,475	GO, 4.000%, 04/01/12	2,571
7,610	GO, 5.000%, 04/01/14	8,503
3,250	Harford County, Public Improvement, GO, 4.500%, 12/01/13	3,560
2,100	Maryland State Transportation Authority, GO, 5.250%, 03/01/16	2,440
10,850	Montgomery County, Public Improvement, Series A, GO, 5.000%, 08/01/18	12,784
	Prince George’s County, Public Improvement,
1,500	GO, 5.500%, 10/01/13	1,675
3,000	Series A, GO, 5.000%, 07/15/13	3,290
5,270	Series A, GO, 5.000%, 09/15/18	6,205
	State of Maryland, State and Local Facilities,
11,275	Series A, GO, 5.000%, 11/01/14	12,771
5,000	Series B, GO, 5.000%, 08/01/17	5,857
5,000	State of Maryland, State and Local Facilities Capital Improvement, Series A, GO, 5.500%, 03/01/11	5,001

		64,657

	Other Revenue — 0.5%
5,000	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 03/01/16	5,731

	Special Tax — 0.3%
3,190	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 11/01/12	3,422

	Total Maryland	73,810

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Massachusetts — 5.4%
	Education — 2.1%
	Massachusetts School Building Authority,
6,890	Series A, Rev., 4.000%, 05/15/13	7,334
8,385	Series A, Rev., 4.000%, 05/15/14	9,064
7,250	Series A, Rev., 5.000%, 05/15/15	8,204

		24,602

	General Obligation — 1.4%
2,840	City of Boston, Series A, GO, 5.000%, 04/01/16	3,272
5,000	Commonwealth of Massachusetts, Series D, GO, NATL-RE, 5.500%, 11/01/13	5,572
6,500	Commonwealth of Massachusetts, Consolidated Loan, Series C, GO, 5.000%, 12/01/15	7,412

		16,256

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,500	Massachusetts Water Pollution Abatement, State Revolving Fund, Series 14, Rev., 5.000%, 08/01/13	1,646

	Prerefunded — 1.5%
	Commonwealth of Massachusetts,
2,000	Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,389
5,500	Series B, GO, 5.000%, 08/01/14 (p)	6,128
5,000	Series D, GO, 5.250%, 10/01/13 (p)	5,549
3,515	University of Massachusetts Building Authority, Commonwealth Guaranteed, Series 4-A, Rev., NATL-RE, 5.250%, 11/01/14 (p)	4,041

		18,107

	Special Tax — 0.3%
3,000	Massachusetts Bay Transportation Authority, Series B, Rev., 5.250%, 07/01/14	3,382

	Total Massachusetts	63,993

	Michigan — 2.1%
	General Obligation — 0.3%
1,470	Kentwood Public Schools, GO, 5.000%, 05/01/12	1,538
1,645	Southfield Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,806

		3,344

	Prerefunded — 0.9%
5,000	City of Detroit, Senior Lien, Series A, Rev., FGIC, 5.125%, 07/01/11 (p)	5,082

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
4,420	Delta County Economic Development Corp., Mead Westvaco-Escanaba, Series A, Rev., 6.250%, 04/15/12 (p)	4,697
1,070	Van Buren Charter Township Local Development Finance Authority, Tax Increment, GO, FGIC, 5.250%, 04/01/13 (p)	1,170

		10,949

	Transportation — 0.3%
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	2,993

	Water & Sewer — 0.6%
10,885	City of Detroit, Sewer Disposal, Series D, Rev., VAR, AGM, 0.803%, 07/01/32	7,405

	Total Michigan	24,691

	Minnesota — 2.9%
	General Obligation — 1.6%
	State of Minnesota,
6,565	GO, 5.000%, 08/01/13	7,210
5,555	GO, 5.000%, 10/01/15	6,377
5,000	State of Minnesota, Various Purpose, Series A, GO, 5.000%, 08/01/15	5,722

		19,309

	Hospital — 0.2%
2,000	St. Paul Housing & Redevelopment Authority, Series A, Rev., NATL-RE, 5.000%, 11/15/14	2,171

	Prerefunded — 1.1%
5,000	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/12 (p)	5,226
7,305	State of Minnesota, GO, 5.250%, 11/01/12 (p)	7,874

		13,100

	Total Minnesota	34,580

	Mississippi — 0.2%
	Certificate of Participation/Lease — 0.2%
1,060	Mississippi Development Bank Special Obligation, Marshall County Correctional Facility, Series C, Rev., COP, 5.000%, 08/01/11 (p)	1,081
1,045	Mississippi Development Bank Special Obligation, Wilkinson County Correctional Center, Series D, Rev., COP, 5.000%, 08/01/11 (p)	1,065

	Total Mississippi	2,146

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Missouri — 0.9%
	General Obligation — 0.5%
5,000	Kansas City, Streetlight Project, Series A, GO, NATL-RE, 5.000%, 02/01/13	5,397
665	Riverview Gardens School District, Capital Appreciation, GO, AGM, Zero Coupon, 04/01/11	665

		6,062

	Transportation — 0.4%
	City of St. Louis, Lambert-St. Louis International Airport,
4,000	Series A-2, Rev., 4.000%, 07/01/11	4,028
1,000	Series A-2, Rev., 4.250%, 07/01/12	1,006

		5,034

	Total Missouri	11,096

	Montana — 0.1%
	General Obligation — 0.1%
1,775	State of Montana, Long Range Building Program, Series A, GO, 3.000%, 08/01/12	1,836

	Nebraska — 0.1%
	Utility — 0.1%
1,160	Nebraska Public Power District, Series B, Rev., 5.000%, 01/01/12	1,202

	Nevada — 0.6%
	Prerefunded — 0.6%
7,185	Truckee Meadows Water Authority, Series A, Rev., AGM, 5.250%, 07/01/11 (p)	7,306

	New Hampshire — 0.4%
	Other Revenue — 0.4%
4,530	New Hampshire Municipal Bond Bank, Series A, Rev., 5.000%, 08/15/15	5,156

	New Jersey — 3.8%
	Education — 1.8%
	New Jersey EDA, School Facilities Construction,
2,475	Series J3, Rev., VAR, AGM, 5.000%, 09/01/14	2,708
4,500	Series J4, Rev., VAR, AGM, 5.000%, 09/01/14	4,924
5,095	Series L, Rev., AGM, 5.250%, 03/01/15	5,677
5,845	New Jersey Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/14	6,612
1,475	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	1,540

		21,461

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 1.2%
410	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, GO, NATL-RE, 5.250%, 12/15/13 (p)	460
9,605	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation System, GO, NATL-RE, 5.250%, 12/15/13	10,431
3,000	State of New Jersey, Various Purpose, GO, AMBAC, 5.000%, 04/01/14 (p)	3,358

		14,249

	Other Revenue — 0.2%
2,250	New Jersey EDA, PSE&G Project, Rev., AMT, VAR, 1.200%, 12/01/11	2,250

	Prerefunded — 0.5%
4,675	Garden State Preservation Trust, Series A, Rev., AGM, 5.250%, 11/01/13 (p)	5,228

	Transportation — 0.1%
1,445	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.500%, 12/15/15	1,607

	Total New Jersey	44,795

	New Mexico — 1.8%
	General Obligation — 0.2%
2,000	New Mexico Finance Authority, Senior Lien, Series A, GO, NATL-RE, 5.250%, 06/15/14 (p)	2,271

	Other Revenue — 1.6%
	City of Santa Fe, Gross Receipts,
4,520	Series A, Rev., 5.000%, 06/01/14	5,005
3,000	Series A, Rev., 5.000%, 06/01/15	3,360
	New Mexico Finance Authority, Sub Lien,
5,000	Series A-2, Rev., 5.000%, 12/15/13	5,520
5,000	Series A-2, Rev., 5.000%, 12/15/14	5,616

		19,501

	Total New Mexico	21,772

	New York — 4.8%
	Education — 0.4%
2,060	Erie County Industrial Development Agency, School District Buffalo Project, Series A, Rev., AGM, 5.000%, 05/01/12	2,156
2,500	New York State Dormitory Authority, Series B, Rev., VAR, CIFG, 6.000%, 05/15/12	2,641

		4,797

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.3%
1,000	New York City, Series F, GO, 5.500%, 12/15/12	1,083
2,740	Suffolk County, Public Improvement, Series B, GO, 4.500%, 11/01/11	2,808

		3,891

	Hospital — 0.1%
1,055	New York State Dormitory Authority, Health Facilities, Series 1, Rev., 5.000%, 01/15/14	1,144

	Other Revenue — 1.8%
1,050	Erie County Industrial Development Agency (The), Series A, Rev., 5.000%, 05/01/14	1,146
6,250	New York City Transitional Finance Authority, New York City Recovery, Sub Series 3B-1, Rev., 5.000%, 11/01/15	7,091
4,000	New York State Thruway Authority, Local Highway & Bridge, Rev., 5.000%, 04/01/15	4,436
3,500	New York State Thruway Authority, Second Generation Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/11	3,514
5,000	Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/11	5,059

		21,246

	Special Tax — 0.3%
3,500	New York City Transitional Finance Authority, Sub Series 3B-1, Rev., 5.000%, 11/01/12	3,748

	Transportation — 1.2%
2,000	Metropolitan Transportation Authority, Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/11	2,067
11,575	Triborough Bridge & Tunnel Authority, Series A-1, Rev., VAR, 4.000%, 11/15/12	12,188

		14,255

	Utility — 0.3%
3,000	Long Island Power Authority, Series B, Rev., 5.250%, 12/01/12	3,215

	Water & Sewer — 0.4%
4,315	New York City Municipal Water Finance Authority, Series BB, Rev., 5.000%, 06/15/13	4,697

	Total New York	56,993

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — 4.8%
	General Obligation — 3.7%
1,445	City of Charlotte, Series C, GO, 5.000%, 06/01/12	1,527
3,155	Durham County, Series A, GO, 5.000%, 11/01/17	3,686
5,000	Mecklenburg County, Public Improvement, Series C, GO, 5.000%, 02/01/13	5,408
2,215	New Hanover County, GO, 5.000%, 12/01/12	2,386
	State of North Carolina,
10,000	Series A, GO, 5.000%, 03/01/15	11,355
5,000	Series B, GO, 5.000%, 04/01/16	5,782
	Wake County,
10,000	GO, 5.000%, 02/01/16	11,532
2,035	Series C, GO, 5.000%, 03/01/14	2,271

		43,947

	Utility — 0.8%
4,550	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.000%, 01/01/13	4,849
3,930	North Carolina Municipal Power Agency, No. 1-Catawba, Series A, Rev., 5.250%, 01/01/13	4,215

		9,064

	Water & Sewer — 0.3%
3,160	City of Raleigh, Series A, Rev., 5.000%, 03/01/15	3,579

	Total North Carolina	56,590

	Ohio — 3.2%
	General Obligation — 1.4%
5,080	State of Ohio, Common Schools, Series C, GO, 5.000%, 09/15/13	5,562
5,000	State of Ohio, Higher Education, Series C, GO, 5.000%, 08/01/15	5,642
5,050	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 09/01/15	5,719

		16,923

	Housing — 0.0% (g)
305	Columbus Regional Airport Authority, Joseph Knight Towers Project, Series A, Rev., GNMA COLL, 4.300%, 02/20/14	314

	Other Revenue — 1.4%
1,645	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/24	1,230
5,000	Ohio State Building Authority, Series C, Rev., 5.000%, 10/01/14	5,551

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
4,995	Ohio State Water Development Authority, Drinking Water Assistance, Series B, Rev., 5.000%, 12/01/13	5,519
3,205	University of Cincinnati, Series F, Rev., 5.000%, 06/01/15	3,540

		15,840

	Prerefunded — 0.4%
4,325	Milford Exempt Village School District, School Improvement, GO, AGM, 5.125%, 12/01/11 (p)	4,481

	Total Ohio	37,558

	Oregon — 0.8%
	Certificate of Participation/Lease — 0.8%
	Oregon State Department of Administrative Services,
2,850	Series A, COP, 5.000%, 05/01/15	3,185
6,030	Series D, COP, 5.000%, 11/01/12	6,439

	Total Oregon	9,624

	Pennsylvania — 6.9%
	Education — 0.2%
	Pennsylvania State Higher Educational Facilities Authority, LaSalle University,
1,000	Series A, Rev., 4.125%, 05/01/13	1,038
1,875	Series A, Rev., 5.000%, 05/01/11	1,886

		2,924

	General Obligation — 1.1%
5,000	Commonwealth of Pennsylvania, First Series, GO, NATL-RE, 5.250%, 02/01/12	5,223
	Philadelphia School District,
4,335	Series C, GO, 5.000%, 09/01/11	4,429
3,020	Series C, GO, 5.000%, 09/01/12	3,180

		12,832

	Other Revenue — 0.7%
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	2,989
3,000	Pennsylvania Economic Development Financing Authority, Waste Management Project, Rev., VAR, 2.625%, 12/03/12	3,016
1,940	Southeastern Pennsylvania Transportation Authority, Rev., 5.000%, 03/01/17	2,159

		8,164

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 4.1%
3,060	City of Scranton, Series C, GO, 7.100%, 09/01/11 (p)	3,162
	Commonwealth of Pennsylvania, First Series,
3,500	GO, NATL-RE, 5.000%, 01/01/13 (p)	3,777
6,025	GO, NATL-RE, 5.000%, 02/01/14 (p)	6,716
5,485	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 09/15/11 (p)	5,679
5,000	Philadelphia Authority for Industrial Development, Series B, Rev., AGM, 5.500%, 10/01/11 (p)	5,201
	Philadelphia School District,
2,005	Series A, GO, AGM, 5.500%, 02/01/12 (p)	2,098
2,350	Series D, GO, FGIC, 5.125%, 06/01/14 (p)	2,641
5,000	State Public School Building Authority, Rev., FGIC, 5.000%, 11/15/14 (p)	5,704
12,020	State Public School Building Authority, Philadelphia School District Project, Rev., AGM, 5.000%, 06/01/13 (p)	13,140

		48,118

	Special Tax — 0.2%
2,500	Pennsylvania Intergovernmental Cooperation Authority, Special Tax, 5.000%, 06/15/12	2,638

	Transportation — 0.6%
5,000	Pennsylvania Turnpike Commission, Series C, Rev., VAR, 0.780%, 12/01/11	5,007
2,450	Philadelphia Parking Authority, Airport, Rev., 5.000%, 09/01/11	2,497

		7,504

	Total Pennsylvania	82,180

	Puerto Rico — 0.5%
	Prerefunded — 0.5%
2,820	Puerto Rico Highway & Transportation Authority, Series G, Rev., 5.000%, 07/01/13 (p)	3,101
3,000	Puerto Rico Public Finance Corp., Commonwealth Appropriations, Series A, Rev., NATL-RE, 5.375%, 08/01/11 (p)	3,064

	Total Puerto Rico	6,165

	South Carolina — 1.9%
	General Obligation — 0.5%
5,000	State of South Carolina, Series A, GO, 5.000%, 11/01/15	5,754

	Other Revenue — 0.4%
4,665	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/18	4,674

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.5%
6,000	South Carolina Transportation Infrastructure Bank, Junior Lien, Series B, Rev., AMBAC, 5.250%, 10/01/11 (p)	6,168

	Utility — 0.5%
6,000	South Carolina State Public Service Authority, Series D, Rev., AGM, 5.250%, 01/01/12	6,244

	Total South Carolina	22,840

	Tennessee — 2.6%
	Education — 0.3%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.000%, 10/01/13	2,809

	General Obligation — 1.6%
4,000	Metropolitan Government of Nashville & Davidson County, Series D, GO, 5.000%, 07/01/16	4,609
7,000	Shelby County, Series A, GO, AMBAC, 5.000%, 04/01/15	7,924
6,325	Shelby County, Public Improvement & Schools, Series A, GO, 5.000%, 04/01/13	6,869

		19,402

	Other Revenue — 0.5%
3,200	Metropolitan Nashville Airport Authority, Series B, Rev., AGM, 4.000%, 07/01/13	3,390
2,750	Sevier County Public Building Authority, Local Government Public Improvement, Series V-K-1, Rev., AGC, 5.000%, 03/01/11	2,750

		6,140

	Prerefunded — 0.2%
2,195	Tennessee State School Bond Authority, Higher Educational Facilities, Series A, Rev., AGM, 5.000%, 05/01/12 (p)	2,311

	Total Tennessee	30,662

	Texas — 7.0%
	Education — 0.6%
1,110	Austin Community College District, Round Rock Campus, Educational Facilities Project, Rev., 5.250%, 08/01/13	1,212
2,385	Houston Community College System, Junior Lien, Unrefunded Balance, Series A, Rev., NATL-RE, 5.375%, 04/15/11 (p)	2,401
	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project,
285	Rev., 4.500%, 06/01/11	287
685	Rev., 4.500%, 06/01/12	705

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — Continued
	University of North Texas, Financing System,
1,250	Series A, Rev., 5.000%, 04/15/15	1,406
1,000	Series A, Rev., 5.000%, 04/15/16	1,138

		7,149

	General Obligation — 1.7%
1,205	Austin Independent School District, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	1,201
	Katy Independent School District, School Building,
2,500	Series C, GO, PSF-GTD, 5.000%, 02/15/15	2,824
2,500	Series C, GO, PSF-GTD, 5.000%, 02/15/16	2,869
2,000	Nueces County, GO, 5.000%, 02/15/16	2,272
	State of Texas, Public Financing Authority,
2,390	GO, 5.000%, 10/01/11	2,457
2,515	Series A, GO, 5.000%, 10/01/14	2,839
1,000	State of Texas, Water Financial Assistance, Series E, GO, 4.000%, 08/01/14	1,091
	Township of Woodlands, Sales & Refunding,
2,080	GO, AGM, 5.000%, 03/01/15	2,298
2,180	GO, AGM, 5.000%, 03/01/16	2,427

		20,278

	Hospital — 0.1%
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/13	1,592

	Other Revenue — 1.3%
2,395	Harris County, Toll Road, Senior Lien, Series D, Rev., 5.000%, 08/15/15	2,702
	Lower Colorado River Authority,
1,000	Rev., 5.000%, 05/15/11	1,010
5,000	Rev., 5.000%, 05/15/16	5,655
3,250	Texas Public Finance Authority, Unemployment Compensation, Series A, Rev., 5.000%, 07/01/14	3,626
2,200	Texas State University Systems, Financing System, Rev., 5.000%, 03/15/15	2,475

		15,468

	Prerefunded — 1.8%
5,130	City of Austin, GO, 5.125%, 09/01/11 (p)	5,255
5,000	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/14 (p)	5,706
2,205	Houston Community College System, Junior Lien, Series A, Rev., NATL-RE, 5.375%, 04/15/11 (p)	2,219

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
	University of Texas,
4,425	Series B, Rev., 4.750%, 07/01/14 (p)	4,961
2,650	Series B, Rev., 5.000%, 07/01/15 (p)	3,048

		21,189

	Transportation — 0.5%
5,025	Harris County, Toll Road, Senior Lien, Series B-1, Rev., NATL-RE, FGIC, 5.000%, 08/15/14	5,606

	Utility — 1.0%
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.000%, 02/01/12	2,902
7,765	Lower Colorado River Authority, Rev., 5.000%, 05/15/14	8,584

		11,486

	Total Texas	82,768

	Utah — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
2,000	State of Utah, Recapitalization, Series B, Rev., 5.000%, 07/01/15	2,271

	Virginia — 5.9%
	Certificate of Participation/Lease — 0.4%
5,100	Virginia Beach Development Authority, Sentara Health Systems, Series A, Rev., COP, 5.000%, 12/01/11	5,277

	Education — 0.5%
5,185	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/14	5,748

	General Obligation — 1.7%
2,500	Arlington County, Series C, GO, 4.000%, 08/15/16	2,779
3,000	Fairfax County, Series A, GO, 5.000%, 10/01/13	3,315
	Fairfax County, Public Improvement,
5,280	Series A, GO, 5.000%, 04/01/11	5,303
7,275	Series A, GO, 5.250%, 04/01/14	8,191

		19,588

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
5,090	Virginia Beach Development Authority, Series C, Rev., 5.000%, 08/01/18	5,890

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.6%
5,585	Virginia Commonwealth Transportation Board, Capital Projects, Series A-1, Rev., 5.000%, 05/15/16	6,416
1,300	Wise County IDA, Virginia Electric & Power Co., Series A, Rev., VAR, 2.375%, 11/01/15	1,271

		7,687

	Prerefunded — 1.2%
11,040	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	12,802
1,015	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/13 (p)	1,099

		13,901

	Transportation — 0.9%
5,000	Virginia Commonwealth Transportation Board, Capital Projects, Series A-1, Rev., 5.000%, 05/15/15	5,666
4,500	Virginia Commonwealth Transportation Board, Federal Highway, Reimbursement Notes, Rev., 5.000%, 09/27/12	4,811

		10,477

	Water & Sewer — 0.1%
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,270

	Total Virginia	69,838

	Washington — 0.6%
	General Obligation — 0.6%
5,000	Pierce County School District No. 3 Puyallup, GO, AGM, 5.000%, 06/01/14	5,563
1,890	State of Washington, Unrefunded Balance, Series 1998-B & AT-7, GO, 6.000%, 06/01/13	2,098

	Total Washington	7,661

	Wisconsin — 0.7%
	General Obligation — 0.7%
7,710	City of Milwaukee, Promissory Notes, Series N1, GO, 5.000%, 02/01/18	8,934

	Total Municipal Bonds (Cost $1,160,679)	1,167,069

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
9,211	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $9,211)	9,211

	Total Investments — 99.1% (Cost $1,171,101)	1,177,497

	Other Assets in Excess of Liabilities — 0.9%	10,164

	NET ASSETS — 100.0%	$1,187,661

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 96.6%
	Alaska — 2.8%
	Certificate of Participation/Lease — 0.6%
2,750	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., COP, AGC, 6.000%, 09/01/28	3,019

	Utility — 2.2%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17 (m)	4,002
3,915	Rev., AGM, 6.000%, 07/01/19	4,506
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/33	2,564

		11,072

	Total Alaska	14,091

	Arizona — 3.1%
	Special Tax — 3.1%
15,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 6.250%, 07/01/38	15,358

	California — 17.6%
	Certificate of Participation/Lease — 1.5%
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., COP, 5.500%, 06/01/21	2,822
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., COP, NATL-RE, 6.250%, 07/01/24	4,712

		7,534

	Education — 2.6%
3,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,937
	California State University, Systemwide,
5,915	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/01/35	5,421
2,850	Series C, Rev., NATL-RE, 5.000%, 11/01/23	2,877
2,060	University of California, Series G, Rev., NATL-RE, FGIC, 5.000%, 05/15/24	2,110

		13,345

	General Obligation — 4.8%
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 01/01/34	4,771
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	56
3,000	State of California, GO, 5.250%, 02/01/18	3,157
5,500	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/17	5,567

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.000%, 02/01/19	5,101
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/33	5,425

		24,077

	Hospital — 2.1%
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., MTG, 5.000%, 11/01/24	2,098
2,000	Series A, Rev., MTG, 5.000%, 11/01/29	1,823
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/21	3,046
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., 5.250%, 11/15/23	3,951

		10,918

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, NATL-RE, 5.000%, 04/01/19	351

	Other Revenue — 0.5%
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health, Rev., 6.500%, 10/01/38	2,126
325	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	374

		2,500

	Prerefunded — 0.6%
40	California Health Facilities Financing Authority, Providence Health, Rev., 6.500%, 10/01/18 (p)	50
2,630	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	3,155
20	State of California, GO, XLCA-ICR, 5.000%, 02/01/12 (p)	21

		3,226

	Special Tax — 1.3%
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.250%, 02/01/20	1,905
160	San Mateo County Transportation District, Series A, Rev., NATL-RE, 5.250%, 06/01/19	180
4,550	Sweetwater Union High School District, Special Tax, Series A, AGM, 5.000%, 09/01/27	4,329

		6,414

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utility — 0.9%
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	1,960
2,500	Los Angeles Department of Water & Power System, Sub Series A-1, Rev., 5.250%, 07/01/38	2,475

		4,435

	Water & Sewer — 3.2%
2,555	City of Oakland, Sewer System, Series A, Rev., AGM, 5.000%, 06/15/27	2,577
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/32	6,101
7,500	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 05/15/39	7,401

		16,079

	Total California	88,879

	Colorado — 3.4%
	Education — 0.3%
1,500	University of Colorado, Series A, Rev., 5.375%, 06/01/38	1,522

	General Obligation — 0.5%
2,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,342

	Prerefunded — 0.6%
3,550	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (m) (p)	3,137

	Transportation — 1.6%
3,395	Denver City & County, Airport, Series D, Rev., AMBAC-TCRS, 7.750%, 11/15/13	3,675
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., NATL-RE, Zero Coupon, 09/01/22	4,655

		8,330

	Utility — 0.4%
	Colorado Water Resources & Power Development Authority,
1,000	Series A, Rev., AGC, 5.125%, 12/01/30	1,010
1,000	Series A, Rev., AGC, 5.250%, 12/01/38	986

		1,996

	Total Colorado	17,327

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Delaware — 1.2%
	Prerefunded — 1.2%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	6,050

	District of Columbia — 0.9%
	General Obligation — 0.9%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,695

	Florida — 2.3%
	General Obligation — 0.6%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	2,772

	Hospital — 0.1%
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., NATL-RE, 6.250%, 10/01/12	721

	Transportation — 0.7%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, FGIC, 6.000%, 10/01/18	3,724

	Utility — 0.9%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., AGM, 6.050%, 10/01/14	4,273

	Total Florida	11,490

	Georgia — 5.7%
	Hospital — 1.9%
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26	9,437

	Special Tax — 2.4%
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.250%, 07/01/20	12,264

	Utility — 1.4%
	Municipal Electric Authority of Georgia,
4,500	Series BB, Rev., NATL-RE-IBC, 5.250%, 01/01/25	4,647
2,490	Series C, Rev., NATL-RE-IBC, 5.250%, 01/01/25	2,571

		7,218

	Total Georgia	28,919

	Illinois — 7.0%
	Education — 1.4%
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, NATL-RE, FGIC, 8.000%, 12/01/15	3,082

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
3,930	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.500%, 08/01/20	4,066

		7,148

	Other Revenue — 0.8%
4,000	Railsplitter Tobacco Settlement Authority, Rev., 6.000%, 06/01/28	3,907

	Prerefunded — 0.8%
1,750	Chicago Public Building, Commission Building, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,217
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.000%, 12/01/15 (p)	1,914

		4,131

	Special Tax — 1.1%
4,725	State of Illinois, Series P, Rev., 6.500%, 06/15/22	5,455

	Transportation — 2.9%
	Regional Transportation Authority,
2,425	Rev., NATL-RE, 6.250%, 07/01/15	2,734
6,000	Rev., NATL-RE, 6.500%, 07/01/30	6,928
4,000	Series D, Rev., NATL-RE, FGIC, 7.750%, 06/01/19	4,852

		14,514

	Total Illinois	35,155

	Indiana — 3.4%
	Certificate of Participation/Lease — 0.3%
1,445	Beech Grove School Building Corp., First Mortgage, Rev., COP, NATL-RE, 6.250%, 07/05/16	1,615

	Prerefunded — 0.1%
295	Indiana Transportation Finance Authority, Highway, Series A, Rev., 7.250%, 06/01/15 (p)	300

	Transportation — 2.3%
7,730	Indiana Transportation Finance Authority, Highway, Series A, Rev., 6.800%, 12/01/16	8,713
2,750	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.250%, 06/01/15	3,073

		11,786

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.7%
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., NATL-RE, 5.500%, 01/01/16	3,289

	Total Indiana	16,990

	Kansas — 0.6%
	General Obligation — 0.6%
3,050	Johnson County Unified School District 232, Series A, GO, AGM, 5.250%, 09/01/23	3,197

	Louisiana — 2.6%
	Special Tax — 2.0%
	St. Bernard Parish, Sales & Use Tax,
2,535	Rev., AGM, 5.000%, 03/01/16	2,744
2,445	Rev., AGM, 5.000%, 03/01/17	2,624
1,505	Rev., AGM, 5.000%, 03/01/19	1,591
2,885	Rev., AGM, 5.000%, 03/01/20	3,030

		9,989

	Transportation — 0.6%
	State of Louisiana, Gas & Fuels Tax,
2,000	Series A, Rev., AMBAC, 5.375%, 06/01/18	2,093
1,040	Series A, Rev., AMBAC, 5.375%, 06/01/19	1,087

		3,180

	Total Louisiana	13,169

	Maine — 1.2%
	Transportation — 1.2%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/34	3,216
2,680	Rev., 6.000%, 07/01/38	2,853

	Total Maine	6,069

	Massachusetts — 0.3%
	Education — 0.3%
1,495	Massachusetts School Building Authority, Series A, Rev., AMBAC, 5.000%, 08/15/37	1,497

	Minnesota — 0.1%
	Housing — 0.1%
480	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., NATL-RE, 5.900%, 08/01/15	482

	Missouri — 0.5%
	Education — 0.2%
1,000	University of Missouri, Curators University, Series B, Rev., 5.000%, 11/01/17	1,086

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utility — 0.3%
1,105	City of Sikeston, Electric, Rev., NATL-RE, 6.000%, 06/01/16	1,185

	Total Missouri	2,271

	Montana — 0.6%
	Certificate of Participation/Lease — 0.2%
	City of Helena,
400	COP, 5.000%, 01/01/29	410
500	COP, 5.150%, 01/01/34	507

		917

	Education — 0.4%
890	Montana State Board of Regents, Higher Education, Series H, Rev., AMBAC, 5.000%, 11/15/18	961
1,210	Montana State Board of Regents, Higher Education, Montana State University, Series I, Rev., AMBAC, 5.000%, 11/15/20	1,297

		2,258

	Total Montana	3,175

	New Jersey — 3.0%
	Housing — 1.0%
4,705	New Jersey Housing & Mortgage Finance Agency, Series AA, Rev., 6.375%, 10/01/28	4,991

	Prerefunded — 1.1%
5,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series C, Rev., NATL-RE, 5.250%, 06/15/15 (k) (p)	5,785

	Transportation — 0.9%
25,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	4,533

	Total New Jersey	15,309

	New York — 16.5%
	Education — 0.4%
1,900	New York Municipal Bond Bank Agency, Series C, Rev., 5.250%, 06/01/21	2,025

	General Obligation — 2.0%
9,255	New York City, Unrefunded Balance, GO, 6.000%, 01/15/18	9,949
10	Rome City School District, GO, NATL-RE, FGIC, 5.000%, 06/15/12	11

		9,960

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — 1.3%
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.500%, 06/01/20	3,211
3,000	Series B-1C, Rev., 5.500%, 06/01/21	3,203

		6,414

	Other Revenue — 5.6%
	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water Project,
9,345	Series D, Rev., 5.375%, 06/15/19	9,803
7,270	Series E, Rev., 5.375%, 06/15/17	7,644
7,135	Series E, Rev., 5.375%, 06/15/18	7,464
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.500%, 06/01/19	3,216

		28,127

	Transportation — 5.8%
26,000	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/94	29,430

	Water & Sewer — 1.4%
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.000%, 06/15/39	1,964
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/40	5,277

		7,241

	Total New York	83,197

	North Carolina — 0.0% (g)
	Housing — 0.0% (g)
20	North Carolina Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.250%, 03/01/28	20

	Ohio — 0.6%
	General Obligation — 0.4%
	Richland County, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/24	545
400	GO, AGC, 6.000%, 12/01/28	430
250	GO, AGC, 6.125%, 12/01/33	265
400	GO, AGC, 6.125%, 12/01/38	419

		1,659

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
1,000	RiverSouth Authority, Riverfront Area Redevelopment, Series A, Rev., 5.250%, 12/01/21	1,068

	Total Ohio	2,727

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Oklahoma — 0.4%
	Water & Sewer — 0.4%
2,000	Oklahoma City Water Utilities Trust, Series A, Rev., 5.000%, 07/01/34	2,059

	Pennsylvania — 1.6%
	Education — 0.2%
1,000	Pennsylvania State University, Series A, Rev., 5.000%, 03/01/26	1,066

	Industrial Development Revenue/Pollution Control Revenue — 1.4%
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.500%, 07/01/18	6,762

	Total Pennsylvania	7,828

	Puerto Rico — 2.2%
	Utility — 2.2%
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., NATL-RE, 5.500%, 07/01/15	10,925

	South Carolina — 6.1%
	General Obligation — 2.0%
9,515	Laurens County School District, No. 056, GO, AGC, SCSDE, 6.125%, 03/01/33	10,285

	Prerefunded — 3.0%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	4,931
8,945	South Carolina Jobs & EDA, Palmetto Healthcare, Series C, Rev., 6.875%, 08/01/13 (p)	10,178

		15,109

	Utility — 1.1%
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	5,542

	Total South Carolina	30,936

	South Dakota — 1.2%
	Prerefunded — 0.7%
2,006	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	2,258
975	Heartland Consumers Power District, Electric, Rev., 7.000%, 01/01/16 (p)	1,129

		3,387

	Utility — 0.5%
2,500	Heartland Consumers Power District, Electric, Rev., AGM, 6.000%, 01/01/17	2,811

	Total South Dakota	6,198

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — 8.4%
	General Obligation — 1.0%
445	City of Austin, Certificates of Obligation, GO, NATL-RE, 5.000%, 09/01/16	486
535	City of Carrollton, GO, 5.000%, 08/15/26	567
2,200	City of Forney, Independent School District, School Building, Series A, GO, PSF-GTD, 5.750%, 08/15/33	2,367
1,550	Clear Creek Independent School District, School Improvement, GO, 5.250%, 02/15/26	1,623

		5,043

	Hospital — 0.8%
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/35	3,790

	Other Revenue — 2.0%
1,965	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., 5.000%, 11/01/42	1,796
5,000	Lower Colorado River Authority, Rev., 5.750%, 05/15/28	5,190
	Midtown Redevelopment Authority, Tax Allocation,
1,570	AMBAC, 5.000%, 01/01/21	1,630
1,650	AMBAC, 5.000%, 01/01/22	1,696

		10,312

	Prerefunded — 2.7%
3,915	City of Brownsville, Priority Refunding, Utilities, Rev., NATL-RE, 6.250%, 09/01/14 (p)	4,297
2,500	City of Houston, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	2,892
4,250	City of San Antonio, Electric & Gas, Rev., 5.000%, 02/01/17 (p)	4,714
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,736

		13,639

	Utility — 1.0%
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,206

	Water & Sewer — 0.9%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/25	4,480

	Total Texas	42,470

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Washington — 3.2%
	Education — 1.2%
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,150

	Hospital — 0.9%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/34	4,623

	Utility — 1.1%
5,000	Energy Northwest Electric, Project No. 1, Series A, Rev., NATL-RE, 5.500%, 07/01/16	5,264

	Total Washington	16,037

	Wisconsin — 0.1%
	Hospital — 0.1%
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
250	Rev., 5.625%, 10/01/12	259
90	Rev., 5.625%, 10/01/13	93
30	Rev., 5.625%, 10/01/14	31

	Total Wisconsin	383

	Total Municipal Bonds (Cost $463,003)	486,903

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.8%
	Investment Company — 2.8%
14,132	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.090% (b) (l) (m) (Cost $14,132)	14,132

	Total Investments — 99.4% (Cost $477,135)	501,035
	Other Assets in Excess of Liabilities — 0.6%	3,134

	NET ASSETS — 100.0%	$504,169

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT 02/28/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(142)	30 Year U.S. Treasury Bond	06/21/11	$(17,089)	$(42)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	59

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

ACA	— Insured by American Capital Access
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
AMT	— Alternative Minimum Tax
CIFG	— Insured by CDC IXIS Financial Guaranty
CMO	— Collateralized Mortgage Obligation
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Notes
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
IBCC	— Insured Bond Custodial Certificate
ICC	— Insured Custody Certificates
ICR	— Insured Custodial Receipts
IDA	— Industrial Development Authority
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MTGS	— Mortgages
NATL	— Insured by National Public Finance Guarantee Corp.
PRIV	— Private
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RADIAN	— Insured by Radian Asset Assurance
RE	— Reinsured
REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue

SCSDE	— South Carolina School District Enhancement
TAN	— Tax Anticipation Note
TCRS	— Transferable Custodial Receipts
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2011.
SO	— Special Obligation
VA	— Veterans Administration
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Michigan Municipal Bond Fund	$4,051	3.5%
	Municipal Income Fund	9,254	0.9

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of February 28, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.

* Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$122,355		$114,528		$1,055,861
Investments in affiliates, at value	710		2,034		21,033

Total investment securities, at value	123,065		116,562		1,076,894
Receivables:
Investment securities sold	—		—		3,668
Fund shares sold	7		20		5,198
Interest and dividends	1,211		1,285		12,785

Total Assets	124,283		117,867		1,098,545

LIABILITIES:
Payables:
Dividends	124		140		2,409
Investment securities purchased	—	(a)	—	(a)	4,799
Fund shares redeemed	290		261		1,164
Accrued liabilities:
Investment advisory fees	29		27		246
Administration fees	9		9		83
Shareholder servicing fees	14		12		163
Distribution fees	18		17		36
Custodian and accounting fees	18		16		40
Trustees’ and Chief Compliance Officer’s fees	1		1		2
Audit fees	38		39		38
Other	34		15		71

Total Liabilities	575		537		9,051

Net Assets	$123,708		$117,330		$1,089,494

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
NET ASSETS:
Paid in capital	$118,761	$112,427	$1,096,956
Accumulated undistributed (distributions in excess of) net investment income	(3)	383	(27)
Accumulated net realized gains (losses)	655	1,553	(16,675)
Net unrealized appreciation (depreciation)	4,295	2,967	9,240

Total Net Assets	$123,708	$117,330	$1,089,494

Net Assets:
Class A	$35,413	$52,244	$94,167
Class B	818	2,610	2,993
Class C	18,163	8,171	27,426
Select Class	69,314	54,305	964,908

Total	$123,708	$117,330	$1,089,494

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,697	4,964	9,553
Class B	84	262	305
Class C	1,882	821	2,804
Select Class	7,153	5,167	98,459

Net Asset Value:
Class A — Redemption price per share	$9.58	$10.52	$9.86
Class B — Offering price per share (b)	9.70	9.98	9.80
Class C — Offering price per share (b)	9.65	9.95	9.78
Select Class — Offering and redemption price per share	9.69	10.51	9.80
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.95	$10.93	$10.24

Cost of investments in non-affiliates	$118,060	$111,561	$1,046,621
Cost of investments in affiliates	710	2,034	21,033

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	63

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$255,952		$1,168,286		$486,903
Investments in affiliates, at value	898		9,211		14,132

Total investment securities, at value	256,850		1,177,497		501,035
Receivables:
Fund shares sold	254		2,827		452
Interest and dividends	2,880		14,134		5,915

Total Assets	259,984		1,194,458		507,402

LIABILITIES:
Payables:
Due to custodian	—		—		14
Dividends	240		1,133		1,050
Investment securities purchased	—	(a)	1		1
Fund shares redeemed	432		5,056		1,778
Variation margin on futures contracts	—		—		42
Accrued liabilities:
Investment advisory fees	60		97		116
Administration fees	19		84		40
Shareholder servicing fees	35		192		46
Distribution fees	53		53		60
Custodian and accounting fees	22		37		24
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	—	(a)
Other	76		144		62

Total Liabilities	938		6,797		3,233

Net Assets	$259,046		$1,187,661		$504,169

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ohio Municipal Bond Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid in capital	$250,638	$1,216,658	$483,446
Accumulated undistributed (distributions in excess of) net investment income	(22)	(73)	(39)
Accumulated net realized gains (losses)	(288)	(35,320)	(3,096)
Net unrealized appreciation (depreciation)	8,718	6,396	23,858

Total Net Assets	$259,046	$1,187,661	$504,169

Net Assets:
Class A	$102,830	$121,687	$187,253
Class B	4,591	394	2,836
Class C	51,174	51,202	37,380
Institutional Class	—	199,764	—
Select Class	100,451	814,614	276,700

Total	$259,046	$1,187,661	$504,169

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,394	11,654	15,496
Class B	416	37	236
Class C	4,655	4,864	3,112
Institutional Class	—	19,037	—
Select Class	9,231	77,792	22,966

Net Asset Value:
Class A — Redemption price per share	$10.95	$10.44	$12.08
Class B — Offering price per share (b)	11.04	10.54	12.04
Class C — Offering price per share(b)	10.99	10.53	12.01
Institutional Class — Offering and redemption price per share	—	10.49	—
Select Class — Offering and redemption price per share	10.88	10.47	12.05
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.38	$10.68	$12.55

Cost of investments in non-affiliates	$247,234	$1,161,890	$463,003
Cost of investments in affiliates	898	9,211	14,132

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2011

(Amounts in thousands)

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,644	$6,634	$46,724
Dividend income from non-affiliates	—	—	353
Dividend income from affiliates	3	2	35
Other income	6	8	33

Total investment income	5,653	6,644	47,145

EXPENSES:
Investment advisory fees	451	463	3,596
Administration fees	138	142	1,098
Distribution fees:
Class A	113	146	253
Class B	8	33	45
Class C	176	83	256
Shareholder servicing fees:
Class A	113	146	253
Class B	3	11	15
Class C	59	27	86
Select Class	201	201	2,644
Custodian and accounting fees	40	41	119
Interest expense to affiliates	1	4	— (a)
Professional fees	57	56	67
Trustees’ and Chief Compliance Officer’s fees	1	1	12
Printing and mailing costs	8	8	47
Registration and filing fees	33	21	75
Transfer agent fees	21	27	63
Other	10	8	18

Total expenses	1,433	1,418	8,647

Less amounts waived	(160)	(165)	(695)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	1,273	1,253	7,952

Net investment income (loss)	4,380	5,391	39,193

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,512	1,705	3,493
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(4,192)	(4,863)	(22,486)

Net realized/unrealized gains (losses)	(2,680)	(3,158)	(18,993)

Change in net assets resulting from operations	$1,700	$2,233	$20,200

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ohio Municipal Bond Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,958	$25,186	$31,699
Dividend income from affiliates	13	67	9
Other income	6	30	50

Total investment income	11,977	25,283	31,758

EXPENSES:
Investment advisory fees	913	3,291	1,992
Administration fees	279	1,206	609
Distribution fees:
Class A	299	352	546
Class B	53	5	31
Class C	496	463	354
Shareholder servicing fees:
Class A	299	352	546
Class B	18	2	10
Class C	165	155	118
Institutional Class	—	218	—
Select Class	279	2,238	986
Custodian and accounting fees	56	100	71
Interest expense to affiliates	1	—	1
Professional fees	59	105	59
Trustees’ and Chief Compliance Officer’s fees	2	16	10
Printing and mailing costs	19	80	32
Registration and filing fees	16	125	68
Transfer agent fees	69	50	84
Other	12	26	15

Total expenses	3,035	8,784	5,532

Less amounts waived	(228)	(2,035)	(880)
Less earnings credits	— (a)	— (a)	— (a)

Net expenses	2,807	6,749	4,652

Net investment income (loss)	9,170	18,534	27,106

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(218)	3,215	1,821
Futures	—	—	(1,349)

Net realized gain (loss)	(218)	3,215	472

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(5,772)	(14,722)	(21,984)
Futures	—	—	164

Change in net unrealized appreciation (depreciation)	(5,772)	(14,722)	(21,820)

Net realized/unrealized gains (losses)	(5,990)	(11,507)	(21,348)

Change in net assets resulting from operations	$3,180	$7,027	$5,758

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,380	$5,106	$5,391	$6,671	$39,193	$42,696
Net realized gain (loss)	1,512	564	1,705	383	3,493	1,047
Change in net unrealized appreciation (depreciation)	(4,192)	3,170	(4,863)	3,709	(22,486)	51,686

Change in net assets resulting from operations	1,700	8,840	2,233	10,763	20,200	95,429

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,315)	(1,559)	(1,851)	(1,996)	(3,090)	(3,108)
From net realized gains	(247)	—	(238)	—	—	—
Class B
From net investment income	(24)	(30)	(124)	(311)	(149)	(312)
From net realized gains	(5)	—	(13)	—	—	—
Class C
From net investment income	(531)	(493)	(307)	(267)	(867)	(752)
From net realized gains	(124)	—	(41)	—	—	—
Select Class
From net investment income	(2,509)	(3,026)	(2,722)	(4,102)	(35,053)	(38,629)
From net realized gains	(420)	—	(243)	—	—	—

Total distributions to shareholders	(5,175)	(5,108)	(5,539)	(6,676)	(39,159)	(42,801)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(33,933)	4,300	(53,743)	(30,633)	(108,445)	(70,775)

NET ASSETS:
Change in net assets	(37,408)	8,032	(57,049)	(26,546)	(127,404)	(18,147)
Beginning of period	161,116	153,084	174,379	200,925	1,216,898	1,235,045

End of period	$123,708	$161,116	$117,330	$174,379	$1,089,494	$1,216,898

Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(4)	$383	$(4)	$(27)	$(61)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,170	$9,058	$18,534	$13,385	$27,106	$33,978
Net realized gain (loss)	(218)	6	3,215	(1,425)	472	2,203
Change in net unrealized appreciation (depreciation)	(5,772)	7,245	(14,722)	19,159	(21,820)	19,632

Change in net assets resulting from operations	3,180	16,309	7,027	31,119	5,758	55,813

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,679)	(3,713)	(1,646)	(2,012)	(8,914)	(7,978)
From net realized gains	(25)	—	—	—	—	—
Class B
From net investment income	(171)	(332)	(5)	(18)	(139)	(245)
From net realized gains	(1)	—	—	—	—	—
Class C
From net investment income	(1,628)	(1,253)	(423)	(445)	(1,613)	(888)
From net realized gains	(14)	—	—	—	—	—
Institutional Class
From net investment income	—	—	(3,670)	(1,876)	—	—
Select Class
From net investment income	(3,729)	(3,742)	(12,809)	(8,967)	(16,433)	(24,858)
From net realized gains	(24)	—	—	—	—	—

Total distributions to shareholders	(9,271)	(9,040)	(18,553)	(13,318)	(27,099)	(33,969)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(47,351)	71,258	(89,669)	1,002,738	(202,668)	(87,333)

NET ASSETS:
Change in net assets	(53,442)	78,527	(101,195)	1,020,539	(224,009)	(65,489)
Beginning of period	312,488	233,961	1,288,856	268,317	728,178	793,667

End of period	$259,046	$312,488	$1,187,661	$1,288,856	$504,169	$728,178

Accumulated undistributed (distributions in excess of) net investment income	$(22)	$22	$(73)	$(53)	$(39)	$(46)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,525	$19,708	$8,455	$19,585	$18,251	$23,275
Dividends and distributions reinvested	1,089	1,117	1,582	1,528	2,206	2,162
Cost of shares redeemed	(17,876)	(18,200)	(16,505)	(13,672)	(25,184)	(20,141)

Change in net assets from Class A capital transactions	$(12,262)	$2,625	$(6,468)	$7,441	$(4,727)	$5,296

Class B
Proceeds from shares issued	$32	$129	$1	$174	$40	$245
Dividends and distributions reinvested	20	22	89	213	119	249
Cost of shares redeemed	(407)	(231)	(4,079)	(6,364)	(6,181)	(6,020)

Change in net assets from Class B capital transactions	$(355)	$(80)	$(3,989)	$(5,977)	$(6,022)	$(5,526)

Class C
Proceeds from shares issued	$5,530	$16,640	$3,087	$7,907	$10,386	$17,589
Dividends and distributions reinvested	531	398	297	221	654	557
Cost of shares redeemed	(12,073)	(4,006)	(5,673)	(2,654)	(16,458)	(4,774)

Change in net assets from Class C capital transactions	$(6,012)	$13,032	$(2,289)	$5,474	$(5,418)	$13,372

Select Class
Proceeds from shares issued	$10,399	$14,223	$4,163	$7,330	$334,672	$301,484
Dividends and distributions reinvested	1,461	1,272	1,386	1,772	1,607	1,712
Cost of shares redeemed	(27,164)	(26,772)	(46,546)	(46,673)	(428,557)	(387,113)

Change in net assets from Select Class capital transactions	$(15,304)	$(11,277)	$(40,997)	$(37,571)	$(92,278)	$(83,917)

Total change in net assets from capital transactions	$(33,933)	$4,300	$(53,743)	$(30,633)	$(108,445)	$(70,775)

SHARE TRANSACTIONS:
Class A
Issued	461	2,043	785	1,841	1,817	2,376
Reinvested	112	115	147	144	221	220
Redeemed	(1,853)	(1,882)	(1,545)	(1,284)	(2,532)	(2,065)

Change in Class A Shares	(1,280)	276	(613)	701	(494)	531

Class B
Issued	3	13	— (a)	18	4	25
Reinvested	2	2	9	21	12	26
Redeemed	(41)	(23)	(400)	(629)	(622)	(620)

Change in Class B Shares	(36)	(8)	(391)	(590)	(606)	(569)

Class C
Issued	560	1,708	302	784	1,042	1,811
Reinvested	54	41	29	22	66	57
Redeemed	(1,237)	(411)	(565)	(264)	(1,672)	(489)

Change in Class C Shares	(623)	1,338	(234)	542	(564)	1,379

Select Class
Issued	1,051	1,453	389	689	33,704	30,856
Reinvested	148	130	129	167	162	176
Redeemed	(2,766)	(2,732)	(4,360)	(4,422)	(43,425)	(39,704)

Change in Select Class Shares	(1,567)	(1,149)	(3,842)	(3,566)	(9,559)	(8,672)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,603	$47,851	$44,765	$132,708	$66,770	$94,267
Net assets acquired in Fund reorganization (See Note 9)	—	—	—	1,989	—	—
Dividends and distributions reinvested	2,478	2,756	1,371	1,655	6,315	5,487
Cost of shares redeemed	(44,867)	(22,156)	(79,100)	(56,362)	(88,630)	(46,157)

Change in net assets from Class A capital transactions	$(17,786)	$28,451	$(32,964)	$79,990	$(15,545)	$53,597

Class B
Proceeds from shares issued	$59	$741	$75	$35	$60	$564
Dividends and distributions reinvested	130	249	3	13	97	185
Cost of shares redeemed	(5,609)	(7,115)	(633)	(2,440)	(2,855)	(3,136)

Change in net assets from Class B capital transactions	$(5,420)	$(6,125)	$(555)	$(2,392)	$(2,698)	$(2,387)

Class C
Proceeds from shares issued	$18,960	$42,546	$28,135	$63,044	$27,079	$37,022
Dividends and distributions reinvested	1,377	1,027	389	413	1,300	729
Cost of shares redeemed	(30,609)	(6,346)	(42,007)	(20,788)	(28,776)	(4,108)

Change in net assets from Class C capital transactions	$(10,272)	$37,227	$(13,483)	$42,669	$(397)	$33,643

Institutional Class
Proceeds from shares issued	$—	$—	$253,776	$127,370	$—	$—
Net assets acquired in Fund reorganization (See Note 9)	—	—	—	84,058	—	—
Dividends and distributions reinvested	—	—	330	118	—	—
Cost of shares redeemed	—	—	(232,198)	(34,367)	—	—

Change in net assets from Institutional Class capital transactions	$—	$—	$21,908	$177,179	$—	$—

Select Class
Proceeds from shares issued	$27,523	$38,403	$685,549	$780,541	$20,488	$40,127
Net assets acquired in Fund reorganization (See Note 9)	—	—	—	181,090	—	—
Dividends and distributions reinvested	1,735	1,591	1,003	1,016	1,993	2,487
Cost of shares redeemed	(43,131)	(28,289)	(751,127)	(257,355)	(206,509)	(214,800)

Change in net assets from Select Class capital transactions	$(13,873)	$11,705	$(64,575)	$705,292	$(184,028)	$(172,186)

Total change in net assets from capital transactions	$(47,351)	$71,258	$(89,669)	$1,002,738	$(202,668)	$(87,333)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	2,209	4,357	4,253	12,765	5,340	7,631
Shares issued in connection with Fund reorganization (See Note 9)	—	—	—	192	—	—
Reinvested	222	250	131	159	508	444
Redeemed	(4,065)	(2,007)	(7,538)	(5,413)	(7,189)	(3,731)

Change in Class A Shares	(1,634)	2,600	(3,154)	7,703	(1,341)	4,344

Class B
Issued	5	67	7	4	5	46
Reinvested	12	23	— (a)	1	8	15
Redeemed	(499)	(643)	(60)	(233)	(230)	(255)

Change in Class B Shares	(482)	(553)	(53)	(228)	(217)	(194)

Class C
Issued	1,685	3,856	2,655	6,001	2,173	3,008
Reinvested	123	93	36	39	106	59
Redeemed	(2,772)	(574)	(3,972)	(1,979)	(2,361)	(335)

Change in Class C Shares	(964)	3,375	(1,281)	4,061	(82)	2,732

Institutional Class
Issued	—	—	24,021	12,129	—	—
Shares issued in connection with Fund reorganization (See Note 9)	—	—	—	8,105	—	—
Reinvested	—	—	31	11	—	—
Redeemed	—	—	(21,997)	(3,263)	—	—

Change in Institutional Class Shares	—	—	2,055	16,982	—	—

Select Class
Issued	2,488	3,504	64,968	74,507	1,658	3,258
Shares issued in connection with Fund reorganization (See Note 9)	—	—	—	17,474	—	—
Reinvested	157	145	95	97	160	202
Redeemed	(3,919)	(2,583)	(71,287)	(24,564)	(16,796)	(17,414)

Change in Select Class Shares	(1,274)	1,066	(6,224)	67,514	(14,978)	(13,954)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Arizona Municipal Bond Fund
Class A
Year Ended February 28, 2011	$9.80	$0.27	$(0.15)	$0.12	$(0.29)	$(0.05)	$(0.34)
Year Ended February 28, 2010	9.58	0.31	0.22 (c)	0.53	(0.31)	—	(0.31)
Year Ended February 28, 2009	9.30	0.33	0.28	0.61	(0.33)	—	(0.33)
Year Ended February 29, 2008	9.54	0.34	(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)

Class B
Year Ended February 28, 2011	9.92	0.22	(0.16)	0.06	(0.23)	(0.05)	(0.28)
Year Ended February 28, 2010	9.69	0.25	0.22 (c)	0.47	(0.24)	—	(0.24)
Year Ended February 28, 2009	9.39	0.26	0.30	0.56	(0.26)	—	(0.26)
Year Ended February 29, 2008	9.62	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)

Class C
Year Ended February 28, 2011	9.87	0.22	(0.16)	0.06	(0.23)	(0.05)	(0.28)
Year Ended February 28, 2010	9.65	0.25	0.22 (c)	0.47	(0.25)	—	(0.25)
Year Ended February 28, 2009	9.37	0.27	0.28	0.55	(0.27)	—	(0.27)
Year Ended February 29, 2008	9.60	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)

Select Class
Year Ended February 28, 2011	9.91	0.32	(0.18)	0.14	(0.31)	(0.05)	(0.36)
Year Ended February 28, 2010	9.68	0.34	0.22 (c)	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.39	0.35	0.29	0.64	(0.35)	—	(0.35)
Year Ended February 29, 2008	9.63	0.36	(0.22)	0.14	(0.36)	(0.02)	(0.38)
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(d)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.58	1.23%		$35,413	0.88%	2.88%	1.01%	8%
9.80	5.59	(c)	48,783	0.87	3.14	1.01	14
9.58	6.64		45,037	0.88	3.42	1.02	25
9.30	1.30	(d)	37,232	0.88	3.55	1.02	19
9.54	3.61		32,842	0.88	3.77	1.01	30

9.70	0.58		818	1.50	2.26	1.51	8
9.92	4.94	(c)	1,191	1.50	2.51	1.51	14
9.69	6.09		1,243	1.51	2.79	1.52	25
9.39	0.72	(d)	1,410	1.52	2.92	1.52	19
9.62	2.83		1,477	1.51	3.16	1.51	30

9.65	0.60		18,163	1.50	2.25	1.51	8
9.87	4.90	(c)	24,729	1.50	2.48	1.51	14
9.65	5.98		11,258	1.52	2.78	1.52	25
9.37	0.78	(d)	3,309	1.52	2.91	1.52	19
9.60	2.85		2,456	1.51	3.14	1.51	30

9.69	1.46		69,314	0.63	3.13	0.76	8
9.91	5.89	(c)	86,413	0.62	3.40	0.76	14
9.68	6.94		95,546	0.63	3.68	0.77	25
9.39	1.52	(d)	110,367	0.63	3.81	0.77	19
9.63	3.83		102,553	0.63	4.02	0.76	30

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Michigan Municipal Bond Fund
Class A
Year Ended February 28, 2011	$10.77	$0.37	(c)	$(0.24)	$0.13	$(0.34)	$(0.04)	$(0.38)
Year Ended February 28, 2010	10.52	0.38	(c)	0.25 (d)	0.63	(0.38)	—	(0.38)
Year Ended February 28, 2009	10.36	0.38	(c)	0.16	0.54	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.65	0.39	(c)	(0.29)	0.10	(0.39)	—	(0.39)
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	—	(0.41)

Class B
Year Ended February 28, 2011	10.23	0.29	(c)	(0.22)	0.07	(0.28)	(0.04)	(0.32)
Year Ended February 28, 2010	10.01	0.30	(c)	0.24 (d)	0.54	(0.32)	—	(0.32)
Year Ended February 28, 2009	9.88	0.30	(c)	0.15	0.45	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.17	0.31	(c)	(0.27)	0.04	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	—	(0.35)

Class C
Year Ended February 28, 2011	10.20	0.29	(c)	(0.22)	0.07	(0.28)	(0.04)	(0.32)
Year Ended February 28, 2010	9.99	0.30	(c)	0.24 (d)	0.54	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.86	0.30	(c)	0.15	0.45	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.15	0.31	(c)	(0.27)	0.04	(0.33)	—	(0.33)
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	—	(0.35)

Select Class
Year Ended February 28, 2011	10.75	0.39	(c)	(0.22)	0.17	(0.37)	(0.04)	(0.41)
Year Ended February 28, 2010	10.50	0.41	(c)	0.25 (d)	0.66	(0.41)	—	(0.41)
Year Ended February 28, 2009	10.35	0.40	(c)	0.15	0.55	(0.40)	—	(0.40)
Year Ended February 29, 2008	10.63	0.42	(c)	(0.28)	0.14	(0.42)	—	(0.42)
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	—	(0.44)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	The Advisor reimbused the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.52	1.26%		$52,244	0.88%	3.44%	1.00%	12%
10.77	6.13	(d)	60,059	0.88	3.61	0.99	5
10.52	5.30		51,278	0.88	3.60	1.00	12
10.36	0.93	(e)	49,175	0.88	3.68	0.99	4
10.65	3.53		60,941	0.86	3.89	0.97	21

9.98	0.70		2,610	1.50	2.81	1.50	12
10.23	5.50	(d)	6,679	1.49	3.00	1.50	5
10.01	4.59		12,444	1.50	2.98	1.50	12
9.88	0.37	(e)	15,563	1.49	3.07	1.49	4
10.17	2.88		22,644	1.47	3.28	1.47	21

9.95	0.71		8,171	1.50	2.81	1.50	12
10.20	5.46	(d)	10,768	1.49	3.00	1.49	5
9.99	4.64		5,121	1.50	2.98	1.50	12
9.86	0.37	(e)	3,457	1.49	3.07	1.49	4
10.15	2.84		4,381	1.47	3.26	1.47	21

10.51	1.59		54,305	0.63	3.67	0.75	12
10.75	6.42	(d)	96,873	0.63	3.86	0.75	5
10.50	5.46		132,082	0.63	3.85	0.75	12
10.35	1.29	(e)	173,800	0.63	3.93	0.74	4
10.63	3.72		210,128	0.61	4.13	0.72	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (a)
Municipal Income Fund
Class A
Year Ended February 28, 2011	$10.00	$0.31	(c)	$(0.14)	$0.17	$(0.31)	$9.86	1.67%
Year Ended February 28, 2010	9.57	0.32	(c)	0.43	0.75	(0.32)	10.00	8.01
Year Ended February 28, 2009	9.55	0.34		0.02	0.36	(0.34)	9.57	3.81
Year Ended February 29, 2008	9.81	0.34		(0.27)	0.07	(0.33)	9.55	0.73	(d)
Year Ended February 28, 2007	9.79	0.35		0.01	0.36	(0.34)	9.81	3.76

Class B
Year Ended February 28, 2011	9.94	0.25	(c)	(0.14)	0.11	(0.25)	9.80	1.12
Year Ended February 28, 2010	9.52	0.27	(c)	0.42	0.69	(0.27)	9.94	7.32
Year Ended February 28, 2009	9.50	0.29		0.01	0.30	(0.28)	9.52	3.23
Year Ended February 29, 2008	9.76	0.30		(0.29)	0.01	(0.27)	9.50	0.10	(d)
Year Ended February 28, 2007	9.73	0.29		0.02	0.31	(0.28)	9.76	3.29

Class C
Year Ended February 28, 2011	9.93	0.25	(c)	(0.15)	0.10	(0.25)	9.78	1.04
Year Ended February 28, 2010	9.51	0.27	(c)	0.42	0.69	(0.27)	9.93	7.35
Year Ended February 28, 2009	9.48	0.28		0.03	0.31	(0.28)	9.51	3.36
Year Ended February 29, 2008	9.75	0.28		(0.28)	—	(0.27)	9.48	0.02	(d)
Year Ended February 28, 2007	9.72	0.28		0.03	0.31	(0.28)	9.75	3.29

Select Class
Year Ended February 28, 2011	9.94	0.33	(c)	(0.14)	0.19	(0.33)	9.80	1.94
Year Ended February 28, 2010	9.52	0.35	(c)	0.42	0.77	(0.35)	9.94	8.22
Year Ended February 28, 2009	9.50	0.36		0.02	0.38	(0.36)	9.52	4.08
Year Ended February 29, 2008	9.77	0.36		(0.27)	0.09	(0.36)	9.50	0.89	(d)
Year Ended February 28, 2007	9.74	0.36		0.03	0.39	(0.36)	9.77	4.14

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(e)	See Note 2.H.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
	Ratios to average net assets
Net assets, end of period (000’s)	Net expenses (excluding imputed interest) (b)	Net expenses (including imputed interest) (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)		Portfolio turnover rate

$94,167	0.87%	0.87%		3.07%	0.93%	0.93%		18%
100,454	0.86	0.86		3.32	0.93	0.93		18
91,082	0.87	0.88	(e)	3.49	0.94	0.95	(e)	12
101,274	0.85	0.88	(e)	3.44	0.94	0.97	(e)	29
106,260	0.84	0.91	(e)	3.53	0.93	1.00	(e)	39

2,993	1.42	1.42		2.52	1.43	1.43		18
9,058	1.43	1.43		2.77	1.43	1.43		18
14,094	1.44	1.45	(e)	2.91	1.44	1.45	(e)	12
19,530	1.44	1.47	(e)	2.86	1.44	1.47	(e)	29
34,456	1.43	1.50	(e)	2.95	1.43	1.50	(e)	39

27,426	1.42	1.42		2.51	1.42	1.42		18
33,426	1.42	1.42		2.74	1.43	1.43		18
18,906	1.44	1.45	(e)	2.92	1.44	1.45	(e)	12
17,655	1.44	1.47	(e)	2.86	1.44	1.47	(e)	29
19,137	1.43	1.50	(e)	2.94	1.43	1.50	(e)	39

964,908	0.62	0.62		3.32	0.68	0.68		18
1,073,960	0.62	0.62		3.57	0.68	0.68		18
1,110,963	0.62	0.63	(e)	3.73	0.69	0.70	(e)	12
1,512,691	0.60	0.63	(e)	3.69	0.69	0.72	(e)	29
1,372,743	0.59	0.66	(e)	3.77	0.68	0.75	(e)	39

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Ohio Municipal Bond Fund
Class A
Year Ended February 28, 2011	$11.15	$0.34	(c)	$(0.19)	$0.15	$(0.35)	$—	(d)	$(0.35)
Year Ended February 28, 2010	10.87	0.36	(c)	0.28	0.64	(0.36)	—		(0.36)
Year Ended February 28, 2009	10.58	0.40		0.29	0.69	(0.40)	—		(0.40)
Year Ended February 29, 2008	10.86	0.41		(0.28)	0.13	(0.41)	—		(0.41)
Year Ended February 28, 2007	10.88	0.42		(0.02)	0.40	(0.42)	—		(0.42)

Class B
Year Ended February 28, 2011	11.24	0.28	(c)	(0.20)	0.08	(0.28)	—	(d)	(0.28)
Year Ended February 28, 2010	10.95	0.30	(c)	0.28	0.58	(0.29)	—		(0.29)
Year Ended February 28, 2009	10.66	0.35		0.27	0.62	(0.33)	—		(0.33)
Year Ended February 29, 2008	10.93	0.37		(0.30)	0.07	(0.34)	—		(0.34)
Year Ended February 28, 2007	10.96	0.37		(0.05)	0.32	(0.35)	—		(0.35)

Class C
Year Ended February 28, 2011	11.20	0.28	(c)	(0.21)	0.07	(0.28)	—	(d)	(0.28)
Year Ended February 28, 2010	10.91	0.29	(c)	0.29	0.58	(0.29)	—		(0.29)
Year Ended February 28, 2009	10.63	0.34		0.28	0.62	(0.34)	—		(0.34)
Year Ended February 29, 2008	10.90	0.35		(0.28)	0.07	(0.34)	—		(0.34)
Year Ended February 28, 2007	10.93	0.36		(0.03)	0.33	(0.36)	—		(0.36)

Select Class
Year Ended February 28, 2011	11.09	0.37	(c)	(0.21)	0.16	(0.37)	—	(d)	(0.37)
Year Ended February 28, 2010	10.81	0.39	(c)	0.28	0.67	(0.39)	—		(0.39)
Year Ended February 28, 2009	10.52	0.43		0.29	0.72	(0.43)	—		(0.43)
Year Ended February 29, 2008	10.80	0.43		(0.28)	0.15	(0.43)	—		(0.43)
Year Ended February 28, 2007	10.83	0.44		(0.02)	0.42	(0.45)	—		(0.45)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.95	1.33%		$102,830	0.87%	3.06%	0.97%	7%
11.15	5.94		122,990	0.87	3.27	0.98	7
10.87	6.66		91,571	0.88	3.76	1.00	12
10.58	1.18	(e)	69,138	0.88	3.79	1.00	15
10.86	3.74		67,941	0.88	3.87	1.00	19

11.04	0.69		4,591	1.46	2.48	1.47	7
11.24	5.35		10,095	1.47	2.71	1.48	7
10.95	5.95		15,896	1.50	3.13	1.50	12
10.66	0.62	(e)	18,326	1.50	3.18	1.50	15
10.93	2.99		27,079	1.50	3.26	1.50	19

10.99	0.62		51,174	1.46	2.47	1.47	7
11.20	5.41		62,918	1.46	2.64	1.48	7
10.91	5.92		24,481	1.50	3.14	1.50	12
10.63	0.64	(e)	8,959	1.50	3.17	1.50	15
10.90	3.06		5,658	1.49	3.25	1.50	19

10.88	1.49		100,451	0.62	3.32	0.72	7
11.09	6.26		116,485	0.62	3.53	0.73	7
10.81	6.98		102,013	0.63	4.00	0.75	12
10.52	1.43	(e)	118,518	0.63	4.04	0.75	15
10.80	3.94		106,494	0.63	4.12	0.75	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2011	$10.53	$0.12	(e)	$(0.09)	$0.03	$(0.12)
Year Ended February 28, 2010	10.29	0.17	(e)	0.24	0.41	(0.17)
Year Ended February 28, 2009	10.17	0.29		0.10	0.39	(0.27)
Year Ended February 29, 2008	10.13	0.28		0.06	0.34	(0.30)
Year Ended February 28, 2007	10.10	0.25		0.04	0.29	(0.26)

Class B
Year Ended February 28, 2011	10.63	0.07	(e)	(0.09)	(0.02)	(0.07)
Year Ended February 28, 2010	10.38	0.13	(e)	0.23	0.36	(0.11)
Year Ended February 28, 2009	10.26	0.23		0.11	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.04	0.29	(0.24)
Year Ended February 28, 2007	10.18	0.21		0.03	0.24	(0.21)

Class C
Year Ended February 28, 2011	10.61	0.07	(e)	(0.08)	(0.01)	(0.07)
Year Ended February 28, 2010	10.37	0.12	(e)	0.24	0.36	(0.12)
Year Ended February 28, 2009	10.25	0.22		0.12	0.34	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)
Year Ended February 28, 2007	10.18	0.22		0.02	0.24	(0.21)

Institutional Class
Year Ended February 28, 2011	10.58	0.18	(e)	(0.09)	0.09	(0.18)
June 19, 2009 (g) through February 28, 2010	10.36	0.15	(e)	0.21	0.36	(0.14)

Select Class
Year Ended February 28, 2011	10.56	0.15	(e)	(0.09)	0.06	(0.15)
Year Ended February 28, 2010	10.32	0.19	(e)	0.24	0.43	(0.19)
Year Ended February 28, 2009	10.20	0.30		0.12	0.42	(0.30)
Year Ended February 29, 2008	10.16	0.32		0.04	0.36	(0.32)
Year Ended February 28, 2007	10.13	0.29		0.03	0.32	(0.29)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.44	0.32%		$121,687	0.74%	1.18%	0.88%	42%
10.53	3.97		155,902	0.75	1.63	0.90	22
10.29	3.92		73,101	0.80	2.62	0.95	40
10.17	3.38	(f)	26,376	0.80	2.89	0.94	43
10.13	2.93		43,798	0.80	2.55	0.92	24

10.54	(0.18)		394	1.24	0.69	1.38	42
10.63	3.48		953	1.26	1.28	1.43	22
10.38	3.36		3,305	1.30	2.17	1.45	40
10.26	2.89	(f)	5,739	1.30	2.39	1.44	43
10.21	2.40		9,005	1.30	2.05	1.42	24

10.53	(0.07)		51,202	1.24	0.68	1.38	42
10.61	3.44		65,222	1.25	1.10	1.40	22
10.37	3.40		21,616	1.30	2.14	1.45	40
10.25	2.80	(f)	15,096	1.30	2.39	1.44	43
10.21	2.40		21,490	1.30	2.04	1.42	24

10.49	0.84		199,764	0.24	1.67	0.48	42
10.58	3.49		179,648	0.24	2.01	0.48	22

10.47	0.59		814,614	0.49	1.43	0.63	42
10.56	4.23		887,131	0.49	1.82	0.64	22
10.32	4.17		170,295	0.55	2.90	0.70	40
10.20	3.63	(f)	180,070	0.55	3.14	0.69	43
10.16	3.19		198,903	0.55	2.80	0.67	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Year Ended February 28, 2011	$12.49	$0.50	$(0.40)	$0.10	$(0.51)	$—	$(0.51)
Year Ended February 28, 2010	12.15	0.53	0.34	0.87	(0.53)	—	(0.53)
Year Ended February 28, 2009	12.08	0.52	0.07	0.59	(0.52)	—	(0.52)
Year Ended February 29, 2008	12.72	0.52	(0.62)	(0.10)	(0.52)	(0.02)	(0.54)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)

Class B
Year Ended February 28, 2011	12.45	0.37	(0.36)	0.01	(0.42)	—	(0.42)
Year Ended February 28, 2010	12.11	0.43	0.35	0.78	(0.44)	—	(0.44)
Year Ended February 28, 2009	12.04	0.43	0.08	0.51	(0.44)	—	(0.44)
Year Ended February 29, 2008	12.68	0.43	(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)

Class C
Year Ended February 28, 2011	12.42	0.41	(0.40)	0.01	(0.42)	—	(0.42)
Year Ended February 28, 2010	12.09	0.45	0.34	0.79	(0.46)	—	(0.46)
July 1, 2008 (f) through February 28, 2009	12.24	0.30	(0.14)	0.16	(0.31)	—	(0.31)

Select Class
Year Ended February 28, 2011	12.45	0.54	(0.41)	0.13	(0.53)	—	(0.53)
Year Ended February 28, 2010	12.11	0.56	0.33	0.89	(0.55)	—	(0.55)
Year Ended February 28, 2009	12.05	0.54	0.06	0.60	(0.54)	—	(0.54)
Year Ended February 29, 2008	12.69	0.54	(0.62)	(0.08)	(0.54)	(0.02)	(0.56)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.08	0.78%		$187,253	0.75%	4.04%	0.94%	1%
12.49	7.30		210,306	0.75	4.28	0.95	10
12.15	4.98		151,732	0.75	4.28	0.95	30
12.08	(0.85	)(e)	127,232	0.75	4.11	0.95	29
12.72	4.03		126,207	0.75	4.02	0.95	31

12.04	0.07		2,836	1.44	3.35	1.44	1
12.45	6.58		5,642	1.44	3.60	1.45	10
12.11	4.28		7,832	1.44	3.58	1.45	30
12.04	(1.55	)(e)	9,213	1.44	3.42	1.45	29
12.68	3.24		11,836	1.44	3.33	1.45	31

12.01	0.08		37,380	1.44	3.35	1.44	1
12.42	6.62		39,673	1.43	3.58	1.44	10
12.09	1.40		5,583	1.44	3.67	1.47	30

12.05	1.02		276,700	0.58	4.20	0.69	1
12.45	7.51		472,557	0.58	4.45	0.70	10
12.11	5.11		628,520	0.58	4.43	0.70	30
12.05	(0.67	)(e)	751,440	0.58	4.28	0.70	29
12.69	4.13		897,343	0.58	4.19	0.70	31

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Municipal Income Fund	Class A, Class B, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class B, Class C and Select Class	Diversified

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.
Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Arizona Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$710	$122,355	$—	$123,065

Michigan Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Arizona
Other Revenue	$—	$2,042	$—	$2,042
Utility	—	1,078	—	1,078

Total Arizona	—	3,120	—	3,120

California
Water & Sewer	—	1,094	—	1,094

Michigan
Certificate of Participation/Lease	—	4,732	—	4,732
Education	—	3,808	—	3,808
General Obligation	—	34,470	—	34,470
Hospital	—	7,805	—	7,805
Housing	—	2,507	—	2,507
Other Revenue	—	2,898	—	2,898
Prerefunded	—	12,151	—	12,151
Private Placement	—	—	4,051	4,051
Special Tax	—	10,843	—	10,843
Transportation	—	1,109	—	1,109
Utility	—	2,625	—	2,625
Water & Sewer	—	17,492	—	17,492

Total Michigan	—	100,440	4,051	104,491

New York
Industrial Development Revenue/Pollution Control Revenue	—	1,516	—	1,516

Texas
General Obligation	—	1,086	—	1,086
Water & Sewer	—	1,630	—	1,630

Total Texas	—	2,716	—	2,716

Washington
Water & Sewer	—	1,591	—	1,591

Total	—	110,477	4,051	114,528

Short-Term Investment
Investment Company	2,034	—	—	2,034

Total Investments in Securities	$2,034	$110,477	$4,051	$116,562

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Industrial Development Revenue/Pollution Control Revenue	$—	$1,327	$—	$1,327
Other Revenue	—	9,304	—	9,304

Total Alabama	—	10,631	—	10,631

Alaska
Education	—	6,327	—	6,327
General Obligation	—	9,667	—	9,667
Housing	—	2,385	—	2,385
Other Revenue	—	2,117	—	2,117

Total Alaska	—	20,496	—	20,496

Arizona
Certificate of Participation/Lease	—	8,442	—	8,442
Hospital	—	6,080	—	6,080
Housing	—	2,850	—	2,850
Other Revenue	—	9,814	—	9,814
Prerefunded	—	3,789	—	3,789
Water & Sewer	—	3,163	—	3,163

Total Arizona	—	34,138	—	34,138

Arkansas
Housing	—	736	—	736
Special Tax	—	4,712	—	4,712

Total Arkansas	—	5,448	—	5,448

California
Certificate of Participation/Lease	—	5,122	—	5,122
General Obligation	—	24,360	—	24,360
Hospital	—	4,234	—	4,234
Housing	—	10,102	—	10,102
Other Revenue	—	8,190	—	8,190
Transportation	—	4,372	—	4,372
Water & Sewer	—	1,149	—	1,149

Total California	—	57,529	—	57,529

Colorado
General Obligation	—	9,088	—	9,088
Hospital	—	8,700	—	8,700
Housing	—	8,558	—	8,558
Industrial Development Revenue/Pollution Control Revenue	—	1,926	—	1,926
Prerefunded	—	151	—	151
Private Placement	—	—	132	132
Transportation	—	6,770	—	6,770

Total Colorado	—	35,193	132	35,325

Connecticut
Other Revenue	—	4,820	—	4,820

Delaware
Housing	—	5,020	—	5,020

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
District of Columbia
Housing	$—	$1,178	$—	$1,178
Other Revenue	—	3,494	—	3,494
Transportation	—	7,475	—	7,475

Total District of Columbia	—	12,147	—	12,147

Florida
Certificate of Participation/Lease	—	6,488	—	6,488
Education	—	5,236	—	5,236
General Obligation	—	1,310	—	1,310
Hospital	—	5,677	—	5,677
Housing	—	17,898	—	17,898
Other Revenue	—	5,345	—	5,345
Resource Recovery	—	1,157	—	1,157
Special Tax	—	2,202	—	2,202
Transportation	—	12,734	—	12,734
Utility	—	10,048	—	10,048
Water & Sewer	—	5,819	—	5,819

Total Florida	—	73,914	—	73,914

Georgia
Certificate of Participation/Lease	—	5,596	—	5,596
General Obligation	—	5,983	—	5,983
Housing	—	2,023	—	2,023

Total Georgia	—	13,602	—	13,602

Hawaii
General Obligation	—	4,711	—	4,711

Idaho
Housing	—	893	—	893

Illinois
General Obligation	—	15,767	—	15,767
Hospital	—	1,431	—	1,431
Housing	—	19,551	—	19,551
Other Revenue	—	3,906	—	3,906
Transportation	—	6,030	—	6,030

Total Illinois	—	46,685	—	46,685

Indiana
General Obligation	—	1,475	—	1,475
Hospital	—	4,807	—	4,807
Housing	—	4,219	—	4,219
Other Revenue	—	9,302	—	9,302
Transportation	—	3,231	—	3,231
Water & Sewer	—	4,315	—	4,315

Total Indiana	—	27,349	—	27,349

Iowa
Housing	—	933	—	933

Kansas
Housing	—	12,939	—	12,939

Kentucky
Housing	—	4,536	—	4,536

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Louisiana
Certificate of Participation/Lease	$—	$1,092	$—	$1,092
Hospital	—	10,148	—	10,148
Housing	—	6,651	—	6,651
Other Revenue	—	3,068	—	3,068
Utility	—	6,991	—	6,991

Total Louisiana	—	27,950	—	27,950

Maryland
General Obligation	—	21,401	—	21,401
Housing	—	1,889	—	1,889

Total Maryland	—	23,290	—	23,290

Massachusetts
Education	—	2,310	—	2,310
General Obligation	—	8,534	—	8,534
Housing	—	8,014	—	8,014
Water & Sewer	—	5,759	—	5,759

Total Massachusetts	—	24,617	—	24,617

Michigan
Education	—	4,679	—	4,679
Hospital	—	13,518	—	13,518
Housing	—	5,304	—	5,304
Other Revenue	—	1,730	—	1,730
Water & Sewer	—	5,777	—	5,777

Total Michigan	—	31,008	—	31,008

Minnesota
General Obligation	—	10,651	—	10,651
Housing	—	16,285	—	16,285
Other Revenue	—	3,104	—	3,104
Transportation	—	3,242	—	3,242

Total Minnesota	—	33,282	—	33,282

Mississippi
Education	—	945	—	945
Housing	—	5,457	—	5,457
Other Revenue	—	2,095	—	2,095

Total Mississippi	—	8,497	—	8,497

Missouri
Housing	—	12,727	—	12,727
Transportation	—	2,173	—	2,173

Total Missouri	—	14,900	—	14,900

Montana
Housing	—	3,950	—	3,950

Nebraska
Housing	—	3,748	—	3,748

Nevada
Education	—	5,765	—	5,765
General Obligation	—	8,862	—	8,862
Housing	—	2,391	—	2,391
Other Revenue	—	1,699	—	1,699

Total Nevada	—	18,717	—	18,717

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Hampshire
Housing	$—	$1,810	$—	$1,810
Other Revenue	—	5,193	—	5,193

Total New Hampshire	—	7,003	—	7,003

New Jersey
Education	—	6,464	—	6,464
General Obligation	—	1,451	—	1,451
Hospital	—	1,364	—	1,364
Other Revenue	—	11,031	—	11,031
Transportation	—	16,731	—	16,731

Total New Jersey	—	37,041	—	37,041

New Mexico
General Obligation	—	1,156	—	1,156
Housing	—	8,085	—	8,085

Total New Mexico	—	9,241	—	9,241

New York
Certificate of Participation/Lease	—	28,963	—	28,963
Education	—	8,835	—	8,835
General Obligation	—	17,836	—	17,836
Housing	—	2,126	—	2,126
Other Revenue	—	1,112	—	1,112
Resource Recovery	—	2,291	—	2,291
Special Tax	—	7,337	—	7,337
Transportation	—	15,657	—	15,657

Total New York	—	84,157	—	84,157

North Carolina
Education	—	5,134	—	5,134
General Obligation	—	8,362	—	8,362
Housing	—	6,788	—	6,788
Other Revenue	—	5,805	—	5,805
Utility	—	2,818	—	2,818
Water & Sewer	—	3,792	—	3,792

Total North Carolina	—	32,699	—	32,699

North Dakota
General Obligation	—	1,521	—	1,521
Housing	—	2,102	—	2,102
Industrial Development Revenue/Pollution Control Revenue	—	1,906	—	1,906
Other Revenue	—	2,081	—	2,081

Total North Dakota	—	7,610	—	7,610

Ohio
General Obligation	—	7,033	—	7,033
Housing	—	2,824	—	2,824
Industrial Development Revenue/Pollution Control Revenue	—	1,863	—	1,863
Other Revenue	—	3,802	—	3,802
Prerefunded	—	788	—	788
Water & Sewer	—	5,789	—	5,789

Total Ohio	—	22,099	—	22,099

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oklahoma
General Obligation	$—	$1,819	$—	$1,819
Housing	—	5,178	—	5,178

Total Oklahoma	—	6,997	—	6,997

Oregon
General Obligation	—	2,146	—	2,146
Housing	—	2,616	—	2,616
Other Revenue	—	3,628	—	3,628

Total Oregon	—	8,390	—	8,390

Other Territories
Housing	—	6,862	—	6,862

Pennsylvania
Education	—	6,401	—	6,401
General Obligation	—	5,020	—	5,020
Hospital	—	2,068	—	2,068
Housing	—	1,536	—	1,536
Industrial Development Revenue/Pollution Control Revenue	—	4,463	—	4,463
Private Placement	—	—	2,489	2,489
Other Revenue	—	7,301	—	7,301
Resource Recovery	—	6,933	—	6,933

Total Pennsylvania	—	33,722	2,489	36,211

South Carolina
Certificate of Participation/Lease	—	6,306	—	6,306
General Obligation	—	6,443	—	6,443
Hospital	—	6,366	—	6,366
Other Revenue	—	1,323	—	1,323
Utility	—	5,440	—	5,440

Total South Carolina	—	25,878	—	25,878

South Dakota
Housing	—	2,925	—	2,925
Other Revenue	—	1,080	—	1,080

Total South Dakota	—	4,005	—	4,005

Tennessee
General Obligation	—	4,816	—	4,816
Housing	—	16,744	—	16,744
Other Revenue	—	1,403	—	1,403
Transportation	—	1,012	—	1,012
Utility	—	4,870	—	4,870
Water & Sewer	—	5,786	—	5,786

Total Tennessee	—	34,631	—	34,631

Texas
General Obligation	—	29,928	—	29,928
Hospital	—	4,665	—	4,665
Housing	—	10,962	—	10,962
Industrial Development Revenue/Pollution Control Revenue	—	2,940	—	2,940
Other Revenue	—	6,582	—	6,582
Prerefunded	—	1,651	—	1,651
Transportation	—	19,709	—	19,709

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Utility	$—	$5,334	$—	$5,334
Water & Sewer	—	5,423	—	5,423

Total Texas	—	87,194	—	87,194

Utah
Education	—	3,678	—	3,678
Housing	—	115	—	115
Industrial Development Revenue/Pollution Control Revenue	—	3,347	—	3,347

Total Utah	—	7,140	—	7,140

Vermont
Other Revenue	—	2,487	—	2,487

Virginia
Education	—	4,451	—	4,451
General Obligation	—	9,218	—	9,218
Other Revenue	—	8,095	—	8,095
Resource Recovery	—	3,028	—	3,028
Transportation	—	4,197	—	4,197

Total Virginia	—	28,989	—	28,989

Washington
General Obligation	—	15,837	—	15,837
Housing	—	2,244	—	2,244
Other Revenue	—	1,079	—	1,079
Prerefunded	—	1,141	—	1,141
Private Placement	—	—	1,616	1,616
Utility	—	2,766	—	2,766

Total Washington	—	23,067	1,616	24,683

Wisconsin
General Obligation	—	11,314	—	11,314
Housing	—	143	—	143
Private Placement	—	—	5,017	5,017

Total Wisconsin	—	11,457	5,017	16,474

Total	—	1,041,612	9,254	1,050,866

Investment Company	4,995	—	—	4,995
Short-Term Investment
Investment Company	21,033	—	—	21,033

Total Investments in Securities	$26,028	$1,041,612	$9,254	$1,076,894

Ohio Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$898	$255,952	$—	$256,850

Short-Intermediate Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$9,211	$1,168,286	$—	$1,177,497

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$14,132	$486,903	$—	$501,035

Depreciation in Other Financial Instruments
Futures Contracts	$(42)	$—	$—	$(42)

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 28, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Michigan Municipal Bond Fund	Balance as of 02/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
Michigan — Private Placement	$4,164	$—	$(89)	$(24)	$—	$—	$—	$—	$4,051

Total	$4,164	$—	$(89)	$(24)	$—	$—	$—	$—	$4,051

Municipal Income Fund	Balance as of 02/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
California — Private Placement	$3,151	$(2,521)	$2,234	$(25)	$—	$(2,839)	$—	$—	$—
Colorado — Private Placement	156	—	— (a)	—	—	(24)	—	—	132
Pennsylvania — Private Placement	2,497	—	24	(32)	—	—	—	—	2,489
Washington — Private Placement	1,592	—	24	— (a)	—	—	—	—	1,616
Wisconsin — Private Placement	8,137	—	(120)	—	—	(3,000)	—	—	5,017

Total	$15,533	$(2,521)	$2,162	$(57)	$—	$(5,863)	$—	$—	$9,254

[1]	Purchases include all purchases of securities, and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2011, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Michigan Municipal Bond Fund	$(89)
Municipal Income Fund	(48)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

The following is the value and percentage of net assets of illiquid securities as of February 28, 2011 (amounts in thousands):

	Value	Percentage
Michigan Municipal Bond Fund	$4,051	3.5%
Municipal Income Fund	9,254	0.8

C. Futures Contracts — Tax Free Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio. The use of futures contracts exposes the Fund to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities during the year ended February 28, 2011 (amounts in thousands):

Futures Contracts:
Average Notional Balance Short	$18,167
Ending Notional Balance Short	17,089

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of February 28, 2011, Municipal Income Fund had when-issued securities on its SOI.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Arizona Municipal Bond Fund	$—	$— (a)	$—	(a)
Ohio Municipal Bond Fund	—	(7)	7
Short-Intermediate Municipal Bond Fund	(6,488)	(1)	6,489

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to tax return true up item (Arizona Municipal Bond Fund), distribution reclassifications (Ohio Municipal Bond Fund) and expiration of capital loss carryforwards (Short-Intermediate Municipal Bond Fund).

H. Floating-Rate Note Obligations Related to Securities Held — Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse.

At February 28, 2011, Municipal Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or “the Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short-Intermediate Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$11	$8
Michigan Municipal Bond Fund	11	9
Municipal Income Fund	24	20
Ohio Municipal Bond Fund	36	20
Short-Intermediate Municipal Bond Fund	11	7
Tax Free Bond Fund	103	42

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%
Michigan Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Municipal Income Fund	0.25	0.25	0.25	n/a	0.25
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25	0.10%	0.25
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	n/a	0.63%
Michigan Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Municipal Income Fund	0.87	1.52	1.52	n/a	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.30	1.30	0.25%	0.50
Tax Free Bond Fund	0.75	1.44	1.44	n/a	0.58

The contractual expense limitation agreements were in effect for the year ended February 28, 2011. The expense limitation percentages in the table above are in place until at least June 30, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

For the year ended February 28, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$157	$157
Michigan Municipal Bond Fund	—	162	162
Municipal Income Fund	—	638	638
Ohio Municipal Bond Fund	—	204	204
Short-Intermediate Municipal Bond Fund	1,678	218	1,896
Tax Free Bond Fund	3	864	867

	Voluntary Waivers
	Investment Advisory	Total
Short-Intermediate Municipal Bond Fund	$31	$31

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended February 28, 2011 was as follows (amounts in thousands):

Arizona Municipal Bond Fund	$3
Michigan Municipal Bond Fund	3
Municipal Income Fund	57
Ohio Municipal Bond Fund	24
Short-Intermediate Municipal Bond Fund	108
Tax Free Bond Fund	13

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2011, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$12,356	$44,181
Michigan Municipal Bond Fund	17,816	69,176
Municipal Income Fund	212,262	310,682
Ohio Municipal Bond Fund	21,667	53,610
Short-Intermediate Municipal Bond Fund	526,407	529,706
Tax Free Bond Fund	8,881	219,486

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

During the year ended February 28, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$118,770	$4,807	$512	$4,295
Michigan Municipal Bond Fund	113,595	3,668	701	2,967
Municipal Income Fund	1,067,660	20,209	10,975	9,234
Ohio Municipal Bond Fund	248,132	9,940	1,222	8,718
Short-Intermediate Municipal Bond Fund	1,171,101	13,034	6,638	6,396
Tax Free Bond Fund	477,135	27,427	3,527	23,900

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Municipal Income Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Arizona Municipal Bond Fund	$6	$4,373	$796	$5,175
Michigan Municipal Bond Fund	26	4,981	532	5,539
Municipal Income Fund	33	39,126	—	39,159
Ohio Municipal Bond Fund	142	9,072	57	9,271
Short-Intermediate Municipal Bond Fund	312	18,241	—	18,553
Tax Free Bond Fund	51	27,048	—	27,099

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Arizona Municipal Bond Fund	$137	$4,971	$5,108
Michigan Municipal Bond Fund	193	6,483	6,676
Municipal Income Fund	—	42,801	42,801
Ohio Municipal Bond Fund	290	8,750	9,040
Short-Intermediate Municipal Bond Fund	532	12,786	13,318
Tax Free Bond Fund	—	33,969	33,969

At February 28, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$125	$655	$4,295
Michigan Municipal Bond Fund	530	1,553	2,967
Municipal Income Fund	2,407	(16,669)	9,234
Ohio Municipal Bond Fund	222	—	8,718
Short-Intermediate Municipal Bond Fund	1,095	(35,320)	6,396
Tax Free Bond Fund	1,052	(3,137)	23,900

For the Funds, the cumulative timing differences primarily consist of distributions payable, wash sale loss deferrals (Municipal Income Fund), mark to market of futures contracts (Tax Free Bond Fund). and post-October loss deferrals (Ohio Municipal Bond Fund).

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

As of February 28, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012		2013		2014		2015		2016		2017		2018	Total
Municipal Income Fund	$1,843		$—		$1,582		$—		$6,158		$6,506		$580	$16,669
Short-Intermediate Municipal Bond Fund	11,092	*	4,569	*	11,664	*	2,707	*	3,672	*	969	*	647	35,320
Tax Free Bond Fund	—		—		—		—		—		—		3,137	3,137

*	Includes amounts from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

During the year ended February 28, 2011, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Arizona Municipal Bond Fund	$61
Municipal Income Fund	3,493
Ohio Municipal Bond Fund	13
Short-Intermediate Municipal Bond Fund	2,437
Tax Free Bond Fund	636

As of February 28, 2011, the following Fund had capital loss carryforwards expire (amounts in thousands):

Short-Intermediate Municipal Bond Fund	$6,489

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2011, the following Fund deferred to March 1, 2011 post-October capital losses of (amounts in thousands):

Ohio Municipal Bond Fund	$288

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act.)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2011, or at any time during the year then ended. Average borrowings from the Facility for the year ended February 28, 2011, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
JPMorgan Municipal Income Fund	$11,614	2	$—	(a)
JPMorgan Ohio Municipal Bond Fund	9,092	5	—	(a)
JPMorgan Tax Free Bond Fund	12,784	7	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for all Funds. Significant shareholder transactions, if any, may impact the Funds’ performance.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Michigan and Ohio Municipal Bond Funds primarily invest in issuers in the States of Arizona, Michigan and Ohio, respectively. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of February 28, 2011, companies that insured greater than 20% of the total investments of the respective funds were as follows:

National Public Finance Guarantee Corp.:
Arizona Municipal Bond Fund	23.2%
Michigan Municipal Bond Fund	27.9
Ohio Municipal Bond Fund	21.0
Assured Guaranty Municipal Corp.:
Michigan Municipal Bond Fund	24.3

The concentration percentages presented above do not include insured bonds that have been prerefunded as of February 28, 2011.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settment, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposals to merge JPMorgan Tax Aware Enhanced Income Fund (“Tax Aware Enhanced Income Fund”) and JPMorgan Tax Aware Short-Intermediate Income Fund (“Tax Aware Short-Intermediate Income Fund”) (collectively, the “Target Funds”) and each a Fund of JPM I, into JPMorgan Short-Intermediate Municipal Bond Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Tax Aware Short-Intermediate Income Fund was approved by Tax Aware Short-Intermediate Income Funds’ shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Tax Aware Enhanced Income Fund was approved by Tax Aware Enhanced Income Funds’ shareholders at a special meeting of shareholders held on June 22, 2009. The purpose of the transaction was to combine three portfolios with comparative investment objectives and strategies.

The reorganizations were effective after the close of business on June 26, 2009. The Acquiring Fund acquired all of the assets and liabilities of the Target Funds as shown in the table below. The merger transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

to the Agreements and Plans of Reorganization, Class A, Institutional Class and Select Class shareholders of Tax Aware Enhanced Income Fund and Institutional Class and Select Class shareholders of Tax Aware Short-Intermediate Income Fund received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganizations. The investment portfolio of the Target Funds, with a fair value of $264,619 and identified cost of $264,691 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Tax Aware Enhanced Income Fund
Class A	202	$1,989	$9.87	$93
Institutional Class	3,794	37,402	9.86
Select Class	1,934	19,086	9.87
Tax Aware Short-Intermediate Income Fund
Institutional Class	4,805	46,656	9.71	(165)
Select Class	16,690	162,004	9.71
Acquiring Fund
Short-Intermediate Municipal Bond Fund
Class A	12,498	129,129	10.33	3,815
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	3	30	10.37
Select Class	26,373	273,310	10.36
Post Reorganization
Short-Intermediate Municipal Bond Fund
Class A	12,690	131,117	10.33	3,743
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	8,108	84,088	10.37
Select Class	43,847	454,400	10.36

Expenses related to the reorganization were incurred by the Target Funds. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (hereafter referred to as the “Funds”) at February 28, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 29, 2011

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	103

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	148	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	148	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	148	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	148	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	148	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	148	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (148 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	105

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2010, and continued to hold your shares at the end of the reporting period, February 28, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$973.60	$4.31	0.88%
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	971.00	7.33	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class C
Actual	1,000.00	969.90	7.33	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Select Class
Actual	1,000.00	974.10	3.08	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	972.00	4.30	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	969.50	7.32	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class C
Actual	1,000.00	969.30	7.37	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Select Class
Actual	1,000.00	973.10	3.08	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	107

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio

Municipal Income Fund
Class A
Actual	1,000.00	977.70	4.27	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class B
Actual	1,000.00	973.80	6.95	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42
Class C
Actual	1,000.00	973.80	6.95	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42
Select Class
Actual	1,000.00	977.80	3.04	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	972.20	4.30	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	968.50	7.13	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Class C
Actual	1,000.00	968.50	7.13	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Select Class
Actual	1,000.00	972.30	3.08	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	987.80	3.65	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	985.40	6.10	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	985.40	6.10	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Institutional Class
Actual	1,000.00	989.40	1.18	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	988.20	2.42	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

Tax Free Bond Fund
Class A
Actual	1,000.00	968.10	3.66	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class B
Actual	1,000.00	964.70	7.01	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Tax Free Bond Fund (continued)
Class C
Actual	1,000.00	965.30	7.02	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Select Class
Actual	1,000.00	969.70	2.83	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2011	J.P. MORGAN MUNICIPAL BOND FUNDS	109

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2011 (amounts in thousands):

Long-Term Capital Gain Distribution
Arizona Municipal Bond Fund	$796
Michigan Municipal Bond Fund	532
Ohio Municipal Bond Fund	57

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2011:

Exempt Distributions Paid
Arizona Municipal Bond Fund	100.00%
Michigan Municipal Bond Fund	99.57
Municipal Income Fund	100.00
Ohio Municipal Bond Fund	98.46
Short-Intermediate Municipal Bond Fund	98.32
Tax Free Bond Fund	100.00

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. February 2011.	AN-MUNIBOND-211

Annual Report

J.P. Morgan Money Market Funds

February 28, 2011

JPMorgan California Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 21, 2011 (Unaudited)

Dear Shareholder:

For many investors, the old adage “What’s old is new again,” may be the best way to describe the current economic recovery. While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.

In the U.S., economic momentum and growth appear to be accelerating, helped by pent-up consumer demand, improved balance sheets, and an extension of the Bush-era tax cuts. Additionally, this recovery has seen a sharp rebound in corporate profits. Investors responded enthusiastically to these developments, sending stock markets on an impressive rally, and leading to double-digit gains in 2010.

“While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.”

On the other hand, heightened tensions in the Middle East and renewed concerns about European debt resulted in an increase in market volatility, while the devastating earthquake and tsunami in Japan and the uncertain aftermath is likely to have lingering macroeconomic and market implications.

While positive tailwinds may continue to fuel economic growth, we remain concerned about the scope and potential impact of political unrest and other crises on global markets and economies.

U.S. Treasuries experience broad gains

Investors have continued to focus their investments on fixed income securities, particularly mortgage, investment grade corporate and high yield areas of the market. However, the heightened publicity surrounding the fiscal woes of state and local governments, and the expiration of the Build America Bond Program led many investors away from municipal bonds, which contributed to an increase in market volatility.

The Barclays Capital High Yield Index returned 17.5%, while the Barclays Capital U.S. Aggregate Bond Index returned 4.9%, and the Barclays Capital Emerging Markets Index returned 11.3% for the 12-month period ended February 28, 2011. The Barclays Capital Municipal Index returned 1.7% for the same period.

A late year U.S. stock market rally did little to reverse broad gains experienced by U.S. Treasuries in 2010. Stock market volatility, rising oil prices, and concerns about unrest in the

Middle East generally led to higher prices and lower yields for U.S. Treasuries and other safe haven investments. As of the end of the 12-month period ended February 28, 2011, the yield on the 10-year U.S. Treasury bond declined from 3.6% to 3.4%. Yields on the 30-year U.S. Treasury bond dropped slightly, from 4.6% to 4.5%, while yields on the 2-year U.S. Treasury bond dipped from 0.8% to 0.7% as of the end of the annual reporting period.

Improved economic outlook fuels equity rally

Stocks were supported by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended February 28, 2011, the S&P 500 Index had reached a level of 1,327, an increase of 22.6% from 12 months prior.

Recently, however, risky assets have become more volatile as investors grew concerned about how the disaster in Japan, rising oil prices, and Middle East turmoil will impact the global recovery.

Rely on diversification to prepare for geopolitical risks

While the global economic recovery has demonstrated resiliency, the world is witnessing ongoing turmoil in the Middle East and uncertainty surrounding the fallout from the tragedy in Japan. Additionally, we continue to experience concerns about European sovereign debt.

This environment reminds us of the importance of preparing portfolios for shocks that could not only potentially derail the economic recovery, but also our investment goals. As “uncertainty” is often the only certainty, it makes sense for investors to prepare by maintaining a diversified approach to investing within the context of a balanced portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan California Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 2/28/2011	$1.4 Billion
Weighted Average Maturity^	16 days
Weighted Average Life^^	16 days

MATURITY SCHEDULE**^
1 day	10.8%
2–7 days	74.2
8–30 days	3.5
31–60 days	4.7
91–180 days	6.8

7-DAY SEC YIELD (1)
E*Trade Shares	0.05%
Morgan Shares	0.04
Service Shares	0.04

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.72)%, (0.27)% and (0.72)% for E*Trade Shares, Morgan Shares and Service shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2011.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan Michigan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2011	$178.1 Million
Weighted Average Maturity^.	22 days
Weighted Average Life^^	22 days

MATURITY SCHEDULE**^
1 day	18.3%
2–7 days	70.5
31–60 days	3.1
91–180 days	4.1
181+ days	4.0

7-DAY SEC YIELD (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.34)%, (0.19)% and (0.44)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2011.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan New York Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 2/28/2011	$1.6 Billion
Weighted Average Maturity^	26 days
Weighted Average Life^^	26 days

MATURITY SCHEDULE**^
1 day	5.3%
2–7 days	81.0
8–31 days	0.7
31–60 days	0.9
61–90 days	1.4
91–180 days	6.7
181+ days	4.0

7-DAY SEC YIELD (1)
E*Trade Shares	0.01%
Morgan Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.73)%, (0.28)%, (0.38)% and (0.73)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2011.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan Ohio Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 2/28/2011	$77.9 Million
Weighted Average Maturity^	18 days
Weighted Average Life^^	18 days

MATURITY SCHEDULE**^
1 day	20.8%
2–7 days	66.3
8–30 days	5.0
91–180 days	4.9
181+ days	3.0

7-DAY SEC YIELD (1)
Morgan Shares	0.08%
Premier Shares	0.08
Reserve Shares	0.08
Service Shares	0.08

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.40)%, (0.25)%, (0.50)% and (0.85)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2011.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 16.4% (n)
	California — 16.4%
6,170	California State Department of Water Resources, 0.330%, 04/05/11	6,170
	California Statewide Communities Development Authority,
10,000	0.330%, 04/07/11	10,000
10,000	0.350%, 07/08/11	10,000
20,000	0.370%, 07/05/11	20,000
3,375	Imperial Irregation District, 0.290%, 03/30/11	3,375
10,050	Orange County Water District, 0.270%, 03/07/11	10,050
12,500	Regents of the University of California, 0.260%, 03/03/11	12,500
15,200	San Diego County Regional Transportation Commission, 0.300%, 03/01/11	15,200
	San Diego County Water Authority,
8,295	0.270%, 03/04/11	8,295
15,000	0.280%, 04/07/11	15,000
22,500	0.310%, 04/04/11	22,500
	San Gabriel Valley Council of Governments,
9,850	0.300%, 03/15/11	9,850
2,000	0.320%, 04/08/11	2,000
15,000	0.380%, 03/17/11	15,000
	State of California,
20,100	0.290%, 03/04/11	20,100
9,550	0.300%, 03/03/11	9,550
4,375	0.300%, 03/04/11	4,375
15,000	0.320%, 03/03/11	15,000
16,000	0.320%, 03/04/11	16,000

	Total Commercial Paper (Cost $224,965)	224,965

Daily Demand Notes — 8.6%
	California — 8.6%
1,900	Abag Finance Authority for Nonprofit Corps., Oshman Family Jewish Community, Center Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.300%, 03/01/11	1,900
4,500	California Health Facilities Financing Authority, Adventist Health System, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/11	4,500
7,500	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/01/11	7,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
3,025	California Infrastructure & Economic Development Bank, Orange County Performing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/01/11	3,025
8,000	California Infrastructure & Economic Development Bank, Pacific Gas & Electric, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/11	8,000
12,200	California Statewide Communities Development Authority, John Muir Health, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/11	12,200
3,600	California Statewide Communities Development Authority, Rady Children’s Hospital, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/11	3,600
3,083	City of Irvine, Improvement Bond Act of 1915, District No. 00-18, Special Assessment, Series A, VRDO, LOC: State Street Bank & Trust Co., 0.240%, 03/01/11	3,083
8,600	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment, Series A, VRDO, LOC: U.S. Bank N.A., 0.240%, 03/01/11	8,600
17,200	City of Irvine, Improvement Bond Act of 1915, District No. 04-20, Limited Obligation Assessment, Series B, Rev., VRDO, LOC: KBC Bank N.V., 0.290%, 03/01/11	17,200
8,100	City of Irvine, Improvement Bond Act of 1915, District No. 04-20, Special Assessment, Series A, VRDO, LOC: KBC Bank N.V., 0.290%, 03/01/11	8,100
2,475	City of Irvine, Improvement Bond Act of 1915, District No. 07-22, Limited Obligation Assessment, Series A, Rev., VRDO, LOC: KBC Bank N.V., 0.290%, 03/01/11	2,475
9,100	Irvine Ranch Water District, Series A, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.260%, 03/01/11	9,100
	Orange County Sanitation District,
3,000	Series A, COP, VRDO, 0.260%, 03/01/11	3,000
10,400	Series B, COP, VRDO, 0.260%, 03/01/11	10,400
	State of California, Economic Recovery,
3,200	Series C-1, GO, VRDO, LOC: Bank of America N.A., 0.220%, 03/01/11	3,200
2,500	Series C-5, GO, VRDO, LOC: Bank of America N.A., 0.190%, 03/01/11	2,500

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Daily Demand Notes — Continued
	California — Continued
9,100	Tustin Unified School District, Community Facilities District No. 07-1, Special Tax, VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	9,100

	Total Daily Demand Notes (Cost $117,483)	117,483

Monthly Demand Note — 1.0%
	California — 1.0%
14,150	CRHMFA Homebuyers Fund, Single Family Mortgage, Draw Down, Rev., VRDO, 0.510%, 03/01/11 (i) (Cost $14,150)	14,150

Municipal Bonds — 4.6%
	California — 4.6%
11,500	Berkeley Unified School District, GO, TRAN, 1.500%, 06/01/11	11,532
15,000	City of Berkeley, GO, TRAN, 2.000%, 06/30/11	15,081
4,000	Desert Sands Unified School District, GO, TRAN, 2.000%, 06/30/11	4,020
7,500	Orange County, Series A, Rev., TRAN, 2.000%, 06/30/11	7,540
10,000	San Diego County School Districts, Series A, Rev., TRAN, 2.000%, 06/30/11	10,053
5,000	Santa Barbara County, GO, TRAN, 2.000%, 06/30/11	5,027
10,000	Ventura County, GO, TRAN, 2.000%, 07/01/11	10,054

	Total Municipal Bonds (Cost $63,307)	63,307

Semi-Annual Demand Notes — 2.7%
	California — 2.7%
19,715	California Statewide Communities Development Authority, MERLOTS, Series E, COP, VRDO, AGM, 0.400%, 03/23/11	19,715
	Wells Fargo Stage Trust,
7,585	Series 19Z, GO, VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.380%, 03/31/11 (e)	7,585
9,725	Series 2009-37C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 03/07/11 (e)	9,725

	Total Semi-Annual Demand Notes (Cost $37,025)	37,025

Weekly Demand Notes — 66.0%
	California — 65.9%
1,100	Abag Finance Authority for Nonprofit Corps. Housing, Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	1,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
6,000	Abag Finance Authority for Nonprofit Corps. Housing, California Hill Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 03/07/11	6,000
6,750	Abag Finance Authority for Nonprofit Corps., Branson School, Rev., VRDO, LOC: Northern Trust Co., 0.270%, 03/07/11	6,750
7,400	Abag Finance Authority for Nonprofit Corps., San Francisco Friends School, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	7,400
3,200	Abag Finance Authority for Nonprofit Corps., Zoological Society, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 03/07/11 (m)	3,200
1,752	Alameda County IDA, Autumn Press, Inc. Project, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.350%, 03/07/11	1,752
840	Alameda Public Financing Authority, Alameda Point Improvement Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.280%, 03/07/11	840
	Austin Trust,
3,180	Series 2008-1134, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.350%, 03/07/11	3,180
5,315	Series 2008-1154, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 03/07/11	5,315
6,665	Series 2008-3039X, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 03/07/11	6,665
8,680	Series 2008-3301, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.360%, 03/07/11	8,680
2,040	Series 2008-3312, GO, VRDO, AGM-CR, NATL-RE, LIQ: Bank of America N.A., 0.320%, 03/07/11	2,040
2,800	Series 2008-3501, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 03/07/11	2,800
	Barclays Capital Municipal Trust Receipts,
4,700	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.240%, 03/07/11 (e)	4,700
5,200	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.230%, 03/07/11 (e)	5,200
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.240%, 03/07/11 (e)	3,750
1,700	Bay Area Toll Authority, Toll Bridge, Series ROCS-RR-II-R-11901, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11 (e)	1,700
7,150	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.250%, 03/07/11	7,150

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
5,400	City of Big Bear Lake, Industrial Revenue, Southwest Gas Corp. Project, Series A, Rev., VRDO, LOC: KBC Bank N.V., 0.270%, 03/07/11	5,400
1,600	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.290%, 03/07/11	1,600
9,650	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.240%, 03/07/11	9,650
8,275	California Health Facilities Financing Authority, North California Presbyterian Homes, Rev., VRDO, LOC: Union Bank N.A., 0.280%, 03/07/11	8,275
4,620	California Housing Finance Agency, Multi-Family Housing, Mission Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 03/07/11	4,620
4,820	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.310%, 03/07/11	4,820
3,120	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of The West, 0.340%, 03/07/11	3,120
4,745	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.420%, 03/07/11	4,745
6,720	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.270%, 03/07/11	6,720
10,000	California Municipal Finance Authority, Westmont College, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.260%, 03/07/11	10,000
300	California Pollution Control Financing Authority, Resource Recovery, Wadham Energy, Series B, Rev., VRDO, LOC: BNP Paribas, 0.320%, 03/07/11	300
3,100	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.280%, 03/07/11	3,100
2,300	California Statewide Communities Development Authority, COP, VRDO, LOC: Union Bank of California N.A., 0.240%, 03/07/11	2,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
15,000	California Statewide Communities Development Authority, Gas Supply, Rev., VRDO, 0.250%, 03/07/11	15,000
565	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 03/07/11	565
1,155	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: Bank of The West, 0.300%, 03/07/11	1,155
6,000	California Statewide Communities Development Authority, Kaiser Permanente, Series D, Rev., VRDO, 0.240%, 03/07/11	6,000
11,100	California Statewide Communities Development Authority, Multi-Family Housing, Crossing Senior Phase, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	11,100
2,900	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.240%, 03/07/11	2,900
9,750	California Statewide Communities Development Authority, Multi-Family Housing, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/07/11	9,750
14,000	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Comerica Bank, 0.270%, 03/07/11	14,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.320%, 03/07/11	2,000
7,530	California Statewide Communities Development Authority, Prospect Sierra School, Rev., VRDO, LOC: Bank of America N.A., 0.420%, 03/07/11	7,530
8,685	City & County of San Francisco, Multi-Family Housing, Series 34G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, LOC: Goldman Sachs & Co., 0.260%, 03/07/11	8,685
11,395	City of Fremont, Capital Improvement Financing Project, COP, VRDO, LOC: Scotiabank, 0.240%, 03/07/11	11,395
5,445	City of Fremont, Family Residence Center Financing Project, COP, VRDO, LOC: KBC Bank N.V., 0.240%, 03/07/11	5,445

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
5,170	City of Fresno, Sewer Revenue, Series ROCS-RR-II-R-11741, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.300%, 03/07/11 (e)	5,170
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.250%, 03/07/11	2,105
3,180	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	3,180
4,000	City of Livermore, Capital Improvement Projects, COP, VRDO, LOC: U.S. Bank N.A., 0.240%, 03/07/11	4,000
6,400	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	6,400
9,155	City of Los Angeles, Multi-Family Housing, Series PT-3700, Rev., VRDO, 0.420%, 03/07/11	9,155
2,500	City of Los Angeles, Multi-Family Housing, Masselin Manor, Rev., VRDO, LOC: Bank of America N.A., 0.340%, 03/07/11	2,500
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.260%, 03/07/11	29,035
3,600	City of Manhattan Beach, COP, VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	3,600
6,385	City of Modesto, Water Revenue, Series A, COP, VRDO, AGC, 0.310%, 03/07/11	6,385
6,075	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.430%, 03/07/11	6,075
4,100	City of Modesto, Multi-Family Housing, Westdale Commons, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.430%, 03/07/11	4,100
4,500	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	4,500
5,000	City of Richmond, Wastewater Systems, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.250%, 03/07/11	5,000
8,200	City of Riverside, Water Revenue, Series A, Rev., VRDO, 0.250%, 03/07/11	8,200
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	800
2,150	City of Tracy, Multi-Family Housing, Sycamore, Series A, Rev., VRDO, LOC: FHLMC, 0.310%, 03/07/11	2,150

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
3,400	City of Walnut Creek, Multi- Family Housing, Creekside Drive, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.310%, 03/07/11	3,400
9,170	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 03/07/11	9,170
	Deutsche Bank Spears/Lifers Trust Various States,
3,330	Series DB-298, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	3,330
8,215	Series DB-304, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	8,215
3,890	Series DB-413, Rev., VRDO, AMBAC, 0.350%, 03/07/11	3,890
23,090	Series DB-422, GO, VRDO, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank AG, 0.300%, 03/07/11	23,090
7,620	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	7,620
6,700	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation, Series DB-294, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	6,700
8,025	Eclipse Funding Trust, Solar Eclipse, California, Series 2006-0065, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	8,025
8,130	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	8,130
10,520	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,520
10,575	Eclipse Funding Trust, Solar Eclipse, San Mateo, Tax Allocation, Series 2006-0052, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,575
7,085	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Tax Allocation, Series 2006-0031, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	7,085
10,000	Grand Terrace Community Redevelopment Agency, Multi-Family Housing, Mount Vernon Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	10,000
8,630	Hacienda La Puente Unified School District, Series PT-2877, GO, VRDO, FGIC, LIQ: Dexia Credit Local, 0.390%, 03/07/11	8,630

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/07/11	490
23,880	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California N.A., 0.240%, 03/07/11	23,880
8,315	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.270%, 03/07/11	8,315
3,400	Los Angeles County Community Development Commission, Willowbrook Project, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.350%, 03/07/11	3,400
5,165	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.420%, 03/07/11	5,165
21,200	Los Angeles Department of Water & Power, Power System, Subseries A-7, Rev., VRDO, 0.230%, 03/07/11	21,200
2,365	Madera Public Financing Authority, Golf Course Refinancing Project, Rev., VRDO, LOC: Union Bank N.A., 0.260%, 03/07/11	2,365
	Metropolitan Water District of Southern California,
19,500	Series A-1, Rev., VRDO, 0.250%, 03/07/11	19,500
9,525	Series ROCS-RR-II-R-11565, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 0.260%, 03/07/11	9,525
3,100	Northern California Transmission Agency, Series A, Rev., VRDO, AGM, 0.340%, 03/07/11	3,100
26,500	Nuveen Insured, VAR, 0.430%, 03/07/11	26,500
45,000	Nuveen Insured, VAR, 0.510%, 03/07/11	45,000
1,785	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	1,785
7,900	Orange County, WLCO LF Partners, Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	7,900
5,930	Pleasant Valley School District/Ventura County, Series PT-2783, GO, VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.390%, 03/07/11	5,930
	Puttable Floating Option Tax-Exempt Receipts,
14,815	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.420%, 03/07/11	14,815

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
4,995	Series MT-654, Rev., VRDO, LIQ: FHLMC, 0.350%, 03/07/11 (e)	4,995
3,340	Series PT-4665, Rev., VRDO, LIQ: Bank of America N.A., 0.320%, 03/07/11 (e)	3,340
11,480	Series PT-4672, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.320%, 03/07/11 (e)	11,480
4,000	Series PT-4694, Rev., VRDO, LIQ: Bank of America N.A., 0.320%, 03/07/11 (e)	4,000
13,290	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 03/07/11	13,290
5,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford Heights Apartments, Series H, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	5,000
10,200	Sacramento County Housing Authority, Multi-Family Housing, Hasting Park Apartments, Series G, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	10,200
6,315	Sacramento County, Single Family Mortgage, Series PT-2331, Rev., VRDO, 0.420%, 03/07/11	6,315
15,500	Sacramento Municipal Utility District, Series ROCS-RR-II-R-11513, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.310%, 03/07/11	15,500
2,200	San Bernardino County, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	2,200
800	San Bernardino County, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	800
1,900	San Diego County Regional Transportation Commission, Limited Tax, Series C, Rev., VRDO, 0.330%, 03/07/11	1,900
9,900	San Francisco Bay Area Transit District, EAGLE, Series 2007-0100, Class A, GO, VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11	9,900
7,100	San Francisco City & County Airports Commission, Series 36B, Rev., VRDO, LOC: Union Bank N.A., 0.210%, 03/07/11	7,100
3,155	San Francisco City & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.290%, 03/07/11	3,155
19,790	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.440%, 03/07/11	19,790

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	California — Continued
1,250	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 03/07/11	1,250
4,224	Santa Clara County Housing Authority, Multi-Family Housing, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.300%, 03/07/11 Southern California Public Power Authority,	4,224
8,000	Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	8,000
26,500	Rev., VRDO, LOC: KBC Bank N.V., 0.260%, 03/07/11	26,500
10,450	State of California, Series DCL-049, GO, VRDO, AGM, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.390%, 03/07/11	10,450
1,650	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, LOC: Societe Generale, 0.260%, 03/07/11	1,650
7,500	Stockton Public Financing Authority, Delta Water Supply Project, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.250%, 03/07/11	7,500
	University of California,
4,495	Series 1119, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11	4,495

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
10,615	Series 1274, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11	10,615
34,280	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Bank, 0.280%, 03/07/11	34,280
5,905	Woodland Finance Authority, Series ROCS-RR-II-R-11805, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11 (e)	5,905

		901,836

	Other Territories — 0.1%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	1,555

	Total Weekly Demand Notes (Cost $903,391)	903,391

	Total Investments — 99.3% (Cost $1,360,321)*	1,360,321
	Other Assets in Excess of Liabilities — 0.7%	9,802

	NET ASSETS — 100.0%	$1,370,123

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 3.1% (n)
	Michigan — 3.1%
5,500	Michigan State Housing Development Authority, 0.380%, 04/07/11 (Cost $5,500)	5,500

Daily Demand Notes — 18.1%
	Michigan — 18.1%
800	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/01/11	800
2,645	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.210%, 03/01/11	2,645
11,320	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.210%, 03/01/11	11,320
	Michigan State Housing Development Authority, Rental Housing,
8,425	Series A, Rev., VRDO, AMT, AGM, 0.320%, 03/01/11	8,425
1,050	University of Michigan, Series A, Rev., VRDO, 0.190%, 03/01/11	1,050
	University of Michigan, Hospital,
1,500	Series A, Rev., VRDO, 0.100%, 03/01/11	1,500
700	Series A-2, Rev., VRDO, 0.100%, 03/01/11	700
5,800	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.100%, 03/01/11	5,800

	Total Daily Demand Notes (Cost $32,240)	32,240

Municipal Bonds — 4.0%
	Michigan — 4.0%
1,150	Kent Hospital Finance Authority, Spectrum Health, Series B, Rev., 5.000%, 07/15/11	1,169
6,000	Michigan Finance Authority, Series D-1, Rev., 2.000%, 08/19/11	6,033

	Total Municipal Bonds (Cost $7,202)	7,202

Weekly Demand Notes — 73.9%
	Michigan — 73.9%
1,650	Austin Trust, Series 2007-1009, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.400%, 03/07/11 (m)	1,650
	City of Detroit,
2,590	Series PT-3756, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.400%, 03/07/11	2,590
3,395	City of Detroit, Water Supply Systems, Series ROCS-RR-II-R-11898, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.310%, 03/07/11 (e)	3,395

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.460%, 03/07/11	1,000
	Detroit City School District,
2,000	Series PT-3480, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.420%, 03/07/11	2,000
12,275	Series ROCS-RR-II-R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.270%, 03/07/11 (e)	12,275
385	Deutsche Bank Spears/Lifers Trust Various States, Series DB-302, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	385
7,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, AGM, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	7,000
2,465	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/07/11	2,465
1,300	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	1,300
7,500	Michigan State Hospital Finance Authority, Series ROCS-RR-II-R-11869, Rev., VRDO, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	7,500
7,100	Michigan State Hospital Finance Authority, Ascension Health, Series F-8, Rev., VRDO, 0.350%, 09/26/11 (i)	7,100
	Michigan State Housing Development Authority,
10,000	Series B, Rev., VRDO, AMT, LOC: FNMA, 0.300%, 03/07/11	10,000
3,055	Series C, Rev., VRDO, 0.270%, 03/07/11	3,055
1,500	Series D, Rev., VRDO, LOC: FNMA, 0.270%, 03/07/11	1,500
1,320	Series D, Rev., VRDO, AMT, 0.370%, 03/07/11	1,320
8,715	Series E, Rev., VRDO, AMT, 0.310%, 03/07/11	8,715
5,925	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 03/07/11	5,925
1,030	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	1,030
3,000	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Michigan — Continued
	Michigan State Housing Development Authority, Rental Housing,
6,925	Series C, Rev., VRDO, AMT, 0.310%, 03/07/11	6,925
435	Series D, Rev., VRDO, AMT, 0.320%, 03/07/11	435
3,850	Michigan State Housing Development Authority, Single Family Mortgage, Series C, Rev., VRDO, AMT, AGM, LIQ: Dexia Credit Local, 0.650%, 03/07/11	3,850
1,800	Michigan State University, Rev., VRDO, 0.220%, 03/07/11	1,800
885	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.470%, 03/07/11	885
1,600	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.490%, 03/07/11	1,600
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: PNC Bank N.A., 0.400%, 03/07/11	1,000
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	1,000
420	Michigan Strategic Fund, Duo-Form Acquisition Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.400%, 03/07/11	420
2,150	Michigan Strategic Fund, Enovateit LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.310%, 03/07/11	2,150
1,500	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.470%, 03/07/11	1,500
450	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.250%, 03/07/11	450
5,000	Michigan Strategic Fund, Kroger Co. Recovery Zone, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.270%, 03/07/11	5,000
1,070	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: National City Bank, 0.350%, 03/07/11	1,070

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
2,625	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/07/11	2,625
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.420%, 03/07/11	1,820
2,600	Michigan Strategic Fund, Sur-Flow Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/07/11	2,600
600	Michigan Strategic Fund, Transnav Technologies, Inc., Rev., VRDO, LOC: Lasalle Bank Midwest, 0.490%, 03/07/11	600
2,000	Michigan Strategic Fund, Waterfront, Series A, Rev., VRDO, LOC: Deutsche Bank AG, 0.250%, 03/07/11	2,000
1,740	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: National City Bank of Michigan, 0.350%, 03/07/11	1,740
1,240	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.480%, 03/07/11 (e)	1,240
	RBC Municipal Products, Inc. Trust, Floater Certificates,
1,720	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.300%, 03/07/11	1,720
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.300%, 03/07/11	5,950

	Total Weekly Demand Notes (Cost $131,585)	131,585

	Total Investments — 99.1% (Cost $176,527)*	176,527
	Other Assets in Excess of Liabilities — 0.9%	1,561

	NET ASSETS — 100.0%	$178,088

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 3.5% (n)
	New York — 3.5%
	Metropolitan Transportation Authority,
15,000	Series A, 0.300%, 06/08/11	15,000
20,000	Series C, 0.290%, 03/07/11	20,000
23,000	Series C, 0.300%, 05/03/11	23,000

	Total Commercial Paper (Cost $58,000)	58,000

Daily Demand Notes — 5.3%
	New York — 5.3%
10,300	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.180%, 03/01/11	10,300
	New York City,
1,100	Series I, Subseries I-8, GO, VRDO, LOC: Bank of America N.A., 0.170%, 03/01/11	1,100
1,200	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.200%, 03/01/11	1,200
800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.210%, 03/01/11	800
2,185	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.110%, 03/01/11	2,185
2,100	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.120%, 03/01/11	2,100
730	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.130%, 03/01/11	730
5,140	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 0.250%, 03/01/11	5,140
3,975	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.150%, 03/01/11	3,975
9,800	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.100%, 03/01/11	9,800
900	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.210%, 03/01/11	900
200	Subseries L-3, GO, VRDO, 0.220%, 03/01/11	200
2,705	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/11	2,705
5,700	Subseries L-6, GO, VRDO, 0.120%, 03/01/11	5,700
	New York City Municipal Water Finance Authority, 2nd Generation,
5,900	Series DD-1, Rev., VRDO, 0.120%, 03/01/11	5,900
2,500	Series DD-3B, Rev., VRDO, 0.140%, 03/01/11	2,500
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
2,200	Series AA-2, Rev., VRDO, 0.250%, 03/01/11	2,200
4,100	Series CC-1, Rev., VRDO, 0.190%, 03/01/11	4,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.210%, 03/01/11	900
6,300	Series C, Rev., VRDO, 0.160%, 03/01/11	6,300
410	Subseries C-4, Rev., VRDO, 0.250%, 03/01/11	410
7,775	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.110%, 03/01/11	7,775
1,900	Trust for Cultural Resources, American Museum of Natural History, Series A1, Rev., VRDO, 0.140%, 03/01/11	1,900
	New York City, Fiscal 2008,
3,300	Sub Series J-5, GO, VRDO, 0.160%, 03/01/11	3,300
1,380	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/11	1,380
2,300	New York Mortgage Agency, Homeowner Mortgage, Series 150, Rev., VRDO, AMT, 0.200%, 03/01/11	2,300
685	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 03/01/11	685

	Total Daily Demand Notes (Cost $86,485)	86,485

Municipal Bonds — 11.4%
	New York — 11.4%
10,200	Addison Central School District, GO, BAN, 1.500%, 01/19/12 (m)	10,263
5,300	Arkport Central School District, GO, BAN, 1.500%, 06/17/11	5,313
8,000	Binghamton City School District, GO, TAN, 1.500%, 06/30/11	8,021
9,345	Cheektowaga-Maryville Union Free School District, GO, BAN, 2.000%, 12/22/11	9,444
14,000	East Islip Union Free School District, GO, TAN, 1.500%, 06/30/11	14,030
2,640	Gouverneur Central School District, School Construction, GO, BAN, 1.750%, 06/24/11	2,647
	Greene Central School District,
5,000	GO, BAN, 1.500%, 06/30/11	5,005
10,000	GO, BAN, 1.750%, 06/30/11	10,013
13,500	Ilion Central School District, GO, BAN, 1.500%, 06/30/11	13,516
13,820	Jamestown City School District, GO, BAN, 1.750%, 04/13/11	13,831
11,281	Owego Apalachin Central School District, Series A, GO, BAN, 1.500%, 06/20/11	11,304

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
10,000	Schenectady City School District, GO, RAN, 2.000%, 01/27/12	10,067
14,995	Sullivan County, Series C, GO, BAN, 1.500%, 10/21/11	15,074
7,485	Town of Clarence, GO, BAN, 1.500%, 07/28/11	7,507
15,000	Town of Oyster Bay, Series C, GO, BAN, 1.500%, 11/18/11	15,115
11,385	Town of Poughkeepsie, GO, BAN, 1.250%, 03/18/11	11,388
5,500	Town of Webster, GO, BAN, 1.500%, 10/05/11	5,528
10,000	Union Endicott Central School District, GO, BAN, 1.500%, 06/30/11	10,021
7,000	Waverly Central School District, Series A, GO, BAN, 2.000%, 07/15/11	7,024

	Total Municipal Bonds (Cost $185,111)	185,111

Weekly Demand Notes — 79.7%
	New York — 79.7%
6,855	Albany Industrial Development Agency, Albany College of Pharmacy, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.230%, 03/07/11	6,855
	Austin Trust, Various States,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.320%, 03/07/11	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.390%, 03/07/11	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.350%, 03/07/11	8,955
4,750	Series 2008-3006X, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.350%, 03/07/11	4,750
2,475	Series 2008-3506, Rev., VRDO, AGM-CR, LIQ: Bank of America N.A., 0.320%, 03/07/11	2,475
7,300	Series 2009-1213, Rev., VRDO, LIQ: Bank of America N.A., 0.320%, 03/07/11 (e)	7,300
15,310	Dutchess County Industrial Development Agency, Marist College Civic Facilities, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 03/07/11	15,310
9,650	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Class N, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	9,650
225	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	225

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
2,425	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	2,425
	Eclipse Funding Trust, Solar Eclipse, New York,
8,115	Series 2006-0029, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	8,115
15,035	Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.240%, 03/07/11	15,035
1,745	Franklin County Industrial Development Agency, Trudeau Institute Inc. Project, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.450%, 03/07/11	1,745
	Metropolitan Transportation Authority,
9,945	Series A, Rev., VRDO, AGM, 0.330%, 03/07/11	9,945
11,385	Series ROCS-RR-II-R-12299, Rev., VRDO, BHAC-CR, MBIA, 0.260%, 03/07/11 (e)	11,385
1,595	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.240%, 03/07/11	1,595
22,700	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/07/11	22,700
	New York City,
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	2,000
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.250%, 03/07/11	3,800
2,000	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.210%, 03/07/11	2,000
8,700	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.230%, 03/07/11	8,700
10,800	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.220%, 03/07/11	10,800
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.210%, 03/07/11	6,800
6,150	Subseries A-6, GO, VRDO, LOC: Helaba, 0.230%, 03/07/11	6,150
6,900	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.240%, 03/07/11	6,900
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.250%, 03/07/11	3,550
4,100	Subseries C4, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ, 0.220%, 03/07/11	4,100
17,000	Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.270%, 03/07/11	17,000
18,700	Subseries F-4-B, GO, VRDO, LOC: Union Bank N.A., 0.250%, 03/07/11	18,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.220%, 03/07/11	11,530
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.190%, 03/07/11	17,915
1,225	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	1,225
1,950	New York City Health & Hospital Corp., Health System, Series C, Rev., VRDO, LOC: TD Bank N.A., 0.220%, 03/07/11	1,950
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.210%, 03/07/11	11,400
9,950	New York City Housing Development Corp., Series 2899, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.280%, 03/07/11	9,950
	New York City Housing Development Corp., Multi-Family Housing,
6,900	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	6,900
12,750	Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.280%, 03/07/11 (e)	12,750
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.240%, 03/07/11	3,400
13,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	13,000
15,000	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 03/07/11	15,000
17,700	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/07/11	17,700
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	2,970
5,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	5,000
7,000	New York City Housing Development Corp., Multi-Family Housing, Elliott Chelsea Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.250%, 03/07/11	7,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
6,100	New York City Housing Development Corp., Multi-Family Housing, Lexington Courts, Series A, Rev., VRDO, LIQ: FHLMC, 0.220%, 03/07/11	6,100
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	200
5,000	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.230%, 03/07/11	5,000
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	4,760
7,840	New York City Housing Development Corp., Multi-Family Housing, Peter Cintron Apartments, Series C, Rev., VRDO, LOC: FNMA, 0.260%, 03/07/11	7,840
2,200	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/07/11	2,200
1,635	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.270%, 03/07/11	1,635
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.280%, 03/07/11	300
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.240%, 03/07/11	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.250%, 03/07/11	4,470
8,900	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.270%, 03/07/11	8,900
24,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.250%, 03/07/11	24,600
4,100	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.280%, 03/07/11	4,100

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
10,000	New York City Municipal Water Finance Authority, 2nd Generation, Fiscal 2008, Series BB-4, Rev., VRDO, 0.220%, 03/07/11	10,000
8,470	New York City Transitional Finance Authority, Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.210%, 03/07/11	8,470
1,100	New York City Transitional Finance Authority, EAGLE, Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.270%, 03/07/11	1,100
	New York City Transitional Finance Authority, Future Tax Secured,
600	Series A-2, Rev., VRDO, 0.200%, 03/07/11	600
10,400	Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.220%, 03/07/11	10,400
	New York City Transitional Finance Authority, New York City Recovery,
8,135	Series 1, Subseries 1E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.230%, 03/07/11	8,135
8,500	Series 3, Subseries 3-C, Rev., VRDO, 0.330%, 03/07/11	8,500
10,350	Series 3, Subseries 3-G, Rev., VRDO, 0.200%, 03/07/11	10,350
4,505	New York City Trust for Cultural Resources, American Museum Natural, Series B1, Rev., VRDO, 0.200%, 03/07/11	4,505
	New York City, Fiscal 2008,
7,950	Subseries D-3, GO, VRDO, 0.220%, 03/07/11	7,950
12,850	Subseries J-9, GO, VRDO, 0.220%, 03/07/11	12,850
6,530	Subseries J-10, GO, VRDO, 0.230%, 03/07/11	6,530
14,150	Subseries J-11, GO, VRDO, 0.250%, 03/07/11	14,150
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11	5,000
7,914	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11	7,914
10,000	Series 3226, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11 (e)	10,000
31,170	Series 3232, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11 (e)	31,170
15,000	Series ROCS RR II R-11883, Rev., VRDO, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	15,000
	New York Local Government Assistance Corp.,
950	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 03/07/11	950

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
120	Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.280%, 03/07/11	120
3,350	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.310%, 03/07/11 (e)	3,350
	New York State Dormitory Authority,
9,240	Series ROCS-RR-II-R-11559, Rev., VRDO, BHAC-CR, AGC, LIQ: Citibank N.A., 0.270%, 03/07/11	9,240
6,175	Series ROCS-RR-II-R-11816, Rev., VRDO, LIQ: Citibank N.A., 0.280%, 03/07/11 (e)	6,175
8,000	Series ROCS-RR-II-R-11843, Rev., VRDO, BHAC-CR, LIQ: Citibank N.A., 0.260%, 03/07/11 (e)	8,000
	New York State Dormitory Authority, City University,
10,000	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	10,000
21,900	Series D, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/07/11	21,900
4,800	New York State Dormitory Authority, Columbia University, Rev., VRDO, 0.170%, 03/07/11	4,800
18,500	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.220%, 03/07/11	18,500
9,900	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/07/11	9,900
15,680	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11	15,680
	New York State Dormitory Authority, Mental Health Services,
11,590	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.230%, 03/07/11	11,590
11,690	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.230%, 03/07/11	11,690
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.250%, 03/07/11	5,805
13,500	New York State Dormitory Authority, New York Law School, Rev., VRDO, LOC: TD Bank N.A., 0.230%, 03/07/11	13,500
17,530	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.210%, 03/07/11	17,530

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
11,300	New York State Dormitory Authority, North Shore-Long Island Jewish Health System, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/07/11	11,300
2,500	New York State Dormitory Authority, Northern Westchester Association, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/07/11	2,500
17,190	New York State Dormitory Authority, Puttable Floating Option, Series 2908, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.390%, 03/07/11	17,190
	New York State Dormitory Authority, Rockefeller University,
5,400	Series A, Rev., VRDO, 0.210%, 03/07/11	5,400
7,000	Series A, Rev., VRDO, 0.220%, 03/07/11	7,000
3,345	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.230%, 03/07/11	3,345
12,000	New York State Dormitory Authority, St. Johns University, Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/11	12,000
18,090	New York State Dormitory Authority, Teresian House, Rev., VRDO, LOC: Manufacturers and Traders, 0.310%, 03/07/11	18,090
3,810	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.260%, 03/07/11	3,810
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	2,000
16,100	Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/11	16,100
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	700
	New York State Housing Finance Agency, 101 West End,
1,150	Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	1,150
8,600	Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	8,600
5,000	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	5,000
4,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	4,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, 0.230%, 03/07/11	2,000
1,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/07/11	1,400
	New York State Housing Finance Agency, 345 East 94th Street Housing,
13,100	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/07/11	13,100
9,400	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 03/07/11	9,400
5,600	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	5,600
	New York State Housing Finance Agency, 360 West 43rd Street,
11,050	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	11,050
400	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	2,700
36,900	New York State Housing Finance Agency, 8 East 102nd Street Housing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/11	36,900
12,000	New York State Housing Finance Agency, Avalon Bowery Place ll, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 03/07/11	12,000
3,450	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	3,450
4,085	New York State Housing Finance Agency, Clarkston Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.190%, 03/07/11	4,085
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	1,150
10,000	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.240%, 03/07/11	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	New York — Continued
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	6,800
3,900	New York State Housing Finance Agency, Multi-Family Housing, Secured Mortgage Program, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.230%, 03/07/11	3,900
6,890	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.240%, 03/07/11	6,890
6,230	New York State Housing Finance Agency, Ocean Park Apartments Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	6,230
4,900	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.270%, 03/07/11	4,900
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.260%, 03/07/11	3,820
	New York State Housing Finance Agency, Theater Row,
13,500	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/07/11	13,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.250%, 03/07/11	3,400
22,210	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/07/11	22,210
17,750	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	17,750
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/07/11	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	6,700
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	5,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
	New York State Housing Finance Agency, Worth Street,
5,700	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	5,700
5,455	New York State Urban Development Corp., State Facilities, Series A3B, Rev., VRDO, 0.280%, 03/07/11	5,455
20,000	Nuveen Insured, VAR, 0.430%, 03/07/11	20,000
20,000	Nuveen Insured, VAR, 0.510%, 03/07/11	20,000
17,700	Nuveen Quality Income Municipal Fund, Inc., 0.510%, 03/07/11	17,700
2,500	Oneida County Industrial Development Agency, Rev., VRDO, LOC: NBT Bank N.A., 0.260%, 03/07/11	2,500
1,040	Oneida County Industrial Development Agency, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.260%, 03/07/11	1,040
3,550	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.520%, 03/07/11	3,550
9,665	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770, Rev., VRDO, LIQ: Citibank N.A., 0.320%, 03/07/11 (e)	9,665
10,630	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.450%, 03/07/11 (e)	10,630
3,075	Rockland County Industrial Development Agency, Jawonio Inc. Project, Rev., VRDO, LOC: TD Banknorth N.A., 0.180%, 03/07/11	3,075
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	5,000
	Triborough Bridge & Tunnel Authority,
8,915	Series A, Rev., VRDO, 0.260%, 03/07/11	8,915
9,995	Series ROCS-II-R-194, Rev., VRDO, LIQ: Citibank N.A., 0.270%, 03/07/11	9,995
7,060	Subseries B-3, Rev., VRDO, 0.260%, 03/07/11	7,060
2,665	Subseries B-4, Rev., VRDO, 0.280%, 03/07/11	2,665
12,045	Subseries CD, Rev., VRDO, AGM, 0.270%, 03/07/11	12,045
9,590	Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.230%, 03/07/11	9,590

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
12,600	Trust for Cultural Resources, Solomon R Guggenheim, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	12,600
3,300	Trust for Cultural Resources, WNYC Radio, Inc., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 03/07/11	3,300
3,885	Westchester County Industrial Development Agency, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.250%, 03/07/11	3,885
5,400	Westchester County Industrial Development Agency, Northern Westchester Hospital, Rev., VRDO, LOC: Commerce Bank N.A., 0.200%, 03/07/11	5,400

	Total Weekly Demand Notes (Cost $1,297,654)	1,297,654

	Total Investments — 99.9% (Cost $1,627,250)*	1,627,250
	Other Assets in Excess of Liabilities — 0.1%	1,361

	NET ASSETS — 100.0%	$1,628,611

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 20.8%
	Ohio — 20.8%
	Allen County, Catholic Healthcare,
2,500	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/11	2,500
2,760	Series C, Rev., VRDO, LOC: Bank of Nova Scotia, 0.200%, 03/01/11	2,760
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
2,760	Series A, Rev., VRDO, 0.220%, 03/01/11	2,760
3,000	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/01/11	3,000
3,300	Ohio State Water Development Authority, Pollution Control Facility, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.210%, 03/01/11	3,300
1,870	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	1,870

	Total Daily Demand Notes (Cost $16,190)	16,190

Municipal Bonds — 12.9%
	Ohio — 12.9%
1,000	City of Akron, Various Purpose, Series B, GO, BAN, 1.125%, 12/08/11 (m)	1,004
300	City of Columbus, Series B, GO, 5.000%, 06/15/11	304
1,000	City of Marysville, Wastewater Treatment Centre, GO, 1.250%, 06/01/11	1,001
1,500	Ohio State Water Development Authority, Fresh Water, Series B, Rev., 5.000%, 06/01/11	1,518
1,300	Ohio State Building Authority, Adult Correctional Facilities, Series A, Rev., AGM, 5.500%, 10/01/11	1,339
3,875	State of Ohio, Common Schools, Series A, GO, 5.000%, 03/15/11 (p)	3,882
1,000	State of Ohio, Higher Education Capital Facilities, Series II-A, Rev., AMBAC, 5.000%, 08/01/11	1,019

	Total Municipal Bonds (Cost $10,067)	10,067

Weekly Demand Notes — 66.2%
	Ohio — 66.2%
2,785	Austin Trust, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.360%, 03/07/11	2,785
500	City of Grove City, Multi-Family Housing, Regency Arms Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 03/07/11	500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — Continued
1,980	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.350%, 03/07/11	1,980
600	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.260%, 03/07/11	600
1,090	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.260%, 03/07/11	1,090
1,080	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.260%, 03/07/11	1,080
1,300	Cuyahoga County, Airport Facilities, Corporate Wings Project, Rev., VRDO, LOC: Privatebank and Trust, 0.490%, 03/07/11	1,300
	Deutsche Bank Spears/Lifers Trust Various States,
1,770	Series 289, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	1,770
120	Series 570, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	120
3,040	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	3,040
700	Franklin County, Holy Cross Health System, Rev., VRDO, 0.250%, 03/07/11	700
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 03/07/11	5,550
2,075	Hamilton County, Boys/Girls Club, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.280%, 03/07/11	2,075
400	Kent State University, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/07/11	400
2,400	Lucas County Hospital, Promedica Healthcare, Series A, Rev., VRDO, LOC: UBS AG, 0.230%, 03/07/11	2,400
2,295	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.280%, 03/07/11	2,295
	Montgomery County, Kettering Health,
1,100	Series A, Rev., VRDO, AGM, 0.370%, 03/07/11	1,100
540	Series B, Rev., VRDO, AGM, 0.370%, 03/07/11	540
2,815	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: FHLB, 0.280%, 03/07/11	2,815

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Ohio — Continued
455	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.470%, 03/07/11	455
500	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Wells Fargo Bank N.A., 0.330%, 03/07/11	500
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
2,200	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.260%, 03/07/11	2,200
300	Series B, Rev., VRDO, AMT, 0.260%, 03/07/11	300
1,000	Series B, Rev., VRDO, AMT, GNMA COLL, 0.260%, 03/07/11	1,000
2,875	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.270%, 03/07/11	2,875
350	Series C, Rev., VRDO, AMT, GNMA COLL, 0.250%, 03/07/11	350
100	Series E, Rev., VRDO, AMT, 0.270%, 03/07/11	100
350	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.250%, 03/07/11	350
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.280%, 03/07/11	1,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — Continued
1,950	The Ohio State University, Rev., VRDO, AGM, 0.470%, 03/07/11	1,950
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, AGC, LOC: Royal Bank of Scotland, 0.320%, 03/07/11	4,000
1,870	Wells Fargo Stage Trust, Various States, Series 56-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.260%, 03/07/11 (e)	1,870
2,473	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: National City Bank, 0.350%, 03/07/11	2,473

	Total Weekly Demand Notes (Cost $51,563)	51,563

	Total Investments — 99.9% (Cost $77,820)*	77,820
	Other Assets in Excess of Liabilities — 0.1%	112

	NET ASSETS — 100.0%	$77,932

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.†
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDC	— Economic Development Corp.
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
OASBO	— Ohio Association of School Business Officials
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note

† Filed for bankruptcy on 11/8/2010.

RE	— Reinsured
Rev.	— Revenue
ROCS	— Reset Option Certificates
TAN	— Tax Anticipation Note
TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2011.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2011.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next demand date or final maturity date.
*	— The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,360,321	$176,527		$1,627,250	$77,820
Cash	23	35		43	—
Receivables:
Investment securities sold	9,000	1,447		—	—
Interest	1,184	175		1,894	184

Total Assets	1,370,528	178,184		1,629,187	78,004

LIABILITIES:
Payables:
Dividends	6	—	(a)	4	1
Accrued liabilities:
Investment advisory fees	83	11		103	3
Administration fees	72	9		90	4
Shareholder servicing fees	145	16		216	—	(a)
Custodian and accounting fees	27	11		36	14
Trustees’ and Chief Compliance Officer’s fees	1	1		36	—	(a)
Transfer agent fees	10	4		22	5
Audit fees	36	38		37	38
Printing & Postage fees	24	4		30	1
Other	1	2		2	6

Total Liabilities	405	96		576	72

Net Assets	$1,370,123	$178,088		$1,628,611	$77,932

NET ASSETS:
Paid in capital	$1,370,146	$178,092		$1,628,694	$77,937
Accumulated undistributed (distributions in excess of) net investment income	(24)	(4)		(83)	(4)
Accumulated net realized gains (losses)	1	—		—	(1)

Total Net Assets	$1,370,123	$178,088		$1,628,611	$77,932

Net Assets:
E*Trade	$847,499	$—		$310,036	$—
Morgan	399,696	9,341		830,150	22,172
Premier	—	29,209		—	5,039
Reserve	—	139,538		395,301	30,018
Service	122,928	—		93,124	20,703

Total	$1,370,123	$178,088		$1,628,611	$77,932

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
E*Trade	847,320	—		310,105	—
Morgan	399,750	9,328		829,837	22,161
Premier	—	29,179		—	5,038
Reserve	—	139,600		395,524	30,008
Service	122,973	—		93,205	20,696
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00		$1.00	$1.00

Cost of investments in non-affiliates	$1,360,321	$176,527		$1,627,250	$77,820

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2011

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,815		$688		$5,477		$242
Other income	3		6		81		3

Total investment income	3,818		694		5,558		245

EXPENSES:
Investment advisory fees	998		159		1,273		54
Administration fees	840		134		1,071		45
Distribution fees:
E*Trade	4,389		—		1,806		—
Morgan	382		11		806		23
Reserve	—		390		963		59
Service	801		—		596		101
Shareholder servicing fees:
E*Trade	2,194		—		903		—
Morgan	1,338		37		2,820		81
Premier	—		98		—		11
Reserve	—		468		1,155		71
Service	400		—		298		51
Custodian and accounting fees	62		29		67		31
Interest expense to affiliates	—	(a)	—		—	(a)	—	(a)
Professional fees	64		58		66		55
Trustees’ and Chief Compliance Officer’s fees	15		2		59		1
Printing and mailing costs	63		16		49		6
Registration and filing fees	38		20		43		21
Transfer agent fees	34		8		102		10
Other	14		7		16		10

Total expenses	11,632		1,437		12,093		630

Less amounts waived	(7,890)		(749)		(6,646)		(388)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)

Net expenses	3,742		688		5,447		242

Net investment income (loss)	76		6		111		3

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	114		—		71		—

Change in net assets resulting from operations	$190		$6		$182		$3

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$76	$181	$6	$73
Net realized gain (loss)	114	257	—	24

Change in net assets resulting from operations	190	438	6	97

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(375)	(69)	—	—
From net realized gains	(152)	—	—	—
Morgan
From net investment income	(156)	(112)	(4)	(10)
From net realized gains	(77)	—	(1)	—
Premier
From net investment income	—	—	(12)	(59)
From net realized gains	—	—	(5)	—
Reserve
From net investment income	—	—	(53)	(4)
From net realized gains	—	—	(24)	—
Service
From net investment income	(55)	—	—	—
From net realized gains	(27)	—	—	—

Total distributions to shareholders	(842)	(181)	(99)	(73)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	75,320	270,527	(95,346)	165,938

NET ASSETS:
Change in net assets	74,668	270,784	(95,439)	165,962
Beginning of period	1,295,455	1,024,671	273,527	107,565

End of period	$1,370,123	$1,295,455	$178,088	$273,527

Accumulated undistributed (distributions in excess of) net investment income	$(24)	$486	$(4)	$85

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$111	$782	$3	$44
Net realized gain (loss)	71	47	—	1

Change in net assets resulting from operations	182	829	3	45

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(309)	(28)	—	—
From net realized gains	(15)	—	—	—
Morgan
From net investment income	(761)	(652)	(16)	(28)
From net realized gains	(41)	—	(1)	(28)
Premier
From net investment income	—	—	(3)	(2)
From net realized gains	—	—	— (a)	(5)
Reserve
From net investment income	(363)	(102)	(18)	(14)
From net realized gains	(20)	—	(1)	(32)
Service
From net investment income	(92)	—	(12)	—
From net realized gains	(5)	—	(1)	(21)

Total distributions to shareholders	(1,606)	(782)	(52)	(130)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	123,462	(535,926)	7,633	(33,154)

NET ASSETS:
Change in net assets	122,038	(535,879)	7,584	(33,239)
Beginning of period	1,506,573	2,042,452	70,348	103,587

End of period	$1,628,611	$1,506,573	$77,932	$70,348

Accumulated undistributed (distributions in excess of) net investment income	$(83)	$1,396	$(4)	$54

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$440,432	$429,721	$—	$—
Dividends and distributions reinvested	527	69	—	—
Cost of shares redeemed	(295,675)	(345,570)	—	—

Change in net assets from E*Trade capital transactions	$145,284	$84,220	$—	$—

Morgan
Proceeds from shares issued	$1,956,248	$2,343,733	$38,471	$37,515
Dividends and distributions reinvested	175	85	5	8
Cost of shares redeemed	(1,988,906)	(2,317,965)	(43,699)	(49,466)

Change in net assets from Morgan capital transactions	$(32,483)	$25,853	$(5,223)	$(11,943)

Premier
Proceeds from shares issued	$—	$—	$30,455	$38,298
Dividends and distributions reinvested	—	—	16	53
Cost of shares redeemed	—	—	(39,411)	(58,208)

Change in net assets from Premier capital transactions	$—	$—	$(8,940)	$(19,857)

Reserve
Proceeds from shares issued	$—	$—	$144,360	$356,735
Dividends and distributions reinvested	—	—	77	4
Cost of shares redeemed	—	—	(225,620)	(159,001)

Change in net assets from Reserve capital transactions	$—	$—	$(81,183)	$197,738

Service (a)
Proceeds from shares issued	$107,370	$689,597	$—	$—
Dividends and distributions reinvested	82	—	—	—
Cost of shares redeemed	(144,933)	(529,143)	—	—

Change in net assets from Service capital transactions	$(37,481)	$160,454	$—	$—

Total change in net assets from capital transactions	$75,320	$270,527	$(95,346)	$165,938

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
E*Trade
Issued	440,432	429,721	—	—
Reinvested	527	69	—	—
Redeemed	(295,675)	(345,570)	—	—

Change in E*Trade Shares	145,284	84,220	—	—

Morgan
Issued	1,956,248	2,343,733	38,470	37,515
Reinvested	175	85	5	8
Redeemed	(1,988,906)	(2,317,965)	(43,696)	(49,466)

Change in Morgan Shares	(32,483)	25,853	(5,221)	(11,943)

Premier
Issued	—	—	30,455	38,298
Reinvested	—	—	16	53
Redeemed	—	—	(39,404)	(58,208)

Change in Premier Shares	—	—	(8,933)	(19,857)

Reserve
Issued	—	—	144,352	356,735
Reinvested	—	—	77	4
Redeemed	—	—	(225,621)	(159,001)

Change in Reserve Shares	—	—	(81,192)	197,738

Service (a)
Issued	107,370	689,597	—	—
Reinvested	82	—	—	—
Redeemed	(144,933)	(529,143)	—	—

Change in Service Shares	(37,481)	160,454	—	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$160,884	$188,417	$—	$—
Dividends and distributions reinvested	324	28	—	—
Cost of shares redeemed	(144,264)	(146,970)	—	—

Change in net assets from E*Trade capital transactions	$16,944	$41,475	$—	$—

Morgan
Proceeds from shares issued	$1,673,466	$1,516,863	$46,158	$38,623
Dividends and distributions reinvested	644	540	17	50
Cost of shares redeemed	(1,587,286)	(2,056,532)	(47,505)	(59,363)

Change in net assets from Morgan capital transactions	$86,824	$(539,129)	$(1,330)	$(20,690)

Premier
Proceeds from shares issued	$—	$—	$6,096	$9,762
Dividends and distributions reinvested	—	—	— (b)	2
Cost of shares redeemed	—	—	(4,636)	(6,975)

Change in net assets from Premier capital transactions	$—	$—	$1,460	$2,789

Reserve
Proceeds from shares issued	$53,285,091	$68,261,279	$54,191	$68,164
Dividends and distributions reinvested	175	30	18	46
Cost of shares redeemed	(53,254,537)	(68,403,827)	(48,010)	(102,860)

Change in net assets from Reserve capital transactions	$30,729	$(142,518)	$6,199	$(34,650)

Service (a)
Proceeds from shares issued	$80,003	$882,841	$29,839	$101,500
Dividends and distributions reinvested	97	—	13	21
Cost of shares redeemed	(91,135)	(778,595)	(28,548)	(82,124)

Change in net assets from Service capital transactions	$(11,035)	$104,246	$1,304	$19,397

Total change in net assets from capital transactions	$123,462	$(535,926)	$7,633	$(33,154)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
E*Trade
Issued	160,874	188,398	—	—
Reinvested	324	28	—	—
Redeemed	(144,264)	(146,970)	—	—

Change in E*Trade Shares	16,934	41,456	—	—

Morgan
Issued	1,673,467	1,516,864	46,158	38,604
Reinvested	644	540	17	50
Redeemed	(1,587,262)	(2,056,486)	(47,501)	(59,353)

Change in Morgan Shares	86,849	(539,082)	(1,326)	(20,699)

Premier
Issued	—	—	6,083	9,759
Reinvested	—	—	— (b)	2
Redeemed	—	—	(4,637)	(6,974)

Change in Premier Shares	—	—	1,446	2,787

Reserve
Issued	53,285,079	68,261,255	54,191	68,149
Reinvested	175	30	18	46
Redeemed	(53,254,537)	(68,403,827)	(47,996)	(102,835)

Change in Reserve Shares	30,717	(142,542)	6,213	(34,640)

Service (a)
Issued	80,000	882,838	29,835	101,495
Reinvested	98	—	13	21
Redeemed	(91,135)	(778,596)	(28,548)	(82,120)

Change in Service Shares	(11,037)	104,242	1,300	19,396

(a)	Commencement of offering of class of shares effective July 1, 2009.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain
California Municipal Money Market Fund
E*Trade
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)	—
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Morgan
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Service
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)
July 1, 2009 (f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$— (d)	$1.00	0.07%	$847,499	0.30%		0.01%		1.07%
— (d)	1.00	0.01	702,599	0.43	(e)	0.01		1.09
(0.01)	1.00	0.89	618,240	0.96	(e)	0.92		1.09
(0.02)	1.00	2.50	812,635	1.00		2.49		1.09
(0.03)	1.00	2.53	948,839	1.00		2.53		1.09

— (d)	1.00	0.06	399,696	0.31		0.00	(g)	0.62
— (d)	1.00	0.03	432,378	0.42	(e)	0.02		0.64
(0.01)	1.00	1.28	406,431	0.57	(e)	1.16		0.65
(0.03)	1.00	2.96	183,015	0.55		2.83		0.64
(0.03)	1.00	2.99	91,046	0.55		2.96		0.65

— (d)	1.00	0.06	122,928	0.31		0.00	(g)	1.07
—	1.00	0.00	160,478	0.26		0.00	(g)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain
Michigan Municipal Money Market Fund
Morgan
Year Ended February 28, 2011	$1.00	$—	(b)	$—		$—	(b)	$— (b)	$—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—

Premier
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	— (b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—

Reserve (g)
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	— (b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.03%.
(e)	Includes insurance expense of 0.01%.
(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(g)	Effective February 19, 2005, Class A was renamed Reserve.
(h)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

		Ratios/Supplemental data
					Ratios to average net asset
Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$— (b)	$1.00	0.05%		$9,341	0.35%		0.00	%(c)	0.67%
— (b)	1.00	0.04		14,569	0.51	(d)	0.05		0.73
(0.01)	1.00	1.44		26,507	0.60	(e)	1.48		0.71
(0.03)	1.00	3.00	(f)	37,673	0.59		3.00		0.71
(0.03)	1.00	3.02		60,944	0.59		3.00		0.67

— (b)	1.00	0.05		29,209	0.35		0.00	(c)	0.52
— (b)	1.00	0.10		38,165	0.42	(d)	0.11		0.57
(0.02)	1.00	1.58		58,008	0.47	(h)	1.61		0.56
(0.03)	1.00	3.14	(f)	71,758	0.45		3.17		0.55
(0.03)	1.00	3.17		177,698	0.45		3.13		0.52

— (b)	1.00	0.05		139,538	0.35		0.00	(c)	0.77
— (b)	1.00	0.02		220,793	0.32	(e)	0.00	(c)	0.76
(0.01)	1.00	1.33		23,050	0.72	(h)	1.26		0.81
(0.03)	1.00	2.88	(f)	22,874	0.70		2.84		0.81
(0.03)	1.00	2.91		28,903	0.70		2.89		0.78

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain
New York Municipal Money Market Fund
E*Trade
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Morgan
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Reserve
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Service
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Includes insurance expense of 0.03%.
(g)	Amount rounds to less than 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$— (d)	$1.00	0.11%	$310,036	0.34%		0.01%		1.07%
— (d)	1.00	0.01	293,356	0.57	(e)	0.01		1.09
(0.01)	1.00	0.86	251,873	0.98	(e)	0.89		1.08
(0.03)	1.00	2.50	320,928	1.00		2.52		1.08
(0.03)	1.00	2.55	429,685	1.00		2.56		1.10

— (d)	1.00	0.10	830,150	0.34		0.01		0.62
— (d)	1.00	0.05	744,054	0.55	(f)	0.06		0.65
(0.01)	1.00	1.23	1,283,154	0.61	(e)	1.21		0.64
(0.03)	1.00	2.93	1,214,148	0.59		2.89		0.63
(0.03)	1.00	2.97	1,204,017	0.59		2.93		0.65

— (d)	1.00	0.10	395,301	0.34		0.01		0.72
— (d)	1.00	0.02	364,918	0.58	(f)	0.02		0.74
(0.01)	1.00	1.12	507,425	0.72	(e)	1.10		0.74
(0.03)	1.00	2.81	410,594	0.70		2.79		0.73
(0.03)	1.00	2.86	194,629	0.70		2.82		0.75

— (d)	1.00	0.10	93,124	0.34		0.00	(g)	1.07
—	1.00	0.00	104,245	0.44		0.00	(g)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain
Ohio Municipal Money Market Fund
Morgan
Year Ended February 28, 2011	$1.00	$—	(d)	$—		$—	(d)	$— (d)	$—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Premier
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	— (d)	—	(d)
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	— (d)	—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Reserve
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	— (d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—

Service
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	— (d)	—	(d)
July 1, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.03%.
(f)	Includes insurance expense of 0.02%.
(g)	Calculated based upon average shares outstanding.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	Includes insurance expense of 0.01%.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

		Ratios/Supplemental data
					Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$— (d)	$1.00	0.08%		$22,172	0.36%		0.01%		0.79%
— (d)	1.00	0.19		23,532	0.55	(e)	0.09		0.77
(0.01)	1.00	1.39		44,250	0.61	(f)	1.35		0.71
(0.03)	1.00	2.98	(h)	25,619	0.59		2.94		0.74
(0.03)	1.00	2.99		33,418	0.59		2.95		0.70

— (d)	1.00	0.08		5,039	0.36		0.01		0.64
— (d)	1.00	0.27		3,589	0.40	(i)	0.08		0.62
(0.02)	1.00	1.53		805	0.47	(f)	1.30		0.56
(0.03)	1.00	3.12	(h)	626	0.45		3.28		0.57
(0.03)	1.00	3.14		32,989	0.45		3.09		0.55

— (d)	1.00	0.08		30,018	0.36		0.01		0.89
— (d)	1.00	0.14		23,851	0.61	(e)	0.03		0.87
(0.01)	1.00	1.28		58,532	0.72	(f)	1.27		0.81
(0.03)	1.00	2.86	(h)	54,774	0.70		2.82		0.85
(0.03)	1.00	2.88		69,853	0.70		2.84		0.80

— (d)	1.00	0.08		20,703	0.36		0.00	(k)	1.25
— (d)	1.00	0.11		19,376	0.34		0.00	(k)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2011, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund #
Total Investments in Securities	$—	$1,360,321	$—	$1,360,321

Michigan Municipal Money Market Fund #
Total Investments in Securities	$—	$176,527	$—	$176,527

New York Municipal Money Market Fund #
Total Investments in Securities	$—	$1,627,250	$—	$1,627,250

Ohio Municipal Money Market Fund #
Total Investments in Securities	$—	$77,820	$—	$77,820

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio of Investments (“SOI”). Please refer to the SOI for specifics of the major categories of portfolio holdings.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

For each of the Funds, there were no transfers between Levels 1 and 2 during the year ended February 28, 2011.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2011 (amounts in thousands):

	Value	Percentage
California Municipal Money Market Fund	$14,150	1.0%
Michigan Municipal Money Market Fund	7,100	4.0

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
California Municipal Money Market Fund	$115	$— (a)	$(115)
Michigan Municipal Money Market Fund	(4)	(26)	30
New York Municipal Money Market Fund	102	(65)	(37)
Ohio Municipal Money Market Fund	10	(12)	2

The reclassifications for the Funds relate primarily to distribution reclassifications (California Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund), prior year equalization (California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund) and taxable overdistribution (California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund).

(a)	Amount rounds to less than 1,000.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund, assuming all rights and responsibilities of JPMIA with respect to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund or the terms of the investment advisory agreement (other than the identity of the advisor).

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2011, the annual effective rate was 0.07% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

The contractual expense limitation agreements were in effect for the year ended February 28, 2011. The expense limitation percentages in the table above are in place until at least June 30, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 28, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
California Municipal Money Market Fund	$1	$659	$660
Michigan Municipal Money Market Fund	—	147	147
New York Municipal Money Market Fund	7	583	590
Ohio Municipal Money Market Fund	7	133	140

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$1,658	$5,572	$7,230
Michigan Municipal Money Market Fund	202	400	602
New York Municipal Money Market Fund	1,891	4,165	6,056
Ohio Municipal Money Market Fund	65	183	248

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the year ended February 28, 2011, the Funds did not invest in any money market funds.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$575	$—	$267	$842
Michigan Municipal Money Market Fund	30	—	69	99
New York Municipal Money Market Fund	798	3	805	1,606
Ohio Municipal Money Market Fund	7	—	45	52

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$89	$5	$87	$181
Michigan Municipal Money Market Fund	24	—	49	73
New York Municipal Money Market Fund	158	19	605	782
Ohio Municipal Money Market Fund	86	—	44	130

At February 28, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax-Exempt Income
California Municipal Money Market Fund	$—	$—	$—
Michigan Municipal Money Market Fund	—	—	—
New York Municipal Money Market Fund	—	—	—
Ohio Municipal Money Market Fund	—	(1)	—

For the Funds, the cumulative timing differences primarily consist of Trustee deferred compensation and distributions payable (California Municipal Money Market Fund and Ohio Municipal Money Market Fund).

As of February 28, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Ohio Municipal Money Market Fund	$1

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for California Municipal Money Market Fund and New York Municipal Money Market Fund.

In addition, California Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (“the SEC order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain One Group mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. The court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (hereafter referred to as the “Funds”) at February 28, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the periods then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 29, 2011

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	148	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	148	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	148	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	148	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	148	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	148	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (148 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at September 1, 2010, and continued to hold your shares at the end of the reporting period, February 28, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.40	$1.54	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Morgan
Actual	1,000.00	1,000.30	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Service
Actual	1,000.00	1,000.40	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.40	1.79	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36
Premier
Actual	1,000.00	1,000.40	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Reserve
Actual	1,000.00	1,000.40	1.79	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
New York Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.60	$1.64	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Morgan
Actual	1,000.00	1,000.60	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Reserve
Actual	1,000.00	1,000.60	1.64	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Service
Actual	1,000.00	1,000.60	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.60	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Premier
Actual	1,000.00	1,000.60	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Reserve
Actual	1,000.00	1,000.60	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Service
Actual	1,000.00	1,000.60	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	51

Tax Letter

(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2011:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	100.00
Ohio Municipal Money Market Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2011 (amounts in thousands):

Long-Term Capital Gain Distribution
New York Municipal Money Market Fund	$3

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. February 2011.	AN-MMKTST-211

Annual Report

J.P. Morgan Money Market Funds

February 28, 2011

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 21, 2011 (Unaudited)

Dear Shareholder:

For many investors, the old adage “What’s old is new again,” may be the best way to describe the current economic recovery. While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.

In the U.S., economic momentum and growth appear to be accelerating, helped by pent-up consumer demand, improved balance sheets, and an extension of the Bush-era tax cuts. Additionally, this recovery has seen a sharp rebound in corporate profits. Investors responded enthusiastically to these developments, sending stock markets on an impressive rally, and leading to double-digit gains in 2010.

“While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.”

On the other hand, heightened tensions in the Middle East and renewed concerns about European debt resulted in an increase in market volatility, while the devastating earthquake and tsunami in Japan and the uncertain aftermath is likely to have lingering macroeconomic and market implications.

While positive tailwinds may continue to fuel economic growth, we remain concerned about the scope and potential impact of political unrest and other crises on global markets and economies.

U.S. Treasuries experience broad gains

Investors have continued to focus their investments on fixed income securities, particularly mortgage, investment grade corporate and high yield areas of the market. However, the heightened publicity surrounding the fiscal woes of state and local governments, and the expiration of the Build America Bond Program led many investors away from municipal bonds, which contributed to an increase in market volatility.

The Barclays Capital High Yield Index returned 17.5%, while the Barclays Capital U.S. Aggregate Bond Index returned 4.9%, and the Barclays Capital Emerging Markets Index returned 11.3% for the 12-month period ended February 28, 2011. The Barclays Capital Municipal Index returned 1.7% for the same period.

A late year U.S. stock market rally did little to reverse broad gains experienced by U.S. Treasuries in 2010. Stock market volatility, rising oil prices, and concerns about unrest in the

Middle East generally led to higher prices and lower yields for U.S. Treasuries and other safe haven investments. As of the end of the 12-month period ended February 28, 2011, the yield on the 10-year U.S. Treasury bond declined from 3.6% to 3.4%. Yields on the 30-year U.S. Treasury bond dropped slightly, from 4.6% to 4.5%, while yields on the 2-year U.S. Treasury bond dipped from 0.8% to 0.7% as of the end of the annual reporting period.

Improved economic outlook fuels equity rally

Stocks were supported by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended February 28, 2011, the S&P 500 Index had reached a level of 1,327, an increase of 22.6% from 12 months prior.

Recently, however, risky assets have become more volatile as investors grew concerned about how the disaster in Japan, rising oil prices, and Middle East turmoil will impact the global recovery.

Rely on diversification to prepare for geopolitical risks

While the global economic recovery has demonstrated resiliency, the world is witnessing ongoing turmoil in the Middle East and uncertainty surrounding the fallout from the tragedy in Japan. Additionally, we continue to experience concerns about European sovereign debt.

This environment reminds us of the importance of preparing portfolios for shocks that could not only potentially derail the economic recovery, but also our investment goals. As “uncertainty” is often the only certainty, it makes sense for investors to prepare by maintaining a diversified approach to investing within the context of a balanced portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2011	$133.6 Billion
Weighted Average Maturity^	47 days
Weighted Average Life^^.	81 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	28.7%
2–7 days	10.7
8–30 days	16.2
31–60 days	11.2
61–90 days	16.4
91–180 days	13.5
181+ days	3.3

7-DAY SEC YIELD (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.06
Capital Shares	0.14
Cash Management Shares	0.01
Direct Shares	0.02
Eagle Class Shares	0.01
Institutional Class Shares	0.11
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.84)%, (0.84)%, 0.01%, 0.11%, (0.64)%, 0.01%, (0.39)%, 0.06%, (0.19)%, (0.20)%, (0.14)%, (0.40)% and (0.74)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2011	$9.7 Billion
Weighted Average Maturity^	47 days
Weighted Average Life^^.	75 days

MATURITY SCHEDULE*^
1 day	31.4%
2–7 days	11.1
8–30 days	13.7
31–60 days	14.0
61–90 days	11.8
91–180 days	14.3
181+ days	3.7

7-DAY SEC YIELD (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.07
Capital Shares	0.15
E*Trade	0.05
Institutional Class Shares	0.12
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.86)%, (0.86)%, (0.01)%, 0.09%, (0.76)%, 0.04%, (0.20)%, (0.31)%, (0.16)%, (0.43)% and (0.78)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2011	$65.5 Billion
Weighted Average Maturity^	49 days
Weighted Average Life^^.	84 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	18.2%
2–7 days	13.5
8–30 days	17.9
31–60 days	24.0
61–90 days	10.2
91–180 days	11.1
181+ days	5.1

7-DAY SEC YIELD (1)
Agency Shares	0.00%
Capital Shares	0.03
Direct Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.09)%, 0.01%, (0.09)%, (0.04)%, (0.29)%, (0.40)%, (0.24)%, (0.52)% and (0.84)% for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2011	$12.4 Billion
Weighted Average Maturity^	48 days
Weighted Average Life^^.	48 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	45.0%
2–7 days	12.2
8–30 days	12.5
31–60 days	6.1
61–90 days	0.5
91–180 days	11.8
181+ days	11.9

7-DAY SEC YIELD (1)
Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.99)%, (0.99)%, (0.14)%, (0.14)%, (0.09)%, (0.34)%, (0.44)%, (0.29)%, (0.54)% and (0.89)% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2011	$7.2 Billion
Weighted Average Maturity^	47 days
Weighted Average Life^^.	80 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	4.9%
2–7 days	19.6
8–30 days	31.2
31–60 days	19.7
61–90 days	6.5
91–180 days	13.6
181+ days	4.5

7-DAY SEC YIELD (1)
Agency Shares	0.00%
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.12)%, (0.07)%, (0.42)%, (0.27)% and (0.52)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2011	$16.8 Billion
Weighted Average Maturity^	45 days
Weighted Average Life^^.	45 days
S&P rating* (a)	AAAm-G
Moody’s rating* (b)	Aaa

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE**^
1 day	0.0%
2–7 days	16.5
8–30 days	42.2
31–60 days	15.2
61–90 days	16.5
91–180 days	3.6
181+ days	6.0

7-DAY SEC YIELD (1)
Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.15)%, (0.05)%, (0.10)%, (0.45)%, (0.30)%, (0.55)% and (0.90)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2011	$22.4 Billion
Weighted Average Maturity^	28 days
Weighted Average Life^^.	28 days
S&P rating** (a)	AAAm
Moody’s rating** (b)	Aaa

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share.

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund.

MATURITY SCHEDULE***^
1 day	12.6%
2–7 days	72.5
8–30 days	0.7
31–60 days	1.7
61–90 days	0.2
91–180 days	4.7
181+ days	7.6

7-DAY SEC YIELD (1)
Agency Shares	0.04%
Direct Shares	0.00
Eagle Class Shares	0.01
Institutional Class Shares	0.09
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
***	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.01)%, (0.01)%, (0.41)%, 0.04%, (0.31)%, (0.16)% and (0.41)% for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2011	$3.5 Billion
Weighted Average Maturity^	37 days
Weighted Average Life^^.	37 days

MATURITY SCHEDULE**^
1 day	13.2%
2–7 days	65.3
8–30 days	3.2
31–60 days	2.4
61–90 days	1.4
91–180 days	5.2
181+ days	9.3

7-DAY SEC YIELD (1)
Agency Shares	0.13%
E*Trade	0.03
Institutional Class Shares	0.18
Morgan Shares	0.02
Premier Shares	0.02
Reserve Shares	0.02
Service Shares	0.02

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2011.
(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.06%, (0.69)%, 0.11%, (0.24)%, (0.09)%, (0.34)% and (0.69)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 48.3%
	ABN Amro Bank N.V.,
500,000	0.305%, 03/31/11	500,002
300,000	0.305%, 03/09/11	300,000
	Australia & New Zealand Banking Group Ltd.,
138,000	0.310%, 03/17/11	138,000
125,000	0.310%, 05/19/11	124,992
285,000	0.320%, 03/14/11	285,000
250,000	0.340%, 05/11/11	250,000
9,000	0.340%, 05/19/11	9,000
250,000	0.340%, 05/26/11	250,000
294,575	Bank of Montreal, 0.190%, 03/04/11	294,575
	Bank of Nova Scotia,
224,000	0.260%, 03/18/11	224,000
460,000	0.260%, 04/18/11	460,000
200,000	0.260%, 03/01/11	200,000
894,000	0.270%, 05/25/11	894,000
269,000	0.270%, 04/10/11	269,000
518,000	0.280%, 05/18/11	518,000
1,132,400	0.350%, 07/06/11	1,132,400
488,150	0.430%, 09/06/11	488,150
173,000	0.430%, 09/07/11	173,000
150,000	0.430%, 09/09/11	150,000
300,000	0.430%, 09/12/11	300,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
109,600	0.380%, 03/14/11	109,600
348,000	0.380%, 05/02/11	348,000
569,000	0.400%, 08/03/11	569,000
242,000	0.420%, 08/18/11	242,011
300,000	Banque Federative du Credit Mutuel, 0.350%, 03/11/11	300,000
	Barclays Bank plc,
675,000	0.360%, 03/02/11	675,000
690,000	0.363%, 03/18/11	690,000
850,000	0.400%, 03/07/11	850,000
530,000	0.400%, 03/10/11	530,000
	BNP Paribas,
240,000	0.352%, 03/30/11	240,000
500,000	0.352%, 03/22/11	500,000
1,064,000	0.362%, 03/20/11	1,064,000
360,000	0.373%, 03/22/11	360,000
471,000	0.380%, 05/02/11	471,000
465,000	0.400%, 04/01/11	465,000
966,730	0.400%, 05/03/11	966,730
437,000	0.560%, 08/09/11	437,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	BPCE,
44,000	0.380%, 04/06/11	44,000
164,000	0.390%, 04/12/11	164,002
383,000	0.410%, 05/10/11	383,007
	Caisse des Depots et Consignation,
1,193,000	0.410%, 08/01/11	1,193,043
320,000	0.420%, 08/09/11	320,000
87,000	0.570%, 09/13/11	87,000
400,000	0.580%, 09/02/11	400,020
	Clydesdale Bank plc,
90,000	0.340%, 05/27/11	90,002
140,000	0.360%, 05/16/11	140,003
273,000	0.410%, 04/15/11	273,004
	Commonwealth Bank of Australia, Ltd.
273,500	0.315%, 05/10/11	273,503
240,000	0.340%, 03/15/11	240,000
	Credit Agricole S.A.,
632,450	0.340%, 03/15/11	632,450
512,000	0.350%, 05/23/11	512,000
1,509,000	0.360%, 05/09/11	1,509,000
339,375	0.380%, 05/02/11	339,375
	Credit Industriel Et Commercial,
1,110,000	0.295%, 04/11/11	1,110,006
590,000	0.340%, 03/07/11	590,001
166,000	0.350%, 03/10/11	166,000
	Credit Suisse First Boston,
631,000	0.260%, 03/01/11	631,000
428,000	0.260%, 03/01/11	428,000
622,000	0.350%, 07/05/11	622,000
582,000	0.260%, 03/01/11	582,000
	Danske Bank A/S,
420,000	0.280%, 03/11/11	420,000
496,000	0.285%, 03/08/11	496,000
	Deutsche Bank AG,
550,000	0.270%, 03/01/11	550,000
159,000	0.340%, 04/04/11	159,000
817,000	0.340%, 05/16/11	817,000
696,000	0.350%, 05/26/11	696,000
	DnB NOR Bank ASA,
200,000	0.285%, 04/12/11	200,000
425,000	0.290%, 04/12/11	425,000
537,000	0.295%, 04/12/11	537,003
	DZ Bank AG,
522,000	0.280%, 03/25/11	522,000
253,000	0.300%, 03/07/11	253,000
266,000	0.310%, 03/04/11	266,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
1,000,000	Erste Bank Der Oesterreichischen Sparkas, 0.250%, 03/04/11	1,000,000
	HSBC Bank plc,
300,000	0.310%, 03/10/11	300,000
543,000	0.340%, 06/01/11	543,000
285,000	0.345%, 05/19/11	285,003
487,000	0.350%, 08/26/11	487,000
300,000	0.465%, 09/16/11	300,000
215,000	0.510%, 08/23/11	215,000
750,000	0.530%, 08/22/11	750,000
600,000	0.570%, 08/19/11	600,014
73,000	0.580%, 08/16/11	73,000
580,000	0.590%, 08/16/11	580,014
	ING Bank N.V.,
535,000	0.310%, 04/08/11	535,000
2,004,000	0.320%, 05/06/11	2,004,000
538,000	Lloyds TSB Bank plc, 0.287%, 03/28/11	538,000
	Mitsubishi UFJ Trust & Banking Corp.,
100,000	0.340%, 04/07/11	100,000
100,000	0.350%, 03/03/11	100,000
150,000	0.385%, 05/05/11	149,896
137,000	0.390%, 08/30/11	137,000
100,000	0.390%, 05/06/11	100,000
300,000	0.398%, 08/15/11	300,000
155,000	0.400%, 05/31/11	155,000
160,000	0.470%, 04/29/11	160,003
	Mizuho Corporate Bank Ltd.,
382,000	0.280%, 03/10/11	382,000
427,000	0.290%, 03/08/11	427,000
910,000	0.300%, 05/05/11	910,000
939,000	0.310%, 05/03/11	939,000
	National Australia Bank Ltd.,
473,000	0.335%, 03/07/11	473,000
480,000	0.350%, 06/09/11	480,000
159,000	0.390%, 06/09/11	159,000
	Natixis,
802,000	0.350%, 03/01/11	802,000
123,000	0.410%, 05/24/11	123,000
250,000	0.440%, 05/06/11	250,000
112,000	Nederlandse Waterschapsbank N.V., 0.395%, 04/06/11	111,956
	Nordea Bank Finland plc,
400,000	0.330%, 03/02/11	400,000
700,000	0.335%, 03/03/11	700,000
100,000	0.340%, 05/24/11	100,000
247,000	0.370%, 07/13/11	247,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Norinchukin Bank-New York,
445,000	0.340%, 04/04/11	445,000
276,000	0.340%, 04/28/11	276,000
559,000	0.350%, 03/29/11	559,000
82,000	Rabobank Australia Ltd., 0.350%, 05/16/11	81,939
	Rabobank Nederland N.V.,
330,000	0.330%, 04/06/11	330,000
536,000	0.331%, 05/29/11	536,000
567,800	0.342%, 03/22/11	567,800
200,000	0.352%, 03/31/11	200,000
268,000	0.400%, 08/10/11	267,519
104,000	0.400%, 08/25/11	103,796
544,000	0.460%, 09/06/11	544,028
325,000	0.475%, 08/19/11	325,000
565,000	0.495%, 09/13/11	565,015
594,220	0.500%, 08/17/11	594,220
	Royal Bank of Canada,
273,000	0.350%, 03/01/11	273,000
410,000	0.350%, 03/01/11	410,000
	Royal Bank of Scotland plc,
813,000	0.260%, 03/11/11	813,000
	Shizuoka Bank,
23,500	0.300%, 04/04/11	23,500
31,900	0.340%, 05/03/11	31,900
	Societe Generale,
115,000	0.340%, 04/25/11	115,000
555,000	0.350%, 03/11/11	555,000
164,000	0.360%, 03/14/11	164,001
452,000	0.367%, 04/08/11	452,000
500,000	0.370%, 03/01/11	500,000
293,000	0.380%, 03/01/11	293,000
	Sumitomo Mitsui Banking Corp.,
378,000	0.305%, 05/03/11	377,997
564,000	0.315%, 05/12/11	564,000
363,000	0.345%, 08/24/11	362,994
80,000	0.350%, 08/25/11	80,000
242,000	VAR, 0.353%, 04/25/11	242,000
531,600	0.360%, 08/12/11	531,600
175,000	0.360%, 03/18/11	175,000
280,000	0.370%, 03/14/11	280,000
316,000	0.370%, 03/16/11	316,000
	Sumitomo Trust & Banking Co., Ltd.,
60,000	0.310%, 04/15/11	60,000
100,000	0.330%, 05/04/11	99,942
48,000	0.345%, 05/03/11	47,971
103,000	0.360%, 05/03/11	102,935

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
	Svenska Handelsbanken, Inc.,
327,000	0.285%, 04/04/11	327,000
500,000	0.325%, 03/08/11	500,001
595,000	0.350%, 07/13/11	595,000
200,000	0.355%, 09/01/11	200,005
489,500	0.360%, 06/08/11	489,500
995,000	Swedbank AB, 0.190%, 03/03/11	995,000
	Toronto Dominion Bank,
164,000	0.300%, 03/14/11	164,000
170,000	0.350%, 07/12/11	170,000
260,000	UBS AG, 0.300%, 05/13/11	260,000
	Westpac Banking Corp.,
269,000	0.250%, 03/01/11	269,000
500,000	0.250%, 03/01/11	500,000

	Total Certificates of Deposit (Cost $64,499,428 )	64,499,428

Commercial Paper — 17.9% (n)
	Alpine Securitization Corp.,
146,400	0.180%, 03/01/11 (e)	146,400
100,000	0.250%, 03/11/11 (e)	99,993
	Amsterdam Funding Corp.,
100,000	0.240%, 03/08/11 (e)	99,995
54,809	0.270%, 03/07/11 (e)	54,807
112,210	Antalis U.S. Funding Corp., 0.290%, 03/04/11 (e)	112,207
	Argento Variable Funding LLC,
70,000	0.270%, 03/07/11 (e)	69,997
92,000	0.270%, 03/02/11 (e)	91,999
326,000	0.270%, 03/04/11 (e)	325,988
	Atlantic Asset Securitization LLC,
306,017	0.180%, 03/01/11 (e)	306,017
50,000	0.250%, 03/02/11 (e)	50,000
	Atlantis One Funding Corp.,
563,000	0.331%, 05/04/11 (e)	562,670
211,337	0.331%, 05/09/11 (e)	211,203
176,000	0.331%, 04/04/11 (e) (m)	175,945
388,000	0.371%, 08/23/11 (e)	387,302
	Australia & New Zealand Banking Group Ltd.,
470,000	0.341%, 05/27/11 (e)	469,614
263,000	0.351%, 06/08/11 (e)	262,747
450,000	0.361%, 05/31/11 (e)	449,590
43,000	Banque et Caisse d’Epargne de L’Etat, 0.310%, 04/04/11	42,987
200,000	Barclays Bank plc, 0.340%, 05/12/11 (e)	199,864
417,100	Barclays U.S. Funding Corp., 0.381%, 05/18/11	416,756

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Belmont Funding LLC,
121,000	0.450%, 03/18/11 (e)	120,974
23,000	0.450%, 03/10/11 (e)	22,998
	BNP Paribas,
162,000	0.401%, 05/03/11	161,886
125,496	0.562%, 08/09/11	125,182
	BPCE,
240,800	0.380%, 03/23/11 (e)	240,744
266,000	0.380%, 04/05/11 (e)	265,902
230,000	0.380%, 03/31/11 (e)	229,927
	Caisse d’Amortissement de la Dette Socia,
100,000	0.340%, 06/07/11 (e)	99,908
128,000	0.345%, 05/10/11 (e)	127,914
211,000	0.345%, 05/12/11 (e)	210,854
800,000	0.366%, 07/07/11 (e)	798,962
136,000	0.391%, 07/20/11 (e)	135,792
	Cancara Asset Securitisation LLC,
130,000	0.265%, 03/11/11 (e)	129,990
146,000	0.280%, 03/21/11 (e)	145,977
108,663	0.280%, 03/24/11 (e)	108,644
100,000	Citigroup Funding, Inc., 0.260%, 03/03/11	99,998
	Commonwealth Bank of Australia Ltd.,
453,000	0.265%, 05/09/11 (e)	452,770
95,000	0.300%, 03/09/11 (e)	94,994
500,000	0.300%, 03/14/11 (e)	499,946
190,000	0.351%, 06/15/11 (e)	189,804
141,000	0.354%, 07/07/11 (e)	140,823
500,000	Danske Corp., 0.270%, 03/31/11 (e)	499,887
25,000	Deutsche Bank Financial LLC, 0.341%, 05/16/11	24,982
153,500	Ebbets Funding LLC, 0.330%, 03/01/11 (e)	153,500
212,357	Erste Finance Delaware LLC, 0.180%, 03/01/11 (e)	212,357
530,000	European Investment Bank, 0.400%, 03/25/11	529,859
100,000	GDF Suez, 0.270%, 03/21/11 (e)	99,985
185,000	Gemini Securitization Corp., 0.280%, 03/08/11 (e)	184,990
	General Electric Capital Corp.,
150,000	0.150%, 03/01/11	150,000
155,000	0.240%, 03/04/11	154,997
375,000	0.240%, 03/03/11	374,995
500,000	0.250%, 04/07/11	499,872
31,000	0.250%, 04/06/11	30,992
50,000	General Electric Capital Services, Inc., 0.150%, 03/01/11	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	Grampian Funding LLC,
383,000	0.270%, 03/03/11 (e)	382,984
	Kells Funding LLC,
100,000	0.340%, 06/09/11	99,905
200,000	0.360%, 06/22/11 (e)	199,774
200,000	0.360%, 06/23/11	199,772
150,000	0.391%, 07/06/11 (e)	149,794
170,000	0.411%, 08/02/11	169,702
100,000	Kreditanstalt Fur Wiederaufbau, 0.331%, 07/08/11 (e)	99,882
25,000	Liberty Street Funding Corp., 0.280%, 04/25/11 (e)	24,989
	Macquarie Bank Ltd.,
50,000	0.300%, 03/08/11 (e)	49,997
50,000	0.300%, 03/10/11 (e)	49,996
100,000	0.300%, 03/16/11 (e)	99,987
200,000	0.300%, 03/28/11 (e)	199,953
50,000	0.300%, 03/15/11 (e)	49,994
	MetLife Short Term Funding LLC,
72,125	0.270%, 03/14/11 (e)	72,118
76,500	0.270%, 04/26/11 (e)	76,468
90,000	0.270%, 04/11/11 (e)	89,972
150,000	0.280%, 04/21/11 (e)	149,941
60,000	0.280%, 05/02/11 (e)	59,971
44,000	0.280%, 04/08/11 (e)	43,987
	Mizuho Funding LLC,
160,600	0.290%, 03/02/11 (e)	160,599
123,500	0.320%, 04/20/11 (e)	123,445
242,000	National Australia Funding Delaware, Inc., 0.341%, 07/01/11 (e)	241,721
	Nordea North America, Inc.,
196,450	0.275%, 05/02/11	196,357
139,997	0.371%, 07/12/11	139,806
150,000	0.376%, 07/07/11	149,800
	NRW Bank Corp.,
117,000	0.290%, 05/02/11	116,941
849,600	0.300%, 05/09/11	849,108
40,000	0.351%, 07/11/11	39,949
200,000	0.361%, 04/06/11	199,928
794,000	0.396%, 03/10/11	793,922
	Old Line Funding LLC,
50,000	0.270%, 03/04/11 (e)	49,999
39,197	0.270%, 04/11/11 (e)	39,185
125,000	Private Export Funding Corp., 0.321%, 03/08/11 (e)	124,992
57,522	Regency Markets No. 1 LLC, 0.250%, 03/09/11 (e)	57,519

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

140,000	Royal Bank of Scotland plc, 0.260%, 03/11/11	139,990
	Royal Park Investment Funding Corp.,
184,000	0.480%, 03/17/11 (e)	183,961
150,000	0.480%, 03/14/11 (e)	149,974
40,000	Salisbury Receivables Co. LLC, 0.260%, 03/15/11 (e)	39,996
	Scaldis Capital LLC,
130,000	0.270%, 03/03/11 (e)	129,998
175,000	0.280%, 03/07/11 (e)	174,992
200,000	0.280%, 03/09/11 (e)	199,987
118,000	Societe de Prise de Participation de l’Etat, 0.290%, 04/06/11 (e)	117,966
529,100	Societe Generale North America, Inc., 0.170%, 03/01/11	529,100
	Straight-A Funding LLC,
70,462	0.250%, 05/02/11	70,432
218,729	0.250%, 03/01/11 (e)	218,729
542,143	0.250%, 03/11/11	541,981
161,683	0.250%, 03/08/11	161,675
	Sumitomo Mitsui Banking Corp.,
252,875	0.305%, 05/02/11 (e)	252,742
100,000	0.316%, 05/12/11 (e)	99,937
101,000	0.351%, 03/21/11 (e)	100,980
	Thames Asset Global Securitization No. 1, Inc.,
180,662	0.240%, 03/09/11 (e)	180,652
174,850	0.240%, 03/04/11 (e)	174,847
121,000	Total Capital Canada Ltd., 0.321%, 03/03/11 (e)	120,998
	Toyota Credit Canada, Inc.,
100,000	0.300%, 03/31/11	99,975
30,000	0.300%, 03/08/11	29,998
	Toyota Motor Credit Corp.,
41,500	0.250%, 04/04/11	41,490
97,500	0.280%, 04/29/11	97,455
45,000	0.300%, 03/08/11	44,998
54,000	Versailles Commercial Paper LLC, 0.340%, 05/19/11 (e)	53,960
	Westpac Banking Corp.,
267,000	0.300%, 03/08/11 (e)	266,985
275,000	0.300%, 03/18/11 (e)	274,961
410,000	0.311%, 04/05/11 (e)	409,876
500,000	0.311%, 04/11/11 (e)	499,824
100,000	0.311%, 04/12/11 (e)	99,964
552,750	0.341%, 07/05/11 (e)	552,092
287,000	0.351%, 06/10/11 (e)	286,718

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
109,250	Westpac Securities NZ Ltd., 0.270%, 03/16/11 (e)	109,238
30,000	Windmill Funding I Corp., 0.240%, 03/08/11 (e)	29,999

	Total Commercial Paper (Cost $23,945,413 )	23,945,413

Corporate Notes — 0.8%
	Financials — 0.5%
	Commercial Banks — 0.5%
546,250	Australia & New Zealand Banking Group Ltd., 0.360%, 06/15/11 (e)	546,250
88,000	Kreditanstalt Fur Wiederaufbau, 3.750%, 06/27/11	88,938

		635,188

	Supranational — 0.3%
479,070	World Bank, 0.314%, 03/13/11	479,070

	Total Corporate Notes (Cost $1,114,258)	1,114,258

Foreign Government Security — 0.1%
121,520	Kingdom of Denmark, 2.750%, 11/15/11 (Cost $123,459)	123,459

Repurchase Agreements — 7.2%
362,085	Barclays Capital, Inc., 0.180%, dated 02/28/11, due 03/01/11, repurchase price $362,087, collateralized by U.S. Government Agency Securities with a value of $369,327.	362,085
400,000	Barclays Capital, Inc., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $400,002, collateralized by U.S. Government Agency Securities with a value of $408,001.	400,000
425,000	Citigroup, Inc., 0.720%, dated 02/28/11, due 07/12/11, repurchase price $426,139, collateralized by Corporate Bonds and Notes with a value of $433,500. (i)	425,000
425,000	Citigroup, Inc., 0.920%, dated 02/28/11, due 07/12/11, repurchase price $426,455, collateralized by Corporate Bonds and Notes with a value of $433,500. (i)	425,000
836,686	Deutsche Bank Securities, Inc., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $836,691, collateralized by U.S. Government Agency Securities with a value of $853,420.	836,686

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

500,000	Deutsche Bank Securities, Inc., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $500,003, collateralized by U.S. Government Agency Securities with a value of $510,000.	500,000
350,000	Deutsche Bank Securities, Inc., 0.410%, dated 02/28/11, due 03/01/11, repurchase price $350,004, collateralized by Corporate Bonds and Notes with a value of $360,500.	350,000
496,000	Deutsche Bank Securities, Inc., 0.500%, dated 02/28/11, due 04/19/11, repurchase price $496,344, collateralized by Corporate Bonds and Notes and U.S. Government Agency Securities with a value of $510,864. (i)	496,000
460,000	Deutsche Bank Securities, Inc., 0.500%, dated 02/28/11, due 04/26/11, repurchase price $460,364, collateralized by Corporate Bonds and Notes with a value of $473,800. (i)	460,000
775,000	Goldman Sachs & Co., 0.190%, dated 02/28/11, due 03/01/11, repurchase price $775,004, collateralized by U.S. Government Agency Securities with a value of $790,500.	775,000
250,000	Goldman Sachs & Co., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $250,001, collateralized by U.S. Government Agency Securities with a value of $255,000.	250,000
365,000	HSBC Securities USA, Inc., 0.300%, dated 02/28/11, due 03/01/11, repurchase price $365,003, collateralized by Corporate Bonds and Notes with a value of $375,952.	365,000
728,465	Merrill Lynch & Co., Inc., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $728,469, collateralized by U.S. Government Agency Securities with a value of $750,146.	728,465
294,000	Merrill Lynch & Co., Inc., 0.400%, dated 02/28/11, due 11/04/11, repurchase price $294,813, collateralized by Corporate Bonds and Notes and U.S. Government Agency Securities with a value of $308,298. (i)	294,000
1,400,000	Merrill Lynch & Co., Inc., 0.850%, dated 02/28/11, due 09/15/11, repurchase price $1,406,578, collateralized by Corporate Bonds and Notes with a value of $1,470,000. (i)	1,400,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
913,500	RBS Securities, Inc., 0.480%, dated 02/28/11, due 03/01/11, repurchase price $913,512, collateralized by Corporate Bonds and Notes with a value of $959,179.	913,500
246,500	UBS Warburg LLC, 0.400%, dated 02/28/11, due 05/16/11, repurchase price $246,711, collateralized by Corporate Bonds and Notes with a value of $258,825. (i)	246,500
377,000	UBS Warburg LLC, 0.500%, dated 02/28/11, due 05/16/11, repurchase price $377,403, collateralized by U.S. Government Agency Securities with a value of $395,850. (i)	377,000

	Total Repurchase Agreements (Cost $9,604,236 )	9,604,236

Time Deposits — 19.0%
	Bank of America N.A.,
2,194,475	0.150%, 03/01/11	2,194,475
1,000,000	Banque Federative du Credit Mutuel, 0.180%, 03/01/11	1,000,000
1,000,000	BPCE, 0.190%, 03/01/11	1,000,000
500,000	Canadian Imperial Bank of Commerce, 0.130%, 03/01/11	500,000
	Citibank N.A.,
500,000	0.180%, 03/03/11	500,000
549,575	0.180%, 03/03/11	549,575
1,650,000	Commerzbank AG, 0.180%, 03/04/11	1,650,000
	Credit Agricole S.A.,
600,000	0.170%, 03/01/11	600,000
1,065,000	0.190%, 03/01/11	1,065,000
	DnB NOR Bank ASA,
3,000,000	0.170%, 03/01/11	3,000,000
500,000	DZ Bank AG, 0.200%, 03/04/11	500,000
800,000	Erste Bank Der Oesterreichischen Sparkas, 0.190%, 03/01/11	800,000
1,000,000	Intesa Sanpaolo S.p.A., 0.190%, 03/01/11	1,000,000
	KBC Bank N.V.,
1,300,000	0.170%, 03/01/11	1,300,000
1,000,000	0.180%, 03/01/11	1,000,000
	Landesbank Hessen-Thueringen Girozentral,
700,000	0.200%, 03/02/11	700,000
500,000	Natixis, 0.190%, 03/01/11	500,000
	Royal Bank of Canada,
500,000	0.180%, 03/01/11	500,000
1,764,342	0.200%, 03/01/11	1,764,342

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

500,000	Skandinaviska Enskilda Banken, 0.190%, 03/01/11	500,000
1,300,000	Societe Generale, 0.190%, 03/01/11	1,300,000
1,000,000	Svenska Handelsbanken, Inc., 0.170%, 03/01/11	1,000,000
1,500,000	UBS AG, 0.180%, 03/01/11	1,500,000
1,000,000	UniCredit Bank AG, 0.220%, 03/03/11	1,000,000

	Total Time Deposits (Cost $25,423,392 )	25,423,392

U.S. Government Agency Securities — 6.2%
	Federal Home Loan Bank,
632,000	VAR, 0.154%, 04/30/11	631,849
409,000	VAR, 0.271%, 05/07/11	408,888
	Federal Home Loan Mortgage Corp.,
550,000	VAR, 0.212%, 03/29/11	549,770
200,000	VAR, 0.224%, 03/14/11	199,937
600,000	VAR, 0.225%, 03/16/11	599,807
466,550	VAR, 0.233%, 03/03/11	466,346
509,900	VAR, 0.262%, 03/26/11	509,765
687,000	VAR, 0.350%, 03/01/11	686,613
	Federal National Mortgage Association,
561,000	DN, 0.513%, 05/02/11 (n)	560,507
416,000	VAR, 0.282%, 03/23/11	415,813
900,000	VAR, 0.292%, 03/28/11	899,667
423,000	VAR, 0.293%, 03/20/11	422,845
1,082,250	VAR, 0.360%, 03/01/11	1,081,866
835,000	VAR, 0.390%, 03/01/11	834,741

	Total U.S. Government Agency Securities (Cost $8,268,414 )	8,268,414

U.S. Treasury Obligations — 0.6%
	U.S. Treasury Notes — 0.6%
273,000	0.875%, 01/31/12	274,294
553,000	0.875%, 02/29/12	555,891

		830,185

	Total U.S. Treasury Obligations (Cost $830,185 )	830,185

	Total Investments — 100.1% (Cost $133,808,785)*	133,808,785

	Liabilities in Excess of Other Assets — (0.1)%	(176,715)

	NET ASSETS — 100.0%	$133,632,070

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 49.7%
	ABN Amro Bank N.V.,
35,000	0.305%, 03/31/11	35,000
50,000	0.305%, 03/09/11	50,000
	Australia & New Zealand Banking Group Ltd.,
11,000	0.310%, 03/17/11	11,000
19,000	0.320%, 03/14/11	19,000
18,000	0.340%, 05/19/11	18,000
10,000	0.350%, 06/01/11	10,000
	Bank of Nova Scotia,
9,000	0.260%, 03/18/11	9,000
40,000	0.260%, 04/18/11	40,000
34,000	0.260%, 03/01/11	34,000
19,000	0.270%, 05/25/11	19,000
15,000	0.270%, 04/10/11	15,000
38,000	0.280%, 05/18/11	38,000
37,000	0.350%, 07/06/11	37,000
37,000	0.430%, 09/06/11	37,000
12,000	0.430%, 09/07/11	12,000
20,000	0.430%, 09/09/11	20,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
15,000	0.360%, 03/23/11	15,000
8,000	0.380%, 03/14/11	8,000
20,000	0.380%, 04/25/11	20,000
23,000	0.380%, 05/02/11	23,000
213,000	0.400%, 07/20/11	213,000
3,000	0.950%, 07/14/11	3,006
	Barclays Bank plc,
35,000	0.362%, 03/22/11	35,000
60,000	0.400%, 03/07/11	60,000
	BNP Paribas,
37,000	0.352%, 03/29/11	37,000
18,000	0.352%, 03/30/11	18,000
70,000	0.362%, 03/20/11	70,000
68,000	0.373%, 03/22/11	68,000
32,000	0.380%, 05/02/11	32,000
34,000	0.400%, 04/01/11	34,000
33,000	0.400%, 05/03/11	33,000
43,000	0.560%, 08/09/11	43,000
20,000	BPCE S.A., 0.410%, 05/10/11	20,000
	Caisse des Depots et Consignation,
113,000	0.410%, 07/28/11	113,004
23,000	0.420%, 08/09/11	23,000
15,000	0.570%, 09/13/11	15,000
30,000	0.580%, 09/02/11	30,002
	Clydesdale Bank plc,
9,000	0.340%, 05/27/11	9,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

19,000	0.410%, 04/15/11	19,001
10,000	Commonwealth Bank of Australia Ltd., 0.340%, 05/26/11	10,000
	Credit Agricole Corporate & Investment Bank,
40,000	0.340%, 03/15/11	40,000
10,000	0.350%, 05/23/11	10,000
98,000	0.360%, 05/09/11	98,000
19,000	0.380%, 05/02/11	19,000
80,000	Credit Industriel et Commercial, 0.295%, 04/14/11	80,001
	Credit Suisse,
46,000	0.260%, 03/01/11	46,000
29,000	0.260%, 03/01/11	29,000
36,000	0.260%, 03/01/11	36,000
	Danske Bank A/S,
210,000	0.280%, 03/11/11	210,001
36,000	0.285%, 03/08/11	36,000
	Deutsche Bank AG,
20,000	0.340%, 05/16/11	20,000
47,000	0.350%, 05/26/11	47,000
55,000	DnB NOR Bank ASA, 0.295%, 04/12/11	55,000
	DZ Bank AG,
18,000	0.280%, 03/31/11	18,000
18,000	0.300%, 03/07/11	18,000
19,000	0.310%, 03/04/11	19,000
	HSBC Bank plc,
18,000	0.340%, 06/01/11	18,000
20,000	0.345%, 05/19/11	20,000
100,000	0.465%, 09/16/11	100,000
100,000	0.510%, 08/23/11	100,000
106,000	0.530%, 08/22/11	106,000
50,000	0.590%, 08/16/11	50,001
	ING Bank N.V.,
40,000	0.310%, 04/08/11	40,000
108,000	0.320%, 05/06/11	108,000
39,000	Lloyds TSB Bank plc, 0.287%, 03/28/11	39,000
	Mitsubishi UFJ Trust & Banking Corp.,
10,000	0.390%, 08/30/11	10,000
10,000	0.400%, 05/31/11	10,000
25,000	0.405%, 06/01/11	25,000
50,000	0.470%, 04/29/11	50,001
	Mizuho Corporate Bank Ltd.,
18,000	0.290%, 03/11/11	18,000
40,000	0.300%, 05/09/11	40,000
61,000	0.310%, 05/03/11	61,000

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
	National Australia Bank Ltd.,
35,000	0.315%, 05/10/11	35,000
33,000	0.335%, 03/07/11	33,000
34,000	0.350%, 06/09/11	34,000
11,000	0.390%, 06/09/11	11,000
	Natixis,
51,000	0.360%, 03/01/11	51,000
9,000	0.410%, 05/24/11	9,000
10,000	0.440%, 05/06/11	10,000
150,000	0.450%, 04/26/11	150,000
8,000	Nederlandse Waterschapsbank N.V., 0.395%, 04/06/11	7,997
	Nordea Bank Finland plc,
84,000	0.330%, 03/02/11	84,000
15,000	0.340%, 05/24/11	15,000
42,000	0.370%, 07/13/11	42,000
	Norinchukin Bank-New York,
61,000	0.340%, 04/04/11	61,000
49,000	0.350%, 03/29/11	49,000
	Rabobank Nederland N.V.,
24,000	0.330%, 04/06/11	24,000
35,000	0.331%, 05/29/11	35,000
38,000	0.342%, 03/22/11	38,000
10,000	0.350%, 05/16/11	9,993
15,000	0.352%, 03/31/11	15,000
20,000	0.400%, 08/10/11	19,964
7,000	0.400%, 08/25/11	6,986
38,000	0.460%, 09/06/11	38,002
20,000	0.475%, 08/19/11	20,000
	Royal Bank of Canada,
26,000	0.310%, 03/01/11	26,000
81,000	0.325%, 03/01/11	81,000
20,000	0.350%, 03/01/11	20,000
29,000	0.350%, 03/01/11	29,000
	Royal Bank of Scotland plc,
138,000	0.260%, 04/08/11	138,000
	Shizuoka Bank,
5,000	0.300%, 04/04/11	5,000
35,000	0.340%, 05/03/11	35,000
	Societe Generale,
8,000	0.340%, 04/25/11	8,000
11,000	0.360%, 03/14/11	11,000
33,000	0.367%, 04/08/11	33,000
80,000	0.370%, 03/01/11	80,000
22,000	0.380%, 03/01/11	22,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Sumitomo Mitsui Banking Corp.,
27,000	0.305%, 05/03/11	27,000
43,000	0.345%, 08/24/11	42,999
18,000	VAR, 0.353%, 04/25/11	18,000
48,000	0.360%, 08/12/11	48,000
15,000	0.360%, 03/18/11	15,000
40,000	0.370%, 03/16/11	40,000
	Sumitomo Trust & Banking Co., Ltd.,
10,000	0.310%, 04/15/11	10,000
5,000	0.345%, 05/03/11	4,997
5,000	0.350%, 04/26/11	5,000
8,000	0.360%, 05/03/11	7,995
	Svenska Handelsbanken,
24,000	0.285%, 04/04/11	24,000
38,000	0.320%, 03/08/11	38,000
27,000	0.350%, 08/25/11	27,000
29,000	0.355%, 09/01/11	29,001
39,000	0.360%, 06/08/11	39,000
100,000	Swedbank AB, 0.190%, 03/03/11	100,000
12,000	Toronto Dominion Bank, 0.300%, 03/14/11	12,000
19,000	UBS AG, 0.300%, 05/13/11	19,000
	Westpac Banking Corp.,
18,000	0.250%, 03/01/11	18,000
75,000	0.250%, 03/01/11	75,000

	Total Certificates of Deposit (Cost $4,817,951 )	4,817,951

Commercial Paper - 19.6% (n)
22,699	Amsterdam Funding Corp., 0.240%, 03/02/11 (e)	22,699
45,000	Antalis U.S. Funding Corp., 0.300%, 03/08/11 (e)	44,997
50,000	Argento Variable Funding Co. LLC, 0.270%, 03/02/11 (e)	50,000
231,934	Atlantic Asset Securitization LLC, 0.180%, 03/01/11 (e)	231,934
	Atlantis One Funding Corp.,
13,000	0.331%, 04/04/11 (e) (m)	12,996
16,000	0.331%, 05/09/11 (e)	15,990
15,000	0.341%, 03/21/11 (e)	14,997
27,000	0.371%, 08/23/11 (e)	26,951
	Australia & New Zealand Banking Group Ltd.,
25,000	0.310%, 03/16/11 (e)	24,997
30,000	0.341%, 05/27/11 (e)	29,975
18,000	0.351%, 06/08/11 (e)	17,983
50,000	0.361%, 05/31/11 (e)	49,954
27,000	Barclays U.S. Funding Corp., 0.381%, 05/18/11	26,978

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
20,000	Belmont Funding LLC, 0.450%, 03/18/11 (e)	19,996
30,000	BNP Paribas, 0.401%, 05/03/11	29,979
	BPCE S.A.,
30,000	0.380%, 03/23/11 (e)	29,993
16,000	0.380%, 03/31/11 (e)	15,995
	Caisse d’Amortissement de la Dette Sociale,
68,000	0.345%, 05/10/11 (e)	67,954
15,000	0.345%, 05/12/11 (e)	14,990
55,000	0.366%, 07/07/11 (e)	54,929
9,000	0.391%, 07/20/11 (e)	8,986
	Commonwealth Bank of Australia Ltd.,
5,000	0.351%, 06/09/11 (e)	4,995
10,000	0.351%, 07/07/11 (e)	9,988
20,000	Credit Agricole North America, Inc., 0.355%, 04/21/11	19,990
180,000	Erste Finance (Delaware) LLC, 0.250%, 03/03/11 (e)	179,997
97,000	European Investment Bank, 0.400%, 03/25/11	96,974
	General Electric Capital Corp.,
20,000	0.240%, 03/04/11	20,000
35,000	0.250%, 04/06/11	34,991
	Kells Funding LLC,
20,000	0.401%, 08/02/11	19,966
50,000	0.411%, 08/01/11 (e)	49,913
	Macquarie Bank Ltd.,
10,000	0.295%, 03/24/11 (e)	9,998
15,000	0.300%, 03/09/11 (e)	14,999
50,000	0.300%, 03/15/11 (e)	49,994
38,500	MetLife Short Term Funding LLC, 0.260%, 04/04/11 (e)	38,491
65,000	Mizuho Funding LLC, 0.290%, 03/02/11 (e)	64,999
16,000	National Australia Funding (Delaware), Inc., 0.341%, 07/01/11 (e)	15,982
	NRW Bank Corp.,
9,000	0.290%, 05/02/11	8,996
29,000	0.300%, 05/03/11	28,985
10,000	0.351%, 07/11/11	9,987
50,000	0.361%, 07/12/11	49,933
51,000	0.396%, 03/10/11	50,995
10,000	Royal Park Investments Funding Corp., 0.480%, 03/10/11	9,999
50,000	Scaldis Capital LLC, 0.280%, 03/07/11 (e)	49,998
	Straight-A Funding LLC,
66,369	0.250%, 03/01/11	66,365
	Sumitomo Mitsui Banking Corp.,
10,000	0.305%, 05/02/11 (e)	9,995

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

50,000	0.351%, 03/21/11 (e)	49,990
30,000	Total Capital Canada Ltd., 0.321%, 03/03/11 (e)	29,999
10,000	Toyota Motor Credit Corp., 0.300%, 03/08/11	9,999
	Westpac Banking Corp.,
19,000	0.300%, 03/08/11 (e)	18,999
30,000	0.310%, 04/05/11 (e)	29,991
14,000	0.341%, 07/05/11 (e)	13,983
15,000	0.351%, 06/10/11 (e)	14,985

	Total Commercial Paper (Cost $1,897,749 )	1,897,749

Corporate Notes — 0.6%
	Financials — 0.6%
	Commercial Banks — 0.3%
35,000	Australia & New Zealand Banking Group Ltd., 0.360%, 06/15/11 (e)	35,000

	Supranational — 0.3%
30,000	World Bank, VAR, 0.314%, 03/13/11	30,000

	Total Corporate Notes (Cost $65,000)	65,000

Discount Note — 0.1%
	Supranational — 0.1%
13,800	Inter-American Development Bank, 5.220%, 04/11/11 (Cost $13,868)	13,868

Repurchase Agreements — 13.0%
75,000	Citigroup Global Markets, Inc., 0.730%, dated 02/28/11, due 07/12/11, repurchase price $75,204, collateralized by Corporate Bonds and Notes with a value of $76,500. (i)	75,000
75,000	Citigroup Global Markets, Inc., 0.930%, dated 02/28/11, due 07/12/11, repurchase price $75,260, collateralized by Corporate Bonds and Notes with a value of $76,500. (i)	75,000
541,930	Deutsche Bank Securities, 0.200%, dated 02/28/11, due 03/01/11, repurchase price $541,933, collateralized by U.S. Government Agency Securities with a value of $552,769.	541,930
150,000	Deutsche Bank Securities, 0.410%, dated 02/28/11, due 03/01/11, repurchase price $150,002, collateralized by Corporate Bonds and Notes with a value of $154,500.	150,000
40,000	Deutsche Bank Securities, 0.500%, dated 02/28/11, due 04/26/11, repurchase price $40,032, collateralized by Corporate Bonds and Notes with a value of $41,200. (i)	40,000

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
35,000	HSBC Securities, 0.300%, dated 02/28/11, due 03/01/11, repurchase price $35,000, collateralized by Corporate Bonds and Notes with a value of $36,052.	35,000
150,000	Merrill Lynch PFS, Inc., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $150,001, collateralized by U.S. Government Agency Securities with a value of $153,000.	150,000
100,000	Merrill Lynch PFS, Inc., 0.880%, dated 02/28/11, due 09/15/11, repurchase price $100,486, collateralized by Corporate Bonds and Notes and U.S. Treasury Securities with a value of $105,000. (i)	100,000
75,000	RBS Securities, Inc., 0.480%, dated 02/28/11, due 03/01/11, repurchase price $75,001, collateralized by Corporate Bonds and Notes and U.S. Government Agency Securities with a value of $76,851.	75,000
20,000	UBS Securities LLC, 0.500%, dated 02/28/11, due 05/16/11, repurchase price $20,021, collateralized by Corporate Bonds and Notes with a value of $21,000. (i)	20,000

	Total Repurchase Agreements (Cost $1,261,930 )	1,261,930

Time Deposits — 13.0%
150,000	Citibank N.A., 0.180%, 03/03/11	150,000
185,000	Commerzbank AG, 0.180%, 03/04/11	185,000
200,000	Erste Bank, 0.190%, 03/01/11	200,000
300,000	Intesa Sanpaolo S.p.A., 0.190%, 03/01/11	300,000
200,000	KBC Bank N.V., 0.180%, 03/01/11	200,000
25,000	Landesbank Hessen, 0.200%, 03/03/11	25,000
200,000	Societe Generale, 0.190%, 03/01/11	200,000

	Total Time Deposits (Cost $1,260,000 )	1,260,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 4.7%
	Federal Home Loan Bank,
46,000	VAR, 0.154%, 04/30/11	45,989
30,600	VAR, 0.271%, 05/07/11	30,592
	Federal Home Loan Mortgage Corp.,
40,000	VAR, 0.212%, 03/29/11	39,983
40,000	VAR, 0.262%, 03/26/11	39,989
48,000	VAR, 0.350%, 03/01/11	47,973
	Federal National Mortgage Association,
41,000	DN, 0.513%, 05/02/11 (n)	40,964
50,000	VAR, 0.282%, 03/23/11	49,978
50,000	VAR, 0.292%, 03/28/11	49,981
76,000	VAR, 0.360%, 03/01/11	75,973
33,000	VAR, 0.390%, 03/01/11	32,990

	Total U.S. Government Agency Securities (Cost $454,412 )	454,412

U.S. Treasury Obligations — 0.6%
	U.S. Treasury Notes — 0.6%
19,000	0.875%, 01/31/12	19,089
39,000	0.875%, 02/29/12	39,204

	Total U.S. Treasury Obligations (Cost $58,293 )	58,293

	Total Investments — 101.3% (Cost $9,829,203)*	9,829,203
	Liabilities in Excess of Other Assets — (1.3)%	(127,577)

	NET ASSETS — 100.0%	$9,701,626

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 69.5%
	Federal Farm Credit Bank — 0.6%
100,000	DN, 0.200%, 07/01/11 (n)	99,932
50,000	VAR, 0.284%, 03/12/11	49,992
250,000	VAR, 0.320%, 03/01/11	249,764

		399,688

	Federal Home Loan Bank — 25.2%
50,000	0.190%, 08/04/11	49,995
350,000	0.190%, 08/11/11	349,951
390,000	0.200%, 04/21/11	389,977
660,000	0.200%, 04/29/11	659,975
374,000	0.210%, 03/30/11	373,988
257,000	0.260%, 11/18/11	256,937
50,000	0.320%, 12/09/11	49,983
234,200	0.330%, 04/25/11	234,227
217,195	0.340%, 05/03/11	217,226
100,000	0.350%, 12/07/11	99,981
419,000	0.530%, 06/28/11	419,401
220,000	3.250%, 03/11/11	220,182
1,733,000	DN, 0.150%, 03/09/11 (n)	1,732,942
1,552,550	DN, 0.166%, 03/02/11 (n)	1,552,543
592,347	DN, 0.170%, 03/23/11 (n)	592,286
221,095	DN, 0.170%, 03/25/11 (n)	221,070
974,000	DN, 0.170%, 04/06/11 (n)	973,834
566,089	DN, 0.170%, 05/06/11 (n)	565,913
300,000	DN, 0.170%, 05/09/11 (n)	299,902
384,000	DN, 0.170%, 05/04/11 (n)	383,884
398,000	DN, 0.175%, 04/13/11 (n)	397,917
650,000	DN, 0.179%, 04/20/11 (n)	649,839
1,325,998	DN, 0.180%, 03/04/11 (n)	1,325,978
508,500	DN, 0.181%, 04/15/11 (n)	508,385
575,000	DN, 0.183%, 04/08/11 (n)	574,889
200,000	DN, 0.190%, 03/30/11 (n)	199,969
437,650	DN, 0.203%, 05/11/11 (n)	437,475
15,000	DN, 0.210%, 04/27/11 (n)	14,995
110,500	DN, 0.210%, 05/25/11 (n)	110,445
225,000	DN, 0.215%, 07/06/11 (n)	224,830
95,000	DN, 0.225%, 05/13/11 (n)	94,957
283,000	DN, 0.230%, 05/27/11 (n)	282,843
449,500	VAR, 0.163%, 04/15/11	449,415
419,000	VAR, 0.173%, 04/26/11	418,932
405,000	VAR, 0.192%, 05/10/11	404,927
253,500	VAR, 0.212%, 03/25/11	253,481
300,000	VAR, 0.223%, 03/01/11	299,908
200,000	VAR, 0.227%, 03/26/11	199,945

		16,493,327

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp. — 24.5%
51,271	5.125%, 04/18/11	51,605
566,299	DN, 0.175%, 03/07/11 (n)	566,283
450,000	DN, 0.175%, 04/18/11 (n)	449,895
345,000	DN, 0.180%, 08/22/11 (n)	344,700
188,549	DN, 0.180%, 08/23/11 (n)	188,384
986,159	DN, 0.184%, 04/11/11 (n)	985,952
250,000	DN, 0.190%, 04/08/11 (n)	249,950
745,000	DN, 0.195%, 03/15/11 (n)	744,944
366,700	DN, 0.195%, 04/01/11 (n)	366,638
200,000	DN, 0.190%, 08/30/11 (n)	199,808
200,000	DN, 0.200%, 05/02/11 (n)	199,931
475,000	DN, 0.200%, 07/08/11 (n)	474,659
175,000	DN, 0.200%, 07/19/11 (n)	174,864
275,000	DN, 0.200%, 08/17/11 (n)	274,742
450,000	DN, 0.200%, 10/19/11 (n)	449,420
201,500	DN, 0.200%, 11/01/11 (n)	201,226
404,000	DN, 0.200%, 03/28/11 (n)	403,940
475,000	DN, 0.200%, 07/07/11 (n)	474,662
496,253	DN, 0.200%, 05/09/11 (n)	496,063
15,000	DN, 0.210%, 09/07/11 (n)	14,983
356,021	DN, 0.210%, 03/14/11 (n)	355,994
234,000	DN, 0.210%, 05/10/11 (n)	233,905
750,000	DN, 0.212%, 07/13/11 (n)	749,409
192,400	DN, 0.215%, 08/04/11 (n)	192,221
250,000	DN, 0.215%, 08/05/11 (n)	249,765
637,625	DN, 0.218%, 04/26/11 (n)	637,409
928,320	DN, 0.219%, 04/04/11 (n)	928,128
350,000	DN, 0.220%, 07/26/11 (n)	349,685
551,000	DN, 0.220%, 04/06/11 (n)	550,879
516,278	DN, 0.221%, 07/05/11 (n)	515,879
540,344	DN, 0.222%, 04/27/11 (n)	540,154
175,000	DN, 0.225%, 05/16/11 (n)	174,917
300,000	DN, 0.230%, 04/05/11 (n)	299,933
560,000	DN, 0.261%, 06/21/11 (n)	559,547
690,320	VAR, 0.212%, 03/29/11	690,031
323,000	VAR, 0.224%, 03/14/11	322,898
150,000	VAR, 0.225%, 03/16/11	149,952
496,700	VAR, 0.353%, 04/07/11	496,690
271,994	VAR, 0.363%, 04/01/11	272,034
475,000	VAR, 0.372%, 03/09/11 (m)	474,999

		16,057,078

	Federal National Mortgage Association — 19.2%
550,000	1.375%, 04/28/11	551,024
300,000	DN, 0.130%, 04/15/11 (n)	299,951

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
	Federal National Mortgage Association — Continued
50,000	DN, 0.160%, 03/09/11 (n)	49,998
1,200,000	DN, 0.160%, 03/17/11 (n)	1,199,915
50,000	DN, 0.170%, 05/11/11 (n)	49,983
470,000	DN, 0.175%, 04/13/11 (n)	469,902
198,000	DN, 0.175%, 08/17/11 (n)	197,837
117,000	DN, 0.180%, 08/03/11 (n)	116,909
350,000	DN, 0.186%, 03/21/11 (n)	349,964
378,500	DN, 0.190%, 04/26/11 (n)	378,388
371,000	DN, 0.190%, 05/04/11 (n)	370,875
222,206	DN, 0.197%, 03/23/11 (n)	222,179
201,500	DN, 0.200%, 08/10/11 (n)	201,319
275,000	DN, 0.200%, 04/27/11 (n)	274,913
450,000	DN, 0.200%, 10/03/11 (n)	449,460
618,700	DN, 0.201%, 05/02/11 (n)	618,486
392,930	DN, 0.208%, 05/16/11 (n)	392,758
200,000	DN, 0.210%, 07/06/11 (n)	199,852
450,000	DN, 0.210%, 05/17/11 (n)	449,798
362,500	DN, 0.214%, 05/18/11 (n)	362,332
136,254	DN, 0.220%, 03/16/11 (n)	136,241
346,000	DN, 0.240%, 03/28/11 (n)	345,938
1,292,000	DN, 0.261%, 04/11/11 (n)	1,291,616
375,100	DN, 0.280%, 03/02/11 (n)	375,097
552,000	DN, 0.325%, 07/11/11 (n)	551,344
250,000	DN, 0.492%, 04/01/11 (n)	249,895
100,000	VAR, 0.192%, 05/13/11	99,989
331,000	VAR, 0.282%, 03/23/11	330,851
350,000	VAR, 0.292%, 03/28/11	349,870
350,000	VAR, 0.293%, 03/20/11	349,872
296,900	VAR, 0.293%, 03/18/11	296,802
533,000	VAR, 0.360%, 03/01/11	532,814
484,000	VAR, 0.360%, 03/01/11	483,743

		12,599,915

	Total U.S. Government Agency Securities (Cost $45,550,008)	45,550,008

U.S. Treasury Obligations — 5.1%
	U.S. Treasury Bills — 2.3% (n)
1,150,000	0.161%, 03/17/11	1,149,918
350,000	0.173%, 09/01/11	349,695

		1,499,613

	U.S. Treasury Notes — 2.8%
200,000	0.875%, 03/31/11	200,105
185,000	0.875%, 01/31/12	185,903
192,000	0.875%, 02/29/12	192,984

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes — Continued
528,000	1.000%, 09/30/11	530,311
300,000	1.125%, 06/30/11	300,945
320,000	4.500%, 09/30/11	327,893
36,000	4.625%, 08/31/11	36,792
50,000	4.875%, 05/31/11	50,580

		1,825,513

	Total U.S. Treasury Obligations (Cost $3,325,126)	3,325,126

Repurchase Agreements — 25.9%
1,000,000	Barclays Capital, Inc., 0.170%, dated 02/28/11, due 03/01/11, repurchase price $1,000,005, collateralized by U.S. Government Agency Securities with a value of $1,034,298.	1,000,000
1,000,000	Barclays Capital, Inc., 0.170%, dated 02/28/11, due 03/02/11, repurchase price $1,000,009, collateralized by U.S. Government Agency Securities with a value of $1,030,184.	1,000,000
1,000,000	Barclays Capital, Inc., 0.180%, dated 02/28/11, due 03/01/11, repurchase price $1,000,005, collateralized by U.S. Government Agency Securities with a value of $1,020,002.	1,000,000
2,198,000	Barclays Capital, Inc., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $2,198,012, collateralized by U.S. Government Agency Securities with a value of $2,256,959.	2,198,000
991,000	Citibank N.A., 0.210%, dated 02/28/11, due 03/01/11, repurchase price $991,006, collateralized by U.S. Government Agency Securities with a value of $1,010,820.	991,000
2,275,901	Deutsche Bank AG, 0.200%, dated 02/28/11, due 03/01/11, repurchase price $2,275,914, collateralized by U.S. Government Agency Securities with a value of $2,321,419.	2,275,901
1,500,000	Goldman Sachs & Co., 0.180%, dated 02/28/11, due 03/02/11, repurchase price $1,500,015, collateralized by U.S. Government Agency Securities with a value of $1,530,000.	1,500,000
1,500,000	Goldman Sachs & Co., 0.180%, dated 02/28/11, due 03/03/11, repurchase price $1,500,023, collateralized by U.S. Government Agency Securities with a value of $1,530,000.	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
500,000	Goldman Sachs & Co., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $500,003, collateralized by U.S. Government Agency Securities with a value of $510,000.	500,000
183,129	Merrill Lynch & Co., Inc., 0.200%, dated 02/28/11, due 03/01/11, repurchase price $183,130, collateralized by U.S. Government Agency Securities with a value of $188,623.	183,129
1,100,000	RBS Securities, Inc., 0.170%, dated 02/28/11, due 03/02/11, repurchase price $1,100,010, collateralized by U.S. Government Agency Securities with a value of $1,130,596.	1,100,000
1,491,000	RBS Securities, Inc., 0.210%, dated 02/28/11, due 03/01/11, repurchase price $1,491,009, collateralized by U.S. Treasury Securities with a value of $1,520,822.	1,491,000
475,000	RBS Securities, Inc., 0.250%, dated 02/28/11, due 05/03/11, repurchase price $475,211, collateralized by U.S. Government Agency Securities with a value of $485,978. (i)	475,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	RBS Securities, Inc., 0.250%, dated 02/28/11, due 04/11/11, repurchase price $1,000,292, collateralized by U.S. Government Agency Securities with a value of $1,030,001. (i)	1,000,000
741,000	UBS Warburg LLC, 0.210%, dated 02/28/11, due 03/01/11, repurchase price $741,004, collateralized by U.S. Government Agency Securities with a value of $755,821.	741,000

	Total Repurchase Agreements (Cost $16,955,030)	16,955,030

	Total Investments — 100.5% (Cost $65,830,164)*	65,830,164
	Liabilities in Excess of Other Assets — (0.5)%	(339,612)

	NET ASSETS — 100.0%	$65,490,552

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 42.8%
	U.S. Treasury Bills — 16.5% (n)
900,000	0.114%, 03/17/11 (m)	899,954
500,000	0.142%, 03/10/11	499,982
66,500	0.186%, 05/19/11	66,473
75,000	0.187%, 07/28/11	74,942
150,000	0.200%, 03/24/11	149,981
200,000	0.200%, 03/31/11	199,967
150,000	0.202%, 07/07/11	149,892

		2,041,191

	U.S. Treasury Notes — 26.3%
296,500	0.750%, 11/30/11	297,594
350,000	0.875%, 03/31/11	350,194
120,000	0.875%, 05/31/11	120,208
35,000	0.875%, 01/31/12	35,171
100,000	0.875%, 02/29/12	100,514
100,000	1.000%, 07/31/11	100,349
270,000	1.000%, 08/31/11	271,043
200,000	1.000%, 09/30/11	200,844
300,000	1.000%, 10/31/11	301,463
250,000	1.125%, 06/30/11	250,761
75,000	1.125%, 12/15/11	75,486
100,000	1.750%, 11/15/11	101,054
80,000	4.500%, 09/30/11	81,973
200,000	4.750%, 03/31/11	200,751
350,000	4.875%, 05/31/11	354,069
399,000	5.125%, 06/30/11	405,484

		3,246,958

	Total U.S. Treasury Obligations (Cost $5,288,149)	5,288,149

Repurchase Agreements — 57.1%
172,901	Barclays Capital, Inc., 0.180%, dated 02/28/11, due 03/01/11, repurchase price $172,902, collateralized by U.S. Treasury Securities with a value of $176,359.	172,901
400,000	Barclays Capital, Inc., 0.180%, dated 02/28/11, due 03/01/11, repurchase price $400,002, collateralized by U.S. Treasury Securities with a value of $408,000.	400,000
2,000,000	Barclays Capital, Inc., 0.180%, dated 02/28/11, due 03/01/11, repurchase price $2,000,010, collateralized by U.S. Treasury Securities with a value of $2,040,000.	2,000,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000,000	Credit Suisse First Boston USA, Inc., 0.180%, dated 02/28/11, due 03/01/11, repurchase price $1,000,005, collateralized by U.S. Treasury Securities with a value of $1,020,000.	1,000,000
1,000,000	Deutsche Bank Securities, Inc., 0.170%, dated 02/28/11, due 03/01/11, repurchase price $1,000,005, collateralized by U.S. Treasury Securities with a value of $1,020,000.	1,000,000
500,000	Deutsche Bank Securities, Inc., 0.130%, dated 02/28/11, due 03/01/11, repurchase price $500,002, collateralized by U.S. Treasury Securities with a value of $510,000	500,000
500,000	Goldman Sachs & Co., 0.130%, dated 02/28/11, due 03/02/11, repurchase price $500,004, collateralized by U.S. Government Agency Securities with a value of $510,000.	500,000
75,926	Merrill Lynch & Co., Inc., 0.170%, dated 02/28/11, due 03/01/11, repurchase price $75,926, collateralized by U.S. Treasury Securities with a value of $77,445	75,926
1,000,000	RBS Securities, Inc., 0.140%, dated 02/28/11, due 03/02/11, repurchase price $1,000,008, collateralized by U.S. Treasury Securities with a value of $1,020,000.	1,000,000
400,000	UBS Warburg LLC, 0.180%, dated 02/28/11, due 03/01/11, repurchase price $400,002, collateralized by U.S. Treasury Securities with a value of $408,000.	400,000

	Total Repurchase Agreements (Cost $7,048,827)	7,048,827

	Total Investments — 99.9% (Cost $12,336,976) *	12,336,976
	Other Assets in Excess of Liabilities — 0.1%	16,255

	NET ASSETS — 100.0%	$12,353,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 60.2%
	Federal Farm Credit Bank — 16.1%
25,000	DN, 0.210%, 05/26/11 (m)(n)	24,987
150,000	DN, 0.210%, 06/10/11 (m)(n)	149,912
50,000	DN, 0.210%, 06/13/11 (m)(n)	49,970
25,000	DN, 0.220%, 03/01/11 (m)(n)	25,000
25,000	DN, 0.220%, 03/18/11 (m)(n)	24,997
25,000	DN, 0.220%, 03/22/11 (m)(n)	24,997
232,200	VAR, 0.160%, 03/01/11 (m)	232,200
181,685	VAR, 0.184%, 03/10/11	181,682
69,000	VAR, 0.202%, 03/15/11	68,999
33,000	VAR, 0.223%, 03/21/11	33,000
92,250	VAR, 0.223%, 03/06/11	92,218
115,000	VAR, 0.284%, 03/14/11	115,029
50,000	VAR, 0.284%, 03/12/11	49,992
50,000	VAR, 0.310%, 03/01/11	50,014
30,000	VAR, 0.330%, 03/01/11	29,972

		1,152,969

	Federal Home Loan Bank — 44.1%
24,000	0.190%, 08/04/11	23,998
75,000	0.190%, 08/11/11	74,989
25,000	0.200%, 07/25/11	24,998
50,000	0.200%, 04/21/11	49,997
50,000	0.200%, 04/29/11	49,998
55,000	0.210%, 03/14/11	55,000
55,000	0.210%, 03/30/11	54,998
31,000	0.260%, 11/18/11	30,992
65,000	0.300%, 04/21/11	65,003
35,000	0.320%, 12/09/11	34,988
60,000	0.350%, 03/21/11	60,004
15,000	0.500%, 04/08/11	14,999
50,000	0.530%, 06/28/11	50,048
21,505	0.700%, 04/18/11	21,510
100,000	0.750%, 03/18/11	100,010
25,000	1.625%, 07/27/11	25,132
24,200	3.250%, 03/11/11	24,220
88,000	DN, 0.001%, 04/27/11 (n)	87,983
105,000	DN, 0.110%, 03/11/11 (n)	104,997

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — Continued
125,000	DN, 0.125%, 03/25/11 (n)	124,990
45,000	DN, 0.130%, 05/23/11 (n)	44,987
425,190	DN, 0.137%, 03/02/11 (n)	425,188
312,143	DN, 0.159%, 03/23/11 (n)	312,113
222,517	DN, 0.160%, 03/30/11 (n)	222,487
200,000	DN, 0.164%, 03/18/11 (n)	199,985
125,000	DN, 0.170%, 03/09/11 (n)	124,995
25,000	DN, 0.180%, 04/15/11 (n)	24,994
200,000	DN, 0.180%, 04/25/11 (n)	199,945
25,000	DN, 0.210%, 07/06/11 (n)	24,981
35,000	DN, 0.210%, 05/25/11 (n)	34,983
50,000	DN, 0.230%, 05/27/11 (n)	49,972
70,000	VAR, 0.154%, 04/30/11	69,983
70,000	VAR, 0.163%, 04/15/11	69,987
60,000	VAR, 0.173%, 04/26/11	59,990
55,000	VAR, 0.192%, 05/10/11	54,990
17,000	VAR, 0.216%, 03/15/11	16,997
25,000	VAR, 0.224%, 03/01/11	24,992
25,000	VAR, 0.227%, 03/26/11	24,993
50,000	VAR, 0.232%, 03/26/11	49,986
50,000	VAR, 0.273%, 04/13/11	50,033

		3,165,435

	Total U.S. Government Agency Securities (Cost $4,318,404)	4,318,404

U.S. Treasury Obligations — 43.5%
	U.S. Treasury Bills — 34.2% (n)
72,105	0.114%, 03/17/11	72,100
500,000	0.130%, 04/15/11	499,919
29,058	0.142%, 03/10/11	29,057
275,000	0.143%, 06/02/11	274,901
940,000	0.156%, 03/03/11	939,992
200,000	0.186%, 05/19/11	199,937
400,000	0.200%, 03/24/11	399,970
40,000	0.230%, 06/30/11	39,969

		2,455,845

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
	U.S. Treasury Notes — 9.3%
125,000	0.875%, 03/31/11	125,069
20,000	0.875%, 01/31/12	20,098
10,000	0.875%, 02/29/12	10,052
25,000	1.000%, 08/31/11	25,087
125,000	1.000%, 09/30/11	125,516
50,000	1.000%, 10/31/11	50,236
100,000	1.125%, 06/30/11	100,315
35,000	1.125%, 12/15/11	35,227
125,000	4.875%, 05/31/11	126,450
50,000	5.125%, 06/30/11	50,815

		668,865

	Total U.S. Treasury Obligations (Cost $3,124,710)	3,124,710

	Total Investments — 103.7% (Cost $7,443,114)*	7,443,114
	Liabilities in Excess of Other Assets — (3.7)%	(266,492)

	NET ASSETS — 100.0%	$7,176,622

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 107.7%
	U.S. Treasury Bills — 96.2% (n)
1,000,000	0.130%, 04/15/11	999,837
1,000,000	0.135%, 03/31/11	999,895
250,000	0.136%, 04/07/11	249,965
3,319,585	0.137%, 03/24/11	3,319,295
2,566,303	0.140%, 03/17/11	2,566,144
1,400,000	0.143%, 05/12/11	1,399,601
300,000	0.143%, 06/02/11	299,892
1,750,000	0.148%, 03/10/11	1,749,935
938,152	0.149%, 05/05/11	937,900
550,000	0.150%, 05/19/11	549,819
2,989,917	0.156%, 03/03/11 (m)	2,989,891
100,000	0.202%, 05/26/11	99,952

		16,162,126

	U.S. Treasury Notes — 11.5%
226,000	0.750%, 11/30/11	226,816
500,000	0.875%, 03/31/11	500,279

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes — Continued
160,000	0.875%, 05/31/11	160,277
45,000	0.875%, 01/31/12	45,219
100,000	0.875%, 02/29/12	100,514
220,000	1.000%, 08/31/11	220,823
195,000	1.000%, 09/30/11	195,799
200,000	1.000%, 10/31/11	201,007
100,000	1.125%, 06/30/11	100,315
90,000	1.125%, 12/15/11	90,584
100,000	5.125%, 06/30/11	101,631

		1,943,264

	Total Investments — 107.7% (Cost $18,105,390)*	18,105,390

	Liabilities in Excess of Other Assets — (7.7)%	(1,297,054)

	NET ASSETS — 100.0%	$16,808,336

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 95.3%
	Alabama — 2.0%
13,000	Columbia Industrial Development Board, Alabama Power Co., Project, Rev., VRDO, 0.240%, 03/01/11	13,000
24,600	Series C, Rev., VRDO, 0.240%, 03/01/11	24,600
9,750	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	9,750
30,470	Eclipse Funding Trust, Solar Eclipse, Mobile, Series 2006-0109, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.230%, 03/01/11	30,470
81,698	Lower Alabama Gas District, Series A, Rev., VRDO, LIQ: Societe Generale, 0.300%, 03/07/11	81,698
22,965	Mobile Industrial Development Board, Dock & Wharf, Holnam, Inc. Project, Series A, Rev., VRDO, LOC: Bayerische Landesbank, 0.260%, 03/07/11	22,965
228,820	Southeast Alabama Gas District, Supply Project, Series A, Rev., VRDO, 0.250%, 03/01/11	228,820
30,000	University of Alabama, Birmingham Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	30,000

		441,303

	Alaska — 0.6%
	Alaska Housing Finance Corp.,
10,935	Series 1407, Rev., VRDO, GNMA/FNMA, 0.400%, 03/07/11	10,935
55,000	Series D, Rev., VRDO, 0.270%, 03/07/11	55,000
15,000	Alaska Industrial Development & Export Authority, Greater Fairbanks, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.250%, 03/07/11	15,000
36,750	City of Valdez, Marine Terminal, Exxon Pipeline Co. Project, Rev., VRDO, 0.160%, 03/01/11	36,750
23,475	Eclipse Funding Trust, Solar Eclipse, Alaska, Series 2007-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.230%, 03/01/11	23,475

		141,160

	Arizona — 0.6%
10,700	Apache County IDA, Tucson Electric Power Co., Series 83-C, Rev., VRDO, LOC: Bank of New York, 0.230%, 03/07/11	10,700

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arizona — Continued
7,700	Apache County IDA, Tucson Electric Power Co., Springerville Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.230%, 03/07/11	7,700
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	7,160
15,760	Phoenix Civic Improvement Corp., Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	15,760
2,000	Phoenix IDA, Multi-Family Housing, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 03/07/11	2,000
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York, 0.280%, 03/07/11	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 03/07/11	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.380%, 03/07/11	25,585
26,565	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	26,565
4,365	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.340%, 03/07/11	4,365

		143,335

	California — 4.0%
900	Abag Finance Authority for Nonprofit Corps., Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.240%, 03/01/11 (m)	900
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.420%, 03/07/11 (m)	2,385
3,900	Abag Finance Authority for Nonprofit Corps., On Lok Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 03/07/11 (m)	3,900
11,400	Abag Finance Authority for Nonprofit Corps., San Francisco Friends School, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11 (m)	11,400
5,000	Austin Trust Various States, Series 2008-3305, Rev., VRDO, LIQ: Bank of America N.A., 0.320%, 03/07/11	5,000
50,000	Bay Area Toll Authority, Series G-1, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/07/11	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
10,480	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of The West, 0.200%, 03/07/11	10,480
23,940	California Housing Finance Agency, Series N, Rev., VRDO, AMT, LOC: FNMA, 0.260%, 03/07/11	23,940
110	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.310%, 03/07/11	110
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 03/07/11	1,610
6,050	California Infrastructure & Economic Development Bank, Pacific Gas & Electric, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/01/11	6,050
305	California Infrastructure & Economic Development Bank, Rand Corp., Series B, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/01/11	305
	California Statewide Communities Development Authority,
10,600	Series 176, COP, VRDO, AGM, LIQ: Morgan Stanley Bank, 0.280%, 03/07/11	10,600
20,495	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.330%, 03/07/11 (e)	20,495
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	3,420
15,000	California Statewide Communities Development Authority, Multi-Family Housing, Oakmont Concord Project, Series Q, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	15,000
9,800	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of California N.A., 0.270%, 03/07/11	9,800
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	3,950
600	City of Irvine, Improvement Bond Act of 1915, District No. 87-8, Special Assessment, VRDO, LOC: KBC Bank N.V., 0.290%, 03/01/11	600
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	4,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
17,000	City of Ontario, Multi-Family Housing, Park Centre Apartments, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.230%, 03/07/11	17,000
9,350	City of Riverside, Series A, Rev., VRDO, 0.250%, 03/07/11	9,350
4,625	City of Tracy, Multi-Family Housing, Sycamore, Series A, Rev., VRDO, LOC: FHLMC, 0.310%, 03/07/11	4,625
	Deutsche Bank Spears/Lifers Trust Various States,
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank AG, 0.300%, 03/07/11	11,945
10,275	Series DB-416, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	10,275
18,860	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	18,860
31,425	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.280%, 03/07/11 (e)	31,425
9,805	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	9,805
11,095	Series DB-432, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	11,095
7,785	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation, Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	7,785
33,385	Dexia Credit Local Certificates Trust, Various States, Series 2008-066, GO, VRDO, AGM, LIQ: Dexia Credit Local, 0.390%, 03/07/11	33,385
29,900	Eclipse Funding Trust, Solar Eclipse, Castai, Series 2007-0034, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	29,900
11,670	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	11,670
13,365	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	13,365
13,765	Eclipse Funding Trust, Solar Eclipse, South San Francisco,Tax Allocation, Series 2006-0067, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	13,765
16,500	Los Angeles Community College District, Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11 (e)	16,500

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
7,160	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.420%, 03/07/11	7,160
5,000	Los Angeles County, Multi-Family Housing, Valencia Housing Project, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.450%, 03/07/11	5,000
9,500	Metropolitan Water District of Southern California, Series C-1, Rev., VRDO, 0.160%, 03/01/11	9,500
	Orange County, WLCO LF Partners,
2,200	Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	2,200
4,150	Series G3, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	4,150
27,925	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	27,925
	Puttable Floating Option Tax-Exempt Receipts,
9,810	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.420%, 03/07/11	9,810
8,165	Series PT-4161, Rev., VRDO, 0.420%, 03/07/11	8,165
7,160	Series PT-4554, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 03/07/11	7,160
6,970	Series PT-4555, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 03/07/11 (e)	6,970
5,775	Series PT-4561, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 03/07/11	5,775
4,145	Series PT-4571, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 03/07/11	4,145
3,445	Series PT-4585, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 03/07/11	3,445
6,290	Series PT-4589, VRDO, FHLMC, LIQ: FHLMC, 0.350%, 03/07/11	6,290
8,025	Series PT-4597, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 03/07/11	8,025
11,495	Series PT-4647, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.320%, 03/07/11 (e)	11,495
12,665	Series PT-4648, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.320%, 03/07/11 (e)	12,665
5,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford Heights Apartments, Series H, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	5,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
800	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	800
71,935	Sacramento Transportation Authority, Limited Tax Measure A, Series C, Rev., VRDO, 0.250%, 03/07/11	71,935
12,595	San Diego City Housing Authority, Multifamily Housing, Hillside Garden Appartments, Series B, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	12,595
15,720	San Francisco City & County Airports Commission, Series 36B, Rev., VRDO, LOC: Union Bank N.A., 0.210%, 03/07/11	15,720
16,310	San Francisco City & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.290%, 03/07/11	16,310
11,230	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.440%, 03/07/11	11,230
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 03/07/11	1,800
12,000	South Placer Wastewater Authority, Series A, Rev., VRDO, LOC: State Street Bank & Trust Co., 0.220%, 03/07/11	12,000
62,870	Southern California Public Power Authority, Subordinated Southern Transmission, Series A, Rev., VRDO, AGM, 0.320%, 03/07/11	62,870
9,195	Stanilaus County Capital Improvements Financing Authority, Gallo Center For The Arts Project, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	9,195
1,400	State of California, Economic Recovery, Series C-3, GO, VRDO, LOC: Bank of America N.A., 0.190%, 03/01/11	1,400
8,700	University of California, Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Bank, 0.280%, 03/07/11	8,700
17,985	University of California Regents Medical Center, Series B-2, Rev., VRDO, 0.190%, 03/01/11	17,985
	Wells Fargo Stage Trust,
19,750	Series 1C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 03/07/11 (e)	19,750
9,780	Series 20C, COP, VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 03/07/11 (e)	9,780
25,400	Series 38C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 03/07/11 (e)	25,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
9,970	Series 56C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 03/07/11 (e)	9,970

		887,815

	Colorado — 1.6%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/07/11	15,010
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.270%, 03/07/11	1,000
20,500	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.300%, 03/07/11	20,500
19,100	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.240%, 03/01/11	19,100
400	Colorado Health Facilities Authority, Hospital, NCMC, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	400
17,330	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VRDO, LOC: FNMA, 0.240%, 03/07/11	17,330
1,885	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series A-4, Class I, Rev., VRDO, 0.270%, 03/07/11	1,885
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Class I, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/07/11	1,600
15,000	Colorado Housing & Finance Authority, Single Family Mortgage, Series C-2, Class I, Rev., VRDO, LIQ: FHLB, 0.240%, 03/07/11	15,000
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 0.330%, 03/07/11	40,980
38,800	Subseries C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.290%, 03/07/11	38,800
73,700	Subseries G1, Rev., VRDO, AGC, 0.300%, 03/01/11	73,700
71,700	Subseries G2, Rev., VRDO, AGC, 0.300%, 03/01/11	71,700
11,275	Moffat County, PCR, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	11,275
18,385	Puttable Floating Option Tax-Exempt Receipts, Series MT-645, Rev., VRDO, LIQ: Bank of America N.A., 0.380%, 03/07/11 (e)	18,385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — Continued
5,500	University of Colorado, Enterprise System, Series PT-3840, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.400%, 03/07/11	5,500

		352,165

	Connecticut — 0.8%
20,450	City of New Britain, GO, BAN, 1.750%, 03/29/11	20,470
27,500	City of New Haven, GO, BAN, 2.000%, 03/24/11	27,527
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
14,545	Series A-3, Rev., VRDO, AMT, AMBAC, 0.270%, 03/07/11	14,545
47,100	Series B-3, Rev., VRDO, AMT, AMBAC, 0.270%, 03/07/11	47,100
15,345	Series B-3, Rev., VRDO, AMT, AMBAC, 0.310%, 03/07/11	15,345
32,500	Series D-3, Rev., VRDO, AMBAC, 0.310%, 03/07/11	32,500
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.490%, 03/07/11	900
8,800	Connecticut State Health & Educational Facility Authority, Masonicare, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.240%, 03/01/11	8,800
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 03/07/11 (e)	17,060

		184,247

	Delaware — 0.2%
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/07/11	15,000
28,155	New Castle County, Multifamily Housing, Fairfield English Village Project, Series FA, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	28,155
5,725	University of Delaware, Series B, Rev., VRDO, 0.200%, 03/01/11	5,725

		48,880

	District of Columbia — 2.3%
43,860	Anacostia Waterfront Corp., MERLOTS, Series F02, Rev., VRDO, 0.260%, 03/07/11	43,860
203,000	District of Columbia, GO, TRAN, 2.000%, 09/30/11	204,928

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	District of Columbia — Continued
2,945	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.460%, 03/07/11	2,945
11,450	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	11,450
2,220	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/07/11	2,220
43,150	District of Columbia, American University, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	43,150
13,675	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/07/11	13,675
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York, 0.300%, 03/07/11	7,500
31,055	District of Columbia, MERLOTS, Series B-34, GO, VRDO, AGM, 0.260%, 03/07/11	31,055
11,850	District of Columbia, Multimodal, American University, Rev., VRDO, 0.220%, 03/07/11	11,850
3,810	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.520%, 03/07/11	3,810
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.260%, 03/07/11	23,770
12,913	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/07/11	12,913
15,620	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	15,620
27,750	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	27,750
15,225	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	15,225
31,080	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	31,080
21,985	Metropolitan Washington Airports Authority, Series 3140, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.290%, 03/07/11 (e)	21,985

		524,786

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 6.5%
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.460%, 03/07/11	11,150
4,570	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/01/11	4,570
32,820	Broward County School Board, COP, VRDO, AGM, 0.330%, 03/07/11	32,820
8,850	City of Fort Myers, Series 2077, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.250%, 03/07/11 (e)	8,850
93,090	City of West Palm Beach, Utility System, Series C, Rev., VRDO, AGC, 0.300%, 03/07/11	93,090
	Deutsche Bank Spears/Lifers Trust Various States,
6,070	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	6,070
105,980	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	105,980
	Eclipse Funding Trust, Solar Eclipse,
8,305	Series 2006-0043, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11 (e)	8,305
20,750	Series 2007-0051, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	20,750
53,910	Series 2007-0055, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	53,910
24,000	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11 (e)	24,000
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,155	Series 2006-0049, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	11,155
18,400	Series 2006-0059, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	18,400
13,270	Series 2007-0045, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.230%, 03/01/11	13,270
10,595	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,595

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Florida — Continued
18,815	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	18,815
8,600	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	8,600
35,295	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	35,295
6,350	Florida Housing Finance Corp., Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	6,350
9,590	Florida Housing Finance Corp., Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.280%, 03/07/11	9,590
8,225	Florida Housing Finance Corp., Multi-Family Housing, Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 03/07/11	8,225
18,375	Highlands County Health Facilities Authority, Hospital, Adventist Health Systems, Series A, Rev., VRDO, 0.230%, 03/07/11	18,375
16,595	Hillsborough Community College Foundation, Inc. (The), Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	16,595
	Hillsborough County Aviation Authority,
6,750	Series PT-2723, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.470%, 03/07/11	6,750
6,530	Series PT-3878, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.400%, 03/07/11	6,530
20,500	Hillsborough County School Board, Master Lease, Series C, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	20,500
7,030	Hillsborough County School Board, Master Lease Program, Series A, COP, VRDO, NATL-RE, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	7,030
	Jacksonville Health Facilities Authority, Baptist Medical,
14,000	Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	14,000
2,810	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	2,810

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
14,675	Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	14,675
31,790	JEA, Electric Systems, Subseries D, Rev., VRDO, 0.230%, 03/07/11	31,790
1,340	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	1,340
10,000	Miami-Dade County, Aviation, Series 3041, Rev., VRDO, BHAC-CR, ACG-ICC, XLCA, LIQ: Morgan Stanley Bank, 0.290%, 03/07/11 (e)	10,000
17,120	Miami-Dade County, Aviation, EAGLE, Series 2006-0029, Class A, Rev., VRDO, BHAC, AGM-CR, FGIC, LIQ: Citibank N.A., 0.270%, 03/07/11	17,120
22,540	Miami-Dade County, Transit System, EAGLE, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.270%, 03/07/11	22,540
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 03/07/11	6,700
7,645	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	7,645
9,201	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, LOC: Nationsbank N.A., 0.280%, 03/07/11	9,201
3,420	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 03/07/11	3,420
28,410	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	28,410
22,285	Orange County, Tourist Development, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.250%, 03/07/11	22,285
	Orlando & Orange County Expressway Authority,
60,000	Series C-2, Rev., VRDO, AGM, 0.310%, 03/07/11	60,000
49,225	Subseries B-1, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/07/11	49,225
8,650	Orlando Utilities Commission, Water & Electric Revenue, Series PT-3791, Rev., VRDO, LIQ: Dexia Credit Local, 0.400%, 03/07/11	8,650

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Florida — Continued
6,980	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	6,980
125,000	Palm Beach County Solid Waste Authority, Solid Improvement, Rev., VAR, 1.000%, 01/12/12	125,626
75,215	Pinellas County Health Facility Authority, Baycare Health System, Series B-1, Rev., VRDO, AGM, 0.300%, 03/07/11	75,215
	Puttable Floating Option Tax-Exempt Receipts,
34,725	Series MT-683, Rev., VRDO, LIQ: Bank of America N.A., 0.410%, 03/07/11 (e)	34,725
104,290	Series PT-4615, COP, VRDO, LIQ: Dexia Credit Local, 0.400%, 03/07/11	104,290
78,500	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	78,500
	South Miami Health Facilities Authority,
20,375	Series 2833, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11	20,375
8,615	Series 3119, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	8,615
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.260%, 03/07/11	8,265
12,700	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 03/07/11	12,700
33,950	USF Financing Corp., Master Lease Program, Series B-1, COP, VRDO, AMBAC, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	33,950
	Volusia County Health Facilities Authority,
23,640	Series MT-151, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.400%, 03/07/11	23,640
35,115	Series MT-317, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.430%, 03/07/11	35,115

		1,463,377

	Georgia — 0.9%
4,745	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.490%, 03/07/11	4,745
7,650	DeKalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.460%, 03/07/11	7,650

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — Continued
8,460	DeKalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 03/07/11	8,460
11,345	DeKalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 03/07/11	11,345
10,735	DeKalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 03/07/11	10,735
4,865	DeKalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.260%, 03/07/11	4,865
9,600	DeKalb County, Water & Sewage, Series ROCS-RR-II-R-11900, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.260%, 03/07/11 (e)	9,600
15,185	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	15,185
21,355	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	21,355
9,795	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	9,795
6,865	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/07/11	6,865
17,645	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	17,645
4,370	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.490%, 03/07/11	4,370
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.270%, 03/07/11	5,940
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Georgia — Continued
43,445	Monroe County Development Authority, Oglethorpe Power Corp., Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/11	43,445
9,710	Puttable Floating Option Tax-Exempt Receipts, Metropolitan, Series PT-4017, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.400%, 03/07/11	9,710
19,295	Wells Fargo Stage Trust, Series 57C, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/11 (e)	19,295

		211,605

	Hawaii — 0.4%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,820	Series 2006-0096, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	13,820
9,300	Series 2006-0123, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	9,300
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.250%, 03/07/11	19,485
10,557	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of California N.A., 0.350%, 03/07/11	10,557
29,660	Puttable Floating Option Tax-Exempt Receipts, Series MT-685, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.470%, 03/07/11 (e)	29,660

		82,822

	Idaho — 0.6%
27,560	Eclipse Funding Trust, Solar Eclipse, Boise, Series 2007-0002, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	27,560
	Idaho Housing & Finance Association, Single Family Mortgage,
12,815	Series D-1, Class I, Rev., VRDO, LOC: FNMA, 0.280%, 03/07/11	12,815
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.280%, 03/07/11	22,000
9,340	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.270%, 03/07/11	9,340
52,000	State of Idaho, Rev., TAN, 2.000%, 06/30/11	52,273

		123,988

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 4.9%
	Chicago Board of Education,
37,370	Series B, GO, VRDO, AGM, 0.330%, 03/07/11	37,370
23,300	Series PT-2931, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 0.400%, 03/07/11	23,300
7,910	Series PT-3620, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 0.400%, 03/07/11	7,910
	Chicago O’Hare International Airport,
21,135	Series ROCS-RR-II-R-11430, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.310%, 03/07/11	21,135
19,180	Series ROCS-RR-II-R-11517, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Citibank N.A., 0.310%, 03/07/11	19,180
26,765	Series ROCS-RR-II-R-12245, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 03/07/11 (e)	26,765
31,680	Series ROCS-RR-II-R-12246, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.310%, 03/07/11 (e)	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.270%, 03/07/11	2,500
6,000	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.280%, 03/07/11	6,000
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, GO, VRDO, LOC: Bank of New York, 0.180%, 03/01/11	10,380
	City of Chicago, Water, Senior Lien,
19,720	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.260%, 03/07/11	19,720
9,860	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.260%, 03/07/11	9,860
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank, 0.330%, 03/07/11	4,300
	Deutsche Bank Spears/Lifers Trust Various States,
23,130	Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	23,130
25,585	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	25,585
10,345	Series DB-307, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	10,345
23,835	Series DB-309, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	23,835

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Illinois — Continued
18,965	Series DB-315, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	18,965
15,710	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	15,710
10,945	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	10,945
5,235	Series DB-400, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	5,235
16,130	Series DB-475, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.270%, 03/07/11	16,130
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,060	Series 2006-0003, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	9,060
10,270	Series 2006-0131, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,270
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,365	Series 2006-0098, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	27,365
41,265	Series 2006-0104, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.230%, 03/01/11 (e)	41,265
28,850	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	28,850
11,990	Illinois Educational Facilities Authority, ACI/Cultural Pooled Financing, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	11,990
3,400	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.330%, 03/07/11	3,400
30,175	Illinois Finance Authority, Series 3089, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.260%, 03/07/11 (e)	30,175
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/07/11	3,286
10,000	Illinois Finance Authority, IDR, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.310%, 03/07/11	10,000
15,000	Illinois Finance Authority, Loyola University Health System, Series B, Rev., VRDO, LOC: Harris N.A., 0.230%, 03/07/11	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/07/11	8,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — Continued
14,905	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-3, Rev., VRDO, 0.230%, 03/07/11	14,905
	Illinois Finance Authority, OSF Healthcare System,
70,000	Series F, Rev., VRDO, AGM, 0.270%, 03/07/11	70,000
7,275	Series G, Rev., VRDO, LOC: Wachovia Bank N.A., 0.240%, 03/01/11	7,275
2,435	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank, 0.500%, 03/07/11	2,435
8,057	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.190%, 03/07/11	8,057
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.260%, 03/07/11	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.280%, 03/07/11	7,500
5,450	Illinois Housing Development Authority, Multi-Family Housing, Southern Hills/Orlando, Series B, Rev., VRDO, AGM, 0.320%, 03/07/11	5,450
	Illinois State Toll Highway Authority,
66,600	Series A-1B, Rev., VRDO, AGM, 0.290%, 03/07/11	66,600
79,700	Series B, Rev., VRDO, AGM, 0.300%, 03/07/11	79,700
	Illinois State Toll Highway Authority, Senior Priority,
38,000	Series A-1, Rev., VRDO, 0.380%, 03/07/11	38,000
47,440	Series A-2, Rev., VRDO, 0.380%, 03/07/11	47,440
19,700	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.240%, 03/07/11	19,700
1,640	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.440%, 03/07/11	1,640
	Puttable Floating Option Tax-Exempt Receipts,
13,635	Series PT-4681, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.330%, 03/07/11 (e)	13,635
13,620	Series PT-4682, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.330%, 03/07/11 (e)	13,620

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Illinois — Continued
	Regional Transportation Authority,
17,955	Series DCL-020, Rev., VRDO, AGM, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.320%, 03/07/11	17,955
14,495	Series PT-2394, GO, VRDO, FGIC, 0.400%, 03/07/11	14,495
16,800	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 03/07/11	16,800
53,498	University of Illinois, Utility Infrastructure Projects, COP, VRDO, 0.250%, 03/07/11	53,498
10,700	Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 03/07/11	10,700

		1,088,721

	Indiana — 1.5%
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.460%, 03/07/11	5,000
26,460	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	26,460
9,495	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	9,495
13,580	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	13,580
25,720	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	25,720
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,295	Series 2006-0092, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	17,295
14,485	Series 2006-0100, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	14,485
21,325	Series 2006-0138, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	21,325
24,125	Indiana Finance Authority, Ascension, Series E-8, Rev., VRDO, 0.230%, 03/07/11	24,125

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Indiana — Continued
14,400	Indiana Finance Authority, Duke Energy Industry Project, Series A-4, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/11	14,400
15,000	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Citibank N.A., 0.230%, 03/07/11	15,000
18,585	Indiana Health & Educational Facilities Financing Authority, Clarian Health Obligation, Rev., VRDO, AGM, 0.320%, 03/07/11	18,585
33,200	Indiana Health Facility Financing Authority, Ascension, Series A-2, Rev., VRDO, 0.230%, 03/07/11	33,200
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	2,385
6,020	Indiana Housing & Community Development Authority, Series 1423-R, Rev., VRDO, GNMA/FNMA, 0.400%, 03/07/11	6,020
6,900	Indiana State Finance Authority, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.230%, 03/07/11	6,900
28,045	Indiana Transportation Finance Authority, Series PT-3610, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.400%, 03/07/11	28,045
5,115	Indianapolis Local Public Improvement Bond Bank, Series PT-3532, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.470%, 03/07/11	5,115
	Puttable Floating Option Tax-Exempt Receipts,
13,905	Series PT-3961, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.400%, 03/07/11	13,905
5,730	Series PT-3962, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, 0.400%, 03/07/11	5,730
10,025	Series PT-3986, Rev., VRDO, FGIC, LIQ: Wells Fargo & Co., 0.260%, 03/07/11	10,025
19,405	Wells Fargo Stage Trust, Series 2009-77C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/11 (e)	19,405
11,490	Zionsville Community Schools Building Corp., Series DCL 047, Rev., VRDO, AGM, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.320%, 03/07/11	11,490

		347,690

	Iowa — 0.4%
24,500	City of Iowa City, Rev., VRDO, 0.230%, 03/01/11	24,500

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Iowa — Continued
18,415	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	18,415
30,200	Iowa Finance Authority, Private College Facility, Drake University Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.230%, 03/01/11	30,200
	Iowa Finance Authority, Single Family Mortgage,
4,400	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 0.270%, 03/07/11	4,400
5,545	Series I, Rev., VRDO, GNMA/FNMA/COLL, 0.270%, 03/07/11	5,545

		83,060

	Kansas — 0.6%
9,780	City of Overland Park, Series SG-155, GO, VRDO, 0.260%, 03/07/11	9,780
	Kansas Development Finance Authority, Sisters of Charity,
17,710	Series C, Rev., VRDO, 0.200%, 03/01/11	17,710
56,600	Series D, Rev., VRDO, 0.200%, 03/01/11	56,600
12,700	Kansas State Department of Transportation, Highway, Series D, Rev., VRDO, LIQ: Dexia Credit Local, 0.310%, 03/07/11	12,700
40,470	Wyandotte County-Kansas City Unified Government, Temporary Notes, GO, 0.400%, 03/01/12	40,470

		137,260

	Kentucky — 2.7%
8,880	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/07/11	8,880
	Kentucky Housing Corp.,
19,350	Series F, Rev., VRDO, AMT, 0.340%, 03/07/11	19,350
21,925	Series H, Rev., VRDO, AMT, 0.340%, 03/07/11	21,925
21,000	Series M, Rev., VRDO, AMT, 0.340%, 03/07/11	21,000
	Kentucky Public Energy Authority,
222,849	Series A-1, Rev., VRDO, 0.320%, 03/07/11	222,849
208,135	Series A-2, Rev., VRDO, 0.320%, 03/07/11	208,135
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	7,990

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kentucky — Continued
40,000	Lexington-Fayette Urban County Government, Series E, GO, BAN, 2.000%, 08/01/11	40,260
39,500	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.200%, 03/01/11	39,500
6,810	Puttable Floating Option Tax-Exempt Receipts, Series PT-4149, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.400%, 03/07/11	6,810

		596,699

	Louisiana — 0.6%
13,200	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/07/11	13,200
2,300	East Baton Rouge Parish Industrial Development Board, Inc., Exxonmobil Project, Series B, Rev., VRDO, 0.160%, 03/01/11	2,300
	Eclipse Funding Trust, Solar Eclipse,
21,110	Series 2007-0042, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	21,110
19,620	Series 2007-0059, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.230%, 03/01/11 (e)	19,620
18,030	Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	18,030
19,810	Parish of St. James, Pollution Control, Texaco Project, Series A, Rev., VRDO, 0.170%, 03/01/11	19,810
19,760	Parish of St. John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.250%, 03/07/11	19,760
10,000	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	10,000
6,490	State of Louisiana, Gas And Fuels Tax, Series ROCS RR II R-11899, Rev., VRDO, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	6,490

		130,320

	Maine — 0.4%
13,005	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	13,005
68,300	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, AGM, 0.250%, 03/07/11	68,300

		81,305

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Maryland — 2.0%
2,635	Austin Trust Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.400%, 03/07/11	2,635
20,525	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.350%, 03/07/11	20,525
19,220	Maryland Community Development Administration, Series J, Rev., VRDO, 0.290%, 03/07/11	19,220
14,200	Maryland Community Development Administration, Residential, Series C, Rev., VRDO, 0.260%, 03/07/11	14,200
39,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System, Series B, Rev., VRDO, LOC: Manufacturers and Traders, 0.260%, 03/07/11	39,000
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 03/07/11	3,135
9,320	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Fort Washington Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.290%, 03/07/11	9,320
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.260%, 03/07/11	18,000
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 03/07/11	11,700
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.330%, 03/07/11	15,200

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Maryland — Continued
	Maryland State Community Development Administration, Residential,
44,305	Series F, Rev., VRDO, 0.290%, 03/07/11	44,305
29,050	Series M, Rev., VRDO, 0.290%, 03/07/11	29,050
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	9,865
21,170	Maryland State Health & Higher Educational Facilities Authority, Loyola College, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/07/11	21,170
27,268	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	27,268
24,700	Maryland State Health & Higher Educational Facilities Authority, University of Maryland Medical Systems, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 03/01/11	24,700
15,160	Maryland State Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	15,160
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.320%, 03/07/11	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	53,365
	Washington Suburban Sanitation District,
13,860	Series A, BAN, GO, VRDO, 0.260%, 03/07/11	13,860
8,100	Series A, BAN, GO, VRDO, 0.270%, 03/07/11	8,100
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.270%, 03/07/11	5,100
21,000	Wells Fargo Stage Trust, Series 16C, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/11 (e)	21,000

		459,928

	Massachusetts — 3.0%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	6,030

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Massachusetts — Continued
16,480	City of Boston, Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.290%, 03/07/11 (e)	16,480
	Commonwealth of Massachusetts,
50,000	Series A, GO, RAN, 2.000%, 04/28/11	50,135
25,350	Series B, GO, VRDO, 0.280%, 03/07/11	25,350
18,900	Commonwealth of Massachusetts, Central Artery, Series B, GO, VRDO, 0.200%, 03/01/11	18,900
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,790	Series 2007-0010, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	13,790
30,860	Series 2007-0032, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	30,860
	Macon Trust Various States,
77,210	Series 2007-343, Rev., VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.450%, 03/07/11	77,210
62,649	Series 2007-344, Rev., VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.450%, 03/07/11	62,649
6,000	Massachusetts Development Finance Agency, Series PT-923, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/11	6,000
30,025	Massachusetts Development Finance Agency, Boston University, Series U-6E, Rev., VRDO, LOC: Bank of Nova Scotia, 0.180%, 03/07/11	30,025
9,600	Massachusetts Development Finance Agency, Eaglebrook School, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	9,600
3,800	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.430%, 03/07/11	3,800
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.270%, 03/07/11	4,500
14,790	Massachusetts Educational Financing Authority, Education Loan, Series ROCS-RR-II-R-11649, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.320%, 03/07/11 (e)	14,790
14,800	Massachusetts Health & Educational Facilities Authority, Series J-2, Rev., VRDO, 0.210%, 03/01/11	14,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — Continued
	Massachusetts Health & Educational Facilities Authority, Amherst College,
14,792	Series H, Rev., VAR, 0.430%, 03/07/11	14,792
14,110	Series I, Rev., VRDO, 0.220%, 03/07/11	14,110
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
26,900	Series E, Rev., VRDO, LOC: Fleet National Bank, 0.200%, 03/01/11	26,900
12,200	Series M-4A, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	12,200
57,600	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.230%, 03/01/11	57,600
9,520	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.290%, 03/07/11 (e)	9,520
10,480	Massachusetts Water Resources Authority, Series A, Rev., VRDO, 0.280%, 03/07/11	10,480
	Massachusetts Water Resources Authority, Multimodal,
55,650	Series B, Rev., VRDO, LOC: Helaba, 0.230%, 03/07/11	55,650
11,950	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.230%, 03/01/11	11,950
13,440	Puttable Floating Option Tax-Exempt Receipts, Series MT-558, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/11	13,440
13,700	University of Massachusetts Building Authority, Series 3, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/11	13,700
9,000	University of Massachusetts Building Authority, Senior Community Guaranteed, Series 4, Rev., VRDO, 0.240%, 03/07/11	9,000
39,170	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/11 (e)	39,170

		673,431

	Michigan — 1.8%
	Detroit City School District,
25,730	Series DCL 045, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.460%, 03/07/11	25,730
80,045	Series PT-3480, GO, VRDO, AGM, Q-SBLF, LIQ: Dexia Credit Local, 0.420%, 03/07/11	80,045
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	12,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Michigan — Continued
	Michigan State Housing Development Authority, Rental Housing,
65,125	Series C, Rev., VRDO, AMT, 0.310%, 03/07/11	65,125
62,975	Series D, Rev., VRDO, AMT, 0.320%, 03/07/11	62,975
7,300	Michigan State Housing Development Authority, Single Family Mortgage, Series C, Rev., VRDO, 0.270%, 03/07/11	7,300
1,600	Michigan State University, Rev., VRDO, 0.220%, 03/07/11	1,600
16,595	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	16,595
	Puttable Floating Option Tax-Exempt Receipts,
7,885	Series MT-631, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.480%, 03/07/11 (e)	7,885
10,000	Series PT-4668, Rev., VRDO, LIQ: Bank of America N.A., 0.330%, 03/07/11 (e)	10,000
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.300%, 03/07/11	48,745
26,295	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.300%, 03/07/11	26,295
7,440	University of Michigan, Hospital, Series A, Rev., VRDO, 0.190%, 03/01/11	7,440
	University of Michigan, Medical Services Plan,
17,550	Series A, Rev., VRDO, 0.200%, 03/07/11	17,550
19,740	Series A-1, Rev., VRDO, 0.100%, 03/01/11	19,740

		409,525

	Minnesota — 1.7%
12,915	Center City Health Care Facilities, Hazelden Foundation Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/01/11	12,915
	City of Robbinsdale, North Memorial,
24,900	Series A-2, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.230%, 03/01/11	24,900
13,070	Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 03/01/11	13,070
67,850	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.250%, 03/07/11	67,850

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Minnesota — Continued
13,900	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.250%, 03/07/11	13,900
21,800	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Health Care Facilities, Series A, Rev., VRDO, AGM, 0.240%, 03/01/11	21,800
11,000	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Hospital & Clinics, Series A, Rev., VRDO, AGM, 0.240%, 03/01/11	11,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.270%, 03/07/11	5,000
24,965	Series C, Rev., VRDO, AMT, 0.270%, 03/07/11	24,965
4,685	Series J, Rev., VRDO, AMT, 0.270%, 03/07/11	4,685
135,125	Minnesota School District Capital Equipment Borrowing Program, Series B, COP, 2.000%, 09/01/11	136,245
22,490	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-19, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.260%, 03/07/11 (e)	22,490
14,895	Wells Fargo State Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/11 (e)	14,895

		373,715

	Mississippi — 0.5%
	Mississippi Business Finance Corp., Chevron USA, Inc.,
11,250	Series F, Rev., VRDO, 0.180%, 03/07/11	11,250
34,600	Series G, Rev., VRDO, 0.170%, 03/01/11	34,600
	Mississippi Business Finance Corp., Chevron USA, Inc.,
7,300	Series K, Rev., VRDO, 0.170%, 03/01/11	7,300
5,100	Series L, Rev., VRDO, 0.170%, 03/01/11	5,100
300	Mississippi Business Finance Corp., Chevron USA, Inc. Project, Series F, Rev., VRDO, 0.170%, 03/01/11	300
25,000	Mississippi Development Bank Special Obligation, Harrison County Coliseum, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/07/11	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Mississippi — Continued
25,000	Perry County Pollution Control, Leaf River Forest Product Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/07/11	25,000

		108,550

	Missouri — 1.1%
17,500	City of North Kansas, City Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	17,500
11,875	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	11,875
1,950	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.540%, 03/07/11	1,950
49,355	Missouri Development Finance Board, Kauffman Center for Performing Arts, Series A, Rev., VRDO, 0.260%, 03/01/11	49,355
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Bank, 0.290%, 03/07/11	17,250
10,000	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-11532, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.310%, 03/07/11	10,000
29,850	Missouri State Health & Educational Facilities Authority, Bethesda Health Group, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/01/11	29,850
14,790	Missouri State Health & Educational Facilities Authority, Rockhurst University, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	14,790
16,900	Missouri State Health & Educational Facilities Authority, SSM Health Care Services, Series C-4, Rev., VRDO, AGM, 0.260%, 03/07/11	16,900
7,710	Missouri State Health & Educational Facilities Authority, St. Francis Medical Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	7,710
	Missouri State Health & Educational Facilities Authority, St. Louis University,
9,390	Rev., VRDO, 0.190%, 03/01/11	9,390
43,530	Series B, Rev., VRDO, 0.200%, 03/01/11	43,530
	Missouri State Health & Educational Facilities Authority, Washington University,
10,025	Series B, Rev., VRDO, 0.170%, 03/01/11	10,025

		240,125

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Montana — 0.1%
30,000	Montana Board of Investments, Colstrip Project, Rev., VRDO, LOC: Union Bank N.A., 0.250%, 03/07/11	30,000

	Nebraska — 0.1%
18,955	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11 (e)	18,955

	Nevada — 1.1%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11	42,750
14,800	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	14,800
37,345	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.250%, 03/07/11	37,345
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.350%, 03/07/11	13,100
12,000	Director of the State of Nevada Department of Business & Industry, Nevada Cancer Institute Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	12,000
12,780	Eclipse Funding Trust, Solar Eclipse, Henderson, Series 2006-0094, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	12,780
9,835	Eclipse Funding Trust, Solar Eclipse, Truckee Meadows, Series 2007-0015, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	9,835
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.390%, 03/07/11	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 03/07/11	8,750
3,190	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.330%, 03/07/11	3,190
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.330%, 03/07/11 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Exchange Bank, 0.330%, 03/07/11	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	3,430

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Nevada — Continued
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	12,710
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	21,000

		248,740

	New Hampshire — 0.3%
11,580	New Hampshire Business Finance Authority, Mark H. Wentworth Home, Rev., VRDO, LOC: TD Banknorth N.A., 0.190%, 03/07/11	11,580
30,400	New Hampshire Health & Education Facilities Authority, Saint Anselm College, Rev., VRDO, LOC: RBS Citizens N.A., 0.260%, 03/07/11	30,400
16,775	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.400%, 03/07/11	16,775
12,610	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.280%, 03/07/11	12,610
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.210%, 03/07/11	5,200

		76,565

	New Jersey — 2.4%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.320%, 03/07/11	575
17,700	Deutsche Bank Spears/Lifers Trust Various States, Series DB-339, Rev., VRDO, AGM, AMBAC, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	17,700
15,000	New Jersey EDA, Pivotal Utility, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ, 0.190%, 03/01/11	15,000
13,520	New Jersey EDA, Presbyterian Homes Association, Series A, Rev., VRDO, LOC: Commerce Bank N.A., 0.190%, 03/07/11	13,520

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — Continued
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	37,910
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	1,500
16,095	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.260%, 03/07/11	16,095
14,065	New Jersey Health Care Facilities Financing Authority, Somerset Medical Center, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/07/11	14,065
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	1,300
19,750	New Jersey Health Care Facilities Financing Authority, Virtua Health, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/07/11	19,750
12,960	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing, Series P, Rev., VRDO, 0.330%, 03/07/11	12,960
6,070	New Jersey State Turnpike Authority, Series PT-3602, Rev., VRDO, NATL-RE-IBC, LIQ: Dexia Credit Local, 0.390%, 03/07/11	6,070
	New Jersey Transportation Trust Fund Authority,
21,950	Series PT-2500, Rev., VRDO, NATL-RE, 0.390%, 03/07/11	21,950
5,760	Series PT-2711, Rev., VRDO, FGIC, 0.390%, 03/07/11	5,760
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,020	Series B-03, Rev., VRDO, NATL-RE, 0.260%, 03/07/11	27,020
29,200	Series B-04, Rev., VRDO, NATL-RE, 0.260%, 03/07/11	29,200
22,965	Series B23, Rev., VRDO, AMBAC-TCRS-BNY, 0.260%, 03/07/11	22,965
25,000	Nuveen New Jersey Investment Quality Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.510%, 03/07/11	25,000
	Puttable Floating Option Tax-Exempt Receipts,
31,700	Series MT-639, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.320%, 03/07/11 (e)	31,700

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New Jersey — Continued
12,000	Series PT-4643, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.470%, 03/07/11 (e)	12,000
14,075	Series PT-4689, Rev., VRDO, LIQ: Bank of America N.A., 0.320%, 03/07/11 (e)	14,075
13,300	Puttable Floating Option Tax-Exempt Receipts, New Jersey EDA, Series PT-4014, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 0.390%, 03/07/11	13,300
180,700	State of New Jersey, Rev., TRAN, 2.000%, 06/23/11	181,644

		541,059

	New Mexico — 0.2%
42,520	Puttable Floating Option Tax-Exempt Receipts, Series MT-637, Rev., VRDO, 0.400%, 03/07/11	42,520

	New York — 13.3%
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.390%, 03/07/11	15,980
47,411	County of Albany, Various Purpose, GO, 1.250%, 12/08/11	47,706
24,075	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	24,075
10,495	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,495
	Eclipse Funding Trust, Solar Eclipse, New York,
11,385	Series 2006-0029, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	11,385
11,305	Series 2006-0112, Rev., VRDO, AGM-CR, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11 (e)	11,305
20,815	Series 2006-0159, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	20,815
8,200	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.180%, 03/01/11	8,200
	Metropolitan Transportation Authority,
74,090	Series A, Rev., VRDO, AGM, 0.330%, 03/07/11	74,090
60,750	Series B, Rev., VRDO, AGM, 0.330%, 03/07/11	60,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
87,200	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/07/11	87,200
1,800	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 03/01/11	1,800
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.270%, 03/07/11	19,800
19,050	Series 2006-0103, Class A, Rev., VRDO, BHAC, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.270%, 03/07/11	19,050
	New York City,
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	11,250
21,000	Series B4, GO, VRDO, 0.260%, 03/07/11	21,000
8,900	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.220%, 03/01/11	8,900
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.270%, 03/07/11	11,500
27,100	Series H, Subseries H-2, GO, VRDO, NATL-RE, 0.190%, 03/01/11	27,100
13,400	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.220%, 03/07/11	13,400
27,400	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.210%, 03/01/11	27,400
1,500	Series I, Subseries I-5, GO, VRDO, LOC: California Public Employee Retirement Fund, 0.220%, 03/01/11	1,500
8,900	Series I, Subseries I-8, GO, VRDO, LOC: Bank of America N.A., 0.170%, 03/01/11	8,900
9,750	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.250%, 03/07/11	9,750
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.210%, 03/01/11	100
16,105	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.230%, 03/01/11	16,105
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.230%, 03/07/11	11,000
6,815	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.110%, 03/01/11	6,815
14,510	Subseries A-6, GO, VRDO, LOC: Helaba, 0.240%, 03/07/11	14,510
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.280%, 03/07/11	15,750
13,090	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.220%, 03/07/11	13,090
3,700	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.120%, 03/01/11	3,700

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
2,900	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.180%, 03/01/11	2,900
100	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.130%, 03/01/11	100
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.220%, 03/07/11	18,300
7,600	Subseries H-4, GO, VRDO, LOC: Bank of New York, 0.100%, 03/01/11	7,600
19,015	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.210%, 03/01/11	19,015
18,600	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/11	18,600
13,090	Subseries L-6, GO, VRDO, 0.120%, 03/01/11	13,090
9,400	New York City Capital Resources Corp., Loan Enhanced Assistance, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	9,400
	New York City Housing Development Corp., Multi-Family Housing,
41,665	Series C-3, Rev., VRDO, LIQ: Bank of America N.A., 0.260%, 03/07/11	41,665
10,155	Series ROCS-RR-II-R-11667, Rev., VRDO, GNMA COLL, FHA, LIQ: Citibank N.A., 0.270%, 03/07/11	10,155
23,000	Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.280%, 03/07/11 (e)	23,000
35,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	35,000
13,500	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 03/07/11	13,500
7,255	New York City Housing Development Corp., Multi-Family Housing, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	7,255
15,900	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/07/11	15,900
10,300	New York City Housing Development Corp., Multi-Family Housing, 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	10,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
13,500	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	13,500
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/07/11	3,070
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	13,600
19,400	New York City Housing Development Corp., Multi-Family Housing, Lexington Courts, Series A, Rev., VRDO, LIQ: FHLMC, 0.220%, 03/07/11	19,400
4,300	New York City Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/07/11	4,300
15,000	New York City Housing Development Corp., Multi-Family Housing, One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	15,000
7,800	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 03/07/11	7,800
8,875	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.270%, 03/07/11	8,875
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.260%, 03/07/11	12,930
40,000	New York City Housing Development Corp., Multi-Family Housing, West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	40,000
21,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.250%, 03/07/11	21,200
4,710	New York City Industrial Development Agency, Planned Parenthood Project, Rev., VRDO, LOC: Bank of America N.A., 0.490%, 03/07/11	4,710
8,000	New York City Municipal Water Finance Authority, Series F, Subseries F-2, Rev., VRDO, 0.250%, 03/01/11	8,000

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
	New York City Municipal Water Finance Authority, 2nd Generation,
14,600	Series DD-1, Class A, Rev., VRDO, 0.120%, 03/01/11	14,600
24,000	Series DD-3B, Rev., VRDO, 0.140%, 03/01/11	24,000
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
2,500	Series 2008-BB-1, Rev., VRDO, 0.160%, 03/01/11	2,500
7,850	Series BB-1, Rev., VRDO, 0.210%, 03/01/11	7,850
74,390	Series CC-1, Rev., VRDO, 0.190%, 03/01/11	74,390
15,400	New York City Municipal Water Finance Authority, Water & Sewer Systems, Subseries B-4, Rev., VRDO, 0.230%, 03/07/11	15,400
	New York City Transitional Finance Authority,
15,000	Series ROCS-RR-II-R-12319, Rev., VRDO, LIQ: Citibank N.A., 0.250%, 03/07/11 (e)	15,000
21,610	Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.300%, 03/07/11	21,610
7,280	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.220%, 03/07/11	7,280
	New York City Transitional Finance Authority, EAGLE,
3,360	Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.270%, 03/07/11	3,360
36,060	Series 2007-0014, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.270%, 03/07/11	36,060
100	New York City Transitional Finance Authority, Future Tax Secured, Series B, Rev., VRDO, 0.210%, 03/01/11	100
	New York City Transitional Finance Authority, New York City Recovery,
3,660	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.280%, 03/07/11	3,660
14,000	Series 1, Subseries 1E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.230%, 03/07/11	14,000
12,430	Series 3, Subseries 3-B, Rev., VRDO, 0.160%, 03/01/11	12,430
18,285	Series 3, Subseries 3-C, Rev., VRDO, 0.330%, 03/07/11	18,285
31,845	Series 3, Subseries 3-D, Rev., VRDO, 0.330%, 03/07/11	31,845

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
34,135	Series 3, Subseries 3-E, Rev., VRDO, 0.250%, 03/01/11	34,135
14,770	Series 3, Subseries 3-H, Rev., VRDO, 0.110%, 03/01/11	14,770
	New York City Trust for Cultural Resources, American Museum of Natural History,
950	Series A1, Rev., VRDO, 0.140%, 03/01/11	950
10,250	Series A2, Rev., VRDO, 0.210%, 03/01/11	10,250
	New York City, Fiscal 2008,
31,150	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/01/11	31,150
4,150	Subseries J-9, GO, VRDO, 0.220%, 03/07/11	4,150
11,110	Subseries J-10, GO, VRDO, 0.230%, 03/07/11	11,110
3,750	Subseries J-11, GO, VRDO, 0.250%, 03/07/11	3,750
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.270%, 03/07/11	49,500
	New York Liberty Development Corp., World Trade Center Project,
355,000	Rev., VRDO, 0.350%, 08/04/11	355,000
50,000	Series A-1, Rev., VRDO, 0.420%, 01/19/12	50,000
16,160	New York Liberty Development Project, Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	16,160
	New York Local Government Assistance Corp.,
11,421	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 03/07/11	11,421
10,300	Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.280%, 03/07/11	10,300
4,400	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.310%, 03/07/11 (e)	4,400
1,200	New York Mortgage Agency, Homeowner Mortgage, Series 150, Rev., VRDO, AMT, 0.200%, 03/01/11	1,200
20,800	New York State Dormitory Authority, City University, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/07/11	20,800
87,200	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.250%, 03/07/11	87,200
	New York State Dormitory Authority, Mental Health Services,
11,055	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.230%, 03/07/11	11,055

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
7,215	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.230%, 03/07/11	7,215
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.220%, 03/07/11	10,490
17,460	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.260%, 03/07/11	17,460
1,800	New York State Housing Finance Agency, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	1,800
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	2,755
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	8,000
	New York State Housing Finance Agency, 150 East 44th Street,
37,200	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	37,200
4,100	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	4,100
65,800	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.330%, 03/07/11	65,800
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, 0.230%, 03/07/11	4,200
30,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/07/11	30,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 03/07/11	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	9,600
50,000	New York State Housing Finance Agency, 600 West 42nd Street Housing, Series A, Rev., VRDO, LOC: Bank of New York, 0.280%, 03/07/11	50,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
98,900	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 03/07/11	98,900
10,300	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	10,300
9,550	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	9,550
39,000	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	39,000
45,900	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	45,900
24,300	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.240%, 03/07/11	24,300
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	7,050
22,400	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 03/07/11	22,400
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.260%, 03/07/11	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 03/07/11	11,300
30,800	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 03/07/11	30,800
4,850	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 03/07/11	4,850
10,000	New York State Housing Finance Agency, Victory Housing, Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 03/07/11	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	7,700

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 03/07/11	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	100
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	5,500
16,275	New York State Urban Development Corp., Series 2008-053, Rev., VRDO, NATL-RE, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.290%, 03/07/11	16,275
31,000	Nuveen New York Select Quality Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.510%, 03/07/11	31,000
47,825	Onondaga County, New York Trust Cultural, Syracuse University Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/07/11	47,825
33,905	Sales Tax Asset Receivable Corp., Series ROCS-RR-II-R-10395, Rev., VRDO, AGM-CR, MBIA, 0.260%, 03/07/11 (e)	33,905
	Triborough Bridge & Tunnel Authority,
7,685	Subseries B-3, Rev., VRDO, 0.260%, 03/07/11	7,685
84,550	Subseries B-4, Rev., VRDO, 0.280%, 03/07/11	84,550
60,855	Subseries CD, Rev., VRDO, AGM, 0.270%, 03/07/11	60,855
6,450	Trust for Cultural Resources, Lincoln Center, Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 03/01/11	6,450
17,890	Wells Fargo Stage Trust, Series 2009-12C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/11 (e)	17,890

		2,985,142

	North Carolina — 3.6%
	Buncombe County Metropolitan Sewerage District,
32,480	Series A, Rev., VRDO, 0.260%, 03/07/11	32,480
20,605	Series B, Rev., VRDO, 0.260%, 03/07/11	20,605
	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare,
50,955	Series F, Rev., VRDO, AGM, 0.330%, 03/07/11	50,955

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — Continued
23,420	Series H, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.190%, 03/01/11	23,420
27,475	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/07/11	27,475
6,820	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.280%, 03/07/11	6,820
1,500	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.270%, 03/07/11	1,500
	City of Greensboro, Combined Enterprise System,
22,690	Series B, Rev., VRDO, 0.240%, 03/07/11	22,690
29,460	Mecklenburg County, Series D, GO, VRDO, 0.360%, 09/26/11 (i)	29,460
	New Hanover County, Hospital, New Hanover Regional Medical,
6,265	Series A-2, Rev., VRDO, AGM, 0.350%, 03/07/11	6,265
23,690	Series B-2, Rev., VRDO, AGM, 0.350%, 03/07/11	23,690
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11	48,000
4,355	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	4,355
18,045	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	18,045
11,350	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	11,350
16,260	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	16,260
6,100	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	6,100
4,160	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.350%, 03/07/11	4,160
18,480	North Carolina Medical Care Commission, Cleveland County Health, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/11	18,480

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	North Carolina — Continued
16,920	North Carolina Medical Care Commission, Duke University Hospital Project, Series A, GO, VRDO, 0.240%, 03/07/11	16,920
28,900	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VRDO, 0.250%, 03/07/11	28,900
44,610	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	44,610
14,570	North Carolina Medical Care Commission, Iredell Memorial Hospital, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	14,570
	North Carolina Medical Care Commission, Moses Cone Health System,
43,540	Rev., VRDO, 0.200%, 03/01/11	43,540
34,350	Series A, Rev., VRDO, 0.250%, 03/07/11	34,350
32,300	Series B, Rev., VRDO, 0.250%, 03/07/11	32,300
4,800	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 03/07/11	4,800
29,300	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.280%, 03/07/11	29,300
16,625	Person County Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., Rev., VRDO, LOC: Credit Industriel et Commercial, 0.280%, 03/07/11	16,625
5,560	State of North Carolina, Public Improvement, Series D, GO, VRDO, 0.230%, 03/07/11	5,560
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11	19,800
	University of North Carolina at Chapel Hill, University Hospital,
35,690	Series A, Rev., VRDO, 0.220%, 03/01/11	35,690
11,400	Series A, Rev., VRDO, 0.250%, 03/07/11	11,400
39,975	Series A, Rev., VRDO, 0.260%, 03/07/11	39,975
18,700	Series B, Rev., VRDO, 0.220%, 03/01/11	18,700
	Wake County, School,
18,100	Series A, GO, VRDO, 0.280%, 03/07/11	18,100
11,500	Series B, GO, VRDO, 0.280%, 03/07/11	11,500
15,800	Winston-Salem City, Series C, COP, VRDO, 0.250%, 03/07/11	15,800

		814,550

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Dakota — 0.1%
11,085	City of Grand Forks, The United Hospital Obligation Group, Series A, Rev., VRDO, LOC: Lasalle National Bank, 0.270%, 03/01/11	11,085
	North Dakota State Housing Finance Agency, Home Mortgage,
1,500	Series A, Rev., VRDO, 0.280%, 03/07/11	1,500
9,205	Series B, Rev., VRDO, 0.280%, 03/07/11	9,205
12,000	Series C, Rev., VRDO, 0.280%, 03/07/11	12,000

		33,790

	Ohio — 1.7%
	Allen County, Catholic Healthcare,
28,000	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/11	28,000
640	Series C, Rev., VRDO, LOC: Bank of Nova Scotia, 0.200%, 03/01/11	640
7,909	Austin Trust Various States, Series 2008-3308, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Bank of America N.A., 0.400%, 03/07/11	7,909
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.280%, 03/07/11	1,375
3,070	County of Hamilton, Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Bank, 0.330%, 03/07/11	3,070
11,445	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	11,445
5,860	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	5,860
3,100	Franklin County, Holy Cross Health System, Rev., VRDO, 0.250%, 03/07/11	3,100
5,300	Ohio Housing Finance Agency, Residential Mortgage, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.400%, 03/07/11	5,300
20,175	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program, Series M, Rev., VRDO, AMT, GNMA/FNMA, 0.260%, 03/07/11	20,175
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
19,100	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.270%, 03/07/11	19,100

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Ohio — Continued
28,070	Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.260%, 03/07/11	28,070
32,200	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.260%, 03/07/11	32,200
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
25,850	Series A, Rev., VRDO, 0.220%, 03/01/11	25,850
900	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/11	900
7,510	Ohio State Turnpike Commission, Series PT-3839, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 0.400%, 03/07/11	7,510
	Puttable Floating Option Tax-Exempt Receipts,
44,350	Rev., VRDO, LIQ: Bank of America N.A., 0.380%, 03/07/11 (e)	44,350
39,170	Series MT-567, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.430%, 03/07/11	39,170
32,585	Series MT-667, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 03/07/11 (e)	32,585
51,730	Series MT-670, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.490%, 03/07/11 (e)	51,730
8,145	Series PT-4481, Rev., VRDO, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 0.400%, 03/07/11	8,145

		376,484

	Oklahoma — 0.3%
20,000	Oklahoma Development Finance Authority, Series A2, Rev., VRDO, AGC, 0.250%, 03/07/11	20,000
15,305	Oklahoma State Capital Improvement Authority, Higher Education, Series D1, Rev., VRDO, 0.270%, 03/01/11	15,305
14,665	Oklahoma University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.290%, 03/07/11	14,665
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	10,490

		60,460

	Oregon — 1.1%
7,800	City of Portland, Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.360%, 03/07/11	7,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — Continued
15,450	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/07/11	15,450
6,925	Oregon State Housing & Community Services Department, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 03/07/11	6,925
	Oregon State Housing & Community Services Department, Single Family Mortgage Program,
13,685	Series F, Rev., VRDO, AMT, 0.250%, 03/07/11	13,685
35,000	Series F, Rev., VRDO, AMT, 0.370%, 03/07/11	35,000
30,000	Series H, Rev., VRDO, AMT, 0.280%, 03/07/11	30,000
17,300	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/11	17,300
57,800	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.280%, 03/07/11	57,800
64,040	Port of Portland, Portland International Airport, Series 18, Subseries 18B, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.250%, 03/07/11	64,040

		248,000

	Other Territories — 5.1%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.330%, 03/07/11	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
17,405	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	17,405
8,445	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	8,445
11,345	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	11,345
14,110	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	14,110
70,130	Series DB-331, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.290%, 03/07/11	70,130
11,960	Series DB-343, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	11,960
28,625	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.330%, 03/07/11	28,625

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Territories — Continued
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
19,100	Rev., VRDO, LIQ: FHLMC, 0.330%, 03/07/11	19,100
94,075	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 03/07/11	94,075
18,979	Series M019, Class A, Rev., VRDO, FHLMC, 0.310%, 03/07/11	18,979
25,113	Series M020, Class A, Rev., VRDO, FHLMC, 0.310%, 03/07/11	25,113
19,790	Series M023, Class A, Rev., VRDO, FHLMC, 0.310%, 03/07/11	19,790
130,000	Nuveen Insured Municipal Bond, 0.510%, 03/07/11	130,000
74,500	Nuveen Municipal Market Opportunity Fund, Inc., VRDO, LIQ: Deutsche Bank AG, 0.460%, 03/07/11 (e)	74,500
	Puttable Floating Option Tax-Exempt Receipts,
51,850	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.400%, 03/07/11	51,850
38,620	Series PPT-34, Class A, FHLMC, LIQ: FHLMC, 0.360%, 03/07/11	38,620
93,025	Series PPT-1001, Class C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 03/07/11	93,025
170,830	Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/11	170,830
193,845	Series PPT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.290%, 03/07/11	193,845
26,900	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., LIQ: FHLMC, 0.410%, 03/07/11	26,900
8,380	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.330%, 03/07/11	8,380

		1,134,527

	Pennsylvania — 2.6%
51,975	Allegheny County Higher Education Building Authority, Carnegie Mellon University, Rev., VRDO, 0.200%, 03/01/11	51,975
15,400	Beaver County IDA, Firstenergy Generation, Pollution Control, Rev., VRDO, LOC: Barclays Bank plc, 0.200%, 03/01/11	15,400
12,600	Beaver County IDA, Firstenergy Nuclear, Pollution Control, Series B, Rev., VRDO, LOC: Citibank N.A., 0.230%, 03/07/11	12,600
8,395	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.210%, 03/07/11	8,395

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — Continued
64,000	City of Philadelphia, Series A, GO, TRAN, 2.000%, 06/30/11	64,274
33,000	Dallastown Area School District, GO, VAR, 1.530%, 04/01/11	33,038
41,020	Delaware River Port Authority, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.190%, 03/07/11	41,020
16,390	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series SGC-20, Class A, Rev., VRDO, LIQ: Societe Generale, 0.260%, 03/07/11	16,390
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.220%, 03/07/11	11,700
8,515	Lancaster County Hospital Authority, Health Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/11	8,515
18,435	Luzerne County IDA, Multifamily Housing, Series 35G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, LOC: Goldman Sachs & Co., 0.280%, 03/07/11	18,435
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,810	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	4,810
2,205	Series A-T2, Rev., VRDO, LIQ: FNMA, 0.260%, 03/07/11	2,205
16,780	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	16,780
17,500	Nuveen Pennsylvania Investment Quality Municipal Fund, VRDO, LIQ: Citibank N.A., 0.510%, 03/07/11	17,500
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.260%, 03/07/11	21,530
740	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.290%, 03/07/11	740
22,500	Pennsylvania Higher Educational Facilties Authority, Drexel University, Second Series, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 03/07/11	22,500
1,835	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.260%, 03/07/11	1,835

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Pennsylvania — Continued
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
25,000	Series 82-C, Rev., VRDO, AMT, 0.310%, 03/07/11	25,000
21,800	Series 83-C, Rev., VRDO, AMT, LOC: FNMA, 0.260%, 03/07/11	21,800
15,000	Series 85-B, Rev., VRDO, 0.260%, 03/07/11	15,000
27,425	Series 90C, Rev., VRDO, AMT, 0.260%, 03/07/11	27,425
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11	26,100
1,400	Pennsylvania Turnpike Commission, Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	1,400
10,400	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 03/07/11	10,400
	RBC Municipal Products, Inc. Trust, Floater Certificates,
19,800	Series E-15, Rev., VRDO, LIQ: Royal Bank of Canada, 0.270%, 03/07/11 (e)	19,800
30,000	Series E-16, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.260%, 03/07/11 (e)	30,000
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11	14,000
14,135	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/11 (e)	14,135

		574,702

	Puerto Rico — 0.1%
26,950	Austin Trust Various States, Series 2008-355, Rev., VRDO, LOC: Bank of America N.A., 0.440%, 03/07/11	26,950

	Rhode Island — 0.5%
9,770	Puttable Floating Option Tax-Exempt Receipts, Series PT-4670, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.400%, 03/07/11 (e)	9,770
23,380	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 0.220%, 03/07/11	23,380

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Rhode Island — Continued
2,080	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.550%, 03/07/11	2,080
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,100	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/07/11	11,100
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	6,650
14,145	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VRDO, LIQ: Bank of America N.A., 0.430%, 03/07/11	14,145
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.340%, 03/07/11	7,000
22,400	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.340%, 03/07/11	22,400
2,650	Rhode Island Industrial Facilities Corp., ExxonMobil Project, Rev., VRDO, 0.160%, 03/01/11	2,650
13,000	Rhode Island Student Loan Authority, Loan amount Program, Series B-4, Rev., VRDO, AMT, LOC: State Street Bank & Trust Co., 0.250%, 03/07/11	13,000

		112,175

	South Carolina — 1.2%
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/07/11	3,000
17,760	City of Charleston, Waterworks & Sewers, Capital Improvements, Series B, Rev., VRDO, 0.250%, 03/07/11	17,760
12,130	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.280%, 03/07/11	12,130
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	16,370
26,805	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	26,805
19,400	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	19,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	South Carolina — Continued
124,734	South Carolina Association of Governmental Organizations, COP, TAN, SCSDE, 2.000%, 04/15/11	124,984
10,510	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.210%, 03/01/11	10,510
900	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 03/07/11	900
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	18,000
1,585	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.520%, 03/07/11	1,585
3,765	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.490%, 03/07/11	3,765
10,000	South Carolina State Public Service Authority, EAGLE, Series 2006-0007, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.270%, 03/07/11	10,000

		265,209

	South Dakota — 0.7%
16,960	South Dakota Health & Educational Facilities Authority, Series 3109, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	16,960
28,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/01/11	28,000
	South Dakota Housing Development Authority, Home Ownership Mortgage,
14,525	Series A, Rev., VRDO, 0.230%, 03/07/11	14,525
45,000	Series C, Rev., VRDO, 0.280%, 03/07/11	45,000
12,000	Series C, Rev., VRDO, AMT, 0.300%, 03/07/11	12,000
19,200	Series C-1, Rev., VRDO, 0.280%, 03/07/11	19,200
10,300	Series D, Rev., VRDO, 0.300%, 03/07/11	10,300
5,000	Series F, Rev., VRDO, 0.310%, 03/07/11	5,000
8,700	Series G, Rev., VRDO, 0.280%, 03/07/11	8,700

		159,685

	Tennessee — 1.1%
	Blount County Public Building Authority, Local Government Public Improvement,
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	20,165

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — Continued
14,125	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	14,125
2,800	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	2,800
8,555	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	8,555
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	10,100
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.230%, 03/07/11	19,110
17,600	Clarksville Public Building Authority, Morristown Loans, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	17,600
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
12,020	Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	12,020
2,630	Rev., VRDO, LOC: Bank of America N.A., 0.320%, 03/07/11	2,630
14,575	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 03/07/11	14,575
6,405	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., VRDO, 0.200%, 03/07/11	6,405
23,710	Metropolitan Government Nashville & Davidson County, Industrial Development Board, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/07/11	23,710
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
31,285	Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	31,285
5,760	Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/07/11	5,760
	Sevier County Public Building Authority, Local Government Public Improvement,
16,150	Series A-1, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	16,150
9,725	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	9,725
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.250%, 03/01/11	10,095
7,140	Series E-1, Rev., VRDO, LOC: KBC Bank N.V., 0.310%, 03/07/11	7,140
4,735	Series M-1, Rev., VRDO, 0.500%, 03/07/11	4,735

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Tennessee — Continued
4,625	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 03/07/11	4,625

		241,310

	Texas — 9.4%
	Austin Trust Various States,
5,000	Series 2008-1147, GO, VRDO, LIQ: Bank of America N.A., 0.330%, 03/07/11	5,000
5,605	Series 2008-3023X, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.330%, 03/07/11	5,605
9,335	Series 2008-3315, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.330%, 03/07/11 (e)	9,335
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 03/07/11	9,100
1,200	Calhoun County Port Authority, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	1,200
13,200	City of Houston, Series ROCS-RR-II-R-12046, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.310%, 03/07/11	13,200
40,000	City of Houston, First Lien, Series B1, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/07/11	40,000
64,665	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.260%, 03/07/11 (e)	64,665
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.260%, 03/07/11 (p)	24,200
4,195	Series SG-105, LOC: Societe Generale, 0.260%, 03/07/11 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.270%, 03/07/11	11,000
6,435	City of San Antonio, Water Revenue, Series SG-159, Rev., VRDO, AGM, 0.260%, 03/07/11	6,435
48,500	County of Harris, Toll Road, Senior Lien, Series A-2, Rev., VAR, 2.000%, 08/15/11	48,865
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.240%, 03/07/11	19,040
6,800	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	6,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — Continued
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.250%, 03/07/11	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
24,965	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	24,965
9,700	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.260%, 03/07/11	9,700
13,490	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	13,490
10,770	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,770
15,845	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	15,845
5,600	Eclipse Funding Trust, Solar Eclipse, North East Independent School District, Series 2006-0058, GO, VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	5,600
19,210	Eclipse Funding Trust, Solar Eclipse, Texas, Series 2006-0088, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.240%, 03/07/11	19,210
10,085	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,085
25,019	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	25,019
12,500	Gulf Coast Waste Disposal Authority, Amoco Oil, Rev., VRDO, 0.190%, 03/01/11	12,500
	Gulf Coast Waste Disposal Authority, Exxon Mobil Project,
4,100	Rev., VRDO, 0.180%, 03/01/11	4,100
35,000	Harris County Cultural Education Facilities Finance Corp., Hermann Memorial Hospital, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 03/07/11	35,000
50,600	Harris County Flood Control District, Series ROCS-RR-II-R-10396, GO, VRDO, 0.260%, 03/07/11 (e)	50,600
20,000	Harris County Industrial Development Corp., Hfotco LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/07/11	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Texas — Continued
30,000	Harris County, EAGLE, Series 2007-0078, Class A, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.270%, 03/07/11	30,000
41,100	Houston Higher Education Finance Corp., Rice University Project, Series A, Rev., VRDO, 0.170%, 03/01/11	41,100
7,435	Judson Independent School District, Series ROCS-RR-II-R-11521, GO, VRDO, AGC, LIQ: Citibank N.A., 0.280%, 03/07/11	7,435
19,185	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 0.260%, 03/07/11	19,185
	Lower Neches Valley Authority Industrial Development Corp., Exxon Mobil Project,
5,575	Series A, Rev., VRDO, 0.160%, 03/01/11	5,575
100	Series A-2, Rev., VRDO, 0.160%, 03/01/11	100
4,600	Subseries B-2, Rev., VRDO, 0.170%, 03/01/11	4,600
24,465	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 0.260%, 03/07/11	24,465
	North Texas Health Facility Development Corp., Baylor Health Care System Project,
53,000	0.300%, 03/07/11	53,000
55,735	Series C, Rev., VRDO, AGM, 0.250%, 03/07/11	55,735
10,000	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.280%, 03/07/11	10,000
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11	36,280
16,125	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.270%, 03/07/11	16,125
600	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.280%, 03/07/11	600
	Puttable Floating Option Tax-Exempt Receipts,
15,335	Series MT-635, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.380%, 03/07/11 (e)	15,335
25,090	Series MT-641, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.380%, 03/07/11 (e)	25,090
13,330	Series PT-4651, GO, VRDO, LIQ: Merrill Lynch Capital Services, 0.330%, 03/07/11 (e)	13,330
20,000	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-14, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.260%, 03/07/11 (e)	20,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — Continued
9,300	Southeast Texas Housing Finance Corp.,Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	9,300
998,170	State of Texas, Rev., TRAN, 2.000%, 08/31/11	1,006,347
23,000	State of Texas, College Student Loan, GO, VRDO, 0.290%, 03/07/11	23,000
37,600	State of Texas, EAGLE, Series 2006-0126, Class A, GO, VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11	37,600
	State of Texas, Veterans Housing Assistance Fund,
6,500	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.250%, 03/07/11	6,500
6,665	Series II-A, GO, VRDO, 0.280%, 03/07/11	6,665
16,745	Series II-B, GO, VRDO, 0.290%, 03/07/11	16,745
15,145	State of Texas, Veterans Land, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.250%, 03/07/11	15,145
9,875	Tarrant County Cultural Education Facilities Finance Corp., Series 1760, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11	9,875
23,335	Tarrant County Health Facilities Development Corp., Cook Children’s Medical Center, Series C, Rev., VRDO, 0.220%, 03/07/11	23,335
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 03/07/11	8,700
14,040	Texas Department of Housing & Community Affairs, Multi-Family Housing, Lancaster Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	14,040
9,650	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading Pond Apartments, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 03/07/11	9,650
1,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.310%, 03/07/11	1,000
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, NATL-RE, FHA, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11	9,705

		2,106,086

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utah — 1.2%
3,978	Austin Trust Various States, Series 2008-3300, Rev., VRDO, LIQ: Bank of America N.A., 0.400%, 03/07/11	3,978
	Central Utah Water Conservancy District,
49,405	Series A, Rev., VRDO, 0.310%, 03/07/11	49,405
13,400	Series B, GO, VRDO, 0.310%, 03/07/11	13,400
31,285	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.310%, 03/07/11	31,285
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	10,080
10,355	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	10,355
	Utah Housing Corp., Single Family Mortgage,
13,700	Series A, Class I, Rev., VRDO, 0.260%, 03/07/11	13,700
5,220	Series A, Class I, Rev., VRDO, 0.280%, 03/07/11	5,220
16,000	Series B, Class I, Rev., VRDO, 0.260%, 03/07/11	16,000
6,805	Series E-1, Class I, Rev., VRDO, 0.280%, 03/07/11	6,805
11,800	Series I, Rev., VRDO, 0.270%, 03/07/11	11,800
	Utah Housing Finance Agency, Single Family Mortgage,
3,300	Series C-1, Class I, Rev., VRDO, 0.280%, 03/07/11	3,300
7,420	Series D-1, Rev., VRDO, AMT, 0.280%, 03/07/11	7,420
7,560	Series E-1, Rev., VRDO, AMT, 0.280%, 03/07/11	7,560
6,590	Series F-2, Class I, Rev., VRDO, 0.300%, 03/07/11	6,590
7,350	Utah Transit Authority, Subseries A, Rev., VRDO, LOC: BNP Paribas, 0.200%, 03/01/11	7,350
13,500	Utah Transit Authority, Sales Tax Revenue, Series 3006, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	13,500
12,500	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 03/07/11	12,500
6,000	Weber County, IHC Health Care Services, Series A, Rev., VRDO, 0.210%, 03/01/11	6,000

		261,248

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Vermont — 0.2%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.270%, 03/07/11	15,475
28,945	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: TD Bank N.A., 0.210%, 03/07/11	28,945

		44,420

	Virginia — 1.2%
6,900	Albermarle County EDA, Health Services Foundation, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/01/11	6,900
5,635	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.490%, 03/07/11	5,635
32,225	Clarke County IDA, Winchester Medical Center Inc., Rev., VRDO, AGM, 0.320%, 03/07/11	32,225
4,400	Fairfax County EDA, Public Broadcasting Services Project, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 03/07/11	4,400
24,255	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.250%, 03/07/11	24,255
12,000	Harrisonburg Redevelopment & Housing Authority, Multi-family Housing, Series MT-323, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 03/07/11	12,000
20,220	James City County EDA, United Methodist Homes, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.290%, 03/07/11	20,220
9,500	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 03/07/11	9,500
16,030	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, 0.260%, 03/07/11	16,030
	Loudoun County IDA, Howard Hughes Medical Center,
22,000	Series B, Rev., VRDO, 0.240%, 03/07/11	22,000
11,465	Series C, Rev., VRDO, 0.240%, 03/07/11	11,465
3,930	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 0.210%, 03/01/11	3,930
800	Virginia College Building Authority, Shenandoah University Project, Rev., VRDO, LOC: Branch Banking & Trust, 0.210%, 03/01/11	800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Virginia — Continued
	Virginia College Building Authority, University of Richmond Project,
27,245	Rev., VRDO, 0.210%, 03/01/11	27,245
35,800	Rev., VRDO, 0.260%, 03/07/11	35,800
20,525	Virginia Commonwealth University, Series B, Rev., VRDO, AMBAC, LOC: Wachovia Bank N.A., 0.220%, 03/01/11	20,525
13,680	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/11	13,680

		266,610

	Washington — 2.6%
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.280%, 03/07/11	4,000
31,750	County of King, Series A, GO, VRDO, 0.270%, 03/07/11	31,750
8,915	Eagle Tax-Exempt Trust, Series 2009-0049, Class A, Rev., VRDO, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.260%, 03/07/11 (e)	8,915
35,950	Eclipse Funding Trust, Solar Eclipse, Port Seattle, Series 2006-0063, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11 (e)	35,950
10,695	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009, GO, VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	10,695
5,305	Port of Seattle, Series PT-3475, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.470%, 03/07/11	5,305
79,600	Port of Tacoma, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 03/01/11	79,600
760	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 03/07/11	760
9,000	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.A., 0.470%, 03/07/11	9,000
26,100	State of Washington, Series VR-96A, GO, VRDO, 0.210%, 03/07/11	26,100
	State of Washington, MERLOTS,
21,485	Series B-22, GO, VRDO, AGM, 0.260%, 03/07/11	21,485
28,930	Series B-22, GO, VRDO, FGIC, MBIA, 0.260%, 03/07/11	28,930

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — Continued
33,050	Series B-23, GO, VRDO, NATL-RE, 0.260%, 03/07/11	33,050
4,900	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.410%, 03/07/11	4,900
	Washington Health Care Facilities Authority, Multicare Health System,
35,605	Series C, Rev., VRDO, AGM, 0.270%, 03/07/11	35,605
53,230	Series D, Rev., VRDO, AGM, 0.210%, 03/01/11	53,230
6,770	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	6,770
28,000	Washington Health Care Facilities Authority, Swedish Health Services, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/07/11	28,000
11,000	Washington State Housing Finance Commission, Series PA-1430-R, Rev., VRDO, GNMA/FNMA/FHLMC, 0.400%, 03/07/11	11,000
4,500	Washington State Housing Finance Commission, Bush School Project, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	4,500
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Living Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 03/07/11	2,545
280	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 03/01/11	280
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/11	29,240
25,180	Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project, Series A, Rev., VRDO, LIQ: FNMA, 0.260%, 03/07/11	25,180

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Washington — Continued
10,600	Washington State Housing Finance Commission, Seattle County Day School, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	10,600
13,430	Washington State Housing Finance Commission, Single Family Housing, Single Family Program, Series 1A, Rev., VRDO, GNMA/FNMA/FHLMC, 0.300%, 03/07/11	13,430
4,690	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.500%, 03/07/11	4,690
15,410	Washington State Housing Finance Commission, St. Thomas School Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 03/07/11	15,410
14,005	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 03/01/11	14,005
20,475	Wells Fargo Stage Trust, Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Co., 0.260%, 03/07/11 (e)	20,475

		589,000

	West Virginia — 0.4%
15,430	Eclipse Funding Trust, Solar Eclipse, Various States, Series 2006-0050, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	15,430
19,315	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	19,315
47,100	West Virginia State Parkways Economic Development & Tourism Authority, Rev., VRDO, 0.310%, 03/07/11	47,100

		81,845

	Wisconsin — 2.9%
32,500	City of Milwaukee, GO, RAN, 2.000%, 06/27/11	32,673
64,000	Madison Metropolitan School District, Rev., TRAN, 1.500%, 09/02/11	64,355
91,200	Puttable Floating Option Tax-Exempt Receipts, Series MT-628, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.430%, 03/07/11 (e)	91,200
28,300	Racine Unified School District, GO, TRAN, 2.000%, 07/18/11	28,464

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — Continued
171,500	State of Wisconsin, Rev., TAN, 2.000%, 06/15/11	172,248
19,940	Wells Fargo Stage Trust, Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.270%, 03/07/11 (e)	19,940
	Wisconsin Health & Educational Facilities Authority,
19,260	Series 3114, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	19,260
24,715	Series PT-761, Rev., VRDO, NATL-RE, 0.380%, 03/07/11	24,715
15,000	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.240%, 03/07/11	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, AGM, 0.290%, 03/07/11	25,650
29,240	Wisconsin Health & Educational Facilities Authority, Meriter Hospital, Inc., Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/01/11	29,240
23,900	Wisconsin Health & Educational Facilities Authority, Wheaton Franciscan Services, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 03/07/11	23,900
	Wisconsin Housing & EDA,
31,825	Series A, Rev., VRDO, 0.300%, 03/07/11	31,825
14,920	Series A, Rev., VRDO, 0.340%, 03/07/11	14,920
67,850	Series D, Rev., VRDO, LOC: FNMA, 0.280%, 03/07/11	67,850
560	Series E, Rev., VRDO, 0.280%, 03/07/11	560

		661,800

	Wyoming — 0.1%
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 0.350%, 03/01/11	10,600
4,955	Wyoming Community Development Authority, Series PA-1452-R, Rev., VRDO, 0.400%, 03/07/11	4,955
10,000	Wyoming Community Development Authority, Single-Family Mortgage, Series A, Rev., VRDO, 0.250%, 03/07/11	10,000

		25,555

	Total Municipal Bonds (Cost $21,363,199)	21,363,199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Commercial Paper — 4.7% (n)
	California — 0.1%
22,500	California Statewide Communities Development Authority, 0.370%, 06/09/11	22,500

	District of Columbia — 0.1%
27,000	District of Columbia, 0.300%, 03/02/11	27,000

	Florida — 0.4%
25,000	Alachua County Health Facilities Authority, 0.290%, 03/07/11	25,000
43,829	City of Cape Coral, 0.300%, 03/07/11	43,829
29,592	Florida Local Government Finance Commission, 0.300%, 03/04/11	29,592

		98,421

	Georgia — 0.2%
51,900	Municipal Electricity Authority, 0.280%, 03/08/11	51,900

	Maryland — 0.6%
21,400	Baltimore County, 0.300%, 04/07/11	21,400
	Maryland Health & Higher Educational Facilities Authority,
44,550	0.280%, 03/02/11	44,550
58,970	0.300%, 04/07/11	58,970

		124,920

	Massachusetts — 0.2%
45,600	Massachusetts Water Resources Authority, 0.310%, 05/02/11	45,600

	Michigan — 0.2%
38,000	University of Michigan, 0.250%, 03/02/11	38,000

	Minnesota — 0.8%
50,000	City of Rochester, 0.280%, 03/17/11 (e)	50,000
30,000	Regents of the University of Minnesota, 0.300%, 03/02/11	30,000
90,600	Rochester, Minnesota Health Care Facilities, 0.280%, 03/04/11	90,600

		170,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nevada — 0.5%
112,400	Las Vegas Valley Water District, 0.300%, 03/02/11	112,400

	Ohio — 0.2%
48,000	Cuyahoga County, 0.270%, 03/07/11	48,000

	Tennessee — 0.5%
	Metropolitan Government Nashville & Davidson County,
49,205	0.340%, 06/01/11	49,205
50,000	0.350%, 04/05/11	50,000

		99,205

	Texas — 0.2%
37,000	City of Garland, 0.300%, 03/07/11	37,000

	Washington — 0.2%
19,785	Port of Seattle, 0.300%, 04/11/11	19,785
28,000	University of Washington, 0.280%, 04/04/11	28,000

		47,785

	Wisconsin — 0.5%
	State of Wisconsin,
50,249	0.270%, 03/07/11	50,249
36,316	0.280%, 03/07/11	36,316
29,275	0.290%, 04/04/11	29,275

		115,840

	Total Municipal Commercial Paper (Cost $1,039,171)	1,039,171

	Total Investments — 100.0% (Cost $22,402,370)*	22,402,370
	Other Assets in Excess of Liabilities — 0.0% (g)	10,374

	NET ASSETS — 100.0%	$22,412,744

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Commercial Paper — 8.7% (n)
	California — 4.6%
35,000	California Statewide Communities Development Authority, 0.370%, 07/08/11	35,000
42,150	San Gabriel Valley Council of Governments, 0.380%, 03/17/11	42,150
	State of California,
16,290	0.300%, 03/04/11	16,290
50,000	0.320%, 03/03/11	50,000
15,000	0.320%, 03/04/11	15,000

		158,440

	Florida — 1.2%
40,000	Hillsborouh Aviation, 0.330%, 04/08/11	40,000

	Indiana — 1.7%
	State of Indiana,
18,000	0.320%, 03/07/11	18,000
40,000	0.350%, 03/08/11	40,000

		58,000

	Massachusetts — 0.8%
	Massachusetts Water Resources Authority,
19,400	0.310%, 03/17/11	19,400
10,000	0.350%, 03/18/11	10,000

		29,400

	Michigan — 0.4%
15,000	Michigan State Housing Development Authority, 0.400%, 05/05/11	15,000

	Total Commercial Paper (Cost $300,840)	300,840

Daily Demand Notes — 13.1%
	Alabama — 1.3%
46,600	Southeast Alabama Gas District, Supply Project, Series A, Rev., VRDO, 0.250%, 03/01/11	46,600

	Delaware — 1.0%
	Delaware State EDA, Clean Power Project,
10,000	Series B, Rev., VRDO, 0.230%, 03/01/11	10,000
25,000	Series C, Rev., VRDO, 0.240%, 03/01/11	25,000

		35,000

	Florida — 3.0%
13,000	Collier County Educational Facilities Authority, Limited Obligation, Ave Maria University, Rev., VRDO, LOC: Comerica Bank, 0.250%, 03/01/11	13,000
12,000	Jacksonville Health Facilities Authority, Series C, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	12,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
	Jacksonville Health Facilities Authority, Baptist Medical,
21,900	Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	21,900
31,300	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	31,300
25,950	Orange County Health Facilities Authority, Orlando Regional Healthcare, Series A-2, Rev., VRDO, AGM, 0.330%, 03/01/11	25,950

		104,150

	Georgia — 0.4%
13,400	Gainesville & Hall County Hospital Authority, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	13,400

	Michigan — 0.7%
5,120	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.250%, 03/01/11	5,120
20,900	Michigan State Housing Development Authority, Rental Housing, Series A, Rev., VRDO, AMT, AGM, 0.320%, 03/01/11	20,900

		26,020

	Missouri — 0.5%
15,975	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series C, Rev., VRDO, 0.250%, 03/01/11	15,975

	New York — 0.4%
13,850	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.500%, 03/01/11	13,850

	Ohio — 0.4%
5,950	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.230%, 03/01/11	5,950
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
4,550	Series A, Rev., VRDO, 0.220%, 03/01/11	4,550
615	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/01/11	615
3,340	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/01/11	3,340
600	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	600

		15,055

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Daily Demand Notes — Continued
	Oklahoma — 1.6%
	Oklahoma State Capital Improvement Authority, Higher Education,
15,300	Series D2, Rev., VRDO, 0.270%, 03/01/11	15,300
17,745	Series D3, Rev., VRDO, 0.270%, 03/01/11	17,745
22,725	Series D4, Rev., VRDO, 0.270%, 03/01/11	22,725

		55,770

	South Carolina — 0.8%
14,500	Charleston County, Hospital Facilities, Carealliance Health, Series B-2, Rev., VRDO, AGM, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	14,500
14,280	South Carolina Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.210%, 03/01/11	14,280

		28,780

	Tennessee — 0.9%
29,900	Montgomery County Public Building Authority, Tennessee County Loan Pool, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	29,900

	Texas — 0.2%
8,000	San Gabriel Industrial Development Corp., Airborn, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.250%, 03/01/11	8,000

	Virginia — 1.1%
13,900	Albermarle County EDA, Martha Jefferson Hospital, Series D, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/01/11	13,900
5,720	Norfolk Redevelopment & Housing Authority, Old Dominion University Project, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 03/01/11	5,720
16,900	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.210%, 03/01/11	16,900

		36,520

	West Virginia — 0.8%
28,315	West Virginia Hospital Finance Authority, United Health System, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 03/01/11	28,315

	Total Daily Demand Notes (Cost $457,335)	457,335

Municipal Bonds — 13.1%
	Connecticut — 0.6%
20,000	City of Hartford, GO, BAN, 2.500%, 04/14/11	20,048

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	District of Columbia — 0.3%
10,000	District of Columbia, GO, TRAN, 2.000%, 09/30/11	10,094

	Florida — 0.3%
9,965	City of Tampa, Utility Tax & Special Revenue, Tax Allocation, AMBAC, 6.750%, 10/01/11	10,320

	Michigan — 1.2%
40,000	State of Michigan, Series A, GO, 2.000%, 09/30/11	40,365

	New Hampshire — 0.7%
9,980	County of Carroll, GO, TAN, 2.000%, 12/30/11	10,071
14,000	County of Cheshire, GO, TAN, 1.500%, 12/30/11	14,084

		24,155

	New Jersey — 2.7%
22,646	County of Passaic, GO, BAN, 1.500%, 04/12/11	22,669
18,360	Township of Livingston, GO, BAN, 1.500%, 02/02/12	18,503
34,360	Township of Monroe, Middlesex County, GO, BAN, 2.000%, 02/07/12	34,712
17,965	Township of South Orange Village, Series A, GO, BAN, 2.000%, 01/31/12	18,196

		94,080

	New York — 4.4%
11,690	Addison Central School District, GO, BAN, 1.500%, 06/24/11	11,719
10,890	Byron-Bergen Central School District, GO, BAN, 1.500%, 05/26/11	10,911
17,000	Camden Central School District, GO, BAN, 2.000%, 07/22/11	17,064
14,800	City of Schenectady, GO, BAN, 1.500%, 05/20/11	14,824
13,416	Depew Union Free School District, GO, BAN, 1.000%, 06/02/11	13,430
15,085	Greene Central School District, GO, BAN, 1.750%, 06/30/11	15,105
16,862	Moravia Central School District, GO, BAN, 2.000%, 06/24/11	16,902
21,306	Schenectady City School District, GO, BAN, 2.000%, 07/08/11	21,370
13,600	Town of Oyster Bay, GO, BAN, 1.000%, 11/18/11	13,650
19,000	Waverly Central School District, Series A, GO, BAN, 2.000%, 07/15/11	19,064

		154,039

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Ohio — 0.5%
16,000	City of Marysville, Waste Water Treatment, GO, 1.250%, 06/01/11	16,020

	Pennsylvania — 0.3%
10,750	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 111, Rev., 0.450%, 09/22/11	10,750

	Texas — 1.3%
46,900	State of Texas, Rev.,TRAN, 2.000%, 08/31/11	47,289

	Wisconsin — 0.8%
15,000	Green Bay Area Public School District, Rev.,TRAN, 1.000%, 06/27/11	15,028
12,000	Pewaukee School District, Rev., BAN, 1.250%, 12/01/11	12,033

		27,061

	Total Municipal Bonds (Cost $454,221)	454,221

Quarterly Demand Note — 0.3%
	Pennsylvania — 0.3%
10,000	Hamburg Area School District, GO, VAR, 1.530%, 05/01/11 (Cost $10,016)	10,016

Weekly Demand Notes — 64.7%
	Alabama — 1.0%
35,000	Lower Alabama Gas District, Series A, Rev., VRDO, LIQ: Societe Generale, 0.300%, 03/07/11	35,000

	California — 2.8%
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.280%, 03/07/11	15,000
20,000	Nuveen Insured California Premium Income Municipal Fund, Inc., 0.510%, 03/07/11 (e)	20,000
26,000	Nuveen California Select Quality Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.510%, 03/07/11 (e)	26,000
21,850	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 03/07/11	21,850
15,930	Wells Fargo Stage Trust, Floater Certificates, Series 15-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.320%, 03/07/11 (e)	15,930

		98,780

	Colorado — 4.9%
	Colorado Housing & Finance Authority, Single Family Mortgage,
23,000	Series A-3, Class 1, Rev., VRDO, AMT, 0.300%, 03/07/11	23,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Colorado — Continued
21,300	Series B-2, Class I, Rev., VRDO, AMT, 0.320%, 03/07/11	21,300
50,000	Series B-3, Class II, Rev., VRDO, AMT, 0.290%, 03/07/11	50,000
30,000	Series C-2, Class I, Rev., VRDO, AMT, 0.330%, 03/07/11	30,000
	Denver City & County, Airport,
7,800	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.280%, 03/07/11	7,800
13,725	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.280%, 03/07/11	13,725
	Deutsche Bank Spears/Lifers Trust Various States,
4,015	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	4,015
21,220	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.280%, 03/07/11	21,220

		171,060

	Connecticut — 0.6%
22,010	State of Connecticut, Series B, GO, VRDO, 0.300%, 03/07/11	22,010

	Florida — 4.1%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.320%, 03/07/11	17,800
15,885	Florida Housing Finance Corp., Boynton Bay Apartments, Multi-Family Housing, Rev., VRDO, LOC: Citibank N.A., 0.300%, 03/07/11	15,885
7,005	Manatee County Housing Finance Authority, Centre Court Apartments Project, Series A, Rev., VRDO, LOC: Suntrust Bank, 0.280%, 03/07/11	7,005
4,675	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.460%, 03/07/11	4,675
4,355	Palm Beach County Housing Development Corp., Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.290%, 03/07/11	4,355
33,450	Pinellas County Health Facilities Authority, Health System Baycare, Series B-2, Rev., VRDO, AGM, 0.310%, 03/07/11	33,450
11,270	Sumter County IDA, American Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.360%, 03/07/11	11,270

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Florida — Continued
48,935	Sunshine State Governmental Financing Commission, Goldman Convertible, Rev., VRDO, LOC: Dexia Credit Local, 0.320%, 03/07/11	48,935

		143,375

	Georgia — 1.3%
18,695	Eclipse Funding Trust, Solar Eclipse, Atlanta, Series 2006-0024, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	18,695
20,000	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.250%, 03/07/11	20,000
8,045	Lehman Municipal Trust Receipts, Various States, Gwinnett County Housing, Series 06-K72, Rev., VRDO, FNMA, LIQ: Citibank N.A., 0.320%, 03/07/11	8,045

		46,740

	Idaho — 0.8%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,285	Series D, Class I, Rev., VRDO, LOC: FNMA, 0.280%, 03/07/11	10,285
10,840	Series E, Class I, Rev., VRDO, LOC: FNMA, 0.280%, 03/07/11	10,840
8,345	Series F, Rev., VRDO, LOC: FNMA, 0.280%, 03/07/11	8,345

		29,470

	Illinois — 3.1%
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.270%, 03/07/11	2,400
2,121	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.260%, 03/07/11	2,121
20,535	City of Chicago, Series ROCS-RR-II-R-11270, GO, VRDO, AGM-CR, NATL-RE, LIQ: Citibank N.A., 0.310%, 03/07/11	20,535
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 03/07/11	10,000
9,900	Illinois Finance Authority, Education Facilities, Series ROCS-RR-II-R-12258, Rev., VRDO, 0.260%, 03/07/11 (e)	9,900
6,930	Illinois Housing Development Authority, Pheasant Ridge Hunter Apartments, Rev., VRDO, LOC: Lasalle Bank N.A., 0.460%, 03/07/11	6,930

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — Continued
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, AGM, 0.300%, 03/07/11	10,000
17,500	Metropolitan Pier & Exposition Authority, Series SG-165, Rev., VRDO, LIQ: Societe Generale, 0.310%, 03/07/11	17,500
14,295	State of Illinois, Series ROCS-RR-II-R-12249, GO, VRDO, AGM, 0.360%, 03/07/11 (e)	14,295
4,800	Village of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 03/07/11	4,800
1,130	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.340%, 03/07/11	1,130
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.410%, 03/07/11	7,300

		106,911

	Indiana — 0.4%
9,365	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.260%, 03/07/11	9,365
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.490%, 03/07/11	4,100

		13,465

	Iowa — 0.3%
11,700	Iowa Finance Authority, Single Family Mortgage, Series C, Rev., VRDO, AMT, GNMA/FNMA, 0.270%, 03/07/11	11,700

	Kansas — 0.4%
15,000	City of Wichita, FlightSafety International, Inc., Rev., VRDO, 0.250%, 03/07/11	15,000

	Louisiana — 0.1%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.410%, 03/01/11	4,600

	Maine — 1.2%
	Maine State Housing Authority,
10,000	Series D, Rev., VRDO, AMT, 0.300%, 03/07/11	10,000
15,000	Series E-1, Rev., VRDO, 0.320%, 03/07/11	15,000
17,700	Series G, Rev., VRDO, AMT, 0.300%, 03/07/11	17,700

		42,700

	Maryland — 1.0%
5,290	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.400%, 03/07/11	5,290

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Maryland — Continued
12,150	Maryland Community Development Administration, Residential, Series F, Rev., VRDO, AMT, 0.280%, 03/07/11	12,150
15,850	Wells Fargo Stage Trust, Multi-Family Housing, Series 32-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.330%, 03/07/11 (e)	15,850

		33,290

	Massachusetts — 1.3%
16,050	Massachusetts Bay Transportation Authority, Series A, Rev., VRDO, 0.350%, 09/26/11 (i)	16,050
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.290%, 03/07/11 (e)	27,540

		43,590

	Michigan — 8.1%
4,100	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.360%, 03/07/11	4,100
12,000	City of Detroit, Series PT-3756, Rev., VRDO, AGM, LIQ: Dexia Credit Local, 0.400%, 03/07/11	12,000
	Detroit City School District,
11,975	Series PT-3556, GO, VRDO, FGIC, Q-SBLF, LIQ: Dexia Credit Local, 0.400%, 03/07/11	11,975
16,500	Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.300%, 03/07/11 (e)	16,500
100	Series ROCS-RR-II-R-12251, GO, VRDO, BHAC-CR, AGM-CR, FGIC, Q-SBLF, 0.270%, 03/07/11 (e)	100
6,525	Holt Public Schools, GO, VRDO, Q-SBLF, 0.300%, 03/07/11	6,525
4,980	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11	4,980
	Michigan State Hospital Finance Authority, Ascension Health Senior Credit,
21,200	Rev., VRDO, 0.350%, 09/26/11 (i)	21,200
	Michigan State Housing Development Authority,
23,690	Series C, Rev., VRDO, 0.270%, 03/07/11	23,690
3,750	Series D, Rev., VRDO, LOC: FNMA, 0.270%, 03/07/11	3,750
10,280	Series D, Rev., VRDO, AMT, 0.370%, 03/07/11	10,280
58,285	Series E, Rev., VRDO, AMT, 0.310%, 03/07/11	58,285
28,960	Michigan State Housing Development Authority, Multi-Family Housing, Series C, Rev., VRDO, AMT, 0.320%, 03/07/11	28,960

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
3,760	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	3,760
11,915	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, 0.310%, 03/07/11	11,915
4,625	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.300%, 03/07/11	4,625
5,000	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.410%, 03/07/11	5,000
10,880	Puttable Floating Option Tax-Exempt Receipts, Series MT-617, Rev., VRDO, AGM, LIQ: Merrill Lynch International Bank Ltd., 0.560%, 03/07/11	10,880
	RBC Municipal Products, Inc. Trust, Floater Certificates,
23,280	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.300%, 03/07/11	23,280
18,750	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.300%, 03/07/11	18,750
1,245	State of Michigan, Series PT-3760, GO, VRDO, LIQ: Dexia Credit Local, 0.400%, 03/07/11	1,245

		281,800

	Minnesota — 0.8%
6,605	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.330%, 03/07/11	6,605
	Minnesota Housing Finance Agency, Residential Housing,
15,700	Series B, Rev., VRDO, AMT, 0.270%, 03/07/11	15,700
6,400	Series F, Rev., VRDO, LIQ: FHLB, 0.270%, 03/07/11	6,400

		28,705

	Missouri — 0.1%
4,655	Lehman Municipal Trust Receipts, Various States, St. Louis, Series 06-K50, Rev., VRDO, GNMA COLL, FHA, LIQ: Citibank N.A., 0.320%, 03/07/11	4,655

	Montana — 0.4%
13,640	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.330%, 03/07/11	13,640

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Nevada — 0.2%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.350%, 03/07/11	6,700

	New Jersey — 0.6%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.370%, 03/07/11	6,955
14,600	Nuveen New Jersey Premium Income Municipal Fund, Inc., VRDO, LIQ: Citibank N.A., 0.510%, 03/07/11 (e)	14,600

		21,555

	New Mexico — 0.6%
	New Mexico Educational Assistance Foundation, Educational Loans,
10,000	Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.290%, 03/07/11	10,000
9,050	Series A-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 0.290%, 03/07/11	9,050

		19,050

	New York — 2.1%
35,000	Nassau County IDA, Series 75G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, LOC: Goldman Sachs & Co., 0.280%, 03/07/11	35,000
2,865	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.270%, 03/07/11	2,865
20,000	New York State Housing Finance Agency, Multi-Family Housing, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.340%, 03/07/11	20,000
16,020	Puttable Floating Option Tax-Exempt Receipts, Series MT-672, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.450%, 03/07/11 (e)	16,020

		73,885

	North Carolina — 0.6%
13,720	City of Raleigh, Rev., VRDO, 0.360%, 09/26/11 (i)	13,720
8,030	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply & Box Manufacturing Co., Rev., VRDO, LOC: Bank of America N.A., 0.490%, 03/07/11	8,030

		21,750

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Dakota — 1.1%
	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage,
27,210	Series A, Rev., VRDO, 0.280%, 03/07/11	27,210
9,400	Series B, Rev., VRDO, AMT, 0.280%, 03/07/11	9,400

		36,610

	Ohio — 3.0%
2,215	Austin Trust, Various States, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.360%, 03/07/11	2,215
2,600	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.350%, 03/07/11	2,600
800	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.260%, 03/07/11	800
33,975	County of Cuyahoga, Series MT-263, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.450%, 03/07/11	33,975
2,215	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 03/07/11	2,215
11,465	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.280%, 03/07/11	11,465
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
11,800	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.270%, 03/07/11	11,800
1,050	Series C, Rev., VRDO, AMT, GNMA COLL, 0.260%, 03/07/11	1,050
1,955	Series E, Rev., VRDO, AMT, 0.270%, 03/07/11	1,955
15,150	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.260%, 03/07/11	15,150
19,500	Puttable Floating Option Tax-Exempt Receipts, Series MT-667, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 03/07/11 (e)	19,500

		102,725

	Oregon — 1.8%
14,000	Oregon State Department of Administrative Services, Series ROCS-RR-II-R-11742, COP, VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	14,000
23,600	Oregon State Housing & Community Services Department, Series I, Rev., VRDO, AMT, 0.370%, 03/07/11	23,600

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Oregon — Continued
25,440	Puttable Floating Option Tax-Exempt Receipts, Series MT-664, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.400%, 03/07/11 (e)	25,440

		63,040

	Other Territories — 6.8%
15,880	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.330%, 03/07/11	15,880
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,570	Series M015, Class A, Rev., VRDO, FHLMC, 0.310%, 03/07/11	9,570
50,899	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 03/07/11	50,899
18,300	Series M023, Class A, Rev., VRDO, FHLMC, 0.310%, 03/07/11	18,300
15,000	Nuveen New York Quality Income Municipal Fund, Inc., 0.510%, 03/07/11	15,000
	Nuveen Municipal Market Opportunity Fund, Inc.,
20,000	0.510%, 03/07/11	20,000
20,000	VRDO, LIQ: Deutsche Bank AG, 0.460%, 03/07/11 (e)	20,000
40,870	Puttable Floating Option Tax-Exempt Receipts, Series PPT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/11	40,870
26,805	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.410%, 03/07/11	26,805
15,860	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.330%, 03/07/11	15,860

		233,184

	Pennsylvania — 1.3%
14,120	Adams County IDA, Gettysburg Foundation Facility, Series A, Rev., VRDO, LOC: Manufacturers and Traders, 0.310%, 03/07/11 (m)	14,120
7,500	Delaware Valley Regional Financial Authority, Series 2996, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.270%, 03/07/11 (e)	7,500
10,000	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series 15, Class A, Rev., VRDO, LIQ: Societe Generale, 0.260%, 03/07/11	10,000
14,000	Nuveen Pennsylvania Premium Income Municipal Fund 2, VRDO, LIQ: Citibank N.A., 0.510%, 03/07/11 (e)	14,000

		45,620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 03/07/11	5,700

	Tennessee — 0.3%
9,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.310%, 03/07/11	9,000

	Texas — 4.1%
21,130	Hutto Independent School District, Series 2999, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11 (e)	21,130
18,000	North Texas Tollway Authority, Series ROCS-RR-II-R-11845, Rev., VRDO, BHAC-CR, LIQ: Citibank N.A., 0.270%, 03/07/11 (e)	18,000
5,200	Port Freeport, Multi-Mode, BASF Corp., Rev., VRDO, 0.410%, 03/07/11	5,200
11,470	Puttable Floating Option Tax-Exempt Receipts, Series PT-4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.360%, 03/07/11	11,470
	State of Texas, Veterans Housing Assistance Fund,
11,145	Series A, GO, VRDO, 0.280%, 03/07/11	11,145
9,840	Series B, GO, VRDO, 0.280%, 03/07/11	9,840
10,800	Series D, GO, VRDO, LOC: Sumitomo Trust & Banking Co., 0.290%, 03/07/11	10,800
20,000	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.260%, 03/07/11	20,000
14,595	Texas Department of Housing & Community Affairs, Multi-Family Housing, Harris Branch Apartments, Rev., VRDO, LOC: FNMA, 0.370%, 03/07/11	14,595
14,040	Texas Department of Housing & Community Affairs, Multi-Family Housing, Idlewilde Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 03/07/11	14,040
6,270	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.310%, 03/07/11	6,270

		142,490

	Utah — 2.9%
10,280	North Davis County Sewer District, Series ROCS-RR-II-R-11817, Rev., VRDO, LIQ: Citibank N.A., 0.260%, 03/07/11 (e)	10,280
	Utah Housing Corp., Single Family Mortgage,
6,335	Series A, Rev., VRDO, 0.280%, 03/07/11	6,335
9,175	Series A-2, Rev., VRDO, 0.280%, 03/07/11	9,175

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Utah — Continued
15,090	Series C, Class I, Rev., VRDO, 0.280%, 03/07/11	15,090
4,935	Series C-1, Rev., VRDO, 0.280%, 03/07/11	4,935
12,210	Series D-1, Class I, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.280%, 03/07/11	12,210
11,420	Series E, Class I, Rev., VRDO, 0.280%, 03/07/11	11,420
11,270	Series F, Rev., VRDO, 0.280%, 03/07/11	11,270
20,900	Utah Water Finance Agency, Series B-3, Rev., VRDO, 0.310%, 03/07/11	20,900

		101,615

	Virginia — 1.3%
12,000	Fairfax County IDA, Inova Health System Project, Rev., VRDO, 0.380%, 09/26/11 (i)	12,000
	Norfolk EDA, Sentra Healthcare,
20,155	Rev., VRDO, 0.380%, 09/26/11 (i)	20,155
12,750	Virginia Housing Development Authority, MERLOTS, Series C-42, Rev., VRDO, 0.330%, 03/07/11	12,750

		44,905

	Washington — 0.9%
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.370%, 03/07/11	7,200
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.290%, 03/07/11	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 03/07/11	14,000

		31,185

	West Virginia — 0.2%
5,185	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.460%, 03/07/11	5,185

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — 3.0%
16,795	Wells Fargo Stage Trust, Series 2009-2C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.330%, 03/07/11 (e)	16,795
	Wisconsin Housing & EDA,
4,435	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.300%, 03/07/11 (e)	4,435
9,700	Series A, Rev., VRDO, 0.320%, 03/07/11	9,700
27,575	Series C, Rev., VRDO, 0.310%, 03/07/11	27,575
22,000	Series C, Rev., VRDO, 0.320%, 03/07/11	22,000
5,690	Series C, Rev., VRDO, 0.330%, 03/07/11	5,690
18,520	Series ROCS-RR-II-R-11522, Rev., VRDO, LIQ: Citibank N.A., 0.320%, 03/07/11	18,520

		104,715

	Wyoming — 1.0%
	Wyoming Community Development Authority,
14,000	Series 4, Rev., VRDO, AMT, LOC: FNMA, 0.300%, 03/07/11	14,000
10,000	Series 5, Rev., VRDO, AMT, LOC: FNMA, 0.300%, 03/07/11	10,000
12,000	Series 8, Rev., VRDO, AMT, LOC: FNMA, 0.300%, 03/07/11	12,000

		36,000

	Total Weekly Demand Notes (Cost $2,251,405)	2,251,405

	Total Investments — 99.9% (Cost $3,473,817)*	3,473,817
	Other Assets in Excess of Liabilities — 0.1%	4,135

	NET ASSETS — 100.0%	$3,477,952

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

ACES	— Automatically Convertible Securities
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.†
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CCRC	— Congregate Care Retirement Center
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
DN	— Discount Notes
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
OASBO	— Ohio Association of School Business Officials
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund

†	Filed for bankruptcy on 11/8/2010.

RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue

ROCS	— Reset Option Certificates
SCSDE	— South Carolina School District Enhancement
TAN	— Tax Anticipation Note
TCRS	— Transferable Custodial Receipts
TRAN	— Tax & Revenue Anticipation Note
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2011.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2011.
XLCA	— Insured by XL Capital Assurance
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next demand date or final maturity date.
*	— The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$124,204,549	$8,567,273		$48,875,134	$5,288,149
Repurchase agreements, at value	9,604,236	1,261,930		16,955,030	7,048,827

Total investment securities, at value	133,808,785	9,829,203		65,830,164	12,336,976
Cash	199,385	—		—	—
Receivables:
Interest and dividends	52,274	4,048		22,117	18,403

Total Assets	134,060,444	9,833,251		65,852,281	12,355,379

LIABILITIES:
Payables:
Dividends	4,366	40		147	—
Investment securities purchased	400,005	129,001		349,695	—
Fund shares redeemed	—	—	(a)	—	—
Accrued liabilities:
Investment advisory fees	8,193	583		4,099	772
Admin Fees	6,877	423		2,706	634
Shareholder servicing fees	4,859	551		1,819	144
Distribution fees	344	41		876	1
Custodian and accounting fees	2,124	236		971	253
Trustees’ and Chief Compliance Officer’s fees	354	5		143	5
Printing & Postage fees	—	413		348	110
Other	1,252	332		925	229

Total Liabilities	428,374	131,625		361,729	2,148

Net Assets	$133,632,070	$9,701,626		$65,490,552	$12,353,231

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$133,631,359	$9,701,903	$65,491,535	$12,353,626
Accumulated undistributed (distributions in excess of) net investment income	(10)	(277)	(730)	(395)
Accumulated net realized gains (losses)	721	—	(253)	—

Total Net Assets	$133,632,070	$9,701,626	$65,490,552	$12,353,231

Net Assets:
Class B	$4,473	$9,102	$—	$617
Class C	12,361	419,195	—	175,024
Agency	12,815,353	415,248	7,720,013	2,052,542
Capital	76,648,261	2,296,780	34,776,795	—
Cash Management	565,910	—	—	—
Direct	1,183,658	—	377,821	1,197,068
Eagle Class	1,207,045	—	—	—
E*Trade	—	187,244	—	—
Institutional Class	29,886,053	2,183,936	11,591,430	5,796,795
Investor	480,917	491,592	3,266,727	461,529
Morgan	2,936,414	2,964,774	2,381,884	875,074
Premier	5,021,450	231,302	4,769,530	720,085
Reserve	1,781,936	286,293	44,382	1,074,397
Service	1,088,239	216,160	561,970	100

Total	$133,632,070	$9,701,626	$65,490,552	$12,353,231

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class B	4,474	9,103	—	618
Class C	12,361	419,181	—	175,031
Agency	12,815,251	415,256	7,720,005	2,052,481
Capital	76,647,514	2,296,763	34,776,784	—
Cash Management	565,914	—	—	—
Direct	1,183,665	—	377,856	1,197,164
Eagle Class	1,207,055	—	—	—
E*Trade	—	187,251	—	—
Institutional Class	29,886,595	2,183,973	11,591,749	5,796,943
Investor	480,920	491,608	3,267,252	461,574
Morgan	2,936,026	2,964,746	2,381,742	875,122
Premier	5,021,278	231,289	4,769,750	720,176
Reserve	1,781,916	286,396	44,363	1,074,407
Service	1,088,247	216,168	562,005	100

Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$124,204,549	$8,567,273	$48,875,134	$5,288,149
Cost of repurchase agreements	9,604,236	1,261,930	16,955,030	7,048,827

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	69

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$7,443,114		$18,105,390		$22,402,370		$3,473,817
Cash	—		—		30		4
Receivables:
Fund shares sold	7,043		—		—		—
Interest and dividends	4,824		5,373		30,827		5,316

Total Assets	7,454,981		18,110,763		22,433,227		3,479,137

LIABILITIES:
Payables:
Dividends	—		—		570		23
Investment securities purchased	274,901		1,299,787		14,798		—
Fund shares redeemed	2,289		—		—		—
Accrued liabilities:
Investment advisory fees	442		1,042		1,424		214
Admin Fees	208		914		1,212		183
Shareholder servicing fees	218		35		1,733		387
Distribution fees	—	(a)	—	(a)	—	(a)	—	(a)
Custodian and accounting fees	162		354		377		70
Trustees’ and Chief Compliance Officer’s fees	20		80		64		—
Printing & Postage fees	16		35		141		142
Other	103		180		164		166

Total Liabilities	278,359		1,302,427		20,483		1,185

Net Assets	$7,176,622		$16,808,336		$22,412,744		$3,477,952

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$7,176,660	$16,808,368	$22,410,725	$3,478,419
Accumulated undistributed (distributions in excess of) net investment income	(37)	(170)	2,019	34
Accumulated net realized gains (losses)	(1)	138	—	(501)

Total Net Assets	$7,176,622	$16,808,336	$22,412,744	$3,477,952

Net Assets:
Agency	$1,070,681	$1,828,609	$791,812	$31,324
Capital	—	5,104,707	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,131,461	—
E*Trade	—	—	—	1,696,495
Institutional Class	5,169,215	6,677,266	10,925,258	942,748
Morgan	260,943	1,391,343	535,623	320,868
Premier	669,328	1,760,070	2,710,731	113,158
Reserve	6,455	46,241	6,317,759	59,602
Service	—	100	—	313,757

Total	$7,176,622	$16,808,336	$22,412,744	$3,477,952

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	1,070,766	1,828,603	792,010	31,345
Capital	—	5,104,689	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,131,644	—
E*Trade	—	—	—	1,696,633
Institutional Class	5,169,527	6,677,244	10,924,151	942,963
Morgan	260,962	1,391,338	535,794	320,871
Premier	669,353	1,760,063	2,710,212	113,181
Reserve	6,457	46,241	6,316,358	59,583
Service	—	100	—	313,833

Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$7,443,114	$18,105,390	$22,402,370	$3,473,817

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2011

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$441,886	$32,895	$173,629	$31,074
Income from interfund lending (net)	—	4	—	—
Other income	948	302	429	318

Total investment income	442,834	33,201	174,058	31,392

EXPENSES:
Investment advisory fees	109,008	7,744	57,494	11,746
Administration fees	91,716	6,515	48,382	9,884
Distribution fees	15,842	9,325	5,366	4,880
Shareholder servicing fees	132,588	20,129	82,413	24,339
Custodian and accounting fees	4,737	492	1,830	444
Interest expense to affiliates	29	— (a)	32	—
Professional fees	1,815	157	838	160
Trustees’ and Chief Compliance Officer’s fees	1,794	105	743	175
Printing and mailing costs	757	1,051	719	222
Registration and filing fees	547	207	364	147
Transfer agent fees	3,383	523	1,447	382
Other	787	94	736	161

Total expenses	363,003	46,342	200,364	52,540

Less amounts waived	(79,460)	(20,672)	(54,537)	(22,280)
Less earnings credits	(2)	(3)	(11)	(3)

Net expenses	283,541	25,667	145,816	30,257

Net investment income (loss)	159,293	7,534	28,242	1,135

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	720	76	441	126

Change in net assets resulting from operations	$160,013	$7,610	$28,683	$1,261

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$21,236		$27,519		$71,344	$14,363
Other income	105		220		129	41

Total investment income	21,341		27,739		71,473	14,404

EXPENSES:
Investment advisory fees	7,683		14,011		18,968	3,068
Administration fees	6,463		11,794		15,965	2,581
Distribution fees	272		1,674		17,009	12,128
Shareholder servicing fees	12,056		22,247		44,403	8,980
Custodian and accounting fees	312		455		731	162
Interest expense to affiliates	—	(a)	—	(a)	3	—	(a)
Professional fees	109		253		279	94
Trustees’ and Chief Compliance Officer’s fees	123		279		314	24
Printing and mailing costs	382		88		237	332
Registration and filing fees	131		128		144	69
Transfer agent fees	282		439		488	137
Other	36		51		119	55

Total expenses	27,849		51,419		98,660	27,630

Less amounts waived	(7,804)		(23,900)		(39,372)	(15,637)
Less earnings credits	—	(a)	—	(a)	(1)	—	(a)

Net expenses	20,045		27,519		59,287	11,993

Net investment income (loss)	1,296		220		12,186	2,411

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	189		146		2,021	(502)

Change in net assets resulting from operations	$1,485		$366		$14,207	$1,909

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$159,293	$514,427	$7,534	$32,499
Net realized gain (loss)	720	450	76	26

Change in net assets resulting from operations	160,013	514,877	7,610	32,525

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	(1)	— (a)	(2)	(1)
From net realized gains	— (a)	—	(1)	—
Class C
From net investment income	(1)	— (a)	(53)	(10)
From net realized gains	— (a)	—	(16)	—
Agency
From net investment income	(7,770)	(33,958)	(258)	(1,126)
From net realized gains	(80)	—	(13)	—
Capital
From net investment income	(113,469)	(326,184)	(3,857)	(16,905)
From net realized gains	(560)	—	(100)	—
Cash Management
From net investment income	(56)	(2)	—	—
From net realized gains	(3)	—	—	—
Direct (b)
From net investment income	(334)	(203)	—	—
From net realized gains	(7)	—	—	—
Eagle Class (c)
From net investment income	(96)	—	—	—
From net realized gains	(9)	—	—	—
E*Trade
From net investment income	—	—	(99)	(23)
From net realized gains	—	—	(8)	—
Institutional Class
From net investment income	(36,951)	(132,155)	(2,692)	(9,190)
From net realized gains	(212)	—	(74)	—
Investor (d)
From net investment income	(60)	(1)	(78)	(870)
From net realized gains	(4)	—	(27)	—
Morgan
From net investment income	(381)	(7,855)	(398)	(3,030)
From net realized gains	(23)	—	(127)	—
Premier
From net investment income	(585)	(12,603)	(40)	(917)
From net realized gains	(30)	—	(14)	—
Reserve
From net investment income	(226)	(1,465)	(43)	(425)
From net realized gains	(13)	—	(13)	—
Service (d)
From net investment income	(119)	(1)	(34)	(2)
From net realized gains	(7)	—	(10)	—

Total distributions to shareholders	(160,997)	(514,427)	(7,957)	(32,499)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(18,924,024)	(13,332,107)	(2,381,723)	(1,417,268)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
NET ASSETS:
Change in net assets	$(18,925,008)	$(13,331,657)	$(2,382,070)	$(1,417,242)
Beginning of period	152,557,078	165,888,735	12,083,696	13,500,938

End of period	$133,632,070	$152,557,078	$9,701,626	$12,083,696

Accumulated undistributed net investment income	$(10)	$1,245	$(277)	$44

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective May 10, 2010 for Prime Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28,242	$183,687	$1,135	$13,850
Net realized gain (loss)	441	4,076	126	147

Change in net assets resulting from operations	28,683	187,763	1,261	13,997

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	— (a)	—
From net realized gains	—	—	— (a)	—
Class C
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(16)	—
Agency
From net investment income	(198)	(15,141)	(4)	(1,051)
From net realized gains	(1,457)	—	(218)	—
Capital
From net investment income	(22,818)	(123,110)	—	—
From net realized gains	(6,624)	—	—	—
Direct (b)
From net investment income	(1)	(6)	(2)	— (a)
From net realized gains	(39)	—	(131)	—
Institutional Class
From net investment income	(5,100)	(43,605)	(831)	(12,770)
From net realized gains	(2,916)	—	(958)	—
Investor (c)
From net investment income	(17)	—	(1)	(3)
From net realized gains	(605)	—	(76)	—
Morgan
From net investment income	(12)	(302)	(2)	— (a)
From net realized gains	(364)	—	(109)	—
Premier
From net investment income	(28)	(1,523)	(2)	(26)
From net realized gains	(884)	—	(92)	—
Reserve
From net investment income	(1)	— (a)	(2)	—
From net realized gains	(9)	—	(131)	—
Service (c)
From net investment income	(3)	—	— (a)	—
From net realized gains	(91)	—	— (a)	—

Total distributions to shareholders	(41,167)	(183,687)	(2,575)	(13,850)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(12,456,940)	(21,860,022)	(2,793,045)	(6,074,546)

NET ASSETS:
Change in net assets	(12,469,424)	(21,855,946)	(2,794,359)	(6,074,399)
Beginning of period	77,959,976	99,815,922	15,147,590	21,221,989

End of period	$65,490,552	$77,959,976	$12,353,231	$15,147,590

Accumulated undistributed net investment income	$(730)	$7,425	$(395)	$720

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective July 17, 2009.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,296	$26,100	$220	$5,119
Net realized gain (loss)	189	396	146	178

Change in net assets resulting from operations	1,485	26,496	366	5,297

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(13)	(1,560)	(3)	(29)
From net realized gains	(214)	—	(250)	—
Capital
From net investment income	—	—	(10)	(3,310)
From net realized gains	—	—	(967)	—
Institutional Class
From net investment income	(1,273)	(24,203)	(9)	(1,780)
From net realized gains	(1,805)	—	(768)	—
Morgan
From net investment income	(3)	(5)	(2)	—
From net realized gains	(36)	—	(175)	—
Premier
From net investment income	(7)	(332)	(3)	—
From net realized gains	(158)	—	(233)	—
Reserve
From net investment income	— (a)	—	— (a)	—
From net realized gains	(8)	—	(15)	—
Service (b)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	— (a)	—

Total distributions to shareholders	(3,517)	(26,100)	(2,435)	(5,119)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,491,612)	(10,124,828)	611,416	(17,008,420)

NET ASSETS:
Change in net assets	(4,493,644)	(10,124,432)	609,347	(17,008,242)
Beginning of period	11,670,266	21,794,698	16,198,989	33,207,231

End of period	$7,176,622	$11,670,266	$16,808,336	$16,198,989

Accumulated undistributed net investment income	$(37)	$1,598	$(170)	$1,955

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,186	$37,159	$2,411	$5,421
Net realized gain (loss)	2,021	2,610	(502)	33

Change in net assets resulting from operations	14,207	39,769	1,909	5,454

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(640)	(2,398)	(109)	(339)
From net realized gains	(116)	—	(1)	—
Direct (a)
From net investment income	— (b)	— (b)	—	—
From net realized gains	— (b)	—	—	—
Eagle Class (c)
From net investment income	(190)	—	—	—
From net realized gains	(73)	—	—	—
E*Trade
From net investment income	—	—	(360)	(177)
From net realized gains	—	—	(18)	—
Institutional Class
From net investment income	(14,613)	(31,365)	(2,257)	(4,127)
From net realized gains	(1,501)	—	(12)	—
Morgan
From net investment income	(112)	(177)	(40)	(486)
From net realized gains	(57)	—	(4)	—
Premier
From net investment income	(628)	(2,815)	(14)	(197)
From net realized gains	(325)	—	(1)	—
Reserve
From net investment income	(1,296)	(386)	(13)	(97)
From net realized gains	(667)	—	(1)	—
Service
From net investment income	—	—	(41)	(1)
From net realized gains	—	—	(4)	—

Total distributions to shareholders	(20,218)	(37,141)	(2,875)	(5,424)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(597,066)	(6,971,787)	(844,372)	1,680,045

NET ASSETS:
Change in net assets	(603,077)	(6,969,159)	(845,338)	1,680,075
Beginning of period	23,015,821	29,984,980	4,323,290	2,643,215

End of period	$22,412,744	$23,015,821	$3,477,952	$4,323,290

Accumulated undistributed net investment income	$2,019	$5,420	$34	$464

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective May 10, 2010 for Tax Free Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$1,531	$3,333	$3,505	$8,122
Dividends and distributions reinvested	1	— (a)	2	1
Cost of shares redeemed	(3,991)	(10,110)	(12,117)	(25,192)

Change in net assets from Class B capital transactions	$(2,459)	$(6,777)	$(8,610)	$(17,069)

Class C
Proceeds from shares issued	$18,179	$9,037	$374,134	$211,333
Dividends and distributions reinvested	1	— (a)	68	10
Cost of shares redeemed	(12,542)	(13,371)	(375,542)	(259,517)

Change in net assets from Class C capital transactions	$5,638	$(4,334)	$(1,340)	$(48,174)

Agency
Proceeds from shares issued	$418,124,009	$305,617,923	$3,449,716	$3,074,934
Dividends and distributions reinvested	5,590	23,938	237	832
Cost of shares redeemed	(416,655,301)	(308,892,343)	(3,343,284)	(3,218,653)

Change in net assets from Agency capital transactions	$1,474,298	$(3,250,482)	$106,669	$(142,887)

Capital
Proceeds from shares issued	$677,299,592	$751,539,175	$19,679,225	$34,301,756
Dividends and distributions reinvested	61,294	165,794	3,652	15,267
Cost of shares redeemed	(687,530,848)	(747,348,654)	(21,339,992)	(34,316,572)

Change in net assets from Capital capital transactions	$(10,169,962)	$4,356,315	$(1,657,115)	$451

Cash Management
Proceeds from shares issued	$1,759,654	$1,447,362	$—	$—
Dividends and distributions reinvested	54	2	—	—
Cost of shares redeemed	(1,579,303)	(1,395,934)	—	—

Change in net assets from Cash Management capital transactions	$180,405	$51,430	$—	$—

Direct (b)
Proceeds from shares issued	$2,826,934	$1,793,147	$—	$—
Dividends and distributions reinvested	—	2	—	—
Cost of shares redeemed	(2,652,624)	(783,794)	—	—

Change in net assets from Direct capital transactions	$174,310	$1,009,355	$—	$—

Eagle Class (c)
Proceeds from shares issued	$1,898,945	$—	$—	$—
Dividends and distributions reinvested	103	—	—	—
Cost of shares redeemed	(691,993)	—	—	—

Change in net assets from Eagle Class capital transactions	$1,207,055	$—	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$104,150	$265,776
Dividends and distributions reinvested	—	—	107	23
Cost of shares redeemed	—	—	(96,386)	(88,180)

Change in net assets from E*Trade capital transactions	$—	$—	$7,871	$177,619

Institutional Class
Proceeds from shares issued	$203,208,964	$260,198,617	$14,259,388	$18,118,946
Dividends and distributions reinvested	22,551	56,482	2,529	8,541
Cost of shares redeemed	(212,398,322)	(266,923,284)	(14,516,598)	(17,736,043)

Change in net assets from Institutional Class capital transactions	$(9,166,807)	$(6,668,185)	$(254,681)	$391,444

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS (continued):
Investor (d)
Proceeds from shares issued	$394,120	$832,523	$2,045,981	$1,444,816
Dividends and distributions reinvested	64	1	52	251
Cost of shares redeemed	(527,230)	(218,558)	(2,126,807)	(1,586,815)

Change in net assets from Investor capital transactions	$(133,046)	$613,966	$(80,774)	$(141,748)

Morgan
Proceeds from shares issued	$256,084,726	$573,626,048	$2,076,739	$2,059,725
Dividends and distributions reinvested	245	3,569	513	2,970
Cost of shares redeemed	(257,040,938)	(577,676,712)	(2,253,650)	(2,488,484)

Change in net assets from Morgan capital transactions	$(955,967)	$(4,047,095)	$(176,398)	$(425,789)

Premier
Proceeds from shares issued	$151,410,376	$361,226,928	$1,151,750	$1,793,654
Dividends and distributions reinvested	257	4,840	31	674
Cost of shares redeemed	(152,241,517)	(366,267,785)	(1,237,871)	(2,137,827)

Change in net assets from Premier capital transactions	$(830,884)	$(5,036,017)	$(86,090)	$(343,499)

Reserve
Proceeds from shares issued	$161,933,209	$277,832,557	$70,806,417	$129,071,927
Dividends and distributions reinvested	146	882	7	51
Cost of shares redeemed	(162,720,918)	(279,191,011)	(70,901,067)	(129,523,883)

Change in net assets from Reserve capital transactions	$(787,563)	$(1,357,572)	$(94,643)	$(451,905)

Service (d)
Proceeds from shares issued	$1,084,192	$1,421,245	$55,207,390	$111,095,138
Dividends and distributions reinvested	125	1	6	— (a)
Cost of shares redeemed	(1,003,359)	(413,957)	(55,344,008)	(111,510,849)

Change in net assets from Service capital transactions	$80,958	$1,007,289	$(136,612)	$(415,711)

Total change in net assets from capital transactions	$(18,924,024)	$(13,332,107)	$(2,381,723)	$(1,417,268)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class B
Issued	1,531	3,333	3,505	8,122
Reinvested	1	— (a)	2	1
Redeemed	(3,991)	(10,110)	(12,117)	(25,192)

Change in Class B Shares	(2,459)	(6,777)	(8,610)	(17,069)

Class C
Issued	18,179	9,037	374,134	211,333
Reinvested	1	— (a)	68	10
Redeemed	(12,542)	(13,371)	(375,542)	(259,517)

Change in Class C Shares	5,638	(4,334)	(1,340)	(48,174)

Agency
Issued	418,124,009	305,617,923	3,449,716	3,074,934
Reinvested	5,590	23,938	237	832
Redeemed	(416,655,301)	(308,892,343)	(3,343,284)	(3,218,653)

Change in Agency Shares	1,474,298	(3,250,482)	106,669	(142,887)

Capital
Issued	677,299,592	751,539,175	19,679,225	34,301,756
Reinvested	61,294	165,794	3,652	15,267
Redeemed	(687,530,848)	(747,348,654)	(21,339,992)	(34,316,572)

Change in Capital Shares	(10,169,962)	4,356,315	(1,657,115)	451

Cash Management
Issued	1,759,654	1,447,362	—	—
Reinvested	54	2	—	—
Redeemed	(1,579,303)	(1,395,934)	—	—

Change in Cash Management Shares	180,405	51,430	—	—

Direct (b)
Issued	2,826,934	1,793,147	—	—
Reinvested	—	2	—	—
Redeemed	(2,652,624)	(783,794)	—	—

Change in Direct Shares	174,310	1,009,355	—	—

Eagle Class (c)
Issued	1,898,945	—	—	—
Reinvested	103	—	—	—
Redeemed	(691,993)	—	—	—

Change in Eagle Class Shares	1,207,055	—	—	—

E*Trade
Issued	—	—	104,150	265,776
Reinvested	—	—	107	23
Redeemed	—	—	(96,386)	(88,180)

Change in E*Trade Shares	—	—	7,871	177,619

Institutional Class
Issued	203,208,964	260,198,617	14,259,388	18,118,946
Reinvested	22,551	56,482	2,529	8,541
Redeemed	(212,398,322)	(266,923,284)	(14,516,598)	(17,736,043)

Change in Institutional Class Shares	(9,166,807)	(6,668,185)	(254,681)	391,444

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS (continued):
Investor (d)
Issued	394,120	832,523	2,045,981	1,444,816
Reinvested	64	1	52	251
Redeemed	(527,230)	(218,558)	(2,126,807)	(1,586,815)

Change in Investor Shares	(133,046)	613,966	(80,774)	(141,748)

Morgan
Issued	256,084,726	573,626,048	2,076,739	2,059,725
Reinvested	245	3,569	513	2,970
Redeemed	(257,040,938)	(577,676,712)	(2,253,650)	(2,488,484)

Change in Morgan Shares	(955,967)	(4,047,095)	(176,398)	(425,789)

Premier
Issued	151,410,376	361,226,928	1,151,750	1,793,654
Reinvested	257	4,840	31	674
Redeemed	(152,241,517)	(366,267,785)	(1,237,871)	(2,137,827)

Change in Premier Shares	(830,884)	(5,036,017)	(86,090)	(343,499)

Reserve
Issued	161,933,209	277,832,557	70,806,417	129,071,927
Reinvested	146	882	7	51
Redeemed	(162,720,918)	(279,191,011)	(70,901,067)	(129,523,883)

Change in Reserve Shares	(787,563)	(1,357,572)	(94,643)	(451,905)

Service (d)
Issued	1,084,192	1,421,245	55,207,390	111,095,138
Reinvested	125	1	6	— (a)
Redeemed	(1,003,359)	(413,957)	(55,344,008)	(111,510,849)

Change in Service Shares	80,958	1,007,289	(136,612)	(415,711)

(a)	Amount rounds to less than 1,000 (Shares or dollars).
(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.
(c)	Commencement of offering of class of shares effective May 10, 2010 for Prime Money Market Fund.
(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$224	$249
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	(799)	(871)

Change in net assets from Class B capital transactions	$—	$—	$(575)	$(622)

Class C
Proceeds from shares issued	$—	$—	$191,826	$61,450
Dividends and distributions reinvested	—	—	16	—
Cost of shares redeemed	—	—	(108,613)	(131,534)

Change in net assets from Class C capital transactions	$—	$—	$83,229	$(70,084)

Agency
Proceeds from shares issued	$287,954,275	$233,555,467	$43,637,645	$45,331,644
Dividends and distributions reinvested	1,374	13,316	183	757
Cost of shares redeemed	(288,291,246)	(238,290,813)	(43,801,422)	(45,940,801)

Change in net assets from Agency capital transactions	$(335,597)	$(4,722,030)	$(163,594)	$(608,400)

Capital
Proceeds from shares issued	$257,845,676	$354,912,437	$—	$—
Dividends and distributions reinvested	19,739	78,028	—	—
Cost of shares redeemed	(261,586,696)	(369,503,080)	—	—

Change in net assets from Capital capital transactions	$(3,721,281)	$(14,512,615)	$—	$—

Direct (b)
Proceeds from shares issued	$747,482	$223,275	$2,020,624	$1,684,270
Dividends and distributions reinvested	—	— (a)	—	— (a)
Cost of shares redeemed	(458,223)	(134,678)	(1,740,176)	(767,554)

Change in net assets from Direct capital transactions	$289,259	$88,597	$280,448	$916,716

Institutional Class
Proceeds from shares issued	$110,409,234	$168,791,783	$45,215,494	$79,491,635
Dividends and distributions reinvested	5,228	29,939	946	5,098
Cost of shares redeemed	(118,660,181)	(173,847,219)	(47,413,592)	(83,547,049)

Change in net assets from Institutional Class capital transactions	$(8,245,719)	$(5,025,497)	$(2,197,152)	$(4,050,316)

Investor (c)
Proceeds from shares issued	$2,359,155	$4,021,274	$1,047,386	$2,630,050
Dividends and distributions reinvested	622	—	5	1
Cost of shares redeemed	(2,531,009)	(582,790)	(1,447,081)	(2,894,867)

Change in net assets from Investor capital transactions	$(171,232)	$3,438,484	$(399,690)	$(264,816)

Morgan
Proceeds from shares issued	$274,838,343	$416,182,797	$128,009,152	$180,532,656
Dividends and distributions reinvested	125	94	32	—
Cost of shares redeemed	(274,763,650)	(418,866,042)	(128,115,426)	(181,199,909)

Change in net assets from Morgan capital transactions	$74,818	$(2,683,151)	$(106,242)	$(667,253)

Premier
Proceeds from shares issued	$78,306,222	$110,280,834	$31,350,675	$42,673,439
Dividends and distributions reinvested	164	799	27	8
Cost of shares redeemed	(78,698,992)	(108,507,870)	(31,491,046)	(43,206,322)

Change in net assets from Premier capital transactions	$(392,606)	$1,773,763	$(140,344)	$(532,875)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS (continued):
Reserve
Proceeds from shares issued	$10,390,733	$24,078,363	$90,191,004	$138,053,968
Dividends and distributions reinvested	2	— (a)	88	—
Cost of shares redeemed	(10,411,769)	(24,194,015)	(90,340,217)	(138,850,964)

Change in net assets from Reserve capital transactions	$(21,034)	$(115,652)	$(149,125)	$(796,996)

Service (c)
Proceeds from shares issued	$8,375,190	$15,011,804	$—	$100
Dividends and distributions reinvested	87	—	— (a)	— (a)
Cost of shares redeemed	(8,308,825)	(15,113,725)	—	— (a)

Change in net assets from Service capital transactions	$66,452	$(101,921)	$— (a)	$100

Total change in net assets from capital transactions	$(12,456,940)	$(21,860,022)	$(2,793,045)	$(6,074,546)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class B
Issued	—	—	224	249
Reinvested	—	—	— (a)	—
Redeemed	—	—	(799)	(871)

Change in Class B Shares	—	—	(575)	(622)

Class C
Issued	—	—	191,826	61,450
Reinvested	—	—	16	—
Redeemed	—	—	(108,613)	(131,534)

Change in Class C Shares	—	—	83,229	(70,084)

Agency
Issued	287,954,275	233,555,467	43,637,645	45,331,644
Reinvested	1,374	13,316	183	757
Redeemed	(288,291,246)	(238,290,813)	(43,801,422)	(45,940,801)

Change in Agency Shares	(335,597)	(4,722,030)	(163,594)	(608,400)

Capital
Issued	257,845,676	354,912,437	—	—
Reinvested	19,739	78,028	—	—
Redeemed	(261,586,696)	(369,503,080)	—	—

Change in Capital Shares	(3,721,281)	(14,512,615)	—	—

Direct (b)
Issued	747,482	223,275	2,020,624	1,684,270
Reinvested	—	— (a)	—	— (a)
Redeemed	(458,223)	(134,678)	(1,740,176)	(767,554)

Change in Direct Shares	289,259	88,597	280,448	916,716

Institutional Class
Issued	110,409,234	168,791,783	45,215,494	79,491,635
Reinvested	5,228	29,939	946	5,098
Redeemed	(118,660,181)	(173,847,219)	(47,413,592)	(83,547,049)

Change in Institutional Class Shares	(8,245,719)	(5,025,497)	(2,197,152)	(4,050,316)

Investor (c)
Issued	2,359,155	4,021,274	1,047,386	2,630,050
Reinvested	622	—	5	1
Redeemed	(2,531,009)	(582,790)	(1,447,081)	(2,894,867)

Change in Investor Shares	(171,232)	3,438,484	(399,690)	(264,816)

Morgan
Issued	274,838,343	416,182,797	128,009,152	180,532,656
Reinvested	125	94	32	—
Redeemed	(274,763,650)	(418,866,042)	(128,115,426)	(181,199,909)

Change in Morgan Shares	74,818	(2,683,151)	(106,242)	(667,253)

Premier
Issued	78,306,222	110,280,834	31,350,675	42,673,439
Reinvested	164	799	27	8
Redeemed	(78,698,992)	(108,507,870)	(31,491,046)	(43,206,322)

Change in Premier Shares	(392,606)	1,773,763	(140,344)	(532,875)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS (continued):
Reserve
Issued	10,390,733	24,078,363	90,191,004	138,053,968
Reinvested	2	— (a)	88	—
Redeemed	(10,411,769)	(24,194,015)	(90,340,217)	(138,850,964)

Change in Reserve Shares	(21,034)	(115,652)	(149,125)	(796,996)

Service (c)
Issued	8,375,190	15,011,804	—	100
Reinvested	87	—	— (a)	—	(a)
Redeemed	(8,308,825)	(15,113,725)	—	—	(a)

Change in Service Shares	66,452	(101,921)	—	100

(a)	Amount rounds to less than 1,000 (Shares or dollars).
(b)	Commencement of offering of class of shares effective July 17, 2009.
(c)	Commencement of offering of class of shares effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,633,757	$4,683,014	$40,426,158	$30,688,382
Dividends and distributions reinvested	175	993	145	14
Cost of shares redeemed	(2,934,448)	(4,895,765)	(40,119,479)	(31,339,059)

Change in net assets from Agency capital transactions	$(300,516)	$(211,758)	$306,824	$(650,663)

Capital
Proceeds from shares issued	$—	$—	$21,338,966	$16,363,866
Dividends and distributions reinvested	—	—	409	1,896
Cost of shares redeemed	—	—	(22,338,688)	(17,876,463)

Change in net assets from Capital capital transactions	$—	$—	$(999,313)	$(1,510,701)

Institutional Class
Proceeds from shares issued	$20,934,210	$43,898,368	$16,665,951	$16,160,057
Dividends and distributions reinvested	1,373	9,289	249	597
Cost of shares redeemed	(24,912,467)	(52,976,601)	(14,963,482)	(23,951,892)

Change in net assets from Institutional Class capital transactions	$(3,976,884)	$(9,068,944)	$1,702,718	$(7,791,238)

Morgan
Proceeds from shares issued	$4,953,566	$5,050,009	$76,469,637	$62,915,249
Dividends and distributions reinvested	30	4	99	—
Cost of shares redeemed	(4,863,686)	(5,150,745)	(76,391,551)	(63,705,124)

Change in net assets from Morgan capital transactions	$89,910	$(100,732)	$78,185	$(789,875)

Premier
Proceeds from shares issued	$1,777,236	$2,836,367	$85,287,855	$119,799,983
Dividends and distributions reinvested	81	132	87	—
Cost of shares redeemed	(1,980,643)	(3,612,211)	(85,502,056)	(121,454,996)

Change in net assets from Premier capital transactions	$(203,326)	$(775,712)	$(214,114)	$(1,655,013)

Reserve
Proceeds from shares issued	$361,336	$546,386	$154,471	$2,921,228
Dividends and distributions reinvested	6	—	9	—
Cost of shares redeemed	(462,138)	(514,068)	(417,364)	(7,532,258)

Change in net assets from Reserve capital transactions	$(100,796)	$32,318	$(262,884)	$(4,611,030)

Service (a)
Proceeds from shares issued	$—	$—	$—	$100
Dividends and distributions reinvested	—	—	— (b)	—

Change in net assets from Service capital transactions	$—	$—	$— (b)	$100

Total change in net assets from capital transactions	$(4,491,612)	$(10,124,828)	$611,416	$(17,008,420)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Agency
Issued	2,633,757	4,683,014	40,426,145	30,688,382
Reinvested	175	993	145	14
Redeemed	(2,934,448)	(4,895,765)	(40,119,466)	(31,339,059)

Change in Agency Shares	(300,516)	(211,758)	306,824	(650,663)

Capital
Issued	—	—	21,338,887	16,363,866
Reinvested	—	—	409	1,896
Redeemed	—	—	(22,338,688)	(17,876,463)

Change in Capital Shares	—	—	(999,392)	(1,510,701)

Institutional Class
Issued	20,934,210	43,898,368	16,665,911	16,160,057
Reinvested	1,373	9,289	249	597
Redeemed	(24,912,467)	(52,976,601)	(14,963,394)	(23,951,892)

Change in Institutional Class Shares	(3,976,884)	(9,068,944)	1,702,766	(7,791,238)

Morgan
Issued	4,953,566	5,050,009	76,469,611	62,915,249
Reinvested	30	4	99	—
Redeemed	(4,863,686)	(5,150,745)	(76,391,551)	(63,705,124)

Change in Morgan Shares	89,910	(100,732)	78,159	(789,875)

Premier
Issued	1,777,236	2,836,367	85,287,843	119,799,983
Reinvested	81	132	87	—
Redeemed	(1,980,643)	(3,612,211)	(85,502,011)	(121,454,996)

Change in Premier Shares	(203,326)	(775,712)	(214,081)	(1,655,013)

Reserve
Issued	361,336	546,386	154,372	2,921,228
Reinvested	6	—	9	—
Redeemed	(462,138)	(514,068)	(417,240)	(7,532,258)

Change in Reserve Shares	(100,796)	32,318	(262,859)	(4,611,030)

Service (a)
Issued	—	—	—	100
Reinvested	—	—	— (b)	—

Change in Service Shares	—	—	— (b)	100

(a)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,281,248	$3,292,343	$91,864	$488,132
Dividends and distributions reinvested	254	481	29	61
Cost of shares redeemed	(2,551,888)	(3,642,592)	(190,351)	(430,850)

Change in net assets from Agency capital transactions	$(270,386)	$(349,768)	$(98,458)	$57,343

Direct (a)
Proceeds from shares issued	$—	$100	$—	$—
Dividends and distributions reinvested	— (b)	— (b)	—	—

Change in net assets from Direct capital transactions	$— (b)	$100	$—	$—

Eagle Class (c)
Proceeds from shares issued	$1,603,033	$—	$—	$—
Dividends and distributions reinvested	261	—	—	—
Cost of shares redeemed	(471,650)	—	—	—

Change in net assets from Eagle Class capital transactions	$1,131,644	$—	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$648,507	$744,001
Dividends and distributions reinvested	—	—	378	177
Cost of shares redeemed	—	—	(509,534)	(556,869)

Change in net assets from E*Trade capital transactions	$—	$—	$139,351	$187,309

Institutional Class
Proceeds from shares issued	$65,230,649	$38,303,795	$3,306,063	$4,333,619
Dividends and distributions reinvested	5,418	9,877	1,608	2,788
Cost of shares redeemed	(66,112,487)	(40,251,436)	(3,944,633)	(3,222,240)

Change in net assets from Institutional Class capital transactions	$(876,420)	$(1,937,764)	$(636,962)	$1,114,167

Morgan
Proceeds from shares issued	$42,489,029	$66,420,507	$566,600	$573,073
Dividends and distributions reinvested	84	85	43	470
Cost of shares redeemed	(42,491,534)	(66,802,812)	(596,901)	(652,949)

Change in net assets from Morgan capital transactions	$(2,421)	$(382,220)	$(30,258)	$(79,406)

Premier
Proceeds from shares issued	$11,237,738	$12,742,221	$198,265	$430,721
Dividends and distributions reinvested	59	158	10	128
Cost of shares redeemed	(11,912,760)	(14,777,054)	(250,665)	(342,252)

Change in net assets from Premier capital transactions	$(674,963)	$(2,034,675)	$(52,390)	$88,597

Reserve
Proceeds from shares issued	$33,749,575	$32,576,908	$18,626,576	$24,541,808
Dividends and distributions reinvested	113	19	3	21
Cost of shares redeemed	(33,654,208)	(34,844,387)	(18,692,063)	(24,554,674)

Change in net assets from Reserve capital transactions	$95,480	$(2,267,460)	$(65,484)	$(12,845)

Service
Proceeds from shares issued	$—	$—	$6,862,664	$11,161,613
Dividends and distributions reinvested	—	—	41	— (b)
Cost of shares redeemed	—	—	(6,962,876)	(10,836,733)

Change in net assets from Service capital transactions	$—	$—	$(100,171)	$324,880

Total change in net assets from capital transactions	$(597,066)	$(6,971,787)	$(844,372)	$1,680,045

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Agency
Issued	2,281,248	3,292,343	91,864	488,132
Reinvested	254	481	29	61
Redeemed	(2,551,888)	(3,642,592)	(190,351)	(430,850)

Change in Agency Shares	(270,386)	(349,768)	(98,458)	57,343

Direct (a)
Issued	—	100	—	—
Reinvested	— (b)	— (b)	—	—

Change in Direct Shares	— (b)	100	—	—

Eagle Class (c)
Issued	1,603,033	—	—	—
Reinvested	261	—	—	—
Redeemed	(471,650)	—	—	—

Change in Eagle Class Shares	1,131,644	—	—	—

E*Trade
Issued	—	—	648,507	744,001
Reinvested	—	—	378	177
Redeemed	—	—	(509,534)	(556,869)

Change in E*Trade Shares	—	—	139,351	187,309

Institutional Class
Issued	65,230,649	38,303,795	3,306,063	4,333,619
Reinvested	5,418	9,877	1,608	2,788
Redeemed	(66,112,487)	(40,251,436)	(3,944,633)	(3,222,240)

Change in Institutional Class Shares	(876,420)	(1,937,764)	(636,962)	1,114,167

Morgan
Issued	42,489,029	66,420,507	566,600	573,073
Reinvested	84	85	43	470
Redeemed	(42,491,534)	(66,802,812)	(596,901)	(652,949)

Change in Morgan Shares	(2,421)	(382,220)	(30,258)	(79,406)

Premier
Issued	11,237,738	12,742,221	198,265	430,721
Reinvested	59	158	10	128
Redeemed	(11,912,761)	(14,777,054)	(250,665)	(342,252)

Change in Premier Shares	(674,964)	(2,034,675)	(52,390)	88,597

Reserve
Issued	33,749,575	32,576,908	18,626,576	24,541,808
Reinvested	113	19	3	21
Redeemed	(33,654,208)	(34,844,387)	(18,692,063)	(24,554,674)

Change in Reserve Shares	95,480	(2,267,460)	(65,484)	(12,845)

Service
Issued	—	—	6,862,664	11,161,613
Reinvested	—	—	41	— (b)
Redeemed	—	—	(6,962,876)	(10,836,733)

Change in Service Shares	—	—	(100,171)	324,880

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.
(b)	Amount rounds to less than 1,000 (Shares or dollars).
(c)	Commencement of offering of class of shares effective May 10, 2010 for Tax Free Money Market Fund

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Prime Money Market Fund
Class B
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Class C
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Agency
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Capital
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Cash Management
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Direct
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 17, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Eagle Class
May 10, 2010 (i) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Includes insurance expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$4,473	0.31%		0.01%		1.16%
1.00	0.00	(e)	6,932	0.59	(f)	0.00	(e)	1.17
1.00	1.62		13,709	0.99	(f)	1.52		1.17
1.00	4.28	(g)	7,903	0.97		4.18		1.17
1.00	4.31		6,161	0.97		4.26		1.18

1.00	0.01		12,361	0.32		0.01		1.16
1.00	0.00	(e)	6,723	0.58	(f)	0.00	(e)	1.17
1.00	1.62		11,057	0.99	(f)	1.52		1.17
1.00	4.28	(g)	5,887	0.97		4.11		1.17
1.00	4.31		1,497	0.97		4.33		1.17

1.00	0.07		12,815,353	0.26		0.07		0.31
1.00	0.26		11,341,161	0.28	(f)	0.27		0.32
1.00	2.34		14,591,611	0.27	(h)	2.27		0.32
1.00	5.02	(g)	10,640,542	0.26		4.88		0.32
1.00	5.05		10,626,102	0.26		4.95		0.33

1.00	0.15		76,648,261	0.18		0.14		0.21
1.00	0.35		86,818,790	0.18	(h)	0.35		0.22
1.00	2.44		82,462,192	0.18	(f)	2.30		0.22
1.00	5.12	(g)	43,128,647	0.16		4.98		0.22
1.00	5.15		38,644,921	0.16		5.06		0.23

1.00	0.01		565,910	0.32		0.01		0.96
1.00	0.00	(e)	385,509	0.53	(h)	0.00	(e)	0.97
1.00	1.63		334,078	0.97	(h)	1.52		0.97
1.00	4.28	(g)	323,442	0.96		4.27		0.97
1.00	4.32		28,464	0.96		4.19		0.98

1.00	0.03		1,183,658	0.29		0.03		0.31
1.00	0.04		1,009,356	0.30		0.04		0.30

1.00	0.01		1,207,045	0.41		0.01		0.88

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Investor
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Premier
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)		—		(0.05)

Reserve
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)		—		(0.04)

Service
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Includes insurance expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000's)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.12%		$29,886,053	0.21%		0.11%		0.26%
1.00	0.32		39,053,068	0.22	(h)	0.32		0.27
1.00	2.40		45,721,168	0.22	(f)	2.28		0.27
1.00	5.08	(g)	28,355,614	0.20		4.95		0.27
1.00	5.11		25,408,596	0.20		5.01		0.28

1.00	0.01		480,917	0.32		0.01		0.51
1.00	0.00	(e)	613,967	0.32		0.00	(e)	0.50

1.00	0.01		2,936,414	0.31		0.01		0.51
1.00	0.10		3,892,404	0.45	(f)	0.13		0.52
1.00	2.09		7,939,483	0.52	(f)	2.05		0.52
1.00	4.75	(g)	7,199,661	0.51		4.64		0.52
1.00	4.79		5,961,657	0.51		4.72		0.53

1.00	0.01		5,021,450	0.31		0.01		0.46
1.00	0.13		5,852,367	0.42	(f)	0.14		0.47
1.00	2.14		10,888,362	0.47	(f)	2.08		0.47
1.00	4.82	(g)	9,105,808	0.45		4.72		0.47
1.00	4.85		7,844,932	0.45		4.75		0.48

1.00	0.01		1,781,936	0.31		0.01		0.71
1.00	0.04		2,569,511	0.52	(f)	0.04		0.72
1.00	1.89		3,927,075	0.72	(f)	1.74		0.72
1.00	4.56	(g)	1,901,561	0.70		4.46		0.72
1.00	4.59		461,798	0.70		4.49		0.73

1.00	0.01		1,088,239	0.31		0.01		1.06
1.00	0.00	(e)	1,007,290	0.32		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Liquid Assets Money Market Fund
Class B
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Class C
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Agency
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Capital
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

E*Trade
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
January 8, 2009 (j) through February 28, 2009	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Institutional Class
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Includes interest expense of 0.01%.
(i)	Includes insurance expense of 0.01%.
(j)	Commencement of offering of class of shares.
(k)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%		$9,102	0.33%		0.01%		1.17%
1.00	0.00	(e)	17,713	0.63	(f)	0.00	(e)	1.18
1.00	1.71		34,781	0.99	(f)	1.57		1.19
1.00	4.29	(g)	19,010	0.98	(h)	4.20		1.18
1.00	4.30		18,717	0.97		4.23		1.19

1.00	0.02		419,195	0.33		0.01		1.18
1.00	0.00	(e)	420,552	0.59	(f)	0.00	(e)	1.18
1.00	1.71		468,725	0.98	(i)	1.74		1.18
1.00	4.29	(g)	616,746	0.98	(h)	4.17		1.18
1.00	4.29		494,963	0.97		4.20		1.19

1.00	0.09		415,248	0.26		0.08		0.33
1.00	0.30		308,594	0.28	(f)	0.31		0.33
1.00	2.43		451,480	0.27	(i)	2.42		0.33
1.00	5.03	(g)	499,591	0.26		4.86		0.33
1.00	5.03		183,392	0.26		4.94		0.34

1.00	0.17		2,296,780	0.18		0.16		0.22
1.00	0.40		3,953,966	0.19	(f)	0.39		0.23
1.00	2.53		3,953,504	0.18	(f)	2.40		0.23
1.00	5.14	(g)	2,441,114	0.16		4.94		0.23
1.00	5.14		1,663,573	0.16		5.02		0.24

1.00	0.06		187,244	0.29		0.05		1.07
1.00	0.03		179,380	0.32		0.05		1.06
1.00	0.06		1,761	1.03	(k)	0.21		1.09

1.00	0.14		2,183,936	0.21		0.13		0.27
1.00	0.36		2,438,682	0.22	(f)	0.33		0.28
1.00	2.49		2,047,234	0.22	(f)	2.36		0.28
1.00	5.10	(g)	1,211,750	0.20		5.01		0.28
1.00	5.10		1,670,013	0.20		4.96		0.29

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Liquid Assets Money Market Fund (continued)
Investor
Year Ended February 28, 2011	$1.00	$—	(b)	$—	(b)	$—	(b)	$— (b)	$—	(b)	$— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)

Morgan
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)

Premier
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)

Reserve
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)

Service
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.02%.
(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(f)	Includes interest expense of 0.01%.
(g)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%		$491,592	0.33%		0.01%		0.52%
1.00	0.12		572,388	0.47	(d)	0.14		0.53
1.00	2.17		714,135	0.52	(g)	2.16		0.53
1.00	4.77	(e)	745,382	0.51		4.74		0.53
1.00	4.77		1,841,427	0.51		4.69		0.54

1.00	0.02		2,964,774	0.33		0.01		0.62
1.00	0.09		3,141,289	0.49	(d)	0.09		0.63
1.00	2.09		3,567,073	0.60	(g)	2.05		0.63
1.00	4.69	(e)	3,322,087	0.60	(f)	4.57		0.63
1.00	4.69		2,783,868	0.59		4.62		0.64

1.00	0.02		231,302	0.33		0.01		0.47
1.00	0.15		317,407	0.44	(d)	0.16		0.48
1.00	2.23		660,906	0.46	(g)	2.27		0.48
1.00	4.84	(e)	754,089	0.45		4.68		0.48
1.00	4.84		545,911	0.45		4.77		0.49

1.00	0.02		286,293	0.33		0.01		0.72
1.00	0.05		380,945	0.57	(d)	0.07		0.73
1.00	1.98		832,849	0.71	(g)	2.09		0.73
1.00	4.57	(e)	1,951,990	0.71	(f)	4.48		0.73
1.00	4.58		1,461,304	0.70		4.41		0.74

1.00	0.02		216,160	0.33		0.01		1.07
1.00	0.00	(c)	352,780	0.64	(d)	0.00	(c)	1.08
1.00	1.62		768,490	1.07	(d)	1.43		1.09
1.00	4.23	(e)	17	1.04		4.14		1.08
1.00	4.27		16	1.00		4.19		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Capital
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Direct
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 17, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Institutional Class
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Investor
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 1, 2009 (j) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—

Morgan
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Premier
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	An affiliate reimbursed the Fund for losses incurred from an operational error. The effect was less than 0.01%.
(g)	Includes insurance expense of 0.01%.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	Includes insurance expense of 0.02%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%		$7,720,013	0.24%		0.00	%(e)	0.31%
1.00	0.13	(f)	8,057,013	0.26		0.14		0.31	(f)
1.00	1.81		12,778,607	0.27	(g)	1.60		0.32
1.00	4.82	(h)	5,168,268	0.26		4.65		0.32
1.00	5.00		3,890,478	0.26		4.91		0.33

1.00	0.08		34,776,795	0.18		0.06		0.21
1.00	0.21	(f)	38,504,450	0.17		0.22		0.21	(f)
1.00	1.92		53,014,849	0.18	(i)	1.58		0.22
1.00	4.92	(h)	15,643,602	0.16		4.64		0.21
1.00	5.10		6,985,294	0.16		4.94		0.23

1.00	0.02		377,821	0.24		0.00	(e)	0.31
1.00	0.01	(f)	88,599	0.27		0.01		0.30	(f)

1.00	0.05		11,591,430	0.21		0.03		0.26
1.00	0.18	(f)	19,839,937	0.21		0.18		0.26	(f)
1.00	1.88		24,864,451	0.22	(i)	1.56		0.27
1.00	4.88	(h)	7,023,964	0.20		4.58		0.26
1.00	5.06		2,065,993	0.20		4.94		0.28

1.00	0.02		3,266,727	0.24		0.00	(e)	0.51
1.00	0.00	(f)	3,438,538	0.25		0.00	(e)	0.50	(f)

1.00	0.02		2,381,884	0.24		0.00	(e)	0.61
1.00	0.01	(f)	2,307,416	0.41		0.01		0.61	(f)
1.00	1.48		4,990,436	0.60	(g)	1.39		0.62
1.00	4.48	(h)	3,356,978	0.59		4.38		0.62
1.00	4.65		3,245,121	0.59		4.58		0.63

1.00	0.02		4,769,530	0.24		0.00	(e)	0.46
1.00	0.04	(f)	5,162,992	0.35		0.03		0.46	(f)
1.00	1.62		3,389,001	0.46	(g)	1.47		0.47
1.00	4.62	(h)	1,856,533	0.45		4.49		0.47
1.00	4.80		1,624,006	0.45		4.69		0.48

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions

U.S. Government Money Market Fund (continued)
Reserve
Year Ended February 28, 2011	$1.00	$—	(b)	$—	(b)	$—	(b)	$— (b)	$—	(b)	$— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)

Service
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	An affiliate reimbursed the Fund for losses incurred from an operational error. The effect was less than 0.01%.
(e)	Includes insurance expense of 0.01%.
(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%		$44,382	0.24%		0.00	%(c)	0.71%
1.00	0.00	(c)(d)	65,425	0.43		0.00	(c)	0.71	(d)
1.00	1.37		181,072	0.71	(e)	1.47		0.71
1.00	4.36	(f)	280,327	0.70		4.30		0.72
1.00	4.54		343,592	0.70		4.37		0.73

1.00	0.02		561,970	0.24		0.00	(c)	1.06
1.00	0.00	(d)	495,606	0.39		0.00	(c)	1.06	(d)
1.00	1.04		597,506	1.00	(e)	0.44		1.07
1.00	4.01	(f)	252	1.05		3.00		1.06
1.00	4.23		16	1.00		4.15		1.07

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class B
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Class C
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Agency
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Direct
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 17, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Institutional Class
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Investor
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	Commencement of offering of class of shares.
(j)	An affiliate reimbursed the Fund for losses incurred from an operational error. The effect was less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$617	0.21%		0.00	(e)%	1.16%
1.00	0.00	(j)	1,192	0.28	(f)	0.00	(e)	1.16	(j)
1.00	0.58		1,814	0.69	(g)	0.46		1.17
1.00	3.63	(h)	1,542	0.97		3.60		1.17
1.00	4.22		1,528	0.97		4.15		1.18

1.00	0.01		175,024	0.21		0.00	(e)	1.16
1.00	0.00	(j)	91,807	0.30	(f)	0.00	(e)	1.17	(j)
1.00	0.58		161,891	0.68	(g)	0.44		1.18
1.00	3.63	(h)	93,532	0.97		3.21		1.17
1.00	4.22		28,026	0.97		4.18		1.18

1.00	0.01		2,052,542	0.21		0.00	(e)	0.31
1.00	0.05	(j)	2,216,299	0.23	(f)	0.05		0.31	(j)
1.00	1.05		2,824,679	0.28	(g)	0.72		0.33
1.00	4.37	(h)	1,019,655	0.26		4.13		0.32
1.00	4.96		896,961	0.26		4.85		0.33

1.00	0.01		1,197,068	0.21		0.00	(e)	0.31
1.00	0.00	(e)(j)	916,720	0.18		0.00	(e)	0.30	(j)

1.00	0.02		5,796,795	0.20		0.01		0.26
1.00	0.08	(j)	7,994,678	0.20	(f)	0.09		0.26	(j)
1.00	1.12		12,044,908	0.22	(g)	0.73		0.28
1.00	4.43	(h)	6,073,940	0.20		3.92		0.27
1.00	5.03		1,009,749	0.20		4.87		0.28

1.00	0.01		461,529	0.21		0.00	(e)	0.51
1.00	0.00	(e)(j)	861,277	0.29	(f)	0.00	(e)	0.52	(j)
1.00	0.84		1,126,084	0.49	(f)	0.84		0.52
1.00	4.11	(h)	1,370,557	0.51		4.11		0.52
1.00	4.70		1,854,344	0.51		4.60		0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Morgan
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Premier
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—		(0.05)

Reserve
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)

Service
Year Ended February 28, 2011	1.00	—	(d)	—		—	(d)	— (d)	—	(d)	— (d)
July 1, 2009 (i) through February 28, 2010	1.00	—		—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	Commencement of offering of class of shares.
(j)	An affiliate reimbursed the Fund for losses incurred from an operational error. The effect was less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$875,074	0.21%		0.00	(e)%	0.61%
1.00	0.00	(e)(j)	981,399	0.29	(f)	0.00	(e)	0.61	(j)
1.00	0.79		1,648,642	0.53	(g)	0.75		0.62
1.00	4.02	(h)	1,939,331	0.59		3.95		0.62
1.00	4.62		1,909,921	0.59		4.59		0.63

1.00	0.01		720,085	0.21		0.00	(e)	0.46
1.00	0.00	(e)(j)	860,500	0.28	(f)	0.00	(e)	0.46	(j)
1.00	0.88		1,393,368	0.45	(g)	0.77		0.47
1.00	4.17	(h)	1,132,622	0.45		4.07		0.47
1.00	4.76		1,424,189	0.45		4.68		0.48

1.00	0.01		1,074,397	0.21		0.00	(e)	0.71
1.00	0.00	(j)	1,223,618	0.29	(f)	0.00	(e)	0.71	(j)
1.00	0.72		2,020,603	0.57	(g)	0.54		0.73
1.00	3.91	(h)	1,231,644	0.70		3.85		0.72
1.00	4.50		876,221	0.70		4.36		0.73

1.00	0.01		100	0.21		0.00	(e)	1.06
1.00	0.00	(j)	100	0.21		0.00	(e)	1.05	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Federal Money Market Fund
Agency
Year Ended February 28, 2011	$1.00	$—	(b)	$—	(b)	$—	(b)	$— (b)	$—	(b)	$— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)

Institutional Class
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)
Year Ended February 28, 2007	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)

Morgan
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)

Premier
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(b)	0.05		(0.05)	—		(0.05)

Reserve
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.02%.
(e)	Includes insurance expense of 0.01%.
(f)	An affiliate reimbursed the Fund for losses incurred from an operational error. The effect was less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.02%		$1,070,681	0.22%		0.00	%(c)	0.31%
1.00	0.11	(f)	1,371,397	0.26		0.11		0.31	(f)
1.00	1.76		1,583,121	0.28	(d)	1.50		0.32
1.00	4.77		570,445	0.26		4.47		0.32
1.00	4.96		172,324	0.26		4.82		0.33

1.00	0.04		5,169,215	0.21		0.02		0.26
1.00	0.16	(f)	9,147,745	0.21	(e)	0.18		0.26	(f)
1.00	1.82		18,216,366	0.21	(e)	1.70		0.27
1.00	4.83		13,536,697	0.20		4.64		0.27
1.00	5.02		5,692,265	0.20		4.95		0.28

1.00	0.02		260,943	0.22		0.00	(c)	0.61
1.00	0.00	(c)(f)	171,067	0.38	(e)	0.00	(c)	0.61	(f)
1.00	1.42		271,793	0.60	(e)	1.42		0.62
1.00	4.42		295,739	0.59		4.29		0.62
1.00	4.61		235,377	0.59		4.53		0.63

1.00	0.02		669,328	0.22		0.00	(c)	0.46
1.00	0.02	(f)	872,798	0.37	(e)	0.03		0.46	(f)
1.00	1.57		1,648,481	0.46	(e)	1.47		0.47
1.00	4.57		1,128,873	0.45		4.41		0.47
1.00	4.76		604,858	0.45		4.62		0.48

1.00	0.02		6,455	0.23		0.00	(c)	0.71
1.00	0.00	(f)	107,259	0.38		0.00	(c)	0.71	(f)
1.00	1.32		74,937	0.70	(d)	1.06		0.72
1.00	4.31		28,485	0.70		4.08		0.72
1.00	4.50		1,251	0.70		4.45		0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)

Capital
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)

Institutional Class
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)

Morgan
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)

Premier
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)

Reserve
Year Ended February 28, 2011	1.00	—	(d)	—	(b)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(b)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(b)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(b)	0.04		(0.04)	—	(d)	(0.04)

Service
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 1, 2009 (h) through February 28, 2010	1.00	—		—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	An affiliate reimbursed the Fund for losses incurred from an operational error. The effect was less than 0.01%.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$1,828,609	0.16%	0.00	(e)%	0.31%
1.00	0.00	(e)(f)	1,522,013	0.19	0.00	(e)	0.30	(f)
1.00	1.03		2,172,668	0.25	0.97		0.31
1.00	4.13	(g)	1,306,725	0.26	3.94		0.32
1.00	4.74		556,544	0.26	4.63		0.33

1.00	0.01		5,104,707	0.16	0.00	(e)	0.21
1.00	0.05	(f)	6,104,553	0.14	0.05		0.20	(f)
1.00	1.13		7,615,191	0.16	1.12		0.21
1.00	4.24	(g)	7,761,701	0.16	3.75		0.22
1.00	4.84		1,382,765	0.16	4.72		0.23

1.00	0.01		6,677,266	0.16	0.00	(e)	0.26
1.00	0.02	(f)	4,975,391	0.17	0.03		0.25	(f)
1.00	1.09		12,766,575	0.20	1.06		0.26
1.00	4.20	(g)	13,006,895	0.20	3.75		0.27
1.00	4.80		2,784,927	0.20	4.72		0.28

1.00	0.01		1,391,343	0.16	0.00	(e)	0.61
1.00	0.00	(f)	1,313,218	0.19	0.00	(e)	0.60	(f)
1.00	0.77		2,103,069	0.53	0.75		0.61
1.00	3.79	(g)	2,359,306	0.59	3.67		0.62
1.00	4.39		1,893,320	0.59	4.29		0.63

1.00	0.01		1,760,070	0.16	0.00	(e)	0.46
1.00	0.00	(f)	1,974,357	0.19	0.00	(e)	0.45	(f)
1.00	0.87		3,629,348	0.41	0.80		0.46
1.00	3.94	(g)	2,352,252	0.45	3.74		0.47
1.00	4.54		1,291,467	0.45	4.45		0.48

1.00	0.01		46,241	0.15	0.00	(e)	0.71
1.00	0.00	(f)	309,357	0.22	0.00	(e)	0.70	(f)
1.00	0.68		4,920,380	0.59	0.63		0.71
1.00	3.68	(g)	3,763,803	0.70	3.33		0.72
1.00	4.27		785,951	0.70	4.37		0.72

1.00	0.01		100	0.16	0.00	(e)	1.06
1.00	0.00	(f)	100	0.16	0.00	(e)	1.05	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Year Ended February 28, 2011	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—	(d)	$— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)

Direct
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
July 17, 2009 (f) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

Eagle Class
May 10, 2010 (f) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)

Institutional Class
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)

Morgan
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)

Premier
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)

Reserve
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	— (d)	—	(d)	— (d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Commencement of offering of class of shares.
(g)	Includes insurance expense of 0.03%.
(h)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.08%		$791,812	0.26%		0.04%		0.31%
1.00	0.16		1,062,442	0.28	(e)	0.17		0.32
1.00	1.64		1,412,071	0.28	(e)	1.57		0.33
1.00	3.30		535,484	0.26		3.21		0.32
1.00	3.31		288,068	0.26		3.26		0.32

1.00	0.05		100	0.29		0.01		0.31
1.00	0.02		100	0.30	(e)	0.04		0.31

1.00	0.03		1,131,461	0.36		0.01		0.87

1.00	0.13		10,925,258	0.21		0.09		0.26
1.00	0.22		11,805,037	0.23	(e)	0.23		0.28
1.00	1.70		13,741,504	0.22	(e)	1.72		0.27
1.00	3.37		12,493,562	0.20		3.27		0.27
1.00	3.37		8,255,381	0.20		3.32		0.27

1.00	0.03		535,623	0.30		0.00	(h)	0.61
1.00	0.02		538,168	0.45	(g)	0.03		0.63
1.00	1.30		920,327	0.61	(e)	1.25		0.62
1.00	2.96		758,385	0.59		2.93		0.62
1.00	2.97		570,935	0.59		3.00		0.62

1.00	0.03		2,710,731	0.30		0.00	(h)	0.46
1.00	0.05		3,386,375	0.41	(g)	0.06		0.48
1.00	1.45		5,420,621	0.47	(e)	1.40		0.47
1.00	3.11		4,079,130	0.45		2.96		0.47
1.00	3.10		2,078,846	0.45		3.07		0.47

1.00	0.03		6,317,759	0.30		0.00	(h)	0.71
1.00	0.00	(i)	6,223,699	0.45	(e)	0.01		0.73
1.00	1.19		8,490,457	0.72	(e)	1.17		0.72
1.00	2.85		7,246,804	0.70		2.75		0.72
1.00	2.86		4,631,440	0.70		2.92		0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Year Ended February 28, 2011	$1.00	$—	(b)	$—	(b)	$—	(b)	$— (b)	$—	(b)	$— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)

E*Trade
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)

Institutional Class
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)

Morgan
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)

Premier
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)

Reserve
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)

Service
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)	— (b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	— (b)	—		— (b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(b)	0.02		(0.02)	—	(b)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(b)	0.03		(0.03)	—	(b)	(0.03)

(a)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Includes insurance expense of 0.01%.
(d)	Includes insurance expense of 0.02%.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(f)	Amount rounds to less than 0.01%.
(g)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.13%		$31,324	0.26%		0.12%		0.32%
1.00	0.37		129,810	0.27	(c)	0.28		0.33
1.00	1.78		72,466	0.28	(d)	1.69		0.34
1.00	3.33	(e)	19,577	0.26		3.20		0.34
1.00	3.35		16,427	0.26		3.22		0.34

1.00	0.02		1,696,495	0.36		0.01		1.07
1.00	0.01		1,557,507	0.63	(d)	0.01		1.09
1.00	1.06		1,370,189	0.99	(d)	1.08		1.09
1.00	2.57	(e)	1,603,907	1.00		2.55		1.09
1.00	2.59		1,723,433	1.00		2.60		1.08

1.00	0.18		942,748	0.21		0.17		0.27
1.00	0.42		1,580,078	0.22	(c)	0.34		0.28
1.00	1.84		465,898	0.22	(d)	1.83		0.29
1.00	3.39	(e)	647,885	0.20		3.37		0.29
1.00	3.41		236,421	0.20		3.36		0.28

1.00	0.01		320,868	0.37		0.00	(f)	0.62
1.00	0.11		351,200	0.54	(d)	0.12		0.64
1.00	1.45		430,604	0.61	(d)	1.41		0.64
1.00	2.99	(e)	313,132	0.59		2.94		0.64
1.00	3.01		315,046	0.59		2.97		0.63

1.00	0.01		113,158	0.37		0.00	(f)	0.47
1.00	0.20		165,573	0.44	(c)	0.14		0.48
1.00	1.59		76,975	0.47	(d)	1.60		0.49
1.00	3.13	(e)	126,250	0.45		3.25		0.49
1.00	3.16		1,037,219	0.45		3.11		0.48

1.00	0.01		59,602	0.37		0.00	(f)	0.72
1.00	0.06		125,114	0.59	(d)	0.06		0.74
1.00	1.34		137,957	0.71	(c)	1.36		0.74
1.00	2.87	(e)	225,916	0.70		2.85		0.74
1.00	2.90		113,653	0.70		2.85		0.73

1.00	0.01		313,757	0.37		0.00	(f)	1.07
1.00	0.00	(f)	414,008	0.49	(c)	0.00	(f)	1.07
1.00	1.01		89,126	1.03	(g)	0.78		1.10
1.00	2.53	(e)	16	1.04		2.49		1.09
1.00	2.59		15	1.00		2.55		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

Eagle Class Shares commenced operations on May 10, 2010, for Prime Money Market Fund and Tax Free Money Market Fund

Direct Shares commenced operations on July 17, 2009, for Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Tax Free Money Market Fund.

Investor Shares commenced operations on July 1, 2009, for Prime Money Market Fund and U.S. Government Money Market Fund.

Service Shares commenced operations on July 1, 2009, for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

All share classes of the 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2011, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund
Total Investments in Securities #	$—	$133,808,785	$—	$133,808,785

Liquid Assets Money Market Fund
Total Investments in Securities #	$—	$9,829,203	$—	$9,829,203

U.S. Government Money Market Fund
Total Investments in Securities #	$—	$65,830,164	$—	$65,830,164

U.S. Treasury Plus Money Market Fund
Total Investments in Securities #	$—	$12,336,976	$—	$12,336,976

Federal Money Market Fund
Total Investments in Securities #	$—	$7,443,114	$—	$7,443,114

100% U.S. Treasury Securities Money Market Fund
Total Investments in Securities #	$—	$18,105,390	$—	$18,105,390

Tax Free Money Market Fund
Total Investments in Securities #	$—	$22,402,370	$—	$22,402,370

Municipal Money Market Fund
Total Investments in Securities #	$—	$3,473,817	$—	$3,473,817

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

For each of the Funds, there were no transfers between Levels 1 and 2 during the year ended February 28, 2011.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2011 (amounts in thousands):

	Value	Percentage
Prime Money Market Fund	$4,123,500	3.1%
Liquid Assets Money Market Fund	310,000	3.2
U.S. Government Money Market Fund	1,475,000	2.3
Tax Free Money Market Fund	29,460	0.1
Municipal Money Market Fund	83,125	2.4

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Prime Money Market Fund	$—	$(499)	$499
Liquid Assets Money Market Fund	—	(301)	301
U.S. Government Money Market Fund	—	(8,219)	8,219
U.S. Treasury Plus Money Market Fund	(52)	(1,406)	1,458
Federal Money Market Fund	—	(1,635)	1,635
100% U.S. Treasury Securities Money Market Fund	—	(2,318)	2,318
Tax Free Money Market Fund	—	1,892	(1,892)
Municipal Money Market Fund	—	(7)	7

The reclassifications for the Funds relate primarily to distribution reclassifications and prior year true-up (Municipal Money Market Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2011, the annual effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administrative fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, Eagle Class, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Institutional

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	n/a	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 28, 2011, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$14
Liquid Assets Money Market Fund	50
U.S. Treasury Plus Money Market Fund	5

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	n/a
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05

The contractual expense limitation agreements were in effect for the year ended February 28, 2011. The expense limitation percentages in the table above are in place until at least June 30, 2011.

For the year ended February 28, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Prime Money Market Fund	$52	$—	$42,905	$42,957
Liquid Assets Money Market Fund	1	129	4,687	4,817
U.S. Government Money Market Fund	41	5,508	16,090	21,639
U.S. Treasury Plus Money Market Fund	26	—	5,519	5,545
Federal Money Market Fund	1	150	4,453	4,604
100% U.S. Treasury Securities Money Market Fund	746	—	5,717	6,463
Tax Free Money Market Fund	8	—	7,212	7,220
Municipal Money Market Fund	—	—	2,139	2,139

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$20,691	$15,812	$36,503
Liquid Assets Money Market Fund	7,015	8,840	15,855
U.S. Government Money Market Fund	27,600	5,298	32,898
U.S. Treasury Plus Money Market Fund	11,910	4,825	16,735
Federal Money Market Fund	2,931	269	3,200
100% U.S. Treasury Securities Money Market Fund	15,763	1,674	17,437
Tax Free Money Market Fund	15,149	17,003	32,152
Municipal Money Market Fund	1,424	12,074	13,498

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the year ended February 28, 2011, the Funds did not invest in any money market funds.

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the year ended February 28, 2011 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$39	$13
Class C	62	21
Agency	—	17,477
Capital	—	38,998
Cash Management	2,447	1,468
Direct	—	1,452
Eagle Class	2,003	2,404
Institutional Class	—	32,114
Investor	—	1,888
Morgan	—	11,830
Premier	—	15,743
Reserve	5,049	6,059
Service	6,242	3,121

	$15,842	$132,588

Liquid Assets Money Market Fund
Class B	$95	$32
Class C	2,864	955
Agency	—	459
Capital	—	1,186
E*Trade	1,112	556
Institutional Class	—	2,041
Investor	—	2,021
Morgan	2,943	10,299
Premier	—	865
Reserve	800	960
Service	1,511	755

	$9,325	$20,129

U.S. Government Money Market Fund
Agency	$—	$12,313
Capital	—	18,421
Direct	—	342
Institutional Class	—	15,572
Investor	—	11,767
Morgan	2,081	7,282
Premier	—	14,986

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

	Distribution	Shareholder Servicing
Reserve	126	151
Service	3,159	1,579

	$5,366	$82,413

U.S. Treasury Plus Money Market Fund
Agency	$—	$2,909
Class B	6	2
Class C	1,038	346
Direct	—	1,677
Institutional Class	—	7,928
Investor	—	2,258
Morgan	962	3,368
Premier	—	2,403
Reserve	2,873	3,448
Service	1	—	(a)

	$4,880	$24,339

Federal Money Market Fund
Agency	$—	$1,529
Institutional Class	—	7,658
Morgan	177	620
Premier	—	2,135
Reserve	95	114

	$272	$12,056

100% U.S. Treasury Securities Money Market Fund
Agency	$—	$2,705
Capital	—	3,344
Institutional Class	—	5,774
Morgan	1,356	4,747
Premier	—	5,296
Reserve	317	381
Service	1	—	(a)

	$1,674	$22,247

Tax Free Money Market Fund
Agency	$—	$1,472
Direct	—	—	(a)
Eagle Class	1,750	2,101
Institutional	—	12,755
Morgan	507	1,775
Premier	—	8,597
Reserve	14,752	17,703

	$17,009	$44,403

Municipal Money Market Fund
Agency	$—	$130
E*Trade	9,515	4,758
Institutional Class	—	1,277
Morgan	322	1,126
Premier	—	350
Reserve	278	333
Service	2,013	1,006

	$12,128	$8,980

(a)	Amount rounds to less than $1,000.

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

5. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February, 28, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$160,997	$—	$—	$160,997
Liquid Assets Money Market Fund	7,957	—	—	7,957
U.S. Government Money Market Fund	41,166	1	—	41,167
U.S. Treasury Plus Money Market Fund	2,575	—	—	2,575
Federal Money Market Fund	3,382	135	—	3,517
100% U.S. Treasury Securities Money Market Fund	2,435	—	—	2,435
Tax Free Money Market Fund	2,697	2,063	15,458	20,218
Municipal Money Market Fund	74	—	2,801	2,875

The tax character of distributions paid during the fiscal year ended February, 28, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From
	Ordinary Income	Tax Exempt Income	Net Long Term Capital Gains	Total Distributions Paid
Prime Money Market Fund	$514,427	$—	$—	$514,427
Liquid Assets Money Market Fund	32,499	—	—	32,499
U.S. Government Money Market Fund	183,687	—	—	183,687
U.S. Treasury Plus Money Market Fund	13,850	—	—	13,850
Federal Money Market Fund	26,100	—	—	26,100
100% U.S. Treasury Securities Money Market Fund	5,119	—	—	5,119
Tax Free Money Market Fund	3,809	32,861	471	37,141
Municipal Money Market Fund	217	5,207	—	5,424

At February 28, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income
Prime Money Market Fund	$7,413	$—	$—
Liquid Assets Money Market Fund	29	—	—
U.S. Government Money Market Fund	127	—	—
U.S. Treasury Plus Money Market Fund	—	—	—
Federal Money Market Fund	118	—	—
100% U.S. Treasury Securities Money Market Fund	340	—	—
Tax Free Money Market Fund	—	—	3,066
Municipal Money Market Fund	—	(502)	107

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, distributions payable (Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund) and post-October loss deferrals (U.S. Government Money Market Fund).

As of February 28, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Municipal Money Market Fund	$502

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2011, the following Fund deferred to March 1, 2010 post-October capital losses of (amounts in thousands):

U.S. Government Money Market Fund	$253

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

As of February 28, 2011, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the year ended February 28, 2011, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$12,657	1	$4

Interest earned, if any, as a result of lending money to another fund as of February 28, 2011 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2011, or at any time during the year then ended.

Interest expense, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

In addition, Liquid Assets Money Market Fund, Municipal Money Market Fund and Tax Free Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain One Group mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. The Court approved a settlement resolving all remaining claims in the litigation in Maryland.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	125

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund (hereafter referred to as the “Funds”) at February 28, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 29, 2011

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	148	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	148	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	148	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	148	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	127

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	148	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	148	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (148 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)

Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2010, and continued to hold your shares at the end of the reporting period, February 28, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual	$1,000.00	$1,000.10	$1.54	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class C
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Agency
Actual	1,000.00	1,000.30	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,000.70	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Cash Management
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Direct
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Eagle Class
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Institutional Class
Actual	1,000.00	1,000.60	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Beginning Account Value September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Prime Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.10	$1.54	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Premier
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Reserve
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Service
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31

Liquid Assets Money Market Fund
Class B
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class C
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Agency
Actual	1,000.00	1,000.40	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,000.80	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
E*Trade
Actual	1,000.00	1,000.30	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Institutional Class
Actual	1,000.00	1,000.70	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Morgan
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Premier
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Reserve
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Service
Actual	1,000.00	1,000.10	1.59	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32

U.S. Government Money Market Fund
Agency
Actual	1,000.00	1,000.10	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Capital
Actual	1,000.00	1,000.40	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Direct
Actual	$1,000.00	$1,000.10	$1.14	0.23%
Hypothetical	1,000.00	1,023.65	1.15	0.23
Institutional Class
Actual	1,000.00	1,000.20	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.10	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Morgan
Actual	1,000.00	1,000.10	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Premier
Actual	1,000.00	1,000.10	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Reserve
Actual	1,000.00	1,000.10	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Service
Actual	1,000.00	1,000.10	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23

U.S. Treasury Plus Money Market Fund
Class B
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class C
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Agency
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Direct
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Institutional Class
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Investor
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Morgan
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Premier
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Reserve
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Service
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

	Beginning Account Value September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Federal Money Market Fund
Agency
Actual	$1,000.00	$1,000.10	$0.99	0.20%
Hypothetical	1,000.00	1,023.80	1.00	0.20
Institutional Class
Actual	1,000.00	1,000.20	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Morgan
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Premier
Actual	1,000.00	1,000.10	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Reserve
Actual	1,000.00	1,000.10	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

100% U.S. Treasury Securities Money Market Fund
Agency
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Capital
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Morgan
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Premier
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Reserve
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Service
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

Tax Free Money Market Fund
Agency
Actual	1,000.00	1,000.40	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Direct
Actual	1,000.00	1,000.20	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Eagle Class
Actual	1,000.00	1,000.20	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Institutional Class
Actual	1,000.00	1,000.60	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	133

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Tax Free Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,000.10	$1.49	0.30%
Hypothetical	1,000.00	1,023.31	1.51	0.30
Premier
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Reserve
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.70	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
E*Trade
Actual	1,000.00	1,000.10	1.79	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36
Institutional Class
Actual	1,000.00	1,000.90	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.10	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Premier
Actual	1,000.00	1,000.10	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Reserve
Actual	1,000.00	1,000.10	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Service
Actual	1,000.00	1,000.10	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2011:

Long-Term Capital Gain Distribution
U.S. Government Money Market Fund	$1
Federal Money Market Fund	135
Tax Free Money Market Fund	2,063

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2011 the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Prime Money Market Fund	$81,790
Liquid Assets Money Market Fund	3,647
U.S. Government Money Market Fund	28,094
U.S. Treasury Plus Money Market Fund	3,153
Federal Money Market Fund	1,296
100% U.S. Treasury Securities Money Market Fund	217

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended February 28, 2011:

Exempt Distributions Paid
Tax Free Money Market Fund	100.00%
Municipal Money Market Fund	100.00

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2011:

Income from U.S. Treasury Obligations
Prime Money Market Fund	5.05%
Liquid Assets Money Market Fund	4.90
U.S. Government Money Market Fund	29.90
U.S. Treasury Money Market Fund	57.61
Federal Money Market Fund	96.50
100% U.S. Treasury Securities Money Market Fund	99.21

FEBRUARY 28, 2011	J.P. MORGAN MONEY MARKET FUNDS	135

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
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Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

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Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. February 2011.	AN-MMKT-211

Annual Report

J.P. Morgan Income Funds

February 28, 2011

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Term Bond Fund II

JPMorgan Treasury & Agency Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 21, 2011 (Unaudited)

Dear Shareholder:

For many investors, the old adage “What’s old is new again,” may be the best way to describe the current economic recovery. While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.

In the U.S., economic momentum and growth appear to be accelerating, helped by pent-up consumer demand, improved balance sheets, and an extension of the Bush-era tax cuts. Additionally, this recovery has seen a sharp rebound in corporate profits. Investors responded enthusiastically to these developments, sending stock markets on an impressive rally, and leading to double-digit gains in 2010.

“While we are encouraged by recent economic growth, we continue to be reminded of how sensitive the markets and our economy can be to geopolitical risks and other global crises.”

On the other hand, heightened tensions in the Middle East and renewed concerns about European debt resulted in an increase in market volatility, while the devastating earthquake and tsunami in Japan and the uncertain aftermath is likely to have lingering macroeconomic and market implications.

While positive tailwinds may continue to fuel economic growth, we remain concerned about the scope and potential impact of political unrest and other crises on global markets and economies.

U.S. Treasuries experience broad gains

Investors have continued to focus their investments on fixed income securities, particularly mortgage, investment grade corporate and high yield areas of the market. However, the heightened publicity surrounding the fiscal woes of state and local governments, and the expiration of the Build America Bond Program led many investors away from municipal bonds, which contributed to an increase in market volatility.

The Barclays Capital High Yield Index returned 17.5%, while the Barclays Capital U.S. Aggregate Bond Index returned 4.9%, and the Barclays Capital Emerging Markets Index returned 11.3% for the 12-month period ended February 28, 2011. The Barclays Capital Municipal Index returned 1.7% for the same period.

A late year U.S. stock market rally did little to reverse broad gains experienced by U.S. Treasuries in 2010. Stock market volatility, rising oil prices, and concerns about unrest in the

Middle East generally led to higher prices and lower yields for U.S. Treasuries and other safe haven investments. As of the end of the 12-month period ended February 28, 2011, the yield on the 10-year U.S. Treasury bond declined from 3.6% to 3.4%. Yields on the 30-year U.S. Treasury bond dropped slightly, from 4.6% to 4.5%, while yields on the 2-year U.S. Treasury bond dipped from 0.8% to 0.7% as of the end of the annual reporting period.

Improved economic outlook fuels equity rally

Stocks were supported by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the 12-month reporting period ended February 28, 2011, the S&P 500 Index had reached a level of 1,327, an increase of 22.6% from 12 months prior.

Recently, however, risky assets have become more volatile as investors grew concerned about how the disaster in Japan, rising oil prices, and Middle East turmoil will impact the global recovery.

Rely on diversification to prepare for geopolitical risks

While the global economic recovery has demonstrated resiliency, the world is witnessing ongoing turmoil in the Middle East and uncertainty surrounding the fallout from the tragedy in Japan. Additionally, we continue to experience concerns about European sovereign debt.

This environment reminds us of the importance of preparing portfolios for shocks that could not only potentially derail the economic recovery, but also our investment goals. As “uncertainty” is often the only certainty, it makes sense for investors to prepare by maintaining a diversified approach to investing within the context of a balanced portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

Fears about systemic fallout from the European debt crisis weighed on investors’ confidence early in the reporting period, as the market seemed skeptical about the unity of European leaders and concerned about the impact that austerity measures would have on growth in the region. Investors’ appetite for risk started to recover in August 2010 and was supported for the remainder of the reporting period by strong corporate earnings, better-than-expected economic data and returning merger and acquisition activity. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

Overall, U.S. Treasury yields finished the reporting period lower, sending the prices for U.S. Treasuries higher (bond prices generally increase when their yields decrease). However, the reporting period was defined by two separate interest rate environments. Rates steadily declined during the first half of the reporting period and then reversed course in the fourth quarter of 2010, continuing this upward momentum through the end of the reporting period. Meanwhile, the breakeven inflation rate, which measures investors’ expectations for inflation, followed a path similar to interest rates. Breakeven inflation rates decreased until September 2010 when surging commodities prices and the declining U.S. dollar led to concerns that rising input and import costs would be passed through to consumers and potentially stoke inflation.

Spread sectors (non U.S. Treasuries) outperformed U.S. Treasuries during the reporting period. Investment grade corporate debt and agency mortgage-backed securities both performed well during the reporting period, while supply/demand continued to be favorable in the non-agency mortgage-backed security market, outweighing concerns about the fundamentals of the housing market. Supply for non-agency mortgage-backed securities continued to decline, while demand was strong due to the sector’s high yield relative to other areas of the fixed income market. This favorable environment helped support the non-agency mortgage market. The high yield securities (also known as junk bonds) market was supported by strong corporate balance sheets, improving corporate revenue and a robust primary issuance market, which provided companies with access to liquidity and the ability to roll over debt at attractive levels.

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.96%
Barclays Capital U.S. Aggregate Index	4.93%

Net Assets as of 2/28/2011 (In Thousands)	$19,258,477
Duration as of 2/28/2011	4.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s overweight of mortgage securities drove its relative outperformance versus the Barclays Capital U.S. Aggregate Index (“Benchmark”). The Fund’s non-agency residential mortgage-backed securities, which are not represented in the Benchmark, were particularly strong, supported by a favorable supply and demand environment. The Fund’s underweight in the credit sector (corporate and non-corporate debt) hurt relative performance, as this sector performed well during the reporting period. The Fund’s underweight in the commercial mortgage-backed securities (“CMBS”) sector also hurt relative performance, as this sector was supported by a favorable supply/demand environment.

Meanwhile, the Fund’s underweight of U.S. Treasuries benefited the Fund’s relative performance during the reporting period as these securities underperformed other areas of the fixed income market. The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) also helped the Fund’s relative performance. The Fund was overweight the intermediate part of the yield curve (5-10 years), which performed well during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. As of the end of the reporting period, the Fund was underweight U.S. Treasuries and the credit sector.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	38.4%
U.S. Treasury Obligations	27.7
Corporate Bonds	13.6
Mortgage Pass-Through Securities	11.5
Asset-Backed Securities	3.8
Commercial Mortgage-Backed Securities	1.9
U.S. Government Agency Securities	1.6
Others (each less than 1.0%)	0.4
Short-Term Investments	1.1

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		5.75%	6.28%	5.74%
With Sales Charge*		1.76	5.48	5.33
CLASS B SHARES	8/26/96
Without CDSC		5.06	5.59	5.19
With CDSC**		0.06	5.26	5.19
CLASS C SHARES	3/22/99
Without CDSC		5.04	5.59	5.05
With CDSC***		4.04	5.59	5.05
CLASS R2 SHARES	11/3/08	5.51	6.02	5.49
CLASS R5 SHARES	5/15/06	6.06	6.57	6.00
CLASS R6 SHARES****	2/22/05	6.22	6.67	6.07
SELECT CLASS SHARES	6/1/91	5.96	6.45	5.94

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
****	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital

U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.35%
Barclays Capital U.S. Aggregate Index	4.93%

Net Assets as of 2/28/2011 (In Thousands)	$2,067,214
Duration as of 2/28/2011	4.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s overweight of mortgage securities helped its relative outperformance versus the Barclays Capital U.S. Aggregate Index (“Benchmark”). The Fund’s non-agency residential mortgage-backed securities, which are not represented in the Benchmark, were particularly strong, supported by a favorable supply and demand environment. The Fund’s underweight in the credit sector (corporate and non-corporate debt) hurt relative performance, as this sector performed well during the reporting period. The Fund’s underweight in the commercial mortgage-backed securities (“CMBS”) sector also hurt relative performance, as this sector was supported by a favorable supply/demand environment.

Meanwhile, the Fund’s underweight of U.S. Treasuries benefited the Fund’s relative performance during the reporting period as these securities underperformed other areas of the fixed income market. The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) also helped the Fund’s relative performance. The Fund was overweight the intermediate part of the yield curve (5-10 years), which performed well during the reporting period.

The Fund also invested a percentage of its assets in high yield bonds (also known as “junk bonds”) and emerging markets debt securities. Both asset classes posted strong returns during the reporting period and contributed to the Fund’s absolute performance and relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

As of the end of the reporting period, the Fund was underweight U.S. Treasuries and the credit sector.

Among emerging market debt securities, the Fund’s portfolio managers identified what they believed to be attractive investment opportunities in the emerging market corporate credit sector, particularly among higher yielding securities.

The Fund’s high yield portion of the portfolio took specifically targeted credit risk when the Fund’s portfolio managers’ analysis indicated a favorable risk/reward opportunity.

PORTFOLIO COMPOSITION***
Corporate Bonds	36.7%
Collateralized Mortgage Obligations	21.5
U.S. Treasury Obligations	17.2
Mortgage Pass-Through Securities	4.2
Commercial Mortgage-Backed Securities	3.2
Loan Participations & Assignments	3.0
Asset-Backed Securities	2.7
Foreign Government Securities	1.5
U.S. Government Agency Securities	1.2
Others (each less than 1.0%)	1.8
Short-Term Investment	7.0

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		9.23%	6.40%	5.68%
With Sales Charge*		5.08	5.59	5.27
CLASS B SHARES	5/31/95
Without CDSC		8.60	5.79	5.19
With CDSC**		3.60	5.47	5.19
CLASS C SHARES	5/30/00
Without CDSC		8.63	5.81	5.07
With CDSC***		7.63	5.81	5.07
CLASS R2 SHARES	11/3/08	8.93	6.09	5.35
CLASS R6 SHARES****	2/22/05	9.60	6.86	6.05
INSTITUTIONAL CLASS SHARES	6/19/09	9.63	6.68	5.94
SELECT CLASS SHARES	3/5/93	9.35	6.62	5.91

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
****	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R6 and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Class R6, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays Capital

U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.97%
Barclays Capital U.S. Government Bond Index	3.53%

Net Assets as of 2/28/2011 (In Thousands)	$1,490,255
Duration as of 2/28/2011	5.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s assets were invested in securities issued or guaranteed by the U.S. government and its agencies. Among these investments, the Fund’s agency mortgage-backed securities generally had duration of 5 years or less, while the Fund’s U.S. Treasury and agency securities generally had duration of 7 to 9 years. Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase/decrease in price as interest rates go down/up versus bonds with shorter duration. Interest rates declined during the first half of the reporting period and the Fund benefited from the relatively longer duration of its Treasury and agency holdings. When interest rates increased during the second half of the reporting period, the longer duration of the Fund’s U.S. Treasury and agency holdings detracted from the Fund’s performance. However, the Fund’s mortgage-backed securities and investments in Treasury Inflation Protected Securities (TIPS) helped offset the losses from the longer duration of the Fund’s treasury and agency holdings and contributed to the Fund’s outperformance versus the Barclays Capital U.S. Government Bond Index.

Modestly detracting from performance was the Fund’s investment in a money market fund, as the yields available from this short-term instrument were low during the reporting period. This investment was used to manage Fund flows during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. These securities were generally held over time, typically resulting in low turnover. During the reporting period, the Fund’s portfolio managers did not make significant adjustments to the positioning of the Fund.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	43.2%
U.S. Treasury Obligations	23.8
U.S. Government Agency Securities	17.2
Mortgage Pass-Through Securities	7.7
Short-Term Investment	8.1

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		4.69%	5.59%	5.33%
With Sales Charge*		0.74	4.77	4.93
CLASS B SHARES	1/14/94
Without CDSC		3.92	4.82	4.76
With CDSC**		(1.08)	4.49	4.76
CLASS C SHARES	3/22/99
Without CDSC		4.02	4.84	4.61
With CDSC***		3.02	4.84	4.61
CLASS R2 SHARES	11/3/08	4.45	5.31	5.09
SELECT CLASS SHARES	2/8/93	4.97	5.86	5.59

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.44%
Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index	17.34%

Net Assets as of 2/28/2011 (In Thousands)	$9,562,722
Duration as of 2/28/2011	4.9 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities that are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The high yield securities (also known as junk bonds) market was supported by strong corporate balance sheets, improving corporate revenue and a robust primary issuance market, which provided companies with access to liquidity and the ability to roll over debt at attractive levels. The Fund outperformed the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”) for the twelve months ended February 28, 2011.

At the industry level, the Fund’s security selection in the chemicals sector contributed to relative performance, helped by the Fund’s investments in performing and non-performing bonds and loan assignments of firms that were trading at distressed levels or emerging from a reorganization. The Fund’s security selection in the consumer cyclical sector also contributed to relative performance, as many of the Fund’s holdings benefited from the economic recovery.

The Fund’s security selection in the communication sector detracted from relative performance. The communication sector includes media companies and many of the Fund’s holdings underperformed. The Fund’s underweight in the outperforming finance sector also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund took specifically targeted credit risk when the Fund’s portfolio managers’ analysis indicated a favorable risk/reward opportunity.

As of the end of the reporting period, the Fund was underweight in the Ba and Ca-D rated sectors and overweight in the B, Baa, Caa and Not Rated (“NR”) sectors. The Fund continued

to hold issues in the NR sector that are loans and bonds of companies going through financial restructuring, referred to as total return securities. However, the Fund exited many of its strongly performing total return and equity-like securities, using the proceeds to add to, in their view, more attractive investments among Ba and B rated securities. As a result, the Fund’s exposure to Caa and Not Rated securities was lower than the previous reporting period.

As of the end of the reporting period, the Fund’s allocation to loan assignments was approximately 13.8%. These investments are not held in the Benchmark and underperformed the broader high yield securities market as investors preferred higher yielding securities during the reporting period. However, the Fund’s portfolio managers believed that the greatest risk in the high yield securities market was deteriorating credit fundamentals of issuers and believed that loan assignments offer attractive downside protection from this risk due to their seniority over subordinated debt. In addition, the Fund’s portfolio managers believed that loan assignments offer the potential for upside return in a rising interest rate environment.

PORTFOLIO COMPOSITION***
Corporate Bonds	80.8%
Loan Participations & Assignments	13.8
Common Stocks	1.0
Others (each less than 1.0%)	0.6
Short-Term Investment	3.8

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		17.22%	8.73%	8.17%
With Sales Charge*		12.83	7.91	7.76
CLASS B SHARES	11/13/98
Without CDSC		16.40	8.02	7.62
With CDSC**		11.40	7.73	7.62
CLASS C SHARES	3/22/99
Without CDSC		16.45	8.02	7.45
With CDSC***		15.45	8.02	7.45
CLASS R2 SHARES	11/3/08	16.82	8.43	7.85
CLASS R5 SHARES	5/15/06	17.45	9.05	8.45
CLASS R6 SHARES****	2/22/05	17.59	9.09	8.48
SELECT CLASS SHARES	11/13/98	17.44	9.02	8.44

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
****	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2, Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	11

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.05%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	1.98%

Net Assets as of 2/28/2011 (In Thousands)	$397,293
Duration as of 2/28/2011	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested a large percentage of its assets in mortgage-backed securities, which helped the Fund significantly outperform the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index. The Fund’s non-agency mortgage-backed securities were supported by a favorable supply/demand environment, which outweighed investors’ concerns about the fundamentals of the housing market. The Fund also invested in sub-prime mortgage-backed securities, focusing on securities in upper level tranches with higher credit protection, which the Fund’s portfolio managers believed had attractive risk-adjusted yields. These investments also performed strongly during the reporting period.

The Fund’s portfolio managers used a money market fund during the reporting period to maintain a high degree of liquidity for the Fund. This modestly detracted from performance, as the yields available from this short-term instrument were low during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. These securities were generally held over time, typically resulting in low turnover. During the reporting period, the Fund’s portfolio managers did not make significant adjustments to the positioning of the Fund.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	44.4%
Mortgage Pass-Through Securities	17.7
Asset-Backed Securities	12.5
Commercial Mortgage-Backed Securities	2.7
Corporate Bonds	0.4
Short-Term Investment	22.3

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		8.78%	3.27%	3.17%
With Sales Charge*		6.39	2.81	2.93
CLASS B SHARES	1/14/94
Without CDSC		8.29	2.77	2.86
With CDSC**		5.29	2.77	2.86
CLASS C SHARES	11/1/01	8.20	2.76	2.63
CLASS R6 SHARES***	2/22/05	9.25	3.74	3.55
SELECT CLASS SHARES	2/2/93	9.05	3.54	3.42

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclay’s Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S.

Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Fund’s Lipper Index changed to Lipper Short U.S. Government Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	13

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.71%
Barclays Capital U.S. MBS Index	4.12%

Net Assets as of 2/28/2011 (In Thousands)	$2,223,028
Duration as of 2/28/2011	3.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund invested in both agency collateralized mortgage obligations (CMOs) and non-agency CMOs, while the Barclays Capital U.S. MBS Index (the “Benchmark”) consisted almost entirely of agency securities. On a risk-adjusted basis, the Fund’s non-agency securities and agency inverse floaters (a bond or other type of debt whose coupon rate has an inverse relationship to short-term interest rates) performed well and benefited the Fund relative to the Benchmark.

Meanwhile, the Fund invested a small percentage of its assets in U.S. Treasury securities, mostly on the intermediate part of the yield curve (7-10 year portion). The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time. These investments contributed to performance as yields for U.S. Treasuries declined during the reporting period and their prices increased. Bond prices are inversely related to changes in yield (bond prices generally increase when yields decline and decline when yields increase).

To help manage fund flows, the Fund also held a small portion of its net assets in a money market fund. This was a modest drag on performance as the yields available from this short-term instrument were low during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s primary strategy continued to be security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s portfolio managers found attractive investment opportunities, in their view, among collateralized-mortgage obligations.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	72.2%
Mortgage Pass-Through Securities	20.4
U.S. Treasury Obligations	2.6
Asset-Backed Securities	2.0
Commercial Mortgage-Backed Securities	1.0
U.S. Government Agency Securities	0.5
Short-Term Investment	1.3

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		7.39%	7.22%	6.36%
With Sales Charge*		3.34	6.40	5.96
CLASS R6 SHARES**	2/22/05	7.97	7.65	6.71
SELECT CLASS SHARES	8/18/00	7.71	7.48	6.60

*	Sales Charge for Class A Shares is 3.75%.
**	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the

Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	15

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.20%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index	1.98%

Net Assets as of 2/28/2011 (In Thousands)	$10,310,671
Duration as of 2/28/2011	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s outperformance versus the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (the “Benchmark”) was driven by its underweight of U.S. Treasury securities in favor of outperforming spread sectors (non-U.S. Treasuries). The Fund held corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities and benefited as spreads narrowed in these sectors (bond prices generally increase when spreads narrow) during the reporting period. Investments in longer duration (3 to 5 years) agency securities also benefited the Fund as interest rates declined during the reporting period. Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s duration was in line with the Benchmark during the reporting period.

In addition, the Fund’s portfolio managers employed a “barbell strategy,” allocating a portion of the Fund’s assets (roughly 15-20%) between ultra short duration bonds (generally 1 year and under) and bonds that have a duration in the 3 to 5 year range. Generally, the longer-term end of the barbell allows investors to lock into relatively attractive long-term interest rates, while the shorter-term end of the barbell may provide investors with the opportunity to invest elsewhere if the bond market takes a downturn.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	30.2%
U.S. Government Agency Securities	22.0
Corporate Bonds	15.4
Collateralized Mortgage Obligations	10.6
Asset-Backed Securities	8.7
Mortgage Pass-Through Securities	7.9
Commercial Mortgage-Backed Securities	2.2
Foreign Government Securities	0.2
Short-Term Investment	2.8

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of February 28, 2011. The Fund’s composition is subject to change.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		1.94%	4.11%	3.71%
With Sales Charge*		(0.34)	3.64	3.48
CLASS B SHARES	1/14/94
Without CDSC		1.48	3.60	3.40
With CDSC**		(1.52)	3.60	3.40
CLASS C SHARES	11/1/01	1.51	3.59	3.17
CLASS R6 SHARES***	2/22/05	2.54	4.63	4.13
SELECT CLASS SHARES	9/4/90	2.20	4.36	3.96

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/ Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	17

JPMorgan Short Term Bond Fund II

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.68%
Barclays Capital 1-3 Year U.S. Government Bond Index	1.53%

Net Assets as of 2/28/2011 (In Thousands)	$84,603
Duration as of 2/28/2011	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Term Bond Fund II (the “Fund”) seeks a high level of income, consistent with preservation of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s outperformance versus the Barclays Capital 1-3 Year U.S. Government Bond Index (the “Benchmark”) was driven by its underweight of U.S. Treasury securities in favor of outperforming spread sectors (non-U.S. Treasuries). The Fund held corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities and benefited as spreads narrowed in these sectors (bond prices generally increase when spreads narrow) during the reporting period. Investments in longer duration (3 to 5 years) agency securities also benefited the Fund as interest rates declined during the reporting period. Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund’s duration was slightly shorter than the Benchmark during the reporting period.

In addition, the Fund’s portfolio managers employed a “barbell strategy,” allocating a portion of the Fund’s assets (roughly 10-15%) between ultra short duration bonds (generally 1 year and under) and bonds that have a duration in the 3 to 5 year range. Generally, the longer-term end of the barbell allows investors to lock into relatively attractive long-term interest rates, while the shorter-term end of the barbell may provide investors with the opportunity to invest elsewhere if the bond market takes a downturn.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	33.2%
Corporate Bonds	26.4
U.S. Government Agency Securities	25.4
Asset-Backed Securities	6.8
Collateralized Mortgage Obligations	5.3
Mortgage Pass-Through Securities	1.2
Others (each less than 1.0%)	0.5
Short-Term Investment	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		1.54%	1.22%	2.01%
With Sales Charge*		(0.71)	0.76	1.78
CLASS M SHARES	7/1/99
Without Sales Charge		1.26	0.97	1.76
With Sales Charge**		(0.21)	0.67	1.61
SELECT CLASS SHARES	11/30/90	1.68	1.48	2.27

*	Sales Charge for Class A Shares is 2.25%.
**	Sales charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	19

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.40%
Barclays Capital 1-5 Year U.S. Treasury Index	2.37%

Net Assets as of 2/28/2011 (In Thousands)	$471,869
Duration as of 2/28/2011	2.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shorter duration hurt its relative performance versus the Barclays Capital 1-5 Year U.S. Treasury Index (“Benchmark”). Duration is a weighted measure of the length of time (stated in years) that a bond will pay out and is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase/decrease in price as interest rates go down/up versus bonds with longer duration. The Fund had a shorter duration than the Benchmark during the reporting period, which hurt its relative performance as interest rates finished the twelve months ended February 28, 2011 lower despite an upward move in the second half of the reporting period.

The Fund held a small position in Treasury Inflation Protected Securities (TIPS), which had a positive impact on relative performance as the market’s expectations for inflation increased during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund invested in U.S. Treasury securities as well as U.S. agency securities, which are not held in the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	76.2%
U.S. Government Agency Securities	22.6
Short-Term Investment	1.2

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2011. The Fund’s composition is subject to change.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.15%	3.96%	3.84%
With Sales Charge*		(1.13)	3.50	3.60
CLASS B SHARES	1/20/97
Without CDSC		0.63	3.43	3.53
With CDSC**		(2.37)	3.43	3.53
SELECT CLASS SHARES	1/20/97	1.40	4.22	4.10

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/01 TO 2/28/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays Capital 1–5 Year U.S. Treasury Index, the Barclays Capital 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from February 28, 2001 to February 28, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year U.S. Treasury Index and the Barclays Capital 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays Capital 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of one to three years. The Lipper Short U.S. Treasury Funds Average is an index based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 3.8%
	AH Mortgage Advance Trust,
15,100	Series 2010-ADV1, Class A1, 3.968%, 08/15/22 (e)	15,138
23,041	Series 2010-ADV2, Class A1, 4.210%, 05/10/41 (e)	23,127
	Ally Auto Receivables Trust,
3,000	Series 2009-A, Class A3, 2.330%, 06/17/13 (e)	3,043
5,605	Series 2010-1, Class A3, 1.450%, 05/15/14	5,653
10,410	Series 2010-3, Class A3, 1.110%, 10/15/14	10,394
5,804	Series 2010-3, Class A4, 1.550%, 08/17/15	5,753
5,977	Series 2010-4, Class A3, 0.910%, 11/17/14	5,954
9,750	Series 2011-1, Class A2, 0.810%, 10/15/13	9,750
4,100	Series 2011-1, Class A3, 1.380%, 01/15/15	4,099
	AmeriCredit Automobile Receivables Trust,
596	Series 2006-BG, Class A4, 5.210%, 09/06/13	602
433	Series 2008-AF, Class A3, 5.680%, 12/12/12	437
2,670	Series 2008-AF, Class A4, 6.960%, 10/14/14	2,849
3,000	Series 2009-1, Class A3, 3.040%, 10/15/13	3,047
1,436	Series 2010-1, Class A2, 0.970%, 01/15/13	1,436
2,190	Series 2010-1, Class A3, 1.660%, 03/17/14	2,208
8,000	Series 2010-3, Class A3, 1.140%, 04/08/15	7,986
14,000	Series 2010-4, Class A2, 0.960%, 05/08/14	14,016
3,375	Series 2010-4, Class A3, 1.270%, 04/08/15	3,372
8,400	Series 2011-1, Class A2, 0.840%, 06/09/14	8,398
3,400	Series 2011-1, Class A3, 1.390%, 09/08/15	3,398
693	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	690
12,138	Arch Bay Asset-Backed Securities, Series 2010-2, Class A, VAR, 4.125%, 04/25/57 (e)	12,109
13,500	Asset-Backed Funding Certificates, Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	13,578
	Bank of America Auto Trust,
10,568	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	10,673
3,235	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	3,350
8,290	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	8,358
5,481	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	5,520
5,810	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	5,847
4,255	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,330

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,480	Series 2010-2, Class A2, 0.910%, 10/15/12	6,488
5,110	Series 2010-2, Class A3, 1.310%, 07/15/14	5,149
7,795	Series 2010-2, Class A4, 1.940%, 06/15/17	7,882
1,613	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.632%, 04/25/36	1,229
4,645	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	4,680
	Chase Funding Mortgage Loan Asset-Backed Certificates,
3,619	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	3,487
4,250	Series 2003-6, Class 1A5, SUB, 5.350%, 11/25/34	3,775
13,652	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	13,087
	Chrysler Financial Auto Securitization Trust,
2,929	Series 2009-A, Class A3, 2.820%, 01/15/16	2,973
2,965	Series 2009-B, Class A2, 1.150%, 11/08/11	2,968
16,500	Series 2010-A, Class A3, 0.910%, 08/08/13	16,503
	Citibank Credit Card Issuance Trust,
8,282	Series 2002-C2, Class C2, 6.950%, 02/18/14	8,716
950	Series 2007-A3, Class A3, 6.150%, 06/15/39	1,114
	CitiFinancial Auto Issuance Trust,
7,694	Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	7,714
5,350	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	5,432
2,334	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.348%, 08/25/33	2,287
1,780	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.641%, 12/25/33	1,622
	CNH Equipment Trust,
2,841	Series 2008-B, Class A4A, 5.600%, 11/17/14	2,924
266	Series 2009-A, Class A3, 5.280%, 11/15/12	269
1,813	Series 2009-C, Class A3, 1.850%, 12/16/13	1,824
8,600	Series 2010-A, Class A3, 1.540%, 07/15/14	8,662
16,000	Series 2010-C, Class A3, 1.170%, 05/15/15	15,985
	Countrywide Asset-Backed Certificates,
816	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	537
11	Series 2004-1, Class 3A, VAR, 0.542%, 04/25/34	9
1,290	Series 2004-1, Class M1, VAR, 0.762%, 03/25/34	1,060

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
1,060	Series 2004-1, Class M2, VAR, 0.812%, 03/25/34	903
1,065	Series 2004-6, Class M1, VAR, 0.862%, 10/25/34	806
653	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.572%, 11/25/35	621
1,088	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	778
2,400	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	2,636
1,400	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.362%, 12/25/36	1,297
	Ford Credit Auto Owner Trust,
5,028	Series 2009-B, Class A3, 2.790%, 08/15/13	5,093
5,000	Series 2009-B, Class A4, 4.500%, 07/15/14	5,295
5,530	Series 2009-D, Class A3, 2.170%, 10/15/13	5,591
16,000	GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, 3.690%, 07/15/15	16,609
1,115	GE Mortgage Services LLC, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	1,021
230	GSAA Trust, Series 2006-3, Class A1, VAR, 0.341%, 03/25/36	186
	Harley-Davidson Motorcycle Trust,
2,184	Series 2009-3, Class A2, 0.940%, 04/15/12	2,184
5,140	Series 2009-3, Class A3, 1.740%, 09/15/13	5,176
5,250	Series 2010-1, Class A2, 0.830%, 11/15/13	5,252
5,904	Series 2010-1, Class A3, 1.160%, 02/15/15	5,899
	Honda Auto Receivables Owner Trust,
3,904	Series 2009-2, Class A3, 2.790%, 01/15/13	3,943
3,500	Series 2009-2, Class A4, 4.430%, 07/15/15	3,671
2,576	Series 2009-3, Class A3, 2.310%, 05/15/13	2,602
4,200	Series 2009-3, Class A4, 3.300%, 09/15/15	4,351
5,200	Series 2011-1, Class A4, 1.800%, 04/17/17	5,198
	HSBC Home Equity Loan Trust,
3,298	Series 2005-2, Class A1, VAR, 0.532%, 01/20/35	3,035
2,687	Series 2005-2, Class M2, VAR, 0.752%, 01/20/35	2,357
5,720	Series 2006-1, Class A1, VAR, 0.422%, 01/20/36	5,300
2,550	Series 2006-2, Class A1, VAR, 0.412%, 03/20/36	2,419
9,000	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	9,211
1,080	Series 2007-1, Class AS, VAR, 0.462%, 03/20/36	1,005

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

13,540	Series 2007-3, Class APT, VAR, 1.463%, 11/20/36	12,518
	Hyundai Auto Receivables Trust,
2,500	Series 2009-A, Class A3, 2.030%, 08/15/13	2,525
4,590	Series 2010-B, Class A3, 0.970%, 04/15/15	4,585
6,300	Series 2010-B, Class A4, 1.630%, 03/15/17	6,210
5,675	Series 2011-A, Class A3, 1.160%, 04/15/15	5,675
4,680	Series 2011-A, Class A4, 1.780%, 12/15/15	4,679
1,613	Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.461%, 03/25/36	1,029
	John Deere Owner Trust,
1,774	Series 2009-A, Class A3, 2.590%, 10/15/13	1,789
5,156	Series 2009-B, Class A3, 1.570%, 10/15/13	5,184
15,140	LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A, 2.550%, 09/15/16 (e)	15,105
18,464	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.611%, 07/25/34 (e)	17,879
	Long Beach Mortgage Loan Trust,
5,600	Series 2004-1, Class M1, VAR, 1.011%, 02/25/34	4,809
1,500	Series 2004-3, Class M1, VAR, 0.831%, 07/25/34	1,268
1,414	Series 2006-8, Class 2A2, VAR, 0.352%, 09/25/36	539
2,011	Series 2006-WL2, Class 2A3, VAR, 0.461%, 01/25/36	1,650
4,776	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	5,019
	Mercedes-Benz Auto Receivables Trust,
3,000	Series 2009-1, Class A3, 1.670%, 01/15/14	3,028
6,000	Series 2010-1, Class A3, 1.420%, 08/15/14	6,051
2,383	Morgan Stanley ABS Capital I, Series 2004-WMC3, Class M1, VAR, 1.011%, 01/25/35	2,355
45,000	Nationstar Mortgage Advance Receivable Trust, Series 2009-ADV1, Class A1, VAR, 3.261%, 12/26/22 (e)	45,183
13,249	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.614%, 12/07/20	13,263
4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	3,917
	Nissan Auto Receivables Owner Trust,
7,420	Series 2010-A, Class A3, 0.870%, 07/15/14	7,411
4,740	Series 2010-A, Class A4, 1.310%, 09/15/16	4,704
273	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.101%, 02/25/33	231

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
	PennyMac Loan Trust,
7,465	Series 2010-NPL1, Class A, VAR, 4.250%, 05/25/50 (e)	7,446
14,000	Series 2010-NPL1, Class M1, VAR, 5.000%, 05/25/50 (e)	13,996
20,748	Real Estate Asset Trust, Series 2011-1A, Class A1, 5.500%, 11/25/48 (e) (f) (i)	20,798
100	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	57
	Residential Asset Securities Corp.,
78	Series 2002-KS4, Class AIIB, VAR, 0.762%, 07/25/32	43
105	Series 2003-KS5, Class AIIB, VAR, 0.842%, 07/25/33	66
125	Series 2003-KS9, Class A2B, VAR, 0.902%, 11/25/33	66
2,047	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	1,766
	Santander Drive Auto Receivables Trust,
8,830	Series 2010-3, Class A2, 0.930%, 06/17/13	8,832
6,100	Series 2010-3, Class A3, 1.200%, 06/16/14	6,103
1,200	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	1,213
5,000	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.532%, 06/25/35	4,675
	Structured Asset Securities Corp.,
3,133	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	3,159
1,216	Series 2002-AL1, Class A2, 3.450%, 02/25/32	1,153
4,458	Series 2004-6XS, Class A5A, SUB, 5.530%, 03/25/34	4,349
	Toyota Auto Receivables Owner Trust,
12,510	Series 2010-C, Class A3, 0.770%, 04/15/14	12,496
11,810	Series 2011-A, Class A3, 0.980%, 10/15/14	11,744
4,585	Series 2011-A, Class A4, 1.560%, 05/15/15	4,585
337	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 01/02/24	350
	USAA Auto Owner Trust,
7,684	Series 2009-2, Class A3, 1.540%, 02/18/14	7,736
3,080	Series 2009-2, Class A4, 2.530%, 07/15/15	3,166
24	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	24
	World Omni Auto Receivables Trust,
991	Series 2009-A, Class A3, 3.330%, 05/15/13	1,003
7,045	Series 2010-A, Class A4, 2.210%, 05/15/15	7,180

	Total Asset-Backed Securities (Cost $716,793)	722,542

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 38.2%
		Agency CMO — 25.2%
		Federal Home Loan Bank,
1,388		Series 2000-0606, Class Y, 5.270%, 12/28/12	1,462
25,144		Series 2000-1067, Class 1, 5.300%, 06/15/12	26,373
13,362		Series TQ-2015, Class A, 5.065%, 10/20/15	14,331
		Federal Home Loan Mortgage Corp. —Government National Mortgage Association,
589		Series 8, Class ZA, 7.000%, 03/25/23	651
366		Series 24, Class ZE, 6.250%, 11/25/23	407
2,649		Series 29, Class L, 7.500%, 04/25/24	2,775
		Federal Home Loan Mortgage Corp. REMICS,
96		Series 11, Class D, 9.500%, 07/15/19	104
27		Series 22, Class C, 9.500%, 04/15/20	30
42		Series 23, Class F, 9.600%, 04/15/20	47
1		Series 41, Class I, HB, 84.000%, 05/15/20	2
17		Series 46, Class B, 7.800%, 09/15/20	20
9		Series 47, Class F, 10.000%, 06/15/20	10
—	(h)	Series 85, Class C, 8.600%, 01/15/21	—	(h)
31		Series 99, Class Z, 9.500%, 01/15/21	35
89		Series 114, Class H, 6.950%, 01/15/21	98
—	(h)	Series 204, Class E, HB, IF, 1,826.308%, 05/15/23	15
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
16		Series 1065, Class J, 9.000%, 04/15/21	18
10		Series 1079, Class S, HB, IF, 32.937%, 05/15/21	17
27		Series 1084, Class F, VAR, 1.262%, 05/15/21	27
19		Series 1084, Class S, HB, IF, 43.819%, 05/15/21	36
26		Series 1116, Class I, 5.500%, 08/15/21	28
77		Series 1144, Class KB, 8.500%, 09/15/21	87
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	3
1		Series 1196, Class B, HB, IF, 1,161.253%, 01/15/22	25
61		Series 1206, Class IA, 7.000%, 03/15/22	68
79		Series 1250, Class J, 7.000%, 05/15/22	93
198		Series 1343, Class LA, 8.000%, 08/15/22	231
79		Series 1343, Class LB, 7.500%, 08/15/22	95
126		Series 1370, Class JA, VAR, 1.463%, 09/15/22	126
123		Series 1455, Class WB, IF, 4.519%, 12/15/22	117
1,183		Series 1466, Class PZ, 7.500%, 02/15/23	1,327

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
18	Series 1470, Class F, VAR, 2.508%, 02/15/23	18
212	Series 1491, Class I, 7.500%, 04/15/23	244
687	Series 1498, Class I, VAR, 1.463%, 04/15/23	687
880	Series 1502, Class PX, 7.000%, 04/15/23	889
114	Series 1505, Class Q, 7.000%, 05/15/23	127
485	Series 1518, Class G, IF, 8.748%, 05/15/23	598
90	Series 1541, Class M, HB, IF, 21.553%, 07/15/23	133
431	Series 1541, Class O, VAR, 2.840%, 07/15/23	447
24	Series 1570, Class F, VAR, 3.008%, 08/15/23	25
921	Series 1573, Class PZ, 7.000%, 09/15/23	1,022
536	Series 1591, Class PV, 6.250%, 10/15/23	571
36	Series 1595, Class D, 7.000%, 10/15/13	37
111	Series 1596, Class D, 6.500%, 10/15/13	111
51	Series 1602, Class SA, HB, IF, 21.734%, 10/15/23	80
25	Series 1607, Class SA, IF, 19.312%, 10/15/13	29
3,043	Series 1608, Class L, 6.500%, 09/15/23	3,439
1,217	Series 1609, Class LG, IF, 16.656%, 11/15/23	1,496
1,076	Series 1642, Class PJ, 6.000%, 11/15/23	1,130
455	Series 1658, Class GZ, 7.000%, 01/15/24	479
16	Series 1671, Class L, 7.000%, 02/15/24	19
21	Series 1671, Class QC, IF, 10.000%, 02/15/24	26
24	Series 1686, Class SH, IF, 18.534%, 02/15/24	40
379	Series 1695, Class EB, 7.000%, 03/15/24	421
71	Series 1699, Class FC, VAR, 0.912%, 03/15/24	72
462	Series 1700, Class GA, PO, 02/15/24	401
2,029	Series 1706, Class K, 7.000%, 03/15/24	2,335
35	Series 1709, Class FA, VAR, 2.570%, 03/15/24	36
1,273	Series 1720, Class PL, 7.500%, 04/15/24	1,458
1,511	Series 1737, Class L, 6.000%, 06/15/24	1,642
167	Series 1745, Class D, 7.500%, 08/15/24	192
1,095	Series 1798, Class F, 5.000%, 05/15/23	1,170
23	Series 1807, Class G, 9.000%, 10/15/20	25
248	Series 1829, Class ZB, 6.500%, 03/15/26	277
26	Series 1844, Class E, 6.500%, 10/15/13	28
1,621	Series 1863, Class Z, 6.500%, 07/15/26	1,791

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
58	Series 1865, Class D, PO, 02/15/24	40
154	Series 1890, Class H, 7.500%, 09/15/26	176
440	Series 1899, Class ZE, 8.000%, 09/15/26	500
969	Series 1927, Class PH, 7.500%, 01/15/27	1,090
972	Series 1927, Class ZA, 6.500%, 01/15/27	984
25	Series 1935, Class FL, VAR, 1.012%, 02/15/27	25
338	Series 1963, Class Z, 7.500%, 01/15/27	380
50	Series 1970, Class PG, 7.250%, 07/15/27	56
970	Series 1981, Class Z, 6.000%, 05/15/27	1,071
608	Series 1983, Class Z, 6.500%, 12/15/23	671
397	Series 1987, Class PE, 7.500%, 09/15/27	457
578	Series 2019, Class Z, 6.500%, 12/15/27	669
211	Series 2025, Class PE, 6.300%, 01/15/13	211
2,162	Series 2033, Class J, 5.600%, 06/15/23	2,329
249	Series 2033, Class SN, HB, IF, 24.659%, 03/15/24	122
671	Series 2038, Class PN, IO, 7.000%, 03/15/28	139
1,815	Series 2040, Class PE, 7.500%, 03/15/28	2,086
733	Series 2054, Class PV, 7.500%, 05/15/28	765
181	Series 2055, Class OE, 6.500%, 05/15/13	181
250	Series 2056, Class TD, 6.500%, 05/15/18	274
1,099	Series 2063, Class PG, 6.500%, 06/15/28	1,132
184	Series 2064, Class TE, 7.000%, 06/15/28	209
750	Series 2070, Class C, 6.000%, 07/15/28	828
2,255	Series 2075, Class PH, 6.500%, 08/15/28	2,607
2,413	Series 2075, Class PM, 6.250%, 08/15/28	2,566
586	Series 2086, Class GB, 6.000%, 09/15/28	620
806	Series 2089, Class PJ, IO, 7.000%, 10/15/28	172
2,463	Series 2095, Class PE, 6.000%, 11/15/28	2,704
582	Series 2102, Class TC, 6.000%, 12/15/13	611
315	Series 2102, Class TU, 6.000%, 12/15/13	331
3,498	Series 2106, Class ZD, 6.000%, 12/15/28	3,798
6,633	Series 2110, Class PG, 6.000%, 01/15/29	7,206
1,332	Series 2115, Class PE, 6.000%, 01/15/14	1,384
1,323	Series 2125, Class JZ, 6.000%, 02/15/29	1,414
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,929
156	Series 2132, Class SB, HB, IF, 29.423%, 03/15/29	234
113	Series 2134, Class PI, IO, 6.500%, 03/15/19	17
37	Series 2135, Class UK, IO, 6.500%, 03/15/14	3
85	Series 2141, Class IO, IO, 7.000%, 04/15/29	18
279	Series 2163, Class PC, IO, 7.500%, 06/15/29	62
4,234	Series 2169, Class TB, 7.000%, 06/15/29	5,001
1,668	Series 2172, Class QC, 7.000%, 07/15/29	1,853

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,059	Series 2176, Class OJ, 7.000%, 08/15/29	1,198
5	Series 2196, Class TL, 7.500%, 11/15/29	6
859	Series 2201, Class C, 8.000%, 11/15/29	1,041
2,333	Series 2208, Class PG, 7.000%, 01/15/30	2,635
423	Series 2209, Class TC, 8.000%, 01/15/30	481
1,293	Series 2210, Class Z, 8.000%, 01/15/30	1,482
392	Series 2224, Class CB, 8.000%, 03/15/30	475
433	Series 2230, Class Z, 8.000%, 04/15/30	493
359	Series 2234, Class PZ, 7.500%, 05/15/30	403
307	Series 2247, Class Z, 7.500%, 08/15/30	348
796	Series 2256, Class MC, 7.250%, 09/15/30	940
1,450	Series 2259, Class ZM, 7.000%, 10/15/30	1,614
36	Series 2261, Class ZY, 7.500%, 10/15/30	40
106	Series 2262, Class Z, 7.500%, 10/15/30	119
1,319	Series 2271, Class PC, 7.250%, 12/15/30	1,558
2,571	Series 2283, Class K, 6.500%, 12/15/23	2,768
729	Series 2296, Class PD, 7.000%, 03/15/31	823
3,850	Series 2301, Class PA, 6.000%, 10/15/13	3,990
281	Series 2306, Class K, PO, 05/15/24	248
673	Series 2306, Class SE, IF, IO, 7.180%, 05/15/24	126
501	Series 2313, Class LA, 6.500%, 05/15/31	543
1,107	Series 2325, Class PM, 7.000%, 06/15/31	1,222
1,895	Series 2332, Class ZH, 7.000%, 07/15/31	2,048
280	Series 2333, Class HC, 6.000%, 07/15/31	280
2,229	Series 2344, Class QG, 6.000%, 08/15/16	2,394
10,631	Series 2344, Class ZD, 6.500%, 08/15/31	11,619
1,151	Series 2344, Class ZJ, 6.500%, 08/15/31	1,258
919	Series 2345, Class NE, 6.500%, 08/15/31	980
1,122	Series 2345, Class PQ, 6.500%, 08/15/16	1,193
398	Series 2347, Class VP, 6.500%, 03/15/20	412
1,362	Series 2351, Class PZ, 6.500%, 08/15/31	1,470
2,965	Series 2353, Class TD, 6.000%, 09/15/16	3,163
935	Series 2355, Class BP, 6.000%, 09/15/16	1,003
299	Series 2359, Class PM, 6.000%, 09/15/16	317
2,394	Series 2359, Class ZB, 8.500%, 06/15/31	2,733
1,534	Series 2360, Class PG, 6.000%, 09/15/16	1,652
265	Series 2363, Class PF, 6.000%, 09/15/16	285
793	Series 2366, Class MD, 6.000%, 10/15/16	853
882	Series 2367, Class ME, 6.500%, 10/15/31	963
1,117	Series 2388, Class FB, VAR, 0.866%, 01/15/29	1,124
2,383	Series 2391, Class QR, 5.500%, 12/15/16	2,579
672	Series 2394, Class MC, 6.000%, 12/15/16	724
1,117	Series 2399, Class OH, 6.500%, 01/15/32	1,223

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,847	Series 2399, Class TH, 6.500%, 01/15/32	2,021
2,039	Series 2410, Class NG, 6.500%, 02/15/32	2,239
1,130	Series 2410, Class OE, 6.375%, 02/15/32	1,233
2,549	Series 2410, Class QS, IF, 18.809%, 02/15/32	3,182
715	Series 2410, Class QX, IF, IO, 8.384%, 02/15/32	130
2,517	Series 2412, Class SP, IF, 15.568%, 02/15/32	3,024
2,326	Series 2420, Class XK, 6.500%, 02/15/32	2,543
1,269	Series 2423, Class MC, 7.000%, 03/15/32	1,397
1,636	Series 2423, Class MT, 7.000%, 03/15/32	1,801
1,966	Series 2423, Class TB, 6.500%, 03/15/32	2,147
633	Series 2425, Class OB, 6.000%, 03/15/17	669
2,828	Series 2430, Class WF, 6.500%, 03/15/32	3,128
3,540	Series 2434, Class TC, 7.000%, 04/15/32	3,922
7,040	Series 2434, Class ZA, 6.500%, 04/15/32	7,796
1,797	Series 2435, Class CJ, 6.500%, 04/15/32	2,007
2,678	Series 2435, Class VH, 6.000%, 07/15/19	2,730
1,432	Series 2436, Class MC, 7.000%, 04/15/32	1,584
740	Series 2441, Class GF, 6.500%, 04/15/32	818
1,578	Series 2444, Class ES, IF, IO, 7.684%, 03/15/32	308
1,318	Series 2450, Class GZ, 7.000%, 05/15/32	1,466
1,029	Series 2450, Class SW, IF, IO, 7.734%, 03/15/32	200
2,706	Series 2455, Class GK, 6.500%, 05/15/32	2,995
475	Series 2458, Class QE, 5.500%, 06/15/17	514
2,054	Series 2458, Class ZM, 6.500%, 06/15/32	2,258
2,184	Series 2463, Class CE, 6.000%, 06/15/17	2,350
1,783	Series 2466, Class DH, 6.500%, 06/15/32	1,960
2,716	Series 2466, Class PG, 6.500%, 04/15/32	2,876
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,563
2,145	Series 2474, Class NR, 6.500%, 07/15/32	2,367
5,804	Series 2475, Class S, IF, IO, 7.734%, 02/15/32	1,052
88	Series 2480, Class PV, 6.000%, 07/15/11	89
3,510	Series 2484, Class LZ, 6.500%, 07/15/32	4,057
314	Series 2488, Class WS, IF, 16.135%, 08/15/17	384
5,753	Series 2500, Class MC, 6.000%, 09/15/32	6,281
815	Series 2508, Class AQ, 5.500%, 10/15/17	888
4,073	Series 2512, Class PG, 5.500%, 10/15/22	4,474
467	Series 2513, Class YO, PO, 02/15/32	466
1,927	Series 2515, Class DE, 4.000%, 03/15/32	2,000
1,526	Series 2515, Class MG, 4.000%, 09/15/17	1,591

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
975	Series 2518, Class PX, 5.500%, 09/15/13	1,022
50	Series 2519, Class BT, 8.500%, 09/15/31	50
1,807	Series 2535, Class BK, 5.500%, 12/15/22	1,975
3,973	Series 2537, Class TE, 5.500%, 12/15/17	4,317
1,858	Series 2543, Class LX, 5.000%, 12/15/17	1,985
5,462	Series 2543, Class YX, 6.000%, 12/15/32	5,986
3,640	Series 2544, Class HC, 6.000%, 12/15/32	3,971
3,565	Series 2549, Class ZG, 5.000%, 01/15/18	3,776
3,763	Series 2552, Class ME, 6.000%, 01/15/33	4,129
63	Series 2565, Class MB, 6.000%, 05/15/30	63
1,904	Series 2567, Class QD, 6.000%, 02/15/33	2,087
15,000	Series 2568, Class KG, 5.500%, 02/15/23	16,274
2,094	Series 2571, Class FY, VAR, 1.016%, 12/15/32	2,119
376	Series 2571, Class SK, HB, IF, 33.354%, 09/15/23	628
1,235	Series 2571, Class SY, IF, 17.962%, 12/15/32	1,627
2,580	Series 2574, Class HP, 5.000%, 02/15/18	2,758
8,791	Series 2575, Class ME, 6.000%, 02/15/33	9,643
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,525
1,666	Series 2586, Class WI, IO, 6.500%, 03/15/33	347
507	Series 2591, Class WI, IO, 5.500%, 02/15/30	3
3,118	Series 2594, Class VQ, 6.000%, 08/15/20	3,202
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,563
2,051	Series 2596, Class QG, 6.000%, 03/15/33	2,264
1,560	Series 2597, Class AD, 6.500%, 03/15/32	1,640
603	Series 2597, Class DS, IF, IO, 7.284%, 02/15/33	39
1,114	Series 2599, Class DS, IF, IO, 6.734%, 02/15/33	48
3,491	Series 2610, Class DS, IF, IO, 6.834%, 03/15/33	173
2,673	Series 2611, Class SH, IF, IO, 7.384%, 10/15/21	109
1,680	Series 2611, Class UH, 4.500%, 05/15/18	1,739
3,835	Series 2617, Class GR, 4.500%, 05/15/18	4,074
167	Series 2619, Class HR, 3.500%, 11/15/31	171
515	Series 2619, Class IM, IO, 5.000%, 10/15/21	13
6,097	Series 2626, Class NS, IF, IO, 6.284%, 06/15/23	573
549	Series 2628, Class WA, 4.000%, 07/15/28	556
2,170	Series 2629, Class BY, IO, 4.500%, 03/15/18	166
2,368	Series 2630, Class S, IF, IO, 6.884%, 01/15/17	74
8,558	Series 2631, Class LC, 4.500%, 06/15/18	9,086

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
7,815	Series 2631, Class SA, IF, 14.363%, 06/15/33	9,066
14,389	Series 2636, Class Z, 4.500%, 06/15/18	15,252
1,760	Series 2637, Class SA, IF, IO, 5.834%, 06/15/18	177
920	Series 2638, Class DS, IF, 8.334%, 07/15/23	942
586	Series 2638, Class SA, IF, IO, 6.834%, 11/15/16	13
1,232	Series 2640, Class UG, IO, 5.000%, 01/15/32	141
6,456	Series 2640, Class UP, IO, 5.000%, 01/15/32	537
124	Series 2640, Class UR, IO, 4.500%, 08/15/17	2
798	Series 2640, Class VE, 3.250%, 07/15/22	820
763	Series 2642, Class SL, IF, 6.670%, 07/15/33	776
79	Series 2643, Class HI, IO, 4.500%, 12/15/16	—	(h)
500	Series 2646, Class SH, IF, 13.350%, 07/15/33	516
3,113	Series 2649, Class QE, 4.500%, 08/15/17	3,175
830	Series 2650, Class PO, PO, 12/15/32	773
3,887	Series 2650, Class SO, PO, 12/15/32	3,613
14,646	Series 2651, Class VZ, 4.500%, 07/15/18	15,518
4,595	Series 2655, Class EO, PO, 02/15/33	4,170
2,282	Series 2658, Class PE, 4.500%, 11/15/16	2,335
962	Series 2667, Class SW, IF, 6.545%, 01/15/18	973
715	Series 2668, Class S, IF, 11.468%, 09/15/33	723
2,298	Series 2668, Class SB, IF, 6.964%, 10/15/15	2,334
2,408	Series 2671, Class S, IF, 14.271%, 09/15/33	2,771
3,598	Series 2672, Class ME, 5.000%, 11/15/22	3,858
494	Series 2672, Class SJ, IF, 6.919%, 09/15/16	506
11,345	Series 2675, Class CK, 4.000%, 09/15/18	11,956
789	Series 2676, Class TS, IF, 15.695%, 01/15/32	855
8,000	Series 2677, Class LE, 4.500%, 09/15/18	8,557
3,067	Series 2682, Class YS, IF, 8.610%, 10/15/33	2,917
11	Series 2683, Class VA, 5.500%, 02/15/21	11
18,000	Series 2684, Class PO, PO, 01/15/33	15,913
93	Series 2684, Class SN, HB, IF, 26.921%, 10/15/33	105
1,685	Series 2684, Class TO, PO, 10/15/33	1,543
548	Series 2686, Class GB, 5.000%, 05/15/20	556
1,161	Series 2686, Class NS, IF, IO, 7.334%, 10/15/21	57
13,027	Series 2690, Class SJ, IF, 8.751%, 10/15/33	12,311
2,500	Series 2691, Class ND, 5.000%, 10/15/28	2,543
1,246	Series 2691, Class SE, IF, 9.173%, 12/15/28	1,289
1,120	Series 2691, Class SM, IF, 8.751%, 10/15/33	1,067
1,530	Series 2691, Class WS, IF, 8.601%, 10/15/33	1,450

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,543	Series 2692, Class SC, IF, 12.755%, 07/15/33	2,679
561	Series 2694, Class SQ, IF, 8.610%, 10/15/33	531
1,740	Series 2695, Class DE, 4.000%, 01/15/17	1,783
2,352	Series 2695, Class OB, PO, 10/15/33	2,064
526	Series 2696, Class CO, PO, 10/15/18	434
79	Series 2696, Class SM, IF, 13.669%, 12/15/26	80
497	Series 2697, Class LE, 4.500%, 11/15/20	506
2,203	Series 2698, Class SV, IF, 8.601%, 11/15/33	2,079
4,646	Series 2700, Class S, IF, 8.601%, 11/15/33	4,527
1,791	Series 2702, Class PC, 5.000%, 01/15/23	1,915
1,351	Series 2705, Class SC, IF, 8.601%, 11/15/33	1,271
2,166	Series 2705, Class SD, IF, 8.658%, 11/15/33	2,006
7,400	Series 2707, Class QE, 4.500%, 11/15/18	7,910
5,000	Series 2709, Class PG, 5.000%, 11/15/23	5,296
2,240	Series 2715, Class OG, 5.000%, 01/15/23	2,416
4,480	Series 2716, Class UN, 4.500%, 12/15/23	4,715
2,202	Series 2720, Class PC, 5.000%, 12/15/23	2,266
3,346	Series 2725, Class OP, PO, 10/15/33	2,921
17,303	Series 2727, Class BS, IF, 8.676%, 01/15/34	16,547
53	Series 2727, Class PO, PO, 01/15/34	52
10,505	Series 2733, Class SB, IF, 7.771%, 10/15/33	11,358
2,047	Series 2743, Class HD, 4.500%, 08/15/17	2,121
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,325
691	Series 2744, Class FE, VAR, 0.000% 02/15/34	672
312	Series 2744, Class PD, 5.500%, 08/15/33	319
2,535	Series 2744, Class PE, 5.500%, 02/15/34	2,774
6,112	Series 2744, Class TU, 5.500%, 05/15/32	6,589
3,151	Series 2748, Class KO, PO, 10/15/23	2,924
106	Series 2754, Class JG, 4.500%, 03/15/33	107
1,546	Series 2755, Class PA, PO, 02/15/29	1,527
2,173	Series 2755, Class SA, IF, 13.669%, 05/15/30	2,437
3,857	Series 2758, Class AO, PO, 03/15/19	3,576
197	Series 2762, Class LO, PO, 03/15/34	195
321	Series 2764, Class UC, 5.000%, 05/15/27	324
160	Series 2766, Class SX, IF, 15.720%, 03/15/34	161
405	Series 2771, Class FG, VAR, 0.000%, 03/15/34	348
1,481	Series 2776, Class SK, IF, 8.676%, 04/15/34	1,416
5,800	Series 2777, Class KO, PO, 02/15/33	5,276
2,584	Series 2778, Class US, IF, IO, 6.934%, 06/15/33	148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
518	Series 2780, Class JG, 4.500%, 04/15/19	546
1,000	Series 2780, Class SY, IF, 15.915%, 11/15/33	1,238
5,672	Series 2802, Class OH, 6.000%, 05/15/34	6,266
1,063	Series 2809, Class UB, 4.000%, 09/15/17	1,091
2,000	Series 2809, Class UC, 4.000%, 06/15/19	2,100
996	Series 2812, Class AB, 4.500%, 10/15/18	1,038
4,407	Series 2812, Class NO, PO, 10/15/33	3,493
6,350	Series 2827, Class QE, 5.500%, 03/15/33	6,803
142	Series 2827, Class SQ, IF, 7.500%, 01/15/19	146
3,346	Series 2835, Class BO, PO, 12/15/28	3,222
617	Series 2835, Class QO, PO, 12/15/32	536
659	Series 2840, Class JO, PO, 06/15/23	632
834	Series 2863, Class JA, 4.500%, 09/15/19	862
2,000	Series 2864, Class GB, 4.000%, 09/15/19	2,102
764	Series 2865, Class GO, PO, 10/15/33	757
96	Series 2890, Class DO, PO, 11/15/34	95
1,466	Series 2897, Class EO, PO, 10/15/31	1,453
1,727	Series 2903, Class UZ, 5.500%, 07/15/31	1,783
2,721	Series 2903, Class Z, 5.000%, 12/15/24	2,817
7,872	Series 2921, Class MD, 5.000%, 06/15/33	8,353
520	Series 2925, Class MW, VAR, 0.000% 01/15/35	517
2,079	Series 2929, Class MS, HB, IF, 26.991%, 02/15/35	2,846
15,680	Series 2934, Class EC, PO, 02/15/20	14,623
995	Series 2934, Class EN, PO, 02/15/18	975
4,671	Series 2934, Class HI, IO, 5.000%, 02/15/20	558
3,284	Series 2934, Class KI, IO, 5.000%, 02/15/20	384
1,777	Series 2945, Class SA, IF, 11.816%, 03/15/20	2,016
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,472
1,518	Series 2967, Class S, HB, IF, 32.363%, 04/15/25	2,225
10,244	Series 2968, Class EH, 6.000%, 04/15/35	11,349
4,287	Series 2981, Class FA, VAR, 0.666%, 05/15/35	4,251
3,784	Series 2988, Class AF, VAR, 0.566%, 06/15/35	3,748
1,612	Series 2988, Class GS, IF, 15.961%, 06/15/35	1,797
188	Series 2988, Class SD, IF, 15.836%, 03/15/35	203
906	Series 2989, Class PO, PO, 06/15/23	869
1,772	Series 2990, Class GO, PO, 02/15/35	1,431
5,355	Series 2990, Class LK, VAR, 0.636%, 10/15/34	5,359

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,334	Series 2990, Class SL, HB, IF, 23.519%, 06/15/34	5,887
1,998	Series 2990, Class WP, IF, 16.342%, 06/15/35	2,416
4,879	Series 2991, Class EG, 5.500%, 11/15/34	5,120
5,000	Series 2992, Class LB, 5.000%, 06/15/20	5,374
11,244	Series 2995, Class FK, VAR, 0.516%, 05/15/34	11,228
1,202	Series 2996, Class SL, IF, 15.108%, 06/15/35	1,330
6,000	Series 2999, Class NC, 4.500%, 12/15/18	6,311
4,500	Series 2999, Class ND, 4.500%, 07/15/20	4,738
588	Series 3007, Class AI, IO, 5.500%, 07/15/24	56
348	Series 3014, Class OD, PO, 08/15/35	304
824	Series 3022, Class SX, IF, 16.211%, 08/15/25	1,012
1,990	Series 3029, Class SO, PO, 09/15/35	1,684
203	Series 3034, Class FB, VAR, 0.000% 09/15/35	190
4,871	Series 3042, Class PF, VAR, 0.516%, 08/15/35	4,858
191	Series 3044, Class GU, VAR, 0.000% 10/15/35	189
221	Series 3044, Class VO, PO, 10/15/35	199
2,505	Series 3047, Class OB, 5.500%, 12/15/33	2,651
21,221	Series 3049, Class XF, VAR, 0.616%, 05/15/33	21,168
1,965	Series 3051, Class DP, HB, IF, 26.859%, 10/15/25	2,646
206	Series 3058, Class YO, PO, 10/15/35	188
1,788	Series 3064, Class OB, 5.500%, 07/15/29	1,856
1,726	Series 3064, Class SG, IF, 19.114%, 11/15/35	2,164
6,564	Series 3065, Class DF, VAR, 0.646%, 04/15/35	6,568
1,009	Series 3068, Class AO, PO, 01/15/35	966
4,435	Series 3077, Class TO, PO, 04/15/35	3,917
1,286	Series 3100, Class MA, VAR, 2.514%, 12/15/35	1,161
7,456	Series 3101, Class UZ, 6.000%, 01/15/36	8,189
7,989	Series 3102, Class FB, VAR, 0.566%, 01/15/36	7,975
867	Series 3102, Class HS, HB, IF, 23.592%, 01/15/36	1,177
9,346	Series 3117, Class AO, PO, 02/15/36	8,385
1,904	Series 3117, Class EO, PO, 02/15/36	1,641
1,844	Series 3117, Class OK, PO, 02/15/36	1,595

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,711	Series 3122, Class OH, PO, 03/15/36	5,025
5,342	Series 3122, Class OP, PO, 03/15/36	4,784
123	Series 3122, Class ZB, 6.000%, 03/15/36	115
759	Series 3134, Class PO, PO, 03/15/36	661
5,304	Series 3137, Class XP, 6.000%, 04/15/36	5,817
4,193	Series 3138, Class PO, PO, 04/15/36	3,740
10,690	Series 3147, Class PO, PO, 04/15/36	9,395
691	Series 3149, Class SO, PO, 05/15/36	529
2,470	Series 3151, Class PO, PO, 05/15/36	2,129
5,050	Series 3153, Class EO, PO, 05/15/36	4,528
3,000	Series 3162, Class OB, 6.000%, 11/15/30	3,098
2,400	Series 3164, Class MG, 6.000%, 06/15/36	2,611
7,595	Series 3171, Class MO, PO, 06/15/36	6,534
1,281	Series 3174, Class PX, 5.000%, 06/15/17	1,375
3,550	Series 3179, Class OA, PO, 07/15/36	3,073
3,701	Series 3181, Class AZ, 6.500%, 07/15/36	4,110
8,432	Series 3184, Class OA, PO, 02/15/33	7,878
483	Series 3186, Class MT, IF, 4.666%, 07/15/36	473
7,300	Series 3189, Class PC, 6.000%, 08/15/35	7,979
3,715	Series 3194, Class SA, IF, IO, 6.834%, 07/15/36	510
7,030	Series 3195, Class PD, 6.500%, 07/15/36	7,775
13,250	Series 3200, Class AY, 5.500%, 08/15/36	14,162
32,671	Series 3202, Class HI, IF, IO, 6.384%, 08/15/36	5,007
1,542	Series 3213, Class OA, PO, 09/15/36	1,319
1,236	Series 3218, Class AO, PO, 09/15/36	1,122
7,000	Series 3218, Class BE, 6.000%, 09/15/35	7,663
12,026	Series 3219, Class DI, IO, 6.000%, 04/15/36	2,329
3,419	Series 3225, Class EO, PO, 10/15/36	2,986
5,091	Series 3232, Class ST, IF, IO, 6.434%, 10/15/36	722
1,375	Series 3233, Class OP, PO, 05/15/36	1,186
10	Series 3245, Class MO, PO, 11/15/36	9
682	Series 3253, Class A, 5.000%, 08/15/20	717
22,780	Series 3253, Class PO, PO, 12/15/21	21,662
1,439	Series 3256, Class PO, PO, 12/15/36	1,262
2,862	Series 3260, Class CS, IF, IO, 5.874%, 01/15/37	364
1,355	Series 3261, Class OA, PO, 01/15/37	1,193
421	Series 3263, Class TP, VAR, 0.000% 08/15/35	419
9,000	Series 3266, Class D, 5.000%, 01/15/22	9,712
53	Series 3269, Class WF, VAR, 0.000% 01/15/37	51
8,200	Series 3274, Class B, 6.000%, 02/15/37	9,050

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,171	Series 3274, Class JO, PO, 02/15/37	1,897
5,960	Series 3275, Class FL, VAR, 0.706%, 02/15/37	5,920
5,500	Series 3284, Class CB, 5.000%, 03/15/22	5,869
3,136	Series 3286, Class PO, PO, 03/15/37	2,737
5,210	Series 3290, Class SB, IF, IO, 6.184%, 03/15/37	667
3,000	Series 3302, Class UT, 6.000%, 04/15/37	3,264
4,490	Series 3305, Class MG, IF, 2.486%, 07/15/34	4,172
6,258	Series 3315, Class HZ, 6.000%, 05/15/37	6,741
365	Series 3318, Class AO, PO, 05/15/37	323
5,000	Series 3329, Class JD, 6.000%, 06/15/36	5,450
3,500	Series 3329, Class WK, 6.000%, 12/15/31	3,667
2,592	Series 3331, Class PO, PO, 06/15/37	2,262
4,000	Series 3334, Class MC, 5.000%, 04/15/33	4,130
4,328	Series 3344, Class SL, IF, IO, 6.334%, 07/15/37	588
638	Series 3356, Class PA, 6.000%, 11/15/26	640
3,347	Series 3369, Class VA, 6.000%, 07/15/18	3,614
1,551	Series 3371, Class FA, VAR, 0.866%, 09/15/37	1,554
2,425	Series 3373, Class TO, PO, 04/15/37	2,111
18,228	Series 3383, Class SA, IF, IO, 6.184%, 11/15/37	2,596
23,264	Series 3387, Class SA, IF, IO, 6.154%, 11/15/37	2,992
3,045	Series 3389, Class DQ, 5.750%, 10/15/35	3,275
6,283	Series 3398, Class PO, PO, 01/15/36	5,676
24,078	Series 3404, Class SC, IF, IO, 5.734%, 01/15/38	2,694
1,358	Series 3422, Class SE, IF, 16.786%, 02/15/38	1,626
11,891	Series 3424, Class PI, IF, IO, 6.534%, 04/15/38	1,740
14,320	Series 3430, Class AI, IO, 1.417%, 09/15/12	219
26,313	Series 3437, Class AI, IO, 1.335%, 09/15/11	133
570	Series 3443, Class SY, IF, 9.000%, 03/15/37	582
14,500	Series 3453, Class B, 5.500%, 05/15/38	15,619
8,438	Series 3455, Class SE, IF, IO, 5.934%, 06/15/38	1,147
2,405	Series 3461, Class LZ, 6.000%, 06/15/38	2,605
7,038	Series 3461, Class Z, 6.000%, 06/15/38	7,693
14,794	Series 3481, Class SJ, IF, IO, 5.584%, 08/15/38	1,812
7,500	Series 3493, Class LA, 4.000%, 10/15/23	7,761
6,500	Series 3501, Class CB, 5.500%, 01/15/39	7,002

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
13,930	Series 3505, Class SA, IF, IO, 5.734%, 01/15/39	1,456
3,280	Series 3510, Class OD, PO, 02/15/37	2,904
13,488	Series 3511, Class SA, IF, IO, 5.734%, 02/15/39	1,461
2,419	Series 3515, Class PI, IO, 5.500%, 07/15/37	455
3,462	Series 3523, Class SD, IF, 18.932%, 06/15/36	4,225
608	Series 3531, Class MZ, 4.500%, 05/15/39	609
18,896	Series 3531, Class SA, IF, IO, 6.034%, 05/15/39	2,381
12,428	Series 3531, Class SM, IF, IO, 5.834%, 05/15/39	1,648
4,846	Series 3546, Class A, VAR, 5.934%, 02/15/39	5,161
14,799	Series 3549, Class FA, VAR, 1.466%, 07/15/39	14,698
6,759	Series 3564, Class JA, 4.000%, 01/15/18	7,120
5,750	Series 3607, Class AO, PO, 04/15/36	4,308
10,538	Series 3607, Class BO, PO, 04/15/36	7,896
6,113	Series 3607, Class EO, PO, 02/15/33	5,548
7,886	Series 3607, Class OP, PO, 07/15/37	6,374
5,540	Series 3607, Class TO, PO, 10/15/39	4,873
18,886	Series 3608, Class SC, IF, IO, 5.984%, 12/15/39	2,274
13,236	Series 3611, Class PO, PO, 07/15/34	11,585
4,600	Series 3632, Class BS, IF, 16.614%, 02/15/40	5,079
2,734	Series 3645, Class KZ, 5.500%, 08/15/36	2,889
6,800	Series 3654, Class DC, 5.000%, 04/15/30	6,975
4,039	Series 3654, Class VB, 5.500%, 10/15/27	4,330
3,946	Series 3659, Class VE, 5.000%, 03/15/26	4,174
12,448	Series 3666, Class VA, 5.500%, 12/15/22	13,623
25,774	Series 3680, Class MA, 4.500%, 07/15/39	26,805
19,454	Series 3687, Class MA, 4.500%, 02/15/37	20,490
10,534	Series 3688, Class CU, VAR, 6.819%, 11/15/21	11,487
32,945	Series 3688, Class GT, VAR, 7.155%, 11/15/46	36,478
91,693	Series 3704, Class CT, 7.000%, 12/15/36	102,042
42,307	Series 3704, Class DT, 7.500%, 11/15/36	47,724
38,945	Series 3704, Class ET, 7.500%, 12/15/36	44,007
22,834	Series 3740, Class SB, IF, IO, 5.734%, 10/15/40	3,604
23,732	Series 3740, Class SC, IF, IO, 5.734%, 10/15/40	3,677
31,599	Series 3756, Class IP, IO, 4.000%, 08/15/35	4,775

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
41,595	Series 3759, Class HI, IO, 4.000%, 08/15/37	6,746
34,634	Series 3760, Class GI, IO, 4.000%, 10/15/37	5,924
24,798	Series 3760, Class NI, IO, 4.000%, 10/15/37	3,956
19,829	Series 3779, Class IH, IO, 4.000%, 11/15/34	2,877
13,000	Series 3800, Class AI, IO, 4.000%, 11/15/29	2,150
86,989	Series 3802, Class LS, IF, IO, 4.533%, 01/15/40	6,905
18,603	Series R007, Class ZA, 6.000%, 05/15/36	20,167
	Federal Home Loan Mortgage Corp. STRIPS,
7	Series 134, Class B, IO, 9.000%, 04/01/22	2
5,262	Series 197, Class PO, PO, 04/01/28	4,468
13,706	Series 233, Class 11, IO, 5.000%, 09/15/35	2,634
11,194	Series 233, Class 12, IO, 5.000%, 09/15/35	2,149
21,695	Series 233, Class 13, IO, 5.000%, 09/15/35	4,136
71,076	Series 239, Class S30, IF, IO, 7.434%, 08/15/36	10,461
6,778	Series 243, Class 16, IO, 4.500%, 11/15/20	662
4,290	Series 243, Class 17, IO, 4.500%, 12/15/20	431
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,305	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	1,529
5,718	Series T-42, Class A5, 7.500%, 02/25/42	6,739
3,938	Series T-48, Class 1A, VAR, 6.511%, 07/25/33	4,652
863	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	995
5,319	Series T-54, Class 2A, 6.500%, 02/25/43	6,149
1,846	Series T-54, Class 3A, 7.000%, 02/25/43	2,066
13,017	Series T-56, Class A5, 5.231%, 05/25/43 (f) (i)	13,778
1,525	Series T-57, Class 1A3, 7.500%, 07/25/43	1,792
569	Series T-57, Class 1AP, PO, 07/25/43	461
7,268	Series T-58, Class 4A, 7.500%, 09/25/43	8,683
686	Series T-58, Class APO, PO, 09/25/43	572
7,108	Series T-59, Class 1A2, 7.000%, 10/25/43	8,201
781	Series T-59, Class 1AP, PO, 10/25/43	616
35,577	Series T-76, Class 2A, VAR, 4.785%, 10/25/37	35,730
	Federal National Mortgage Association Grantor Trust,
2,656	Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	2,969
3,523	Series 2001-T10, Class A2, 7.500%, 12/25/41	4,115
2,924	Series 2001-T3, Class A1, 7.500%, 11/25/40	3,430

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
3,317		Series 2002-T16, Class A2, 7.000%, 07/25/42	3,804
1,543		Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,702
7,845		Series 2004-T2, Class 1A4, 7.500%, 11/25/43	8,786
4,672		Series 2004-T2, Class 2A, VAR, 4.142%, 07/25/43	4,750
11,338		Series 2004-T3, Class 1A2, 6.500%, 02/25/44	13,081
4,226		Series 2004-T3, Class 1A3, 7.000%, 02/25/44	4,906
		Federal National Mortgage Association REMICS,
22		Series 1988-7, Class Z, 9.250%, 04/25/18	25
91		Series 1989-70, Class G, 8.000%, 10/25/19	106
43		Series 1989-78, Class H, 9.400%, 11/25/19	49
39		Series 1989-83, Class H, 8.500%, 11/25/19	45
44		Series 1989-89, Class H, 9.000%, 11/25/19	51
23		Series 1990-1, Class D, 8.800%, 01/25/20	26
11		Series 1990-7, Class B, 8.500%, 01/25/20	12
13		Series 1990-60, Class K, 5.500%, 06/25/20	14
20		Series 1990-63, Class H, 9.500%, 06/25/20	22
14		Series 1990-93, Class G, 5.500%, 08/25/20	15
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	1
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	6
101		Series 1990-102, Class J, 6.500%, 08/25/20	110
84		Series 1990-120, Class H, 9.000%, 10/25/20	95
10		Series 1990-134, Class SC, HB, IF, 21.178%, 11/25/20	15
1		Series 1990-140, Class K, HB, 652.145%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
26		Series 1991-24, Class Z, 5.000%, 03/25/21	27
29		Series 1991-42, Class S, IF, 17.183%, 05/25/21	37
4		Series 1992-101, Class J, 7.500%, 06/25/22	4
708		Series 1992-117, Class MA, 8.000%, 07/25/22	798
121		Series 1992-136, Class PK, 6.000%, 08/25/22	131
135		Series 1992-143, Class MA, 5.500%, 09/25/22	146

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
852	Series 1992-150, Class M, 8.000%, 09/25/22	1,039
281	Series 1992-163, Class M, 7.750%, 09/25/22	315
414	Series 1992-188, Class PZ, 7.500%, 10/25/22	463
198	Series 1993-21, Class KA, 7.700%, 03/25/23	222
506	Series 1993-25, Class J, 7.500%, 03/25/23	567
77	Series 1993-27, Class SA, IF, 15.500%, 02/25/23	92
1,232	Series 1993-37, Class PX, 7.000%, 03/25/23	1,362
431	Series 1993-54, Class Z, 7.000%, 04/25/23	476
4,627	Series 1993-56, Class PZ, 7.000%, 05/25/23	5,131
207	Series 1993-62, Class SA, IF, 17.015%, 04/25/23	280
2,650	Series 1993-99, Class Z, 7.000%, 07/25/23	3,150
118	Series 1993-122, Class M, 6.500%, 07/25/23	129
2,426	Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	2,883
3,642	Series 1993-141, Class Z, 7.000%, 08/25/23	4,182
106	Series 1993-165, Class SD, IF, 11.657%, 09/25/23	131
132	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	150
114	Series 1993-167, Class GA, 7.000%, 09/25/23	116
191	Series 1993-178, Class PK, 6.500%, 09/25/23	210
89	Series 1993-179, Class SB, HB, IF, 23.152%, 10/25/23	115
59	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	76
3,627	Series 1993-183, Class KA, 6.500%, 10/25/23	4,000
1,468	Series 1993-189, Class PL, 6.500%, 10/25/23	1,619
270	Series 1993-199, Class FA, VAR, 0.831%, 10/25/23	271
171	Series 1993-205, Class H, PO, 09/25/23	147
202	Series 1993-220, Class SG, IF, 15.437%, 11/25/13	235
128	Series 1993-225, Class SG, HB, IF, 26.331%, 12/25/13	160
255	Series 1993-225, Class UB, 6.500%, 12/25/23	272

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
70	Series 1993-230, Class FA, VAR, 0.881%, 12/25/23	70
252	Series 1993-247, Class FE, VAR, 1.281%, 12/25/23	256
308	Series 1993-247, Class SA, HB, IF, 24.332%, 12/25/23	408
117	Series 1993-247, Class SU, IF, 11.442%, 12/25/23	148
993	Series 1993-250, Class Z, 7.000%, 12/25/23	1,055
1,517	Series 1993-257, Class C, PO, 06/25/23	1,504
19	Series 1994-9, Class E, PO, 11/25/23	16
1,018	Series 1994-37, Class L, 6.500%, 03/25/24	1,149
4,858	Series 1994-40, Class Z, 6.500%, 03/25/24	5,334
5,986	Series 1994-62, Class PK, 7.000%, 04/25/24	6,712
3,425	Series 1994-63, Class PK, 7.000%, 04/25/24	3,915
141	Series 1995-2, Class Z, 8.500%, 01/25/25	160
373	Series 1995-19, Class Z, 6.500%, 11/25/23	421
1,839	Series 1996-14, Class SE, IF, IO, 7.330%, 08/25/23	340
78	Series 1996-27, Class FC, VAR, 0.781%, 03/25/17	78
1,478	Series 1996-48, Class Z, 7.000%, 11/25/26	1,640
185	Series 1996-59, Class J, 6.500%, 08/25/22	203
246	Series 1996-59, Class K, 6.500%, 07/25/23	253
386	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	18
1,389	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	66
272	Series 1997-27, Class J, 7.500%, 04/18/27	299
296	Series 1997-29, Class J, 7.500%, 04/20/27	328
1,016	Series 1997-32, Class PG, 6.500%, 04/25/27	1,146
1,181	Series 1997-39, Class PD, 7.500%, 05/20/27	1,312
272	Series 1997-42, Class EN, 7.250%, 07/18/27	283
107	Series 1997-42, Class ZC, 6.500%, 07/18/27	119
1,611	Series 1997-61, Class ZC, 7.000%, 02/25/23	1,780
456	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	97
69	Series 1998-4, Class C, PO, 04/25/23	61
1,211	Series 1998-36, Class ZB, 6.000%, 07/18/28	1,331
354	Series 1998-43, Class SA, IF, IO, 15.907%, 04/25/23	130
537	Series 1998-66, Class SB, IF, IO, 7.889%, 12/25/28	115
321	Series 1999-17, Class C, 6.350%, 04/25/29	355
2,283	Series 1999-18, Class Z, 5.500%, 04/18/29	2,493

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
595	Series 1999-38, Class SK, IF, IO, 7.788%, 08/25/23	98
165	Series 1999-52, Class NS, HB, IF, 22.648%, 10/25/23	224
429	Series 1999-62, Class PB, 7.500%, 12/18/29	483
2,310	Series 2000-2, Class ZE, 7.500%, 02/25/30	2,593
690	Series 2000-20, Class SA, IF, IO, 8.839%, 07/25/30	171
103	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	22
928	Series 2001-4, Class PC, 7.000%, 03/25/21	1,005
535	Series 2001-5, Class OW, 6.000%, 03/25/16	559
356	Series 2001-7, Class PF, 7.000%, 03/25/31	396
1,312	Series 2001-7, Class PR, 6.000%, 03/25/16	1,379
1,337	Series 2001-10, Class PR, 6.000%, 04/25/16	1,403
1,055	Series 2001-30, Class PM, 7.000%, 07/25/31	1,174
111	Series 2001-31, Class VD, 6.000%, 05/25/31	111
2,661	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	512
1,817	Series 2001-36, Class DE, 7.000%, 08/25/31	2,020
2,244	Series 2001-44, Class MY, 7.000%, 09/25/31	2,495
654	Series 2001-44, Class PD, 7.000%, 09/25/31	728
473	Series 2001-44, Class PU, 7.000%, 09/25/31	526
5,658	Series 2001-48, Class Z, 6.500%, 09/25/21	6,271
660	Series 2001-49, Class Z, 6.500%, 09/25/31	730
304	Series 2001-52, Class KB, 6.500%, 10/25/31	336
997	Series 2001-52, Class XN, 6.500%, 11/25/15	1,071
5,000	Series 2001-60, Class PX, 6.000%, 11/25/31	5,488
1,354	Series 2001-60, Class QS, HB, IF, 23.585%, 09/25/31	1,892
3,450	Series 2001-61, Class Z, 7.000%, 11/25/31	3,836
1,074	Series 2001-71, Class MB, 6.000%, 12/25/16	1,156
1,825	Series 2001-71, Class QE, 6.000%, 12/25/16	1,962
245	Series 2001-72, Class SX, IF, 16.857%, 12/25/31	303
5,791	Series 2001-74, Class MB, 6.000%, 12/25/16	6,232
676	Series 2001-80, Class PE, 6.000%, 07/25/29	692
189	Series 2001-81, Class LO, PO, 01/25/32	173

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,644	Series 2002-1, Class G, 7.000%, 07/25/23	1,824
881	Series 2002-1, Class HC, 6.500%, 02/25/22	931
586	Series 2002-1, Class SA, HB, IF, 24.338%, 02/25/32	831
252	Series 2002-1, Class UD, HB, IF, 23.516%, 12/25/23	354
1,535	Series 2002-2, Class UC, 6.000%, 02/25/17	1,644
4,141	Series 2002-3, Class OG, 6.000%, 02/25/17	4,451
2,840	Series 2002-5, Class PK, 6.000%, 02/25/22	3,155
730	Series 2002-7, Class OG, 6.000%, 03/25/17	785
2,348	Series 2002-7, Class TG, 6.000%, 03/25/17	2,522
816	Series 2002-11, Class QG, 5.500%, 03/25/17	881
3,163	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	154
54	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	65
11,394	Series 2002-15, Class ZA, 6.000%, 04/25/32	12,475
3,917	Series 2002-16, Class PG, 6.000%, 04/25/17	4,250
5,599	Series 2002-18, Class PC, 5.500%, 04/25/17	5,902
721	Series 2002-19, Class PE, 6.000%, 04/25/17	775
147	Series 2002-21, Class LO, PO, 04/25/32	125
1,974	Series 2002-21, Class PE, 6.500%, 04/25/32	2,170
2,678	Series 2002-24, Class AJ, 6.000%, 04/25/17	2,909
3,629	Series 2002-28, Class PK, 6.500%, 05/25/32	4,011
1,464	Series 2002-31, Class S, IF, 18.692%, 05/25/17	1,847
1,803	Series 2002-37, Class Z, 6.500%, 06/25/32	1,993
8,376	Series 2002-38, Class QE, 6.000%, 06/25/17	9,001
1,114	Series 2002-42, Class C, 6.000%, 07/25/17	1,204
4,475	Series 2002-48, Class GH, 6.500%, 08/25/32	4,922
5,000	Series 2002-54, Class PG, 6.000%, 09/25/22	5,499
579	Series 2002-55, Class QE, 5.500%, 09/25/17	631
7,920	Series 2002-56, Class UC, 5.500%, 09/25/17	8,607
3,030	Series 2002-57, Class AE, 5.500%, 09/25/17	3,288
768	Series 2002-63, Class KC, 5.000%, 10/25/17	819
861	Series 2002-71, Class AP, 5.000%, 11/25/32	915
7,025	Series 2002-71, Class KM, 5.000%, 11/25/17	7,494
1,044	Series 2002-77, Class S, IF, 14.004%, 12/25/32	1,197
15,726	Series 2002-78, Class Z, 5.500%, 12/25/32	17,063
8,942	Series 2002-81, Class JO, PO, 04/25/32	8,541

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,024	Series 2002-83, Class CS, 6.881%, 08/25/23	2,239
1,743	Series 2002-84, Class VB, 5.500%, 04/25/15	1,878
1,397	Series 2002-90, Class A1, 6.500%, 06/25/42	1,612
242	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	16
6,216	Series 2002-94, Class BK, 5.500%, 01/25/18	6,793
1,408	Series 2003-9, Class NZ, 6.500%, 02/25/33	1,554
1,660	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	282
4,550	Series 2003-22, Class UD, 4.000%, 04/25/33	4,498
6,153	Series 2003-23, Class PG, 5.500%, 01/25/32	6,428
753	Series 2003-27, Class DW, 4.500%, 04/25/17	775
1,400	Series 2003-32, Class KC, 5.000%, 05/25/18	1,505
6,382	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	1,335
2,614	Series 2003-34, Class AX, 6.000%, 05/25/33	2,861
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,481
640	Series 2003-34, Class GB, 6.000%, 03/25/33	694
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,321
1,017	Series 2003-35, Class EA, PO, 05/25/33	885
751	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	139
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	2,136
2,800	Series 2003-41, Class PE, 5.500%, 05/25/23	3,100
1,092	Series 2003-42, Class GB, 4.000%, 05/25/33	1,124
1,760	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	75
2,715	Series 2003-47, Class PE, 5.750%, 06/25/33	2,932
1,371	Series 2003-52, Class SX, HB, IF, 22.165%, 10/25/31	1,918
4,284	Series 2003-56, Class AZ, 5.500%, 08/25/31	4,548
137	Series 2003-60, Class NJ, 5.000%, 07/25/21	139
2,923	Series 2003-64, Class SX, IF, 13.100%, 07/25/33	3,178
5,000	Series 2003-67, Class TJ, 4.750%, 07/25/18	5,352
146	Series 2003-67, Class VQ, 7.000%, 01/25/19	149
191	Series 2003-68, Class QP, 3.000%, 07/25/22	195
3,917	Series 2003-71, Class DS, IF, 7.120%, 08/25/33	3,683

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
18,256	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	3,622
5,000	Series 2003-73, Class HC, 5.500%, 08/25/33	5,322
3,838	Series 2003-73, Class HF, VAR, 0.712%, 01/25/31	3,848
567	Series 2003-74, Class SH, IF, 9.699%, 08/25/33	559
2,523	Series 2003-76, Class SH, IF, 13.677%, 09/25/31	2,870
7,685	Series 2003-80, Class SY, IF, IO, 7.388%, 06/25/23	829
7,000	Series 2003-81, Class HC, 4.750%, 09/25/18	7,472
1,580	Series 2003-81, Class LC, 4.500%, 09/25/18	1,684
1,990	Series 2003-82, Class VB, 5.500%, 08/25/33	2,171
8,876	Series 2003-83, Class PG, 5.000%, 06/25/23	9,464
1,114	Series 2003-91, Class BL, 5.000%, 02/25/29	1,115
1,395	Series 2003-91, Class SD, IF, 12.064%, 09/25/33	1,528
894	Series 2003-91, Class XT, 4.500%, 12/25/17	901
843	Series 2003-92, Class GA, 4.500%, 09/25/18	884
230	Series 2003-92, Class SH, IF, 9.178%, 09/25/18	237
18,027	Series 2003-105, Class AZ, 5.500%, 10/25/33	20,133
2,742	Series 2003-106, Class US, IF, 8.683%, 11/25/23	2,715
7,068	Series 2003-116, Class SB, IF, IO, 7.338%, 11/25/33	1,357
7,081	Series 2003-117, Class JB, 3.500%, 06/25/33	7,291
2,240	Series 2003-122, Class TE, 5.000%, 12/25/22	2,409
1,177	Series 2003-128, Class KE, 4.500%, 01/25/14	1,221
3,300	Series 2003-128, Class NG, 4.000%, 01/25/19	3,485
1,295	Series 2003-130, Class SX, IF, 11.128%, 01/25/34	1,430
1,262	Series 2003-131, Class SK, IF, 15.677%, 01/25/34	1,498
641	Series 2003-132, Class OA, PO, 08/25/33	558
5,895	Series 2004-3, Class BE, 4.000%, 02/25/19	6,185
4,472	Series 2004-4, Class QI, IF, IO, 6.838%, 06/25/33	666

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,326	Series 2004-4, Class QM, IF, 13.677%, 06/25/33	3,803
3,087	Series 2004-10, Class SC, HB, IF, 27.554%, 02/25/34	4,365
2,318	Series 2004-14, Class SD, IF, 8.683%, 03/25/34	2,190
4,433	Series 2004-17, Class H, 5.500%, 04/25/34	4,573
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,047
1,977	Series 2004-21, Class CO, PO, 04/25/34	1,739
507	Series 2004-22, Class A, 4.000%, 04/25/19	527
3,275	Series 2004-25, Class PC, 5.500%, 01/25/34	3,614
4,773	Series 2004-25, Class SA, IF, 18.806%, 04/25/34	5,941
8,100	Series 2004-27, Class HB, 4.000%, 05/25/19	8,431
7,421	Series 2004-28, Class PF, VAR, 0.662%, 03/25/34	7,460
11,404	Series 2004-36, Class FA, VAR, 0.662%, 05/25/34	11,464
2,157	Series 2004-36, Class PC, 5.500%, 02/25/34	2,380
4,876	Series 2004-36, Class SA, IF, 18.806%, 05/25/34	6,090
1,739	Series 2004-36, Class SN, IF, 13.677%, 07/25/33	1,996
8,090	Series 2004-46, Class EP, PO, 03/25/34	7,024
4,400	Series 2004-46, Class HS, IF, IO, 5.739%, 05/25/30	278
1,145	Series 2004-46, Class QB, HB, IF, 22.954%, 05/25/34	1,592
1,025	Series 2004-46, Class SK, IF, 15.781%, 05/25/34	1,227
1,278	Series 2004-51, Class SY, IF, 13.717%, 07/25/34	1,461
1,400	Series 2004-53, Class NC, 5.500%, 07/25/24	1,476
1,271	Series 2004-59, Class BG, PO, 12/25/32	1,110
1,737	Series 2004-61, Class CO, PO, 10/25/31	1,726
300	Series 2004-61, Class SH, HB, IF, 22.942%, 11/25/32	434
903	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	1,005
5,000	Series 2004-65, Class EY, 5.500%, 08/25/24	5,475
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	12,541
1,184	Series 2004-74, Class SW, IF, 14.974%, 11/25/31	1,428
2,251	Series 2004-76, Class CL, 4.000%, 10/25/19	2,371
4,380	Series 2004-79, Class S, IF, 19.081%, 08/25/32	5,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,454	Series 2004-79, Class SP, IF, 19.081%, 11/25/34	1,787
2,000	Series 2004-81, Class AC, 4.000%, 11/25/19	2,102
9,600	Series 2004-81, Class JG, 5.000%, 11/25/24	10,188
1,137	Series 2004-89, Class EA, IF, 12.744%, 01/25/34	1,270
1,739	Series 2004-92, Class BX, 5.500%, 09/25/34	1,890
404	Series 2004-92, Class JO, PO, 12/25/34	402
2,120	Series 2004-101, Class HD, 5.000%, 01/25/20	2,286
1,434	Series 2005-14, Class BA, 4.500%, 04/25/19	1,495
5,600	Series 2005-16, Class LE, 5.500%, 07/25/33	6,088
4,918	Series 2005-25, Class PF, VAR, 0.611%, 04/25/35	4,886
658	Series 2005-27, Class TH, 5.500%, 07/25/31	683
1,338	Series 2005-40, Class ZM, 5.000%, 05/25/35	1,381
1,180	Series 2005-42, Class PS, IF, 16.346%, 05/25/35	1,437
1,291	Series 2005-45, Class BG, 4.500%, 06/25/25	1,297
75	Series 2005-47, Class AN, 5.000%, 12/25/16	76
448	Series 2005-52, Class PA, 6.500%, 06/25/35	484
4,939	Series 2005-56, Class S, IF, IO, 6.449%, 07/25/35	839
2,299	Series 2005-56, Class TP, IF, 17.366%, 08/25/33	2,804
1,679	Series 2005-57, Class CD, HB, IF, 24.144%, 01/25/35	2,253
544	Series 2005-57, Class DC, HB, IF, 20.925%, 12/25/34	680
7,587	Series 2005-57, Class EG, VAR, 0.561%, 03/25/35	7,584
1,000	Series 2005-59, Class SU, HB, IF, 24.193%, 06/25/35	1,446
1,304	Series 2005-66, Class SG, IF, 16.721%, 07/25/35	1,596
8,500	Series 2005-67, Class EY, 5.500%, 08/25/25	9,305
1,500	Series 2005-68, Class BC, 5.250%, 06/25/35	1,620
6,665	Series 2005-68, Class PG, 5.500%, 08/25/35	7,288
2,500	Series 2005-68, Class UC, 5.000%, 06/25/35	2,667
7,300	Series 2005-72, Class SB, IF, 16.221%, 08/25/35	8,838
2,016	Series 2005-73, Class PS, IF, 16.046%, 08/25/35	2,443

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
9,280	Series 2005-73, Class ZB, 5.500%, 08/25/35	9,281
1,725	Series 2005-74, Class CP, HB, IF, 23.791%, 05/25/35	2,383
7,515	Series 2005-74, Class CS, IF, 19.301%, 05/25/35	9,368
5,167	Series 2005-74, Class SK, IF, 19.411%, 05/25/35	6,458
8,439	Series 2005-84, Class XM, 5.750%, 10/25/35	9,198
236	Series 2005-86, Class GB, 5.000%, 10/25/35	239
2,595	Series 2005-88, Class QO, PO, 11/25/33	2,539
2,726	Series 2005-90, Class ES, IF, 16.221%, 10/25/35	3,317
1,609	Series 2005-90, Class PO, PO, 09/25/35	1,475
6,170	Series 2005-93, Class MF, VAR, 0.511%, 08/25/34	6,153
64	Series 2005-98, Class GO, PO, 11/25/35	63
13,920	Series 2005-106, Class US, HB, IF, 23.608%, 11/25/35	19,283
5,959	Series 2005-109, Class PB, 6.000%, 01/25/34	6,263
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,115
15,028	Series 2005-110, Class GJ, 5.500%, 11/25/30	15,792
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	19,029
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	6,014
2,982	Series 2005-110, Class MJ, 5.500%, 01/25/33	3,131
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	3,119
1,485	Series 2005-116, Class PB, 6.000%, 04/25/34	1,605
35,000	Series 2005-118, Class ME, 6.000%, 01/25/32	35,916
22,000	Series 2005-118, Class PN, 6.000%, 01/25/32	23,928
9,876	Series 2005-123, Class FG, VAR, 0.712%, 07/25/34	9,858
4,000	Series 2006-7, Class TC, 6.000%, 09/25/33	4,336
6,579	Series 2006-8, Class JZ, 5.500%, 03/25/36	6,915
1,347	Series 2006-11, Class PS, HB, IF, 23.608%, 03/25/36	1,857
6,579	Series 2006-12, Class BZ, 5.500%, 03/25/36	6,920
2,582	Series 2006-15, Class OT, PO, 01/25/36	2,462

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
4,699	Series 2006-16, Class FC, VAR, 0.561%, 03/25/36	4,684
6,579	Series 2006-16, Class HZ, 5.500%, 03/25/36	6,984
1,146	Series 2006-16, Class OA, PO, 03/25/36	997
2,579	Series 2006-22, Class AO, PO, 04/25/36	2,207
3,702	Series 2006-23, Class FK, VAR, 0.511%, 04/25/36	3,693
2,061	Series 2006-23, Class KO, PO, 04/25/36	1,793
5,469	Series 2006-27, Class OH, PO, 04/25/36	4,923
1,189	Series 2006-33, Class LS, HB, IF, 28.973%, 05/25/36	1,739
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,177
2,488	Series 2006-42, Class CF, VAR, 0.712%, 06/25/36	2,491
4,200	Series 2006-43, Class DO, PO, 06/25/36	3,715
651	Series 2006-43, Class G, 6.500%, 09/25/33	666
1,549	Series 2006-43, Class PO, PO, 06/25/36	1,341
3,658	Series 2006-43, Class VB, 6.500%, 10/25/17	3,938
14,930	Series 2006-44, Class FP, VAR, 0.662%, 06/25/36	14,832
2,613	Series 2006-44, Class GO, PO, 06/25/36	2,245
8,350	Series 2006-44, Class P, PO, 12/25/33	7,363
3,562	Series 2006-46, Class FW, VAR, 0.662%, 06/25/36	3,562
570	Series 2006-46, Class SW, HB, IF, 23.240%, 06/25/36	754
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,177
9,712	Series 2006-50, Class JO, PO, 06/25/36	8,610
13,872	Series 2006-50, Class PS, PO, 06/25/36	12,329
14,426	Series 2006-53, Class US, IF, IO, 6.319%, 06/25/36	2,013
7,599	Series 2006-56, Class PF, VAR, 0.611%, 07/25/36	7,588
1,046	Series 2006-58, Class AP, PO, 07/25/36	911
2,800	Series 2006-58, Class FL, VAR, 0.721%, 07/25/36	2,805
10,296	Series 2006-58, Class IG, IF, IO, 6.258%, 07/25/36	1,305
1,631	Series 2006-58, Class PO, PO, 07/25/36	1,412
419	Series 2006-59, Class CO, PO, 08/25/35	394
4,978	Series 2006-59, Class QO, PO, 01/25/33	4,477
1,273	Series 2006-60, Class AK, HB, IF, 27.754%, 07/25/36	1,870
7,349	Series 2006-60, Class DO, PO, 04/25/35	6,551

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,281	Series 2006-62, Class PS, HB, IF, 38.331%, 07/25/36	2,101
9,473	Series 2006-63, Class ZH, 6.500%, 07/25/36	11,237
3,068	Series 2006-65, Class QO, PO, 07/25/36	2,658
3,556	Series 2006-66, Class NV, 6.500%, 02/25/24	3,744
15,130	Series 2006-71, Class ZL, 6.000%, 07/25/36	17,107
5,540	Series 2006-72, Class GO, PO, 08/25/36	4,902
1,541	Series 2006-72, Class TO, PO, 08/25/36	1,353
827	Series 2006-75, Class CM, 6.500%, 12/25/33	842
10,500	Series 2006-77, Class PC, 6.500%, 08/25/36	11,719
2,692	Series 2006-78, Class BZ, 6.500%, 08/25/36	2,979
2,878	Series 2006-79, Class DF, VAR, 0.611%, 08/25/36	2,888
2,260	Series 2006-79, Class DO, PO, 08/25/36	1,955
1,972	Series 2006-79, Class OP, PO, 08/25/36	1,703
1,339	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,483
2,281	Series 2006-86, Class OB, PO, 09/25/36	1,938
2,154	Series 2006-90, Class AO, PO, 09/25/36	1,898
1,251	Series 2006-94, Class GK, HB, IF, 31.942%, 10/25/26	1,980
2,154	Series 2006-95, Class SG, HB, IF, 25.154%, 10/25/36	3,091
610	Series 2006-109, Class PO, PO, 11/25/36	532
7,023	Series 2006-110, Class PO, PO, 11/25/36	6,131
2,318	Series 2006-111, Class EO, PO, 11/25/36	2,020
3,493	Series 2006-113, Class PO, PO, 07/25/36	3,227
560	Series 2006-115, Class ES, HB, IF, 25.514%, 12/25/36	819
1,919	Series 2006-115, Class OK, PO, 12/25/36	1,656
19,723	Series 2006-117, Class GS, IF, IO, 6.388%, 12/25/36	2,969
5,521	Series 2006-118, Class A1, VAR, 0.322%, 12/25/36	5,409
17,921	Series 2006-118, Class A2, VAR, 0.322%, 12/25/36	17,567
2,935	Series 2006-119, Class PO, PO, 12/25/36	2,591
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,408
1,478	Series 2006-128, Class PO, PO, 01/25/37	1,264
7,306	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	1,121
724	Series 2007-1, Class SD, HB, IF, 37.431%, 02/25/37	1,119

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
398	Series 2007-2, Class FA, VAR, 0.461%, 02/25/37	395
8,856	Series 2007-7, Class SG, IF, IO, 6.239%, 08/25/36	1,704
8,107	Series 2007-10, Class FD, VAR, 0.511%, 02/25/37	8,001
29,077	Series 2007-14, Class ES, IF, IO, 6.179%, 03/25/37	4,155
2,697	Series 2007-14, Class OP, PO, 03/25/37	2,329
5,047	Series 2007-14, Class QD, 5.500%, 11/25/35	5,486
2,150	Series 2007-15, Class NO, PO, 03/25/22	1,974
16,547	Series 2007-16, Class FC, VAR, 1.012%, 03/25/37	16,477
2,133	Series 2007-22, Class SC, IF, IO, 5.819%, 03/25/37	254
1,750	Series 2007-24, Class GW, 5.500%, 03/25/29	1,903
4,431	Series 2007-29, Class SG, HB, IF, 21.795%, 04/25/37	5,878
15,589	Series 2007-35, Class SI, IF, IO, 5.839%, 04/25/37	1,680
2,474	Series 2007-42, Class AO, PO, 05/25/37	2,275
11,000	Series 2007-42, Class B, 6.000%, 05/25/37	12,060
5,988	Series 2007-43, Class FL, VAR, 0.561%, 05/25/37	5,959
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,572
26,620	Series 2007-53, Class SH, IF, IO, 5.839%, 06/25/37	3,469
34,632	Series 2007-54, Class FA, VAR, 0.662%, 06/25/37	34,673
4,853	Series 2007-54, Class WI, IF, IO, 5.839%, 06/25/37	645
42,387	Series 2007-60, Class AX, IF, IO, 6.888%, 07/25/37	7,007
3,619	Series 2007-62, Class SE, IF, 15.846%, 07/25/37	4,277
5,515	Series 2007-64, Class FB, VAR, 0.631%, 07/25/37	5,541
41,105	Series 2007-65, Class KI, IF, IO, 6.359%, 07/25/37	5,262
1,073	Series 2007-65, Class PA, 6.000%, 03/25/31	1,095
7,123	Series 2007-67, Class PO, PO, 07/25/37	6,242
3,669	Series 2007-70, Class Z, 5.500%, 07/25/37	4,154
44,132	Series 2007-72, Class EK, IF, IO, 6.139%, 07/25/37	5,544
1,830	Series 2007-75, Class EO, PO, 01/25/36	1,666

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,478	Series 2007-76, Class AZ, 5.500%, 08/25/37	5,730
3,718	Series 2007-76, Class ZG, 6.000%, 08/25/37	3,958
8,109	Series 2007-77, Class FG, VAR, 0.762%, 03/25/37	8,130
2,000	Series 2007-78, Class CB, 6.000%, 08/25/37	2,171
4,601	Series 2007-78, Class PE, 6.000%, 08/25/37	4,987
2,000	Series 2007-79, Class PC, 5.000%, 01/25/32	2,113
4,576	Series 2007-79, Class SB, HB, IF, 23.058%, 08/25/37	5,737
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,347
943	Series 2007-83, Class PA, 6.000%, 03/25/29	946
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	4,866
1,808	Series 2007-85, Class SL, IF, 15.496%, 09/25/37	2,100
10,360	Series 2007-88, Class VI, IF, IO, 6.279%, 09/25/37	1,520
10,879	Series 2007-91, Class ES, IF, IO, 6.199%, 10/25/37	1,534
3,198	Series 2007-92, Class YA, 6.500%, 06/25/37	3,505
5,330	Series 2007-92, Class YS, IF, IO, 5.519%, 06/25/37	607
3,964	Series 2007-97, Class FC, VAR, 0.762%, 07/25/37	3,974
8,019	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	1,627
2,057	Series 2007-97, Class MS, IF, 14.187%, 12/25/31	2,228
2,565	Series 2007-98, Class FB, VAR, 0.712%, 06/25/37	2,386
3,646	Series 2007-98, Class VA, 6.000%, 11/25/17	3,929
21,235	Series 2007-100, Class SM, IF, IO, 6.189%, 10/25/37	3,090
75,673	Series 2007-101, Class A2, VAR, 0.510%, 06/27/36	75,153
6,232	Series 2007-106, Class A7, VAR, 5.975%, 10/25/37	6,499
10,665	Series 2007-108, Class AN, VAR, 8.687%, 11/25/37	13,361
2,741	Series 2007-108, Class SA, IF, IO, 6.099%, 12/25/37	357
27,945	Series 2007-109, Class AI, IF, IO, 6.139%, 12/25/37	3,418
6,180	Series 2007-112, Class MJ, 6.500%, 12/25/37	6,818
13,276	Series 2007-112, Class SA, IF, IO, 6.189%, 12/25/37	1,942

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
47,000	Series 2007-114, Class A6, VAR, 0.460%, 10/27/37	46,923
24,304	Series 2007-116, Class HI, IO, VAR, 6.323%, 01/25/38	2,134
620	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	62
25,767	Series 2008-1, Class BI, IF, IO, 5.649%, 02/25/38	2,933
25,638	Series 2008-4, Class SD, IF, IO, 5.739%, 02/25/38	3,194
6,285	Series 2008-10, Class XI, IF, IO, 5.969%, 03/25/38	816
12,483	Series 2008-16, Class IS, IF, IO, 5.938%, 03/25/38	1,669
2,482	Series 2008-18, Class SP, IF, 13.477%, 03/25/38	2,786
9,587	Series 2008-20, Class SA, IF, IO, 6.729%, 03/25/38	1,480
18,394	Series 2008-24, Class PF, VAR, 0.912%, 02/25/38	18,418
8,389	Series 2008-27, Class SN, IF, IO, 6.639%, 04/25/38	1,353
2,728	Series 2008-28, Class QS, IF, 19.915%, 04/25/38	3,503
14,060	Series 2008-32, Class SA, IF, IO, 6.589%, 04/25/38	2,148
21,153	Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	132
37,992	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	582
2,214	Series 2008-42, Class AO, PO, 09/25/36	1,948
516	Series 2008-44, Class PO, PO, 05/25/38	458
12,407	Series 2008-46, Class HI, IO, VAR, 6.659%, 06/25/38	1,155
6,278	Series 2008-47, Class SI, IF, IO, 6.239%, 06/25/23	704
2,649	Series 2008-53, Class CA, 5.000%, 07/25/23	2,849
6,151	Series 2008-53, Class CI, IF, IO, 6.938%, 07/25/38	912
28,866	Series 2008-55, Class S, IF, IO, 7.338%, 07/25/28	4,230
5,607	Series 2008-56, Class AC, 5.000%, 07/25/38	5,936
801	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	63
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,556
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	2,847
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	4,042

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
282	Series 2008-66, Class GD, 6.000%, 06/25/30	294
8,654	Series 2008-76, Class GF, VAR, 0.912%, 09/25/23	8,774
20,861	Series 2008-80, Class SA, IF, IO, 5.588%, 09/25/38	2,412
10,102	Series 2008-81, Class SB, IF, IO, 5.588%, 09/25/38	1,197
1,523	Series 2009-4, Class BD, 4.500%, 02/25/39	1,562
13,889	Series 2009-6, Class GS, IF, IO, 6.289%, 02/25/39	1,574
8,501	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	949
10,696	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	1,029
16,544	Series 2009-17, Class QS, IF, IO, 6.388%, 03/25/39	2,169
4,067	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	469
1,136	Series 2009-47, Class MT, 7.000%, 07/25/39	1,256
9,137	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	1,422
10,000	Series 2009-59, Class HB, 5.000%, 08/25/39	10,373
1,074	Series 2009-63, Class P, 5.000%, 03/25/37	1,116
9,279	Series 2009-69, Class WA, VAR, 6.024%, 09/25/39	10,222
7,038	Series 2009-70, Class CO, PO, 01/25/37	6,023
17,605	Series 2009-84, Class WS, IF, IO, 5.639%, 10/25/39	1,924
34,073	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	6,324
36,502	Series 2009-86, Class OT, PO, 10/25/37	31,583
33,856	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	2,915
18,145	Series 2009-99, Class SC, IF, IO, 5.919%, 12/25/39	2,433
9,821	Series 2009-99, Class WA, VAR, 6.296%, 12/25/39	11,024
19,778	Series 2009-103, Class MB, 4.000%, 12/25/39	20,819
23,983	Series 2009-112, Class ST, IF, IO, 5.988%, 01/25/40	2,826
3,701	Series 2009-113, Class AO, PO, 01/25/40	3,203
3,334	Series 2010-1, Class WA, VAR, 6.130%, 02/25/40	3,677

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
8,457	Series 2010-16, Class WA, VAR, 6.428%, 03/25/40	9,371
7,284	Series 2010-16, Class WB, VAR, 6.237%, 03/25/40	8,076
23,275	Series 2010-35, Class SB, IF, IO, 6.158%, 04/25/40	3,114
3,000	Series 2010-35, Class SJ, IF, 16.795%, 04/25/40	3,280
2,019	Series 2010-39, Class OT, PO, 10/25/35	1,772
18,644	Series 2010-42, Class S, IF, IO, 6.139%, 05/25/40	2,091
2,134	Series 2010-45, Class BD, 4.500%, 11/25/38	2,152
2,825	Series 2010-47, Class AV, 5.000%, 05/25/21	3,013
18,104	Series 2010-49, Class SC, IF, 12.137%, 03/25/40	19,723
9,760	Series 2010-58, Class MB, 5.500%, 06/25/40	10,528
63,994	Series 2010-64, Class DM, 5.000%, 06/25/40	67,127
2,000	Series 2010-102, Class PN, 5.000%, 09/25/40	2,064
13,443	Series 2010-103, Class SB, IF, IO, 5.839%, 11/25/49	1,894
71,382	Series 2010-111, Class AE, 5.500%, 04/25/38	76,264
19,500	Series 2010-111, Class AM, 5.500%, 10/25/40	20,635
39,216	Series 2010-125, Class SA, IF, IO, 4.178%, 11/25/40	3,741
47,981	Series 2010-133, Class A, 5.500%, 05/25/38	51,459
22,151	Series 2010-148, Class MA, 4.000%, 02/25/39	22,859
19,539	Series 2011-2, Class WA, VAR, 5.716%, 02/25/51	20,955
2,985	Series 2011-22, Class MA, 6.500%, 04/25/38	3,373
18	Series G-14, Class L, 8.500%, 06/25/21	22
1	Series G-17, Class S, HB, VAR, 1,051.957%, 06/25/21	24
90	Series G-18, Class Z, 8.750%, 06/25/21	109
24	Series G-22, Class G, 6.000%, 12/25/16	26
82	Series G-28, Class S, IF, 14.819%, 09/25/21	112
140	Series G-35, Class M, 8.750%, 10/25/21	158
27	Series G-51, Class SA, HB, IF, 22.348%, 12/25/21	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
25		Series G92-15, Class Z, 7.000%, 01/25/22	25
—	(h)	Series G92-27, Class SQ, HB, IF, 1,698.030%, 05/25/22	48
632		Series G92-35, Class E, 7.500%, 07/25/22	699
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	7
57		Series G92-42, Class Z, 7.000%, 07/25/22	63
1,937		Series G92-44, Class ZQ, 8.000%, 07/25/22	2,362
883		Series G92-45, Class Z, 6.000%, 08/25/22	949
57		Series G92-52, Class FD, VAR, 0.302%, 09/25/22	56
774		Series G92-54, Class ZQ, 7.500%, 09/25/22	861
58		Series G92-59, Class F, VAR, 2.208%, 10/25/22	59
116		Series G92-61, Class Z, 7.000%, 10/25/22	127
88		Series G92-62, Class B, PO, 10/25/22	80
396		Series G93-1, Class KA, 7.900%, 01/25/23	446
149		Series G93-5, Class Z, 6.500%, 02/25/23	164
117		Series G93-14, Class J, 6.500%, 03/25/23	127
269		Series G93-17, Class SI, IF, 6.000%, 04/25/23	268
257		Series G93-27, Class FD, VAR, 1.161%, 08/25/23	260
63		Series G93-37, Class H, PO, 09/25/23	54
169		Series G95-1, Class C, 8.800%, 01/25/25	192
		Federal National Mortgage Association STRIPS,
8		Series 23, Class 2, IO, 10.000%, 09/01/17	2
5		Series 50, Class 2, IO, 10.500%, 03/01/19	1
61		Series 218, Class 2, IO, 7.500%, 04/01/23	13
35		Series 265, Class 2, 9.000%, 03/01/24	41
1,052		Series 329, Class 1, PO, 01/01/33	910
3,419		Series 339, Class 18, IO, 4.500%, 07/01/18	313
4,807		Series 339, Class 21, IO, 4.500%, 07/01/18	445
2,432		Series 339, Class 28, IO, 5.500%, 07/01/18	266
1,606		Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	287
5,526		Series 365, Class 8, IO, 5.500%, 05/01/36	1,080
688		Series 368, Class 3, IO, 4.500%, 11/01/20	68
3,880		Series 374, Class 5, IO, 5.500%, 08/01/36	755
5,121		Series 383, Class 33, IO, 6.000%, 01/01/38	999
1,495		Series 393, Class 6, IO, 5.500%, 04/25/37	256
		Federal National Mortgage Association Whole Loan,
2,885		Series 2003-W1, Class 1A1, VAR, 6.500%, 12/25/42	3,329

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
682	Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	778
2,814	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	3,246
1,720	Series 2003-W2, Class 2A9, 5.900%, 07/25/42	1,895
601	Series 2003-W4, Class 2A, 6.500%, 10/25/42	693
6,498	Series 2003-W6, Class 3A, 6.500%, 09/25/42	7,163
7,648	Series 2003-W8, Class 2A, 7.000%, 10/25/42	9,089
1,447	Series 2003-W8, Class 3F1, VAR, 0.662%, 05/25/42	1,439
8,461	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	9,784
2,684	Series 2004-W2, Class 2A2 7.000%, 02/25/44	3,190
2,468	Series 2004-W8, Class 3A, 7.500%, 06/25/44	2,804
6,800	Series 2004-W10, Class A6, 5.750%, 08/25/34	7,335
8,014	Series 2004-W15, Class 2AF, VAR, 0.511%, 08/25/44	7,878
4,681	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	5,401
44,258	Series 2005-W3, Class 2AF, VAR, 0.482%, 03/25/45	43,945
3,597	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	4,025
29,308	Series 2006-W2, Class 1AF1, VAR, 0.482%, 02/25/36	29,105
6,466	Series 2006-W2, Class 2A, VAR, 3.282%, 11/25/35	6,632
6,779	Series 2006-W3, Class 2A, 6.000%, 09/25/46	7,375
62,935	Series 2007-W1, Class 1AF1, VAR, 0.521%, 11/25/46	62,131
4,814	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	5,554
3,185	Series 2007-W5, Class PO, PO, 06/25/37	2,711
3,366	Series 2007-W7, Class 1A4, HB, IF, 37.611%, 07/25/37	5,053
986	Series 2007-W10, Class 2A, VAR, 6.192%, 08/25/47	1,081
35,825	Series 2009-W1, Class A, 6.000%, 12/25/49	39,463
1,622	Government National Mortgage Association, Series 1994-3, Class PQ, 7.488%, 07/16/24	1,711

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,581	Series 1994-4, Class KQ, 7.988%, 07/16/24	1,787
5,791	Series 1994-7, Class PQ, 6.500%, 10/16/24	6,703
344	Series 1995-3, Class DQ, 8.050%, 06/16/25	389
86	Series 1995-7, Class CQ, 7.500%, 09/16/25	96
1,348	Series 1996-16, Class E, 7.500%, 08/16/26	1,514
1,000	Series 1997-8, Class PN, 7.500%, 05/16/27	1,117
217	Series 1997-11, Class D, 7.500%, 07/20/27	245
654	Series 1998-26, Class K, 7.500%, 09/17/25	741
4,968	Series 1999-4, Class ZB, 6.000%, 02/20/29	5,449
4,583	Series 1999-10, Class ZC, 6.500%, 04/20/29	5,099
645	Series 1999-30, Class S, IF, IO, 8.335%, 08/16/29	101
32	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	38
539	Series 1999-40, Class ZW, 7.500%, 11/20/29	588
967	Series 1999-41, Class Z, 8.000%, 11/16/29	1,100
426	Series 1999-44, Class PC, 7.500%, 12/20/29	479
5,091	Series 1999-44, Class ZC, 8.500%, 12/16/29	6,099
790	Series 1999-44, Class ZG, 8.000%, 12/20/29	898
1,030	Series 2000-6, Class Z, 7.500%, 02/20/30	1,139
396	Series 2000-9, Class Z, 8.000%, 06/20/30	450
5,091	Series 2000-9, Class ZJ, 8.500%, 02/16/30	5,771
577	Series 2000-12, Class ST, HB, IF, 38.200%, 02/16/30	1,065
1,391	Series 2000-14, Class PD, 7.000%, 02/16/30	1,514
387	Series 2000-16, Class ZN, 7.500%, 02/16/30	414
4,561	Series 2000-21, Class Z, 9.000%, 03/16/30	5,212
791	Series 2000-26, Class TZ, 8.500%, 09/20/30	898
213	Series 2000-26, Class Z, 7.750%, 09/20/30	241
41	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	52
646	Series 2000-31, Class Z, 9.000%, 10/20/30	740
184	Series 2000-34, Class SG, IF, IO, 8.267%, 10/20/30	37
365	Series 2000-35, Class ZA, 9.000%, 11/20/30	401
54	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	12
1,282	Series 2000-37, Class B, 8.000%, 12/20/30	1,462
225	Series 2000-38, Class AH, 7.150%, 12/20/30	257
351	Series 2001-4, Class SJ, IF, IO, 7.887%, 01/19/30	74
300	Series 2001-6, Class SD, IF, IO, 8.285%, 03/16/31	58

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,192	Series 2001-7, Class PK, 6.500%, 03/20/31	1,291
1,785	Series 2001-8, Class Z, 6.500%, 03/20/31	1,986
2,542	Series 2001-22, Class PS, HB, IF, 20.322%, 03/17/31	3,527
63	Series 2001-32, Class WA, IF, 19.468%, 07/20/31	93
490	Series 2001-35, Class SA, IF, IO, 7.985%, 08/16/31	104
386	Series 2001-36, Class S, IF, IO, 7.785%, 08/16/31	86
4,500	Series 2001-53, Class PB, 6.500%, 11/20/31	5,082
3,282	Series 2001-64, Class MQ, 6.500%, 12/20/31	3,483
462	Series 2002-3, Class SP, IF, IO, 7.125%, 01/16/32	90
942	Series 2002-7, Class PG, 6.500%, 01/20/32	1,083
2,063	Series 2002-24, Class AG, IF, IO, 7.685%, 04/16/32	408
189	Series 2002-24, Class SB, IF, 11.528%, 04/16/32	226
267	Series 2002-31, Class S, IF, IO, 8.435%, 01/16/31	64
4,919	Series 2002-31, Class SE, IF, IO, 7.235%, 04/16/30	824
2,282	Series 2002-40, Class UK, 6.500%, 06/20/32	2,536
79	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	93
9,070	Series 2002-45, Class QE, 6.500%, 06/20/32	10,339
2,741	Series 2002-47, Class PG, 6.500%, 07/16/32	3,173
1,012	Series 2002-47, Class PY, 6.000%, 07/20/32	1,111
4,548	Series 2002-47, Class ZA, 6.500%, 07/20/32	5,042
183	Series 2002-51, Class SG, HB, IF, 31.360%, 04/20/31	296
3,061	Series 2002-52, Class GH, 6.500%, 07/20/32	3,396
1,339	Series 2002-54, Class GB, 6.500%, 08/20/32	1,486
2,548	Series 2002-69, Class PO, PO, 02/20/32	2,474
624	Series 2002-70, Class AV, 6.000%, 03/20/12	636
2,536	Series 2002-70, Class PS, IF, IO, 7.437%, 08/20/32	312
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,565
154	Series 2002-88, Class VA, 6.000%, 12/20/17	154

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,189	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	79
1,209	Series 2003-4, Class NY, 5.500%, 12/20/13	1,279
875	Series 2003-8, Class PO, PO, 01/16/32	850
2,412	Series 2003-11, Class SK, IF, IO, 7.435%, 02/16/33	419
1,014	Series 2003-12, Class SP, IF, IO, 7.437%, 02/20/33	185
409	Series 2003-24, Class PO, PO, 03/16/33	356
5,380	Series 2003-25, Class PZ, 5.500%, 04/20/33	5,688
841	Series 2003-34, Class TO, PO, 02/16/32	823
1,960	Series 2003-40, Class TC, 7.500%, 03/20/33	2,099
3,156	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,568
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,258
2,072	Series 2003-46, Class TC, 6.500%, 03/20/33	2,304
1,627	Series 2003-52, Class AP, PO, 06/16/33	1,448
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,699
591	Series 2003-60, Class NS, IF, 15.918%, 07/16/33	664
5,456	Series 2003-75, Class ZX, 6.000%, 09/16/33	6,034
1,757	Series 2003-76, Class LS, IF, IO, 6.937%, 09/20/31	162
275	Series 2003-90, Class PO, PO, 10/20/33	235
3,802	Series 2003-97, Class SA, IF, IO, 6.285%, 11/16/33	654
19	Series 2003-98, Class PC, 5.000%, 02/20/29	19
3,485	Series 2003-112, Class SA, IF, IO, 6.285%, 12/16/33	565
20,000	Series 2003-112, Class TS, IF, IO, 6.687%, 10/20/32	3,118
999	Series 2003-114, Class SH, IF, 14.219%, 11/17/32	1,170
10,704	Series 2004-11, Class SW, IF, IO, 5.237%, 02/20/34	1,201
5,568	Series 2004-15, Class SA, IF, 18.939%, 12/20/32	6,633
799	Series 2004-27, Class VJ, 6.000%, 02/20/15	812
1,217	Series 2004-28, Class S, IF, 18.934%, 04/16/34	1,558
3,430	Series 2004-34, Class JO, PO, 02/20/34	3,347
3,846	Series 2004-46, Class PO, PO, 06/20/34	3,393
5,364	Series 2004-49, Class Z, 6.000%, 06/20/34	6,032
2,087	Series 2004-68, Class PO, PO, 05/20/31	2,043
2,109	Series 2004-71, Class SB, HB, IF, 28.173%, 09/20/34	3,102

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,109	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	2,249
1,831	Series 2004-73, Class AE, IF, 14.311%, 08/17/34	2,154
10,269	Series 2004-73, Class JL, IF, IO, 6.285%, 09/16/34	1,821
1,440	Series 2004-83, Class AP, IF, 13.684%, 10/16/34	1,685
901	Series 2004-85, Class PO, PO, 01/17/33	870
1,255	Series 2004-87, Class SB, IF, 7.368%, 03/17/33	1,267
1,126	Series 2004-89, Class LS, HB, IF, 23.413%, 10/16/34	1,531
23,457	Series 2004-90, Class SI, IF, IO, 5.837%, 10/20/34	3,041
10,570	Series 2004-96, Class SC, IF, IO, 5.817%, 11/20/34	1,363
11,523	Series 2005-3, Class SB, IF, IO, 5.837%, 01/20/35	1,480
16,907	Series 2005-3, Class SK, IF, IO, 6.487%, 01/20/35	2,561
1,379	Series 2005-6, Class GS, IF, 12.974%, 12/20/32	1,611
4,997	Series 2005-7, Class JM, IF, 16.141%, 05/18/34	6,091
17,563	Series 2005-17, Class SL, IF, IO, 6.437%, 07/20/34	2,708
2,458	Series 2005-35, Class FL, VAR, 0.613%, 03/20/32	2,428
2,069	Series 2005-44, Class SP, IF, 11.674%, 10/20/34	2,308
1,949	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	331
293	Series 2005-65, Class SA, HB, IF, 21.736%, 08/20/35	327
626	Series 2005-66, Class SP, IF, 19.951%, 08/16/35	789
8,086	Series 2005-68, Class DP, IF, 15.798%, 06/17/35	9,869
36,895	Series 2005-68, Class KI, IF, IO, 6.037%, 09/20/35	4,755
6,695	Series 2005-69, Class SY, IF, IO, 6.487%, 11/20/33	1,092
2,692	Series 2005-72, Class AZ, 5.500%, 09/20/35	2,865
1,703	Series 2005-82, Class PO, PO, 10/20/35	1,493
3,538	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	550
1,412	Series 2005-93, Class JO, PO, 03/20/31	1,397

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,349	Series 2006-16, Class OP, PO, 03/20/36	2,973
3,987	Series 2006-20, Class QA, 5.750%, 02/20/36	4,326
5,384	Series 2006-33, Class Z, 6.500%, 07/20/36	6,201
854	Series 2006-34, Class PO, PO, 07/20/36	751
1,049	Series 2006-38, Class SW, IF, IO, 6.237%, 06/20/36	137
5,623	Series 2006-38, Class ZK, 6.500%, 08/20/36	6,264
13,000	Series 2006-40, Class VB, 6.000%, 11/20/26	13,697
1,908	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,019
5,916	Series 2006-59, Class SD, IF, IO, 6.437%, 10/20/36	812
12,590	Series 2006-65, Class SA, IF, IO, 6.537%, 11/20/36	1,642
9,302	Series 2007-9, Class CI, IF, IO, 5.937%, 03/20/37	1,071
15,468	Series 2007-9, Class DI, IF, IO, 6.247%, 03/20/37	2,003
18,849	Series 2007-17, Class AF, VAR, 0.465%, 04/16/37	18,700
13,440	Series 2007-17, Class JI, IF, IO, 6.545%, 04/16/37	1,949
5,214	Series 2007-17, Class JO, PO, 04/16/37	4,631
6,879	Series 2007-19, Class SD, IF, IO, 5.937%, 04/20/37	810
4,109	Series 2007-25, Class FN, VAR, 0.565%, 05/16/37	4,071
16,524	Series 2007-26, Class SC, IF, IO, 5.937%, 05/20/37	1,929
36,020	Series 2007-26, Class SW, IF, IO, 5.937%, 05/20/37	4,221
11,040	Series 2007-27, Class SD, IF, IO, 5.937%, 05/20/37	1,302
1,251	Series 2007-28, Class BO, PO, 05/20/37	1,099
13,526	Series 2007-35, Class PO, PO, 06/16/37	11,945
1,200	Series 2007-35, Class TO, PO, 04/20/35	1,179
2,100	Series 2007-36, Class HO, PO, 06/16/37	1,880
9,002	Series 2007-36, Class SE, IF, IO, 6.205%, 06/16/37	1,141
12,343	Series 2007-36, Class SJ, IF, IO, 5.987%, 06/20/37	1,453
9,315	Series 2007-40, Class SD, IF, IO, 6.487%, 07/20/37	1,324
16,666	Series 2007-40, Class SN, IF, IO, 6.417%, 07/20/37	1,991
22,392	Series 2007-42, Class SC, IF, IO, 6.487%, 07/20/37	3,166

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
14,332	Series 2007-45, Class QA, IF, IO, 6.377%, 07/20/37	2,022
3,391	Series 2007-49, Class NO, PO, 12/20/35	3,275
4,969	Series 2007-50, Class AI, IF, IO, 6.512%, 08/20/37	667
8,598	Series 2007-53, Class ES, IF, IO, 6.287%, 09/20/37	1,260
3,495	Series 2007-53, Class SW, IF, 19.416%, 09/20/37	4,329
12,965	Series 2007-57, Class PO, PO, 03/20/37	11,427
12,941	Series 2007-57, Class QA, IF, IO, 6.237%, 10/20/37	1,664
13,205	Series 2007-67, Class SI, IF, IO, 6.247%, 11/20/37	1,695
6,000	Series 2007-70, Class TA, 5.750%, 08/20/36	6,431
10,470	Series 2007-71, Class SB, IF, IO, 6.437%, 07/20/36	1,307
11,312	Series 2007-72, Class US, IF, IO, 6.287%, 11/20/37	1,555
12,490	Series 2007-73, Class MI, IF, IO, 5.737%, 11/20/37	1,463
7,409	Series 2007-74, Class SL, IF, IO, 6.275%, 11/16/37	1,148
24,389	Series 2007-76, Class SB, IF, IO, 6.237%, 11/20/37	3,142
18,124	Series 2007-79, Class SY, IF, IO, 6.287%, 12/20/37	2,505
13,921	Series 2007-82, Class SA, IF, IO, 6.267%, 12/20/37	1,854
1,327	Series 2008-7, Class SK, IF, 19.161%, 11/20/37	1,628
1,842	Series 2008-7, Class SP, IF, 12.874%, 10/20/37	2,033
3,796	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	595
3,644	Series 2008-20, Class PO, PO, 09/20/37	3,268
1,866	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	225
8,165	Series 2008-25, Class SB, IF, IO, 6.637%, 03/20/38	1,084
4,036	Series 2008-29, Class PO, PO, 02/17/33	3,693
18,281	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	2,437
5,612	Series 2008-33, Class XS, IF, IO, 7.435%, 04/16/38	770
6,000	Series 2008-36, Class AY, 5.000%, 04/16/23	6,435
15,281	Series 2008-36, Class SH, IF, IO, 6.037%, 04/20/38	1,774

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
31,045	Series 2008-40, Class SA, IF, IO, 6.135%, 05/16/38	5,110
13,297	Series 2008-41, Class SA, IF, IO, 6.077%, 05/20/38	1,634
1,633	Series 2008-43, Class NA, 5.500%, 11/20/37	1,744
3,500	Series 2008-50, Class KB, 6.000%, 06/20/38	3,867
4,816	Series 2008-55, Class SA, IF, IO, 5.937%, 06/20/38	566
19,684	Series 2008-60, Class CS, IF, IO, 5.887%, 07/20/38	2,357
3,519	Series 2008-60, Class PO, PO, 01/20/38	3,267
1,804	Series 2008-64, Class ED, 6.500%, 04/20/28	1,974
10,798	Series 2008-69, Class QD, 5.750%, 07/20/38	11,754
7,677	Series 2008-71, Class SC, IF, IO, 5.737%, 08/20/38	903
19,692	Series 2008-76, Class US, IF, IO, 5.637%, 09/20/38	2,077
8,808	Series 2008-79, Class CS, IF, 6.537%, 06/20/35	8,528
36,769	Series 2008-81, Class S, IF, IO, 5.937%, 09/20/38	4,200
17,071	Series 2008-93, Class AS, IF, IO, 5.437%, 12/20/38	1,860
36,816	Series 2008-95, Class DS, IF, IO, 7.037%, 12/20/38	5,318
10,776	Series 2008-96, Class SL, IF, IO, 5.737%, 12/20/38	1,243
11,787	Series 2009-6, Class SA, IF, IO, 5.835%, 02/16/39	1,344
11,457	Series 2009-6, Class SH, IF, IO, 5.777%, 02/20/39	1,352
18,054	Series 2009-10, Class SA, IF, IO, 5.687%, 02/20/39	1,987
6,514	Series 2009-10, Class SL, IF, IO, 6.235%, 03/16/34	778
13,275	Series 2009-11, Class SC, IF, IO, 5.885%, 02/16/39	1,612
4,986	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	742
10,058	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	1,528
32,170	Series 2009-22, Class SA, IF, IO, 6.007%, 04/20/39	3,593
17,611	Series 2009-24, Class DS, IF, IO, 6.037%, 03/20/39	1,837
8,656	Series 2009-25, Class SE, IF, IO, 7.337%, 09/20/38	1,251

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
17,831	Series 2009-31, Class ST, IF, IO, 6.087%, 03/20/39	2,042
21,463	Series 2009-31, Class TS, IF, IO, 6.037%, 03/20/39	2,389
5,243	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	1,051
5,328	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	852
14,323	Series 2009-35, Class SN, IF, IO, 6.135%, 12/16/38	1,734
27,369	Series 2009-42, Class SC, IF, IO, 5.817%, 06/20/39	3,232
19,033	Series 2009-43, Class SA, IF, IO, 5.687%, 06/20/39	2,128
11,233	Series 2009-44, Class MV, 6.000%, 04/20/20	12,379
4,038	Series 2009-44, Class VA, 5.500%, 05/16/20	4,416
39,148	Series 2009-64, Class SN, IF, IO, 5.835%, 07/16/39	4,534
6,840	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	999
24,661	Series 2009-72, Class SM, IF, IO, 5.985%, 08/16/39	2,975
3,070	Series 2009-75, Class MN, 5.500%, 09/20/39	3,279
17,357	Series 2009-79, Class OK, PO, 11/16/37	15,207
36,487	Series 2009-81, Class SB, IF, IO, 5.827%, 09/20/39	3,991
16,791	Series 2009-83, Class TS, IF, IO, 5.837%, 08/20/39	1,793
4,754	Series 2009-89, Class VA, 5.000%, 07/20/20	5,078
62,291	Series 2009-102, Class SM, IF, IO, 6.135%, 06/16/39	7,567
3,924	Series 2009-104, Class AB, 7.000%, 08/16/39	4,437
24,094	Series 2009-106, Class AS, IF, IO, 6.135%, 11/16/39	3,152
89,500	Series 2009-106, Class ST, IF, IO, 5.737%, 02/20/38	9,498
6,433	Series 2009-121, Class VA, 5.500%, 11/20/20	7,061
8,160	Series 2010-14, Class AO, PO, 12/20/32	7,225
3,086	Series 2010-14, Class AO, PO, 11/20/35	2,721
4,500	Series 2010-14, Class CO, PO, 08/20/35	3,261
1,365	Series 2010-14, Class EO, PO, 06/16/33	1,320

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
41,891	Series 2010-14, Class QP, 6.000%, 12/20/39	45,324
5,695	Series 2010-41, Class WA, VAR, 5.863%, 10/20/33	6,246
3,629	Series 2010-103, Class WA, VAR, 5.768%, 08/20/34	3,965
4,641	Series 2010-129, Class AW, VAR, 6.153%, 04/20/37	5,333
33,233	Series 2010-130, Class CP, 7.000%, 10/16/40	37,103
22,380	Series 2010-157, Class OP, PO, 12/20/40	17,004
	NCUA Guaranteed Notes,
73,262	Series 2010-C1, Class APT, 2.650%, 10/29/20	71,245
33,199	Series 2010-R3, Class 1A, VAR, 0.823%, 12/08/20	33,355
11,107	Series 2010-R3, Class 3A, 2.400%, 12/08/20	10,861
	Vendee Mortgage Trust,
12,961	Series 1993-1, Class ZB, 7.250%, 02/15/23	14,753
2,531	Series 1994-1, Class 1, VAR, 5.627%, 02/15/24	2,710
9,063	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	10,041
3,593	Series 1996-1, Class 1Z, 6.750%, 02/15/26	4,047
1,681	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,893
4,978	Series 1997-1, Class 2Z, 7.500%, 02/15/27	5,722
3,427	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,937

		4,847,486

	Non-Agency CMO — 13.0%
7,000	AAM ACE Resecuritization Trust, Series 2011-1, Class A20, VAR, 0.478%, 02/02/37 (e)	6,589
266	ABN Amro Mortgage Corp., Series 2003-9, Class A2, 4.500%, 08/25/18	268
	American General Mortgage Loan Trust,
961	Series 2006-1, Class A2, VAR, 5.750%, 12/25/35 (e)	960
4,097	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	4,398
24,489	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	25,656
16,389	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	17,344
33,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	34,102
13,350	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	13,870

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
8,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.090%, 09/25/35	3,988
	ASG Resecuritization Trust,
8,362	Series 2009-1, Class A60, VAR, 5.348%, 06/26/37 (e)	8,466
23,982	Series 2009-2, Class A55, VAR, 5.423%, 05/24/36 (e)	24,568
45,047	Series 2009-3, Class A65, VAR, 5.374%, 03/26/37 (e)	45,748
25,901	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	26,290
6,279	Series 2009-5, Class A50, VAR, 5.588%, 02/28/37 (e)	6,357
11,905	Series 2010-1, Class A85, VAR, 0.661%, 02/27/36 (e)	11,369
19,741	Series 2010-2, Class A60, VAR, 5.134%, 01/28/37 (e)	19,741
22,238	Series 2010-3, Class 2A22, VAR, 0.440%, 10/28/36 (e)	21,904
13,215	Series 2010-4, Class 1A22, VAR, 0.410%, 07/28/36 (e) (f) (i)	12,753
6,045	Series 2010-4, Class 2A20, VAR, 0.392%, 11/28/36 (e)	5,924
14,839	Series 2011-1, Class 1A85, 4.000%, 09/28/35 (e)	14,839
	Banc of America Alternative Loan Trust,
434	Series 2003-1, Class APO, PO, 02/25/33	290
4,898	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	5,058
7,932	Series 2003-7, Class 2A4, 5.000%, 09/25/18	8,039
9,194	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	9,345
9,526	Series 2003-11, Class 1A1, 6.000%, 01/25/34	9,545
7,581	Series 2003-11, Class 2A1, 6.000%, 01/25/34	7,585
1,025	Series 2003-11, Class PO, PO, 01/25/34	723
2,679	Series 2004-1, Class 1A1, 6.000%, 02/25/34	2,827
2,897	Series 2004-1, Class 5A1, 5.500%, 02/25/19	2,938
559	Series 2004-6, Class 15PO, PO, 07/25/19	402
1,626	Series 2004-6, Class 3A2, 6.000%, 07/25/34	1,678
4,347	Series 2004-8, Class 3A1, 5.500%, 09/25/19	4,453

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,402	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	1,288
4,562	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	921
	Banc of America Funding Corp.,
1,457	Series 2004-1, Class PO, PO, 03/25/34	1,166
1,920	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	1,906
4,241	Series 2004-3, Class 1A7, 5.500%, 10/25/34	4,302
4,544	Series 2004-C, Class 1A1, VAR, 5.012%, 12/20/34	4,651
2,186	Series 2005-6, Class 2A7, 5.500%, 10/25/35	2,135
1,992	Series 2005-7, Class 30PO, PO, 11/25/35	1,153
924	Series 2005-8, Class 30PO, PO, 01/25/36	515
3,704	Series 2005-E, Class 4A1, VAR, 2.828%, 03/20/35	3,659
2,352	Series 2006-1, Class XPO, PO, 01/25/36	1,435
5,194	Series 2010-R4, Class 5A1, VAR, 0.411%, 07/26/36 (e)	5,036
17,496	Series 2010-R5, Class 5A6, VAR, 0.561%, 05/26/37 (e)	16,884
2,819	Series 2010-R7, Class A1, VAR, 0.441%, 06/25/46 (e) (f) (i)	2,766
19,358	Series 2010-R11A, Class 1A6, VAR, 5.460%, 08/26/35 (e)	19,978
	Banc of America Mortgage Securities, Inc.,
10,000	Series 2003-3, Class 1A7, 5.500%, 05/25/33	10,252
4,564	Series 2003-3, Class 2A1, VAR, 0.812%, 05/25/18	4,398
1,186	Series 2003-5, Class 3A1, 7.500%, 02/25/31	1,244
2,159	Series 2003-6, Class 2A1, VAR, 0.712%, 08/25/18	2,083
294	Series 2003-7, Class A2, 4.750%, 09/25/18	304
795	Series 2003-8, Class APO, PO, 11/25/33	580
1,628	Series 2003-C, Class 3A1, VAR, 2.966%, 04/25/33	1,665
5,007	Series 2003-E, Class 2A2, VAR, 2.883%, 06/25/33	4,816
488	Series 2004-1, Class APO, PO, 02/25/34	357
5,977	Series 2004-3, Class 15IO, IO, VAR, 0.235%, 04/25/19	30
446	Series 2004-3, Class 1A23, 4.500%, 04/25/34	446

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
16,500	Series 2004-3, Class 1A26, 5.500%, 04/25/34	16,948
303	Series 2004-4, Class APO, PO, 05/25/34	229
3,766	Series 2004-5, Class 2A2, 5.500%, 06/25/34	3,717
2,366	Series 2004-5, Class 4A1, 4.750%, 06/25/19	2,415
970	Series 2004-6, Class 2A7, 5.500%, 07/25/34	1,005
1,751	Series 2004-6, Class APO, PO, 07/25/34	1,259
114	Series 2004-8, Class 5PO, PO, 05/25/32	87
651	Series 2004-8, Class XPO, PO, 10/25/34	490
2,524	Series 2004-9, Class 3A1, 6.500%, 09/25/32	2,643
231	Series 2004-9, Class 3PO, PO, 09/25/32	174
3,017	Series 2004-J, Class 3A1, VAR, 5.095%, 11/25/34	2,854
6,916	Series 2005-1, Class 2A1, 5.000%, 02/25/20	7,043
	BCAP LLC Trust,
12,814	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	13,006
18,004	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	18,094
4,880	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	4,856
21,766	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	22,719
6,912	Series 2009-RR14, Class 3A2, VAR, 2.894%, 08/26/35 (e)	6,566
3,280	Series 2009-RR14, Class 4A1, VAR, 4.724%, 03/26/36 (e)	3,270
3,230	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	3,242
6,020	Series 2010-RR4, Class 2A1, VAR, 1.011%, 06/26/37 (e)	5,779
6,810	Series 2010-RR5, Class 1A4, VAR, 5.000%, 11/26/37 (e)	6,818
13,476	Series 2010-RR5, Class 2A5, VAR, 5.183%, 04/26/37 (e)	13,375
9,301	Series 2010-RR6, Class 22A3, VAR, 5.640%, 06/26/36 (e)	9,301
6,094	Series 2010-RR6, Class 5A1, VAR, 5.500%, 11/26/37 (e)	6,056
11,851	Series 2010-RR7, Class 15A1, VAR, 1.061%, 01/26/36 (e)	11,081
13,589	Series 2010-RR7, Class 16A1, VAR, 0.992%, 02/26/47 (e)	12,841

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
22,020	Series 2010-RR7, Class 1A5, VAR, 3.051%, 04/26/35 (e)	22,244
48,484	Series 2010-RR7, Class 2A1, VAR, 5.452%, 07/26/45 (e)	48,362
9,311	Series 2010-RR8, Class 3A3, VAR, 5.121%, 05/26/35 (e)	9,519
	Bear Stearns Adjustable Rate Mortgage Trust,
4,703	Series 2003-2, Class A5, VAR, 2.601%, 01/25/33 (e)	4,738
520	Series 2003-7, Class 3A, VAR, 2.798%, 10/25/33	513
7,860	Series 2004-2, Class 14A, VAR, 5.138%, 05/25/34	8,171
17,293	Series 2005-5, Class A1, VAR, 2.290%, 08/25/35	16,647
12,243	Series 2006-1, Class A1, VAR, 2.520%, 02/25/36	11,327
7,526	Bear Stearns Alt-A Trust, Series 2005-2, Class 1A1, VAR, 0.762%, 03/25/35	6,598
	Cendant Mortgage Corp.,
1,366	Series 2003-8, Class 1P, PO, 10/25/33	827
409	Series 2004-1, Class P, PO, 02/25/34	248
	Chase Mortgage Finance Corp.,
4,740	Series 2003-S10, Class A1, 4.750%, 11/25/18	4,871
1,438	Series 2003-S2, Class A1, 5.000%, 03/25/18	1,479
861	Series 2003-S6, Class A1, 5.000%, 06/25/18	885
2,888	Series 2003-S9, Class AP, PO, 10/25/18	2,427
6,780	Series 2007-A1, Class 2A1, VAR, 2.887%, 02/25/37	6,854
1,271	Series 2007-A1, Class 7A1, VAR, 2.930%, 02/25/37	1,272
3,776	Series 2007-A1, Class 9A1, VAR, 3.597%, 02/25/37	3,840
2,664	Series 2007-A2, Class 1A1, VAR, 2.884%, 07/25/37	2,621
	Citicorp Mortgage Securities, Inc.,
225	Series 1993-14, Class A3, VAR, 1.461%, 11/25/23	220
1,728	Series 2003-6, Class 1A2, 4.500%, 05/25/33	1,764
3,890	Series 2004-1, Class 3A1, 4.750%, 01/25/34	3,975
8,979	Series 2004-4, Class A4, 5.500%, 06/25/34	9,402
1,178	Series 2004-5, Class 2A5, 4.500%, 08/25/34	1,191
2,114	Series 2006-1, Class 2A1, 5.000%, 02/25/21	2,126

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
5,000	Series 2006-4, Class 1A2, 6.000%, 08/25/36	4,796
	Citigroup Mortgage Loan Trust, Inc.,
5,102	Series 2003-1, Class 2A5, 5.250%, 10/25/33	5,326
600	Series 2003-1, Class 2A6, PO, 10/25/33	388
656	Series 2003-1, Class PO2, PO, 10/25/33	461
532	Series 2003-1, Class PO3, PO, 09/25/33	379
64	Series 2003-1, Class WPO1, PO, 06/25/16	62
680	Series 2003-UP3, Class A3, 7.000%, 09/25/33	687
2,661	Series 2003-UST1, Class A1, 5.500%, 12/25/18	2,751
591	Series 2003-UST1, Class PO1, PO, 12/25/18	487
409	Series 2003-UST1, Class PO3, PO, 12/25/18	346
3,488	Series 2004-UST1, Class A6, VAR, 5.074%, 08/25/34	3,597
663	Series 2005-1, Class 2A1A, VAR, 2.751%, 04/25/35	451
5,215	Series 2005-2, Class 2A11, 5.500%, 05/25/35	5,215
1,910	Series 2005-5, Class 1A2, VAR, 2.714%, 08/25/35	1,264
28,551	Series 2008-AR4, Class 1A1A, VAR, 5.331%, 11/25/38	27,980
4,903	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	4,535
16,680	Series 2009-10, Class 1A1, VAR, 2.712%, 09/25/33 (e)	16,931
13,346	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	13,379
13,000	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	13,650
7,190	Series 2010-7, Class 10A1, VAR, 2.739%, 02/25/35 (e)	7,155
7,260	Series 2010-7, Class 4A1, VAR, 1.260%, 09/25/37 (e)	7,164
6,752	Series 2010-10, Class 2A1, VAR, 2.720%, 02/25/36 (e)	6,668
	Countrywide Alternative Loan Trust,
2,434	Series 2002-8, Class A4, 6.500%, 07/25/32	2,408
487	Series 2002-12, Class PO, PO, 11/25/32	338
3,825	Series 2002-18, Class M, 6.000%, 02/25/33	3,349
638	Series 2003-6T2, Class A6, 5.500%, 06/25/33	500
10,659	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	10,703

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,630	Series 2004-14T2, Class A5, 5.500%, 08/25/34	2,561
8,790	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	8,857
1,279	Series 2005-5R, Class A1, 5.250%, 12/25/18	1,301
10,302	Series 2005-1CB, Class 1A6, IF, IO, 6.838%, 03/25/35	1,312
19,729	Series 2005-20CB, Class 3A8, IF, IO, 4.489%, 07/25/35	2,180
22,729	Series 2005-22T1, Class A2, IF, IO, 4.808%, 06/25/35	2,379
399	Series 2005-26CB, Class A10, IF, 12.576%, 07/25/35	399
7,841	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	6,349
201	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	201
327	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	298
72,898	Series 2005-37T1, Class A2, IF, IO, 4.789%, 09/25/35	8,869
9,300	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	7,965
39,311	Series 2005-54CB, Class 1A2, IF, IO, 4.588%, 11/25/35	3,459
278	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	274
3,417	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	2,833
16,850	Series 2005-J1, Class 1A4, IF, IO, 4.839%, 02/25/35	1,730
8,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	3,360
1,500	Series 2007-21CB, Class 2A6, 6.000%, 09/25/37 (f) (i)	188
	Countrywide Home Loan Mortgage Pass-Through Trust,
499	Series 2002-18, Class PO, PO, 11/25/32	388
2,443	Series 2002-22, Class A20, 6.250%, 10/25/32	2,544
4,958	Series 2003-26, Class 1A6, 3.500%, 08/25/33	4,737
1,904	Series 2003-29, Class A1, 5.500%, 08/25/33	1,966
567	Series 2003-34, Class A11, 5.250%, 09/25/33	567
4,213	Series 2003-34, Class A6, 5.250%, 09/25/33	4,285

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
8,723	Series 2003-39, Class A6, 5.000%, 10/25/33	8,566
1,120	Series 2003-44, Class A9, PO, 10/25/33	883
8,772	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	8,905
285	Series 2003-J13, Class PO, PO, 01/25/34	174
2,299	Series 2003-J7, Class 4A3, IF, 9.435%, 08/25/18	2,175
8,580	Series 2004-5, Class 1A4, 5.500%, 06/25/34	8,960
402	Series 2004-7, Class 2A1, VAR, 2.392%, 06/25/34	377
9,205	Series 2004-8, Class 2A1, 4.500%, 06/25/19	9,391
737	Series 2004-HYB1, Class 2A, VAR, 2.889%, 05/20/34	668
2,896	Series 2004-HYB3, Class 2A, VAR, 2.649%, 06/20/34	2,468
1,919	Series 2004-HYB6, Class A3, VAR, 3.089%, 11/20/34	1,679
1,146	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	1,171
789	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	814
1,152	Series 2005-14, Class A2, 5.500%, 07/25/35	1,186
1,000	Series 2005-16, Class A23, 5.500%, 09/25/35	980
7,053	Series 2005-22, Class 2A1, VAR, 3.094%, 11/25/35	5,670
330	Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	237
	Credit Suisse Mortgage Capital Certificates,
12,795	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	12,923
9,794	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	9,855
7,500	Series 2010-16, Class A3, VAR, 4.250%, 06/25/50 (e)	6,900
11,297	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	11,466
7,840	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	8,153
31,293	Series 2010-11R, Class A1, VAR, 1.260%, 06/28/47 (e)	31,098
9,945	Series 2010-12R, Class 14A1, VAR, 4.500%, 09/26/46 (e)	10,007
7,703	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	7,798

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,699	Series 2010-14R, Class 1A1, VAR, 1.012%, 11/26/37 (e)	1,698
8,698	Series 2010-15R, Class 7A1, VAR, 5.340%, 10/26/37 (e)	8,807
3,010	Series 2010-15R, Class 7A2, VAR, 5.340%, 10/26/37 (e)	2,761
12,611	Series 2010-17R, Class 5A1, VAR, 3.500%, 07/26/36 (e)	12,484
49,600	Series 2011-1R, Class A1, VAR, 1.260%, 02/27/47 (e)	49,600
	CS First Boston Mortgage Securities Corp.,
81	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	83
2,190	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,904
3,538	Series 2003-23, Class 1P, PO, 10/25/33	2,122
3,289	Series 2003-23, Class 2A5, 5.000%, 10/25/18	3,384
685	Series 2003-25, Class 2A1, 4.500%, 10/25/18	697
6,579	Series 2003-27, Class 5A3, 5.250%, 11/25/33	6,442
3,184	Series 2003-27, Class 5A4, 5.250%, 11/25/33	3,229
1,517	Series 2003-AR15, Class 3A1, VAR, 2.811%, 06/25/33	1,503
4,242	Series 2004-4, Class 2A4, 5.500%, 09/25/34	4,496
4,853	Series 2004-5, Class 3A1, 5.250%, 08/25/19	5,029
195	Series 2004-5, Class 5P, PO, 08/25/19	164
6,178	Series 2004-8, Class 1A4, 5.500%, 12/25/34	6,483
3,500	Series 2004-8, Class 3A5, 5.500%, 12/25/34	3,558
1,677	Series 2005-4, Class 3A24, IF, 18.122%, 06/25/35	1,665
1,060	Series 2005-9, Class AP, PO, 10/25/35	665
7,992	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	1,022
558	Series 2005-10, Class AP, PO, 11/25/35	299
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
2,839	Series 2005-1, Class 2A1, VAR, 5.602%, 02/25/20	2,882
3,979	Series 2005-3, Class 1A1, VAR, 5.295%, 06/25/20	3,771

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Deutsche Mortgage Securities, Inc.,
282	Series 2004-1, Class 2APO, PO, 10/25/18	235
7,660	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	7,682
16,191	Series 2010-RS2, Class A1, VAR, 1.510%, 06/28/47 (e)	16,196
	First Boston Mortgage Securities Corp. 1987 STRIPS,
30	Series C, Class PO, PO, 04/25/17	29
53	Series C, Class IO, IO, 10.965%, 04/25/17	8
	First Horizon Alternative Mortgage Securities,
3,365	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	2,596
26,211	Series 2007-FA4, Class 1A2, IF, IO, 5.389%, 08/25/37	3,843
	First Horizon Asset Securities, Inc.,
330	Series 2003-7, Class 2A1, 4.500%, 09/25/18	340
3,716	Series 2003-8, Class 2A1, 4.500%, 09/25/18	3,822
3,155	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,929
2,590	Series 2004-AR2, Class 2A1, VAR, 2.880%, 05/25/34	2,506
2,239	Series 2004-AR7, Class 2A1, VAR, 2.742%, 02/25/35	2,216
798	Series 2004-AR7, Class 2A2, VAR, 2.742%, 02/25/35	736
7,062	Series 2005-AR1, Class 2A2, VAR, 2.801%, 04/25/35	6,940
	GMAC Mortgage Corp. Loan Trust,
14,940	Series 2003-AR1, Class A4, VAR, 3.403%, 10/19/33	15,046
9,540	Series 2003-AR2, Class 2A4, VAR, 3.318%, 12/19/33	9,615
1,382	Series 2003-J7, Class A10, 5.500%, 11/25/33	1,449
12,976	Series 2003-J7, Class A7, 5.000%, 11/25/33	12,824
814	Series 2003-J8, Class A, 5.250%, 12/25/33	823
829	Series 2004-J5, Class A2, VAR, 0.662%, 01/25/35	826
7,796	Series 2004-J5, Class A7, 6.500%, 01/25/35	8,088
4,831	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	4,901
1,731	Series 2005-AR3, Class 3A3, VAR, 3.225%, 06/19/35	1,689
5,000	Series 2005-AR3, Class 3A4, VAR, 3.225%, 06/19/35	4,051

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
11,017	Series 2010-1, Class A, 4.250%, 07/25/40 (e)	11,164
	GSMPS Mortgage Loan Trust,
1,405	Series 2004-4, Class 1AF, VAR, 0.662%, 06/25/34 (e)	1,202
2,590	Series 2005-RP2, Class 1AF, VAR, 0.611%, 03/25/35 (e)	2,225
	GSR Mortgage Loan Trust,
1,591	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,510
1,081	Series 2003-6F, Class A2, VAR, 0.662%, 09/25/32	1,014
5,775	Series 2004-9, Class 5A5, VAR, 3.827%, 08/25/34	5,743
3,476	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	3,681
475	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	488
974	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	957
172	Series 2004-15F, Class AP, PO, 12/25/34	114
4,119	Series 2005-5F, Class 2A3, 5.500%, 06/25/35	4,150
9,632	Series 2005-5F, Class 8A3, VAR, 0.762%, 06/25/35	8,821
9,181	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	8,423
542	Series 2005-AR6, Class 3A1, VAR, 2.763%, 09/25/35	496
4,000	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	3,634
11,334	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	10,248
322	Series 2006-2F, Class 2A15, 5.750%, 02/25/36	321
13,000	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	12,350
	Impac Secured Assets CMN Owner Trust,
2,494	Series 2003-2, Class A1, 5.500%, 08/25/33	2,557
117	Series 2004-3, Class 1A4, VAR, 1.061%, 11/25/34	113
20,172	Series 2006-2, Class 2A1, VAR, 0.611%, 08/25/36	18,715
33,139	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.279%, 08/25/35	290
	JP Morgan Mortgage Trust,
2,020	Series 2004-A3, Class 4A1, VAR, 4.290%, 07/25/34	2,038

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
4,259	Series 2004-A4, Class 1A1, VAR, 4.533%, 09/25/34	4,372
3,546	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	3,668
7,550	Series 2005-A1, Class 3A4, VAR, 5.012%, 02/25/35	7,410
4,414	Series 2005-A1, Class 5A1, VAR, 4.478%, 02/25/35	4,515
48,800	Series 2006-A2, Class 4A1, VAR, 2.927%, 08/25/34	48,604
3,104	Series 2006-A2, Class 5A3, VAR, 2.974%, 11/25/33	3,130
6,952	Series 2006-A3, Class 6A1, VAR, 2.994%, 08/25/34	6,587
4,320	Series 2007-A1, Class 5A1, VAR, 2.968%, 07/25/35	4,084
1,728	Series 2007-A1, Class 5A2, VAR, 2.968%, 07/25/35	1,670
	JP Morgan Reremic,
8,594	Series 2009-6, Class 4A1, VAR, 6.000%, 09/26/36 (e)	8,970
9,612	Series 2010-4, Class 7A1, VAR, 4.305%, 08/26/35 (e)	9,682
	Lehman Mortgage Trust,
2,931	Series 2006-2, Class 1A1, VAR, 6.448%, 04/25/36	2,916
2,129	Series 2007-6, Class 1A8, 6.000%, 07/25/37	1,759
10,000	Series 2008-2, Class 1A6, 6.000%, 03/25/38	7,600
	LVII Resecuritization Trust,
14,096	Series 2009-2, Class A3, VAR, 2.898%, 09/27/37 (e)	13,779
20,000	Series 2009-2, Class A4, VAR, 3.000%, 09/27/37 (e)	19,600
	MASTR Adjustable Rate Mortgages Trust,
1,839	Series 2004-3, Class 4A2, VAR, 2.287%, 04/25/34	1,679
3,989	Series 2004-13, Class 2A1, VAR, 2.826%, 04/21/34	3,899
15,791	Series 2004-13, Class 3A6, VAR, 2.899%, 11/21/34	15,889
778	Series 2004-15, Class 3A1, VAR, 3.278%, 12/25/34	660
	MASTR Alternative Loans Trust,
5,665	Series 2003-9, Class 2A1, 6.000%, 12/25/33	5,693
872	Series 2003-9, Class 8A1, 6.000%, 01/25/34	864

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,110	Series 2004-3, Class 2A1, 6.250%, 04/25/34	2,202
6,306	Series 2004-3, Class 3A1, 6.000%, 04/25/34	6,522
1,266	Series 2004-6, Class 30PO, PO, 07/25/34	868
691	Series 2004-6, Class 7A1, 6.000%, 07/25/34	706
1,085	Series 2004-7, Class 30PO, PO, 08/25/34	778
3,334	Series 2004-8, Class 6A1, 5.500%, 09/25/19	3,398
1,256	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,279
4,187	Series 2005-6, Class 3A1, 5.500%, 11/25/20	4,064
	MASTR Asset Securitization Trust,
938	Series 2003-2, Class 1A1, 5.000%, 03/25/18	957
594	Series 2003-2, Class 2A1, 4.500%, 03/25/18	601
1,888	Series 2003-2, Class 2A10, 4.500%, 03/25/18	1,911
524	Series 2003-8, Class 1A1, 5.500%, 09/25/33	542
1,113	Series 2003-9, Class 15PO, PO, 10/25/18	936
894	Series 2003-9, Class 2A7, 5.500%, 10/25/33	920
621	Series 2003-11, Class 3A1, 4.500%, 12/25/18	631
640	Series 2003-12, Class 30PO, PO, 12/25/33	383
1,744	Series 2003-12, Class 6A1, 5.000%, 12/25/33	1,772
399	Series 2004-1, Class 30PO, PO, 02/25/34	272
5,028	Series 2004-4, Class 1A6, 5.250%, 12/26/33	5,245
243	Series 2004-4, Class 3A1, 4.500%, 04/25/19	251
640	Series 2004-6, Class 15PO, PO, 05/25/19	519
2,524	Series 2004-8, Class 1A1, 4.750%, 08/25/19	2,585
475	Series 2004-8, Class PO, PO, 08/25/19	393
1,408	Series 2004-9, Class 5A1, 5.250%, 09/25/19	1,391
273	Series 2004-10, Class 5A1, VAR, 0.662%, 11/25/34	273
4,755	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	5,048
2,300	Series 2006-2, Class 1A30, 6.000%, 06/25/36	2,105

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — Continued
		MASTR Reperforming Loan Trust,
22,051		Series 2005-2, Class 1A1F, VAR, 0.611%, 05/25/35 (e)	18,269
2,491		Series 2006-2, Class 1A1, VAR, 5.476%, 05/25/36 (e)	2,216
7,432		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	5,053
433		Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 0.442%, 05/25/35	412
		Mellon Residential Funding Corp.,
10,071		Series 2000-TBC2, Class A1, VAR, 0.746%, 06/15/30	9,923
2,390		Series 2000-TBC3, Class A1, VAR, 0.706%, 12/15/30	2,277
5,771		Merrill Lynch Mortgage Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.484%, 06/25/37	5,280
		Merrill Lynch Mortgage Investors, Inc.,
2,681		Series 2003-A5, Class 2A6, VAR, 2.528%, 08/25/33	2,581
4,499		Series 2004-A4, Class A2, VAR, 2.786%, 08/25/34	4,532
8,111		Series 2005-A2, Class A1, VAR, 2.624%, 02/25/35	7,478
132		Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	147
7,136		Mid-State Trust, Series 2010-1, Class A, 3.500%, 12/15/45 (e)	6,957
		MLCC Mortgage Investors, Inc.,
3,182		Series 2003-E, Class A1, VAR, 0.571%, 10/25/28	2,997
4,988		Series 2004-C, Class A2, VAR, 0.765%, 07/25/29	4,783
		Morgan Stanley Mortgage Loan Trust,
10,615		Series 2004-3, Class 4A, VAR, 5.653%, 04/25/34	11,280
3,205		Series 2004-9, Class 4A, VAR, 5.423%, 11/25/19	3,271
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,180.500%, 04/20/21	28
2,526		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.581%, 02/25/35	1,961
		Nomura Asset Acceptance Corp.,
1,503		Series 2003-A1, Class A1, 5.500%, 05/25/33	1,548
487		Series 2003-A1, Class A2, 6.000%, 05/25/33	513
150		Series 2003-A1, Class A5, 7.000%, 04/25/33	158

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
66	Series 2003-A1, Class A7, 5.000%, 04/25/18	68
1,519	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,538
	Paine Webber CMO Trust,
7	Series H, Class 4, 8.750%, 04/01/18	8
27	Series P, Class 4, 8.500%, 08/01/19	31
4,917	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	5,184
	RBSSP Resecuritization Trust,
8,105	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	8,543
6,565	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	6,630
7,820	Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	8,094
7,494	Series 2009-11, Class 1A1, 5.528%, 06/26/34 (e)	7,592
8,365	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	8,619
22,602	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	23,821
8,604	Series 2009-12, Class 3A1, VAR, 0.501%, 12/25/35 (e)	8,331
4,441	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	4,496
2,942	Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	2,991
7,865	Series 2010-4, Class 12A1, 4.500%, 03/26/21 (e)	7,905
4,807	Series 2010-4, Class 2A1, SUB, 5.749%, 11/26/35 (e)	4,964
10,900	Series 2010-9, Class 1A1, VAR, 0.446%, 07/26/37 (e) (f) (i)	9,817
11,016	Series 2010-9, Class 3A1, VAR, 5.000%, 10/26/34 (e)	11,236
26,500	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	26,301
4,733	Series 2010-12, Class 8A1, 4.000%, 06/27/21 (e)	4,792
	Residential Accredit Loans, Inc.,
2,061	Series 2001-QS19, Class A2, 6.000%, 12/25/16	2,107
913	Series 2002-QS16, Class A3, IF, 16.076%, 10/25/17	994
3,708	Series 2002-QS8, Class A5, 6.250%, 06/25/17	3,769
3,031	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	2,986

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,798	Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,729
884	Series 2003-QS1, Class A6, 4.250%, 01/25/33	875
2,461	Series 2003-QS12, Class A2A, IF, IO, 7.338%, 06/25/18	338
749	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	80
5,969	Series 2003-QS14, Class A1, 5.000%, 07/25/18	6,071
7,546	Series 2003-QS15, Class A7, 5.500%, 08/25/33	7,416
1,789	Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,846
13,365	Series 2003-QS19, Class A1, 5.750%, 10/25/33	13,966
1,640	Series 2003-QS3, Class A2, IF, 15.925%, 02/25/18	1,768
1,682	Series 2003-QS3, Class A8, IF, IO, 7.338%, 02/25/18	197
4,564	Series 2003-QS9, Class A3, IF, IO, 7.288%, 05/25/18	652
11,045	Series 2004-QS7, Class A4, 5.500%, 05/25/34	9,647
873	Series 2004-QS8, Class A2, 5.000%, 06/25/34	874
3,000	Series 2005-QA6, Class A32, VAR, 5.501%, 05/25/35	2,161
562	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	394
	Residential Asset Securitization Trust,
1,874	Series 2003-A13, Class A3, 5.500%, 01/25/34	1,604
196	Series 2003-A14, Class A1, 4.750%, 02/25/19	203
3,811	Series 2003-A8, Class A5, 4.250%, 10/25/18	3,613
22,209	Series 2005-A2, Class A4, IF, IO, 4.789%, 03/25/35	2,673
2,932	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,900
	Residential Funding Mortgage Securities I,
1,680	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,715
759	Series 2003-S14, Class A4, PO, 07/25/18	726
2,059	Series 2003-S16, Class A3, 5.000%, 09/25/18	2,113
2,930	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	2,998

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
352	Series 2004-S6, Class 2A6, PO, 06/25/34	292
2,439	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	2,509
2,177	Series 2005-SA4, Class 1A1, VAR, 3.236%, 09/25/35	1,676
126	Residential Funding Securities LLC, Series 2003-RM2, Class AP-3, PO, 05/25/33	90
	Salomon Brothers Mortgage Securities VII, Inc.,
9,493	Series 2003-HYB1, Class A, VAR, 3.199%, 09/25/33	9,672
349	Series 2003-UP2, Class PO1, PO, 12/25/18	257
	Sequoia Mortgage Trust,
3,153	Series 2004-8, Class A1, VAR, 0.612%, 09/20/34	2,925
4,920	Series 2004-8, Class A2, VAR, 0.830%, 09/20/34	4,515
1,482	Series 2004-10, Class A1A, VAR, 0.572%, 11/20/34	1,398
5,945	Series 2004-12, Class A3, VAR, 0.780%, 01/20/35	5,160
	Station Place Securitization Trust,
50,000	Series 2010-1, Class A, VAR, 1.263%, 12/20/42	50,000
5,250	Series 2010-1, Class M1, VAR, 2.013%, 12/20/42	5,250
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.934%, 06/25/34	4,095
	Structured Asset Securities Corp.,
1,248	Series 2002-17, Class B1, VAR, 6.095%, 09/25/32	1,235
130	Series 2002-10H, Class 1AP, PO, 05/25/32	96
1,162	Series 2003-8, Class 1A2, 5.000%, 04/25/18	1,198
7,422	Series 2003-16, Class A3, VAR, 0.762%, 06/25/33	7,156
610	Series 2003-21, Class 1A3, 5.500%, 07/25/33	625
6,156	Series 2003-29, Class 1A1, 4.750%, 09/25/18	6,295
1,375	Series 2003-30, Class 1A1, 5.500%, 10/25/33	1,437
2,299	Series 2003-30, Class 3A2, VAR, 0.762%, 10/25/33	2,237
1,236	Series 2003-32, Class 1A1, VAR, 5.190%, 11/25/33	1,266

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,412	Series 2003-31A, Class B1, VAR, 2.721%, 10/25/33	586
8,808	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	8,965
9,921	Series 2003-37A, Class 2A, VAR, 5.012%, 12/25/33	10,270
3,962	Series 2004-20, Class 1A3, 5.250%, 11/25/34	4,002
17,500	Series 2004-5H, Class A4, 5.540%, 12/25/33	17,432
5,792	Series 2004-4XS, Class 1A5, SUB, 5.490%, 02/25/34	5,850
3,361	Series 2005-6, Class 4A1, 5.000%, 05/25/35	3,307
2,082	Series 2005-RF3, Class 1A, VAR, 0.611%, 06/25/35 (e)	1,694
2,904	Thornburg Mortgage Securities Trust, Series 2003-4, Class A1, VAR, 0.581%, 09/25/43	2,702
	WaMu Mortgage Pass-Through Certificates,
4,667	Series 2003-AR7, Class A7, VAR, 2.674%, 08/25/33	4,670
24,144	Series 2003-AR9, Class 1A6, VAR, 2.712%, 09/25/33	23,952
4,357	Series 2003-AR9, Class 2A, VAR, 2.780%, 09/25/33	4,413
6,000	Series 2003-S1, Class A5, 5.500%, 04/25/33	6,191
1,121	Series 2003-S10, Class A2, 5.000%, 10/25/18	1,169
545	Series 2003-S10, Class A6, PO, 10/25/18	540
6,920	Series 2003-S11, Class 2A5, IF, 16.331%, 11/25/33	7,269
2,714	Series 2003-S13, Class 23A1, VAR, 0.812%, 12/25/18	2,617
1,843	Series 2003-S4, Class 2A10, VAR, 16.743%, 06/25/33	2,072
4,261	Series 2003-S8, Class A4, 4.500%, 09/25/18	4,303
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	1,983
1,621	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,670
20,646	Series 2003-S9, Class A8, 5.250%, 10/25/33	20,667
692	Series 2003-S9, Class P, PO, 10/25/33	494
5,990	Series 2004-AR3, Class A1, VAR, 2.703%, 06/25/34	5,896
7,697	Series 2004-AR3, Class A2, VAR, 2.703%, 06/25/34	7,577
3,179	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	3,345
3,421	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	3,585

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,406	Series 2004-RS2, Class A4, 5.000%, 11/25/33	1,461
1,403	Series 2004-S1, Class 1A3, VAR, 0.662%, 03/25/34	1,408
9,848	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	9,842
5,595	Series 2004-S3, Class 1A5, 5.000%, 07/25/34	5,792
664	Series 2006-AR10, Class 2P, VAR, 0.000% 09/25/36	385
2,000	Series 2006-AR8, Class 1A2, VAR, 5.659%, 08/25/46	1,370
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
6,519	Series 2005-1, Class 1A1, 5.500%, 03/25/35	6,160
452	Series 2005-1, Class CP, PO, 03/25/35	290
25,173	Series 2005-2, Class 1A4, IF, IO, 4.789%, 04/25/35	2,062
6,948	Series 2005-2, Class 2A3, IF, IO, 4.739%, 04/25/35	927
7,673	Series 2005-4, Class CB7, 5.500%, 06/25/35	6,723
8,390	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	1,364
2,139	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,891
905	Series 2006-1, Class 3A2, 5.750%, 02/25/36	784
	Washington Mutual MSC Mortgage Pass-Through Certificates,
93	Series 2002-MS12, Class A, 6.500%, 05/25/32	97
1,148	Series 2003-MS5, Class 1A4, VAR, 0.762%, 03/25/18	1,133
133	Series 2003-MS7, Class P, PO, 03/25/33	104
	Wells Fargo Alternative Loan Trust,
450	Series 2003-1, Class APO, PO, 09/25/33	345
1,280	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	1,038
	Wells Fargo Mortgage-Backed Securities Trust,
961	Series 2003-8, Class A9, 4.500%, 08/25/18	993
2,565	Series 2003-11, Class 1A4, 4.750%, 10/25/18	2,565
821	Series 2003-11, Class 1APO, PO, 10/25/18	689
2,746	Series 2003-13, Class A7, 4.500%, 11/25/18	2,789
14,675	Series 2003-15, Class 1A1, 4.750%, 12/25/18	15,108

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
343	Series 2003-15, Class APO, PO, 12/25/18	282
946	Series 2003-16, Class 2A1, 4.500%, 12/25/18	968
1,366	Series 2003-J, Class 2A5, VAR, 4.426%, 10/25/33	1,394
16,719	Series 2003-K, Class 1A1, VAR, 4.464%, 11/25/33	16,847
641	Series 2003-K, Class 1A2, VAR, 4.464%, 11/25/33	659
2,240	Series 2003-L, Class 2A1, VAR, 4.517%, 11/25/33	2,276
2,435	Series 2004-4, Class A9, 5.500%, 05/25/34	2,561
1,212	Series 2004-7, Class 2A1, 4.500%, 07/25/19	1,230
1,423	Series 2004-7, Class 2A2, 5.000%, 07/25/19	1,489
1,704	Series 2004-8, Class APO, PO, 08/25/19	1,396
5,110	Series 2004-B, Class A1, VAR, 4.930%, 02/25/34	5,311
3,595	Series 2004-BB, Class A4, VAR, 2.746%, 01/25/35	3,611
4,089	Series 2004-E, Class A8, VAR, 4.866%, 05/25/34	4,132
8,950	Series 2004-EE, Class 2A1, VAR, 2.853%, 12/25/34	8,758
6,088	Series 2004-EE, Class 2A2, VAR, 2.853%, 12/25/34	6,196
8,583	Series 2004-EE, Class 3A1, VAR, 2.952%, 12/25/34	8,573
2,802	Series 2004-EE, Class 3A2, VAR, 2.952%, 12/25/34	2,852
10,510	Series 2004-I, Class 1A1, VAR, 2.892%, 07/25/34	10,972
10,127	Series 2004-P, Class 2A1, VAR, 2.910%, 09/25/34	10,260
6,098	Series 2004-V, Class 1A1, VAR, 2.862%, 10/25/34	6,075
7,822	Series 2004-V, Class 1A2, VAR, 2.862%, 10/25/34	7,882
6,905	Series 2005-1, Class 2A1, 5.000%, 01/25/20	7,114
6,183	Series 2005-13, Class A1, 5.000%, 11/25/20	6,459
3,235	Series 2005-14, Class 1A1, 5.500%, 12/25/35	3,404
1,206	Series 2005-14, Class 2APO, PO, 12/25/35	660
5,403	Series 2005-AR8, Class 2A1, VAR, 2.849%, 06/25/35	5,376

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,550	Series 2007-7, Class A7, 6.000%, 06/25/37	1,475
11,000	Series 2007-9, Class 1A8, 5.500%, 07/25/37	11,079
9,374	Series 2007-11, Class A14, 6.000%, 08/25/37	8,940

		2,518,622

	Total Collateralized Mortgage Obligations (Cost $7,050,919)	7,366,108

Commercial Mortgage-Backed Securities — 1.9%
	Banc of America Commercial Mortgage, Inc.,
5,000	Series 2005-1, Class AJ, VAR, 5.157%, 11/10/42	5,290
5,000	Series 2005-3, Class A4, 4.668%, 07/10/43	5,247
10,625	Series 2005-3, Class AM, 4.727%, 07/10/43	10,980
2,500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	2,686
9,426	Series 2005-6, Class ASB, VAR, 5.195%, 09/10/47	9,977
2,855	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	3,065
7,000	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	7,650
11,500	Series 2006-4, Class A4, 5.634%, 07/10/46	12,486
2,500	Series 2006-5, Class A4, 5.414%, 09/10/47	2,669
9,500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.620%, 06/24/50 (e)	10,255
33,000	BCRR Trust, Series 2010-LEAF, Class 35A, 4.230%, 11/22/33 (e)	33,444
	Bear Stearns Commercial Mortgage Securities,
3,696	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	3,848
8,560	Series 2006-PW11, Class A4, VAR, 5.452%, 03/11/39	9,337
1,072	Series 2006-PW14, Class A1, 5.044%, 12/11/38	1,084
283,940	Series 2006-PW14, Class X1, IO, VAR, 0.219%, 12/11/38 (e)	4,786
2,700	Series 2006-T24, Class A4, 5.537%, 10/12/41	2,923
	Citigroup Commercial Mortgage Trust,
7,200	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	7,546
789	Series 2006-C4, Class A1, VAR, 5.727%, 03/15/49	790
4,700	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	5,062

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

6,300	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	6,728
2,150	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, VAR, 5.659%, 03/15/39	2,330
1,700	CS First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	1,767
16,232	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	16,527
38,412	FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	38,402
	GMAC Commercial Mortgage Securities, Inc.,
395	Series 2003-C1, Class A1, 3.337%, 05/10/36	400
14,000	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	14,900
3,500	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	3,659
	GS Mortgage Securities Corp. II,
7,300	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	7,879
194,958	Series 2006-GG8, Class X, IO, VAR, 0.652%, 11/10/39 (e)	4,386
5,500	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	5,654
	JP Morgan Chase Commercial Mortgage Securities Corp.,
473,564	Series 2006-CB15, Class X1, IO, VAR, 0.086%, 06/12/43	3,389
1,600	Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,721
	LB-UBS Commercial Mortgage Trust,
5,000	Series 2006-C1, Class A4, 5.156%, 02/15/31	5,371
1,470	Series 2006-C4, Class A4, VAR, 5.883%, 06/15/38	1,620
218,334	Series 2007-C2, Class XW, IO, VAR, 0.558%, 02/15/40	4,936
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,698
3,325	Series 2005-LC1, Class AJ, VAR, 5.331%, 01/12/44	3,367
5,988	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	6,257
2,200	Series 2006-C1, Class A4, VAR, 5.659%, 05/12/39	2,412

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — Continued
4,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.431%, 02/12/39	5,358
12,855	Morgan Stanley, 3.000%, 07/17/56	12,891
	Morgan Stanley Capital I,
2,899	Series 2004-RR, Class F4, VAR, 6.000%, 04/28/39 (e)	2,906
179	Series 2006-T23, Class A1, 5.682%, 08/12/41	180
128,911	Series 2007-HQ13, Class X1, IO, VAR, 0.466%, 12/15/44 (e)	2,640
24	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.980%, 01/15/39	25
26,000	Morgan Stanley Reremic Trust, Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	27,631
2,000	Multi Security Asset Trust, Series 2005-RR4A, Class A3, 5.000%, 11/28/35 (e)	2,023
27,950	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.047%, 08/15/39	30,398
8,143	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	8,165

	Total Commercial Mortgage-Backed Securities (Cost $341,299)	365,745

Corporate Bonds — 13.5%
	Consumer Discretionary — 0.9%
	Auto Components — 0.0% (g)
3,335	Johnson Controls, Inc., 4.250%, 03/01/21	3,321

	Automobiles — 0.0% (g)
3,600	Daimler Finance North America LLC, 7.300%, 01/15/12	3,801

	Broadcasting & Cable TV — 0.1%
	DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5,600	4.600%, 02/15/21	5,480
12,465	6.000%, 08/15/40	12,195

		17,675

	Hotels, Restaurants & Leisure — 0.0% (g)
2,025	McDonald’s Corp., 4.300%, 03/01/13	2,147

	Household Durables — 0.0% (g)
3,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	2,975

	Media — 0.7%
	CBS Corp.,
750	5.500%, 05/15/33	683

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
1,426	5.750%, 04/15/20	1,516
5,025	7.875%, 07/30/30	5,860
1,500	8.875%, 05/15/19	1,892
	Comcast Cable Communications Holdings, Inc.,
6,417	8.375%, 03/15/13	7,278
5,250	9.455%, 11/15/22	7,159
	Comcast Cable Communications LLC,
2,200	7.125%, 06/15/13	2,464
1,000	8.875%, 05/01/17	1,246
	Comcast Cable Holdings LLC,
7,039	9.800%, 02/01/12	7,600
1,800	10.125%, 04/15/22	2,478
	Comcast Corp.,
2,574	5.500%, 03/15/11	2,579
1,300	5.900%, 03/15/16	1,445
1,000	6.500%, 01/15/17	1,142
4,600	6.500%, 11/15/35	4,851
	Cox Communications, Inc.,
2,600	5.450%, 12/15/14	2,871
1,300	8.375%, 03/01/39 (e)	1,663
2,650	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	2,955
3,365	Historic TW, Inc., 9.150%, 02/01/23	4,381
5,102	NBC Universal, Inc., 5.950%, 04/01/41 (e)	5,024
	News America Holdings, Inc.,
1,100	8.000%, 10/17/16	1,343
1,050	8.875%, 04/26/23	1,352
	News America, Inc.,
2,500	6.200%, 12/15/34	2,578
1,500	6.900%, 08/15/39	1,678
1,965	7.250%, 05/18/18	2,350
4,400	7.300%, 04/30/28	4,891
3,000	7.625%, 11/30/28	3,455
	TCI Communications, Inc.,
1,337	7.125%, 02/15/28	1,500
426	8.750%, 08/01/15	520
	Thomson Reuters Corp., (Canada),
2,150	4.700%, 10/15/19	2,260
1,125	5.950%, 07/15/13	1,244
	Time Warner Cable, Inc.,
1,700	5.850%, 05/01/17	1,872
4,600	5.875%, 11/15/40	4,368
4,550	6.750%, 07/01/18	5,224
2,000	6.750%, 06/15/39	2,129
2,450	7.300%, 07/01/38	2,760
1,590	8.250%, 02/14/14	1,860

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
2,150	8.250%, 04/01/19	2,647
1,785	8.750%, 02/14/19	2,253
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	2,539
6,500	8.375%, 07/15/33	8,069
2,165	10.150%, 05/01/12	2,380
	Time Warner, Inc.,
3,125	6.200%, 03/15/40	3,184
3,825	7.625%, 04/15/31	4,520
1,255	7.700%, 05/01/32	1,497
3,190	Viacom, Inc., 6.250%, 04/30/16	3,660

		137,220

	Multiline Retail — 0.0% (g)
1,000	Kohl’s Corp., 6.250%, 12/15/17	1,149
	Target Corp.,
2,100	6.000%, 01/15/18	2,414
1,900	7.000%, 01/15/38	2,304

		5,867

	Specialty Retail — 0.1%
4,600	Home Depot, Inc., 5.400%, 03/01/16	5,120
3,500	Lowe’s Cos., Inc., 7.110%, 05/15/37	4,156
1,775	Staples, Inc., 9.750%, 01/15/14	2,144

		11,420

	Total Consumer Discretionary	184,426

	Consumer Staples — 0.5%
	Beverages — 0.2%
	Anheuser-Busch Cos., Inc.,
1,000	5.500%, 01/15/18	1,101
1,100	5.750%, 04/01/36	1,131
	Anheuser-Busch InBev Worldwide, Inc.,
800	7.200%, 01/15/14 (e)	916
7,050	7.750%, 01/15/19 (e)	8,740
	Coca-Cola Co. (The),
1,550	3.625%, 03/15/14	1,645
1,550	4.875%, 03/15/19	1,680
1,650	Coca-Cola Refreshments USA, Inc., 8.500%, 02/01/12	1,769
2,780	Diageo Capital plc, (United Kingdom), 4.828%, 07/15/20	2,904
	Diageo Finance B.V., (Netherlands),
2,150	5.300%, 10/28/15	2,389
3,600	5.500%, 04/01/13	3,907

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
3,975	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	4,224
231	PepsiCo, Inc., 7.900%, 11/01/18	293
	SABMiller plc, (United Kingdom),
1,900	5.500%, 08/15/13 (e)	2,078
850	6.500%, 07/01/16 (e)	977

		33,754

	Food & Staples Retailing — 0.0% (g)
2,000	CVS Caremark Corp., 6.125%, 09/15/39	2,076
	Kroger Co. (The),
924	5.400%, 07/15/40	875
2,225	7.500%, 01/15/14	2,549
	Wal-Mart Stores, Inc.,
1,820	4.550%, 05/01/13	1,955
1,200	5.250%, 09/01/35	1,192
1,050	6.200%, 04/15/38	1,169
700	7.550%, 02/15/30	894

		10,710

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
2,125	5.875%, 05/15/13	2,264
4,760	8.500%, 06/15/19	5,654
605	Bunge N.A. Finance LP, 5.900%, 04/01/17	624
	Cargill, Inc.,
1,650	5.200%, 01/22/13 (e)	1,769
1,550	6.000%, 11/27/17 (e)	1,742
900	6.375%, 06/01/12 (e)	956
2,850	7.350%, 03/06/19 (e)	3,442
1,270	General Mills, Inc., 6.000%, 02/15/12	1,335
	Kellogg Co.,
1,500	4.250%, 03/06/13	1,588
2,600	5.125%, 12/03/12	2,778
	Kraft Foods, Inc.,
5,888	5.375%, 02/10/20	6,263
4,250	6.125%, 02/01/18	4,776
2,000	6.125%, 08/23/18	2,248
8,705	6.500%, 08/11/17	10,000
1,000	6.750%, 02/19/14	1,135
1,600	6.875%, 02/01/38	1,795
2,700	6.875%, 01/26/39	3,030
1,200	7.000%, 08/11/37	1,363

		52,762

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Household Products — 0.0% (g)
500	Kimberly-Clark Corp., 7.500%, 11/01/18	625
2,262	Procter & Gamble - ESOP, 9.360%, 01/01/21	2,882
1,000	Procter & Gamble Co., 5.500%, 02/01/34	1,066

		4,573

	Total Consumer Staples	101,799

	Energy — 0.8%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
750	6.150%, 09/15/19	860
5,050	7.450%, 09/15/39	6,399
6,750	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	7,431

		14,690

	Oil, Gas & Consumable Fuels — 0.7%
2,655	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	3,162
	Anadarko Petroleum Corp.,
405	5.750%, 06/15/14	445
8,500	7.625%, 03/15/14	9,732
1,100	8.700%, 03/15/19	1,359
	BP Capital Markets plc, (United Kingdom),
1,380	3.125%, 03/10/12	1,411
5,500	3.875%, 03/10/15	5,762
9,100	5.250%, 11/07/13	9,880
	Canadian Natural Resources Ltd., (Canada),
400	5.900%, 02/01/18	453
2,000	6.750%, 02/01/39	2,291
5,100	Chevron Corp., 4.950%, 03/03/19	5,691
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,280
	ConocoPhillips,
1,500	5.200%, 05/15/18	1,652
2,000	5.750%, 02/01/19	2,267
1,450	6.000%, 01/15/20	1,664
1,450	6.500%, 02/01/39	1,683
900	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	932
2,750	EnCana Corp., (Canada), 6.500%, 05/15/19	3,230
5,400	ENI S.p.A., (Italy), 5.700%, 10/01/40 (e)	5,036
	EOG Resources, Inc.,
5,300	4.100%, 02/01/21	5,126
1,800	6.875%, 10/01/18	2,127
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,272

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
1,230	Kerr-McGee Corp., 6.950%, 07/01/24	1,380
	Marathon Oil Corp.,
2,819	5.900%, 03/15/18	3,195
2,800	6.000%, 10/01/17	3,196
1,150	PC Financial Partnership, 5.000%, 11/15/14	1,250
	Petro-Canada, (Canada),
2,549	6.050%, 05/15/18	2,893
3,200	6.800%, 05/15/38	3,592
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	2,135
	Shell International Finance B.V., (Netherlands),
2,330	1.875%, 03/25/13	2,377
994	3.100%, 06/28/15	1,021
2,330	4.000%, 03/21/14	2,493
3,000	4.300%, 09/22/19	3,101
8,580	4.375%, 03/25/20	8,899
6,000	6.375%, 12/15/38	6,846
2,950	Statoil ASA, (Norway), 3.125%, 08/17/17	2,933
	Suncor Energy, Inc., (Canada),
1,900	6.100%, 06/01/18	2,162
900	6.850%, 06/01/39	1,022
475	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	582
	Tosco Corp.,
300	7.800%, 01/01/27	373
3,500	8.125%, 02/15/30	4,499
	Total Capital S.A., (France),
10,000	2.300%, 03/15/16	9,727
2,218	4.125%, 01/28/21	2,201
2,800	XTO Energy, Inc., 5.750%, 12/15/13	3,150

		135,482

	Total Energy	150,172

	Financials — 8.0%
	Capital Markets — 1.8%
	Bank of New York Mellon Corp. (The),
8,000	2.950%, 06/18/15	8,161
2,500	3.100%, 01/15/15	2,572
3,750	4.600%, 01/15/20	3,910
1,000	5.125%, 08/27/13	1,093
	BlackRock, Inc.,
3,245	3.500%, 12/10/14	3,406
9,294	5.000%, 12/10/19	9,777

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
10,200	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	10,022
1,600	Charles Schwab Corp. (The), 4.950%, 06/01/14	1,745
	Credit Suisse USA, Inc.,
1,200	4.875%, 01/15/15	1,299
1,803	5.125%, 01/15/14	1,958
15,099	6.125%, 11/15/11	15,687
2,500	FMR LLC, 6.450%, 11/15/39 (e)	2,468
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	2,052
1,000	Goldman Sachs Group LP, 8.000%, 03/01/13 (e)	1,108
	Goldman Sachs Group, Inc. (The),
7,300	3.700%, 08/01/15	7,401
2,694	4.750%, 07/15/13	2,868
3,185	5.150%, 01/15/14	3,440
3,810	5.250%, 10/15/13	4,128
4,201	5.375%, 03/15/20	4,316
10	5.700%, 09/01/12	11
12,900	5.950%, 01/18/18	14,005
1,875	6.000%, 06/15/20	2,010
650	6.150%, 04/01/18	712
7,470	6.250%, 09/01/17	8,295
9,056	6.600%, 01/15/12	9,518
1,600	6.750%, 10/01/37	1,640
24,430	7.500%, 02/15/19	28,796
	Jefferies Group, Inc.,
3,075	3.875%, 11/09/15	3,060
2,750	5.500%, 03/15/16	2,882
5,600	6.450%, 06/08/27	5,605
6,925	8.500%, 07/15/19	8,195
	Lehman Brothers Holdings, Inc.,
151	3.950%, 11/10/09 (d)	38
3,480	4.800%, 03/13/14 (d)	883
800	5.750%, 05/17/13 (d)	203
3,000	6.000%, 07/19/12 (d)	761
3,962	6.625%, 01/18/12 (d)	1,006
450	6.750%, 12/28/17 (d)	—	(h)
219	7.875%, 11/01/09 (d)	56
	Macquarie Group Ltd., (Australia),
10,015	6.250%, 01/14/21 (e)	10,240
6,992	7.300%, 08/01/14 (e)	7,800
	Merrill Lynch & Co., Inc.,
700	5.000%, 01/15/15	745
3,723	5.450%, 07/15/14	4,010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
1,000	5.700%, 05/02/17	1,040
6,929	6.150%, 04/25/13	7,486
17,586	6.400%, 08/28/17	19,324
6,348	6.875%, 04/25/18	7,141
	Morgan Stanley,
6,626	4.000%, 07/24/15	6,784
4,263	4.200%, 11/20/14	4,426
2,711	4.750%, 04/01/14	2,834
9,078	5.300%, 03/01/13	9,679
5,200	5.450%, 01/09/17	5,483
7,503	5.500%, 07/24/20	7,581
8,050	5.625%, 09/23/19	8,269
1,300	5.750%, 08/31/12	1,384
5,800	6.000%, 05/13/14	6,346
3,294	6.000%, 04/28/15	3,607
1,070	6.250%, 08/28/17	1,169
4,425	6.625%, 04/01/18	4,892
10,300	6.750%, 04/15/11	10,377
2,000	7.300%, 05/13/19	2,279
	Nomura Holdings, Inc., (Japan),
10,600	4.125%, 01/19/16	10,553
2,828	5.000%, 03/04/15	2,954
6,114	6.700%, 03/04/20	6,587
887	Northern Trust Corp., 5.500%, 08/15/13	977
1,250	State Street Corp., 4.300%, 05/30/14	1,349
	UBS AG, (Switzerland),
2,927	2.250%, 08/12/13	2,959
13,050	3.875%, 01/15/15	13,399
2,000	4.875%, 08/04/20	2,019
2,400	5.750%, 04/25/18	2,608
1,025	5.875%, 12/20/17	1,122

		352,510

	Commercial Banks — 2.4%
2,930	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	2,974
	Australia & New Zealand Banking Group Ltd., (Australia),
6,200	3.250%, 03/01/16 (e)	6,175
2,867	4.875%, 01/12/21 (e)	2,916
	Bank of Nova Scotia, (Canada),
8,206	1.650%, 10/29/15 (e)	7,843
3,630	2.375%, 12/17/13	3,707
3,441	3.400%, 01/22/15	3,561

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
4,367	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	4,545
	Barclays Bank plc, (United Kingdom),
3,800	2.375%, 01/13/14	3,819
9,400	2.500%, 01/23/13	9,558
8,375	2.500%, 09/21/15 (e)	8,214
3,858	3.900%, 04/07/15	3,982
1,100	5.000%, 09/22/16	1,167
4,500	5.125%, 01/08/20	4,597
5,500	5.200%, 07/10/14	5,945
3,700	6.050%, 12/04/17 (e)	3,830
500	6.750%, 05/22/19	562
	BB&T Corp.,
2,350	3.375%, 09/25/13	2,456
10,800	3.850%, 07/27/12	11,211
6,250	3.950%, 04/29/16	6,474
2,750	4.900%, 06/30/17	2,859
1,650	6.850%, 04/30/19	1,912
	Branch Banking & Trust Co.,
598	4.875%, 01/15/13	632
4,650	5.625%, 09/15/16	5,126
1,500	Cadets Trust, 4.800%, 07/15/13 (e) (f) (i)	1,572
37,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	37,407
1,250	Comerica Bank, 5.200%, 08/22/17	1,330
1,960	Comerica, Inc., 3.000%, 09/16/15	1,952
	Credit Suisse, (Switzerland),
2,700	3.450%, 07/02/12	2,786
3,290	4.375%, 08/05/20	3,207
2,995	5.000%, 05/15/13	3,210
6,300	5.300%, 08/13/19	6,641
2,000	5.500%, 05/01/14	2,199
4,000	Credit Suisse AG, (Switzerland), 5.400%, 01/14/20	4,053
	Deutsche Bank AG, (Germany),
7,800	3.250%, 01/11/16	7,822
3,520	3.875%, 08/18/14	3,685
10,218	DnB NOR Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	9,810
1,450	Fifth Third Bancorp, 5.450%, 01/15/17	1,518
	HSBC Bank plc, (United Kingdom),
4,624	3.500%, 06/28/15 (e)	4,708
5,961	4.125%, 08/12/20 (e)	5,731
10,000	4.750%, 01/19/21 (e)	10,012
6,805	HSBC Bank USA N.A., 4.625%, 04/01/14	7,226

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
3,150	KeyBank N.A., 5.500%, 09/17/12	3,344
1,650	KeyCorp, 6.500%, 05/14/13	1,807
	Manufacturers & Traders Trust Co.,
4,500	6.625%, 12/04/17	5,089
6,250	VAR, 1.803%, 04/01/13	6,239
2,750	Marshall & Ilsley Corp., 5.350%, 04/01/11	2,758
	National Australia Bank Ltd., (Australia),
18,650	2.500%, 01/08/13 (e)	19,023
7,800	2.750%, 09/28/15 (e)	7,729
3,455	3.750%, 03/02/15 (e)	3,579
8,677	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	8,686
4,000	National City Bank, 5.800%, 06/07/17	4,406
5,000	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	4,971
2,000	PNC Bank N.A., 6.875%, 04/01/18	2,281
	PNC Funding Corp.,
1,015	3.000%, 05/19/14	1,041
4,534	4.375%, 08/11/20	4,538
5,700	5.125%, 02/08/20	6,041
1,200	5.250%, 11/15/15	1,293
1,230	5.625%, 02/01/17	1,325
4,100	6.700%, 06/10/19	4,775
	Rabobank Nederland N.V., (Netherlands),
2,340	2.125%, 10/13/15	2,260
12,700	3.200%, 03/11/15 (e)	12,913
6,900	4.500%, 01/11/21	6,913
2,450	SouthTrust Bank, 7.690%, 05/15/25	2,717
	SunTrust Banks, Inc.,
4,015	5.250%, 11/05/12	4,233
1,000	6.000%, 09/11/17	1,076
2,021	6.375%, 04/01/11	2,030
505	7.250%, 03/15/18	566
9,045	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	8,919
	U.S. Bancorp,
4,680	2.000%, 06/14/13	4,761
4,299	2.875%, 11/20/14	4,408
1,400	7.500%, 06/01/26	1,550
690	U.S. Bank N.A., 6.300%, 02/04/14	772
	Wachovia Bank N.A.,
4,700	5.000%, 08/15/15	5,046
15,190	6.000%, 11/15/17	17,022
2,700	6.600%, 01/15/38	3,049
4,430	VAR, 0.632%, 03/15/16	4,216

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	Wachovia Corp.,
2,130	4.875%, 02/15/14	2,258
8,400	5.500%, 05/01/13	9,111
3,050	5.750%, 06/15/17	3,401
11,100	5.750%, 02/01/18	12,342
	Wells Fargo & Co.,
16,700	3.750%, 10/01/14	17,586
8,185	5.625%, 12/11/17	9,072
	Wells Fargo Bank N.A.,
970	4.750%, 02/09/15	1,026
2,000	5.750%, 05/16/16	2,210
	Westpac Banking Corp., (Australia),
4,800	4.200%, 02/27/15	5,052
10,711	4.875%, 11/19/19	11,167

		463,535

	Consumer Finance — 0.5%
4,900	American Express Centurion Bank, 6.000%, 09/13/17	5,456
	American Express Credit Corp.,
9,100	5.875%, 05/02/13	9,867
5,650	7.300%, 08/20/13	6,363
1,479	American General Finance Corp., 5.375%, 10/01/12	1,455
2,060	American Honda Finance Corp., 2.375%, 03/18/13 (e)	2,088
11,599	Capital One Bank USA N.A., 8.800%, 07/15/19	14,650
	Capital One Financial Corp.,
1,175	5.700%, 09/15/11	1,206
3,105	6.250%, 11/15/13	3,443
5,300	6.750%, 09/15/17	6,117
2,970	7.375%, 05/23/14	3,423
	HSBC Finance Corp.,
311	4.750%, 07/15/13	331
2,000	5.000%, 06/30/15	2,142
1,600	5.250%, 01/15/14	1,710
200	5.500%, 01/19/16	218
2,251	6.375%, 10/15/11	2,329
1,078	6.375%, 11/27/12	1,165
4,500	7.000%, 05/15/12	4,791
308	7.350%, 11/27/32	315
1,700	VAR, 0.553%, 01/15/14	1,659
	John Deere Capital Corp.,
450	4.500%, 04/03/13	480
4,750	5.250%, 10/01/12	5,077

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — Continued
2,437	SLM Corp., 5.375%, 01/15/13	2,530
5,538	Toyota Motor Credit Corp., 3.200%, 06/17/15	5,706
2,002	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	2,014
1,750	Washington Mutual Finance Corp., 6.875%, 05/15/11	1,771

		86,306

	Diversified Financial Services — 1.9%
9,250	Associates Corp. of North America, 6.950%, 11/01/18	10,421
18,700	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	19,591
	Bank of America Corp.,
5,500	4.900%, 05/01/13	5,826
6,500	5.625%, 10/14/16	7,002
6,730	5.625%, 07/01/20	7,000
5,340	5.650%, 05/01/18	5,644
4,635	5.750%, 12/01/17	4,955
5,000	6.500%, 08/01/16	5,610
3,000	7.375%, 05/15/14	3,416
7,420	Bank of America N.A., 5.300%, 03/15/17	7,733
	BHP Billiton Finance USA Ltd., (Australia),
1,600	5.400%, 03/29/17	1,794
1,150	5.500%, 04/01/14	1,278
2,750	6.500%, 04/01/19	3,261
	Caterpillar Financial Services Corp.,
1,900	4.900%, 08/15/13	2,061
1,000	5.450%, 04/15/18	1,119
900	5.500%, 03/15/16	1,008
4,800	6.200%, 09/30/13	5,382
3,500	7.050%, 10/01/18	4,263
600	7.150%, 02/15/19	735
	Citigroup, Inc.,
3,800	4.587%, 12/15/15	3,964
1,500	4.700%, 05/29/15	1,576
3,400	4.750%, 05/19/15	3,589
3,929	5.375%, 08/09/20	4,073
2,400	5.500%, 04/11/13	2,573
1,000	5.500%, 02/15/17	1,053
5,286	5.625%, 08/27/12	5,561
1,575	6.000%, 12/13/13	1,723
13,500	6.000%, 08/15/17	14,793
7,525	6.010%, 01/15/15	8,258
5,350	6.125%, 11/21/17	5,902

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
3,675	6.375%, 08/12/14	4,100
2,850	8.125%, 07/15/39	3,614
9,075	8.500%, 05/22/19	11,260
	CME Group, Inc.,
7,200	5.400%, 08/01/13	7,900
700	5.750%, 02/15/14	779
1,225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,382
400	Diageo Investment Corp., 9.000%, 08/15/11	415
2,728	ERAC USA Finance LLC, 2.250%, 01/10/14 (e)	2,724
	General Electric Capital Corp.,
4,131	2.250%, 11/09/15	4,002
11,000	4.375%, 09/16/20	10,685
16,000	5.250%, 10/19/12	17,023
1,787	5.300%, 02/11/21	1,836
1,500	5.400%, 02/15/17	1,633
2,000	5.500%, 06/04/14	2,190
10,250	5.500%, 01/08/20	10,941
7,400	5.625%, 09/15/17	8,104
25,675	5.625%, 05/01/18	27,924
26,603	5.875%, 02/15/12	27,929
1,900	5.875%, 01/14/38	1,906
4,700	5.900%, 05/13/14	5,224
24,792	6.000%, 06/15/12	26,367
5,300	6.000%, 08/07/19	5,860
5,941	6.750%, 03/15/32	6,622
900	6.875%, 01/10/39	1,019
2,625	VAR, 0.423%, 04/10/12	2,627
3,500	VAR, 0.483%, 02/15/17	3,300
	National Rural Utilities Cooperative Finance Corp.,
530	2.625%, 09/16/12	543
3,550	4.750%, 03/01/14	3,836
2,155	10.375%, 11/01/18	2,957
2,400	Textron Financial Corp., 5.400%, 04/28/13	2,532

		358,398

	Insurance — 1.0%
	ACE INA Holdings, Inc.,
3,636	2.600%, 11/23/15	3,581
2,000	5.600%, 05/15/15	2,213
2,118	Aflac, Inc., 6.450%, 08/15/40	2,182
5,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	5,413

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
	American International Group, Inc.,
3,284	4.250%, 05/15/13	3,403
2,800	5.450%, 05/18/17	2,915
1,425	5.600%, 10/18/16	1,505
	AON Financial Services,
2,012	3.500%, 09/30/15	2,019
1,668	6.250%, 09/30/40	1,727
5,641	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	5,923
	Berkshire Hathaway Finance Corp.,
3,000	2.450%, 12/15/15	2,987
3,500	4.000%, 04/15/12	3,627
3,800	4.600%, 05/15/13	4,064
750	5.000%, 08/15/13	817
11,700	5.400%, 05/15/18	12,955
1,300	5.750%, 01/15/40	1,373
1,130	Chubb Corp. (The), 5.750%, 05/15/18	1,267
	CNA Financial Corp.,
6,800	5.850%, 12/15/14	7,347
5,063	5.875%, 08/15/20	5,269
	Jackson National Life Global Funding,
3,400	5.375%, 05/08/13 (e)	3,676
4,115	6.125%, 05/30/12 (e)	4,348
2,980	Liberty Mutual Group, Inc., 5.750%, 03/15/14 (e)	3,167
	MassMutual Global Funding II,
2,714	2.300%, 09/28/15 (e)	2,630
1,628	2.875%, 04/21/14 (e)	1,687
5,150	3.625%, 07/16/12 (e)	5,326
815	MetLife, Inc., 6.817%, 08/15/18	957
	Metropolitan Life Global Funding I,
9,335	2.500%, 01/11/13 (e)	9,512
8,000	2.875%, 09/17/12 (e)	8,181
3,235	3.125%, 01/11/16 (e)	3,213
3,000	5.125%, 04/10/13 (e)	3,212
2,497	5.200%, 09/18/13 (e)	2,705
1,450	5.750%, 07/25/11 (e)	1,477
1,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	1,064
	Nationwide Financial Services,
1,130	5.900%, 07/01/12	1,177
1,661	6.250%, 11/15/11	1,720
4,990	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	5,949

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
	New York Life Global Funding,
3,000	3.000%, 05/04/15 (e)	3,045
5,910	4.650%, 05/09/13 (e)	6,321
5,914	5.375%, 09/15/13 (e)	6,490
	Pacific Life Global Funding,
4,000	5.000%, 05/15/17 (e)	4,081
2,500	5.150%, 04/15/13 (e)	2,660
1,600	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	2,108
6,400	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	6,973
	Principal Life Global Funding I,
1,600	5.050%, 03/15/15 (e)	1,683
11,236	6.250%, 02/15/12 (e)	11,648
	Principal Life Income Funding Trusts,
5,900	5.100%, 04/15/14	6,339
1,010	5.150%, 06/17/11	1,024
2,215	5.300%, 12/14/12	2,374
2,900	5.300%, 04/24/13	3,118
4,955	Protective Life Secured Trusts, 4.000%, 04/01/11	4,970
1,070	Travelers Cos, Inc. (The), 5.800%, 05/15/18	1,186
3,200	Travelers Life & Annunity Global Funding I, 5.125%, 08/15/14 (e)	3,521
890	Travelers Property Casualty Corp., 5.000%, 03/15/13	955

		199,084

	Real Estate Investment Trusts (REITs) — 0.2%
	CommonWealth REIT,
7,010	5.875%, 09/15/20	7,145
3,890	6.650%, 01/15/18	4,148
6,185	HCP, Inc., 5.375%, 02/01/21	6,322
	Simon Property Group LP,
450	4.200%, 02/01/15	474
1,300	4.375%, 03/01/21	1,287
1,775	5.625%, 08/15/14	1,953
1,100	5.650%, 02/01/20	1,199
2,120	6.100%, 05/01/16	2,408
3,675	6.125%, 05/30/18	4,136
1,645	6.750%, 05/15/14	1,850
6,277	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	7,178

		38,100

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.2%
8,600	Countrywide Financial Corp., 6.250%, 05/15/16	9,213
6,270	Countrywide Home Loans, Inc., 4.000%, 03/22/11	6,282
24,170	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	24,312

		39,807

	Total Financials	1,537,740

	Health Care — 0.2%
	Biotechnology — 0.1%
	Amgen, Inc.,
1,188	4.500%, 03/15/20	1,217
4,500	4.950%, 10/01/41	4,154
1,975	5.700%, 02/01/19	2,216
3,541	5.750%, 03/15/40	3,679

		11,266

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,150	4.000%, 03/01/14	1,223
500	4.625%, 03/15/15	545
700	Becton Dickinson and Co., 5.000%, 05/15/19	752

		2,520

	Health Care Providers & Services — 0.0% (g)
2,158	Medco Health Solutions, Inc., 2.750%, 09/15/15	2,140
	WellPoint, Inc.,
492	5.875%, 06/15/17	555
340	7.000%, 02/15/19	404

		3,099

	Pharmaceuticals — 0.1%
350	Abbott Laboratories, 6.150%, 11/30/37	390
3,200	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	3,581
1,095	Eli Lilly & Co., 3.550%, 03/06/12	1,125
	GlaxoSmithKline Capital, Inc.,
1,000	4.375%, 04/15/14	1,075
3,100	4.850%, 05/15/13	3,354
2,100	6.375%, 05/15/38	2,393
1,040	Merck & Co., Inc., 6.000%, 09/15/17	1,203
790	Wyeth, 6.450%, 02/01/24	935

		14,056

	Total Health Care	30,941

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Industrials — 0.4%
	Aerospace & Defense — 0.0% (g)
	Boeing Co. (The),
250	3.500%, 02/15/15	261
500	4.875%, 02/15/20	536
1,500	Honeywell International, Inc., 5.300%, 03/01/18	1,666
	Lockheed Martin Corp.,
1,000	4.250%, 11/15/19	1,010
3,993	5.720%, 06/01/40 (e)	4,078
407	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	416
5	United Technologies Corp., 6.100%, 05/15/12	5

		7,972

	Airlines — 0.1%
1,681	American Airlines, 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	1,673
573	Continental Airlines, 1999-2 Class A-1 Pass-Through Trust, 7.256%, 03/15/20	624
4,196	Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	4,374
4,550	Delta Air Lines, 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	4,630

		11,301

	Building Products — 0.0% (g)
800	Masco Corp., 5.850%, 03/15/17	810

	Commercial Services & Supplies — 0.1%
2,850	Allied Waste North America, Inc., 6.875%, 06/01/17	3,099
	Pitney Bowes, Inc.,
4,300	4.875%, 08/15/14	4,523
7,170	5.000%, 03/15/15	7,560
1,700	5.600%, 03/15/18	1,770
	Waste Management, Inc.,
1,885	4.750%, 06/30/20	1,934
1,365	7.375%, 03/11/19	1,647
800	7.750%, 05/15/32	992

		21,525

	Industrial Conglomerates — 0.0% (g)
550	Koninklijke Philips Electronics N.V., (Netherlands), 7.200%, 06/01/26	643
1,350	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,523
2,650	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	3,428

		5,594

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Machinery — 0.0% (g)
2,650	Eaton Corp., 5.600%, 05/15/18	2,941
775	Ingersoll-Rand Co., (Bermuda), 6.391%, 11/15/27	831
350	PACCAR, Inc., 6.375%, 02/15/12	368
775	Parker Hannifin Corp., 5.500%, 05/15/18	866

		5,006

	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
1,418	3.600%, 09/01/20	1,351
3,660	5.650%, 05/01/17	4,097
1,675	5.750%, 03/15/18	1,880
600	6.700%, 08/01/28	664
700	6.750%, 07/15/11	717
1,300	7.000%, 02/01/14	1,484
1,300	7.290%, 06/01/36	1,532
	CSX Corp.,
1,700	6.250%, 04/01/15	1,932
850	6.300%, 03/15/12	894
700	7.375%, 02/01/19	849
400	Erac USA Finance Co., 6.375%, 10/15/17 (e)	449
2,579	Federal Express Corp. 1998 Pass Through Trust, 6.720%, 01/15/22	2,819
	Norfolk Southern Corp.,
299	5.590%, 05/17/25	320
871	5.640%, 05/17/29	922
326	7.250%, 02/15/31	401
135	7.700%, 05/15/17	165
34	7.800%, 05/15/27	43
2,690	Ryder System, Inc., 3.600%, 03/01/16	2,669
	Union Pacific Corp.,
175	4.875%, 01/15/15	190
1,800	5.650%, 05/01/17	2,020
1,700	5.700%, 08/15/18	1,912
1,000	5.780%, 07/15/40	1,051
3,000	7.000%, 02/01/16	3,524
	United Parcel Service of America, Inc.,
2,350	8.375%, 04/01/20	3,083
600	SUB, 8.375%, 04/01/30	756

		35,724

	Total Industrials	87,932

	Information Technology — 0.5%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,500	5.500%, 02/22/16	1,693

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Communications Equipment — Continued
4,660	5.500%, 01/15/40	4,640
4,990	5.900%, 02/15/39	5,251

		11,584

	Computers & Peripherals — 0.2%
	Dell, Inc.,
6,526	2.300%, 09/10/15	6,407
570	5.650%, 04/15/18	625
1,900	7.100%, 04/15/28	2,155
	Hewlett-Packard Co.,
650	2.950%, 08/15/12	669
1,000	4.500%, 03/01/13	1,065
1,900	4.750%, 06/02/14	2,067
2,525	5.400%, 03/01/17	2,824
4,400	6.125%, 03/01/14	4,935
	International Business Machines Corp.,
3,950	5.700%, 09/14/17	4,510
660	6.220%, 08/01/27	770
4,500	7.625%, 10/15/18	5,689
450	8.000%, 10/15/38	617

		32,333

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
855	3.375%, 11/01/15	844
4,635	6.000%, 04/01/20	4,769
5,270	6.875%, 07/01/13	5,753
2,000	7.500%, 01/15/27	2,112

		13,478

	IT Services — 0.0% (g)
	HP Enterprise Services LLC,
2,950	6.000%, 08/01/13	3,262
2,420	7.450%, 10/15/29	3,048

		6,310

	Office Electronics — 0.0% (g)
	Xerox Corp.,
3,200	6.750%, 02/01/17	3,689
310	8.250%, 05/15/14	362

		4,051

	Software — 0.1%
850	Intuit, Inc., 5.750%, 03/15/17	935
	Microsoft Corp.,
7,590	1.625%, 09/25/15	7,366
1,214	4.500%, 10/01/40	1,090

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
	Oracle Corp.,
5,300	5.000%, 07/08/19	5,708
2,320	5.250%, 01/15/16	2,589
3,400	5.750%, 04/15/18	3,824
1,950	6.500%, 04/15/38	2,202

		23,714

	Total Information Technology	91,470

	Materials — 0.3%
	Chemicals — 0.3%
850	Air Products & Chemicals, Inc., 4.150%, 02/01/13	888
	Dow Chemical Co. (The),
4,831	4.250%, 11/15/20	4,656
1,670	4.850%, 08/15/12	1,758
650	6.000%, 10/01/12	699
1,345	7.375%, 11/01/29	1,628
2,600	8.550%, 05/15/19	3,297
3,706	E.l. du Pont de Nemours & Co., 1.950%, 01/15/16	3,578
	EI Du Pont de Nemours & Co.,
125	4.125%, 03/06/13	132
500	4.875%, 04/30/14	546
2,150	4.900%, 01/15/41	2,022
3,800	6.000%, 07/15/18	4,346
3,750	Monsanto Co., 7.375%, 08/15/12	4,093
	Potash Corp. of Saskatchewan, Inc., (Canada),
1,450	4.875%, 03/01/13	1,551
3,800	6.500%, 05/15/19	4,411
	PPG Industries, Inc.,
1,144	5.500%, 11/15/40	1,127
2,150	5.750%, 03/15/13	2,328
1,800	6.650%, 03/15/18	2,100
2,100	9.000%, 05/01/21	2,724
	Praxair, Inc.,
850	4.375%, 03/31/14	909
1,900	4.625%, 03/30/15	2,050
480	5.200%, 03/15/17	529
1,295	5.250%, 11/15/14	1,450
1,800	Union Carbide Corp., 7.750%, 10/01/96	1,872

		48,694

	Metals & Mining — 0.0% (g)
	Rio Tinto Finance USA Ltd., (Australia),
1,280	3.500%, 11/02/20	1,203
1,585	8.950%, 05/01/14	1,919

		3,122

	Total Materials	51,816

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
270	AT&T Corp., 8.000%, 11/15/31	343
	AT&T, Inc.,
8,300	4.950%, 01/15/13	8,883
1,120	5.100%, 09/15/14	1,232
10,603	5.350%, 09/01/40 (e)	9,723
2,925	5.500%, 02/01/18	3,213
1,300	5.600%, 05/15/18	1,436
2,295	5.625%, 06/15/16	2,571
7,200	6.300%, 01/15/38	7,476
500	6.800%, 05/15/36	550
	BellSouth Corp.,
1,330	5.200%, 09/15/14	1,464
1,000	6.550%, 06/15/34	1,049
	BellSouth Telecommunications, Inc.,
1,687	6.300%, 12/15/15	1,817
1,200	7.000%, 10/01/25	1,334
2,300	7.000%, 12/01/95	2,385
	British Telecommunications plc, (United Kingdom),
5,000	5.150%, 01/15/13	5,336
2,800	5.950%, 01/15/18	3,108
300	9.875%, 12/15/30	416
	Deutsche Telekom International Finance B.V., (Netherlands),
4,200	4.875%, 07/08/14	4,530
785	5.250%, 07/22/13	851
2,025	6.000%, 07/08/19	2,290
200	8.750%, 06/15/30	262
1,000	France Telecom S.A., (France), 8.500%, 03/01/31	1,357
	GTE Corp.,
17,200	6.840%, 04/15/18	20,089
1,000	8.750%, 11/01/21	1,296
	Telecom Italia Capital S.A., (Luxembourg),
4,360	4.950%, 09/30/14	4,480
2,300	5.250%, 11/15/13	2,403
2,650	6.175%, 06/18/14	2,821
2,125	6.999%, 06/04/18	2,281
	Telefonica Emisiones S.A.U., (Spain),
2,258	5.462%, 02/16/21	2,292
4,000	5.855%, 02/04/13	4,270
1,500	5.877%, 07/15/19	1,577
3,250	6.221%, 07/03/17	3,539
1,011	TELUS Corp., (Canada), 8.000%, 06/01/11	1,030

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
	Verizon Communications, Inc.,
2,175	5.500%, 02/15/18	2,372
250	5.550%, 02/15/16	279
1,443	5.850%, 09/15/35	1,452
4,400	7.350%, 04/01/39	5,222
1,500	8.750%, 11/01/18	1,936
6,498	Verizon Florida LLC, 6.125%, 01/15/13	6,976
8,025	Verizon Global Funding Corp., 7.750%, 12/01/30	9,849
	Verizon Maryland, Inc.,
2,363	6.125%, 03/01/12	2,484
3,100	7.150%, 05/01/23	3,327
900	Verizon New England, Inc., 4.750%, 10/01/13	957
880	Verizon New York, Inc., 7.375%, 04/01/32	993
5,232	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	6,074
2,788	Verizon Virginia, Inc., 4.625%, 03/15/13	2,951

		152,576

	Wireless Telecommunication Services — 0.0% (g)
1,500	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,658
3,220	New Cingular Wireless Services, Inc., 8.125%, 05/01/12	3,491
	Vodafone Group plc, (United Kingdom),
5,125	5.000%, 09/15/15	5,568
753	5.450%, 06/10/19	826

		11,543

	Total Telecommunication Services	164,119

	Utilities — 1.1%
	Electric Utilities — 0.8%
700	Alabama Power Co., 6.125%, 05/15/38	769
1,110	Arizona Public Service Co., 4.650%, 05/15/15	1,173
	Carolina Power & Light Co.,
2,177	5.125%, 09/15/13	2,376
2,000	5.300%, 01/15/19	2,210
	CenterPoint Energy Houston Electric LLC,
3,100	5.750%, 01/15/14	3,407
3,725	7.000%, 03/01/14	4,245
3,450	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	4,139
1,550	Columbus Southern Power Co., 6.050%, 05/01/18	1,756

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
925	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	1,031
3,078	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	3,236
	Duke Energy Carolinas LLC,
1,991	4.300%, 06/15/20	2,027
1,400	5.100%, 04/15/18	1,529
1,795	5.625%, 11/30/12	1,934
1,816	6.250%, 01/15/12	1,906
1,875	Duke Energy Corp., 3.950%, 09/15/14	1,975
	Duke Energy Indiana, Inc.,
2,260	3.750%, 07/15/20	2,183
3,100	6.350%, 08/15/38	3,471
6,030	Enel Finance International S.A., (Luxembourg), 5.125%, 10/07/19 (e)	6,055
	Exelon Generation Co. LLC,
6,000	4.000%, 10/01/20	5,585
1,857	5.750%, 10/01/41	1,743
	Florida Power & Light Co.,
500	5.950%, 10/01/33	546
1,000	5.950%, 02/01/38	1,094
	Florida Power Corp.,
500	4.800%, 03/01/13	533
1,125	5.650%, 06/15/18	1,274
700	6.400%, 06/15/38	796
	FPL Group Capital, Inc.,
900	5.350%, 06/15/13	970
1,200	6.000%, 03/01/19	1,331
1,600	7.875%, 12/15/15	1,911
	Georgia Power Co.,
1,423	4.750%, 09/01/40	1,295
400	5.950%, 02/01/39	429
1,100	6.000%, 11/01/13	1,230
1,085	Indiana Michigan Power Co., 7.000%, 03/15/19	1,283
300	Jersey Central Power & Light Co., 7.350%, 02/01/19	361
230	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	235
700	MidAmerican Energy Co., 5.300%, 03/15/18	774
	Nevada Power Co.,
367	5.375%, 09/15/40	355
950	6.500%, 08/01/18	1,094
1,825	7.125%, 03/15/19	2,170
1,625	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,711

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
2,560	Nisource Finance Corp., 6.150%, 03/01/13	2,776
2,500	Northern States Power Co., 6.250%, 06/01/36	2,847
2,400	Ohio Power Co., 5.750%, 09/01/13	2,622
	Oncor Electric Delivery Co. LLC,
820	5.950%, 09/01/13	901
3,000	6.800%, 09/01/18	3,483
	Pacific Gas & Electric Co.,
1,980	5.625%, 11/30/17	2,215
750	8.250%, 10/15/18	971
	PacifiCorp,
250	5.500%, 01/15/19	279
2,850	5.650%, 07/15/18	3,203
125	6.900%, 11/15/11	131
900	Peco Energy Co., 5.350%, 03/01/18	996
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,524
	Progress Energy, Inc.,
3,778	4.400%, 01/15/21	3,759
730	6.050%, 03/15/14	813
1,480	7.750%, 03/01/31	1,849
	PSEG Power LLC,
2,411	5.125%, 04/15/20	2,484
2,190	5.500%, 12/01/15	2,396
1,255	8.625%, 04/15/31	1,593
	Public Service Co. of Colorado,
1,160	3.200%, 11/15/20	1,085
275	5.800%, 08/01/18	313
	Public Service Co. of Oklahoma,
1,964	4.400%, 02/01/21	1,951
3,350	6.625%, 11/15/37	3,722
	Public Service Electric & Gas Co.,
825	5.300%, 05/01/18	915
1,138	5.375%, 11/01/39	1,142
5,300	6.330%, 11/01/13	5,959
	Southern California Edison Co.,
1,200	4.150%, 09/15/14	1,291
1,400	5.500%, 08/15/18	1,576
1,650	5.750%, 03/15/14	1,846
645	5.950%, 02/01/38	705
2,450	6.050%, 03/15/39	2,717
580	Southern Co., 4.150%, 05/15/14	614
1,000	Southwestern Public Service Co., 8.750%, 12/01/18	1,256

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
	Spectra Energy Capital LLC,
2,900	5.500%, 03/01/14	3,154
350	5.668%, 08/15/14	385
3,645	6.250%, 02/15/13	3,961
3,850	8.000%, 10/01/19	4,656
	Virginia Electric and Power Co.,
2,550	5.100%, 11/30/12	2,726
4,600	5.400%, 04/30/18	5,098
800	5.950%, 09/15/17	918

		152,974

	Gas Utilities — 0.1%
1,700	AGL Capital Corp., 4.450%, 04/15/13	1,784
1,530	ANR Pipeline Co., 9.625%, 11/01/21	2,115
	Atmos Energy Corp.,
320	5.125%, 01/15/13	337
690	8.500%, 03/15/19	866
530	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	596
1,037	Southern California Gas Co., 4.800%, 10/01/12	1,099
	TransCanada PipeLines Ltd., (Canada),
1,515	4.000%, 06/15/13	1,605
1,500	6.200%, 10/15/37	1,602
1,900	6.500%, 08/15/18	2,219
2,650	7.125%, 01/15/19	3,211
2,100	7.250%, 08/15/38	2,499

		17,933

	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
590	6.000%, 11/30/17	665
1,879	6.250%, 06/30/12	1,997
1,200	7.000%, 06/15/38	1,414
1,600	8.875%, 01/15/19	2,058
4,650	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	5,213
1,625	MidAmerican Funding LLC, 5.750%, 04/01/18	1,829
1,550	PG&E Corp., 5.750%, 04/01/14	1,702
	Sempra Energy,
1,500	6.000%, 10/15/39	1,554
2,300	6.150%, 06/15/18	2,608
900	6.500%, 06/01/16	1,031
2,760	8.900%, 11/15/13	3,223
1,550	9.800%, 02/15/19	2,062

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
	Wisconsin Electric Power Co.,
1,400	6.000%, 04/01/14	1,573
1,295	6.250%, 12/01/15	1,496
601	Xcel Energy, Inc., 4.700%, 05/15/20	622

		29,047

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
2,025	6.085%, 10/15/17	2,281
3,740	6.593%, 10/15/37	3,920

		6,201

	Total Utilities	206,155

	Total Corporate Bonds (Cost $2,493,920)	2,606,570

Foreign Government Securities — 0.2%
3,040	Province of Manitoba, (Canada), 2.125%, 04/22/13	3,104
	Province of Ontario, (Canada),
5,500	2.700%, 06/16/15	5,620
12,250	2.950%, 02/05/15	12,671
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	722
	United Mexican States, (Mexico),
2,035	5.875%, 01/15/14	2,239
3,398	6.375%, 01/16/13	3,721
850	6.625%, 03/03/15	971
4,881	7.500%, 04/08/33	5,979
2,925	8.300%, 08/15/31	3,890

	Total Foreign Government Securities (Cost $35,621)	38,917

Mortgage Pass-Through Securities — 11.4%
	Federal Home Loan Mortgage Corp.,
105	ARM, 2.256%, 07/01/19	109
231	ARM, 2.360%, 01/01/27	241
1,026	ARM, 2.480%, 12/01/33	1,074
1,967	ARM, 2.500%, 01/01/35	2,050
93	ARM, 2.528%, 04/01/30	98
5,132	ARM, 2.594%, 05/01/33	5,372
64	ARM, 2.625%, 07/01/26	68
234	ARM, 2.627%, 09/01/32	246
1,921	ARM, 2.629%, 04/01/34	1,998
991	ARM, 2.632%, 08/01/35	1,041
1,291	ARM, 2.667%, 02/01/36	1,355
3,604	ARM, 2.713%, 09/01/34	3,781

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
2,551	ARM, 2.724%, 12/01/35	2,672
1,545	ARM, 3.497%, 07/01/37	1,623
875	ARM, 3.621%, 01/01/37	917
6,286	ARM, 3.642%, 03/01/36	6,630
1,046	ARM, 3.779%, 11/01/36	1,101
6,289	ARM, 5.078%, 09/01/36	6,616
3,844	ARM, 5.287%, 05/01/38	4,066
6,665	ARM, 5.516%, 05/01/36	7,004
6,829	ARM, 5.523%, 05/01/36	7,259
6,219	ARM, 5.539%, 03/01/36	6,415
4,563	ARM, 5.621%, 04/01/38	4,833
2,341	ARM, 5.672%, 04/01/37	2,492
7,771	ARM, 5.707%, 05/01/37	8,220
5,107	ARM, 5.715%, 02/01/37	5,403
6,596	ARM, 5.718%, 06/01/37	7,050
4,103	ARM, 5.727%, 05/01/37	4,353
3,276	ARM, 5.750%, 06/01/36	3,501
4,710	ARM, 5.759%, 01/01/37	4,959
2,782	ARM, 5.771%, 05/01/37	2,964
2,240	ARM, 5.776%, 07/01/36	2,359
3,411	ARM, 5.804%, 10/01/36	3,591
4,709	ARM, 5.836%, 11/01/36	4,989
1,755	ARM, 5.837%, 05/01/36	1,825
1,072	ARM, 5.858%, 05/01/37	1,134
280	ARM, 5.865%, 02/01/37	297
4,085	ARM, 5.899%, 04/01/37	4,324
1,806	ARM, 5.942%, 04/01/37	1,927
17,786	ARM, 6.005%, 11/01/36	18,981
2,399	ARM, 6.017%, 03/01/37	2,535
13,446	ARM, 6.018%, 06/01/36	14,395
1,084	ARM, 6.024%, 02/01/37	1,145
11,403	ARM, 6.026%, 12/01/36	12,065
3,602	ARM, 6.037%, 10/01/36	3,789
624	ARM, 6.100%, 12/01/36	658
1,857	ARM, 6.135%, 05/01/37	1,977
10,557	ARM, 6.152%, 12/01/36	11,141
1,594	ARM, 6.187%, 03/01/37	1,682
839	ARM, 6.227%, 10/01/36	881
15,491	ARM, 6.230%, 09/01/36 - 03/01/37	16,262
7,050	ARM, 6.270%, 02/01/37	7,496
8,244	ARM, 6.294%, 10/01/36	8,640
4,201	ARM, 6.306%, 05/01/37	4,481
11,515	ARM, 6.345%, 12/01/36	12,165
3,983	ARM, 6.373%, 10/01/36	4,185
1,324	ARM, 6.405%, 02/01/37	1,421

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,478	ARM, 6.422%, 12/01/36	1,585
1,280	ARM, 6.481%, 11/01/37	1,372
2,939	ARM, 6.510%, 10/01/36	3,103
972	ARM, 6.564%, 08/01/36	1,024
1,973	ARM, 6.634%, 07/01/36	2,071
4,301	ARM, 6.674%, 10/01/36	4,507
5,085	ARM, 6.680%, 11/01/36	5,457
13,621	ARM, 6.721%, 08/01/36	14,297
2,560	ARM, 6.743%, 08/01/36	2,688
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
5,626	4.000%, 04/01/14 - 05/01/19	5,834
3,610	4.500%, 08/01/18 - 10/01/18	3,819
17,861	5.000%, 10/01/17 - 12/01/18	19,125
15,685	5.500%, 06/01/17 - 02/01/24	16,947
19,326	6.000%, 10/01/17 - 03/01/22	21,065
6,543	6.500%, 07/01/16 - 03/01/22	7,137
77	7.000%, 09/01/12 - 04/01/17	83
49	7.500%, 07/01/11 - 11/01/15	52
40	8.500%, 11/01/15	45
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
6,525	5.500%, 01/01/23 - 11/01/23	7,031
485	6.000%, 12/01/22	535
3,178	6.500%, 12/01/13 - 01/01/28	3,538
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
5,333	4.000%, 10/01/33	5,317
113,838	5.000%, 01/01/34 - 08/01/40	119,478
12,535	5.500%, 10/01/33 - 12/01/36	13,474
4,383	6.000%, 10/01/29 - 12/01/36	4,811
22,578	6.500%, 08/01/29 - 03/01/38	25,547
5,607	7.000%, 04/01/22 - 02/01/37	6,399
13,677	7.500%, 08/01/25 - 09/01/38	15,570
53	8.000%, 07/01/20 - 11/01/24	62
148	8.500%, 07/01/28	176
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
19,025	7.500%, 01/01/32 - 12/01/36	21,996
11,054	10.000%, 10/01/30	13,052
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
16,405	5.500%, 04/01/18	17,371
2,693	6.000%, 11/01/36	2,912
44,233	6.500%, 12/01/35 - 06/01/37	48,104
1,319	7.000%, 07/01/29 - 08/01/47	1,486
2,256	10.000%, 03/17/26	2,608

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
31	12.000%, 08/01/15 - 07/01/19	35
	Federal National Mortgage Association,
815	ARM, 1.695%, 08/01/34	833
1,612	ARM, 1.936%, 09/01/33	1,658
10,237	ARM, 2.034%, 01/01/35	10,650
683	ARM, 2.041%, 02/01/35	712
71	ARM, 2.079%, 03/01/19	73
1,711	ARM, 2.244%, 05/01/35	1,772
6,488	ARM, 2.270%, 01/01/36	6,698
1,672	ARM, 2.374%, 03/01/35	1,754
236	ARM, 2.390%, 07/01/34	247
2,450	ARM, 2.430%, 07/01/35	2,573
378	ARM, 2.438%, 01/01/34	395
461	ARM, 2.445%, 08/01/35	480
879	ARM, 2.457%, 04/01/34	915
1,376	ARM, 2.460%, 11/01/33	1,443
238	ARM, 2.477%, 05/01/35	250
2,383	ARM, 2.529%, 01/01/36	2,505
973	ARM, 2.622%, 10/01/34	1,018
1,571	ARM, 2.628%, 06/01/36	1,649
1,062	ARM, 2.637%, 09/01/35	1,118
1,164	ARM, 2.645%, 08/01/33	1,221
2,368	ARM, 2.678%, 06/01/34	2,477
769	ARM, 2.746%, 08/01/34	809
195	ARM, 2.787%, 09/01/34	205
653	ARM, 2.926%, 08/01/34	684
14	ARM, 2.951%, 01/01/19	15
718	ARM, 3.043%, 02/01/36	751
20,527	ARM, 3.054%, 03/01/36	21,468
748	ARM, 3.060%, 09/01/33	785
15	ARM, 3.098%, 06/01/26	15
2,632	ARM, 3.158%, 04/01/35	2,755
151	ARM, 3.194%, 01/01/36	157
302	ARM, 3.328%, 09/01/27	305
10	ARM, 3.538%, 08/01/19	11
286	ARM, 3.983%, 03/01/29	294
705	ARM, 4.475%, 11/01/34	742
1,031	ARM, 4.647%, 11/01/34	1,077
939	ARM, 5.050%, 01/01/34	990
881	ARM, 5.075%, 01/01/35	928
1,871	ARM, 5.149%, 10/01/34	1,966
1,466	ARM, 5.200%, 09/01/36	1,543
5,431	ARM, 5.282%, 01/01/38	5,768
3,840	ARM, 5.362%, 10/01/35	4,077

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,519	ARM, 5.409%, 11/01/37	2,672
1,609	ARM, 5.510%, 01/01/37	1,702
3,377	ARM, 5.540%, 07/01/37	3,594
1,975	ARM, 5.541%, 08/01/36	2,080
1,810	ARM, 5.579%, 08/01/36	1,938
2,499	ARM, 5.586%, 12/01/36	2,638
2,838	ARM, 5.590%, 06/01/36	2,994
3,548	ARM, 5.684%, 11/01/36	3,744
34,004	ARM, 5.696%, 01/01/23 - 04/01/37	36,427
2,999	ARM, 5.739%, 02/01/37	3,168
9,004	ARM, 5.741%, 08/01/37	9,582
2,823	ARM, 5.751%, 09/01/36	2,978
15,212	ARM, 5.783%, 12/01/37	16,152
9,863	ARM, 5.850%, 12/01/36	10,437
531	ARM, 5.851%, 07/01/37	562
9,952	ARM, 5.855%, 10/01/36 - 11/01/36	10,491
2,984	ARM, 5.876%, 07/01/36	3,155
1,686	ARM, 5.916%, 05/01/36	1,749
2,885	ARM, 5.933%, 09/01/37	3,102
11,912	ARM, 5.937%, 07/01/37	12,585
4,062	ARM, 5.938%, 10/01/36	4,295
3,249	ARM, 5.957%, 09/01/37	3,480
1,284	ARM, 5.965%, 09/01/37	1,358
3,271	ARM, 5.989%, 09/01/37	3,467
5,714	ARM, 6.032%, 08/01/36	6,039
2,740	ARM, 6.070%, 07/01/37	2,910
10,070	ARM, 6.109%, 09/01/36	10,791
8,978	ARM, 6.167%, 11/01/37	9,497
1,915	ARM, 6.177%, 09/01/37	2,058
5,494	ARM, 6.193%, 08/01/36	5,924
8,252	ARM, 6.224%, 06/01/36	8,636
3,116	ARM, 6.225%, 10/01/36	3,284
3,726	ARM, 6.279%, 02/01/37	3,960
1,735	ARM, 6.293%, 09/01/36	1,818
2,417	ARM, 6.550%, 01/01/37	2,603
6,759	ARM, 6.632%, 09/01/36	7,103
	Federal National Mortgage Association, 15 Year, Single Family,
719	3.500%, 04/01/19	741
11,391	4.000%, 07/01/18 - 12/01/20	11,925
41,943	4.500%, 05/01/18 - 12/01/19	44,385
36,711	5.000%, 12/01/16 - 10/01/19	39,403
41,913	5.500%, 02/01/18 - 07/01/20	45,429
71,442	6.000%, 06/01/16 - 07/01/24	78,212
11,309	6.500%, 04/01/11 - 02/01/24	12,424
1,367	7.000%, 03/01/17 - 11/01/17	1,498

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
134	7.500%, 10/01/12 - 03/01/17	144
75	8.000%, 11/01/12 - 11/01/15	79
	Federal National Mortgage Association, 20 Year, Single Family,
52,012	6.000%, 02/01/14 - 09/01/29	56,643
10,401	6.500%, 05/01/22 - 08/01/26	11,533
	Federal National Mortgage Association, 30 Year, FHA/VA,
292	6.000%, 09/01/33	322
552	6.500%, 03/01/29	627
82	7.000%, 02/01/33	94
120	8.000%, 06/01/28	139
112	8.500%, 08/01/27 - 02/01/30	131
172	9.000%, 05/01/18 - 12/01/30	197
42	9.500%, 12/01/18	49
	Federal National Mortgage Association, 30 Year, Single Family,
1,939	4.000%, 12/01/33	1,936
3,878	4.500%, 11/01/33 - 09/01/34	3,989
81,133	5.000%, 06/01/33 - 08/01/40	85,403
97,410	5.500%, 11/01/32 - 12/01/39	104,807
48,146	6.000%, 12/01/28 - 04/01/38	52,854
153,601	6.500%, 11/01/29 - 10/01/38	172,601
71,892	7.000%, 04/01/17 - 01/01/39	82,392
42,937	7.500%, 11/01/22 - 04/01/39	49,512
2,015	8.000%, 03/01/21 - 01/01/38	2,342
55	8.500%, 07/01/24 - 06/01/25	64
7	9.000%, 04/01/26	7
45	9.500%, 07/01/28	53
21	10.000%, 02/01/24	24
37	12.500%, 01/01/16	38
	Federal National Mortgage Association, Other,
6,500	3.350%, 11/01/20	6,178
1,992	3.600%, 09/01/20	1,930
29,815	3.621%, 09/01/20	28,730
4,977	3.658%, 10/01/20	4,800
3,643	3.680%, 09/01/20	3,554
3,990	3.823%, 12/01/20	3,887
10,000	3.980%, 11/01/16	10,322
3,108	4.000%, 09/01/13 - 04/01/20	3,186
4,000	4.061%, 01/01/21	3,950
8,500	4.130%, 11/01/19	8,560
32,000	4.201%, 07/01/20	32,450
4,968	4.443%, 08/01/20	5,108
806	4.500%, 11/01/14	855
23,619	4.514%, 04/01/20	24,243

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

11,895	4.515%, 02/01/20	12,236
61,500	4.546%, 02/01/20	63,368
13,000	4.640%, 01/01/21	13,439
23,801	4.681%, 12/01/19	24,701
802	5.000%, 12/01/32	841
17,796	5.500%, 03/01/17 - 06/01/39	18,830
24,537	6.000%, 02/01/36 - 11/01/48	26,437
8,344	6.500%, 04/01/36 - 05/01/37	9,132
6,619	7.000%, 02/01/36 - 01/01/38	7,490
473	7.500%, 10/01/37	539
2,573	8.000%, 11/01/37	2,933
226	10.890%, 04/15/19	255
	Government National Mortgage Association II, 30 Year, Single Family,
322	6.000%, 03/20/28	355
2,258	7.000%, 08/20/38	2,571
215	7.500%, 02/20/28 - 09/20/28	249
412	8.000%, 12/20/25 - 10/20/28	482
197	8.500%, 03/20/25 - 05/20/25	234
	Government National Mortgage Association, 15 Year, Single Family,
190	6.000%, 10/15/17	208
240	6.500%, 06/15/17 - 12/15/17	263
7	7.500%, 02/15/12 - 03/15/12	7
455	8.000%, 01/15/16	496
	Government National Mortgage Association, 30 Year, Single Family,
12,872	5.500%, 04/15/33 - 09/15/34	14,052
463	6.000%, 11/15/28	512
9,192	6.500%, 01/15/24 - 12/15/35	10,383
14,444	7.000%, 08/15/23 - 04/15/37	16,396
4,048	7.500%, 11/15/22 - 10/15/37	4,654
96	8.000%, 05/15/22 - 08/15/28	112
39	8.500%, 03/15/17 - 11/15/17	44
73	9.000%, 08/15/16 - 11/15/24	85
4,512	9.500%, 01/15/17 - 12/15/25	5,314
38	12.000%, 11/15/19	42

	Total Mortgage Pass-Through Securities (Cost $2,151,118)	2,198,738

Municipal Bonds — 0.1%
	Illinois — 0.0% (g)
5,450	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	4,373

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — 0.1%
2,500	New York State Dormitory Authority, State Personal Income Tax, Build America Bonds, Rev., 5.600%, 03/15/40	2,360
10,400	Port Authority of New York & New Jersey, Construction 164, Rev., 5.647%, 11/01/40	9,990

		12,350

	Ohio — 0.0% (g)
11,600	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	12,082

	Total Municipal Bonds (Cost $29,672)	28,805

Supranational — 0.0% (g)
720	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $719)	777

U.S. Government Agency Securities — 1.6%
	Federal Farm Credit Bank,
5,000	1.875%, 12/07/12	5,105
10,000	5.125%, 11/15/18	11,156
11,916	Federal Home Loan Bank, 4.720%, 09/20/12	12,465
	Federal Home Loan Mortgage Corp.,
38,500	4.125%, 12/21/12	40,847
4,000	5.125%, 11/17/17	4,512
25,500	5.500%, 08/23/17	29,327
1,260	5.750%, 01/15/12	1,318
	Federal National Mortgage Association,
45,000	Zero Coupon, 07/05/14	42,089
26,500	Zero Coupon, 06/01/17	21,544
26,700	5.000%, 05/11/17	29,964
33,400	5.375%, 06/12/17	38,143
1,190	5.500%, 03/15/11	1,193
2,735	6.125%, 03/15/12	2,895
11,500	Federal National Mortgage Association Interest Strip, 11/15/21	7,208
	Financing Corp. Fico,
16,800	Zero Coupon, 04/05/19	12,596
13,200	Zero Coupon, 09/26/19	9,629
	Tennessee Valley Authority,
2,935	4.625%, 09/15/60	2,724
1,195	5.250%, 09/15/39	1,252
9,500	5.500%, 07/18/17	10,877
	Tennessee Valley Authority STRIP,
7,506	01/15/19	5,540
12,000	05/01/19	8,698

	Total U.S. Government Agency Securities (Cost $297,886)	299,082

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — 27.6%
	U.S. Treasury Bonds,
3,100	4.500%, 02/15/36	3,141
650	5.250%, 11/15/28	736
3,500	5.375%, 02/15/31	4,023
12,350	5.500%, 08/15/28	14,380
4,300	6.000%, 02/15/26	5,267
2,050	6.125%, 11/15/27	2,548
1,000	6.250%, 08/15/23	1,248
4,750	6.375%, 08/15/27	6,050
7,550	6.500%, 11/15/26	9,708
5,100	6.625%, 02/15/27	6,643
6,800	6.750%, 08/15/26	8,944
14,620	7.125%, 02/15/23	19,490
24,490	7.250%, 08/15/22 (m)	32,885
155,592	7.500%, 11/15/16 (m)	198,283
8,717	7.875%, 02/15/21 (m)	12,069
8,000	8.000%, 11/15/21	11,229
137,482	8.125%, 08/15/19	189,693
16,650	8.125%, 05/15/21	23,450
48,180	8.500%, 02/15/20	68,359
48,690	8.750%, 05/15/17 (m)	66,207
17,400	8.750%, 05/15/20	25,109
64,589	8.750%, 08/15/20	93,558
287,175	8.875%, 08/15/17 (m)	395,135
69,368	8.875%, 02/15/19	98,779
21,500	9.000%, 11/15/18	30,684
9,594	9.875%, 11/15/15 (m)	13,031
11,250	10.625%, 08/15/15	15,501
3,650	11.250%, 02/15/15 (m)	5,005
10,109	U.S. Treasury Inflation Indexed Bond, 3.625%, 04/15/28 (m)	17,528
	U.S. Treasury Inflation Indexed Notes,
1,000	2.000%, 04/15/12	1,128
12,000	2.000%, 01/15/14	15,472
2,000	2.000%, 07/15/14	2,548
141,755	2.375%, 04/15/11	157,520
	U.S. Treasury Notes,
10,000	1.250%, 02/15/14	10,025
8,050	1.375%, 09/15/12	8,160
20,060	1.375%, 10/15/12	20,335
15,990	1.375%, 11/15/12	16,209
2,700	1.375%, 02/15/13	2,737
15,000	1.750%, 04/15/13	15,318
20,500	1.750%, 03/31/14	20,839
12,000	1.875%, 02/28/14	12,252

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
35,980	2.125%, 12/31/15	36,078
5,475	2.250%, 11/30/17	5,305
26,600	2.375%, 10/31/14	27,423
6,000	2.375%, 02/28/15	6,165
25,000	2.375%, 03/31/16	25,242
10,000	2.500%, 06/30/17	9,931
5,000	2.625%, 06/30/14	5,211
121,450	2.625%, 07/31/14	126,545
239,500	2.625%, 12/31/14	248,799
19,000	2.625%, 02/29/16	19,444
36,325	2.625%, 04/30/16	37,071
26,000	2.625%, 01/31/18	25,710
170,925	2.750%, 05/31/17	172,474
42,090	2.750%, 12/31/17	42,028
169,500	3.125%, 10/31/16	176,068
20,000	3.125%, 01/31/17	20,708
144,765	3.125%, 04/30/17	149,425
252,792	3.125%, 05/15/19	253,601
241,700	3.250%, 12/31/16	252,104
76,500	3.250%, 03/31/17	79,608
5,000	3.500%, 02/15/18	5,225
77,000	4.250%, 11/15/17	84,291
62,060	4.500%, 05/15/17	69,008
9,500	4.625%, 02/15/17	10,640
136,865	4.750%, 08/15/17	154,187
	U.S. Treasury STRIPS,
4,575	08/15/11	4,571
239	02/15/12	238
399	08/15/12	396
26,132	11/15/12	25,859
17,062	02/15/13	16,814
31,374	08/15/13	30,630
10,750	11/15/13	10,446
89,776	02/15/14 (m)	86,639
73,063	05/15/14 (m)	69,981
57,062	08/15/14 (m)	54,268
33,961	11/15/14	32,017
40,209	02/15/15 (m)	37,593
9,895	05/15/15	9,165
15,750	08/15/15	14,467
4,941	08/15/15	4,532
7,010	11/15/15	6,374
38,361	11/15/15	34,826
94,812	02/15/16 (m)	85,086
32,950	05/15/16	29,229

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

44,427	08/15/16	38,894
14,200	11/15/16	12,324
46,981	11/15/16	40,680
105,058	02/15/17	89,802
24,158	05/15/17	20,479
42,303	08/15/17	35,363
90,980	11/15/17	75,111
33,450	02/15/18	27,276
15,500	05/15/18	12,495
41,786	08/15/18	33,293
11,475	02/15/19	8,945
11,897	02/15/19	9,240
105,365	05/15/19	80,744
182,720	08/15/19	138,120
11,000	02/15/20	8,082
4,550	05/15/20	3,308
92,400	05/15/20	66,839
103,900	08/15/20	74,086
8,550	11/15/20	6,018
1,000	02/15/21	694
31,800	08/15/21	21,409
55,600	11/15/21	36,836
17,208	02/15/22	11,237
7,869	02/15/23	4,842
1,200	02/15/24	697
7,000	05/15/24	4,008
5,925	08/15/24	3,341
20,400	11/15/24	11,321
5,800	02/15/25	3,172
2,700	05/15/25	1,454
16,000	08/15/25	8,488
7,300	02/15/26	3,757
22,300	05/15/26	11,307
25,050	11/15/26	12,318
10,800	02/15/27	5,239
28,300	05/15/27	13,534
31,300	08/15/27	14,759
24,650	11/15/27	11,454
37,050	02/15/28	16,972
9,300	05/15/28	4,199
5,900	08/15/28	2,630
800	11/15/28	352
20,115	02/15/29	8,747
3,200	05/15/29	1,372
2,800	08/15/29	1,184
9,120	11/15/29	3,805

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
40,600	02/15/30	16,700
18,000	05/15/30	7,301
6,500	08/15/30	2,601
12,100	02/15/31	4,721
5,300	05/15/31	2,041
14,125	08/15/31	5,369
7,700	11/15/31	2,891
9,425	02/15/32	3,493
1,700	08/15/32	614
5,000	11/15/32	1,776
2,875	08/15/33	983
1,050	05/15/34	345
2,100	11/15/34	673
10,500	02/15/35	3,324
1,700	08/15/35	524
1,175	05/15/36	348

	Total U.S. Treasury Obligations (Cost $5,170,948)	5,310,579

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stock — 0.0% (g)
		Utilities — 0.0% (g)
		Independent Power Producers & Energy Traders — 0.0% (g)
—	(h)	Dynegy, Inc. (Cost $—) (a)	1

Short-Term Investments— 1.1%
		Investment Companies — 1.1%
220,223		JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l)	220,223
1		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l)	1

		Total Investment Companies (Cost $220,224)	220,224

		Total Short-Term Investments (Cost $220,224)	220,224

		Total Investments —99.4% (Cost $18,509,119)	19,158,088
		Other Assets in Excess of Liabilities — 0.6%	100,389

		NET ASSETS — 100.0%	$19,258,477

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 2.7%
	AH Mortgage Advance Trust,
1,280	Series 2010-ADV1, Class A1, 3.968%, 08/15/22 (e)	1,283
2,773	Series 2010-ADV2, Class A1, 4.210%, 05/10/41 (e)	2,784
	Ally Auto Receivables Trust,
1,465	Series 2010-1, Class A3, 1.450%, 05/15/14	1,478
565	Series 2010-3, Class A4, 1.550%, 08/17/15	560
355	Series 2011-1, Class A3, 1.380%, 01/15/15	355
	AmeriCredit Automobile Receivables Trust,
1,510	Series 2008-AF, Class A4, 6.960%, 10/14/14	1,611
270	Series 2010-1, Class A3, 1.660%, 03/17/14	272
	Ameriquest Mortgage Securities, Inc.,
1,429	Series 2003-5, Class A6, SUB, 4.541%, 04/25/33	1,289
677	Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	674
37	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 02/25/13	32
	Bear Stearns Asset-Backed Securities Trust,
903	Series 2003-SD2, Class 2A, VAR, 3.163%, 06/25/43	885
1,411	Series 2006-SD1, Class A, VAR, 0.632%, 04/25/36	1,075
	Centex Home Equity,
549	Series 2001-B, Class A6, 6.360%, 07/25/32	552
435	Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	409
135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	128
1,040	Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	1,030
	Chase Funding Mortgage Loan Asset-Backed Certificates,
609	Series 2003-5, Class 1A4, 4.396%, 02/25/30	606
713	Series 2003-6, Class 1A4, 4.499%, 11/25/34	710
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,609
966	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.348%, 08/25/33	947
2,067	CNH Equipment Trust, Series 2010-A, Class A3, 1.540%, 07/15/14	2,082
	Countrywide Asset-Backed Certificates,

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

8	Series 2004-1, Class 3A, VAR, 0.542%, 04/25/34	6
590	Series 2004-1, Class M1, VAR, 0.762%, 03/25/34	485
480	Series 2004-1, Class M2, VAR, 0.812%, 03/25/34	409
1,539	Series 2004-6, Class M1, VAR, 0.862%, 10/25/34	1,165
230	Series 2004-13, Class MV8, VAR, 1.961%, 01/25/35 (f) (i)	14
354	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	253
99	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	94
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	697
3,000	Distressed Asset Portfolio I, LLC, 3.500%, 12/31/15 (f) (i)	3,000
1,817	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	1,671
	Federal National Mortgage Association Whole Loan,
76	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	80
138	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	138
1,916	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF9, Class A3, VAR, 0.542%, 10/25/35	1,869
1,421	GE Mortgage Services LLC, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	1,494
6	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.521%, 11/25/35	6
	HSBC Home Equity Loan Trust,
244	Series 2005-2, Class A1, VAR, 0.532%, 01/20/35	225
977	Series 2005-2, Class M1, VAR, 0.722%, 01/20/35	909
977	Series 2005-2, Class M2, VAR, 0.752%, 01/20/35	857
361	Series 2006-1, Class A1, VAR, 0.422%, 01/20/36	334
874	Series 2006-2, Class A1, VAR, 0.412%, 03/20/36	829
437	Series 2006-3, Class A2F, SUB, 5.660%, 03/20/36	439
1,075	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	1,122

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued
250	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	256
1,455	Series 2007-2, Class A3F, SUB, 5.810%, 07/20/36	1,480
1,105	Series 2007-3, Class APT, VAR, 1.463%, 11/20/36	1,022
1,539	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.611%, 07/25/34 (e)	1,490
	Long Beach Mortgage Loan Trust,
375	Series 2004-1, Class M3, VAR, 1.312%, 02/25/34	327
20	Series 2004-2, Class B, VAR, 3.761%, 06/25/34 (e) (f) (i)	4
56	Series 2004-5, Class M6, VAR, 2.761%, 09/25/34 (f) (i)	7
1,144	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 2.512%, 03/25/33	749
	New Century Home Equity Loan Trust,
1,000	Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	979
610	Series 2005-1, Class M1, VAR, 0.712%, 03/25/35	479
2,400	Park Place Securities, Inc., Series 2004-WCW1, Class M2, VAR, 0.942%, 09/25/34	2,236
2,100	Residential Asset Securities Corp., Series 2005-EMX3, Class M1, VAR, 0.691%, 09/25/35	1,967
680	Residential Funding Mortgage Securities II, Inc., Series 2003-HI2, Class A6, SUB, 4.760%, 07/25/28	674
1,435	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	1,238
99	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.341%, 06/25/37	87
	Structured Asset Investment Loan Trust,
2,500	Series 2003-BC10, Class A4, VAR, 1.262%, 10/25/33	2,149
1,500	Series 2005-5, Class A9, VAR, 0.532%, 06/25/35	1,402
42	Structured Asset Securities Corp., Series 2007-OSI, Class A2, VAR, 0.352%, 06/25/37	38
211	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 01/02/24	219
1,500	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	1,477

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

295		USAA Auto Owner Trust, Series 2009-2, Class A4, 2.530%, 07/15/15	303

		Total Asset-Backed Securities (Cost $54,891)	55,050

Collateralized Mortgage Obligations — 21.6%
		Agency CMO — 13.3%
694		Federal Home Loan Bank, Series 2000-0606, Class Y, 5.270%, 12/28/12	731
		Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
214		Series 23, Class KZ, 6.500%, 11/25/23	240
1,539		Series 24, Class J, 6.250%, 11/25/23	1,655
276		Series 31, Class Z, 8.000%, 04/25/24	311
		Federal Home Loan Mortgage Corp. REMICS,
34		Series 11, Class D, 9.500%, 07/15/19	36
20		Series 38, Class D, 9.500%, 05/15/20	23
9		Series 81, Class A, 8.125%, 11/15/20	11
24		Series 84, Class F, 9.200%, 10/15/20	27
12		Series 109, Class I, 9.100%, 01/15/21	14
4		Series 198, Class Z, 8.500%, 09/15/22	4
—	(h)	Series 1254, Class N, 8.000%, 04/15/22	—	(h)
160		Series 1316, Class Z, 8.000%, 06/15/22	180
57		Series 1343, Class LB, 7.500%, 08/15/22	68
2		Series 1351, Class TF, HB, 1,010.000%, 08/15/22	41
110		Series 1456, Class Z, 7.500%, 01/15/23	124
805		Series 1543, Class VN, 7.000%, 07/15/23	912
16		Series 1556, Class H, 6.500%, 08/15/13	17
420		Series 1577, Class PV, 6.500%, 09/15/23	453
55		Series 1595, Class D, 7.000%, 10/15/13	57
1,266		Series 1611, Class Z, 6.500%, 11/15/23	1,394
1,366		Series 1628, Class LZ, 6.500%, 12/15/23	1,500
625		Series 1630, Class PK, 6.000%, 11/15/23	686
1,000		Series 1671, Class I, 7.000%, 02/15/24	1,130
16		Series 1671, Class QC, IF, 10.000%, 02/15/24	20
111		Series 1695, Class G, HB, IF, 24.659%, 03/15/24	169
68		Series 1710, Class GB, HB, IF, 37.152%, 04/15/24	117
286		Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	87
151		Series 2022, Class PE, 6.500%, 01/15/28	167
1,079		Series 2033, Class K, 6.050%, 08/15/23	1,115
893		Series 2036, Class PG, 6.500%, 01/15/28	920
310		Series 2055, Class OE, 6.500%, 05/15/13	310
135		Series 2089, Class PJ, IO, 7.000%, 10/15/28	29

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,103	Series 2091, Class PG, 6.000%, 11/15/28	3,353
215	Series 2148, Class ZA, 6.000%, 04/15/29	231
391	Series 2201, Class C, 8.000%, 11/15/29	474
115	Series 2261, Class ZY, 7.500%, 10/15/30	129
1,103	Series 2293, Class ZA, 6.000%, 03/15/31	1,211
124	Series 2297, Class NB, 6.000%, 03/15/16	131
176	Series 2310, Class Z, 6.000%, 04/15/31	189
67	Series 2313, Class LA, 6.500%, 05/15/31	73
563	Series 2325, Class JO, PO, 06/15/31	508
1,548	Series 2330, Class PE, 6.500%, 06/15/31	1,656
462	Series 2344, Class QG, 6.000%, 08/15/16	496
558	Series 2345, Class PQ, 6.500%, 08/15/16	594
414	Series 2368, Class TG, 6.000%, 10/15/16	443
880	Series 2394, Class MC, 6.000%, 12/15/16	948
329	Series 2399, Class PG, 6.000%, 01/15/17	354
300	Series 2410, Class QB, 6.250%, 02/15/32	338
842	Series 2430, Class WF, 6.500%, 03/15/32	931
894	Series 2466, Class DH, 6.500%, 06/15/32	983
2,528	Series 2530, Class SK, IF, IO, 7.834%, 06/15/29	448
303	Series 2534, Class SI, HB, IF, 20.369%, 02/15/32	441
2,000	Series 2543, Class YX, 6.000%, 12/15/32	2,192
2,890	Series 2545, Class SQ, IF, IO, 7.334%, 05/15/17	170
817	Series 2557, Class HL, 5.300%, 01/15/33	884
1,864	Series 2586, Class IO, IO, 6.500%, 03/15/33	377
1,816	Series 2587, Class XS, IF, IO, 7.384%, 09/15/17	127
533	Series 2594, Class IV, IO, 7.000%, 03/15/32	111
141	Series 2602, Class BX, 3.500%, 12/15/22	145
1,716	Series 2610, Class UI, IO, 6.500%, 05/15/33	368
1,515	Series 2613, Class H, 4.500%, 05/15/18	1,613
2,000	Series 2617, Class GR, 4.500%, 05/15/18	2,124
77	Series 2630, Class KX, 4.050%, 06/15/18	77
1,506	Series 2630, Class S, IF, IO, 6.884%, 01/15/17	47
4,342	Series 2636, Class Z, 4.500%, 06/15/18	4,603
3,488	Series 2641, Class SK, IF, IO, 6.884%, 01/15/18	322
152	Series 2643, Class SA, HB, IF, 43.773%, 03/15/32	276
194	Series 2650, Class PO, PO, 12/15/32	180
194	Series 2650, Class SO, PO, 12/15/32	181
586	Series 2656, Class AC, 6.000%, 08/15/33	641
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,453

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
1,134	Series 2658, Class A, 4.500%, 08/15/18	1,172
479	Series 2668, Class SB, IF, 6.964%, 10/15/15	487
631	Series 2686, Class GB, 5.000%, 05/15/20	641
757	Series 2695, Class OB, PO, 10/15/33	664
1,268	Series 2701, Class ST, IF, IO, 6.734%, 08/15/21	62
1,428	Series 2707, Class KA, 4.500%, 11/15/18	1,521
695	Series 2707, Class KJ, 5.000%, 11/15/18	741
5,000	Series 2708, Class N, 4.000%, 11/15/18	5,264
173	Series 2717, Class BA, 6.000%, 11/15/30	176
705	Series 2733, Class SB, IF, 7.771%, 10/15/33	762
1,050	Series 2736, Class PD, 5.000%, 03/15/32	1,112
263	Series 2755, Class SA, IF, 13.669%, 05/15/30	294
1,264	Series 2756, Class NA, 5.000%, 02/15/24	1,357
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,136
360	Series 2764, Class S, IF, 13.086%, 07/15/33	392
240	Series 2776, Class SK, IF, 8.676%, 04/15/34	230
985	Series 2779, Class SM, IF, IO, 6.884%, 10/15/18	80
174	Series 2827, Class SQ, IF, 7.500%, 01/15/19	178
1,000	Series 2845, Class QH, 5.000%, 08/15/34	959
1,540	Series 2864, Class NB, 5.500%, 07/15/33	1,689
4,033	Series 2864, Class NS, IF, IO, 6.834%, 09/15/34	565
1,610	Series 2888, Class IN, IO, 5.000%, 10/15/18	77
1,502	Series 2912, Class EH, 5.500%, 01/15/35	1,611
178	Series 2915, Class SY, IF, 15.585%, 01/15/35	182
511	Series 2931, Class GA, 5.000%, 11/15/28	521
134	Series 2980, Class QB, 6.500%, 05/15/35	148
325	Series 2990, Class SL, HB, IF, 23.519%, 06/15/34	442
4,212	Series 2994, Class SC, IF, IO, 5.334%, 02/15/33	388
753	Series 2995, Class FT, VAR, 0.516%, 05/15/29	751
457	Series 3005, Class PV, IF, 12.311%, 10/15/33	521
485	Series 3006, Class XD, IF, IO, 6.334%, 07/15/35	8
1,287	Series 3028, Class ME, 5.000%, 02/15/34	1,356
504	Series 3031, Class BN, HB, IF, 20.833%, 08/15/35	568
982	Series 3059, Class B, 5.000%, 02/15/35	1,033
1,000	Series 3064, Class OG, 5.500%, 06/15/34	1,088
168	Series 3068, Class AO, PO, 01/15/35	161

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,409	Series 3080, Class TZ, 5.500%, 02/15/33	2,536
952	Series 3117, Class EO, PO, 02/15/36	821
467	Series 3134, Class PO, PO, 03/15/36	407
552	Series 3138, Class PO, PO, 04/15/36	492
1,505	Series 3151, Class PD, 6.000%, 11/15/34	1,629
1,241	Series 3152, Class MO, PO, 03/15/36	1,095
1,800	Series 3189, Class PC, 6.000%, 08/15/35	1,967
4,943	Series 3201, Class IN, IF, IO, 5.984%, 08/15/36	779
6,126	Series 3202, Class HI, IF, IO, 6.384%, 08/15/36	939
785	Series 3219, Class OD, 6.000%, 06/15/33	845
53	Series 3269, Class WF, VAR, 0.000%, 01/15/37	51
2,000	Series 3274, Class B, 6.000%, 02/15/37	2,207
1,087	Series 3292, Class DO, PO, 03/15/37	946
5,854	Series 3305, Class IW, IF, IO, 6.184%, 04/15/37	814
364	Series 3306, Class TB, IF, 3.016%, 04/15/37	343
321	Series 3306, Class TC, IF, 2.476%, 04/15/37	298
648	Series 3331, Class PO, PO, 06/15/37	565
1,550	Series 3336, Class GD, 5.000%, 04/15/36	1,639
5,225	Series 3369, Class SB, IF, IO, 6.154%, 09/15/37	647
2,585	Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	46
2,486	Series 3531, Class SM, IF, IO, 5.834%, 05/15/39	330
495	Series 3542, Class TN, IF, 6.000%, 07/15/36	476
661	Series 3546, Class A, VAR, 5.934%, 02/15/39	704
1,395	Series 3572, Class JS, IF, IO, 6.534%, 09/15/39	201
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,153
3,223	Series 3609, Class SA, IF, IO, 6.074%, 12/15/39	624
885	Series 3611, Class PO, PO, 07/15/34	774
1,850	Series 3620, Class TV, 5.500%, 12/15/20	1,995
1,026	Series 3688, Class GT, VAR, 7.155%, 11/15/46	1,136
721	Federal Home Loan Mortgage Corp. STRIPS, Series 186, Class PO, PO, 08/01/27	622
943	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 4.785%, 10/25/37	947

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
	Federal National Mortgage Association Grantor Trust,
60,228	Series 2001-T12, Class IO, IO, VAR, 0.539%, 08/25/41	1,308
1,313	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,447
107,406	Series 2002-T4, Class IO, IO, VAR, 0.443%, 12/25/41	885
746	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	826
891	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	998
12,227	Series 2004-T3, Class 1IO4, IO, VAR, 0.599%, 02/25/44	223
	Federal National Mortgage Association Interest STRIPS,
4,668	Series 203, Class 2, IO, 8.000%, 02/01/23	1,011
788	Series 266, Class 2, IO, 7.500%, 08/01/24	156
1,406	Series 348, Class 30, IO, 5.500%, 12/01/18	163
1,359	Series 348, Class 31, IO, VAR, 5.500%, 12/01/18	159
1,114	Series 356, Class 42, IO, 5.500%, 12/01/19	138
2,684	Series 380, Class S36, IF, IO, 7.639%, 07/25/37	390
1,454	Series 383, Class 68, IO, 6.500%, 09/01/37	255
2,258	Series 383, Class 69, IO, VAR, 6.500%, 10/01/37	417
659	Series 383, Class 86, IO, VAR, 7.000%, 09/01/37	102
	Federal National Mortgage Association REMICS,
16	Series 1988-13, Class C, 9.300%, 05/25/18	19
153	Series 1989-72, Class E, 9.350%, 10/25/19	175
6	Series 1989-98, Class H, 11.500%, 12/25/19	7
8	Series 1990-1, Class D, 8.800%, 01/25/20	9
11	Series 1990-110, Class H, 8.750%, 09/25/20	12
8	Series 1990-117, Class E, 8.950%, 10/25/20	9
88	Series 1991-141, Class PZ, 8.000%, 10/25/21	100
43	Series 1992-31, Class M, 7.750%, 03/25/22	52
49	Series 1992-79, Class Z, 9.000%, 06/25/22	55
35	Series 1992-101, Class J, 7.500%, 06/25/22	37
448	Series 1992-188, Class PZ, 7.500%, 10/25/22	501

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
522	Series 1992-200, Class SK, HB, IF, 21.576%, 11/25/22	764
37	Series 1993-23, Class PZ, 7.500%, 03/25/23	42
292	Series 1993-56, Class PZ, 7.000%, 05/25/23	324
159	Series 1993-60, Class Z, 7.000%, 05/25/23	176
349	Series 1993-79, Class PL, 7.000%, 06/25/23	387
546	Series 1993-141, Class Z, 7.000%, 08/25/23	627
276	Series 1993-149, Class M, 7.000%, 08/25/23	306
1,048	Series 1993-160, Class ZA, 6.500%, 09/25/23	1,160
96	Series 1993-165, Class SA, IF, 19.159%, 09/25/23	131
10	Series 1993-205, Class H, PO, 09/25/23	9
90	Series 1993-247, Class SM, HB, IF, 24.179%, 12/25/23	136
99	Series 1993-255, Class E, 7.100%, 12/25/23	110
120	Series 1993-257, Class C, PO, 06/25/23	119
203	Series 1994-1, Class L, 6.500%, 01/25/14	214
2,757	Series 1994-23, Class PX, 6.000%, 08/25/23	3,037
137	Series 1994-65, Class PK, PO, 04/25/24	121
421	Series 1995-4, Class Z, 7.500%, 10/25/22	481
649	Series 1995-19, Class Z, 6.500%, 11/25/23	732
62	Series 1996-59, Class K, 6.500%, 07/25/23	64
145	Series 1997-11, Class E, 7.000%, 03/18/27	161
531	Series 1997-20, Class D, 7.000%, 03/17/27	593
63	Series 1997-27, Class J, 7.500%, 04/18/27	69
1,541	Series 1997-37, Class SM, IF, IO, 7.719%, 12/25/22	327
500	Series 1997-42, Class EG, 8.000%, 07/18/27	610
901	Series 1997-63, Class ZA, 6.500%, 09/18/27	995
767	Series 1998-66, Class FB, VAR, 0.611%, 12/25/28	768
1,429	Series 1999-47, Class JZ, 8.000%, 09/18/29	1,742
435	Series 2000-8, Class Z, 7.500%, 02/20/30	489
693	Series 2001-4, Class PC, 7.000%, 03/25/21	750
213	Series 2001-5, Class OW, 6.000%, 03/25/16	222
1,037	Series 2001-14, Class Z, 6.000%, 05/25/31	1,136
1,242	Series 2001-16, Class Z, 6.000%, 05/25/31	1,361

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
828	Series 2001-36, Class ST, IF, IO, 8.238%, 11/25/30	146
3,156	Series 2001-72, Class SB, IF, IO, 7.238%, 12/25/31	563
634	Series 2002-11, Class QG, 5.500%, 03/25/17	684
219	Series 2002-19, Class SC, IF, 13.713%, 03/17/32	266
575	Series 2002-55, Class QE, 5.500%, 09/25/17	626
640	Series 2002-63, Class KC, 5.000%, 10/25/17	683
273	Series 2002-73, Class AN, 5.000%, 11/25/17	291
488	Series 2003-8, Class QD, 5.000%, 09/25/16	495
2,082	Series 2003-14, Class EH, IF, IO, 7.338%, 03/25/18	252
1,100	Series 2003-17, Class EQ, 5.500%, 03/25/23	1,196
1,000	Series 2003-18, Class GT, 5.000%, 03/25/18	1,078
2,574	Series 2003-30, Class IP, IO, 5.750%, 08/25/32	240
2,000	Series 2003-47, Class PE, 5.750%, 06/25/33	2,160
67	Series 2003-60, Class DA, 4.250%, 06/25/21	68
1,369	Series 2003-64, Class KS, IF, 9.309%, 07/25/18	1,496
391	Series 2003-64, Class SX, IF, 13.100%, 07/25/33	425
1,110	Series 2003-73, Class GA, 3.500%, 05/25/31	1,150
2,000	Series 2003-83, Class PG, 5.000%, 06/25/23	2,132
67	Series 2003-91, Class SD, IF, 12.064%, 09/25/33	73
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,065
2,000	Series 2003-106, Class WE, 4.500%, 11/25/22	2,117
3,182	Series 2003-109, Class TS, IF, IO, 6.838%, 08/25/22	329
475	Series 2003-128, Class KE, 4.500%, 01/25/14	493
9,247	Series 2003-128, Class NG, 4.000%, 01/25/19	9,766
1,000	Series 2004-8, Class GD, 4.500%, 10/25/32	1,051

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,047
113	Series 2004-22, Class A, 4.000%, 04/25/19	118
1,000	Series 2004-53, Class NC, 5.500%, 07/25/24	1,054
652	Series 2004-72, Class F, VAR, 0.762%, 09/25/34	654
474	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	18
1,000	Series 2004-101, Class PD, 5.000%, 06/25/30	1,053
200	Series 2005-42, Class PS, IF, 16.346%, 05/25/35	243
995	Series 2005-51, Class MO, PO, 06/25/35	884
3,594	Series 2005-53, Class CS, IF, IO, 6.438%, 06/25/35	605
2,275	Series 2005-59, Class PC, 5.500%, 03/25/31	2,400
583	Series 2005-65, Class KO, PO, 08/25/35	540
6,800	Series 2005-68, Class BC, 5.250%, 06/25/35	7,345
6,386	Series 2005-72, Class WS, IF, IO, 6.488%, 08/25/35	809
1,407	Series 2005-84, Class XM, 5.750%, 10/25/35	1,533
443	Series 2005-90, Class ES, IF, 16.221%, 10/25/35	539
1,094	Series 2005-97, Class B, 5.500%, 11/25/35	1,176
466	Series 2005-106, Class US, HB, IF, 23.608%, 11/25/35	645
594	Series 2005-116, Class PB, 6.000%, 04/25/34	642
438	Series 2006-2, Class IG, IO, 6.000%, 06/25/32	6
2,812	Series 2006-20, Class IB, IF, IO, 6.329%, 04/25/36	486
716	Series 2006-22, Class AO, PO, 04/25/36	613
775	Series 2006-27, Class OH, PO, 04/25/36	697
1,208	Series 2006-46, Class LI, IO, 6.000%, 02/25/34	67
1,375	Series 2006-59, Class QO, PO, 01/25/33	1,237
1,162	Series 2006-61, Class AP, 6.000%, 08/25/35	1,249
59	Series 2006-74, Class UT, IF, 10.500%, 08/25/36	60
2,500	Series 2006-77, Class PC, 6.500%, 08/25/36	2,790
1,902	Series 2006-110, Class PO, PO, 11/25/36	1,660

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
429	Series 2006-114, Class DS, VAR, 0.000%, 12/25/36	360
185	Series 2006-115, Class OM, PO, 12/25/36	174
672	Series 2006-128, Class PO, PO, 01/25/37	575
855	Series 2007-10, Class Z, 6.000%, 02/25/37	925
2,559	Series 2007-22, Class SC, IF, IO, 5.819%, 03/25/37	305
1,990	Series 2007-47, Class PC, 5.000%, 07/25/33	2,085
937	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	191
1,600	Series 2007-79, Class PC, 5.000%, 01/25/32	1,691
559	Series 2007-100, Class SM, IF, IO, 6.189%, 10/25/37	81
6,817	Series 2008-62, Class SM, IF, IO, 5.938%, 07/25/38	983
852	Series 2008-68, Class VK, 5.500%, 03/25/27	926
1,075	Series 2008-68, Class VN, 5.500%, 03/25/27	1,169
20,084	Series 2008-91, Class SI, IF, IO, 5.739%, 03/25/38	2,393
1,497	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	139
1,432	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	157
3,496	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	338
1,616	Series 2009-29, Class LA, VAR, 4.951%, 05/25/39	1,603
3,583	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	557
1,605	Series 2009-108, Class VN, 5.000%, 09/25/39	1,713
9,246	Series 2009-112, Class ST, IF, IO, 5.988%, 01/25/40	1,090
6,078	Series 2009-112, Class SW, IF, IO, 5.988%, 01/25/40	716
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,438
1,859	Series 2010-19, Class VA, 5.000%, 02/25/21	1,984
13,413	Series 2010-35, Class SB, IF, IO, 6.158%, 04/25/40	1,795
3,277	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	318
280	Series 2010-45, Class PO, PO, 05/25/40	261

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,590	Series 2010-49, Class SC, IF, 12.137%, 03/25/40	1,733
1,083	Series 2010-64, Class DM, 5.000%, 06/25/40	1,136
1,668	Series 2010-111, Class AE, 5.500%, 04/25/38	1,782
1,970	Series 2011-22, Class MA, 6.500%, 04/25/38	2,226
35	Series G-29, Class O, 8.500%, 09/25/21	38
47	Series G92-15, Class Z, 7.000%, 01/25/22	47
22	Series G92-30, Class Z, 7.000%, 06/25/22	24
47	Series G92-62, Class B, PO, 10/25/22	43
	Federal National Mortgage Association Whole Loan,
1,003	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	1,160
14,230	Series 2002-W10, Class IO, IO, VAR, 0.980%, 08/25/42	448
23,665	Series 2002-W7, Class IO1, IO, VAR, 0.927%, 06/25/29	772
47	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	50
426	Series 2003-W4, Class 2A, 6.500%, 10/25/42	491
653	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	698
48,271	Series 2004-W11, Class 1IO1, IO, VAR, 0.352%, 05/25/44	562
283	Series 2004-W2, Class 1A3F, VAR, 0.611%, 02/25/44	280
361	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	429
1,053	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	1,176
830	Series 2004-W8, Class 3A, 7.500%, 06/25/44	943
1,250	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	1,431
1,548	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,733
	Government National Mortgage Association,
192	Series 1997-7, Class ZA, 9.000%, 05/16/27	220
218	Series 1997-8, Class PN, 7.500%, 05/16/27	244
2,870	Series 1999-15, Class S, IF, IO, 7.935%, 05/16/29	524
49	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	57

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
530	Series 1999-44, Class ZG, 8.000%, 12/20/29	603
330	Series 2000-9, Class Z, 8.000%, 06/20/30	375
251	Series 2000-26, Class Z, 7.750%, 09/20/30	283
194	Series 2001-63, Class SI, HB, IF, 21.275%, 05/20/26	5
2,762	Series 2002-4, Class TD, 7.000%, 01/20/32	3,290
2,077	Series 2002-13, Class QA, IF, IO, 7.785%, 02/16/32	389
1,195	Series 2002-45, Class QE, 6.500%, 06/20/32	1,362
67	Series 2002-47, Class HM, 6.000%, 07/16/32	73
7,385	Series 2002-68, Class SC, IF, IO, 5.435%, 10/16/32	1,012
1,880	Series 2002-84, Class PH, 6.000%, 11/16/32	2,060
996	Series 2003-4, Class TI, IO, 5.500%, 05/16/31	44
316	Series 2003-52, Class SB, IF, 11.087%, 06/16/33	341
916	Series 2003-79, Class PV, 5.500%, 10/20/23	1,003
6,000	Series 2003-101, Class SK, IF, IO, 6.296%, 10/17/33	988
240	Series 2004-2, Class SA, IF, 19.580%, 01/16/34	285
8,482	Series 2004-59, Class SG, IF, IO, 6.237%, 07/20/34	1,192
62	Series 2004-73, Class AE, IF, 14.311%, 08/17/34	73
4,077	Series 2004-86, Class SP, IF, IO, 5.837%, 09/20/34	505
2,815	Series 2004-90, Class SI, IF, IO, 5.837%, 10/20/34	365
5,039	Series 2004-105, Class SN, IF, IO, 5.837%, 12/20/34	655
8,382	Series 2005-3, Class SD, IF, IO, 5.837%, 01/20/31	587
6,540	Series 2005-48, Class CS, IF, IO, 6.037%, 04/20/33	581
523	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	89
9,753	Series 2006-23, Class S, IF, IO, 6.237%, 01/20/36	1,215
7,207	Series 2006-26, Class S, IF, IO, 6.237%, 06/20/36	795
723	Series 2006-59, Class PC, 5.500%, 04/20/35	786

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
8,840	Series 2007-7, Class EI, IF, IO, 5.937%, 02/20/37	1,036
3,984	Series 2007-9, Class CI, IF, IO, 5.937%, 03/20/37	459
6,951	Series 2007-16, Class KU, IF, IO, 6.387%, 04/20/37	988
486	Series 2007-17, Class JO, PO, 04/16/37	432
1,000	Series 2007-22, Class PK, 5.500%, 04/20/37	1,068
8,150	Series 2007-24, Class SA, IF, IO, 6.247%, 05/20/37	1,103
2,589	Series 2007-26, Class SC, IF, IO, 5.937%, 05/20/37	302
1,849	Series 2007-67, Class SI, IF, IO, 6.247%, 11/20/37	237
561	Series 2008-29, Class PO, PO, 02/17/33	513
226	Series 2008-34, Class OC, PO, 06/20/37	142
2,174	Series 2008-40, Class PS, IF, IO, 6.235%, 05/16/38	329
4,107	Series 2008-40, Class SA, IF, IO, 6.135%, 05/16/38	676
587	Series 2008-43, Class NA, 5.500%, 11/20/37	627
11,912	Series 2008-50, Class SA, IF, IO, 5.967%, 06/20/38	1,381
1,980	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	596
7,618	Series 2009-16, Class SJ, IF, IO, 6.537%, 05/20/37	1,012
4,309	Series 2009-72, Class SM, IF, IO, 5.985%, 08/16/39	520
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	102
6,317	Series 2009-77, Class CS, IF, IO, 6.735%, 06/16/38	893
1,265	Series 2009-79, Class OK, PO, 11/16/37	1,108
2,699	Series 2009-83, Class TS, IF, IO, 5.837%, 08/20/39	288
4,430	Series 2009-106, Class XL, IF, IO, 6.487%, 06/20/37	606
6,290	Series 2010-4, Class SB, IF, IO, 6.235%, 08/16/39	802
940	Series 2010-14, Class DO, PO, 03/20/36	888
1,135	Series 2010-14, Class QP, 6.000%, 12/20/39	1,228
1,635	Series 2010-31, Class SK, IF, IO, 5.837%, 11/20/34	213
1,636	Series 2010-157, Class OP, PO, 12/20/40	1,243

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
	NCUA Guaranteed Notes,
3,912	Series 2010-C1, Class APT, 2.650%, 10/29/20	3,804
518	Series 2010-R3, Class 3A, 2.400%, 12/08/20	507
	Vendee Mortgage Trust,
1,212	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,365
3,181	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,655
435	Series 1999-1, Class 2Z, 6.500%, 01/15/29	504

		276,164

	Non-Agency CMO — 8.3%
	ABN Amro Mortgage Corp.,
812	Series 2003-7, Class A3, 4.500%, 07/25/18	827
378	Series 2003-9, Class A1, 4.500%, 08/25/18	388
	Adjustable Rate Mortgage Trust,
1,646	Series 2005-4, Class 7A2, VAR, 0.492%, 08/25/35	1,549
314	Series 2005-5, Class 6A21, VAR, 0.492%, 09/25/35	265
	American General Mortgage Loan Trust,
1,639	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,759
2,540	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	2,661
3,000	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	3,073
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.090%, 09/25/35	2,319
302	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 5.423%, 05/24/36 (e)	309
	Banc of America Alternative Loan Trust,
685	Series 2003-11, Class 2A1, 6.000%, 01/25/34	686
726	Series 2004-6, Class 4A1, 5.000%, 07/25/19	738
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,261
515	Series 2005-7, Class 30PO, PO, 11/25/35	298
2,095	Series 2005-E, Class 4A1, VAR, 2.828%, 03/20/35	2,070
	Banc of America Mortgage Securities, Inc.,
2,030	Series 2003-3, Class 1A7, 5.500%, 05/25/33	2,081
945	Series 2003-4, Class 1B1, 5.500%, 06/25/33	878

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
525	Series 2003-7, Class A2, 4.750%, 09/25/18	542
432	Series 2004-2, Class 2A4, 5.500%, 03/25/34	406
3,593	Series 2004-3, Class 2A1, 5.500%, 04/25/34	3,676
1,458	Series 2004-5, Class 3A3, 5.000%, 06/25/19	1,526
608	Series 2004-5, Class 4A1, 4.750%, 06/25/19	621
742	Series 2004-7, Class 2A2, 5.750%, 08/25/34	762
284	Series 2004-8, Class XPO, PO, 10/25/34	214
18	Series 2004-11, Class 15PO, PO, 01/25/20	15
995	Series 2004-F, Class 1A1, VAR, 2.767%, 07/25/34	932
257	Series 2005-1, Class 15PO, PO, 02/25/20	203
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	493
1,695	Series 2005-1, Class 2A1, 5.000%, 02/25/20	1,726
229	Series 2005-10, Class 15PO, PO, 11/25/20	181
360	Series 2005-11, Class 15PO, PO, 12/25/20	286
323	Series 2007-1, Class 1A7, 5.750%, 03/25/37	325
	BCAP LLC Trust,
517	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	525
1,699	Series 2010-RR7, Class 16A1, VAR, 0.992%, 02/26/47 (e)	1,605
1,639	Series 2010-RR8, Class 3A3, VAR, 5.121%, 05/26/35 (e)	1,675
1,731	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/26/35 (e)	1,738
347	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 2.798%, 10/25/33	342
9	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 7.131%, 03/25/31	10
514	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	526
	Chase Mortgage Finance Corp.,
587	Series 2003-S10, Class A1, 4.750%, 11/25/18	603
742	Series 2003-S13, Class A2, 5.000%, 11/25/33	762
1,294	Series 2004-S1, Class M, VAR, 5.091%, 02/25/19	1,263

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
	Citicorp Mortgage Securities, Inc.,
846	Series 2004-1, Class 3A1, 4.750%, 01/25/34	864
1,100	Series 2004-4, Class A4, 5.500%, 06/25/34	1,151
940	Series 2006-1, Class 2A1, 5.000%, 02/25/21	945
	Citigroup Mortgage Loan Trust, Inc.,
114	Series 2003-UST1, Class PO3, PO, 12/25/18	97
227	Series 2004-HYB4, Class AA, VAR, 0.592%, 12/25/34	209
308	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	311
	Countrywide Alternative Loan Trust,
451	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	463
1,838	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	1,838
439	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	443
1,558	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,608
1,605	Series 2004-J13, Class 1A4, SUB, 5.030%, 02/25/35	1,627
573	Series 2005-5R, Class A1, 5.250%, 12/25/18	583
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	682
5,500	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	4,710
2,000	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,563
315	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	310
96	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	60
513	Series 2006-26CB, Class A9, 6.500%, 09/25/36	382
	Countrywide Home Loan Mortgage Pass-Through Trust,
317	Series 2002-22, Class A20, 6.250%, 10/25/32	329
1,164	Series 2003-40, Class A3, 4.500%, 10/25/18	1,179
1,293	Series 2003-50, Class A1, 5.000%, 11/25/18	1,334
212	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	206

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,203	Series 2004-3, Class A25, 5.750%, 04/25/34	1,159
2,728	Series 2004-4, Class A13, 5.250%, 05/25/34	2,835
1,395	Series 2004-5, Class 2A9, 5.250%, 05/25/34	1,460
9	Series 2005-13, Class A1, 5.500%, 06/25/35	9
500	Series 2005-13, Class A2, 5.500%, 06/25/35	501
1,380	Series 2005-22, Class 2A1, VAR, 3.094%, 11/25/35	1,110
	Credit Suisse Mortgage Capital Certificates,
889	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	897
1,500	Series 2010-16, Class A3, VAR, 4.250%, 06/25/50 (e)	1,380
	CS First Boston Mortgage Securities Corp.,
398	Series 2003-29, Class 8A1, 6.000%, 11/25/18	406
3,548	Series 2004-4, Class 5A4, IF, IO, 7.288%, 08/25/34	460
1,000	Series 2005-1, Class 1A16, 5.500%, 02/25/35	749
694	Series 2005-7, Class 5A1, 4.750%, 08/25/20	705
480	Series 2005-10, Class 10A4, 6.000%, 11/25/35	302
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	754
223	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	129
736	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 2.338%, 09/25/34	695
	First Horizon Asset Securities, Inc.,
276	Series 2003-8, Class 1A43, PO, 10/25/33	208
289	Series 2004-AR7, Class 2A1, VAR, 2.742%, 02/25/35	286
	GMAC Mortgage Corp. Loan Trust,
2,673	Series 2003-J10, Class A1, 4.750%, 01/25/19	2,761
654	Series 2004-J5, Class A7, 6.500%, 01/25/35	679
325	Series 2005-AR3, Class 3A4, VAR, 3.225%, 06/19/35	263

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
	GSR Mortgage Loan Trust,
559	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	549
970	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	1,027
740	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	753
3,485	Series 2005-2F, Class 1A5, 5.500%, 03/25/35	3,479
1,000	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	948
	Impac CMB Trust,
1,661	Series 2004-10, Class 3A1, VAR, 0.961%, 03/25/35	1,355
1,007	Series 2004-10, Class 3A2, VAR, 1.061%, 03/25/35	489
30	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	31
	JP Morgan Mortgage Trust,
2,456	Series 2004-S1, Class 3A1, 5.500%, 09/25/34	2,551
1,416	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,392
1,518	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	1,483
1,430	Series 2005-A2, Class 5A2, VAR, 4.295%, 04/25/35	1,435
2,017	Series 2006-A2, Class 4A1, VAR, 2.927%, 08/25/34	2,009
385	Series 2006-A2, Class 5A3, VAR, 2.974%, 11/25/33	389
432	Series 2007-A1, Class 5A2, VAR, 2.968%, 07/25/35	417
1,159	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 4.305%, 08/26/35 (e)	1,168
	MASTR Adjustable Rate Mortgages Trust,
491	Series 2004-13, Class 2A1, VAR, 2.826%, 04/21/34	479
414	Series 2004-13, Class 3A6, VAR, 2.899%, 11/21/34	417
	MASTR Alternative Loans Trust,
759	Series 2003-7, Class 4A3, 8.000%, 11/25/18	777
353	Series 2003-8, Class 3A1, 5.500%, 12/25/33	357
992	Series 2003-9, Class 5A1, 4.500%, 12/25/18	1,016

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,331	Series 2004-6, Class 6A1, 6.500%, 07/25/34	1,397
208	Series 2004-7, Class 30PO, PO, 08/25/34	149
101	Series 2004-7, Class 3A1, 6.500%, 08/25/34	104
1,000	Series 2004-8, Class 6A1, 5.500%, 09/25/19	1,020
1,760	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,792
458	Series 2004-11, Class 8A3, 5.500%, 11/25/19	437
80	Series 2005-1, Class 5A1, 5.500%, 01/25/20	82
	MASTR Asset Securitization Trust,
110	Series 2003-6, Class 8A1, 5.500%, 07/25/33	112
648	Series 2003-10, Class 3A1, 5.500%, 11/25/33	682
256	Series 2003-11, Class 10A1, 5.000%, 12/25/18	264
414	Series 2003-11, Class 3A1, 4.500%, 12/25/18	421
151	Series 2004-6, Class 15PO, PO, 05/25/19	122
1,095	Series 2004-6, Class 3A1, 5.250%, 07/25/19	1,120
542	Series 2004-6, Class 4A1, 5.000%, 07/25/19	563
241	Series 2004-8, Class PO, PO, 08/25/19	199
434	Series 2004-10, Class 1A1, 4.500%, 10/25/19	447
1,981	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	2,104
363	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	247
1,683	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.542%, 08/25/35	1,535
	MLCC Mortgage Investors, Inc.,
1,139	Series 2004-C, Class A2, VAR, 0.765%, 07/25/29	1,092
858	Series 2004-D, Class A3, VAR, 2.231%, 08/25/29	830
	Morgan Stanley Mortgage Loan Trust,
1,698	Series 2004-3, Class 4A, VAR, 5.653%, 04/25/34	1,805
583	Series 2004-7AR, Class 2A6, VAR, 2.598%, 09/25/34	548

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
447	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.581%, 02/25/35	347
	Nomura Asset Acceptance Corp.,
375	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	380
1,293	Series 2005-AR1, Class 1A1, VAR, 2.786%, 02/25/35	1,030
	Paine Webber CMO Trust,
11	Series H, Class 4, 8.750%, 04/01/18	12
11	Series L, Class 4, 8.950%, 07/01/18	12
894	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	943
	Residential Accredit Loans, Inc.,
1,047	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,065
546	Series 2004-QS8, Class A2, 5.000%, 06/25/34	547
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	3,247
471	Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.000%, 07/25/36	359
	Residential Funding Mortgage Securities I,
960	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	970
544	Series 2005-SA4, Class 1A1, VAR, 3.236%, 09/25/35	419
4,063	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	3,620
358	Residential Funding Securities LLC, Series 2003-RM2, Class AII, 5.000%, 05/25/18	373
110	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	114
1,673	Sequoia Mortgage Trust, Series 2004-8, Class A2, VAR, 0.830%, 09/20/34	1,535
	Structured Adjustable Rate Mortgage Loan Trust,
685	Series 2004-14, Class 1A, VAR, 2.830%, 10/25/34	589
617	Series 2005-5, Class A1, VAR, 0.492%, 05/25/35	579
287	Series 2005-5, Class A2, VAR, 0.492%, 05/25/35	268
	Structured Asset Securities Corp.,
146	Series 2003-21, Class 1A3, 5.500%, 07/25/33	149

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
4,678	Series 2003-26A, Class 3A5, VAR, 2.604%, 09/25/33	4,361
939	Series 2003-31A, Class B1, VAR, 2.721%, 10/25/33	390
789	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	803
807	Series 2003-37A, Class 2A, VAR, 5.012%, 12/25/33	836
630	Series 2004-7, Class 2A1, VAR, 5.363%, 05/25/24	654
1,764	Series 2005-5, Class 2A1, 5.500%, 04/25/35	1,806
573	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, VAR, 0.381%, 10/25/46	567
	WaMu Mortgage Pass-Through Certificates,
657	Series 2002-S4, Class A4, 6.500%, 10/19/29	683
462	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	474
985	Series 2003-AR8, Class A, VAR, 2.717%, 08/25/33	1,000
717	Series 2003-AR9, Class 1A6, VAR, 2.712%, 09/25/33	711
208	Series 2003-S4, Class 3A, 5.500%, 06/25/33	221
300	Series 2004-AR3, Class A1, VAR, 2.703%, 06/25/34	295
842	Series 2004-AR3, Class A2, VAR, 2.703%, 06/25/34	828
718	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	753
714	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	741
1,774	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	1,773
205	Series 2005-AR2, Class 2A21, VAR, 0.592%, 01/25/45	174
1,822	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,597
2,131	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.000%, 03/25/34	2,233
	Wells Fargo Mortgage-Backed Securities Trust,
486	Series 2003-8, Class A9, 4.500%, 08/25/18	502
172	Series 2003-10, Class A1, 4.500%, 09/25/18	178

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
382	Series 2003-11, Class 1A4, 4.750%, 10/25/18	382
701	Series 2003-12, Class A2, 4.500%, 11/25/18	720
393	Series 2003-17, Class 2A9, PO, 01/25/34	265
423	Series 2003-18, Class A1, 5.500%, 12/25/33	433
881	Series 2003-F, Class A1, VAR, 4.831%, 06/25/33	909
310	Series 2003-J, Class 2A5, VAR, 4.426%, 10/25/33	317
910	Series 2003-M, Class A1, VAR, 4.690%, 12/25/33	942
611	Series 2004-B, Class A1, VAR, 4.930%, 02/25/34	636
320	Series 2004-DD, Class 2A8, VAR, 2.745%, 01/25/35	229
467	Series 2004-EE, Class 3A1, VAR, 2.952%, 12/25/34	467
644	Series 2004-EE, Class 3A2, VAR, 2.952%, 12/25/34	655
1,529	Series 2004-K, Class 1A2, VAR, 4.463%, 07/25/34	1,583
149	Series 2004-Q, Class 1A3, VAR, 4.879%, 09/25/34	140
555	Series 2004-Q, Class 2A2, VAR, 4.695%, 09/25/34	479
552	Series 2004-U, Class A1, VAR, 2.920%, 10/25/34	552
635	Series 2005-1, Class 1A1, 4.750%, 01/25/20	651
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	1,941
954	Series 2005-13, Class A1, 5.000%, 11/25/20	996
182	Series 2005-AR13, Class A1, VAR, 5.270%, 05/25/35	182
		170,971

	Total Collateralized Mortgage Obligations (Cost $425,838)	447,135

Commercial Mortgage-Backed Securities — 3.3%
	Banc of America Commercial Mortgage, Inc.,
1,730	Series 2005-1, Class AJ, VAR, 5.157%, 11/10/42	1,830
1,050	Series 2005-3, Class A4, 4.668%, 07/10/43	1,102
2,435	Series 2005-3, Class AM, 4.727%, 07/10/43	2,516
1,050	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	1,128

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
1,944	Series 2005-6, Class ASB, VAR, 5.195%, 09/10/47	2,057
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	521
3,010	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	3,290
1,005	Series 2006-4, Class A4, 5.634%, 07/10/46	1,091
2,056	Series 2006-5, Class A4, 5.414%, 09/10/47	2,195
	Banc of America Large Loan, Inc.,
500	Series 2009-UB1, Class A4A, VAR, 5.620%, 06/24/50 (e)	540
1,234	Series 2010-HLTN, Class HLTN, VAR, 2.016%, 11/15/15 (e)	1,187
	Bear Stearns Commercial Mortgage Securities,
482	Series 2004-T14, Class A3, 4.800%, 01/12/41	496
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	686
2,570	Series 2006-PW11, Class A4, VAR, 5.452%, 03/11/39	2,803
75	Series 2006-PW12, Class A4, VAR, 5.722%, 09/11/38	82
250	Series 2006-T24, Class A4, 5.537%, 10/12/41	271
1,973	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	2,068
1,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VAR, 5.222%, 07/15/44	1,582
1,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, VAR, 5.659%, 03/15/39	1,084
2,321	CS First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	2,412
2,180	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	2,284
1,025	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	1,030
	GMAC Commercial Mortgage Securities, Inc.,
132	Series 2003-C1, Class A1, 3.337%, 05/10/36	133
645	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	687
2,330	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	2,436

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	GS Mortgage Securities Corp. II,
465	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	502
793	Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	815
	JP Morgan Chase Commercial Mortgage Securities Corp.,
2,000	Series 2005-CB13, Class A4, VAR, 5.280%, 01/12/43	2,140
200	Series 2005-LDP2, Class AM, 4.780%, 07/15/42	209
1,000	Series 2006-CB14, Class A4, VAR, 5.481%, 12/12/44	1,071
94,713	Series 2006-CB15, Class X1, IO, VAR, 0.086%, 06/12/43	678
285	Series 2006-CB17, Class A4, 5.429%, 12/12/43	305
620	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	666
160	Series 2006-LDP7, Class A4, VAR, 5.875%, 04/15/45	175
	LB-UBS Commercial Mortgage Trust,
405	Series 2006-C1, Class A4, 5.156%, 02/15/31	435
1,060	Series 2006-C4, Class A4, VAR, 5.883%, 06/15/38	1,168
560	Series 2006-C6, Class A4, 5.372%, 09/15/39	602
	Merrill Lynch Mortgage Trust,
1,425	Series 2005-CKI1, Class AM, VAR, 5.241%, 11/12/37	1,509
1,750	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,888
1,750	Series 2005-LC1, Class AJ, VAR, 5.331%, 01/12/44	1,772
2,000	Series 2005-LC1, Class AM, VAR, 5.272%, 01/12/44	2,111
1,755	Series 2006-C1, Class A4, VAR, 5.659%, 05/12/39	1,925
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
1,725	Series 2006-1, Class A4, VAR, 5.431%, 02/12/39	1,867
250	Series 2006-4, Class A3, VAR, 5.172%, 12/12/49	266
	Morgan Stanley Capital I,
645	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	693
204	Series 2006-T23, Class A1, 5.682%, 08/12/41	204

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
1,575	Series 2006-T23, Class AM, VAR, 5.806%, 08/12/41	1,710
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	825
3,000	Morgan Stanley Reremic Trust, Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	3,188
1,290	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.047%, 08/15/39	1,403
	Wachovia Bank Commercial Mortgage Trust,
1,587	Series 2004-C15, Class A2, 4.039%, 10/15/41	1,591
193	Series 2005-C16, Class AJ, VAR, 4.896%, 10/15/41	200
170	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	182
1,500	Series 2005-C21, Class AM, VAR, 5.203%, 10/15/44	1,603
250	Series 2006-C25, Class A4, VAR, 5.738%, 05/15/43	273

	Total Commercial Mortgage-Backed Securities (Cost $62,457)	67,487

Convertible Bond — 0.1%
	Materials — 0.1%
	Construction Materials — 0.1%
665	U.S. Concrete, Inc., 9.500%, 08/31/15 (e) (Cost $665)	844

Corporate Bonds — 36.9%
	Consumer Discretionary — 5.7%
	Auto Components — 0.1%
531	Goodyear Tire & Rubber Co. (The), 10.500%, 05/15/16	605
890	Johnson Controls, Inc., 5.700%, 03/01/41	908

		1,513

	Automobiles — 0.4%
2,000	Daimler Finance North America LLC, 7.300%, 01/15/12	2,111
400	Ford Motor Co., 9.215%, 09/15/21	462
	Motors Liquidation Co.,
120	5.250%, 03/06/32	926
385	6.250%, 07/15/33	3,023
21	7.250%, 04/15/41	159
1	7.250%, 07/15/41	4
42	7.250%, 02/15/52	311
55	7.375%, 05/15/48	412
1	7.375%, 10/01/51	10
2,500	7.700%, 04/15/16 (d)	794

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Automobiles — Continued
250	Navistar International Corp., 8.250%, 11/01/21	277

		8,489

	Broadcasting & Cable TV — 0.7%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	30
80	Cablevision Systems Corp., 8.000%, 04/15/20	87
350	CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	424
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,075	7.000%, 01/15/19	1,094
425	7.000%, 01/15/19 (e)	431
1,000	7.250%, 10/30/17	1,050
125	7.875%, 04/30/18	134
330	8.125%, 04/30/20	356
1,280	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	1,354
	DISH DBS Corp.,
400	7.000%, 10/01/13	430
730	7.125%, 02/01/16	779
475	7.875%, 09/01/19	515
847	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	900
1,675	Sirius XM Radio, Inc., 9.750%, 09/01/15 (e)	1,895
1,750	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	1,877
2,020	Videotron Ltee, (Canada), 9.125%, 04/15/18	2,267
1,000	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	1,134

		14,757

	Distributors — 0.2%
2,360	AmeriGas Partners LP/AmeriGas Finance Corp., 6.500%, 05/20/21	2,431
450	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	445

		2,876

	Diversified Consumer Services — 0.3%
750	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	752
500	Mac-Gray Corp., 7.625%, 08/15/15	506
	Service Corp. International,
495	7.000%, 06/15/17	527

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Diversified Consumer Services — Continued
700	7.000%, 05/15/19	723
2,073	7.625%, 10/01/18	2,255
	Stewart Enterprises, Inc.,
165	3.125%, 07/15/14	167
1,863	6.250%, 02/15/13	1,863

		6,793

	Gaming — 0.8%
2,502	Chukchansi Economic Development Authority, 8.000%, 11/15/13 (e)	1,877
	Mashantucket Western Pequot Tribe,
250	5.912%, 09/01/21 (d) (e)	113
1,010	8.500%, 11/15/15 (d) (e)	101
500	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	575
	MGM Resorts International,
1,000	6.875%, 04/01/16	935
3,675	10.000%, 11/01/16 (e)	3,905
825	11.375%, 03/01/18	936
1,750	Peninsula Gaming LLC, 8.375%, 08/15/15	1,877
1,210	Pinnacle Entertainment, Inc., 8.625%, 08/01/17	1,328
1,750	Seminole Hard Rock Entertainment, Inc., VAR, 2.802%, 03/15/14 (e)	1,706
150	Seminole Indian Tribe of Florida, 7.750%, 10/01/17 (e)	159
350	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	362
2,000	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	1,360
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
625	7.750%, 08/15/20	661
165	7.875%, 11/01/17	176
350	7.875%, 05/01/20	371

		16,442

	Hotels, Restaurants & Leisure — 0.5%
700	AMC Entertainment, Inc., 8.750%, 06/01/19	752
500	Cinemark USA, Inc., 8.625%, 06/15/19	545
1,500	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 11.500%, 01/15/17 (e)	1,567
	Host Hotels & Resorts LP,
750	6.875%, 11/01/14	776
436	7.125%, 11/01/13	442
225	Landry’s Restaurants, Inc., 11.625%, 12/01/15	244
500	Real Mex Restaurants, Inc., 14.000%, 01/01/13	520

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hotels, Restaurants & Leisure — Continued
	Royal Caribbean Cruises Ltd., (Liberia),
7	6.875%, 12/01/13	8
400	7.000%, 06/15/13	429
338	7.250%, 06/15/16	363
1,608	11.875%, 07/15/15	1,994
1,750	Speedway Motorsports, Inc., 6.750%, 02/01/19 (e)	1,776
255	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	291
455	Vail Resorts, Inc., 6.750%, 02/15/14	461

		10,168

	Household Durables — 0.3%
175	American Standard Americas, 10.750%, 01/15/16 (e)	186
1,225	D.R. Horton, Inc., 5.625%, 01/15/16	1,243
	KB Home,
1,000	5.750%, 02/01/14	1,016
615	5.875%, 01/15/15	614
1,875	Lennar Corp., 6.950%, 06/01/18	1,870
420	Newell Rubbermaid, Inc., 4.700%, 08/15/20	417
750	Standard Pacific Corp., 8.375%, 05/15/18 (e)	795

		6,141

	Internet & Catalog Retail — 0.0% (g)
400	NetFlix, Inc., 8.500%, 11/15/17	453

	Leisure Equipment & Products — 0.1%
250	Da-Lite Screen Co., Inc., 12.500%, 04/01/15	280
1,440	Eastman Kodak Co., 9.750%, 03/01/18 (e)	1,469
118	FGI Holding Co., Inc., PIK, 11.250%, 10/01/15 (e)	116
750	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	761

		2,626

	Media — 1.4%
600	Belo Corp., 8.000%, 11/15/16	652
500	Block Communications, Inc., 8.250%, 12/15/15 (e)	509
125	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18 (e)	131
	CBS Corp.,
200	7.875%, 07/30/30	233
160	8.875%, 05/15/19	202
	Clear Channel Worldwide Holdings, Inc.,
360	9.250%, 12/15/17	400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Media — Continued
650	9.250%, 12/15/17	723
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	327
1,500	Comcast Cable Holdings LLC, 9.800%, 02/01/12	1,619
	Comcast Corp.,
850	5.900%, 03/15/16	945
240	6.300%, 11/15/17	272
	CSC Holdings LLC,
900	7.625%, 07/15/18	990
139	7.875%, 02/15/18	155
2,669	DigitalGlobe, Inc., 10.500%, 05/01/14	3,033
	Gannett Co., Inc.,
500	6.375%, 09/01/15 (e)	520
750	7.125%, 09/01/18 (e)	763
500	8.750%, 11/15/14	574
245	9.375%, 11/15/17	279
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,302
	Intelsat Jackson Holdings S.A., (Luxembourg),
700	7.250%, 10/15/20 (e)	719
1,225	8.500%, 11/01/19 (e)	1,345
1,000	Intelsat Subsidiary Holding Co. S.A., (Bermuda), 8.500%, 01/15/13	1,006
350	Interpublic Group of Cos., Inc. (The), 10.000%, 07/15/17	414
750	Lamar Media Corp., 6.625%, 08/15/15	767
500	Media General, Inc., 11.750%, 02/15/17	552
475	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	511
810	NBC Universal, Inc., 5.950%, 04/01/41 (e)	798
	News America Holdings, Inc.,
800	7.750%, 01/20/24	933
147	8.875%, 04/26/23	189
	News America, Inc.,
600	6.750%, 01/09/38	646
200	7.850%, 03/01/39	242
135	Salem Communications Corp., 9.625%, 12/15/16	148
	Thomson Reuters Corp., (Canada),
280	4.700%, 10/15/19	294
410	5.950%, 07/15/13	453
200	6.500%, 07/15/18	233
335	Time Warner Cable, Inc., 7.300%, 07/01/38	377
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	522

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — Continued
1,445	8.375%, 07/15/33	1,794
750	10.150%, 05/01/12	824
850	Valassis Communications, Inc., 6.625%, 02/01/21 (e)	839
50	Viacom, Inc., 6.875%, 04/30/36	56
500	Walt Disney Co. (The), 5.875%, 12/15/17	574
1,303	WMG Acquisition Corp., 9.500%, 06/15/16	1,388

		29,253

	Multiline Retail — 0.3%
2,050	HSN, Inc., 11.250%, 08/01/16	2,339
	QVC, Inc.,
75	7.125%, 04/15/17 (e)	80
75	7.375%, 10/15/20 (e)	80
2,050	7.500%, 10/01/19 (e)	2,188
1,770	Sears Holdings Corp., 6.625%, 10/15/18 (e)	1,726
310	Target Corp., 7.000%, 01/15/38	376

		6,789

	Specialty Retail — 0.6%
1,000	ACE Hardware Corp., 9.125%, 06/01/16 (e)	1,075
500	Brown Shoe Co., Inc., 8.750%, 05/01/12	505
951	Lowe’s Cos., Inc., 7.110%, 05/15/37	1,129
	Ltd. Brands, Inc.,
375	7.000%, 05/01/20	397
1,600	8.500%, 06/15/19	1,832
1,950	NBC Acquisition Corp., SUB, 11.000%, 03/15/13	878
	Nebraska Book Co., Inc.,
1,014	8.625%, 03/15/12	913
102	10.000%, 12/01/11	103
600	Rent-A-Center, Inc., 6.625%, 11/15/20 (e)	593
750	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	787
200	Staples, Inc., 9.750%, 01/15/14	242
1,000	Toys R Us - Delaware, Inc., 7.375%, 09/01/16 (e)	1,054
2,000	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	2,175

		11,683

	Textiles, Apparel & Luxury Goods — 0.0% (g)
120	Phillips-Van Heusen Corp., 7.375%, 05/15/20	128

	Total Consumer Discretionary	118,111

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Consumer Staples — 1.7%
	Beverages — 0.4%
	Anheuser-Busch Cos., Inc.,
325	5.500%, 01/15/18	358
550	5.750%, 04/01/36	565
280	7.550%, 10/01/30	337
	Anheuser-Busch InBev Worldwide, Inc.,
160	6.875%, 11/15/19 (e)	190
280	7.200%, 01/15/14 (e)	321
275	7.750%, 01/15/19 (e)	341
528	Coca-Cola Refreshments USA, Inc., 8.500%, 02/01/12	566
	Constellation Brands, Inc.,
330	7.250%, 09/01/16	355
1,000	7.250%, 05/15/17	1,075
	Diageo Finance B.V., (Netherlands),
575	5.300%, 10/28/15	639
325	5.500%, 04/01/13	352
1,000	Diageo Investment Corp., 7.450%, 04/15/35	1,259
	PepsiCo, Inc.,
800	3.750%, 03/01/14	850
70	7.900%, 11/01/18	89
1,235	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	1,351

		8,648

	Food & Staples Retailing — 0.7%
	CVS Caremark Corp.,
225	5.750%, 06/01/17	250
555	6.125%, 09/15/39	576
1,710	Ingles Markets, Inc., 8.875%, 05/15/17	1,838
	Kroger Co. (The),
215	6.400%, 08/15/17	247
712	7.500%, 04/01/31	848
300	7.700%, 06/01/29	362
	Rite Aid Corp.,
64	7.500%, 03/01/17	65
6,000	9.500%, 06/15/17	5,520
2,000	SUPERVALU, Inc., 8.000%, 05/01/16	1,990
	Wal-Mart Stores, Inc.,
1,500	3.625%, 07/08/20	1,458
160	5.250%, 09/01/35	159
1,000	6.200%, 04/15/38	1,113
260	7.550%, 02/15/30	332

		14,758

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Food Products — 0.4%
	Bunge Ltd. Finance Corp.,
370	5.875%, 05/15/13	394
655	8.500%, 06/15/19	778
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	153
	Cargill, Inc.,
200	6.000%, 11/27/17 (e)	224
1,000	7.350%, 03/06/19 (e)	1,208
135	ConAgra Foods, Inc., 7.000%, 04/15/19	154
185	Del Monte Corp., 6.750%, 02/15/15	188
220	Dole Food Co., Inc., 8.000%, 10/01/16 (e)	235
153	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	153
641	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	750
	Kraft Foods, Inc.,
810	6.125%, 02/01/18	910
335	6.500%, 08/11/17	385
575	6.875%, 02/01/38	645
	Smithfield Foods, Inc.,
409	7.750%, 05/15/13	445
134	10.000%, 07/15/14	158

		6,780

	Household Products — 0.2%
	Jarden Corp.,
895	7.500%, 05/01/17	952
100	7.500%, 01/15/20	106
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,164
808	Procter & Gamble - ESOP, 9.360%, 01/01/21	1,029
1,350	Scotts Miracle-Gro Co. (The), 6.625%, 12/15/20 (e)	1,387
567	Spectrum Brands Holdings, Inc., PIK, 12.000%, 08/28/19	637

		5,275

	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 10.000%, 07/15/16	258

	Total Consumer Staples	35,719

	Energy — 3.1%
	Energy Equipment & Services — 0.5%
405	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, 05/01/15 (e)	424
720	Baker Hughes, Inc., 5.125%, 09/15/40	687
120	Basic Energy Services, Inc., 7.750%, 02/15/19 (e)	124
200	Calfrac Holdings LP, 7.500%, 12/01/20 (e)	205

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Energy Equipment & Services — Continued
70	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	77
470	Exterran Holdings, Inc., 7.250%, 12/01/18 (e)	482
1,200	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	1,234
	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada),
300	10.000%, 01/15/18	314
250	11.750%, 05/27/14	279
	Halliburton Co.,
500	7.450%, 09/15/39	633
700	8.750%, 02/15/21	911
161	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	167
1,000	Key Energy Services, Inc., 8.375%, 12/01/14	1,087
80	Parker Drilling Co., 9.125%, 04/01/18	86
550	PHI, Inc., 8.625%, 10/15/18	576
360	Precision Drilling Corp., (Canada), 6.625%, 11/15/20 (e)	372
155	Pride International, Inc., 6.875%, 08/15/20	173
700	Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	690
100	Sevan Marine ASA, (Norway), 12.000%, 08/10/15 (e)	107
2,110	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	2,323
280	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	293

		11,244

	Oil, Gas & Consumable Fuels — 2.6%
175	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	208
462	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	479
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	780
	Anadarko Petroleum Corp.,
300	6.375%, 09/15/17	334
350	6.950%, 06/15/19	398
125	7.625%, 03/15/14	143
100	7.950%, 06/15/39	118
225	8.700%, 03/15/19	278
175	Apache Corp., 6.900%, 09/15/18	210
190	Arch Coal, Inc., 7.250%, 10/01/20	202
1,500	Bill Barrett Corp., 9.875%, 07/15/16	1,680
	BP Capital Markets plc, (United Kingdom),
1,835	3.875%, 03/10/15	1,923

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
515	4.750%, 03/10/19	536
325	5.250%, 11/07/13	353
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	357
	Chesapeake Energy Corp.,
950	6.125%, 02/15/21	969
520	6.500%, 08/15/17	558
285	6.875%, 08/15/18	303
250	9.500%, 02/15/15	310
450	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	518
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
450	8.250%, 12/15/17	490
500	8.500%, 12/15/19	551
	Comstock Resources, Inc.,
400	7.750%, 04/01/19	400
1,000	8.375%, 10/15/17	1,041
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	523
	ConocoPhillips,
275	5.750%, 02/01/19	312
750	6.500%, 02/01/39	871
410	7.000%, 03/30/29	489
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	362
	Consol Energy, Inc.,
300	8.000%, 04/01/17	325
250	8.250%, 04/01/20	276
160	Continental Resources, Inc., 7.125%, 04/01/21	170
180	Copano Energy LLC/Copano Energy Finance Corp., 8.125%, 03/01/16	187
	Denbury Resources, Inc.,
525	6.375%, 08/15/21	530
924	8.250%, 02/15/20	1,028
270	Devon Financing Corp. ULC, (Canada), 7.875%, 09/30/31	348
100	Ecopetrol S.A., (Colombia), 7.625%, 07/23/19	116
	El Paso Corp.,
1,900	6.875%, 06/15/14	2,076
150	7.000%, 06/15/17	168
150	El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	166
	Encana Corp., (Canada),
150	6.500%, 05/15/19	176
215	6.625%, 08/15/37	237

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
1,210	ENI S.p.A., (Italy), 5.700%, 10/01/40 (e)	1,128
	EOG Resources, Inc.,
1,700	4.100%, 02/01/21	1,644
200	6.875%, 10/01/18	237
200	Eskom Holdings Ltd., (South Africa), 5.750%, 01/26/21 (e)	200
825	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	897
500	Forest Oil Corp., 7.250%, 06/15/19	518
	Frontier Oil Corp.,
175	6.875%, 11/15/18	183
1,000	8.500%, 09/15/16	1,085
220	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	232
650	Holly Corp., 9.875%, 06/15/17	723
	Holly Energy Partners LP/Holly Energy Finance Corp.,
675	6.250%, 03/01/15	666
150	8.250%, 03/15/18 (e)	162
	Inergy LP/Inergy Finance Corp.,
240	6.875%, 08/01/21 (e)	245
550	7.000%, 10/01/18 (e)	570
	KazMunayGas National Co., (Kazakhstan),
745	6.375%, 04/09/21 (e)	763
220	Reg. S., 8.375%, 07/02/13	243
135	Reg. S., 9.125%, 07/02/18	163
170	Reg. S., 11.750%, 01/23/15	212
410	Marathon Oil Corp., 6.000%, 10/01/17	468
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
415	6.750%, 11/01/20	425
500	8.750%, 04/15/18	548
	Newfield Exploration Co.,
750	6.875%, 02/01/20	797
890	7.125%, 05/15/18	950
225	Patriot Coal Corp., 8.250%, 04/30/18	241
	Pemex Project Funding Master Trust, (Mexico),
258	5.750%, 03/01/18	270
40	6.625%, 06/15/35	40
57	6.625%, 06/15/35	57
638	Penn Virginia Corp., 10.375%, 06/15/16	716
325	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	346
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	449
335	7.875%, 06/15/26	408

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
279	Petroleos de Venezuela S.A., (Venezuela), 8.500%, 11/02/17 (e)	190
125	Petronas Capital Ltd., (Malaysia), 5.250%, 08/12/19	134
130	Pioneer Drilling Co., 9.875%, 03/15/18	142
	Pioneer Natural Resources Co.,
150	6.650%, 03/15/17	162
1,075	7.500%, 01/15/20	1,207
115	Plains All American Pipelines LP, 6.500%, 05/01/18	129
150	Plains Exploration & Production Co., 7.625%, 04/01/20	163
1,315	QEP Resources, Inc., 6.875%, 03/01/21	1,377
	Range Resources Corp.,
45	6.750%, 08/01/20	47
25	7.250%, 05/01/18	27
1,000	7.500%, 05/15/16	1,045
	Shell International Finance B.V., (Netherlands),
1,030	1.875%, 03/25/13	1,051
679	3.100%, 06/28/15	697
500	4.300%, 09/22/19	517
390	SM Energy Co., 6.625%, 02/15/19 (e)	394
375	Southern Star Central Corp., 6.750%, 03/01/16	383
435	StatoilHydro ASA, (Norway), 7.150%, 11/15/25	533
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	926
1,000	Swift Energy Co., 7.125%, 06/01/17	1,020
120	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	147
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
400	6.875%, 02/01/21 (e)	396
295	7.875%, 10/15/18 (e)	311
640	Tosco Corp., 8.125%, 02/15/30	823
1,900	Total Capital S.A., (France), 2.300%, 03/15/16	1,848
278	Union Pacific Resources Group, Inc., 7.150%, 05/15/28	292
	Western Refining, Inc.,
1,282	11.250%, 06/15/17 (e)	1,449
250	VAR, 10.750%, 06/15/14 (e)	270
750	Whiting Petroleum Corp., 6.500%, 10/01/18	778

		53,543

	Total Energy	64,787

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Financials — 11.9%
	Capital Markets — 1.8%
	Bank of New York Mellon Corp. (The),
525	2.950%, 06/18/15	536
440	4.300%, 05/15/14	474
530	4.600%, 01/15/20	553
978	BlackRock, Inc., 5.000%, 12/10/19	1,029
1,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	983
750	Charles Schwab Corp. (The), 4.950%, 06/01/14	818
220	Citigroup Funding, Inc., 13.300%, 10/02/13 (e)	216
1,690	Credit Suisse USA, Inc., 6.125%, 11/15/11	1,756
1,000	FMR LLC, 4.750%, 03/01/13 (e)	1,045
	Goldman Sachs Group, Inc. (The),
596	3.700%, 08/01/15	604
650	5.150%, 01/15/14	702
780	5.250%, 10/15/13	845
819	5.375%, 03/15/20	841
450	5.750%, 10/01/16	492
2,100	5.950%, 01/18/18	2,280
127	6.000%, 06/15/20	136
115	6.250%, 09/01/17	128
2,000	6.600%, 01/15/12	2,102
965	6.750%, 10/01/37	989
180	7.500%, 02/15/19	212
	Jefferies Group, Inc.,
950	6.250%, 01/15/36	877
140	6.450%, 06/08/27	140
880	8.500%, 07/15/19	1,041
	Lehman Brothers Holdings, Inc.,
235	3.600%, 03/13/09 (d)	59
1,000	5.750%, 05/17/13 (d)	254
950	6.500%, 07/19/17 (d)	—	(h)
750	6.875%, 07/17/37 (d)	—	(h)
295	8.500%, 08/01/15 (d)	75
	Macquarie Group Ltd., (Australia),
639	6.250%, 01/14/21 (e)	653
2,125	7.300%, 08/01/14 (e)	2,371
	Merrill Lynch & Co., Inc.,
900	5.700%, 05/02/17	936
1,710	6.875%, 04/25/18	1,924
	Morgan Stanley,
198	4.000%, 07/24/15	203
505	4.200%, 11/20/14	524

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — Continued
1,690	5.300%, 03/01/13	1,802
243	5.500%, 07/24/20	246
810	5.625%, 01/09/12	844
310	5.625%, 09/23/19	318
150	6.000%, 05/13/14	164
1,315	6.000%, 04/28/15	1,440
320	6.250%, 08/28/17	349
1,250	6.625%, 04/01/18	1,382
	Nomura Holdings, Inc., (Japan),
500	5.000%, 03/04/15	522
757	6.700%, 03/04/20	816
740	Northern Trust Co. (The), 5.850%, 11/09/17	823
113	Northern Trust Corp., 5.500%, 08/15/13	124
200	State Street Corp., 4.300%, 05/30/14	216
	UBS AG, (Switzerland),
305	2.250%, 08/12/13	308
650	3.875%, 01/15/15	668
900	5.750%, 04/25/18	978
450	5.875%, 12/20/17	493

		37,291

	Commercial Banks — 3.6%
705	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	716
	Bank of America Corp.,
735	3.125%, 06/15/12	760
500	5.625%, 07/01/20	520
695	5.650%, 05/01/18	735
1,500	6.975%, 03/07/37	1,607
1,005	7.375%, 05/15/14	1,144
500	7.800%, 09/15/16	570
	Bank of Nova Scotia, (Canada),
1,082	1.650%, 10/29/15 (e)	1,034
614	3.400%, 01/22/15	636
679	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 3.850%, 01/22/15 (e)	707
250	Bankers Trust Corp., 7.250%, 10/15/11	260
	Barclays Bank plc, (United Kingdom),
1,615	2.500%, 01/23/13	1,642
1,280	5.125%, 01/08/20	1,307
980	6.050%, 12/04/17 (e)	1,015
305	6.750%, 05/22/19	343
125	VAR, 5.926%, 12/15/16 (e) (x)	115
575	VAR, 7.434%, 12/15/17 (e) (x)	562
	BB&T Corp.,
500	3.850%, 07/27/12	519

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Commercial Banks — Continued
1,250	3.950%, 04/29/16	1,295
500	4.900%, 06/30/17	520
1,000	6.500%, 08/01/11	1,023
150	6.850%, 04/30/19	174
1,750	Branch Banking & Trust Co., 4.875%, 01/15/13	1,849
2,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	2,260
1,225	Capital One Capital V, 10.250%, 08/15/39	1,331
500	Capital One Capital VI, 8.875%, 05/15/40	531
	Capital One Financial Corp.,
500	6.250%, 11/15/13	554
485	6.750%, 09/15/17	560
690	7.375%, 05/23/14	795
1,045	Comerica Bank, 5.200%, 08/22/17	1,112
185	Comerica, Inc., 3.000%, 09/16/15	184
1,000	Countrywide Capital III, 8.050%, 06/15/27	1,044
700	Countrywide Home Loans, Inc., 4.000%, 03/22/11	701
	Credit Suisse, (Switzerland),
2,375	5.000%, 05/15/13	2,546
285	5.500%, 05/01/14	313
	Deutsche Bank AG, (Germany),
1,475	2.375%, 01/11/13	1,500
375	3.875%, 08/18/14	392
674	DnB NOR Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	647
500	Fifth Third Bancorp, 5.450%, 01/15/17	524
395	HSBC Bank, 6.000%, 08/09/17	433
	HSBC Bank plc, (United Kingdom),
927	4.125%, 08/12/20 (e)	891
650	4.750%, 01/19/21 (e)	651
700	KeyBank N.A., 5.700%, 08/15/12	739
725	KeyCorp, 6.500%, 05/14/13	794
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,414
370	Marshall & Ilsley Corp., 5.350%, 04/01/11	371
	National Australia Bank Ltd., (Australia),
3,010	2.500%, 01/08/13 (e)	3,070
255	3.750%, 03/02/15 (e)	264
1,420	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	1,421
1,500	National City Bank, 4.625%, 05/01/13	1,589
500	NB Capital Trust II, 7.830%, 12/15/26	505

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Banks — Continued
	PNC Funding Corp.,
1,115	3.000%, 05/19/14	1,144
1,057	4.375%, 08/11/20	1,058
625	5.250%, 11/15/15	674
625	5.625%, 02/01/17	673
	Rabobank Nederland N.V., (Netherlands),
2,150	3.200%, 03/11/15 (e)	2,186
1,045	4.500%, 01/11/21	1,047
200	Regions Financial Corp., 6.375%, 05/15/12	205
	RSHB Capital S.A. for OJSC Russian Agricultural Bank, (Russia),
195	7.175%, 05/16/13	210
300	9.000%, 06/11/14	341
225	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	246
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,421
2,500	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	2,465
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,214
500	UnionBanCal Corp., 5.250%, 12/16/13	539
	Wachovia Bank N.A.,
2,110	5.600%, 03/15/16	2,306
750	6.000%, 11/15/17	840
750	6.600%, 01/15/38	847
500	Wachovia Capital Trust III, VAR, 5.800%, 04/04/11 (x)	455
	Wachovia Corp.,
760	5.500%, 05/01/13	824
1,555	5.750%, 02/01/18	1,729
515	SUB, 7.574%, 08/01/26	605
	Wells Fargo & Co.,
1,025	3.750%, 10/01/14	1,080
1,665	5.625%, 12/11/17	1,845
	Westpac Banking Corp., (Australia),
670	4.200%, 02/27/15	705
942	4.875%, 11/19/19	982

		73,830

	Consumer Finance — 0.8%
1,500	Ally Financial, Inc., 6.250%, 12/01/17 (e)	1,566
475	American Express Co., 7.250%, 05/20/14	543
	American Express Credit Corp.,
2,225	5.875%, 05/02/13	2,412
1,100	7.300%, 08/20/13	1,239
1,750	American General Finance Corp., 6.900%, 12/15/17	1,571

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Consumer Finance — Continued
	American Honda Finance Corp.,
375	2.375%, 03/18/13 (e)	380
810	4.625%, 04/02/13 (e)	858
835	7.625%, 10/01/18 (e)	1,026
	Ford Motor Credit Co. LLC,
325	5.750%, 02/01/21	321
125	6.625%, 08/15/17	133
3,000	8.125%, 01/15/20	3,424
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,071
500	6.375%, 11/27/12	540
400	7.350%, 11/27/32	409
	John Deere Capital Corp.,
230	5.250%, 10/01/12	246
515	5.350%, 04/03/18	566
670	Toyota Motor Credit Corp., 3.200%, 06/17/15	690
662	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	666

		17,661

	Diversified Financial Services — 2.4%
2,465	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,536
1,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	1,048
	Block Financial LLC,
500	5.125%, 10/30/14	512
500	7.875%, 01/15/13	537
3,000	Capmark Financial Group, Inc., 3.158%, 05/10/10 (d)	1,395
1,500	Cardtronics, Inc., 8.250%, 09/01/18	1,628
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	854
850	5.450%, 04/15/18	952
500	CIT Group, Inc., 7.000%, 05/01/15	507
500	Citigroup Capital XXI, VAR, 8.300%, 12/21/57	515
	Citigroup, Inc.,
1,117	4.587%, 12/15/15	1,165
291	5.375%, 08/09/20	302
1,550	5.500%, 02/15/17	1,633
510	6.000%, 12/13/13	558
1,350	6.000%, 08/15/17	1,479
865	6.010%, 01/15/15	949
260	6.375%, 08/12/14	290

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Financial Services — Continued
645	6.875%, 06/01/25	706
1,115	7.000%, 12/01/25	1,230
1,260	8.500%, 05/22/19	1,564
	CME Group, Inc.,
1,500	5.400%, 08/01/13	1,646
200	5.750%, 02/15/14	222
	CNG Holdings, Inc.,
175	12.250%, 02/15/15 (e)	196
1,000	13.750%, 08/15/15 (e)	1,125
	Deluxe Corp.,
58	5.125%, 10/01/14	58
1,075	7.375%, 06/01/15	1,121
	General Electric Capital Corp.,
294	5.300%, 02/11/21	302
1,115	5.625%, 05/01/18	1,213
5,760	5.875%, 02/15/12	6,047
3,370	5.875%, 01/14/38	3,381
130	5.900%, 05/13/14	144
1,000	6.000%, 06/15/12	1,064
1,100	6.750%, 03/15/32	1,226
145	6.875%, 01/10/39	164
445	VAR, 0.383%, 08/15/11	445
1,400	ILFC E-Capital Trust I, VAR, 5.960%, 12/21/65 (e)	1,181
600	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	522
	International Lease Finance Corp.,
320	8.625%, 09/15/15 (e)	361
1,820	8.750%, 03/15/17 (e)	2,079
600	8.875%, 09/01/17	684
900	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	893
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	416
400	7.250%, 03/01/12	426
170	10.375%, 11/01/18	233
100	Nile Finance Ltd., (Cayman Islands), Reg. S., 5.250%, 08/05/15	95
160	Northern Tier Energy LLC/Northern Tier Finance Corp., 10.500%, 12/01/17 (e)	179
2,500	SquareTwo Financial Corp., 11.625%, 04/01/17 (e)	2,506
505	Textron Financial Corp., 5.400%, 04/28/13	533
180	Ukreximbank Via Biz Finance PL, (Ukraine), Reg. S., 8.375%, 04/27/15	186

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Diversified Financial Services — Continued
1,510	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	1,504
100	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	111

		50,623

	FDIC Guaranteed Securities (~) — 0.1%
735	Citigroup, Inc., 2.875%, 12/09/11	750
750	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	776

		1,526

	Insurance — 2.0%
1,310	ACE INA Holdings, Inc., 5.600%, 05/15/15	1,449
558	Aflac, Inc., 6.450%, 08/15/40	575
190	Allstate Corp. (The), 7.450%, 05/16/19	228
1,132	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	1,225
	American International Group, Inc.,
435	5.600%, 10/18/16	459
1,000	VAR, 8.175%, 05/15/58	1,098
	AON Corp.,
191	3.500%, 09/30/15	192
240	6.250%, 09/30/40	248
	Berkshire Hathaway Finance Corp.,
1,000	5.400%, 05/15/18	1,107
500	5.750%, 01/15/40	528
315	Chubb Corp. (The), 5.750%, 05/15/18	353
642	CNA Financial Corp., 5.875%, 08/15/20	668
1,950	Crum & Forster Holdings Corp., 7.750%, 05/01/17	2,045
	Genworth Financial, Inc.,
100	7.200%, 02/15/21	101
1,800	VAR, 6.150%, 11/15/66	1,415
2,000	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	2,080
1,950	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	2,108
	Liberty Mutual Group, Inc.,
1,525	7.800%, 03/15/37 (e)	1,525
2,250	VAR, 10.750%, 06/15/58 (e)	2,931
	MassMutual Global Funding II,
382	2.300%, 09/28/15 (e)	370
600	3.625%, 07/16/12 (e)	621
160	MetLife, Inc., 6.750%, 06/01/16	186
	Metropolitan Life Global Funding I,
190	5.125%, 04/10/13 (e)	204

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Insurance — Continued
875	5.200%, 09/18/13 (e)	948
600	5.750%, 07/25/11 (e)	611
315	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	335
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	1,524
1,400	9.375%, 08/15/39 (e)	1,669
	New York Life Global Funding,
250	3.000%, 05/04/15 (e)	254
1,680	4.650%, 05/09/13 (e)	1,797
	Pacific Life Global Funding,
400	5.000%, 05/15/17 (e)	408
770	5.150%, 04/15/13 (e)	819
1,000	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	1,318
800	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	872
175	Principal Financial Group, Inc., 8.875%, 05/15/19	223
300	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	317
	Principal Life Income Funding Trusts,
185	5.150%, 06/17/11	187
1,165	5.300%, 12/14/12	1,249
1,025	5.300%, 04/24/13	1,102
1,100	Protective Life Secured Trusts, 4.000%, 04/01/11	1,103
205	Prudential Financial, Inc., 7.375%, 06/15/19	244
405	Travelers Cos, Inc. (The), 5.800%, 05/15/18	449
2,550	Travelers Life & Annunity Global Funding I, 5.125%, 08/15/14 (e)	2,806
700	Travelers Property Casualty Corp., 7.750%, 04/15/26	863

		40,814

	Real Estate Investment Trusts (REITs) — 1.0%
390	Aviv Healthcare Properties LP, 7.750%, 02/15/19 (e)	407
655	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	675
1,250	Colonial Realty LP, 6.250%, 06/15/14	1,321
	CommonWealth REIT,
1,865	5.875%, 09/15/20	1,901
375	6.250%, 08/15/16	404
300	6.650%, 01/15/18	320
3,000	Developers Diversified Realty Corp., 7.875%, 09/01/20	3,513

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Real Estate Investment Trusts (REITs) — Continued
500	DuPont Fabros Technology LP, 8.500%, 12/15/17	551
2,300	First Industrial LP, 6.420%, 06/01/14	2,296
750	Forest City Enterprises, Inc., 7.625%, 06/01/15	727
500	HCP, Inc., 5.375%, 02/01/21	511
525	Host Hotels & Resorts, Inc., 6.000%, 11/01/20	526
3,000	Rouse Co. LP (The), 5.375%, 11/26/13	3,015
1,500	Senior Housing Properties Trust, 6.750%, 04/15/20	1,602
	Simon Property Group LP,
340	5.625%, 08/15/14	374
492	5.650%, 02/01/20	536
915	6.100%, 05/01/16	1,039
675	6.125%, 05/30/18	760
310	6.750%, 05/15/14	349
788	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	901

		21,728

	Thrifts & Mortgage Finance — 0.2%
525	Countrywide Financial Corp., 6.250%, 05/15/16	563
3,065	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	3,083

		3,646

	Total Financials	247,119

	Health Care — 1.7%
	Biotechnology — 0.1%
	Amgen, Inc.,
150	5.700%, 02/01/19	168
618	5.750%, 03/15/40	642
400	6.900%, 06/01/38	481
1,250	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	1,375

		2,666

	Health Care Equipment & Supplies — 0.1%
500	Accellent, Inc., 8.375%, 02/01/17	530
	Baxter International, Inc.,
250	4.000%, 03/01/14	266
550	4.625%, 03/15/15	599
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	107

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Equipment & Supplies — Continued
400	6.000%, 05/15/39	445

		1,947

	Health Care Providers & Services — 0.9%
115	Capella Healthcare, Inc., 9.250%, 07/01/17 (e)	124
400	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	424
	DaVita, Inc.,
600	6.375%, 11/01/18	608
600	6.625%, 11/01/20	608
1,000	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	1,054
350	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	353
500	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	484
	HCA, Inc.,
750	7.250%, 09/15/20	809
200	8.500%, 04/15/19	224
160	9.125%, 11/15/14	168
440	9.250%, 11/15/16	475
2,028	Health Management Associates, Inc., 6.125%, 04/15/16	2,058
800	LifePoint Hospitals, Inc., 6.625%, 10/01/20 (e)	819
305	Medco Health Solutions, Inc., 2.750%, 09/15/15	302
1,755	Omega Healthcare Investors, Inc., 6.750%, 10/15/22 (e)	1,773
	Omnicare, Inc.,
30	6.875%, 12/15/15	31
2,350	7.750%, 06/01/20	2,509
	Roche Holdings, Inc.,
1,000	5.000%, 03/01/14 (e)	1,094
1,220	6.000%, 03/01/19 (e)	1,394
1,395	Tenet Healthcare Corp., 8.875%, 07/01/19	1,587
250	Ventas Realty LP/Ventas Capital Corp., 6.500%, 06/01/16	262
1,550	WellPoint, Inc., 6.800%, 08/01/12	1,672

		18,832

	Pharmaceuticals — 0.6%
400	Abbott Laboratories, 6.150%, 11/30/37	446
504	AstraZeneca plc, (United Kingdom), 5.400%, 09/15/12	540
225	Elan Finance plc/Elan Finance Corp., (Ireland), 8.750%, 10/15/16	237

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Pharmaceuticals — Continued
200	Giant Funding Corp., 8.250%, 02/01/18 (e)	206
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,049
1,000	Merck & Co., Inc., 6.550%, 09/15/37	1,183
	Mylan, Inc.,
300	7.625%, 07/15/17 (e)	329
899	7.875%, 07/15/20 (e)	1,005
	Novartis Capital Corp.,
435	4.125%, 02/10/14	466
335	4.400%, 04/24/20	348
250	Pfizer, Inc., 6.200%, 03/15/19	290
215	Talecris Biotherapeutics Holdings Corp., 7.750%, 11/15/16	235
	Valeant Pharmaceuticals International,
250	6.750%, 10/01/17 (e)	259
900	6.875%, 12/01/18 (e)	936
375	7.000%, 10/01/20 (e)	387
	Wyeth,
2,350	5.500%, 02/01/14	2,607
555	5.500%, 02/15/16	623

		11,146

	Total Health Care	34,591

	Industrials — 3.6%
	Aerospace & Defense — 0.7%
	Alliant Techsystems, Inc.,
100	6.750%, 04/01/16	103
600	6.875%, 09/15/20	621
	BAE Systems Holdings, Inc.,
850	5.200%, 08/15/15 (e)	909
145	6.375%, 06/01/19 (e)	162
725	BE Aerospace, Inc., 6.875%, 10/01/20	756
	Bombardier, Inc., (Canada),
1,075	7.500%, 03/15/18 (e)	1,156
450	7.750%, 03/15/20 (e)	488
1,940	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	1,542
	Esterline Technologies Corp.,
1,000	6.625%, 03/01/17	1,035
250	7.000%, 08/01/20	262
167	Hexcel Corp., 6.750%, 02/01/15	171
250	ITT Corp., 6.125%, 05/01/19	282
210	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	237
952	Lockheed Martin Corp., 5.720%, 06/01/40 (e)	972

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Aerospace & Defense — Continued
1,900	McDonnell Douglas Corp., 9.750%, 04/01/12	2,081
750	Moog, Inc., 6.250%, 01/15/15	757
643	Spirit Aerosystems, Inc., 6.750%, 12/15/20	659
266	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	272
	Triumph Group, Inc.,
232	8.000%, 11/15/17	250
575	8.625%, 07/15/18	634

		13,349

	Air Freight & Logistics — 0.0% (g)
1,000	Federal Express Corp., 9.650%, 06/15/12	1,104

	Airlines — 0.5%
245	American Airlines Pass Through Trust 2009-1A, 10.375%, 07/02/19	294
250	Continental Airlines 2001-1 Pass-Through Trust, 6.503%, 06/15/11	252
2,276	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	2,288
710	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	714
376	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	398
1,184	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	1,196
	Delta Air Lines, Inc.,
1,500	4.950%, 05/23/19	1,526
225	7.111%, 09/18/11	232
77	8.021%, 08/10/22	80
74	8.954%, 08/10/14	77
44	9.500%, 09/15/14 (e)	48
541	9.750%, 12/17/16	585
610	10.000%, 12/05/14 (d) (e) (f) (i)	183
666	Northwest Airlines, Inc., 7.027%, 11/01/19	693
1,355	UAL 2007-1 Pass-Through Trust, 7.336%, 07/02/19 (e)	1,314
236	UAL 2009-1 Pass-Through Trust, 10.400%, 11/01/16	274

		10,154

	Building Products — 0.2%
	Building Materials Corp of America,
750	6.875%, 08/15/18 (e)	769
700	7.000%, 02/15/20 (e)	738
	Masco Corp.,
1,000	6.125%, 10/03/16	1,023
2,000	7.125%, 03/15/20	2,083

		4,613

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Commercial Services & Supplies — 0.6%
875	Aircastle Ltd., (Bermuda), 9.750%, 08/01/18	976
450	Cenveo Corp., 8.875%, 02/01/18	452
990	Clean Harbors, Inc., 7.625%, 08/15/16	1,052
	Corrections Corp. of America,
572	6.250%, 03/15/13	573
1,050	6.750%, 01/31/14	1,067
1,720	Covanta Holding Corp., 7.250%, 12/01/20	1,806
	FTI Consulting, Inc.,
290	6.750%, 10/01/20 (e)	290
1,750	7.750%, 10/01/16	1,835
271	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	291
	Geo Group, Inc. (The),
234	6.625%, 02/15/21 (e)	235
818	7.750%, 10/15/17	872
1,673	Pitney Bowes, Inc., 5.250%, 01/15/37	1,716
	Power Sector Assets & Liabilities Management, (Philippines),
130	7.250%, 05/27/19 (e)	149
100	7.390%, 12/02/24 (e)	115
	Quebecor World Capital Corp., (Canada),
1,145	6.125%, 11/15/13 (d) (f) (i)	57
1,160	6.500%, 08/01/27 (d) (f) (i)	58
265	9.750%, 01/15/15 (d) (f) (i)	13

		11,557

	Construction & Engineering — 0.3%
1,450	Dycom Investments, Inc., 7.125%, 01/15/21 (e)	1,481
1,150	New Enterprise Stone & Lime Co., 11.000%, 09/01/18 (e)	1,176
158	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/14	166
1,725	Tutor Perini Corp., 7.625%, 11/01/18 (e)	1,787
	United Rentals North America, Inc.,
650	9.250%, 12/15/19	736
100	10.875%, 06/15/16	116

		5,462

	Electrical Equipment — 0.1%
	Belden, Inc.,
500	7.000%, 03/15/17	508
250	9.250%, 06/15/19	277
185	International Wire Group, Inc., 9.750%, 04/15/15 (e)	198
457	Valmont Industries, Inc., 6.875%, 05/01/14	466

		1,449

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Industrial Conglomerates — 0.1%
215	Koninklijke Philips Electronics N.V., (Netherlands), 7.200%, 06/01/26	251
	Siemens Financieringsmaatschappij N.V., (Netherlands),
1,830	5.750%, 10/17/16 (e)	2,065
300	6.125%, 08/17/26 (e)	336

		2,652

	Machinery — 0.3%
310	Altra Holdings, Inc., 8.125%, 12/01/16	331
3,000	Briggs & Stratton Corp., 6.875%, 12/15/20	3,165
550	Eaton Corp., 5.600%, 05/15/18	610
225	Ingersoll-Rand Co., (Bermuda), 7.200%, 06/01/25	241
110	PACCAR, Inc., 6.375%, 02/15/12	116
440	Parker Hannifin Corp., 6.250%, 05/15/38	498
	SPX Corp.,
1,500	6.875%, 09/01/17 (e)	1,612
250	7.625%, 12/15/14	274
320	Titan International, Inc., 7.875%, 10/01/17 (e)	342

		7,189

	Marine — 0.2%
832	General Maritime Corp., 12.000%, 11/15/17	763
125	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., 8.125%, 02/15/19 (e)	125
1,250	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	1,350
	SCF Capital Ltd., (Russia),
200	5.375%, 10/27/17 (e)	196
200	Reg. S., 5.375%, 10/27/17	195
750	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	763

		3,392

	Road & Rail — 0.6%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
270	8.250%, 01/15/19	286
1,300	9.625%, 03/15/18	1,453
643	Burlington Northern and Santa Fe Railway Co. 2000 Pass-Through Trust, 7.908%, 01/15/20	744
	Burlington Northern Santa Fe LLC,
220	5.650%, 05/01/17	246

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Road & Rail — Continued
1,150	6.700%, 08/01/28	1,273
280	Canadian Pacific Ltd., (Canada), 9.450%, 08/01/21	376
165	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	196
1,075	CSX Corp., 7.375%, 02/01/19	1,304
	Erac USA Finance Co.,
250	6.375%, 10/15/17 (e)	281
800	6.700%, 06/01/34 (e)	828
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
375	6.625%, 12/15/20 (e)	383
352	7.375%, 06/01/14	367
1,683	RailAmerica, Inc., 9.250%, 07/01/17	1,864
576	Ryder System, Inc., 3.600%, 03/01/16	572
390	Union Pacific Corp., 7.000%, 02/01/16	458
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	296

		10,927

	Transportation Services — 0.0% (g)
750	Wabtec Corp., 6.875%, 07/31/13	788

	Total Industrials	72,636

	Information Technology — 1.2%
	Communications Equipment — 0.1%
540	Brightstar Corp., 9.500%, 12/01/16 (e)	578
	Cisco Systems, Inc.,
500	5.500%, 01/15/40	498
375	5.900%, 02/15/39	395
135	Nokia OYJ, (Finland), 5.375%, 05/15/19	139

		1,610

	Computers & Peripherals — 0.4%
	Dell, Inc.,
981	2.300%, 09/10/15	963
1,000	7.100%, 04/15/28	1,134
	Hewlett-Packard Co.,
80	2.950%, 08/15/12	82
500	5.400%, 03/01/17	559
250	5.500%, 03/01/18	279
	International Business Machines Corp.,
770	5.875%, 11/29/32	853
650	7.000%, 10/30/25	804
	Seagate HDD Cayman, (Cayman Islands),
230	6.875%, 05/01/20 (e)	225
2,000	7.750%, 12/15/18 (e)	2,050

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Computers & Peripherals — Continued
1,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	1,044

		7,993

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
250	6.000%, 04/01/20	257
769	6.875%, 07/01/13	839
100	7.500%, 01/15/27	106
50	Intcomex, Inc., 13.250%, 12/15/14 (e)	53
750	Sanmina-SCI Corp., VAR, 3.052%, 06/15/14 (e)	739

		1,994

	Internet Software & Services — 0.0% (g)
225	Equinix, Inc., 8.125%, 03/01/18	244

	IT Services — 0.3%
	Fidelity National Information Services, Inc.,
106	7.625%, 07/15/17	117
831	7.875%, 07/15/20	922
	First Data Corp.,
209	8.250%, 01/15/21 (e)	208
600	8.875%, 08/15/20 (e)	657
47	9.875%, 09/24/15	47
670	12.625%, 01/15/21 (e)	702
900	HP Enterprise Services LLC, 6.000%, 08/01/13	995
3,860	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (e)	3,571

		7,219

	Semiconductors & Semiconductor Equipment — 0.1%
415	Advanced Micro Devices, Inc., 8.125%, 12/15/17	442
1,280	Amkor Technology, Inc., 7.375%, 05/01/18	1,342
375	Freescale Semiconductor, Inc., 9.250%, 04/15/18 (e)	418
	NXP B.V./NXP Funding LLC, (Netherlands),
125	7.875%, 10/15/14	131
375	VAR, 3.053%, 10/15/13	373
150	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	164

		2,870

	Software — 0.2%
115	Intuit, Inc., 5.750%, 03/15/17	127
595	Microsoft Corp., 4.500%, 10/01/40	534

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Software — Continued
	Oracle Corp.,
1,000	5.250%, 01/15/16	1,116
241	5.375%, 07/15/40 (e)	235
1,030	6.500%, 04/15/38	1,163

		3,175

	Total Information Technology	25,105

	Materials — 3.3%
	Chemicals — 0.7%
275	Celanese US Holdings LLC, 6.625%, 10/15/18 (e)	287
	CF Industries, Inc.,
300	6.875%, 05/01/18	331
340	7.125%, 05/01/20	382
360	Chemtura Corp., 7.875%, 09/01/18 (e)	384
242	Dow Chemical Co. (The), 4.250%, 11/15/20	233
	EI du Pont de Nemours & Co.,
721	1.950%, 01/15/16	696
410	3.250%, 01/15/15	425
1,175	4.900%, 01/15/41	1,105
130	5.000%, 07/15/13	141
	Lyondell Chemical Co.,
562	8.000%, 11/01/17 (e)	633
1,537	11.000%, 05/01/18	1,763
525	Monsanto Co., 7.375%, 08/15/12	573
385	Nalco Co., 6.625%, 01/15/19 (e)	398
190	Polymer Group, Inc., 7.750%, 02/01/19 (e)	198
775	PolyOne Corp., 7.375%, 09/15/20	822
	Potash Corp. of Saskatchewan, Inc., (Canada),
450	4.875%, 03/01/13	481
753	7.750%, 05/31/11	767
200	PPG Industries, Inc., 9.000%, 05/01/21	260
	Praxair, Inc.,
1,535	4.625%, 03/30/15	1,656
375	5.200%, 03/15/17	413
650	5.250%, 11/15/14	728
200	Rhodia S.A., (France), 6.875%, 09/15/20 (e)	205
1,305	Union Carbide Corp., 7.750%, 10/01/96	1,357

		14,238

	Construction Materials — 0.0% (g)
75	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	78

	Containers & Packaging — 0.6%
900	Ardagh Packaging Finance plc, (Ireland), 7.375%, 10/15/17 (e)	958

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Containers & Packaging — Continued
	Ball Corp.,
1,465	5.750%, 05/15/21	1,436
1,500	6.750%, 09/15/20	1,571
125	7.125%, 09/01/16	137
125	7.375%, 09/01/19	136
220	Berry Plastics Corp., 8.250%, 11/15/15	236
2,000	Constar International, Inc., VAR, 0.000%, 02/15/12 (d)	917
600	Graphic Packaging International, Inc., 7.875%, 10/01/18	645
1,000	Packaging Dynamics Finance Corp., 10.000%, 05/01/16 (e)	1,060
376	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	393
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
1,000	6.875%, 02/15/21 (e)	1,002
675	7.125%, 04/15/19 (e)	692
700	7.750%, 10/15/16 (e)	746
500	Sealed Air Corp., 7.875%, 06/15/17	557
700	Silgan Holdings, Inc., 7.250%, 08/15/16	756
900	Solo Cup Co., 10.500%, 11/01/13	918

		12,160

	Metals & Mining — 0.7%
375	AK Steel Corp., 7.625%, 05/15/20	383
106	Arch Western Finance LLC, 6.750%, 07/01/13	107
	BHP Billiton Finance USA Ltd., (Australia),
570	4.800%, 04/15/13	614
575	5.400%, 03/29/17	645
1,110	5.500%, 04/01/14	1,234
120	6.500%, 04/01/19	142
1,086	California Steel Industries, Inc., 6.125%, 03/15/14	1,081
230	Corp. Nacional del Cobre de Chile, (Chile), 7.500%, 01/15/19	279
1,500	Edgen Murray Corp., 12.250%, 01/15/15	1,433
150	FMG Resources August 2006 Pty Ltd., (Australia), 7.000%, 11/01/15 (e)	156
255	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	267
	Novelis, Inc., (Canada),
650	8.375%, 12/15/17 (e)	716
475	8.750%, 12/15/20 (e)	524
1,510	Nucor Corp., 6.400%, 12/01/37	1,727
450	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	480

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Metals & Mining — Continued
538	Rio Tinto Finance USA Ltd., (Australia), 3.500%, 11/02/20	506
270	Severstal Columbus LLC, 10.250%, 02/15/18 (e)	294
	Steel Dynamics, Inc.,
1,500	6.750%, 04/01/15	1,534
10	7.750%, 04/15/16	10
	United States Steel Corp.,
474	6.050%, 06/01/17	482
280	7.000%, 02/01/18	292
1,500	7.375%, 04/01/20	1,586
982	Wolverine Tube, Inc., 15.000%, 03/31/12 (d)	373

		14,865

	Paper & Forest Products — 1.3%
900	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	1,008
	Abitibi-Consolidated Co. of Canada, (Canada),
14,926	6.000%, 06/20/13 (d)	149
7,648	8.375%, 04/01/15 (d)	77
	Abitibi-Consolidated, Inc., (Canada),
1,999	7.500%, 06/15/11 (d)	20
1,199	7.500%, 04/01/28 (d)	12
730	8.850%, 08/01/30 (d)	7
2,300	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	2,380
1,000	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	1,103
	Cascades, Inc., (Canada),
1,100	7.750%, 12/15/17	1,151
400	7.875%, 01/15/20	417
700	Clearwater Paper Corp., 7.125%, 11/01/18 (e)	726
	Domtar Corp.,
126	7.125%, 08/15/15	139
950	10.750%, 06/01/17	1,216
	Georgia-Pacific LLC,
1,000	5.400%, 11/01/20 (e)	995
172	7.000%, 01/15/15 (e)	178
875	7.125%, 01/15/17 (e)	929
1,200	7.750%, 11/15/29	1,332
400	8.250%, 05/01/16 (e)	451
1,154	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d) (f) (i)	78
	NewPage Corp.,
3,250	10.000%, 05/01/12	2,145
5,150	11.375%, 12/31/14	5,137

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Paper & Forest Products — Continued
	P.H. Glatfelter Co.,
2,000	7.125%, 05/01/16	2,045
1,000	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	1,155
1,650	Potlatch Corp., 7.500%, 11/01/19	1,749
	Smurfit-Stone Container Enterprises, Inc.,
1,640	8.000%, 03/15/17 (d) (f) (i)	111
2,656	8.375%, 07/01/12 (d) (f) (i)	179
750	Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, 07/01/14	827
	Weyerhaeuser Co.,
350	7.375%, 10/01/19	393
750	7.375%, 03/15/32	816

		26,925

	Total Materials	68,266

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.4%
31	AT&T Corp., 8.000%, 11/15/31	39
	AT&T, Inc.,
1,030	5.350%, 09/01/40 (e)	945
220	5.600%, 05/15/18	243
465	5.800%, 02/15/19	520
1,500	6.300%, 01/15/38	1,557
	BellSouth Corp.,
1,285	5.200%, 09/15/14	1,415
100	6.875%, 10/15/31	110
	BellSouth Telecommunications, Inc.,
451	6.300%, 12/15/15	486
330	7.000%, 12/01/95	342
	Cincinnati Bell, Inc.,
800	8.250%, 10/15/17	808
145	8.750%, 03/15/18	139
	Deutsche Telekom International Finance B.V., (Netherlands),
100	6.750%, 08/20/18	117
1,000	8.750%, 06/15/30	1,311
	Frontier Communications Corp.,
785	7.125%, 03/15/19	816
15	7.875%, 04/15/15	17
1,165	8.125%, 10/01/18	1,294
15	8.250%, 04/15/17	16
215	8.500%, 04/15/20	239
15	8.750%, 04/15/22	17
800	GTE Corp., 6.840%, 04/15/18	934

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
2,750	Level 3 Communications, Inc., 11.875%, 02/01/19 (e)	2,702
	Qwest Communications International, Inc.,
1,000	7.125%, 04/01/18	1,073
90	8.000%, 10/01/15	98
	Qwest Corp.,
1,000	6.500%, 06/01/17	1,100
250	8.875%, 03/15/12	268
	Telecom Italia Capital S.A., (Luxembourg),
562	5.250%, 11/15/13	587
190	7.721%, 06/04/38	197
	Telefonica Emisiones S.A.U., (Spain),
138	5.462%, 02/16/21	140
600	5.855%, 02/04/13	641
80	5.877%, 07/15/19	84
480	TELUS Corp., (Canada), 8.000%, 06/01/11	489
	Verizon Communications, Inc.,
585	6.900%, 04/15/38	664
75	7.350%, 04/01/39	89
	Verizon Global Funding Corp.,
820	7.750%, 12/01/30	1,006
290	7.750%, 06/15/32	357
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	2,322
	Virgin Media Secured Finance plc, (United Kingdom),
1,500	5.250%, 01/15/21 (e)	1,518
2,400	6.500%, 01/15/18	2,628
	Windstream Corp.,
525	8.125%, 08/01/13	578
125	8.125%, 09/01/18	134
1,250	8.625%, 08/01/16	1,322

		29,362

	Wireless Telecommunication Services — 0.6%
450	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	497
140	Cricket Communications, Inc., 7.750%, 05/15/16	148
75	MetroPCS Wireless, Inc., 7.875%, 09/01/18	79
805	New Cingular Wireless Services, Inc., 8.125%, 05/01/12	873
2,750	Nextel Communications, Inc., 7.375%, 08/01/15	2,757
	NII Capital Corp.,
365	8.875%, 12/15/19	403
185	10.000%, 08/15/16	210

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Wireless Telecommunication Services — Continued
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	284
	SBA Telecommunications, Inc.,
1,050	8.000%, 08/15/16	1,145
500	8.250%, 08/15/19	551
800	Sprint Capital Corp., 8.750%, 03/15/32	832
125	Sprint Nextel Corp., 8.375%, 08/15/17	138
900	Vimpel Communications Via VIP Finance Ireland Ltd., OJSC, (Ireland), 7.748%, 02/02/21 (e)	930
870	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	945
	Wind Acquisition Finance S.A., (Luxembourg),
775	7.250%, 02/15/18 (e)	800
275	11.750%, 07/15/17 (e)	316

		10,908

	Total Telecommunication Services	40,270

	Utilities — 2.7%
	Electric Utilities — 1.7%
	AES Eastern Energy LP,
514	9.000%, 01/02/17	442
2,000	9.670%, 01/02/29	1,700
505	Alabama Power Co., 6.125%, 05/15/38	554
	Carolina Power & Light Co.,
90	5.300%, 01/15/19	100
500	6.300%, 04/01/38	568
1,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	1,099
100	Centrais Eletricas Brasileiras S.A., (Brazil), 6.875%, 07/30/19 (e)	110
300	Consolidated Edison Co. of New York, Inc., 5.500%, 12/01/39	304
925	Consumers Energy Co., 6.700%, 09/15/19	1,096
80	Dubai Electricity & Water Authority, (United Arab Emirates), 8.500%, 04/22/15 (e)	85
	Duke Energy Carolinas LLC,
780	4.300%, 06/15/20	794
200	5.250%, 01/15/18	220
500	5.625%, 11/30/12	539
1,100	6.050%, 04/15/38	1,203
500	6.250%, 01/15/12	525
280	Duke Energy Indiana, Inc., 3.750%, 07/15/20	270
1,200	Enel Finance International S.A., (Luxembourg), 5.125%, 10/07/19 (e)	1,205
115	Florida Power Corp., 5.650%, 06/15/18	130

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Electric Utilities — Continued
	Georgia Power Co.,
386	4.750%, 09/01/40	351
562	5.250%, 12/15/15	625
140	5.950%, 02/01/39	150
164	Homer City Funding LLC, 8.137%, 10/01/19	158
2,000	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	2,170
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,045
860	MidAmerican Energy Co., 5.300%, 03/15/18	951
810	Midamerican Funding LLC, 6.750%, 03/01/11	810
	Nevada Power Co.,
446	5.375%, 09/15/40	432
600	7.125%, 03/15/19	713
	NextEra Energy Capital Holdings, Inc.,
275	5.350%, 06/15/13	297
265	7.875%, 12/15/15	316
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	316
	Nisource Finance Corp.,
1,470	6.400%, 03/15/18	1,650
150	6.800%, 01/15/19	173
	Northern States Power Co.,
173	5.350%, 11/01/39	176
765	6.250%, 06/01/36	871
1,010	Pacific Gas & Electric Co., 5.625%, 11/30/17	1,130
	Pacificorp,
1,900	5.750%, 04/01/37	1,979
250	7.240%, 08/16/23	291
	Peco Energy Co.,
1,880	5.350%, 03/01/18	2,080
500	5.950%, 11/01/11	518
360	Potomac Electric Power Co., 6.500%, 11/15/37	416
50	Progress Energy, Inc., 6.050%, 03/15/14	56
1,121	PSEG Power LLC, 5.125%, 04/15/20	1,155
	Public Service Co. of Colorado,
198	3.200%, 11/15/20	185
35	6.500%, 08/01/38	41
200	Public Service Co. of New Mexico, 7.950%, 05/15/18	226
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	93
1,100	6.625%, 11/15/37	1,223

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electric Utilities — Continued
	Public Service Electric & Gas Co.,
350	2.700%, 05/01/15	353
155	5.300%, 05/01/18	172
416	5.375%, 11/01/39	417
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	223
500	6.000%, 06/01/39	555
	Southern California Edison Co.,
450	5.550%, 01/15/37	466
285	5.950%, 02/01/38	311
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	170
120	Union Electric Co., 8.450%, 03/15/39	166
	Virginia Electric and Power Co.,
235	6.350%, 11/30/37	266
670	8.875%, 11/15/38	970

		35,610

	Gas Utilities — 0.2%
250	ANR Pipeline Co., 9.625%, 11/01/21	346
600	Atmos Energy Corp., 5.125%, 01/15/13	632
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	629
155	EQT Corp., 8.125%, 06/01/19	184
325	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18 (e)	333
	TransCanada PipeLines Ltd., (Canada),
1,505	4.000%, 06/15/13	1,594
1,000	6.200%, 10/15/37	1,068

		4,786

	Independent Power Producers & Energy Traders — 0.6%
1,700	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	1,844
	Dynegy Holdings, Inc.,
105	7.625%, 10/15/26	70
4,770	7.750%, 06/01/19	3,446
750	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16	729
	Edison Mission Energy,
2,000	7.000%, 05/15/17	1,625
800	7.200%, 05/15/19	636
500	7.750%, 06/15/16	447
290	FPL Energy National Wind, 6.125%, 03/25/19 (e)	275
327	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	316

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — Continued
789	Midwest Generation LLC, 8.560%, 01/02/16	816
2,012	Mirant Mid Atlantic LLC, 9.125%, 06/30/17	2,194
130	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.875%, 06/01/16 (e)	147
335	NRG Energy, Inc., 7.375%, 02/01/16	347
363	Ormat Funding Corp., 8.250%, 12/30/20	359
235	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	132

		13,383

	Multi-Utilities — 0.1%
400	Dominion Resources, Inc., 7.000%, 06/15/38	471
160	DTE Energy Co., 7.625%, 05/15/14	183
	Sempra Energy,
255	6.150%, 06/15/18	289
75	6.500%, 06/01/16	86
220	8.900%, 11/15/13	257
420	9.800%, 02/15/19	559

		1,845

	Water Utilities — 0.1%
925	American Water Capital Corp., 6.085%, 10/15/17	1,042

	Total Utilities	56,666

	Total Corporate Bonds (Cost $727,478)	763,270

Foreign Government Securities — 1.5%
100	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	108
150	Citigroup Funding, Inc., CLN, 11.000%, 07/24/20 (linked to Colombian Government Bond, 11.000%, 07/24/20; credit rating BBB+), (Colombia), 11.000%, 07/27/20 (f) (i)	136
100	Citigroup Funding, Inc., CLN, 14.250%, 06/19/13 (linked to Indonesia Government Bond, 14.250%, 06/15/13; credit rating BB+), (Indonesia) (e) (f) (i)	99
130	Citigroup Funding, Inc., CLN, 14.990%, 03/13/13 (linked to Government of Ghana 3-Year Bond, 14.990%, 03/11/13; credit rating B), (Ghana) (e) (f) (i)	132
60	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, (Ukraine), 7.650%, 09/07/11	60

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

	100	Deutsche Bank AG, London Branch, CLN, 14.275%, 12/22/13 (linked to Indonesia Government Bond, 14.275%, 12/22/13; credit rating BB+), (Indonesia) (e) (f) (i)	136
		Federal Republic of Brazil, (Brazil),
BRL	340	6.000%, 05/15/13	412
	70	7.125%, 01/20/37	83
	673	8.000%, 01/15/18	789
	140	8.250%, 01/20/34	183
	90	8.750%, 02/04/25	121
	300	8.875%, 04/15/24	405
	380	11.000%, 08/17/40	511
	299	12.250%, 03/06/30	529
	126	Government of Belize, (Belize), Reg. S., SUB, 6.000%, 02/20/29	107
		Government of Ukraine, (Ukraine),
	510	6.580%, 11/21/16 (e)	503
	300	6.875%, 09/23/15 (e)	304
	110	IIRSA Norte Finance Ltd., (Peru), Reg. S., 8.750%, 05/30/24	121
		Petroleos de Venezuela S.A., (Venezuela),
	25	5.250%, 04/12/17	14
	215	5.375%, 04/12/27	99
	200	Province of Manitoba, (Canada), 2.125%, 04/22/13	204
	655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	891
		Province of Ontario, (Canada),
	780	2.700%, 06/16/15	797
	1,635	2.950%, 02/05/15	1,691
	300	Province of Quebec, (Canada), 6.350%, 01/30/26	356
	320	Provincia de Cordoba, (Argentina), 12.375%, 08/17/17 (e)	332
		Republic of Argentina, (Argentina),
ARS	634	VAR, 0.000%, 12/31/33	259
	455	VAR, 1.683%, 08/03/12 (d)	109
	50	SUB, 2.500%, 12/31/38	21
	734	SUB, 2.500%, 12/31/38	304
	35	7.000%, 09/12/13	36
	110	8.280%, 12/31/33	93
	775	8.750%, 06/02/17	782
	100	Republic of Belarus, (Belarus), 8.750%, 08/03/15	98
		Republic of Colombia, (Colombia),
	100	7.375%, 09/18/37	118
COP	144,000	7.750%, 04/14/21	80

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

	Foreign Government Securities — Continued
	440	8.125%, 05/21/24	554
	140	10.375%, 01/28/33	207
		Republic of Croatia, (Croatia),
	200	6.625%, 07/14/20 (e)	205
	190	Reg. S., 6.625%, 07/14/20	196
	100	Republic of Ecuador, (Ecuador), Reg. S., 9.375%, 12/15/15	99
	365	Republic of Egypt, (Egypt), 5.750%, 04/29/20 (e)	338
		Republic of El Salvador, (El Salvador),
	180	Reg. S., 7.650%, 06/15/35	181
	140	Reg. S., 8.250%, 04/10/32	153
	110	Republic of Ghana, (Ghana), Reg. S., 8.500%, 10/04/17	119
	501	Republic of Hungary, (Hungary), 6.250%, 01/29/20	512
		Republic of Indonesia, (Indonesia),
	645	Reg. S., 6.750%, 03/10/14	712
	50	Reg. S., 7.750%, 01/17/38	60
	340	Reg. S., 8.500%, 10/12/35	438
	350	11.625%, 03/04/19 (e)	505
	250	Republic of Iraq, (Iraq), Reg. S., 5.800%, 01/15/28	219
		Republic of Lithuania, (Lithuania),
	650	5.125%, 09/14/17 (e)	637
	130	Reg. S., 5.125%, 09/14/17	127
	160	Reg. S., 6.750%, 01/15/15	172
	200	Republic of Nigeria, (Nigeria), 6.750%, 01/28/21 (e)	196
		Republic of Panama, (Panama),
	280	7.250%, 03/15/15	324
	150	8.875%, 09/30/27	203
	460	9.375%, 04/01/29	644
		Republic of Peru, (Peru),
PEN	940	Reg. S., 6.900%, 08/12/37	339
PEN	440	Reg. S., 6.950%, 08/12/31	160
	430	7.350%, 07/21/25	519
	290	8.375%, 05/03/16	357
	218	8.750%, 11/21/33	299
	88	9.875%, 02/06/15	110
		Republic of Philippines, (Philippines),
	170	4.000%, 01/15/21	162
	100	9.500%, 02/02/30	142
	170	9.875%, 01/15/19	231
	570	10.625%, 03/16/25	859
	93	Republic of Serbia, (Serbia), Reg. S., SUB, 6.750%, 11/01/24	93

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Republic of South Africa, (South Africa),
	100	5.500%, 03/09/20	105
	110	5.875%, 05/30/22	117
	125	6.875%, 05/27/19	144
ZAR	2,985	13.500%, 09/15/15	522
	370	Republic of Sri Lanka, (Sri Lanka), 6.250%, 10/04/20 (e)	364
		Republic of Turkey, (Turkey),
	500	6.750%, 04/03/18	549
	395	7.250%, 03/15/15	444
	637	7.250%, 03/05/38	682
	100	7.500%, 07/14/17	114
	110	7.500%, 11/07/19	126
	125	9.500%, 01/15/14	146
		Republic of Uruguay, (Uruguay),
UYU	1,800	4.763%, 06/26/37	123
UYU	3,000	5.572%, 04/05/27	230
	420	7.625%, 03/21/36	493
	170	8.000%, 11/18/22	209
		Republic of Venezuela, (Venezuela),
	684	Reg. S., 5.750%, 02/26/16	485
	525	Reg. S., 6.000%, 12/09/20	300
	400	Reg. S., 7.750%, 10/13/19	264
	660	Reg. S., 9.000%, 05/07/23	439
	252	Reg. S., 12.750%, 08/23/22	213
		Russian Federation, (Russia),
	2,031	Reg. S., SUB, 7.500%, 03/31/30	2,351
RUB	5,000	7.850%, 03/10/18 (e)	173
		United Mexican States, (Mexico),
MXN	380	4.563%, 11/22/35	155
	640	5.625%, 01/15/17	706
	200	5.875%, 02/17/14	220
	498	5.950%, 03/19/19	554
MXN	3,900	8.000%, 12/17/15	339

		Total Foreign Government Securities (Cost $31,810)	31,662

	Mortgage Pass-Through Securities — 4.3%
		Federal Home Loan Mortgage Corp.,
	840	ARM, 3.642%, 03/01/36	886
	443	ARM, 5.539%, 03/01/36	457
	141	ARM, 5.970%, 05/01/37	149
	792	ARM, 6.002%, 10/01/37	837
	399	ARM, 6.249%, 10/01/36	417
	227	ARM, 6.342%, 08/01/36	238

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — Continued
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
2,102		4.000%, 08/01/18 - 05/01/19	2,190
1,093		4.500%, 10/01/18	1,157
138		5.000%, 05/01/18	148
848		5.500%, 01/01/21	922
889		6.000%, 11/01/21	971
576		6.500%, 07/01/14	610
16		7.000%, 05/01/11 - 06/01/11	16
103		7.500%, 05/01/11 - 01/01/17	113
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
1,687		6.500%, 11/01/22 - 03/01/26	1,868
426		7.000%, 01/01/27	485
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
493		4.000%, 09/01/33	491
173		6.000%, 02/01/29	190
1,430		6.500%, 01/01/24 - 11/01/36	1,610
1,350		7.000%, 09/01/24 - 10/01/36 (m)	1,539
155		7.500%, 10/01/19 - 10/01/30	173
165		8.000%, 08/01/27 - 03/01/30	196
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
2,895		7.500%, 01/01/32 - 12/01/36	3,348
663		10.000%, 10/01/30	783
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
194		7.000%, 12/01/14 - 03/01/16	208
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
5		7.500%, 02/01/17	6
8		12.000%, 08/01/15 - 07/01/19	9
—	(h)	13.000%, 06/01/14	—	(h)
		Federal National Mortgage Association,
252		ARM, 2.438%, 01/01/34	264
357		ARM, 2.477%, 05/01/35	374
25		ARM, 2.750%, 10/01/33	26
130		ARM, 5.096%, 04/01/37	137
622		ARM, 5.651%, 03/01/37	659
807		ARM, 5.653%, 04/01/37	853
1,877		ARM, 5.696%, 01/01/23	2,016
443		ARM, 5.875%, 07/01/37	470
482		ARM, 6.000%, 02/01/37	514
211		ARM, 6.070%, 07/01/37	224

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Federal National Mortgage Association, 15 Year, Single Family,
6,439		3.500%, 09/01/18 - 07/01/19	6,643
4,131		4.000%, 07/01/18 - 12/01/18	4,324
469		4.500%, 07/01/18	496
2,538		5.000%, 05/01/18 - 11/01/18	2,729
1,410		5.500%, 08/01/17 - 07/01/20	1,526
2,588		6.000%, 01/01/14 - 08/01/22	2,837
77		6.500%, 05/01/13	85
—	(h)	7.000%, 03/01/15	—	(h)
5		7.500%, 02/01/12	5
28		8.000%, 01/01/16	29
3		8.500%, 11/01/11	3
		Federal National Mortgage Association, 20 Year, Single Family,
1,980		3.500%, 12/01/30	1,925
2,526		6.000%, 04/01/24 - 08/01/27	2,769
1,140		6.500%, 11/01/18	1,257
340		Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	366
		Federal National Mortgage Association, 30 Year, Single Family,
547		5.500%, 12/01/28 - 07/01/29	591
2,146		6.000%, 04/01/35 - 08/01/37	2,366
4,341		6.500%, 04/01/28 - 10/01/38	4,871
2,317		7.000%, 03/01/28 - 04/01/37	2,659
998		7.500%, 09/01/25 - 11/01/38	1,146
—	(h)	8.000%, 08/01/22	—	(h)
75		8.500%, 10/01/25 - 12/01/25	88
5		9.000%, 01/01/19 - 04/01/25	6
26		12.500%, 01/01/16	27
		Federal National Mortgage Association, Other,
2,478		4.515%, 02/01/20	2,549
3,000		4.546%, 02/01/20	3,091
2,000		4.640%, 01/01/21	2,068
1,781		5.000%, 12/01/32 - 08/01/33	1,870
1,172		5.500%, 09/01/17	1,262
548		6.500%, 04/01/36 - 07/01/36	612
		Government National Mortgage Association II, 30 Year, Single Family,
3,766		6.000%, 04/20/36 - 09/20/36	4,143
21		6.500%, 02/20/29	23
5,211		7.000%, 10/20/38 - 01/20/39	5,960
111		7.500%, 08/20/25 - 07/20/27	129
1,225		8.000%, 08/20/26 - 09/20/31	1,437
1,294		Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	1,435

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association, 30 Year, Single Family,
511	6.500%, 02/15/28 - 10/15/29	581
169	7.000%, 01/15/23 - 02/15/28	195
155	7.250%, 07/15/21 - 01/15/28	177
93	7.500%, 10/15/22 - 09/15/29	107
8	7.750%, 02/15/27	9
4	8.500%, 11/15/25	5
130	9.000%, 04/15/16 - 01/15/25	149
5	10.000%, 11/15/20	6
2	13.000%, 01/15/15	2

	Total Mortgage Pass-Through Securities (Cost $84,534)	88,112

Municipal Bonds — 0.5%
	California — 0.1%
1,000	Los Angeles Department of Airports, Taxable Build America Bonds, Rev., 6.582%, 05/15/39	981

	Illinois — 0.1%
780	Railsplitter Tobacco Settlement Authority, Rev., 5.250%, 06/01/21	758
1,960	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	1,573

		2,331

	New York — 0.2%
900	New York City Municipal Water Finance Authority, Second General Resolution, Rev., 5.375%, 06/15/43	913
	New York State Dormitory Authority, State Personal Taxable General Purpose, Build America Bonds,
560	Series H, Rev., 5.289%, 03/15/33	543
1,165	Series H, Rev., 5.389%, 03/15/40	1,099
1,450	Port Authority of New York & New Jersey, Rev., 5.647%, 11/01/40	1,393

		3,948

	Ohio — 0.1%
1,040	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	1,083

	Oklahoma — 0.0% (g)
900	Oklahoma City Water Utilities Trust, Water & Sewer, Rev., 5.375%, 07/01/40	951

	Washington — 0.0% (g)
900	City of Seattle, Light & Power Imrovement, Series A, Rev., 5.250%, 02/01/33	930

	Total Municipal Bonds (Cost $10,555)	10,224

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Supranational — 0.0% (g)
330	Eurasian Development Bank, (Kazakhstan), Reg. S., 7.375%, 09/29/14 (Cost $343)	361

U.S. Government Agency Securities — 1.2%
1,500	Federal Home Loan Bank System, 1.750%, 12/14/12	1,527
	Federal Home Loan Mortgage Corp.,
915	2.500%, 04/23/14	945
635	5.250%, 04/18/16	720
385	6.750%, 09/15/29	486
	Federal National Mortgage Association,
7,360	Zero Coupon, 06/01/17	5,983
3,505	1.375%, 04/28/11	3,512
1,995	1.750%, 03/23/11	1,997
825	5.000%, 05/11/17	926
1,500	5.625%, 07/15/37	1,676
1,000	8.200%, 03/10/16	1,266
1,000	Federal National Mortgage Association Interest Strip, 11/15/21	627
	Financing Corp. Fico,
1,285	Zero Coupon, 04/05/19	963
500	Zero Coupon, 09/26/19	365
462	New Valley Generation II, 5.572%, 05/01/20	490
669	New Valley Generation III, 4.929%, 01/15/21	693
	Tennessee Valley Authority,
902	4.625%, 09/15/60	837
869	5.250%, 09/15/39	910
500	Tennessee Valley Authority Principal Strip, Zero Coupon, 11/01/25	241

	Total U.S. Government Agency Securities (Cost $23,668)	24,164

U.S. Treasury Obligations — 17.3%
	U.S. Treasury Bonds,
85	3.500%, 02/15/39	72
555	4.375%, 02/15/38	548
5,000	4.500%, 02/15/36	5,066
3,890	4.500%, 05/15/38	3,917
2,500	5.250%, 02/15/29	2,831
1,000	5.500%, 08/15/28	1,164
2,340	6.000%, 02/15/26	2,866
5,000	6.250%, 08/15/23	6,240
4,250	6.375%, 08/15/27	5,414
7,600	7.125%, 02/15/23	10,132
7,200	7.250%, 08/15/22	9,668
20,000	7.500%, 11/15/16	25,488
4,800	7.500%, 11/15/24	6,662

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligations — Continued
2,625	7.875%, 02/15/21	3,634
1,937	8.125%, 08/15/19	2,673
13,600	8.125%, 05/15/21	19,155
10,000	8.125%, 08/15/21	14,127
5,000	8.500%, 02/15/20	7,094
3,500	8.750%, 05/15/17	4,759
6,000	8.750%, 08/15/20	8,691
24,560	8.875%, 08/15/17 (m)	33,793
2,834	8.875%, 02/15/19	4,036
5,000	9.000%, 11/15/18 (m)	7,136
1,000	U.S. Treasury Inflation Indexed Bond, 3.625%, 04/15/28	1,734
	U.S. Treasury Notes,
3,225	0.875%, 04/30/11	3,229
50	1.000%, 08/31/11 (k)	50
90	1.000%, 10/31/11	91
4,000	1.375%, 09/15/12	4,055
6,625	1.375%, 10/15/12	6,716
5,275	1.375%, 11/15/12	5,347
10,000	1.875%, 06/15/12	10,194
225	2.250%, 05/31/14	232
11,000	2.250%, 11/30/17	10,658
100	2.375%, 03/31/16	101
2,780	2.625%, 02/29/16	2,845
130	2.625%, 04/30/16	132
12,290	2.750%, 05/31/17	12,401
1,000	3.125%, 10/31/16	1,039
10,654	3.125%, 05/15/19	10,688
2,250	3.250%, 03/31/17	2,341
320	4.000%, 02/15/15	349
7,860	4.750%, 08/15/17	8,855
	U.S. Treasury STRIPS,
308	05/15/14	295
2,000	11/15/14	1,885
2,425	11/15/15	2,201
6,980	05/15/16	6,192
6,916	02/15/17	5,912
5,991	05/15/17	5,079
12,248	08/15/17	10,239
19,170	11/15/17	15,826
6,000	02/15/18	4,893
1,606	08/15/18	1,279
185	08/15/19	140
5,185	11/15/20	3,649
22,000	11/15/21	14,575
5,000	08/15/22	3,173

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

5,000	11/15/22	3,122
4,000	08/15/24	2,256
5,000	11/15/24	2,775
2,900	02/15/25	1,586
2,550	02/15/27	1,237
8,000	11/15/27	3,717
2,615	02/15/28	1,198

	Total U.S. Treasury Obligations (Cost $352,077)	357,452

SHARES
Common Stocks — 0.7%
	Consumer Discretionary — 0.1%
	Leisure Equipment & Products — 0.0% (g)
31	True Temper Holdings Corp., Inc. (a) (f) (i)	248

	Media — 0.1%
46	Charter Communications, Inc., Class A (a)	2,119

	Total Consumer Discretionary	2,367

	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
40	Eurofresh, Inc., ADR (a) (f) (i)	30

	Household Products — 0.0% (g)
2	Spectrum Brands Holdings, Inc. (a)	66

	Total Consumer Staples	96

	Industrials — 0.0% (g)
	Airlines — 0.0% (g)
1	Delta Air Lines, Inc. (a)	11

	Commercial Services & Supplies — 0.0% (g)
3	Quad/Graphics, Inc. (a)	125

	Total Industrials	136

	Information Technology — 0.1%
	Semiconductors & Semiconductor Equipment — 0.1%
695	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg) (a) (f) (i)	1,688

	Materials — 0.5%
	Chemicals — 0.1%
53	LyondellBasell Industries N.V., (Netherlands), Class A (a)	2,025

	Construction Materials — 0.1%
264	U.S. Concrete, Inc. (a)	2,643

	Paper & Forest Products — 0.3%
198	AbitibiBowater, Inc., (Canada) (a)	5,547

	Total Materials	10,215

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — Continued

		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
4		AboveNet, Inc.	290
—	(h)	XO Holdings, Inc. (a)	—	(h)

			290

		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)

		Total Telecommunication Services	290

		Utilities — 0.0% (g)
		Independent Power Producers & Energy Traders — 0.0% (g)
1		NRG Energy, Inc. (a)	20

		Total Common Stocks (Cost $13,344)	14,812

Preferred Stocks — 0.5%
		Consumer Discretionary — 0.2%
		Automobiles — 0.1%
35		General Motors Co., 4.750%, 12/01/13	1,781

		Household Durables — 0.1%
153		M/I Homes, Inc., Series A, 9.750%, 03/15/12 (a) (x)	2,838

		Total Consumer Discretionary	4,619

		Consumer Staples — 0.0% (g)
		Food Products — 0.0% (g)
—	(h)	Eurofresh, Inc., ADR (a) (f) (i)	56

		Financials — 0.3%
		Commercial Banks — 0.1%
20		CoBank ACB, 7.000%, 04/01/11 (e) (f) (i) (x)	937
10		CoBank ACB, Series C, 11.000%, 07/01/13 (e) (x)	567
15		CoBank ACB, Series D, 11.000%, 10/01/14 (f) (i) (x)	847

			2,351

		Consumer Finance — 0.2%
3		Ally Financial, Inc., 7.000%, 12/31/11 (e) (x)	3,027
14		Citigroup Capital XIII, VAR, 7.875%, 10/30/40	390

			3,417

		Total Financials	5,768

		Total Preferred Stocks (Cost $10,168)	10,443

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — 3.0%
	Consumer Discretionary — 1.3%
	Automobiles — 0.0% (g)
	Ford Motor Co., Tranche B1 Term Loan,
759	VAR, 3.020%, 12/15/13	758
330	VAR, 3.020%, 12/15/13	330
64	VAR, 3.020%, 12/15/13	63

		1,151

	Gaming — 0.5%
2,050	CCM Merger, Inc., Term Loan, 03/01/17^	2,076
	CCM Merger, Inc., Term Loan B,
2,068	VAR, 8.500%, 07/13/12	2,068
565	VAR, 8.500%, 07/13/12	565
269	VAR, 8.500%, 07/13/12	269
4,000	Harrah’s Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 3.303%, 01/28/15	3,707
29	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A, VAR, 5.000%, 11/25/13	29
193	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B, VAR, 5.000%, 11/25/13	192
427	Isle of Capri Casinos, Inc., Initial Term Loan, VAR, 5.000%, 11/25/13	426
	Sugarhouse HSP Gaming, Term Loan B,
4	VAR, 11.250%, 09/23/14	4
53	VAR, 11.250%, 09/23/14	54
551	VAR, 11.250%, 09/23/14	560

		9,950

	Media — 0.5%
1,000	Bresnan Communications, Term Loan B, VAR, 4.500%, 12/15/17	1,006
499	Cengage Learning Acquisitions, Term Loan, VAR, 2.550%, 07/03/14	479
1,633	Clear Channel Communications, Inc., Term Loan B, VAR, 3.912%, 01/29/16	1,492
401	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	402
1,467	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	1,471
1,750	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	1,854
	R.H. Donnelley, Inc., Exit Term Loan,
63	VAR, 9.000%, 10/24/14	48
559	VAR, 9.000%, 10/24/14	431
549	VAR, 9.000%, 10/24/14	423
63	VAR, 9.000%, 10/24/14	48
59	VAR, 9.000%, 10/24/14	46

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Media — Continued
441	Univision Communications, Inc., Initial Term Loan, VAR, 2.512%, 09/29/14	428
	Vertis, Inc., 1st Lien Term Loan,
2,621	VAR, 11.750%, 12/20/15	2,621
129	VAR, 11.750%, 12/20/15	129

		10,878

	Specialty Retail — 0.1%
739	Claire’s Stores, Term Loan B, VAR, 5.000%, 05/29/14	719
725	Gymboree, 1st Lien Term Loan, VAR, 5.000%, 02/11/18	726
	Leslie’s Poolmart, Term Loan B,
373	VAR, 6.000%, 11/21/16	377
2	VAR, 6.000%, 11/21/16	2

		1,824

	Textiles, Apparel & Luxury Goods — 0.2%
	Claire’s Stores, Term Loan B,
2,880	VAR, 3.012%, 05/29/14	2,803
604	VAR, 3.054%, 05/29/14	587

		3,390

	Total Consumer Discretionary	27,193

	Consumer Staples — 0.1%
	Food Products — 0.0% (g)
	Bolthouse Farms, 1st Lien Term Loan,
143	VAR, 5.500%, 02/11/16	144
1	VAR, 5.750%, 02/11/16	—	(h)

		144

	Household Products — 0.0% (g)
750	Spectrum Brands, 1st Term Loan, 06/01/16^	757

	Personal Products — 0.1%
500	NBTY, Inc., 1st Lien Term Loan, 10/01/17^	502
715	NBTY, Inc., Term Loan B, VAR, 6.250%, 09/21/16	722

		1,224

	Total Consumer Staples	2,125

	Energy — 0.0% (g)
	Energy Equipment & Services — 0.0% (g)
275	Equipower Resource Holdings, 1st Lien Term Loan, VAR, 5.750%, 01/26/18	277

	Oil, Gas & Consumable Fuels — 0.0% (g)
300	Big West Oil, Term Loan B, VAR, 7.000%, 03/31/16	304

	Total Energy	581

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Financials — 0.6%
	Capital Markets — 0.1%
2,220	Pinafore LLC, Term Loan B1, VAR, 4.250%, 09/29/16	2,232

	Consumer Finance — 0.0% (g)
450	American General Finance Corp., Term Loan B, VAR, 7.250%, 04/21/15	454

	Diversified Financial Services — 0.5%
11,427	Capmark Financial Group, U.S. Term Loan, VAR, 5.250%, 03/23/11 (d)	5,675
850	Capmark Financial Group, Unsecured Bridge Loan, VAR, 5.250%, 03/23/11 (d)	419
	Clarke American Corp., Term Loan B,
563	VAR, 2.762%, 06/30/14	536
410	VAR, 2.762%, 06/30/14	390
769	VAR, 2.803%, 06/30/14	731
895	VAR, 2.803%, 06/30/14	851
340	VAR, 2.803%, 06/30/14	324

		8,926

	Insurance — 0.0% (g)
89	USI Holdings Corp., Series C, New Term Loan, VAR, 7.000%, 05/04/14	90

	Thrift & Mortgage Finance — 0.0% (g)
38	Ocwen Financial Corp., Initial Term Loan, VAR, 9.000%, 07/29/15	37

	Total Financials	11,739

	Health Care — 0.0% (g)
	Health Care Providers & Services — 0.0% (g)
175	Inventive Health, Term Loan, 08/04/16^	176

	Pharmaceuticals — 0.0% (g)
	Axcan Intermediate Holdings, Inc., Term Loan,
214	VAR, 5.500%, 02/10/17	214
37	VAR, 5.500%, 02/10/17	36

		250

	Total Health Care	426

	Industrials — 0.4%
	Air Freight & Logistics — 0.1%
2,000	Ozborn-Hessey Logistics, 2nd Lien Term Loan, VAR, 10.500%, 10/16/16	2,030

	Airlines — 0.1%
	Delta Airlines, Inc., 1st Lien Credit Linked Deposit,
143	VAR, 0.094%, 04/30/12	139
827	VAR, 2.264%, 04/30/12	802

		941

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	Building Products — 0.1%
290	Jacuzzi Brands, Inc., 1st Lien Synthetic Credit Facility, VAR, 0.203%, 02/07/14	245
	Jacuzzi Brands, Inc., 1st Lien Term Loan B,
5	VAR, 2.533%, 02/07/14	4
2,507	VAR, 2.554%, 02/07/14	2,119

		2,368

	Commercial Services & Supplies — 0.0% (g)
425	Cenveo Corp., Term Loan, VAR, 6.250%, 12/21/16	429

	Electrical Equipment — 0.1%
25	Electrical Components International, Inc., Synthetic Revolving Loan Commitment, VAR, 1.400%, 02/04/16	24
395	Electrical Components International, Inc., Term Loan, VAR, 6.750%, 01/25/17	396
	Generac Power Systems, Term Loan,
203	VAR, 2.760%, 11/10/13	203
1,145	VAR, 2.803%, 11/10/13	1,142

		1,765

	Road & Rail — 0.0% (g)
472	Swift Transportation Co., Term Loan, VAR, 6.000%, 12/21/16	474

	Total Industrials	8,007

	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
400	Syniverse Holdings, Inc., Term Loan B, VAR, 5.250%, 12/22/17	404

	Internet Software & Services — 0.0% (g)
	Savvis Communications Corp., Term Loan B,
495	VAR, 6.750%, 08/04/16	500
3	VAR, 6.750%, 08/04/16	3

		503

	IT Services — 0.2%
891	CompuCom Systems, Term Loan, VAR, 3.770%, 08/23/14 (f) (i)	867
998	EVERTEC, Inc., Term Loan B, VAR, 7.000%, 09/30/16	1,006
812	First Data Corp., Initial Tranche B-1, VAR, 3.012%, 09/24/14	767
559	First Data Corp., Initial Tranche B-3, VAR, 3.011%, 09/24/14	528

		3,168

	Total Information Technology	4,075

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Materials — 0.1%
	Chemicals — 0.1%
272	AZ Chem U.S., Inc., Term Loan, VAR, 6.750%, 11/18/16	275
1,420	Cristal Inorganic Chemicals (Millennium), 1st Lien Term Loan, VAR, 2.553%, 05/15/14	1,415
300	Nexeo Solutions, Initial Term Loan, 07/31/17^	301
	Styron, 1st Lien Term Loan,
539	VAR, 6.000%, 07/31/17	543
1	VAR, 6.000%, 07/31/17	2
475	Univar Inc., Term Loan B, 06/01/17^	477

	Total Materials	3,013

	Utilities — 0.3%
	Independent Power Producers & Energy Traders — 0.3%
1,481	New Development Holdings LLC, Term Loan, VAR, 7.000%, 07/03/17	1,495
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
965	VAR, 3.764%, 10/10/14	812
1,360	VAR, 3.803%, 10/10/14	1,144
94	VAR, 3.803%, 10/10/14	79
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
1,887	VAR, 3.764%, 10/10/14	1,584
77	VAR, 3.803%, 10/10/14	65
21	VAR, 3.803%, 10/10/14	17

	Total Utilities	5,196

	Total Loan Participations & Assignments (Cost $59,025)	62,355

Short-Term Investment — 7.0%
	Investment Company — 7.0%
145,512	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $145,512)	145,512

	Total Investments —100.6% (Cost $2,002,365)	2,078,883
	Liabilities in Excess of Other Assets — (0.6)%	(11,669)

	NET ASSETS — 100.0%	$2,067,214

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amount in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	10 Year U.S. Treasury Note	06/21/11	1,071	—	(h)
6	30 Year U.S. Treasury Bond	06/21/11	722	1
2	2 Year U.S. Treasury Note	06/30/11	437	—	(h)
	Short Futures Outstanding
(2)	5 Year U.S. Treasury Note	06/30/11	(234)	—	(h)

				1

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,000,000	RUB	Deutsche Bank AG	03/10/11	172	173	1
2,290,000	ZAR	Citibank, N.A.	03/16/11	313	328	15
100,000	ZAR	Deutsche Bank AG	03/16/11	14	14	—	(h)
				499	515	16

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,025,000	ZAR	Barclays Bank plc	03/16/11	292	290	2
365,000	ZAR	Deutsche Bank AG	03/16/11	54	52	2
				346	342	4

Credit Default Swap—Sell Protection [1]

Corporate Issuer:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 2/28/11 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Goldman Sachs Capital Management:
FSA Global Funding Ltd, 6.110%, 06/29/15	1.950% quarterly	3/20/2013	4.841%	1,000	(51)	—

[1]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occuring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater liklihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally related to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 41.6%
	Agency CMO — 41.6%
	Federal Home Loan Mortgage Corp. REMICS,
113	Series 1343, Class LA, 8.000%, 08/15/22	132
754	Series 1367, Class K, 5.500%, 09/15/22	816
146	Series 1591, Class E, 10.000%, 10/15/23	162
1,264	Series 1633, Class Z, 6.500%, 12/15/23	1,361
1,681	Series 1694, Class PK, 6.500%, 03/15/24	1,815
7,106	Series 1785, Class A, 6.000%, 10/15/23	7,343
388	Series 1999, Class PU, 7.000%, 10/15/27	440
704	Series 2031, Class PG, 7.000%, 02/15/28	783
1,946	Series 2035, Class PC, 6.950%, 03/15/28	1,975
1,623	Series 2064, Class PD, 6.500%, 06/15/28 (m)	1,673
1,452	Series 2095, Class PE, 6.000%, 11/15/28	1,594
502	Series 2152, Class BD, 6.500%, 05/15/29	545
3,185	Series 2162, Class TH, 6.000%, 06/15/29	3,496
256	Series 2345, Class PQ, 6.500%, 08/15/16	272
1,500	Series 2367, Class ME, 6.500%, 10/15/31	1,638
3,847	Series 2480, Class EJ, 6.000%, 08/15/32	4,199
6,000	Series 2562, Class PG, 5.000%, 01/15/18	6,437
3,266	Series 2571, Class PV, 5.500%, 01/15/14	3,455
3,609	Series 2580, Class QM, 5.000%, 10/15/31	3,724
2,944	Series 2611, Class QZ, 5.000%, 05/15/33	3,043
6,025	Series 2630, Class KS, 4.000%, 01/15/17	6,176
752	Series 2647, Class A, 3.250%, 04/15/32	768
4,334	Series 2651, Class VZ, 4.500%, 07/15/18	4,593
9,000	Series 2656, Class BG, 5.000%, 10/15/32	9,622
10,000	Series 2684, Class PD, 5.000%, 03/15/29	10,164
2,500	Series 2688, Class DG, 4.500%, 10/15/23	2,622
8,588	Series 2727, Class PE, 4.500%, 07/15/32	9,054
3,890	Series 2749, Class TD, 5.000%, 06/15/21	4,009
6,000	Series 2773, Class TB, 4.000%, 04/15/19	6,243
3,847	Series 2780, Class TD, 5.000%, 04/15/28	3,883
7,450	Series 2841, Class AT, 4.000%, 08/15/19	7,743
2,781	Series 2882, Class QD, 4.500%, 07/15/34	2,923
6,342	Series 2915, Class MU, 5.000%, 01/15/35	6,553
3,968	Series 2927, Class GA, 5.500%, 10/15/34	4,343
2,291	Series 2929, Class PC, 5.000%, 01/15/28	2,311
5,500	Series 2931, Class QD, 4.500%, 02/15/20	5,855
10,212	Series 2976, Class HP, 4.500%, 01/15/33	10,696
10,600	Series 3036, Class ND, 5.000%, 05/15/34 (m)	11,179
3,520	Series 3045, Class HN, 4.500%, 09/15/33	3,690
2,609	Series 3085, Class VS, HB, IF, 27.657%, 12/15/35	3,808
4,446	Series 3114, Class KB, 5.000%, 09/15/27	4,519
5,846	Series 3181, Class OP, PO, 07/15/36	5,055

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
4,500	Series 3188, Class GE, 6.000%, 07/15/26	4,768
17,602	Series 3325, Class JL, 5.500%, 06/15/37	19,091
6,000	Series 3341, Class PE, 6.000%, 07/15/37	6,541
7,000	Series 3413, Class B, 5.500%, 04/15/37	7,075
6,000	Series 3544, Class PC, 5.000%, 05/15/37	6,258
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,279
28,366	Series 3737, Class DG, 5.000%, 10/15/30	30,273
7,000	Series 3798, Class AY, 3.500%, 01/15/26	6,405
5,000	Series 3809, Class BC, 3.500%, 02/15/26	4,650
107	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.000%, 11/01/23	20
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,659	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	3,002
3,071	Series T-54, Class 2A, 6.500%, 02/25/43	3,550
1,251	Series T-56, Class APO, PO, 05/25/43 (f) (i)	864
1,899	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	2,095
	Federal National Mortgage Association Interest STRIPS,
3,919	Series 278, Class 1, VAR, 1.302%, 08/01/25	3,642
1,675	Series 278, Class 3, VAR, 1.285%, 11/01/23	1,544
2,684	Series 343, Class 23, IO, 4.000%, 10/01/18	239
	Federal National Mortgage Association REMICS,
149	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	168
82	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	87
351	Series 1993-110, Class H, 6.500%, 05/25/23	405
273	Series 1993-146, Class E, PO, 05/25/23	243
4,740	Series 1993-155, Class PJ, 7.000%, 09/25/23	5,260
52	Series 1993-205, Class H, PO, 09/25/23	44
75	Series 1993-217, Class H, PO, 08/25/23	64
58	Series 1993-228, Class G, PO, 09/25/23	50
1,637	Series 1994-37, Class L, 6.500%, 03/25/24	1,847
3,015	Series 1994-43, Class PJ, 6.350%, 12/25/23	3,070
5,831	Series 1994-51, Class PV, 6.000%, 03/25/24	6,402
1,742	Series 1994-62, Class PJ, 7.000%, 01/25/24	1,774
3,198	Series 1998-58, Class PC, 6.500%, 10/25/28	3,497
580	Series 2000-8, Class Z, 7.500%, 02/20/30	652
2,078	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	400
726	Series 2002-2, Class UC, 6.000%, 02/25/17	777
1,216	Series 2002-3, Class PG, 5.500%, 02/25/17	1,295

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	115

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,502	Series 2002-73, Class OE, 5.000%, 11/25/17	6,969
2,047	Series 2002-92, Class FB, VAR, 0.912%, 04/25/30	2,064
7,162	Series 2003-21, Class PZ, 4.500%, 03/25/33	7,255
7,001	Series 2003-35, Class MD, 5.000%, 11/25/16	7,098
703	Series 2003-67, Class SA, HB, IF, 43.800%, 10/25/31	1,335
5,000	Series 2003-74, Class VL, 5.500%, 11/25/22	5,425
20,000	Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	21,337
5,000	Series 2003-92, Class VH, 5.000%, 02/25/19	5,323
10,000	Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	10,526
16,000	Series 2004-7, Class JK, 4.000%, 02/25/19	16,796
3,935	Series 2004-46, Class QD, HB, IF, 22.954%, 03/25/34	5,422
4,385	Series 2004-54, Class FL, VAR, 0.662%, 07/25/34	4,407
8,511	Series 2004-60, Class PA, 5.500%, 04/25/34	9,206
2,355	Series 2005-16, Class LC, 5.500%, 05/25/28	2,393
7,805	Series 2005-22, Class EH, 5.000%, 04/25/35	8,070
2,944	Series 2005-29, Class AK, 4.500%, 04/25/35	3,097
5,693	Series 2005-58, Class EP, 5.500%, 07/25/35	6,247
7,000	Series 2005-62, Class DX, 5.000%, 05/25/34	7,432
5,391	Series 2005-83, Class LA, 5.500%, 10/25/35	5,914
5,498	Series 2005-116, Class PC, 6.000%, 01/25/36	6,056
16,770	Series 2006-3, Class SB, IF, IO, 6.438%, 07/25/35	2,631
29,157	Series 2006-51, Class FP, VAR, 0.611%, 03/25/36	29,127
1,309	Series 2006-69, Class SP, IF, 14.460%, 05/25/30	1,477
433	Series 2006-81, Class FA, VAR, 0.611%, 09/25/36	434
5,853	Series 2006-110, Class PO, PO, 11/25/36	5,109
7,773	Series 2007-76, Class PE, 6.000%, 08/25/37	8,418
1,920	Series 2009-89, Class A1, 5.410%, 05/25/35	2,123
1,983	Series 2010-4, Class SL, IF, 10.999%, 02/25/40	1,977
7,518	Series 2010-11, Class CB, 4.500%, 02/25/40	7,195
6,000	Series 2010-47, Class MB, 5.000%, 09/25/39	6,185
4,274	Series 2010-155, Class B, 3.500%, 01/25/26	3,819
30	Series G92-35, Class EB, 7.500%, 07/25/22	33
333	Series G92-44, Class ZQ, 8.000%, 07/25/22	406
	Federal National Mortgage Association Whole Loan,

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
506	Series 1999-W4, Class A9, 6.250%, 02/25/29	539
3,958	Series 2002-W7, Class A4, 6.000%, 06/25/29	4,360
1,416	Series 2003-W1, Class 1A1, VAR, 6.500%, 12/25/42	1,633
676	Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	772
5,719	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	6,169
5,283	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	6,096
5,336	Series 2009-W1, Class A, 6.000%, 12/25/49	5,877
	Government National Mortgage Association,
887	Series 1998-22, Class PD, 6.500%, 09/20/28	966
509	Series 1999-17, Class L, 6.000%, 05/20/29	554
5,138	Series 2001-10, Class PE, 6.500%, 03/16/31	5,686
5,838	Series 2001-64, Class PB, 6.500%, 12/20/31	6,352
47,272	Series 2003-59, Class XA, IO, VAR, 1.768%, 06/16/34	2,269
3,285	Series 2004-27, Class PD, 5.500%, 04/20/34	3,546
2,375	Series 2004-62, Class VA, 5.500%, 07/20/15	2,516
14,079	Series 2005-28, Class AJ, 5.500%, 04/20/35	15,251
13,616	Series 2008-40, Class SA, IF, IO, 6.135%, 05/16/38	2,241
28,693	Series 2009-42, Class TX, 4.500%, 06/20/39	28,774
8,884	Series 2009-52, Class MA, 5.000%, 11/20/36	9,421
4,752	Series 2009-69, Class WM, 5.500%, 08/20/39	5,038

	Total Collateralized Mortgage Obligations (Cost $589,944)	620,409

Mortgage Pass-Through Securities — 7.4%
	Federal Home Loan Mortgage Corp.,
282	ARM, 2.360%, 01/01/27	294
33	ARM, 2.528%, 04/01/30	35
22	ARM, 2.821%, 02/01/19	23
15	ARM, 2.907%, 07/01/30	15
101	ARM, 3.152%, 08/01/18	105
38	ARM, 3.159%, 03/01/18	39
4	ARM, 3.394%, 01/01/20	4
45	ARM, 3.500%, 06/01/18	45
132	ARM, 3.564%, 01/01/21	133
68	ARM, 3.742%, 11/01/18	69
3,356	ARM, 5.996%, 03/01/37	3,547
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
614	5.000%, 12/01/13 - 12/01/16	652
507	6.000%, 04/01/14	552

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
722		6.500%, 12/01/12 - 06/01/14	765
—	(h)	7.000%, 12/01/14	—	(h)
1,695		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	1,787
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,988		5.500%, 11/01/33	2,143
388		6.000%, 02/01/32	427
1,522		6.500%, 01/01/24 - 07/01/29	1,723
1,710		7.000%, 08/01/25 - 09/01/29 (m)	1,980
100		7.500%, 09/01/24 - 08/01/25	116
124		8.000%, 11/01/24 - 09/01/25	146
244		8.500%, 05/01/24 - 07/01/28	290
7		9.000%, 10/01/17 - 11/01/21	8
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
312		ARM, 2.758%, 07/01/17 - 08/01/41	317
173		ARM, 2.875%, 08/01/30	177
120		ARM, 2.930%, 11/01/40	124
45		ARM, 2.964%, 06/01/20	46
54		ARM, 2.966%, 06/01/29	55
58		ARM, 3.000%, 06/01/17 - 09/01/17	59
7		ARM, 3.154%, 07/01/27	7
104		ARM, 3.225%, 09/01/14	104
56		ARM, 3.372%, 10/01/14	56
211		ARM, 3.375%, 06/01/15 - 01/01/29	216
23		ARM, 3.434%, 10/01/16	24
10		ARM, 3.575%, 11/01/16	10
124		ARM, 3.714%, 09/01/27	123
205		ARM, 3.778%, 08/01/19	215
40		ARM, 3.825%, 08/01/19	41
30		ARM, 5.921%, 04/01/19	31
22		ARM, 6.000%, 12/01/18	23
		Federal National Mortgage Association, 15 Year, Single Family,
15,911		4.000%, 04/01/19 - 09/01/25	16,418
3,190		4.500%, 03/01/19	3,378
2,323		5.500%, 11/01/16 - 03/01/18	2,512
148		6.000%, 04/01/13 - 08/01/14	157
55		8.000%, 11/01/12	57
		Federal National Mortgage Association, 20 Year, Single Family,
1,547		5.000%, 11/01/23	1,649
1,924		6.000%, 03/01/22	2,126
73		7.500%, 06/01/14 - 07/01/14	81

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association, 30 Year, Single Family,
3,607	4.500%, 03/01/38	3,681
5,783	5.000%, 11/01/33	6,155
36,723	5.500%, 02/01/29 - 05/01/36 (m)	39,676
5,077	6.000%, 07/01/36	5,617
1,005	6.500%, 06/01/26 - 04/01/32	1,138
5,978	7.000%, 02/01/24 - 03/01/35	6,895
230	7.500%, 03/01/30 - 04/01/30	266
201	10.000%, 10/01/16 - 11/01/21	222
173	Federal National Mortgage Association, Other, 6.000%, 09/01/28	191
	Government National Mortgage Association II, 30 Year, Single Family,
389	8.000%, 11/20/26 - 11/20/27	454
	Government National Mortgage Association, 30 Year, Single Family,
59	6.000%, 10/15/23	65
1,285	6.500%, 05/15/23 - 02/15/24 (m)	1,460
493	7.000%, 12/15/22 - 06/15/28	566
608	7.500%, 02/15/22 - 02/15/28	704
268	8.000%, 07/15/22 - 08/15/26	313
622	9.000%, 06/15/16 - 11/15/24	727
35	9.500%, 08/15/16 - 12/15/20	39

	Total Mortgage Pass-Through Securities (Cost $103,791)	111,073

U.S. Government Agency Securities — 16.6%
12,824	Federal Farm Credit Bank, 5.750%, 12/07/28	14,371
	Federal National Mortgage Association,
25,000	Zero Coupon, 10/09/19	16,679
10,000	6.250%, 05/15/29	11,988
	Federal National Mortgage Association STRIPS,
34,750	11/15/20	23,100
8,000	05/15/23	4,572
9,200	05/29/26	4,398
26,153	Financing Corp., Principal STRIPS, 12/06/18	19,999
	Residual Funding Corp., Principal STRIPS,
34,520	10/15/19	25,446
90,500	07/15/20	63,389
10,000	01/15/30	4,066
5,000	04/15/30	2,006
	Resolution Funding Corp. Interest STRIPS,
50,000	07/15/20	34,850
15,000	04/15/28	6,511
14,740	Tennessee Valley Authority Principal STRIPS, 12/15/17	11,597

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	117

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
4,500	Tennessee Valley Authority STRIPS, 07/15/16	3,809

	Total U.S. Government Agency Securities (Cost $213,986)	246,781

U.S. Treasury Obligations — 22.9%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	22,644
20,000	5.250%, 02/15/29	22,650
2,500	7.125%, 02/15/23	3,333
13,140	7.250%, 05/15/16	16,432
3,935	7.250%, 08/15/22	5,284
3,635	8.000%, 11/15/21	5,102
3,190	8.875%, 08/15/17	4,389
1,020	9.000%, 11/15/18	1,456
	U.S. Treasury Inflation Indexed Notes,
25,000	1.375%, 07/15/18	27,028
1,450	1.625%, 01/15/15	1,802
	U.S. Treasury Notes,
50,000	2.625%, 08/15/20	47,000
50,000	2.625%, 11/15/20	46,781
25,000	3.750%, 11/15/18	26,385
2,085	3.875%, 02/15/13	2,217
6,430	4.250%, 08/15/13	6,958
25,000	4.250%, 11/15/17	27,367
2,015	4.750%, 05/15/14	2,240
1,020	4.750%, 08/15/17	1,149
	U.S. Treasury STRIPS,
5,845	02/15/15	5,465
1,655	05/15/15	1,533
1,900	08/15/15	1,745
600	08/15/15	550
8,810	11/15/15	7,998
1,190	05/15/16	1,056
72,500	05/15/20	52,701

	Total U.S. Treasury Obligations (Cost $323,293)	341,265

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 7.8%
	Investment Company — 7.8%
116,197	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000% (b) (l) (Cost $116,197)	116,197
	Total Investments —96.3% (Cost $1,347,211)	1,435,725
	Other Assets in Excess of Liabilities — 3.7%	54,530

	NET ASSETS — 100.0%	$1,490,255

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 0.1%
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.961%, 01/25/35 (f) (i)	28
	GSAA Trust,
63	Series 2005-15, Class 2A1, VAR, 0.352%, 01/25/36	63
230	Series 2006-3, Class A1, VAR, 0.341%, 03/25/36	186
	Long Beach Mortgage Loan Trust,
137	Series 2004-2, Class B, VAR, 3.761%, 06/25/34 (e) (f) (i)	27
112	Series 2004-5, Class M6, VAR, 2.761%, 09/25/34 (f) (i)	13
7,000	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	6,892

	Total Asset-Backed Securities (Cost $7,870)	7,209

Convertible Bond — 0.0% (g)
	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
1,839	U.S. Concrete, Inc., 9.500%, 08/31/15 (e) (Cost $1,839)	2,335

Corporate Bonds — 81.2%
	Consumer Discretionary — 21.4%
	Auto Components — 0.2%
	Affinia Group Holdings, Inc.,
8,450	9.000%, 11/30/14 (m)	8,619
3,947	10.750%, 08/15/16 (e)	4,499
51	ArvinMeritor, Inc., 8.750%, 03/01/12	54
4,850	Exide Technologies, 8.625%, 02/01/18 (e)	5,171
1,225	Stoneridge, Inc., 9.500%, 10/15/17 (e)	1,354
3,750	Tenneco, Inc., 7.750%, 08/15/18	4,036

		23,733

	Automobiles — 1.5%
	Ford Holdings LLC,
37,822	9.300%, 03/01/30 (m)	45,309
7,750	9.375%, 03/01/20	8,927
	Ford Motor Co.,
325	7.500%, 08/01/26	340
4,545	7.750%, 06/15/43	4,710
3,425	8.900%, 01/15/32	4,027
3,529	9.215%, 09/15/21	4,072
6,228	9.980%, 02/15/47	7,547
	Motors Liquidation Co.,
50	1.500%, 06/01/49	382
973	5.250%, 03/06/32	7,520
953	6.250%, 07/15/33	7,486

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — Continued
10,255	6.750%, 05/01/28 (d)	3,230
246	7.250%, 04/15/41	1,834
284	7.250%, 07/15/41	2,123
548	7.250%, 02/15/52	4,089
404	7.375%, 05/15/48	3,016
6,000	7.375%, 05/23/48 (d)	1,890
47	7.375%, 10/01/51	348
9,300	7.400%, 09/01/25 (d)	2,941
25,800	7.700%, 04/15/16 (d)	8,191
12,550	8.100%, 06/15/24 (d)	3,985
20,000	8.250%, 07/15/23 (d)	6,400
34,006	8.375%, 07/15/33 (d)	11,307
3,415	VAR, 0.000%, 03/15/36 (d)	598
3,000	Navistar International Corp., 8.250%, 11/01/21	3,323

		143,595

	Broadcasting & Cable TV — 3.0%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	16
1,450	8.125%, 07/15/03 (d)	22
3,175	9.375%, 11/15/09 (d)	48
3,500	10.875%, 10/01/10 (d)	53
	Cablevision Systems Corp.,
5,110	8.000%, 04/15/20	5,570
3,075	8.625%, 09/15/17	3,444
16,275	CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	19,713
	CCO Holdings LLC/CCO Holdings Capital Corp.,
8,000	7.000%, 01/15/19	8,140
5,665	7.000%, 01/15/19 (e)	5,750
21,925	7.250%, 10/30/17	23,021
3,045	7.875%, 04/30/18	3,251
13,906	8.125%, 04/30/20	15,001
41,203	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	43,572
6,150	Charter Communications Operating LLC/Charter Communications Operating Capital, 10.875%, 09/15/14 (e)	6,911
	CSC Holdings LLC,
4,329	7.875%, 02/15/18	4,827
6,205	8.625%, 02/15/19	7,151
	DISH DBS Corp.,
4,120	7.000%, 10/01/13	4,429
2,000	7.125%, 02/01/16	2,135
10,840	7.875%, 09/01/19	11,748

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	119

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
24,115	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	25,622
	Sirius XM Radio, Inc.,
7,494	8.750%, 04/01/15 (e)	8,309
10,090	9.750%, 09/01/15 (e)	11,415
18,940	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 8.125%, 12/01/17 (e)	20,313
9,570	Videotron Ltee, (Canada), 6.875%, 01/15/14 (m)	9,702
	Virgin Media Finance plc, (United Kingdom),
12,275	8.375%, 10/15/19	13,917
12,555	9.125%, 08/15/16	13,402
17,217	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	20,531

		288,013

	Distributors — 0.3%
30,055	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	29,755

	Diversified Consumer Services — 0.8%
3,000	Carriage Services, Inc., 7.875%, 01/15/15	3,045
21,575	Knowledge Learning Corp., 7.750%, 02/01/15 (e) (m)	21,629
6,075	Mac-Gray Corp., 7.625%, 08/15/15	6,151
	Service Corp. International,
925	6.750%, 04/01/15	978
3,000	6.750%, 04/01/16	3,188
11,755	7.000%, 06/15/17 (m)	12,519
6,630	7.000%, 05/15/19	6,845
3,850	7.625%, 10/01/18	4,187
4,000	8.000%, 11/15/21	4,380
	Stewart Enterprises, Inc.,
6,435	3.125%, 07/15/14	6,515
5,625	3.375%, 07/15/16	5,541

		74,978

	Gaming — 3.4%
	Chukchansi Economic Development Authority,
13,768	8.000%, 11/15/13 (e)	10,326
12,450	VAR, 3.943%, 11/15/12 (e)	9,369
	CityCenter Holdings LLC/CityCenter Finance Corp.,
12,175	7.625%, 01/15/16 (e)	12,693
25,720	PIK, 11.500%, 01/15/17 (e)	26,877
2,575	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	3,067

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gaming — Continued
17,550	Harrah’s Operating Co., Inc., 11.250%, 06/01/17	19,919
16,388	Isle of Capri Casinos, Inc., 7.000%, 03/01/14 (m)	16,244
7,500	Mandalay Resort Group, 7.625%, 07/15/13	7,444
	Mashantucket Western Pequot Tribe,
3,982	5.912%, 09/01/21 (d) (e)	1,808
9,770	8.500%, 11/15/15 (d) (e)	977
11,725	MCE Finance Ltd., (Cayman Islands), 10.250%, 05/15/18	13,484
	MGM Resorts International,
1,671	5.875%, 02/27/14	1,600
57	6.625%, 07/15/15	54
7,340	7.500%, 06/01/16	7,065
10,020	7.625%, 01/15/17	9,607
5,000	9.000%, 03/15/20 (e)	5,462
20,375	10.000%, 11/01/16 (e)	21,648
3,850	10.375%, 05/15/14	4,312
1,500	11.125%, 11/15/17	1,729
16,400	11.375%, 03/01/18	18,614
4,600	13.000%, 11/15/13	5,509
	Peninsula Gaming LLC,
12,630	8.375%, 08/15/15 (e)	13,545
15,265	10.750%, 08/15/17 (e)	16,868
	Pinnacle Entertainment, Inc.,
4,212	8.625%, 08/01/17	4,623
3,850	8.750%, 05/15/20	4,105
	San Pasqual Casino,
11,459	8.000%, 09/15/13 (e)	11,488
17,800	Seminole Hard Rock Entertainment, Inc., VAR, 2.802%, 03/15/14 (e)	17,355
3,600	Seminole Indian Tribe of Florida, 7.750%, 10/01/17 (e)	3,820
9,085	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	9,403
16,700	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e) (m)	11,356
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
10,250	7.750%, 08/15/20	10,839
1,250	7.875%, 11/01/17	1,335
16,251	7.875%, 05/01/20	17,226

		319,771

	Hotels, Restaurants & Leisure — 2.4%
11,800	AMC Entertainment, Inc., 8.750%, 06/01/19 (m)	12,670

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Hotels, Restaurants & Leisure — Continued
43,112	Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, VAR, 2.016%, 11/15/15 (e)	41,481
2,150	Burger King Corp., 9.875%, 10/15/18	2,295
6,650	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18 (e)	7,249
4,500	Cinemark USA, Inc., 8.625%, 06/15/19	4,905
23,200	CKE Restaurants, Inc., 11.375%, 07/15/18	26,042
8,693	Dave & Buster’s, Inc., 11.000%, 06/01/18	9,736
7,670	DineEquity, Inc., 9.500%, 10/30/18 (e)	8,303
4,750	Dunkin Finance Corp., 9.625%, 12/01/18 (e)	4,809
	Host Hotels & Resorts LP,
1,050	6.875%, 11/01/14	1,087
397	7.125%, 11/01/13	402
5,000	9.000%, 05/15/17	5,613
4,415	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	4,382
	Landry’s Restaurants, Inc.,
20,173	11.625%, 12/01/15 (e)	21,888
2,550	O’Charley’s, Inc., 9.000%, 11/01/13	2,591
3,250	Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp., 8.875%, 04/15/17 (e)	3,315
7,940	Real Mex Restaurants, Inc., 14.000%, 01/01/13	8,258
	Royal Caribbean Cruises Ltd., (Liberia),
1,000	7.000%, 06/15/13	1,072
6,666	7.250%, 06/15/16	7,166
11,820	11.875%, 07/15/15 (m)	14,657
	Speedway Motorsports, Inc.,
2,250	6.750%, 02/01/19 (e)	2,284
7,500	8.750%, 06/01/16	8,240
2,750	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	3,135
	Universal City Development Partners Ltd./UCDP Finance, Inc.,
4,150	8.875%, 11/15/15	4,534
15,415	10.875%, 11/15/16	17,303
6,101	Wendy’s/Arby’s Restaurants LLC, 10.000%, 07/15/16	6,787

		230,204

	Household Durables — 0.8%
3,250	American Standard Americas, 10.750%, 01/15/16 (e)	3,453
353	D.R. Horton, Inc., 5.625%, 09/15/14	367

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Durables — Continued
19,535	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	21,171
	Lennar Corp.,
1,800	5.600%, 05/31/15	1,769
24,313	6.950%, 06/01/18	24,252
1,386	M/I Homes, Inc., 8.625%, 11/15/18 (e)	1,410
	Standard Pacific Corp.,
1,925	8.375%, 05/15/18	2,040
6,995	8.375%, 05/15/18 (e)	7,415
14,250	8.375%, 01/15/21 (e)	15,034
3,340	10.750%, 09/15/16	3,925

		80,836

	Internet & Catalog Retail — 0.1%
9,185	Affinion Group, Inc., 7.875%, 12/15/18 (e)	8,795

	Leisure Equipment & Products — 0.9%
10,100	Da-Lite Screen Co., Inc., 12.500%, 04/01/15	11,312
43,349	Eastman Kodak Co., 9.750%, 03/01/18 (e)	44,216
11,050	FGI Holding Co., Inc., PIK, 11.250%, 10/01/15 (e)	10,829
11,440	Icon Health & Fitness, 11.875%, 10/15/16 (e)	12,069
5,350	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	5,431

		83,857

	Media — 4.5%
12,000	Allbritton Communications Co., 8.000%, 05/15/18	12,570
4,150	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	4,129
15,400	Block Communications, Inc., 8.250%, 12/15/15 (e)	15,670
3,500	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18 (e)	3,675
4,750	Cengage Learning Acquisitions, Inc., 10.500%, 01/15/15 (e)	4,928
28,915	Clear Channel Communications, Inc., 9.000%, 03/01/21 (e)	29,385
	Clear Channel Worldwide Holdings, Inc.,
4,500	9.250%, 12/15/17	4,995
18,210	9.250%, 12/15/17	20,259
16,438	DigitalGlobe, Inc., 10.500%, 05/01/14	18,678
4,485	Entravision Communications Corp., 8.750%, 08/01/17	4,844
5,900	Fisher Communications, Inc., 8.625%, 09/15/14	6,062

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	121

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
	Gannett Co., Inc.,
2,325	6.375%, 09/01/15 (e)	2,418
4,510	7.125%, 09/01/18 (e)	4,589
4,950	8.750%, 11/15/14	5,680
8,236	9.375%, 11/15/17	9,369
4,714	10.000%, 04/01/16	5,515
21,525	Intelsat Intermediate Holding Co. S.A., (Luxembourg), SUB, 9.500%, 02/01/15 (m)	22,251
	Intelsat Jackson Holdings S.A., (Luxembourg),
8,640	7.250%, 10/15/20 (e)	8,877
5,250	8.500%, 11/01/19 (e)	5,762
12,725	11.250%, 06/15/16	13,616
54,939	Intelsat Luxembourg S.A., (Luxembourg), PIK, 12.500%, 02/04/17	60,982
	Intelsat Subsidiary Holding Co. S.A., (Bermuda),
7,250	8.875%, 01/15/15	7,468
6,240	8.875%, 01/15/15 (e)	6,396
	Lamar Media Corp.,
1,175	6.625%, 08/15/15	1,204
1,147	6.625%, 08/15/15	1,173
1,000	7.875%, 04/15/18	1,075
925	LBI Media, Inc., 8.500%, 08/01/17 (e)	774
17,240	McClatchy Co. (The), 11.500%, 02/15/17	19,567
22,525	Media General, Inc., 11.750%, 02/15/17	24,890
6,950	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	7,471
	Nexstar Broadcasting, Inc.,
1,498	7.000%, 01/15/14	1,461
4,562	PIK, 7.000%, 01/15/14	4,425
4,850	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	5,262
1,605	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 11.375%, 04/01/13	1,613
	Nielsen Finance LLC/Nielsen Finance Co.,
8,705	7.750%, 10/15/18 (e)	9,412
2,466	11.500%, 05/01/16	2,904
5,880	ProQuest LLC/ProQuest Notes Co., 9.000%, 10/15/18 (e)	6,086
3,750	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	3,900
3,783	Radio One, Inc., 12.500%, 05/24/16 (e)	3,943
	Sinclair Television Group, Inc.,
1,000	8.375%, 10/15/18 (e)	1,058
1,524	9.250%, 11/01/17 (e)	1,722
13,862	Telesat Canada/Telesat LLC, (Canada), 11.000%, 11/01/15	15,560

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
2,150	Univision Communications, Inc., 8.500%, 05/15/21 (e)	2,241
7,750	Valassis Communications, Inc., 6.625%, 02/01/21 (e)	7,653
	WMG Acquisition Corp.,
19,378	7.375%, 04/15/14	18,918
6,239	9.500%, 06/15/16	6,644
3,964	WMG Holdings Corp., SUB, 9.500%, 12/15/14	3,994

		431,068

	Multiline Retail — 0.9%
11,445	HSN, Inc., 11.250%, 08/01/16	13,062
	QVC, Inc.,
2,425	7.125%, 04/15/17 (e)	2,589
2,425	7.375%, 10/15/20 (e)	2,570
14,550	7.500%, 10/01/19 (e)	15,532
53,650	Sears Holdings Corp., 6.625%, 10/15/18 (e)	52,309

		86,062

	Specialty Retail — 2.4%
9,150	ACE Hardware Corp., 9.125%, 06/01/16 (e)	9,836
4,118	Asbury Automotive Group, Inc., 8.375%, 11/15/20 (e)	4,324
10,780	Claire’s Escrow Corp., 8.875%, 03/15/19 (e)	10,820
2,715	Express LLC/Express Finance Corp., 8.750%, 03/01/18	2,922
24,097	General Nutrition Centers, Inc., PIK, 5.750%, 03/15/14	24,052
11,600	Giraffe Acquisition Corp., 9.125%, 12/01/18 (e)	11,832
	Michael’s Stores, Inc.,
16,815	7.750%, 11/01/18 (e)	17,361
12,665	11.375%, 11/01/16	13,837
48,074	SUB, 0.000%, 11/01/16	48,915
10,165	NBC Acquisition Corp., SUB, 11.000%, 03/15/13	4,574
	Nebraska Book Co., Inc.,
11,853	8.625%, 03/15/12	10,668
3,907	10.000%, 12/01/11	3,951
11,850	Penske Auto Group, Inc., 7.750%, 12/15/16 (m)	12,235
10,700	PEP Boys - Manny, Moe & Jack, 7.500%, 12/15/14 (m)	10,941
2,400	Petco Animal Supplies, Inc., 9.250%, 12/01/18 (e)	2,592
1,800	Rent-A-Center, Inc., 6.625%, 11/15/20 (e)	1,777
19,420	Toys R Us - Delaware, Inc., 7.375%, 09/01/16 (e)	20,464

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Specialty Retail — Continued
9,950	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	10,821
6,138	Toys R Us, Inc., 7.875%, 04/15/13 (m)	6,568

		228,490

	Textiles, Apparel & Luxury Goods — 0.2%
2,805	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e) (f) (i)	2,735
17,391	Quiksilver, Inc., 6.875%, 04/15/15 (m)	17,260

		19,995

	Total Consumer Discretionary	2,049,152

	Consumer Staples — 3.6%
	Beverages — 0.3%
	Constellation Brands, Inc.,
2,900	7.250%, 09/01/16	3,118
10,375	7.250%, 05/15/17	11,153
6,240	8.375%, 12/15/14	7,020
	Cott Beverages, Inc.,
1,120	8.125%, 09/01/18	1,205
1,000	8.375%, 11/15/17	1,078

		23,574

	Food & Staples Retailing — 1.5%
22,665	Ingles Markets, Inc., 8.875%, 05/15/17 (m)	24,365
	Rite Aid Corp.,
24,990	7.500%, 03/01/17 (m)	25,146
10,000	9.500%, 06/15/17	9,200
13,400	9.750%, 06/12/16	15,092
9,050	10.250%, 10/15/19	9,967
8,750	10.375%, 07/15/16	9,406
5,875	Stater Brothers Holdings, 7.750%, 04/15/15	6,128
	SUPERVALU, Inc.,
13,000	7.500%, 11/15/14	13,032
33,850	8.000%, 05/01/16	33,681

		146,017

	Food Products — 1.0%
13,510	Blue Merger Sub, Inc., 7.625%, 02/15/19 (e)	13,645
	Chiquita Brands International, Inc.,
5,272	7.500%, 11/01/14 (m)	5,364
904	8.875%, 12/01/15	934
	Dean Foods Co.,
500	6.900%, 10/15/17	462
2,000	7.000%, 06/01/16	1,900
	Dole Food Co., Inc.,
350	8.000%, 10/01/16 (e)	373

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
6,300	13.875%, 03/15/14	7,710
2,246	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	2,246
12,754	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	14,922
1,000	Michael Foods, Inc., 9.750%, 07/15/18 (e)	1,095
7,045	Pilgrim’s Pride Corp., 7.875%, 12/15/18 (e)	6,922
6,350	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	6,842
	Smithfield Foods, Inc.,
3,980	7.750%, 05/15/13	4,328
8,285	7.750%, 07/01/17	8,969
3,792	10.000%, 07/15/14	4,474
12,014	Tyson Foods, Inc., 7.350%, 04/01/16 (m)	13,501

		93,687

	Household Products — 0.3%
4,910	Armored Autogroup, Inc., 9.250%, 11/01/18 (e)	5,094
4,000	Scotts Miracle-Gro Co. (The), 6.625%, 12/15/20 (e)	4,110
	Spectrum Brands Holdings, Inc.,
5,000	9.500%, 06/15/18 (e)	5,600
19,814	PIK, 12.000%, 08/28/19	22,291

		37,095

	Personal Products — 0.2%
18,695	American Achievement Corp., 10.875%, 04/15/16 (e)	18,788

	Tobacco — 0.3%
20,705	Alliance One International, Inc., 10.000%, 07/15/16	21,378
7,000	Vector Group Ltd., 11.000%, 08/15/15	7,315

		28,693

	Total Consumer Staples	347,854

	Energy — 10.4%
	Energy Equipment & Services — 1.7%
3,000	Basic Energy Services, Inc., 7.750%, 02/15/19 (e)	3,112
9,815	Calfrac Holdings LP, 7.500%, 12/01/20 (e)	10,060
7,343	Exterran Holdings, Inc., 7.250%, 12/01/18 (e)	7,527
	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada),
18,840	10.000%, 01/15/18	19,688
12,568	11.750%, 05/27/14	14,045
9,047	Global Geophysical Services, Inc., 10.500%, 05/01/17	9,771

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	123

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Energy Equipment & Services — Contineud
13,530	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e) (m)	14,071
14,493	Key Energy Services, Inc., 8.375%, 12/01/14	15,761
7,670	Parker Drilling Co., 9.125%, 04/01/18	8,245
13,500	PHI, Inc., 8.625%, 10/15/18	14,141
9,845	Precision Drilling Corp., (Canada), 6.625%, 11/15/20 (e)	10,165
4,250	Pride International, Inc., 6.875%, 08/15/20	4,739
16,200	Seadrill Ltd., (Bermuda), 6.500%, 10/05/15	15,957
	Sevan Marine ASA, (Norway),
2,100	12.000%, 08/10/15 (e)	2,236
12,000	VAR, 3.443%, 05/14/13 (e)	10,800
7,125	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	7,455

		167,773

	Oil, Gas & Consumable Fuels — 8.7%
4,432	Alon Refining Krotz Springs, Inc., 13.500%, 10/15/14	4,598
14,075	Alta Mesa Holdings/Alta Mesa Finance Services Corp., 9.625%, 10/15/18 (e)	14,251
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	1,716
8,270	AmeriGas Partners LP/AmeriGas Finance Corp., 6.500%, 05/20/21	8,518
7,975	Anadarko Petroleum Corp., 6.375%, 09/15/17	8,889
9,767	Antero Resources Finance Corp., 9.375%, 12/01/17	10,548
3,645	Arch Coal, Inc., 7.250%, 10/01/20	3,873
41,857	Bill Barrett Corp., 9.875%, 07/15/16 (m)	46,880
17,920	Brigham Exploration Co., 8.750%, 10/01/18 (e)	19,891
10,930	Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 (e)	11,613
	Chesapeake Energy Corp.,
23,725	6.125%, 02/15/21	24,200
2,100	6.625%, 08/15/20	2,205
7,560	6.875%, 08/15/18	8,051
8,120	6.875%, 11/15/20	8,648
6,880	7.250%, 12/15/18	7,585
2,400	7.625%, 07/15/13	2,676
10,775	9.500%, 02/15/15	13,361
18,587	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	21,375
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
11,455	8.250%, 12/15/17	12,457
8,310	8.500%, 12/15/19	9,162
36,622	Comstock Resources, Inc., 8.375%, 10/15/17	38,133

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	Consol Energy, Inc.,
9,055	8.000%, 04/01/17	9,825
7,000	8.250%, 04/01/20	7,717
3,575	Continental Resources, Inc., 7.125%, 04/01/21	3,807
	Copano Energy LLC/Copano Energy Finance Corp.,
2,830	7.750%, 06/01/18	2,943
1,627	8.125%, 03/01/16	1,694
	Denbury Resources, Inc.,
6,300	6.375%, 08/15/21	6,363
13,993	8.250%, 02/15/20	15,567
	El Paso Corp.,
4,950	6.500%, 09/15/20 (e)	5,092
4,305	6.875%, 06/15/14 (m)	4,705
950	7.000%, 06/15/17	1,062
3,869	7.250%, 06/01/18	4,376
776	7.875%, 06/15/12	818
4,750	El Paso Performance-Linked Trust, 7.750%, 07/15/11 (e)	4,838
4,800	El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	5,296
2,000	Encore Acquisition Co., 9.500%, 05/01/16	2,260
5,500	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19 (e)	5,555
3,750	Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/01/17	4,144
21,450	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	23,327
7,475	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	7,690
11,260	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17 (e)	12,105
	Forest Oil Corp.,
35,123	7.250%, 06/15/19 (m)	36,352
8,165	8.500%, 02/15/14	9,084
	Frontier Oil Corp.,
4,250	6.875%, 11/15/18	4,441
7,355	8.500%, 09/15/16	7,980
	Hilcorp Energy I LP/Hilcorp Finance Co.,
9,718	7.625%, 04/15/21 (e)	10,253
3,465	8.000%, 02/15/20 (e)	3,716
7,270	Holly Corp., 9.875%, 06/15/17	8,088
	Holly Energy Partners LP/Holly Energy Finance Corp.,
11,575	6.250%, 03/01/15 (m)	11,430
5,700	8.250%, 03/15/18 (e)	6,142

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Inergy LP/Inergy Finance Corp.,
10,525	6.875%, 08/01/21 (e)	10,762
14,000	7.000%, 10/01/18 (e)	14,507
10,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.750%, 11/01/20	10,250
	Newfield Exploration Co.,
6,180	6.625%, 09/01/14	6,319
8,075	6.875%, 02/01/20	8,580
3,675	7.125%, 05/15/18	3,923
	NFR Energy LLC/NFR Energy Finance Corp.,
28,141	9.750%, 02/15/17 (e)	28,422
7,500	Patriot Coal Corp., 8.250%, 04/30/18	8,025
16,777	Penn Virginia Corp., 10.375%, 06/15/16 (m)	18,832
6,550	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	6,976
182	Petroleum Development Corp., 12.000%, 02/15/18	206
15,175	Pioneer Drilling Co., 9.875%, 03/15/18	16,541
	Pioneer Natural Resources Co.,
2,499	5.875%, 07/15/16	2,609
6,635	6.650%, 03/15/17	7,168
4,950	6.875%, 05/01/18	5,374
15,897	7.500%, 01/15/20	17,849
	Plains Exploration & Production Co.,
5,040	7.625%, 04/01/20	5,481
7,475	10.000%, 03/01/16	8,484
10,534	QEP Resources, Inc., 6.875%, 03/01/21	11,034
	Range Resources Corp.,
1,000	6.375%, 03/15/15	1,020
1,080	6.750%, 08/01/20	1,141
3,270	7.250%, 05/01/18	3,483
19,245	7.500%, 05/15/16 (m)	20,111
2,000	7.500%, 10/01/17	2,125
2,000	8.000%, 05/15/19	2,202
3,900	SM Energy Co., 6.625%, 02/15/19 (e)	3,944
	Swift Energy Co.,
15,772	7.125%, 06/01/17	16,088
11,000	8.875%, 01/15/20	12,045
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
6,365	6.875%, 02/01/21 (e)	6,301
9,090	7.875%, 10/15/18 (e)	9,590
10,956	8.250%, 07/01/16	11,614
7,000	Venoco, Inc., 8.875%, 02/15/19 (e)	7,105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
10,700	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	10,887
10,061	Western Refining, Inc., 11.250%, 06/15/17 (e)	11,369
9,872	VAR, 10.750%, 06/15/14 (e)	10,686
3,280	Whiting Petroleum Corp., 6.500%, 10/01/18	3,403

		829,756

	Total Energy	997,529

	Financials — 11.1%
	Commercial Banks — 2.1%
3,825	Bank of America Corp., 5.625%, 07/01/20	3,979
25,795	VAR, 8.000%, 01/30/18 (x)	27,231
11,075	VAR, 8.125%, 05/15/18 (x)	11,692
1,100	BankAmerica Capital II, 8.000%, 12/15/26	1,117
12,575	BankAmerica Institutional Capital B, Class B, 7.700%, 12/31/26 (e)	12,638
	Barclays Bank plc, (United Kingdom),
16,175	VAR, 5.926%, 12/15/16 (e) (m) (x)	14,922
17,850	VAR, 7.434%, 12/15/17 (e) (m) (x)	17,448
1,385	Capital One Capital IV, VAR, 6.745%, 02/17/37	1,385
20,675	Capital One Capital V, 10.250%, 08/15/39 (m)	22,458
4,300	Capital One Capital VI, 8.875%, 05/15/40	4,563
12,671	Countrywide Capital III, 8.050%, 06/15/27	13,225
1,940	Credit Agricole S.A., (France), VAR, 6.637%, 05/31/17 (e) (m) (x)	1,731
1,922	NB Capital Trust II, 7.830%, 12/15/26	1,941
4,750	NB Capital Trust IV, 8.250%, 04/15/27	4,857
1,000	Regions Financial Corp., 6.375%, 05/15/12	1,026
61,048	Wachovia Capital Trust III, VAR, 5.800%, 04/04/11 (m) (x)	55,554

		195,767

	Consumer Finance — 2.7%
	Ally Financial, Inc.,
22,325	6.250%, 12/01/17 (e)	23,302
5,053	6.750%, 12/01/14	5,407
6,100	7.500%, 09/15/20 (e)	6,672
70,174	8.000%, 11/01/31	80,349
40,579	American General Finance Corp., 6.900%, 12/15/17	36,420
	Ford Motor Credit Co. LLC,
8,250	5.750%, 02/01/21	8,144
5,525	6.625%, 08/15/17	5,876
6,800	7.500%, 08/01/12 (m)	7,254

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	125

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Consumer Finance — Continued
10,500	8.000%, 06/01/14 (m)	11,743
40,445	8.000%, 12/15/16 (m)	45,811
10,500	8.125%, 01/15/20	11,985
6,850	8.700%, 10/01/14	7,812
4,980	VAR, 3.053%, 01/13/12 (m)	5,031
5,200	Uncle Acquisition 2010 Corp., 8.625%, 02/15/19 (e)	5,538

		261,344

	Diversified Financial Services — 2.1%
7,610	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	7,829
3,500	Aircastle Ltd., (Bermuda), 9.750%, 08/01/18	3,902
	Block Financial LLC,
2,000	5.125%, 10/30/14	2,048
2,225	7.875%, 01/15/13	2,391
7,055	Cardtronics, Inc., 8.250%, 09/01/18	7,655
	CIT Group, Inc.,
18,879	7.000%, 05/01/15	19,138
15,600	7.000%, 05/01/16	15,736
2,085	7.000%, 05/01/17	2,101
7,160	Citigroup Capital XXI, VAR, 8.300%, 12/21/57	7,375
	CNG Holdings, Inc.,
5,750	12.250%, 02/15/15 (e)	6,447
1,300	13.750%, 08/15/15 (e)	1,463
	Deluxe Corp.,
3,797	5.125%, 10/01/14	3,825
8,132	7.375%, 06/01/15	8,478
9,885	ILFC E-Capital Trust I, VAR, 5.960%, 12/21/65 (e)	8,341
12,270	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	10,675
	International Lease Finance Corp.,
13,875	8.250%, 12/15/20	15,436
6,095	8.625%, 09/15/15 (e)	6,872
13,260	8.750%, 03/15/17 (e)	15,150
10,950	8.875%, 09/01/17	12,483
6,465	Northern Tier Energy LLC/Northern Tier Finance Corp., 10.500%, 12/01/17 (e)	7,241
5,955	SquareTwo Financial Corp., 11.625%, 04/01/17 (e)	5,970
12,950	Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	13,905
17,800	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	17,733

		202,194

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — 3.2%
26,485	American International Group, Inc., VAR, 8.175%, 05/15/58	29,067
6,155	Crum & Forster Holdings Corp., 7.750%, 05/01/17	6,455
	Fairfax Financial Holdings Ltd., (Canada),
4,675	7.750%, 06/15/17	4,961
2,875	8.250%, 10/01/15	3,141
	Genworth Financial, Inc.,
9,455	7.200%, 02/15/21	9,517
42,575	VAR, 6.150%, 11/15/66	33,475
	HUB International Holdings, Inc.,
2,800	9.000%, 12/15/14 (e)	2,933
40,825	10.250%, 06/15/15 (e) (m)	42,458
	Liberty Mutual Group, Inc.,
11,175	7.800%, 03/15/37 (e)	11,175
83,987	VAR, 10.750%, 06/15/58 (e)	109,393
	Nationwide Mutual Insurance Co.,
3,567	8.250%, 12/01/31 (e)	3,845
8,250	9.375%, 08/15/39 (e)	9,835
	USI Holdings Corp.,
18,024	9.750%, 05/15/15 (e) (m)	18,565
18,338	VAR, 4.188%, 11/15/14 (e) (f) (i)	17,696

		302,516

	Real Estate Investment Trusts (REITs) — 1.0%
11,000	Aviv Healthcare Properties LP, 7.750%, 02/15/19 (e)	11,467
10,850	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	11,189
5,500	Colonial Realty LP, 6.250%, 06/15/14	5,813
6,570	Developers Diversified Realty Corp., 7.875%, 09/01/20	7,693
10,086	DuPont Fabros Technology LP, 8.500%, 12/15/17	11,120
12,429	First Industrial LP, 6.420%, 06/01/14	12,405
8,500	Host Hotels & Resorts, Inc., 6.000%, 11/01/20	8,511
16,145	Omega Healthcare Investors, Inc., 6.750%, 10/15/22 (e)	16,306
5,012	Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/01/18 (e)	5,288
8,890	Senior Housing Properties Trust, 6.750%, 04/15/20	9,497

		99,289

	Total Financials	1,061,110

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Health Care — 4.4%
	Biotechnology — 0.0% (g)
1,925	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16	2,117

	Health Care Equipment & Supplies — 0.2%
13,650	Biomet, Inc., 10.000%, 10/15/17 (m)	15,203
1,750	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14	1,918

		17,121

	Health Care Providers & Services — 3.0%
6,436	Capella Healthcare, Inc., 9.250%, 07/01/17 (e)	6,919
9,112	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	9,659
	DaVita, Inc.,
8,500	6.375%, 11/01/18	8,617
8,450	6.625%, 11/01/20	8,566
8,669	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	9,135
3,200	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	3,232
6,000	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	5,805
	HCA, Inc.,
3,716	5.750%, 03/15/14	3,809
2,550	6.300%, 10/01/12 (m)	2,658
5,553	6.375%, 01/15/15	5,734
1,275	6.750%, 07/15/13	1,350
5,275	7.250%, 09/15/20	5,690
8,556	8.500%, 04/15/19	9,583
2,050	9.125%, 11/15/14	2,150
24,025	9.250%, 11/15/16 (m)	25,947
5,800	9.875%, 02/15/17	6,525
9,200	PIK, 9.625%, 11/15/16	9,982
8,992	Health Management Associates, Inc., 6.125%, 04/15/16	9,127
3,150	IASIS Healthcare LLC/IASIS Capital Corp., 8.750%, 06/15/14	3,233
5,200	LifePoint Hospitals, Inc., 6.625%, 10/01/20 (e)	5,323
18,600	Multiplan, Inc., 9.875%, 09/01/18 (e)	20,018
	Omnicare, Inc.,
8,501	6.875%, 12/15/15	8,777
2,750	7.750%, 06/01/20	2,936
13,235	OnCure Holdings, Inc., 11.750%, 05/15/17 (e)	13,103
8,100	Radiation Therapy Services, Inc., 9.875%, 04/15/17	8,343
19,814	Select Medical Corp., 7.625%, 02/01/15	20,136

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
	Tenet Healthcare Corp.,
13,394	8.875%, 07/01/19	15,236
425	9.000%, 05/01/15	467
425	10.000%, 05/01/18	499
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
11,862	7.750%, 02/01/19 (e)	12,069
12,400	8.000%, 02/01/18	12,741
20,950	8.000%, 02/01/18 (e)	21,474
	Ventas Realty LP/Ventas Capital Corp.,
1,899	6.500%, 06/01/16	1,991
3,000	6.750%, 04/01/17	3,183

		284,017

	Pharmaceuticals — 1.2%
14,378	Catalent Pharma Solutions, Inc., PIK, 10.250%, 04/15/15	14,774
9,323	Celtic Pharma Phinco B.V., PIK, 17.000%, 06/15/12 (f) (i)	4,662
	Elan Finance plc/Elan Finance Corp., (Ireland),
20,900	8.750%, 10/15/16	22,050
17,700	8.750%, 10/15/16 (e)	18,629
4,450	Giant Funding Corp., 8.250%, 02/01/18 (e)	4,572
16,802	Mylan, Inc., 7.875%, 07/15/20 (e)	18,776
4,865	Talecris Biotherapeutics Holdings Corp., 7.750%, 11/15/16	5,315
	Valeant Pharmaceuticals International,
5,450	6.750%, 10/01/17 (e)	5,641
9,400	6.875%, 12/01/18 (e)	9,776
8,070	7.000%, 10/01/20 (e)	8,342

		112,537

	Total Health Care	415,792

	Industrials — 8.4%
	Aerospace & Defense — 1.0%
	Alliant Techsystems, Inc.,
1,411	6.750%, 04/01/16	1,457
7,900	6.875%, 09/15/20	8,167
6,575	BE Aerospace, Inc., 6.875%, 10/01/20	6,855
	Bombardier, Inc., (Canada),
7,420	7.500%, 03/15/18 (e)	7,976
2,420	7.750%, 03/15/20 (e)	2,626
6,145	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	4,885
5,490	CPI International Acquisition, Inc., 8.000%, 02/15/18 (e)	5,518

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	127

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Aerospace & Defense — Continued
	Esterline Technologies Corp.,
4,910	6.625%, 03/01/17	5,082
1,565	7.000%, 08/01/20	1,639
1,250	Hexcel Corp., 6.750%, 02/01/15	1,283
7,195	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	8,112
2,777	Moog, Inc., 7.250%, 06/15/18	2,923
	Spirit Aerosystems, Inc.,
13,558	6.750%, 12/15/20	13,897
4,500	7.500%, 10/01/17	4,781
	Triumph Group, Inc.,
10,066	8.000%, 11/15/17	10,846
8,380	8.625%, 07/15/18	9,239

		95,286

	Air Freight & Logistics — 0.0% (g)
4,698	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	5,062

	Airlines — 1.2%
787	American Airlines Pass Through Trust 2001-01, 7.377%, 05/23/19	775
2,500	American Airlines Pass Through Trust 2011-01, 7.000%, 01/31/18 (e)	2,500
	American Airlines, Inc.,
4,200	10.500%, 10/15/12	4,609
1,612	13.000%, 08/01/16	1,919
14,059	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	14,129
2,087	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	2,098
13,075	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21 (m)	13,860
2,561	Continental Airlines 2006-1 Class G Pass-Through Trust, VAR, FGIC, 0.650%, 06/02/13	2,420
5,602	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	5,658
3,200	Continental Airlines, Inc., 6.750%, 09/15/15 (e)	3,288
	Delta Air Lines, Inc.,
286	6.619%, 03/18/11	287
5,321	8.021%, 08/10/22	5,577
6,732	8.954%, 08/10/14	7,071
602	9.500%, 09/15/14 (e)	656
541	9.750%, 12/17/16	584
	Northwest Airlines, Inc.,
33,504	7.027%, 11/01/19	34,845

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — Continued
2,097	8.028%, 11/01/17 (c)	2,139
8,482	UAL 2007-1 Pass Through Trust, 6.636%, 07/02/22	8,715
	UAL 2007-1 Pass-Through Trust,
1,006	7.336%, 07/02/19 (e)	976
1,324	VAR, 2.707%, 07/02/14 (e)	1,165
4,596	UAL 2009-2A Pass-Through Trust, 9.750%, 01/15/17	5,314

		118,585

	Building Products — 0.3%
5,460	Associated Materials LLC, 9.125%, 11/01/17 (e)	5,904
	Building Materials Corp of America,
19,475	6.875%, 08/15/18 (e)	19,962
5,265	7.000%, 02/15/20 (e)	5,548
567	Masco Corp., 5.850%, 03/15/17	574

		31,988

	Commercial Services & Supplies — 1.2%
	Cenveo Corp.,
20,038	8.875%, 02/01/18	20,138
9,250	10.500%, 08/15/16 (e)	9,343
6,850	Covanta Holding Corp., 7.250%, 12/01/20	7,194
	FTI Consulting, Inc.,
8,500	6.750%, 10/01/20 (e)	8,500
2,000	7.750%, 10/01/16	2,097
7,754	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	8,336
5,030	Geo Group, Inc. (The), 6.625%, 02/15/21 (e)	5,043
	Harland Clarke Holdings Corp.,
11,747	9.500%, 05/15/15	11,541
24,225	VAR, 6.000%, 05/15/15	21,742
	Iron Mountain, Inc.,
2,938	8.000%, 06/15/20	3,159
5,631	8.375%, 08/15/21	6,229
3,205	8.750%, 07/15/18	3,369
2,485	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	2,771
2,465	Mobile Mini, Inc., 7.875%, 12/01/20 (e)	2,625
	Quebecor World Capital Corp., (Canada),
8,325	6.125%, 11/15/13 (d) (f) (i)	416
6,815	6.500%, 08/01/27 (d) (f) (i)	341
3,825	9.750%, 01/15/15 (c) (d) (f) (i)	191

		113,035

	Construction & Engineering — 1.2%
18,300	Abengoa Finance SAU, (Spain), 8.875%, 11/01/17 (e)	18,117

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Construction & Engineering — Continued
2,200	Dycom Investments, Inc., 7.125%, 01/15/21 (e)	2,247
2,580	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19 (e)	2,638
1,000	New Enterprise Stone & Lime Co., 11.000%, 09/01/18 (e)	1,022
	RSC Equipment Rental, Inc./RSC Holdings III LLC,
15,440	8.250%, 02/01/21 (e)	16,328
22,919	9.500%, 12/01/14 (m)	24,065
9,400	Tutor Perini Corp., 7.625%, 11/01/18 (e)	9,741
	United Rentals North America, Inc.,
11,750	8.375%, 09/15/20	12,440
12,250	9.250%, 12/15/19 (m)	13,873
8,865	10.875%, 06/15/16	10,306

		110,777

	Electrical Equipment — 0.2%
	Belden, Inc.,
3,408	7.000%, 03/15/17	3,459
5,315	9.250%, 06/15/19	5,886
1,810	General Cable Corp., VAR, 2.678%, 04/01/15	1,765
5,910	International Wire Group, Inc., 9.750%, 04/15/15 (e)	6,331

		17,441

	Environmental Services — 0.2%
	Casella Waste Systems, Inc.,
6,950	7.750%, 02/15/19 (e)	7,124
7,455	11.000%, 07/15/14	8,461

		15,585

	Industrial Conglomerates — 0.5%
26,680	JB Poindexter & Co., Inc., 8.750%, 03/15/14 (m)	26,947
6,375	Pinafore LLC/Pinafore, Inc., 9.000%, 10/01/18 (e)	7,092
12,725	Trimas Corp., 9.750%, 12/15/17 (m)	14,125

		48,164

	Machinery — 0.4%
9,000	Briggs & Stratton Corp., 6.875%, 12/15/20	9,495
3,100	Columbus McKinnon Corp., 7.875%, 02/01/19 (e)	3,208
3,750	Gardner Denver, Inc., 8.000%, 05/01/13	3,778
	SPX Corp.,
5,175	6.875%, 09/01/17 (e)	5,563
1,325	7.625%, 12/15/14	1,451
4,550	Thermadyne Holdings Corp., 9.000%, 12/15/17 (e)	4,806

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
8,165	Titan International, Inc., 7.875%, 10/01/17 (e)	8,737

		37,038

	Marine — 1.2%
10,000	ACL I Corp., PIK, 10.625%, 02/15/16 (e)	10,050
14,000	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, 05/01/15 (e)	14,647
13,918	CMA CGM S.A., (France), 7.250%, 02/01/13 (e)	14,022
13,586	Commercial Barge Line Co., 12.500%, 07/15/17	15,760
22,860	General Maritime Corp., 12.000%, 11/15/17	20,974
4,645	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc., 8.125%, 02/15/19 (e)	4,645
22,020	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	23,782
13,780	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	14,021

		117,901

	Road & Rail — 1.0%
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5,925	7.750%, 05/15/16	6,177
8,590	8.250%, 01/15/19	9,116
20,295	9.625%, 03/15/18	22,680
56	Hertz Corp. (The), 8.875%, 01/01/14	57
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
6,048	6.625%, 12/15/20 (e)	6,184
1,854	7.375%, 06/01/14	1,933
7,175	Kansas City Southern Railway, 8.000%, 06/01/15 (m)	7,785
	Quality Distribution LLC/QD Capital Corp.,
10,515	9.875%, 11/01/18 (e)	11,041
702	PIK, 11.750%, 11/01/13 (f) (i)	702
23,649	RailAmerica, Inc., 9.250%, 07/01/17	26,191

		91,866

	Total Industrials	802,728

	Information Technology — 3.8%
	Communications Equipment — 0.8%
	Avaya, Inc.,
14,925	7.000%, 04/01/19 (e)	14,776
42,250	9.750%, 11/01/15	43,729
14,120	Brightstar Corp., 9.500%, 12/01/16 (e)	15,108

		73,613

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	129

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Computers & Peripherals — 0.5%
	Seagate HDD Cayman, (Cayman Islands),
7,390	6.875%, 05/01/20 (e)	7,242
15,610	7.750%, 12/15/18 (e)	16,000
18,075	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	18,866
8,400	Stratus Technologies, Inc., 12.000%, 03/29/15 (e)	7,560

		49,668

	Electronic Equipment, Instruments & Components — 0.6%
15,559	Intcomex, Inc., 13.250%, 12/15/14 (e)	16,571
12,358	Kemet Corp., 10.500%, 05/01/18	14,026
	Sanmina-SCI Corp.,
3,008	6.750%, 03/01/13	3,008
9,630	8.125%, 03/01/16	9,919
3,200	VAR, 3.052%, 06/15/14 (e)	3,152
2,219	Smart Modular Technologies WWH, Inc., (Cayman Islands), VAR, 5.803%, 04/01/12 (f) (i)	2,194
9,527	Viasystems, Inc., 12.000%, 01/15/15 (e)	10,789

		59,659

	Internet Software & Services — 0.1%
7,225	Equinix, Inc., 8.125%, 03/01/18	7,839

	IT Services — 1.0%
5,625	Compucom Systems, Inc., 12.500%, 10/01/15 (e)	6,075
	Fidelity National Information Services, Inc.,
2,573	7.625%, 07/15/17	2,837
2,063	7.875%, 07/15/20	2,290
	First Data Corp.,
4,795	8.250%, 01/15/21 (e)	4,771
1,080	8.875%, 08/15/20 (e)	1,182
1,073	9.875%, 09/24/15	1,084
25,067	12.625%, 01/15/21 (e)	26,258
3,045	Interactive Data Corp., 10.250%, 08/01/18 (e)	3,395
17,475	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (e)	16,164
15,310	Stream Global Services, Inc., 11.250%, 10/01/14	16,229
1,050	SunGard Data Systems, Inc., 10.625%, 05/15/15	1,163
	Unisys Corp.,
4,670	12.750%, 10/15/14 (e)	5,522
4,745	14.250%, 09/15/15 (e)	5,658

		92,628

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 0.8%
	Advanced Micro Devices, Inc.,
1,370	7.750%, 08/01/20	1,432
11,000	8.125%, 12/15/17	11,715
	Amkor Technology, Inc.,
10,090	7.375%, 05/01/18	10,582
449	9.250%, 06/01/16	476
	Freescale Semiconductor, Inc.,
8,000	9.250%, 04/15/18 (e)	8,920
9,240	10.125%, 03/15/18 (e)	10,580
2,615	10.750%, 08/01/20 (e)	3,020
	NXP B.V./NXP Funding LLC, (Netherlands),
16,962	7.875%, 10/15/14 (e) (m)	17,704
1,100	9.750%, 08/01/18 (e)	1,256
11,838	VAR, 3.053%, 10/15/13 (e)	11,779
2,850	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	3,110

		80,574

	Total Information Technology	363,981

	Materials — 8.2%
	Chemicals — 2.1%
9,469	Celanese US Holdings LLC, 6.625%, 10/15/18 (e)	9,895
	CF Industries, Inc.,
10,150	6.875%, 05/01/18	11,209
5,085	7.125%, 05/01/20	5,708
22,495	Chemtura Corp., 7.875%, 09/01/18 (e)	24,013
	Lyondell Chemical Co.,
17,901	8.000%, 11/01/17 (e)	20,150
45,380	11.000%, 05/01/18	52,074
8,570	Nalco Co., 6.625%, 01/15/19 (e)	8,859
2,085	Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 03/01/18 (e)	2,121
151	Nova Chemicals Corp., (Canada), 6.500%, 01/15/12	156
6,770	Omnova Solutions, Inc., 7.875%, 11/01/18 (e)	6,948
4,800	Polymer Group, Inc., 7.750%, 02/01/19 (e)	4,998
41,510	PolyOne Corp., 7.375%, 09/15/20	44,001
3,850	Rhodia S.A., (France), 6.875%, 09/15/20 (e)	3,941
5,350	Sterling Chemicals, Inc., 10.250%, 04/01/15	5,577

		199,650

	Construction Materials — 0.4%
2,350	Cemex S.A.B. de C.V., (Mexico), 9.000%, 01/11/18 (e)	2,432
20,560	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	21,280

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Construction Materials — Continued
12,600	Texas Industries, Inc., 9.250%, 08/15/20	13,718

		37,430

	Containers & Packaging — 1.8%
	Ardagh Packaging Finance plc, (Ireland),
4,400	7.375%, 10/15/17 (e)	4,686
7,000	9.125%, 10/15/20 (e)	7,683
	Ball Corp.,
8,000	5.750%, 05/15/21	7,840
4,125	6.750%, 09/15/20	4,321
1,650	7.125%, 09/01/16	1,807
1,650	7.375%, 09/01/19	1,794
	Berry Plastics Corp.,
5,750	8.250%, 11/15/15	6,160
18,266	9.500%, 05/15/18	18,311
8,750	9.750%, 01/15/21 (e)	8,772
580	10.250%, 03/01/16	567
5,450	Berry Plastics Holding Corp., VAR, 5.053%, 02/15/15	5,450
1,500	BWAY Holding Co., 10.000%, 06/15/18 (e)	1,665
12,863	Constar International, Inc., VAR, 0.000%, 02/15/12 (d)	5,901
4,000	Graham Packaging Co. LP/GPC Capital Corp. I, 8.250%, 10/01/18	4,310
	Graphic Packaging International, Inc.,
5,200	7.875%, 10/01/18	5,590
4,275	9.500%, 06/15/17	4,745
3,800	Greif, Inc., 7.750%, 08/01/19	4,190
	Owens-Brockway Glass Container, Inc.,
3,253	6.750%, 12/01/14 (m)	3,330
1,000	7.375%, 05/15/16	1,090
	Plastipak Holdings, Inc.,
5,019	8.500%, 12/15/15 (e)	5,245
8,500	10.625%, 08/15/19 (e)	9,690
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
11,100	6.875%, 02/15/21 (e)	11,128
4,850	7.125%, 04/15/19 (e)	4,971
6,600	7.750%, 10/15/16 (e)	7,029
11,540	8.250%, 02/15/21 (e)	11,569
13,525	8.500%, 05/15/18 (e)	13,999
5,725	9.000%, 04/15/19 (e)	5,968
5,925	Solo Cup Co., 10.500%, 11/01/13	6,043

		173,854

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.9%
3,748	AK Steel Corp., 7.625%, 05/15/20	3,823
9,475	Aleris International, Inc., 7.625%, 02/15/18 (e)	9,641
1,323	Arch Western Finance LLC, 6.750%, 07/01/13	1,336
8,420	Atkore International, Inc., 9.875%, 01/01/18 (e)	9,167
4,376	California Steel Industries, Inc., 6.125%, 03/15/14	4,354
1,000	Edgen Murray Corp., 12.250%, 01/15/15	955
13,956	Essar Steel Algoma, Inc., (Canada), 9.375%, 03/15/15 (e)	13,956
15,425	FMG Resources August 2006 Pty Ltd., (Australia), 7.000%, 11/01/15 (e)	16,004
3,875	Gibraltar Industries, Inc., 8.000%, 12/01/15	3,967
18,380	Murray Energy Corp., 10.250%, 10/15/15 (e)	19,621
6,488	Noranda Aluminum Acquisition Corp., PIK, 5.193%, 05/15/15	6,050
	Novelis, Inc., (Canada),
19,140	8.375%, 12/15/17 (e)	21,102
13,105	8.750%, 12/15/20 (e)	14,448
10,400	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	11,102
4,500	Ryerson, Inc., 12.000%, 11/01/15	4,838
13,775	Severstal Columbus LLC, 10.250%, 02/15/18 (e)	15,015
4,925	Steel Dynamics, Inc., 7.625%, 03/15/20 (e)	5,294
	United States Steel Corp.,
1,075	6.050%, 06/01/17	1,094
5,231	7.000%, 02/01/18	5,453
9,685	7.375%, 04/01/20	10,242
5,469	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (d)	2,078

		179,540

	Paper & Forest Products — 2.0%
27,726	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	31,053
	Abitibi-Consolidated Co. of Canada, (Canada),
8,431	6.000%, 06/20/13 (d)	84
20,371	8.375%, 04/01/15 (d)	204
	Abitibi-Consolidated, Inc.,
3,880	7.400%, 04/01/18 (d)	39
15,841	7.500%, 06/15/11 (d)	158
2,425	7.500%, 04/01/28 (d)	24
680	8.550%, 08/01/10 (d)	7
44,081	8.850%, 08/01/30 (d)	441
16,800	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	17,388

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	131

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Paper & Forest Products — Continued
5,250	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	5,788
4,150	Bowater Canada Finance Corp., (Canada), 7.950%, 11/15/11 (d)	1,245
	Cascades, Inc., (Canada),
6,710	7.750%, 12/15/17	7,021
4,000	7.875%, 01/15/20	4,175
	Domtar Corp.,
2,015	7.125%, 08/15/15	2,216
5,377	10.750%, 06/01/17	6,883
	Georgia-Pacific LLC,
2,188	7.000%, 01/15/15 (e)	2,265
7,090	7.125%, 01/15/17 (e)	7,533
151	8.125%, 05/15/11	153
3,800	8.250%, 05/01/16 (e)	4,284
	NewPage Corp.,
21,500	10.000%, 05/01/12	14,190
61,532	11.375%, 12/31/14	61,378
	P.H. Glatfelter Co.,
6,810	7.125%, 05/01/16	6,963
2,070	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	2,391
3,200	Potlatch Corp., 7.500%, 11/01/19	3,392
	Smurfit-Stone Container Enterprises, Inc.,
25,818	8.000%, 03/15/17 (d) (f) (i)	1,743
19,431	8.375%, 07/01/12 (d) (f) (i)	1,311
	Verso Paper Holdings LLC/Verso Paper, Inc.,
8,000	8.750%, 02/01/19 (e)	8,360
1,050	11.500%, 07/01/14	1,158

		191,847

	Total Materials	782,321

	Telecommunication Services — 5.8%
	Diversified Telecommunication Services — 3.0%
	Cincinnati Bell, Inc.,
37	7.000%, 02/15/15	38
7,125	8.250%, 10/15/17	7,196
4,840	8.750%, 03/15/18	4,640
	Clearwire Communications LLC/Clearwire Finance, Inc.,
60,938	12.000%, 12/01/15 (e)	66,422
	Frontier Communications Corp.,
6,340	7.125%, 03/15/19	6,594
3,945	7.875%, 04/15/15	4,369
800	8.125%, 10/01/18	889
775	8.250%, 05/01/14	871

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
3,945	8.250%, 04/15/17	4,359
13,095	8.500%, 04/15/20	14,535
3,945	8.750%, 04/15/22	4,379
	Global Crossing Ltd., (Bermuda),
4,900	9.000%, 11/15/19 (e)	4,949
2,965	12.000%, 09/15/15	3,402
5,000	Level 3 Communications, Inc., 11.875%, 02/01/19 (e)	4,913
	Level 3 Financing, Inc.,
5,500	8.750%, 02/15/17	5,404
45,588	9.250%, 11/01/14 (m)	47,069
14,015	PAETEC Holding Corp., 8.875%, 06/30/17 (m)	15,206
	Qwest Communications International, Inc.,
17,455	7.125%, 04/01/18	18,720
2,500	7.500%, 02/15/14	2,538
4,115	8.000%, 10/01/15	4,491
	Qwest Corp.,
10,000	6.500%, 06/01/17 (m)	11,000
1,000	7.500%, 10/01/14 (m)	1,145
12,996	7.625%, 06/15/15 (m)	14,913
1,000	8.375%, 05/01/16	1,194
2,400	8.875%, 03/15/12	2,577
	Windstream Corp.,
500	7.000%, 03/15/19	500
8,200	7.875%, 11/01/17	8,907
10,025	8.125%, 08/01/13 (m)	11,040
10,190	8.125%, 09/01/18	10,904
3,950	8.625%, 08/01/16	4,177

		287,341

	Wireless Telecommunication Services — 2.8%
6,160	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	6,799
	Cricket Communications, Inc.,
4,810	7.750%, 05/15/16	5,086
27,325	7.750%, 10/15/20	26,164
3,720	Crown Castle International Corp., 9.000%, 01/15/15	4,185
4,270	iPCS, Inc., VAR, 2.429%, 05/01/13	4,217
	MetroPCS Wireless, Inc.,
5,000	6.625%, 11/15/20	4,869
6,200	7.875%, 09/01/18	6,549
68,800	Nextel Communications, Inc., 7.375%, 08/01/15 (m)	68,972
	NII Capital Corp.,
19,530	8.875%, 12/15/19	21,580

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
7,455	10.000%, 08/15/16	8,443
3,250	NII Holdings, Inc., 3.125%, 06/15/12	3,234
1,025	SBA Telecommunications, Inc., 8.250%, 08/15/19	1,130
	Sprint Nextel Corp.,
67,435	6.000%, 12/01/16 (m)	67,266
5,425	8.375%, 08/15/17	6,015
	Wind Acquisition Finance S.A., (Luxembourg),
9,025	7.250%, 02/15/18 (e)	9,318
10,915	11.750%, 07/15/17 (e)	12,525
8,306	PIK, 12.250%, 07/15/17 (e)	9,719

		266,071

	Total Telecommunication Services	553,412

	Utilities — 4.1%
	Electric Utilities — 0.1%
1,200	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	1,302
2,500	PNM Resources, Inc., 9.250%, 05/15/15	2,806
8,000	Public Service Co. of New Mexico, 7.950%, 05/15/18	9,028

		13,136

	Gas Utilities — 0.1%
8,570	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18 (e)	8,784

	Independent Power Producers & Energy Traders — 3.8%
	AES Eastern Energy LP,
2,870	9.000%, 01/02/17	2,468
29,145	9.670%, 01/02/29	24,773
8,275	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	8,978
	Calpine Corp.,
10,011	7.250%, 10/15/17 (e)	10,486
52,220	7.500%, 02/15/21 (e)	53,395
16,900	7.875%, 01/15/23 (e)	17,365
5,075	Calpine Generating Co. LLC, HB, 4,823.931%, 04/01/11 (d)	634
	Dynegy Holdings, Inc.,
12,200	7.125%, 05/15/18 (m)	8,662
3,900	7.500%, 06/01/15	3,169
23,825	7.750%, 06/01/19	17,214
151	8.375%, 05/01/16	121
41,590	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16 (m)	40,446
	Edison Mission Energy,
13,102	7.000%, 05/15/17	10,646
58,706	7.200%, 05/15/19 (m)	46,671

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — Continued
828	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	799
19,285	GenOn Energy Inc., 9.875%, 10/15/20 (e)	20,298
	Homer City Funding LLC,
5,180	8.137%, 10/01/19	4,986
9,342	8.734%, 10/01/26	8,548
14,581	Midwest Generation LLC, 8.560%, 01/02/16	15,091
7,130	Mirant Americas Generation LLC, 8.500%, 10/01/21	7,522
1,949	Mirant Mid Atlantic Pass Through Trust, 10.060%, 12/30/28	2,202
	NRG Energy, Inc.,
8,050	7.375%, 02/01/16	8,332
13,325	7.375%, 01/15/17 (m)	14,041
11,050	8.500%, 06/15/19	11,768
2,248	Ormat Funding Corp., 8.250%, 12/30/20 (m)	2,225
	RRI Energy, Inc.,
10,780	7.625%, 06/15/14 (m)	11,265
2,600	7.875%, 06/15/17 (m)	2,607
13,903	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	7,821

		362,533

	Multi-Utilities — 0.1%
	Energy Future Holdings Corp.,
1,306	9.750%, 10/15/19	1,350
650	10.875%, 11/01/17	539
4,090	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	4,270

		6,159

	Total Utilities	390,612

	Total Corporate Bonds (Cost $7,156,833)	7,764,491

Common Stocks — 1.0%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
480	General Motors Co. (a)	16,082

	Broadcasting & Cable TV — 0.0% (g)
9,055	Adelphia Recovery Trust, Contingent Value	54

	Leisure Equipment & Products — 0.0% (g)
458	New True Temper Holdings Corp., Inc. (a) (f) (i)	3,666

	Textiles, Apparel & Luxury Goods — 0.0%
228	Broder Brothers Co. (a) (f) (i)	—
66	WestPoint International, Inc. (a) (f) (i)	—

	Total Consumer Discretionary	19,802

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	133

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
585	Eurofresh, Inc., ADR (a) (f) (i)	439

	Household Products — 0.0% (g)
27	Spectrum Brands Holdings, Inc. (a)	780

	Total Consumer Staples	1,219

	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
22	Quad/Graphics, Inc. (a)	974

	Information Technology — 0.2%
	Computers & Peripherals — 0.0%
575	Stratus Technologies, Inc., ADR (a) (f) (i)	—

	IT Services — 0.1%
92	Unisys Corp. (a)	3,417

	Semiconductors & Semiconductor Equipment — 0.1%
2,602	MagnaChip Semiconductor S.A., ADR (a) (f) (i)	6,319
1,884	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg) (a) (c) (f) (i)	4,577

		10,896

	Total Information Technology	14,313

	Materials — 0.6%
	Chemicals — 0.4%
867	LyondellBasell Industries N.V., (Netherlands), Class A (a)	33,012

	Construction Materials — 0.0% (g)
399	U.S. Concrete, Inc. (a)	3,990

	Paper & Forest Products — 0.2%
776	AbitibiBowater, Inc., (Canada) (a)	21,717

	Total Materials	58,719

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
2	AboveNet, Inc.	113
1	XO Holdings, Inc. (a)	1

		114

	Total Telecommunication Services	114

	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
19	GenOn Energy, Inc. (a)	79

	Total Common Stocks (Cost $74,569)	95,220

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 0.5%
	Consumer Discretionary — 0.0% (g)
	Automobiles — 0.0% (g)
63	General Motors Co., 4.750%, 12/01/13	3,205

	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (a) (f) (i)	1
1	Spanish Broadcasting System, Inc., PIK, 10.750%, 04/01/11 (a) (f) (i) (x)	617

		618

	Total Consumer Discretionary	3,823

	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
1	Eurofresh, Inc., ADR (a) (f) (i)	817

	Financials — 0.5%
	Commercial Banks — 0.2%
112	CoBank ACB, 7.000%, 04/01/11 (e) (f) (i) (x)	5,250
95	CoBank ACB, Series C, 11.000%, 07/01/13 (e) (x)	5,383
161	CoBank ACB, Series D, 11.000%, 10/01/14 (f) (i) (x)	9,085

		19,718

	Consumer Finance — 0.3%
20	Ally Financial, Inc., 7.000%, 12/31/11 (e) (x)	18,941
326	Citigroup Capital XIII, VAR, 7.875%, 10/30/40	8,829

		27,770

	Total Financials	47,488

	Information Technology — 0.0%
	Computers & Peripherals — 0.0%
131	Stratus Technologies, Inc., ADR (a) (f) (i)	—

	Total Preferred Stocks (Cost $57,146)	52,128

Loan Participations & Assignments — 13.9%
	Consumer Discretionary — 6.5%
	Auto Components — 0.2%
20,075	Remy International, Term Loan B, VAR, 6.250%, 02/16/16	20,301
2,950	UCI International, Term Loan, VAR, 5.500%, 07/26/17	2,963

		23,264

	Automobiles — 0.4%
	Ford Motor Co., Tranche B1 Term Loan,
27,032	VAR, 3.020%, 12/15/13	26,997
11,771	VAR, 3.020%, 12/15/13	11,755
2,266	VAR, 3.020%, 12/15/13	2,263

		41,015

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Gaming — 1.8%
22,650	Boyd Gaming Corp., 1st Lien Term Loan, 12/17/15^	22,376
23,000	CCM Merger, Inc., Term Loan, 03/01/17^	23,287
	CCM Merger, Inc., Term Loan B,
1,000	Citycenter Holdings, Inc., Term Loan, 06/30/15^	1,010
9,166	VAR, 8.500%, 07/13/12	9,166
2,504	VAR, 8.500%, 07/13/12	2,504
1,192	VAR, 8.500%, 07/13/12	1,192
71,027	Harrah’s Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 3.303%, 01/28/15	65,828
973	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A, VAR, 5.000%, 11/25/13	969
3,071	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B, VAR, 5.000%, 11/25/13	3,061
7,004	Isle of Capri Casinos, Inc., Initial Term Loan, VAR, 5.000%, 11/25/13	6,981
	MGM Resorts International, Class C Loan,
7,293	VAR, 7.000%, 02/21/14	7,184
9,207	VAR, 7.000%, 02/21/14	9,071
5,000	MGM Resorts International, Extended Term Loan E, VAR, 7.000%, 02/21/14	4,926
	Sugarhouse HSP Gaming, Term Loan B,
100	VAR, 11.250%, 09/23/14	102
1,212	VAR, 11.250%, 09/23/14	1,231
12,556	VAR, 11.250%, 09/23/14	12,754
3,400	Venetian Orient Ltd., Term Loan F, VAR, 4.790%, 06/17/15	3,357

		174,999

	Hotels, Restaurants & Leisure — 0.4%
4,597	Dine Equity Inc., Term B-1 Loan, 10/01/17^	4,627
	Outback Steakhouse, Prefunded RC Commitment,
352	VAR, 0.122%, 06/14/13	346
1,253	VAR, 2.563%, 06/14/13	1,230
24,337	Outback Steakhouse, Term Loan B, VAR, 2.625%, 06/14/14	23,904
4,478	Wendy’s/Arby’s Restaurants LLC, Term Loan, VAR, 5.000%, 05/24/17	4,510

		34,617

	Media — 2.1%
14,000	Bresnan Communications, Term Loan B, VAR, 4.500%, 12/15/17	14,083
20,393	Cengage Learning Acquisitions, Term Loan, VAR, 2.550%, 07/03/14	19,570
34,089	Clear Channel Communications, Inc., Term Loan B, VAR, 3.912%, 01/29/16	31,157

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
	Entercom Radio LLC, Term Loan A,
13,429	VAR, 1.387%, 06/30/12	13,261
499	VAR, 3.375%, 06/30/12	493
5,164	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	5,179
	Media General, Inc., Term Loan,
2,124	VAR, 4.513%, 03/29/13	2,070
6,677	VAR, 4.561%, 03/29/13	6,506
	Miramax Films, LLC, 1st Lien,
863	VAR, 7.750%, 02/15/15	879
812	VAR, 7.750%, 02/15/15	827
812	VAR, 7.750%, 02/15/15	827
812	VAR, 7.750%, 02/15/15	827
18,882	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	18,935
3,820	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	4,047
499	Nielsen Finance LLC, Class B Dollar Term Loan, VAR, 4.014%, 05/01/16	502
	R.H. Donnelley, Inc., Exit Term Loan,
1,403	VAR, 9.000%, 10/24/14	1,081
12,488	VAR, 9.000%, 10/24/14	9,621
12,264	VAR, 9.000%, 10/24/14	9,448
1,403	VAR, 9.000%, 10/24/14	1,081
1,318	VAR, 9.000%, 10/24/14	1,015
50,879	Univision Communications, Inc., Initial Lien Term Loan, VAR, 2.512%, 09/29/14	49,334
7,695	Univision Communications, Inc., Extended First Lien Term Loan, VAR, 4.512%, 03/31/17	7,483
	Vertis, Inc., 1st Lien Term Loan,
1,906	VAR, 11.750%, 12/31/15	1,906
94	VAR, 11.750%, 12/31/15	94

		200,226

	Specialty Retail — 1.6%
	Claire’s Stores, Term Loan B,
14,650	12/31/49^	14,257
60,597	VAR, 3.012%, 05/29/14	58,972
12,701	VAR, 3.054%, 05/29/14	12,360
15,558	VAR, 5.000%, 05/29/14	15,141
	General Nutrition Centers, Inc., Term Loan B,
3,553	VAR, 2.560%, 09/16/13	3,544
1,184	VAR, 2.560%, 09/16/13	1,182
2,895	VAR, 4.500%, 09/16/13	2,887
10,400	Gymboree, 1st Lien Term Loan, VAR, 5.000%, 02/11/18	10,410
11,600	J. Crew, 1st Lien Term Loan, 03/04/18^	11,602

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	135

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Specialty Retail — Continued
	Michael’s Stores, Term B-1 Loan,
1,625	VAR, 2.563%, 10/31/13	1,619
1,503	VAR, 2.563%, 10/31/13	1,497
944	VAR, 2.563%, 10/31/13	940
2,144	VAR, 2.625%, 10/31/13	2,135
	Michael’s Stores, Term B-2 Loan,
1,862	VAR, 4.813%, 07/31/16	1,874
1,721	VAR, 4.813%, 07/31/16	1,732
1,081	VAR, 4.813%, 07/31/16	1,088
2,456	VAR, 4.875%, 07/31/16	2,472

		143,712

	Total Consumer Discretionary	617,833

	Consumer Staples — 1.3%
	Food & Staples Retailing — 0.5%
15,700	Rite Aid Corp., Term Loan, 02/28/18^	15,680
2,205	Rite Aid Corp., Term Loan 3, VAR, 6.000%, 06/04/14	2,202
	Rite Aid Corp., Tranche 2 Term Loan,
12,632	VAR, 2.020%, 06/04/14	12,192
8,334	VAR, 2.020%, 06/04/14	8,044
8,271	VAR, 2.020%, 06/04/14	7,982

		46,100

	Food Products — 0.3%
	Bolthouse Farms, 1st Lien Term Loan,
4,239	VAR, 5.500%, 02/11/16	4,272
16	VAR, 5.750%, 02/11/16	16
	Dole Food Co., Term Loan B,
1,976	VAR, 5.000%, 02/11/17	1,992
171	VAR, 5.500%, 02/11/17	173
94	VAR, 5.500%, 02/11/17	95
	Dole Food Co., Term Loan C,
3,012	VAR, 5.000%, 03/02/17	3,036
2,118	VAR, 5.000%, 03/02/17	2,135
439	VAR, 5.500%, 03/02/17	443
	Pierre Foods, Inc., 1st Lien Term Loan,
9,179	VAR, 7.000%, 09/30/16	9,245
23	VAR, 7.000%, 09/30/16	23
6,160	Pierre Foods, Inc., 2nd Lien Term Loan, VAR, 11.250%, 09/29/17	6,311

		27,741

	Personal Products — 0.5%
8,800	NBTY, Inc., 1st Lien Term Loan, 10/01/17^	8,833
10,710	NBTY, Inc., Term Loan B, VAR, 6.250%, 09/21/16	10,820

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Personal Products — Continued
17,250	Visant Corp., 1st Lien Term Loan, 12/22/16^	17,293
	Visant Corp., Tranche B Term Loan,
10,448	VAR, 7.000%, 12/22/16	10,543
26	VAR, 7.000%, 12/22/16	27

		47,516

	Total Consumer Staples	121,357

	Energy — 0.1%
	Energy Equipment & Services — 0.0% (g)
2,150	Equipower Resource Holdings, 1st Lien Term Loan, VAR, 5.750%, 01/26/18	2,163

	Oil, Gas & Consumable Fuels — 0.1%
6,600	Big West Oil, Term Loan B, VAR, 7.000%, 03/31/16	6,683

	Total Energy	8,846

	Financials — 1.7%
	Capital Markets — 0.2%
22,051	Pinafore LLC, Term Loan B1, VAR, 4.250%, 09/29/16	22,172

	Consumer Finance — 0.1%
6,875	American General Finance Corp., Term Loan B, VAR, 7.250%, 04/21/15	6,933

	Diversified Financial Services — 1.4%
137,120	Capmark Financial Group, U.S. Term Loan, VAR, 5.250%, 03/23/11 (d)	68,104
7,575	Capmark Financial Group, Unsecured Bridge Loan, VAR, 5.250%, 03/23/11 (d)	3,731
	Checksmart Financial Co., Term Loan B,
1,370	VAR, 2.770%, 05/01/12 (f) (i)	1,230
2,833	VAR, 2.810%, 05/01/12 (f) (i)	2,543
	CIT Group, Inc., Tranche 3 Term Loan,
3,206	VAR, 6.250%, 07/27/15	3,251
1,049	VAR, 6.250%, 07/27/15	1,064
835	VAR, 6.250%, 07/27/15	846
760	VAR, 6.250%, 07/27/15	771
760	VAR, 6.250%, 07/27/15	771
417	VAR, 6.250%, 07/27/15	423
3,189	VAR, 6.250%, 07/27/15	3,233
1,362	VAR, 6.250%, 07/27/15	1,381
1,246	VAR, 6.250%, 07/27/15	1,263
	Clarke American Corp., Term Loan B,
7,666	VAR, 2.762%, 06/30/14	7,292
5,585	VAR, 2.762%, 06/30/14	5,313
12,414	VAR, 2.803%, 06/30/14	11,809
12,189	VAR, 2.803%, 06/30/14	11,595

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Diversified Financial Services — Continued
4,632	VAR, 2.803%, 06/30/14	4,407
2,850	International Lease Finance Corp., Term Loan 1, VAR, 6.750%, 03/17/15	2,864

		131,891

	Insurance — 0.0% (g)
988	USI Holdings Corp., Series C, New Term Loan, VAR, 7.000%, 05/04/14	999

	Thrift & Mortgage Finance — 0.0% (g)
1,019	Ocwen Financial Corp., Initial Term Loan, VAR, 9.000%, 07/29/15	1,017

	Total Financials	163,012

	Health Care — 0.2%
	Health Care Providers & Services — 0.1%
3,600	Inventive Health, Term Loan, 08/04/16^	3,613
1,638	Vanguard Health Systems, Term Loan B, VAR, 5.000%, 01/29/16	1,646

		5,259

	Pharmaceuticals — 0.1%
	Axcan Intermediate Holdings, Inc., Term Loan,
7,048	VAR, 5.500%, 02/10/17	7,054
1,205	VAR, 5.500%, 02/10/17	1,206
2,444	Catalent Pharma Solutions, Inc., Dollar Term Loans, VAR, 2.512%, 04/10/14	2,405

		10,665

	Total Health Care	15,924

	Industrials — 0.7%
	Airlines — 0.1%
988	Delta Air Lines, Inc., Term Loan B, VAR, 8.750%, 09/27/13	988
	Delta Airlines, Inc., 1st Lien Credit Linked Deposit,
2,245	VAR, 0.094%, 04/30/12	2,178
4,299	VAR, 2.264%, 04/30/12	4,170

		7,336

	Building Products — 0.1%
561	Jacuzzi Brands, Inc., 1st Lien Synthetic Credit Facility, VAR, 0.203%, 02/07/14	474
	Jacuzzi Brands, Inc., 1st Lien Term Loan B,
13	VAR, 2.533%, 02/07/14	11
6,154	VAR, 2.554%, 02/07/14	5,200

		5,685

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.1%
11,400	Cenveo Corp., Term Loan, VAR, 6.250%, 12/21/16	11,495

	Electrical Equipment — 0.1%
216	Electrical Components International, Inc., Synthetic Revolving Loan Commitment, VAR, 1.400%, 02/04/16	216
3,454	Electrical Components International, Inc., Term Loan, VAR, 6.750%, 01/25/17	3,458
	Generac Power Systems, Term Loan B,
1,347	VAR, 2.760%, 11/10/13	1,344
7,600	VAR, 2.803%, 11/10/13	7,583

		12,601

	Industrial Conglomerates — 0.1%
12,855	BOC Edwards, Extended Term Loan, VAR 5.500%, 05/31/16	12,758

	Industrial Machinery — 0.1%
13,325	Intelligrated Inc., Term Loan, VAR, 7.500%, 02/17/17	13,192

	Road & Rail — 0.1%
9,905	Swift Transportation Co., Term Loan, VAR, 6.000%, 12/21/16	9,960

	Total Industrials	73,027

	Information Technology — 1.2%
	Communications Equipment — 0.3%
7,781	Avaya, Inc., Term Loan B1, VAR, 3.061%, 10/26/14	7,545
15,629	Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.811%, 10/27/17	15,302
1,143	Brocade Communications Systems, Inc., Term Loan, VAR, 7.000%, 10/07/13	1,148
8,150	Syniverse Holdings, Inc., Term Loan B, VAR, 5.250%, 12/22/17	8,240

		32,235

	Computers & Peripherals — 0.0% (g)
3,344	Stratus Technologies, Inc., 2nd Lien Term Loan, VAR, 5.320%, 06/30/15 (f) (i)	2,190

	Electronic Equipment, Instruments & Components — 0.2%
13,000	CDW Corp., Extended Tranche E, VAR, 5.264%, 07/15/17	12,996
201	CDW Corp., Non Extended Term Loan, VAR, 4.264%, 10/10/14	201

		13,197

	Internet Software & Services — 0.1%
	Savvis Communications Corp., Term Loan B,
5,945	VAR, 6.750%, 08/04/16	5,996

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	137

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Internet Software & Services — Continued
40	VAR, 6.750%, 08/04/16	40
6,800	Softlayer Technologies, Term Loan, 11/09/16^	6,845

		12,881

	IT Services — 0.5%
1,337	CompuCom Systems, Term Loan, VAR, 3.770%, 08/23/14 (f) (i)	1,300
10,480	First Data Corp., Initial Tranche B-1, VAR, 3.012%, 09/24/14	9,900
24,424	First Data Corp., Initial Tranche B-3, VAR, 3.011%, 09/24/14	23,068
4,478	Interactive Data Corp., Term Loan B, VAR, 4.750%, 02/11/18	4,515
	Transaction Network Services, Initial Term Loan,
4,062	VAR, 6.000%, 12/01/15	4,071
118	VAR, 6.000%, 12/01/15	119

		42,973

	Semiconductors & Semiconductor Equipment — 0.1%
13,093	Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.510%, 12/01/16	13,078

	Total Information Technology	116,554

	Materials — 1.0%
	Chemicals — 0.7%
11,371	AZ Chem U.S., Inc., Term Loan, VAR, 6.750%, 11/18/16	11,502
7,148	Cristal Inorganic Chemicals (Millennium), 1st Lien Term Loan, VAR, 2.553%, 05/15/14	7,123
7,925	Cristal Inorganic Chemicals (Millennium), 2nd Lien Term Loan, VAR, 6.053%, 11/14/14 (f) (i)	7,910
9,668	Momentive Performance, Extended Maturity Term Loan B, VAR, 3.813%, 05/05/15	9,650
714	Momentive Performance Materials, Inc., Term Loan, 12/04/13 ^	712
7,615	Nexeo Solutions, Initial Loan, 07/31/17^	7,637
	Styron, 1st Lien Term Loan,
13,865	VAR, 6.000%, 07/31/17	13,981
35	VAR, 6.000%, 07/31/17	35
13,000	Univar Inc., Term Loan B, 06/01/17^	13,045

		71,595

	Containers & Packaging — 0.2%
	Berry Plastics Holding, Term Loan C,
6	VAR, 2.289%, 04/03/15	5
2,167	VAR, 2.314%, 04/03/15	2,101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
5,807	Constar International, Inc., Senior Secured Dip Note, VAR, 9.000%, 10/01/11 (f) (i)	5,807
	Graham Packaging Co., Inc., Term Loan D,
495	VAR, 6.000%, 10/17/16	499
493	VAR, 6.000%, 10/17/16	497
10	VAR, 6.000%, 10/17/16	10
	Reynolds Group Holdings, U.S. Term Loan,
5,966	VAR, 4.250%, 02/14/18	5,998
5,298	VAR, 4.250%, 02/14/18	5,326
3,086	VAR, 4.250%, 02/14/18	3,103

		23,346

	Paper & Forest Products — 0.1%
7,477	Smurfit-Stone Container Corp., Exit Term Loan, VAR, 6.750%, 06/30/16	7,511

	Total Materials	102,452

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
	Level 3 Communications, Tranche A Term Loan,
19,626	VAR, 2.553%, 03/13/14	19,115
10,749	VAR, 2.553%, 03/13/14	10,469
1,000	Level 3 Communications, Tranche B Term Loan, VAR, 11.500%, 03/13/14	1,072
	Telecordia Technologies, Inc., Term Loan,
625	VAR, 6.750%, 04/30/16	627
1,856	VAR, 6.750%, 04/30/16	1,862
3,244	Time Warner Telecom, Term Loan B1, VAR, 2.020%, 01/07/13	3,234
7,000	Vonage Holdings Corp., Term Loan, VAR, 9.750%, 12/14/15	7,017

	Total Telecommunication Services	43,396

	Utilities — 0.7%
	Independent Power Producers & Energy Traders — 0.7%
11,847	New Development Holdings LLC, Term Loan, VAR, 7.000%, 07/03/17	11,962
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-1 Term Loan,
925	VAR, 3.764%, 10/10/14	778
10	VAR, 3.803%, 10/10/14	8
38	VAR, 3.803%, 10/10/14	32
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
773	VAR, 3.764%, 10/10/14	650
1,090	VAR, 3.803%, 10/10/14	917
75	VAR, 3.803%, 10/10/14	63

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Participations & Assignments — Continued
	Independent Power Producers & Energy Traders — Continued
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
54,665	VAR, 3.764%, 10/10/14	45,878
2,024	VAR, 3.803%, 10/10/14	1,699
540	VAR, 3.803%, 10/10/14	453
5,500	TPF Generation Holdings LLC, 2nd Lien Term Loan, VAR, 4.553%, 12/15/14	5,271

	Total Utilities	67,711

	Total Loan Participations & Assignments (Cost $1,252,660)	1,330,112

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Textiles, Apparel & Luxury Goods — 0.0% (g)
65	WestPoint International, Inc., expiring 06/08/18 (a) (f) (i) (Cost $—)	–

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.8%
	Investment Company — 3.8%
361,506	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $361,506)	361,506

	Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
1,024	JPMorgan Prime Money Market Fund, Capital Shares, 0.140% (b) (l) (Cost $1,024)	1,024

	Total Investments —100.5% (Cost $8,913,447)	9,614,025
	Liabilities in Excess of Other Assets — (0.5)%	(51,303)

	NET ASSETS — 100.0%	$9,562,722

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	139

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 12.5%
3,060	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.460%, 01/25/34	2,431
1,110	AH Mortgage Advance Trust, Series 2010-ADV2, Class A1, 4.210%, 05/10/41 (e)	1,114
2,043	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 1.537%, 08/25/33	1,839
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.842%, 07/25/32	80
1,581	Series 2002-BC6, Class M1, VAR, 1.387%, 08/25/32	1,104
4,367	Series 2002-BC9, Class M1, VAR, 1.911%, 12/25/32	3,425
	Amresco Residential Securities Mortgage Loan Trust,
317	Series 1997-2, Class M1A, VAR, 0.817%, 06/25/27	298
1,338	Series 1998-1, Class M1A, VAR, 0.907%, 01/25/28	1,197
1,554	Series 1998-3, Class M1A, VAR, 0.892%, 09/25/28	1,299
1,635	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 2.891%, 12/15/33	1,414
	Bear Stearns Asset Backed Securities Trust,
2,828	Series 2003-SD1, Class A, VAR, 0.712%, 12/25/33	2,565
9,348	Series 2005-CL1, Class M1, VAR, 0.892%, 09/25/34 (f)	748
2,860	Series 2005-HE1, Class M2, VAR, 1.091%, 01/25/35	2,200
1,168	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.362%, 05/25/37	1,091
431	Centex Home Equity, Series 2002-A, Class MV1, VAR, 1.112%, 01/25/32	255
1,500	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	1,523
	Countrywide Asset-Backed Certificates,
211	Series 2002-1, Class A, VAR, 0.821%, 08/25/32	137
196	Series 2002-BC1, Class A, VAR, 0.921%, 04/25/32	118
249	Series 2002-BC2, Class A, VAR, 0.802%, 04/25/32	130
61	Series 2003-BC2, Class 2A1, VAR, 0.862%, 06/25/33	49
2,131	Series 2003-BC5, Class M1, VAR, 1.312%, 09/25/33	872
589	Series 2004-2, Class M4, VAR, 1.262%, 03/25/34	257

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

634	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35	514
	Countrywide Home Equity Loan Trust,
1,638	Series 2004-A, Class A, VAR, 0.486%, 04/15/30	1,265
1,071	Series 2005-E, Class 2A, VAR, 0.486%, 11/15/35	683
4,630	Series 2005-M, Class A1, VAR, 0.506%, 02/15/36	2,471
	First Franklin Mortgage Loan Asset Backed Certificates,
236	Series 2002-FF1, Class M1, VAR, 1.312%, 04/25/32	97
1,661	Series 2002-FF4, Class M1, VAR, 1.837%, 02/25/33	584
637	Series 2003-FFH1, Class M2, VAR, 2.887%, 09/25/33	74
703	Series 2004-FF8, Class M4, VAR, 1.332%, 10/25/34	95
1,000	First NLC Trust, Series 2005-2, Class M1, VAR, 0.741%, 09/25/35	835
240	Ford Credit Auto Owner Trust, Series 2006-C, Class A4A, 5.150%, 02/15/12	241
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.752%, 07/25/35	2,449
680	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.446%, 09/15/30	309
1,500	Harley-Davidson Motorcycle Trust, Series 2009-2, Class A4, 3.320%, 02/15/17	1,546
434	Irwin Home Equity Corp., Series 2004-1, Class 1A1, VAR, 0.902%, 12/25/24	246
105	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	105
843	Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.312%, 02/25/34	737
	Morgan Stanley ABS Capital I,
2,575	Series 2003-NC6, Class M1, VAR, 1.461%, 06/25/33	2,418
7,500	Series 2005-WMC4, Class M5, VAR, 0.911%, 04/25/35	4,936
321	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.662%, 11/25/33	196
1,385	Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 1.162%, 07/25/32	1,259
2,500	Park Place Securities, Inc., Series 2005-WHQ3, Class M2, VAR, 0.712%, 06/25/35	1,836
476	Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, VAR, 0.942%, 03/25/33	343

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
	Residential Asset Securities Corp.,
621	Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	165
375	Series 2005-EMX4, Class A2, VAR, 0.521%, 11/25/35	370
	Residential Funding Mortgage Securities II, Inc.,
760	Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	699
767	Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26	701
195	Series 2003-HS1, Class AII, VAR, 0.551%, 12/25/32	149
168	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.961%, 04/25/33	143
186	Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 0.551%, 01/25/33	166

	Total Asset-Backed Securities (Cost $74,959)	49,778

Collateralized Mortgage Obligations — 44.4%
	Agency CMO — 21.3%
1,048	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 1, Class S, IF, IO, 8.649%, 10/25/22	197
	Federal Home Loan Mortgage Corp. REMICS,
27	Series 1071, Class F, VAR, 1.262%, 04/15/21	27
41	Series 1343, Class LA, 8.000%, 08/15/22	48
32	Series 1370, Class JA, VAR, 1.463%, 09/15/22	32
27	Series 1379, Class W, VAR, 2.800%, 10/15/22	29
8	Series 1508, Class KA, VAR, 2.108%, 05/15/23	8
26	Series 1607, Class SA, IF, 19.312%, 10/15/13	29
507	Series 1689, Class M, PO, 03/15/24	447
212	Series 1771, Class PK, 8.000%, 02/15/25	257
401	Series 1974, Class ZA, 7.000%, 07/15/27	446
70	Series 1981, Class Z, 6.000%, 05/15/27	78
2	Series 2006, Class I, IO, 8.000%, 10/15/12	—	(h)
276	Series 2033, Class PR, PO, 03/15/24	244
46	Series 2261, Class ZY, 7.500%, 10/15/30	52
17	Series 2289, Class NA, VAR, 11.752%, 05/15/20	19
145	Series 2338, Class FN, VAR, 0.766%, 08/15/28	146
285	Series 2416, Class SA, IF, 15.081%, 02/15/32	349
201	Series 2416, Class SH, IF, 15.472%, 02/17/32	257
68	Series 2477, Class FZ, VAR, 0.816%, 06/15/31	68
3,144	Series 2649, Class FK, VAR, 0.816%, 07/15/33	3,155
1,322	Series 2661, Class FG, VAR, 0.716%, 03/15/17	1,327
1,788	Series 3085, Class VS, HB, IF, 27.657%, 12/15/35	2,609

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,415	Series 3300, Class FA, VAR, 0.566%, 08/15/35	3,415
9,455	Series 3737, Class DG, 5.000%, 10/15/30	10,091
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
109	Series T-51, Class 1APO, PO, 09/25/42	90
1,583	Series T-54, Class 4A, VAR, 3.962%, 02/25/43	1,653
	Federal National Mortgage Association Grantor Trust,
902	Series 2001-T8, Class A1, 7.500%, 07/25/41	1,023
2,176	Series 2002-T6, Class A4, VAR, 3.809%, 03/25/41	2,225
	Federal National Mortgage Association Interest STRIPS,
2,642	Series 343, Class 23, IO, 4.000%, 10/01/18	236
3,786	Series 343, Class 27, IO, 4.500%, 01/01/19	360
	Federal National Mortgage Association REMICS,
41	Series 1988-15, Class B, VAR, 0.831%, 06/25/18	41
5	Series 1989-77, Class J, 8.750%, 11/25/19	6
2	Series 1989-89, Class H, 9.000%, 11/25/19	2
117	Series 1990-64, Class Z, 10.000%, 06/25/20	135
266	Series 1990-145, Class A, VAR, 1.316%, 12/25/20 (m)	266
152	Series 1991-142, Class PL, 8.000%, 10/25/21	171
170	Series 1991-156, Class F, VAR, 1.581%, 11/25/21	173
1	Series 1992-91, Class SQ, HB, IF, 9,228.750%, 05/25/22	110
357	Series 1992-112, Class GB, 7.000%, 07/25/22	394
9	Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	1
141	Series 1992-200, Class FK, VAR, 2.808%, 11/25/22	145
153	Series 1993-27, Class S, IF, 9.329%, 02/25/23	173
302	Series 1993-110, Class H, 6.500%, 05/25/23	348
36	Series 1993-119, Class H, 6.500%, 07/25/23	39
297	Series 1993-146, Class E, PO, 05/25/23	263
135	Series 1993-165, Class FH, VAR, 1.431%, 09/25/23	138
654	Series 1993-179, Class FM, VAR, 2.758%, 10/25/23	676
80	Series 1997-74, Class E, 7.500%, 10/20/27	91
1,433	Series 2001-9, Class F, VAR, 0.514%, 02/17/31	1,429
447	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	86
1,997	Series 2002-77, Class FY, VAR, 0.662%, 12/25/17	2,012

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	141

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,254	Series 2003-17, Class FN, VAR, 0.561%, 03/25/18	3,269
145	Series 2003-21, Class FK, VAR, 0.662%, 03/25/33	145
2,845	Series 2003-34, Class BS, IF, IO, 7.388%, 05/25/22	176
299	Series 2003-60, Class SA, IF, IO, 7.388%, 07/25/21	6
568	Series 2003-60, Class SB, IF, IO, 7.388%, 07/25/21	10
2,477	Series 2004-17, Class BF, VAR, 0.611%, 01/25/34	2,486
4,791	Series 2006-3, Class SB, IF, IO, 6.438%, 07/25/35	752
1,870	Series 2007-2, Class FA, VAR, 0.461%, 02/25/37	1,855
22,053	Series 2010-42, Class PD, 4.500%, 07/25/39	22,800
100	Series G92-44, Class ZQ, 8.000%, 07/25/22	122
1,618	Series G94-9, Class PJ, 6.500%, 08/17/24	1,796
	Federal National Mortgage Association Whole Loan,
484	Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	552
2,527	Series 2003-W4, Class 5A, VAR, 4.055%, 10/25/42	2,643
2,802	Series 2003-W15, Class 3A, VAR, 4.284%, 12/25/42 (m)	2,902
475	Series 2004-W2, Class 1A3F, VAR, 0.611%, 02/25/44	471
1,321	Series 2004-W2, Class 4A, VAR, 3.927%, 02/25/44	1,356
2,794	Series 2009-W1, Class A, 6.000%, 12/25/49	3,077
	Government National Mortgage Association,
1,034	Series 1999-27, Class ZA, 7.500%, 04/17/29	1,111
27	Series 2000-35, Class F, VAR, 0.815%, 12/16/25	27
669	Series 2002-31, Class FC, VAR, 0.511%, 09/26/21	668
2,175	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	186
32,992	Series 2003-59, Class XA, IO, VAR, 1.768%, 06/16/34	1,584
938	NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.600%, 10/29/20	917

		84,527

	Non-Agency CMO — 23.1%
	Banc of America Funding Corp.,
2,257	Series 2005-E, Class 5A1, VAR, 5.015%, 05/20/35	2,126

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,318	Series 2006-1, Class 2A1, 5.500%, 01/25/36	2,276
	Banc of America Mortgage Securities, Inc.,
52	Series 2003-5, Class 2A8, VAR, 0.712%, 07/25/18	38
1,822	Series 2005-10, Class 1A13, 5.500%, 11/25/35	1,781
1,971	Series 2005-A, Class 3A1, VAR, 4.977%, 02/25/35	1,796
940	Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 0.932%, 11/25/34	555
754	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 0.662%, 08/25/18	697
122	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 2.046%, 11/25/18	123
34	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	32
	Countrywide Alternative Loan Trust,
1,713	Series 2003-J1, Class 1A8, 5.250%, 10/25/33	1,703
2,002	Series 2004-33, Class 3A3, VAR, 2.694%, 12/25/34	1,300
1,255	Series 2004-J4, Class 1A6, SUB, 4.900%, 06/25/34	1,267
	Countrywide Home Loan Mortgage Pass-Through Trust,
1,145	Series 2003-21, Class A1, VAR, 2.916%, 05/25/33	1,017
561	Series 2004-HYB8, Class 1A1, VAR, 0.612%, 01/20/35	455
782	Series 2005-1, Class 1A2, VAR, 0.611%, 03/25/35	171
	CS First Boston Mortgage Securities Corp.,
14	Series 2002-AR2, Class 1B2, VAR, 3.712%, 02/25/32	1
2,545	Series 2003-AR24, Class 2A4, VAR, 2.755%, 10/25/33	2,307
1,132	Series 2004-5, Class 4A1, 6.000%, 09/25/34	1,182
1,145	Series 2004-AR3, Class 6M1, VAR, 1.361%, 04/25/34	996
1,097	Series 2005-5, Class 1A1, 5.000%, 07/25/20	1,112
1,774	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.602%, 02/25/20	1,801
	First Horizon Alternative Mortgage Securities,
643	Series 2005-AA7, Class 1A2, VAR, 2.444%, 09/25/35	17
1,571	Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	1,510

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	First Horizon Asset Securities, Inc.,
2,116	Series 2004-AR6, Class 2A1, VAR, 2.769%, 12/25/34	2,028
668	Series 2004-AR7, Class 2A1, VAR, 2.742%, 02/25/35	662
1,137	Series 2005-6, Class 1A1, 5.500%, 11/25/35	1,137
	First Republic Mortgage Loan Trust,
141	Series 2000-FRB1, Class B1, VAR, 0.762%, 06/25/30	101
755	Series 2000-FRB2, Class A1, VAR, 0.766%, 11/15/30	753
4,855	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	5,053
3,635	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	3,693
	Impac CMB Trust,
1,742	Series 2004-3, Class 3A, VAR, 0.582%, 03/25/34	1,634
624	Series 2004-6, Class 1A2, VAR, 1.042%, 10/25/34	577
2,492	Series 2005-5, Class A1, VAR, 0.582%, 08/25/35	1,924
2,285	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.426%, 03/25/37	1,765
	JPMorgan Mortgage Trust,
490	Series 2003-A1, Class 1A1, VAR, 2.259%, 10/25/33	490
829	Series 2005-A2, Class 5A1, VAR, 4.295%, 04/25/35	838
	MASTR Adjustable Rate Mortgages Trust,
2,018	Series 2003-5, Class 5A1, VAR, 2.595%, 10/25/33	2,093
191	Series 2004-7, Class 6A1, VAR, 0.701%, 08/25/34	189
1,576	Series 2004-13, Class 2A1, VAR, 2.826%, 04/21/34	1,541
3,220	Series 2004-13, Class 3A7B, VAR, 2.240%, 11/21/34	2,998
426	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.662%, 02/25/33	427
	Mellon Residential Funding Corp.,
1,205	Series 2001-TBC1, Class B1, VAR, 1.146%, 11/15/31	866
261	Series 2002-TBC1, Class B1, VAR, 1.266%, 09/15/30	212
131	Series 2002-TBC1, Class B2, VAR, 1.666%, 09/15/30	102

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
797	Series 2002-TBC2, Class B1, VAR, 1.116%, 08/15/32	607
224	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	250
	MLCC Mortgage Investors, Inc.,
1,195	Series 2004-1, Class 2A3, VAR, 2.268%, 12/25/34	1,073
1,806	Series 2004-D, Class A1, VAR, 0.592%, 08/25/29	1,701
	Morgan Stanley Dean Witter Capital I,
738	Series 2003-HYB1, Class A4, VAR, 1.932%, 03/25/33	715
545	Series 2003-HYB1, Class B1, VAR, 1.932%, 03/25/33	342
	Morgan Stanley Mortgage Loan Trust,
883	Series 2004-5AR, Class 3A3, VAR, 2.558%, 07/25/34	540
4,650	Series 2004-5AR, Class 3A5, VAR, 2.558%, 07/25/34	3,744
2,063	Series 2004-11AR, Class 1A2A, VAR, 0.571%, 01/25/35	1,754
	Nomura Asset Acceptance Corp.,
500	Series 2003-A3, Class A1, SUB, 5.000%, 08/25/33	480
160	Series 2004-AR1, Class 5A1, VAR, 1.022%, 08/25/34	143
2,333	Series 2004-R3, Class AF, VAR, 0.712%, 02/25/35 (e)	1,668
82	Series 2005-AR1, Class 2A1, VAR, 0.542%, 02/25/35	76
	Residential Funding Mortgage Securities I,
4,500	Series 2005-SA2, Class 2A2, VAR, 3.082%, 06/25/35	3,613
1,517	Series 2006-SA4, Class 2A1, VAR, 6.077%, 11/25/36	1,123
11	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	11
	Sequoia Mortgage Trust,
196	Series 11, Class A, VAR, 1.162%, 12/20/32	182
391	Series 2003-3, Class A2, VAR, 0.810%, 07/20/33	353
	Structured Asset Mortgage Investments, Inc.,
1,797	Series 2002-AR2, Class A3, VAR, 0.762%, 07/19/32	1,583
307	Series 2004-AR1, Class 1A1, VAR, 0.612%, 03/19/34	268
	Structured Asset Securities Corp.,
1,090	Series 2003-8, Class 2A9, VAR, 0.762%, 04/25/33	1,021

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	143

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,037	Series 2003-40A, Class 4A, VAR, 2.587%, 01/25/34	1,794
	WaMu Mortgage Pass-Through Certificates,
1,821	Series 2004-AR11, Class A, VAR, 2.717%, 10/25/34	1,705
4,289	Series 2004-AR3, Class A1, VAR, 2.703%, 06/25/34	4,222
291	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS2, Class 2A1, 6.000%, 04/25/17	300
	Wells Fargo Mortgage-Backed Securities Trust,
824	Series 2003-F, Class A1, VAR, 4.831%, 06/25/33	851
2,069	Series 2003-K, Class 1A2, VAR, 4.464%, 11/25/33	2,128
841	Series 2004-H, Class A2, VAR, 4.508%, 06/25/34	758
1,347	Series 2005-AR16, Class 3A2, VAR, 2.825%, 10/25/35	1,284
1,215	Series 2006-17, Class A1, 5.500%, 11/25/21	1,257
2,695	Series 2007-3, Class 3A1, 5.500%, 04/25/22	2,803

		91,695

	Total Collateralized Mortgage Obligations (Cost $185,865)	176,222

Commercial Mortgage-Backed Securities — 2.7%
2,000	Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5, VAR, 4.857%, 07/10/43	2,129
	Bayview Commercial Asset Trust,
877	Series 2004-3, Class A2, VAR, 0.682%, 01/25/35 (e)	736
3,017	Series 2005-2A, Class A2, VAR, 0.611%, 08/25/35 (e)	2,387
602	Series 2005-2A, Class M1, VAR, 0.691%, 08/25/35 (e)	404
1,680	Series 2007-2A, Class A2, VAR, 0.582%, 07/25/37 (e)	943
836	Series 2007-2A, Class M4, VAR, 0.911%, 07/25/37 (e)	165
2,583	Series 2007-3, Class A2, VAR, 0.551%, 07/25/37 (e)	1,573
2,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, VAR, 5.203%, 10/15/44	2,162

	Total Commercial Mortgage-Backed Securities (Cost $13,902)	10,499

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — 0.4%
	Financials — 0.4%
	Capital Markets — 0.4%
6,355	Lehman Brothers Holdings, Inc., 5.884%, 02/17/15 (d) (f) (i)	1,509

	Consumer Finance — 0.0% (g)
250	SLM Corp., VAR, 3.263%, 01/31/14	245

	Total Corporate Bonds (Cost $6,570)	1,754

Mortgage Pass-Through Securities — 17.6%
	Federal Home Loan Mortgage Corp.,
134	ARM, 2.256%, 07/01/19	139
121	ARM, 2.360%, 01/01/27	126
16	ARM, 2.375%, 06/01/26 (m)	16
127	ARM, 2.445%, 12/01/26	133
44	ARM, 2.453%, 06/01/22	47
1,362	ARM, 2.505%, 04/01/32	1,436
840	ARM, 2.511%, 01/01/23 - 10/01/29	881
71	ARM, 2.528%, 04/01/30	75
333	ARM, 2.540%, 08/01/27	352
282	ARM, 2.543%, 12/01/27 (m)	297
128	ARM, 2.560%, 02/01/23	135
168	ARM, 2.569%, 07/01/28	177
554	ARM, 2.589%, 07/01/30 (m)	583
64	ARM, 2.603%, 05/01/18	67
28	ARM, 2.624%, 12/01/29	30
278	ARM, 2.633%, 12/01/26	293
31	ARM, 2.655%, 11/01/27	31
18	ARM, 2.758%, 06/01/25	19
78	ARM, 2.769%, 04/01/24	83
491	ARM, 2.796%, 01/01/23 (m)	519
20	ARM, 3.095%, 12/01/21	21
29	ARM, 3.995%, 08/01/19	30
132	ARM, 4.019%, 01/01/30	139
38	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	44
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
12	7.500%, 05/01/28	14
56	8.500%, 07/01/28	66
25	9.000%, 02/01/25	30
	Federal National Mortgage Association,
23	ARM, 1.944%, 06/01/18	24
356	ARM, 2.039%, 11/01/18	361
26	ARM, 2.045%, 04/01/24	26
69	ARM, 2.063%, 04/01/21	70
175	ARM, 2.065%, 07/01/20 (m)	181
85	ARM, 2.078%, 12/01/20	87

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
57		ARM, 2.211%, 05/01/18	58
1,219		ARM, 2.293%, 05/01/33	1,259
66		ARM, 2.347%, 11/01/23	67
13		ARM, 2.355%, 07/01/25	14
21		ARM, 2.436%, 11/01/21	22
17		ARM, 2.466%, 05/01/29	18
114		ARM, 2.490%, 01/01/31 (m)	120
452		ARM, 2.536%, 09/01/33	477
68		ARM, 2.561%, 06/01/26	72
26		ARM, 2.595%, 12/01/26	27
36		ARM, 2.618%, 03/01/38	38
871		ARM, 2.631%, 01/01/25	918
72		ARM, 2.700%, 07/01/30	76
123		ARM, 2.711%, 03/01/29	130
292		ARM, 2.772%, 08/01/26	309
40		ARM, 2.775%, 05/01/30	42
115		ARM, 2.904%, 07/01/27	122
206		ARM, 2.915%, 09/01/19	216
17		ARM, 3.250%, 03/01/17	18
39		ARM, 3.637%, 05/01/20	39
177		ARM, 3.935%, 12/01/28	178
133		ARM, 4.334%, 03/01/15	131
97		ARM, 4.458%, 11/01/30	102
450		ARM, 4.514%, 02/01/34	468
52		ARM, 5.575%, 05/01/31	54
103		ARM, 6.000%, 01/01/20	108
—	(h)	Federal National Mortgage Association, 10 Year, Single Family, 4.500%, 01/01/13	–	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
19,918		4.000%, 02/01/25	20,500
12		6.000%, 08/01/14	13
193		7.000%, 03/01/16 (m)	201
14,112		Federal National Mortgage Association, 20 Year, Single Family, 5.000%, 10/01/23	15,035
		Federal National Mortgage Association, 30 Year, FHA/VA,
29		7.000%, 03/01/27	33
27		8.000%, 11/01/27	31
28		8.500%, 10/01/24	33
36		9.000%, 08/01/21 - 08/01/25	37
29		Federal National Mortgage Association, 30 Year, Other, 7.250%, 09/01/22	34

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association, 30 Year, Single Family,
6,400	5.000%, 12/01/39	6,772
5,111	6.000%, 04/01/39	5,595
41	7.250%, 09/01/22	47
217	7.500%, 06/01/23 - 10/01/30	247
22	8.500%, 08/01/17	22
	Federal National Mortgage Association, Other,
43	6.500%, 04/01/16	46
61	12.000%, 11/01/30	74
	Government National Mortgage Association II, 30 Year, Single Family,
73	7.250%, 08/20/22 - 11/20/22	83
124	7.400%, 10/20/21 - 03/20/22	141
27	7.500%, 10/20/23	31
25	7.850%, 12/20/21	28
89	8.000%, 07/20/25 - 08/20/26	104
8,358	Government National Mortgage Association, 15 Year, Single Family, 4.500%, 10/15/24	8,849
	Government National Mortgage Association, 30 Year, Single Family,
65	7.000%, 06/15/24	75
34	8.000%, 10/15/27	40
35	9.000%, 11/15/24	41
236	9.500%, 07/15/25	277

	Total Mortgage Pass-Through Securities (Cost $68,858)	70,004

SHARES
Short-Term Investment — 22.3%
	Investment Company — 22.3%
88,494	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $88,494)	88,494

	Total Investments —99.9% (Cost $438,648)	396,751
	Other Assets in Excess of Liabilities — 0.1%	542

	NET ASSETS — 100.0%	$397,293

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	145

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 2.0%
	AH Mortgage Advance Trust,
1,750	Series 2010-ADV1, Class A1, 3.968%, 08/15/22 (e)	1,754
2,829	Series 2010-ADV2, Class A1, 4.210%, 05/10/41 (e)	2,840
2,192	Arch Bay Asset-Backed Securities, Series 2010-2, Class A, VAR, 4.125%, 04/25/57 (e)	2,186
2,000	Asset-Backed Funding Certificates, Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	2,012
403	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.632%, 04/25/36	307
	Chase Funding Mortgage Loan Asset-Backed Certificates,
1,379	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	1,329
1,598	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	1,532
317	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.641%, 12/25/33	289
141	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.236%, 01/25/36	101
200	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.362%, 12/25/36	185
	HSBC Home Equity Loan Trust,
489	Series 2005-2, Class A1, VAR, 0.532%, 01/20/35	450
644	Series 2006-1, Class A1, VAR, 0.422%, 01/20/36	596
474	Series 2006-2, Class A1, VAR, 0.412%, 03/20/36	449
720	Series 2007-1, Class AS, VAR, 0.462%, 03/20/36	670
1,934	Series 2007-3, Class APT, VAR, 1.463%, 11/20/36	1,789
375	Indymac Residential Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.461%, 03/25/36	239
1,693	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.611%, 07/25/34 (e)	1,639
	Long Beach Mortgage Loan Trust,
2,200	Series 2004-1, Class M1, VAR, 1.011%, 02/25/34	1,889
387	Series 2006-8, Class 2A2, VAR, 0.352%, 09/25/36	148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

718	Series 2006-WL2, Class 2A3, VAR, 0.461%, 01/25/36	589
10,000	Nationstar Mortgage Advance Receivable Trust, Series 2009-ADV1, Class A1, VAR, 3.261%, 12/26/22 (e)	10,041
1,594	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.614%, 12/07/20	1,595
700	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	686
	PennyMac Loan Trust,
1,431	Series 2010-NPL1, Class A, VAR, 4.250%, 05/25/50 (e)	1,428
1,605	Series 2010-NPL1, Class M1, VAR, 5.000%, 05/25/50 (e)	1,604
3,319	Real Estate Asset Trust, Series 2011-1A, Class A1, 5.500%, 11/25/48 (e) (f) (i)	3,327
500	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	284
	Residential Asset Mortgage Products, Inc.,
1,337	Series 2004-RS6, Class AI4, VAR, 5.457%, 05/25/32	1,356
441	Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	425
409	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	353
1,000	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.532%, 06/25/35	935
	Structured Asset Securities Corp.,
895	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	903
724	Series 2002-AL1, Class A2, 3.450%, 02/25/32	686

	Total Asset-Backed Securities (Cost $44,270)	44,616

Collateralized Mortgage Obligations — 72.0%
	Agency CMO — 46.3%
2,121	Federal Home Loan Banks, Series 2000-1067, Class 1, 5.300%, 06/15/12	2,224
	Federal Home Loan Mortgage Corp. REMICS,
34	Series 11, Class D, 9.500%, 07/15/19	37
18	Series 22, Class C, 9.500%, 04/15/20	19
24	Series 23, Class F, 9.600%, 04/15/20	27
15	Series 30, Class D, 9.500%, 02/15/20	17
1	Series 41, Class I, HB, 84.000%, 05/15/20	1
8	Series 47, Class F, 10.000%, 06/15/20	9
106	Series 77, Class H, 8.500%, 09/15/20	117
3	Series 81, Class A, 8.125%, 11/15/20	4

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
9		Series 84, Class F, 9.200%, 10/15/20	10
9		Series 99, Class Z, 9.500%, 01/15/21	9
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1
—	(h)	Series 204, Class E, HB, IF, 1,826.308%, 05/15/23	8
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	3
5		Series 1065, Class J, 9.000%, 04/15/21	6
12		Series 1079, Class S, HB, IF, 32.937%, 05/15/21	21
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
8		Series 1084, Class F, VAR, 1.262%, 05/15/21	8
5		Series 1084, Class S, HB, IF, 43.819%, 05/15/21	10
9		Series 1133, Class H, 7.000%, 09/15/21	10
21		Series 1144, Class KB, 8.500%, 09/15/21	23
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	2
—	(h)	Series 1196, Class B, HB, IF, 1,161.253%, 01/15/22	7
—	(h)	Series 1254, Class N, 8.000%, 04/15/22	—	(h)
59		Series 1343, Class LA, 8.000%, 08/15/22	68
29		Series 1343, Class LB, 7.500%, 08/15/22	35
90		Series 1374, Class Z, 7.000%, 10/15/22	100
27		Series 1395, Class G, 6.000%, 10/15/22	30
242		Series 1401, Class J, 7.000%, 10/15/22	267
341		Series 1466, Class PZ, 7.500%, 02/15/23	382
10		Series 1470, Class F, VAR, 2.508%, 02/15/23	10
10		Series 1505, Class QB, HB, IF, 20.037%, 05/15/23	14
100		Series 1518, Class G, IF, 8.748%, 05/15/23	123
81		Series 1526, Class L, 6.500%, 06/15/23	85
20		Series 1540, Class IA, 7.000%, 06/15/13	21
108		Series 1541, Class O, VAR, 2.840%, 07/15/23	112
998		Series 1552, Class IA, IF, 14.582%, 08/15/23	1,324
25		Series 1570, Class F, VAR, 3.008%, 08/15/23	27
64		Series 1570, Class SA, HB, IF, 21.099%, 08/15/23	94
278		Series 1578, Class K, 6.900%, 09/15/23	316
32		Series 1578, Class V, IO, 7.000%, 09/15/23	6
619		Series 1591, Class PV, 6.250%, 10/15/23	660
103		Series 1596, Class D, 6.500%, 10/15/13	103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
15	Series 1602, Class SA, HB, IF, 21.734%, 10/15/23	23
190	Series 1609, Class LG, IF, 16.656%, 11/15/23	234
860	Series 1628, Class LZ, 6.500%, 12/15/23	945
685	Series 1638, Class H, 6.500%, 12/15/23	792
1,036	Series 1644, Class K, 6.750%, 12/15/23	1,088
910	Series 1658, Class GZ, 7.000%, 01/15/24	958
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	8
385	Series 1677, Class Z, 7.500%, 07/15/23	432
10	Series 1686, Class SH, IF, 18.534%, 02/15/24	16
34	Series 1688, Class W, 7.250%, 03/15/14	35
351	Series 1695, Class EB, 7.000%, 03/15/24	389
44	Series 1699, Class FC, VAR, 0.912%, 03/15/24	44
52	Series 1745, Class D, 7.500%, 08/15/24	60
1,494	Series 1760, Class ZD, VAR, 2.920%, 02/15/24	1,560
150	Series 1798, Class F, 5.000%, 05/15/23	160
8	Series 1807, Class G, 9.000%, 10/15/20	9
1,319	Series 1813, Class I, PO, 11/15/23	1,171
5,099	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	678
287	Series 1829, Class ZB, 6.500%, 03/15/26	320
14	Series 1844, Class E, 6.500%, 10/15/13	16
519	Series 1863, Class Z, 6.500%, 07/15/26	573
6	Series 1865, Class D, PO, 02/15/24	4
152	Series 1899, Class ZE, 8.000%, 09/15/26	173
125	Series 1963, Class Z, 7.500%, 01/15/27	140
40	Series 1985, Class PR, IO, 8.000%, 07/15/27	10
64	Series 1987, Class PE, 7.500%, 09/15/27	74
18	Series 2025, Class PE, 6.300%, 01/15/13	18
540	Series 2033, Class J, 5.600%, 06/15/23	582
29	Series 2033, Class SN, HB, IF, 24.659%, 03/15/24	14
38	Series 2038, Class PN, IO, 7.000%, 03/15/28	8
316	Series 2040, Class PE, 7.500%, 03/15/28	363
44	Series 2042, Class T, 7.000%, 03/15/28	45
96	Series 2055, Class OE, 6.500%, 05/15/13	96
137	Series 2060, Class Z, 6.500%, 05/15/28	152
353	Series 2061, Class DC, IO, 6.500%, 06/15/28	70
25,013	Series 2065, Class PX, IO, 0.750%, 08/17/27	636
837	Series 2075, Class PH, 6.500%, 08/15/28	967
181	Series 2086, Class GB, 6.000%, 09/15/28	191
58	Series 2089, Class PJ, IO, 7.000%, 10/15/28	12
397	Series 2102, Class TC, 6.000%, 12/15/13 (m)	416
250	Series 2102, Class TU, 6.000%, 12/15/13 (m)	263
707	Series 2110, Class PG, 6.000%, 01/15/29	769
602	Series 2111, Class SB, IF, IO, 7.234%, 01/15/29	116

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	147

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
241	Series 2115, Class PE, 6.000%, 01/15/14	251
238	Series 2125, Class JZ, 6.000%, 02/15/29	255
545	Series 2130, Class QS, 6.000%, 03/15/29	589
92	Series 2132, Class SB, HB, IF, 29.423%, 03/15/29	138
136	Series 2132, Class ZL, 6.500%, 03/15/29	149
10	Series 2135, Class UK, IO, 6.500%, 03/15/14	1
19	Series 2141, Class IO, IO, 7.000%, 04/15/29	4
47	Series 2163, Class PC, IO, 7.500%, 06/15/29	10
106	Series 2178, Class PB, 7.000%, 08/15/29	125
162	Series 2201, Class C, 8.000%, 11/15/29	196
485	Series 2209, Class TC, 8.000%, 01/15/30	552
237	Series 2210, Class Z, 8.000%, 01/15/30	272
98	Series 2224, Class CB, 8.000%, 03/15/30	119
57	Series 2247, Class Z, 7.500%, 08/15/30	65
322	Series 2254, Class Z, 9.000%, 09/15/30	370
272	Series 2256, Class MC, 7.250%, 09/15/30	321
447	Series 2259, Class ZM, 7.000%, 10/15/30	498
465	Series 2271, Class PC, 7.250%, 12/15/30	550
447	Series 2283, Class K, 6.500%, 12/15/23	481
142	Series 2296, Class PD, 7.000%, 03/15/31	160
193	Series 2301, Class PA, 6.000%, 10/15/13	200
1,974	Series 2303, Class ZD, 7.000%, 04/15/31	2,146
1,197	Series 2303, Class ZN, 8.500%, 04/15/29	1,329
67	Series 2306, Class K, PO, 05/15/24	59
167	Series 2306, Class SE, IF, IO, 7.180%, 05/15/24	31
638	Series 2344, Class QG, 6.000%, 08/15/16	685
1,110	Series 2344, Class ZD, 6.500%, 08/15/31	1,213
122	Series 2344, Class ZJ, 6.500%, 08/15/31	134
83	Series 2345, Class NE, 6.500%, 08/15/31	88
258	Series 2347, Class VP, 6.500%, 03/15/20	267
252	Series 2353, Class TD, 6.000%, 09/15/16	269
244	Series 2355, Class BP, 6.000%, 09/15/16	262
191	Series 2358, Class PD, 6.000%, 09/15/16	205
414	Series 2359, Class PM, 6.000%, 09/15/16	440
529	Series 2359, Class ZB, 8.500%, 06/15/31	604
455	Series 2360, Class PG, 6.000%, 09/15/16	490
127	Series 2363, Class PF, 6.000%, 09/15/16	137
234	Series 2366, Class MD, 6.000%, 10/15/16	251
77	Series 2368, Class AS, HB, IF, 20.239%, 10/15/31	112
171	Series 2368, Class TG, 6.000%, 10/15/16	184
90	Series 2372, Class F, VAR, 0.766%, 10/15/31	90
96	Series 2383, Class FD, VAR, 0.766%, 11/15/31	96

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
158	Series 2388, Class UZ, 8.500%, 06/15/31	180
1,098	Series 2391, Class QR, 5.500%, 12/15/16	1,188
114	Series 2394, Class MC, 6.000%, 12/15/16	123
1,458	Series 2399, Class TH, 6.500%, 01/15/32	1,595
264	Series 2410, Class OE, 6.375%, 02/15/32	288
328	Series 2410, Class QS, IF, 18.809%, 02/15/32	410
178	Series 2410, Class QX, IF, IO, 8.384%, 02/15/32	32
255	Series 2423, Class MC, 7.000%, 03/15/32	281
318	Series 2423, Class MT, 7.000%, 03/15/32	350
293	Series 2425, Class OB, 6.000%, 03/15/17	310
665	Series 2433, Class SA, HB, IF, 20.239%, 02/15/32	948
421	Series 2434, Class TC, 7.000%, 04/15/32	467
770	Series 2436, Class MC, 7.000%, 04/15/32	851
227	Series 2444, Class ES, IF, IO, 7.684%, 03/15/32	44
237	Series 2450, Class GZ, 7.000%, 05/15/32	264
257	Series 2450, Class SW, IF, IO, 7.734%, 03/15/32	50
577	Series 2458, Class QE, 5.500%, 06/15/17	624
658	Series 2462, Class NB, 6.500%, 06/15/22	729
1,273	Series 2464, Class FE, VAR, 1.266%, 03/15/32	1,290
72	Series 2470, Class SL, IF, 9.000%, 01/15/27	86
407	Series 2474, Class SJ, IF, IO, 7.384%, 07/15/17	42
54	Series 2480, Class PV, 6.000%, 07/15/11	55
4,186	Series 2494, Class SX, IF, IO, 6.734%, 02/15/32	691
148	Series 2513, Class YO, PO, 02/15/32	148
1,421	Series 2513, Class ZC, 5.500%, 10/15/32	1,542
375	Series 2515, Class DE, 4.000%, 03/15/32	389
1,549	Series 2517, Class Z, 5.500%, 10/15/32	1,687
18	Series 2519, Class BT, 8.500%, 09/15/31	19
1,012	Series 2533, Class HB, 5.500%, 12/15/17	1,103
403	Series 2535, Class BK, 5.500%, 12/15/22	441
1,426	Series 2549, Class ZG, 5.000%, 01/15/18	1,510
214	Series 2553, Class GF, VAR, 0.666%, 02/15/17	214
11	Series 2565, Class MB, 6.000%, 05/15/30	11
10,000	Series 2568, Class KG, 5.500%, 02/15/23	10,849
173	Series 2571, Class SK, HB, IF, 33.354%, 09/15/23	288
1,530	Series 2574, Class HP, 5.000%, 02/15/18	1,635
1,198	Series 2586, Class WI, IO, 6.500%, 03/15/33	249
1,010	Series 2587, Class CO, PO, 03/15/32	981
2,931	Series 2590, Class IP, IO, 5.500%, 08/15/31	190
1,400	Series 2591, Class QO, 4.500%, 03/15/18	1,488

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
298	Series 2591, Class WI, IO, 5.500%, 02/15/30	2
730	Series 2594, Class DJ, 4.250%, 10/15/30	750
60	Series 2597, Class DS, IF, IO, 7.284%, 02/15/33	4
115	Series 2599, Class DS, IF, IO, 6.734%, 02/15/33	5
272	Series 2610, Class DS, IF, IO, 6.834%, 03/15/33	14
1,909	Series 2610, Class DZ, 5.500%, 05/15/33	2,098
551	Series 2611, Class SH, IF, IO, 7.384%, 10/15/21	22
323	Series 2611, Class SQ, IF, 12.469%, 05/15/33	352
1,036	Series 2611, Class UH, 4.500%, 05/15/18	1,073
2,330	Series 2617, Class GR, 4.500%, 05/15/18	2,475
3,383	Series 2626, Class NS, IF, IO, 6.284%, 06/15/23	318
3,172	Series 2627, Class GY, 4.500%, 06/15/18	3,369
2,071	Series 2631, Class LC, 4.500%, 06/15/18	2,199
283	Series 2631, Class SA, IF, 14.363%, 06/15/33	328
1,065	Series 2637, Class SA, IF, IO, 5.834%, 06/15/18	107
491	Series 2640, Class UG, IO, 5.000%, 01/15/32	56
1,614	Series 2640, Class UP, IO, 5.000%, 01/15/32	134
77	Series 2640, Class UR, IO, 4.500%, 08/15/17	2
2,633	Series 2641, Class WI, IO, 5.000%, 01/15/33	289
30	Series 2643, Class HI, IO, 4.500%, 12/15/16	—	(h)
1,000	Series 2649, Class IG, IO, 5.000%, 11/15/31	123
1,236	Series 2650, Class PO, PO, 12/15/32	1,151
2,091	Series 2650, Class SO, PO, 12/15/32	1,944
710	Series 2657, Class MD, 5.000%, 12/15/20	731
52	Series 2668, Class S, IF, 11.468%, 09/15/33	53
1,343	Series 2668, Class SB, IF, 6.964%, 10/15/15	1,365
515	Series 2671, Class S, IF, 14.271%, 09/15/33	592
1,036	Series 2672, Class ME, 5.000%, 11/15/22	1,111
274	Series 2672, Class SJ, IF, 6.919%, 09/15/16	281
6,732	Series 2675, Class CK, 4.000%, 09/15/18 (m)	7,095
7,000	Series 2677, Class LE, 4.500%, 09/15/18	7,487
768	Series 2682, Class YS, IF, 8.610%, 10/15/33	730
6	Series 2683, Class VA, 5.500%, 02/15/21	6
11,562	Series 2684, Class PO, PO, 01/15/33	10,221
417	Series 2684, Class TO, PO, 10/15/33	382
756	Series 2686, Class GB, 5.000%, 05/15/20	768
473	Series 2686, Class NS, IF, IO, 7.334%, 10/15/21	23
526	Series 2690, Class SJ, IF, 8.751%, 10/15/33	497
2,500	Series 2691, Class ND, 5.000%, 10/15/28	2,543

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
498	Series 2691, Class SE, IF, 9.173%, 12/15/28	516
446	Series 2691, Class WS, IF, 8.601%, 10/15/33	423
954	Series 2692, Class SC, IF, 12.755%, 07/15/33	1,005
180	Series 2694, Class BA, 4.000%, 06/15/31	188
431	Series 2695, Class OB, PO, 10/15/33	378
770	Series 2695, Class SX, IF, 15.923%, 10/15/33	835
385	Series 2695, Class WS, IF, 15.785%, 10/15/33	415
62	Series 2696, Class SM, IF, 13.669%, 12/15/26	63
1,554	Series 2702, Class PC, 5.000%, 01/15/23	1,662
282	Series 2705, Class SC, IF, 8.601%, 11/15/33	266
669	Series 2705, Class SD, IF, 8.658%, 11/15/33	619
2,589	Series 2715, Class OG, 5.000%, 01/15/23	2,792
3,679	Series 2716, Class UN, 4.500%, 12/15/23	3,872
2,036	Series 2720, Class PC, 5.000%, 12/15/23	2,095
768	Series 2725, Class SC, IF, 8.685%, 11/15/33	785
3,108	Series 2727, Class BS, IF, 8.676%, 01/15/34	2,972
11	Series 2727, Class PO, PO, 01/15/34	11
153	Series 2744, Class FE, VAR, 0.000%, 02/15/34	149
612	Series 2744, Class PD, 5.500%, 08/15/33	624
1,971	Series 2744, Class TU, 5.500%, 05/15/32	2,125
97	Series 2754, Class JG, 4.500%, 03/15/33	97
2,051	Series 2755, Class PA, PO, 02/15/29	2,026
476	Series 2755, Class SA, IF, 13.669%, 05/15/30	534
491	Series 2756, Class NA, 5.000%, 02/15/24	527
348	Series 2760, Class IB, IO, 5.000%, 11/15/27	3
59	Series 2762, Class LO, PO, 03/15/34	59
685	Series 2764, Class OE, 4.500%, 03/15/19	732
26	Series 2774, Class QO, PO, 04/15/34	25
249	Series 2776, Class SK, IF, 8.676%, 04/15/34	238
61	Series 2777, Class DV, 6.500%, 11/15/17	63
3,500	Series 2780, Class BE, 4.500%, 04/15/19	3,727
838	Series 2780, Class JG, 4.500%, 04/15/19	884
1,678	Series 2780, Class YC, 5.000%, 04/15/19	1,813
1,490	Series 2802, Class ZY, 6.000%, 05/15/34	1,612
498	Series 2812, Class AB, 4.500%, 10/15/18	519
2,124	Series 2812, Class NO, PO, 10/15/33	1,683
3,000	Series 2827, Class QE, 5.500%, 03/15/33	3,214
139	Series 2827, Class SQ, IF, 7.500%, 01/15/19	142
723	Series 2835, Class BO, PO, 12/15/28	696
617	Series 2835, Class QO, PO, 12/15/32	536
278	Series 2863, Class JA, 4.500%, 09/15/19	287
1,370	Series 2864, Class GB, 4.000%, 09/15/19	1,440
331	Series 2877, Class KO, PO, 03/15/19	303
533	Series 2897, Class EO, PO, 10/15/31	528
1,136	Series 2903, Class UZ, 5.500%, 07/15/31	1,173

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	149

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,000	Series 2921, Class MD, 5.000%, 06/15/33	2,122
55	Series 2925, Class MW, VAR, 0.000%, 01/15/35	55
1,000	Series 2930, Class AN, 4.500%, 06/15/19	1,060
3,336	Series 2934, Class EC, PO, 02/15/20	3,111
326	Series 2934, Class EN, PO, 02/15/18	320
3,470	Series 2934, Class HI, IO, 5.000%, 02/15/20	414
2,299	Series 2934, Class KI, IO, 5.000%, 02/15/20	269
888	Series 2945, Class SA, IF, 11.816%, 03/15/20	1,008
980	Series 2967, Class JI, IO, 5.000%, 04/15/20	131
359	Series 2967, Class S, HB, IF, 32.363%, 04/15/25	526
625	Series 2971, Class GB, 5.000%, 11/15/16	640
685	Series 2971, Class GC, 5.000%, 07/15/18	731
1,250	Series 2979, Class BC, 5.000%, 04/15/20	1,344
497	Series 2989, Class PO, PO, 06/15/23	477
536	Series 2990, Class LK, VAR, 0.636%, 10/15/34	536
542	Series 2990, Class SL, HB, IF, 23.519%, 06/15/34	736
285	Series 2990, Class WP, IF, 16.342%, 06/15/35	345
161	Series 2996, Class FD, VAR, 0.516%, 06/15/35	161
1,000	Series 2999, Class NC, 4.500%, 12/15/18	1,052
68	Series 3000, Class JF, VAR, 0.666%, 04/15/35	68
1,372	Series 3047, Class OB, 5.500%, 12/15/33	1,452
1,712	Series 3049, Class XF, VAR, 0.616%, 05/15/33	1,708
1,509	Series 3054, Class MI, IO, 5.500%, 05/15/34	175
46	Series 3063, Class ST, SUB, 11/15/35	47
2,705	Series 3068, Class QB, 4.500%, 06/15/20	2,858
1,478	Series 3077, Class TO, PO, 04/15/35	1,306
625	Series 3100, Class MA, VAR, 2.514%, 12/15/35	564
4,067	Series 3101, Class UZ, 6.000%, 01/15/36	4,467
978	Series 3117, Class EO, PO, 02/15/36	843
1,105	Series 3117, Class OK, PO, 02/15/36	956
307	Series 3122, Class OH, PO, 03/15/36	270
83	Series 3122, Class ZB, 6.000%, 03/15/36	78
1,310	Series 3130, Class KZ, 5.500%, 12/15/34	1,410
233	Series 3134, Class PO, PO, 03/15/36	203
5,304	Series 3137, Class XP, 6.000%, 04/15/36	5,817
1,005	Series 3138, Class PO, PO, 04/15/36	897
1,500	Series 3143, Class BC, 5.500%, 02/15/36	1,616
303	Series 3149, Class SO, PO, 05/15/36	232
2,000	Series 3151, Class PD, 6.000%, 11/15/34	2,164
1,544	Series 3151, Class PO, PO, 05/15/36	1,331
1,241	Series 3152, Class MO, PO, 03/15/36	1,095

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,226	Series 3153, Class EO, PO, 05/15/36	1,100
7,582	Series 3155, Class CG, 6.000%, 11/15/24	8,000
4,932	Series 3156, Class AZ, 5.500%, 05/15/36	5,291
1,000	Series 3162, Class OB, 6.000%, 11/15/30	1,033
8,000	Series 3166, Class AC, 5.000%, 06/15/21 (m)	8,725
99	Series 3170, Class FM, VAR, 0.616%, 09/15/33	99
968	Series 3171, Class MO, PO, 06/15/36	833
832	Series 3174, Class PX, 5.000%, 06/15/17	892
1,435	Series 3179, Class OA, PO, 07/15/36	1,242
527	Series 3184, Class OA, PO, 02/15/33	492
2,064	Series 3194, Class SA, IF, IO, 6.834%, 07/15/36	283
1,480	Series 3195, Class PD, 6.500%, 07/15/36	1,637
2,000	Series 3218, Class BE, 6.000%, 09/15/35	2,190
2,237	Series 3219, Class DI, IO, 6.000%, 04/15/36	433
1,602	Series 3232, Class ST, IF, IO, 6.434%, 10/15/36	227
1,734	Series 3237, Class AO, PO, 11/15/36	1,504
2,027	Series 3253, Class PO, PO, 12/15/21	1,927
976	Series 3260, Class CS, IF, IO, 5.874%, 01/15/37	124
1,195	Series 3262, Class SG, IF, IO, 6.134%, 01/15/37	151
1,357	Series 3274, Class JO, PO, 02/15/37	1,186
980	Series 3274, Class MO, PO, 02/15/37	874
596	Series 3275, Class FL, VAR, 0.706%, 02/15/37	592
3,500	Series 3282, Class YD, 5.500%, 02/15/22	3,804
1,500	Series 3285, Class PC, 5.500%, 09/15/30	1,537
372	Series 3288, Class GS, IF, 4.240%, 03/15/37	360
2,806	Series 3290, Class SB, IF, IO, 6.184%, 03/15/37	359
75	Series 3299, Class QF, VAR, 0.000%, 04/15/37	74
817	Series 3305, Class MB, IF, 2.746%, 07/15/34	764
2,500	Series 3329, Class JD, 6.000%, 06/15/36	2,725
3,000	Series 3334, Class MC, 5.000%, 04/15/33	3,098
4,400	Series 3342, Class VG, 6.000%, 11/15/23	4,821
128	Series 3356, Class PA, 6.000%, 11/15/26	128
517	Series 3371, Class FA, VAR, 0.866%, 09/15/37	518
1,581	Series 3373, Class TO, PO, 04/15/37	1,377
4,460	Series 3385, Class SN, IF, IO, 5.734%, 11/15/37	490
2,195	Series 3387, Class SA, IF, IO, 6.154%, 11/15/37	282
1,903	Series 3389, Class DQ, 5.750%, 10/15/35	2,047
2,649	Series 3404, Class SC, IF, IO, 5.734%, 01/15/38	296

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,572	Series 3422, Class AI, IO, SUB, 1.860%, 01/15/38	70
1,592	Series 3422, Class LI, IO, 5.000%, 02/15/23	161
6,014	Series 3430, Class AI, IO, 1.417%, 09/15/12	92
3,588	Series 3437, Class AI, IO, 1.335%, 09/15/11	18
2,905	Series 3451, Class SA, IF, IO, 5.784%, 05/15/38	403
2,111	Series 3461, Class LZ, 6.000%, 06/15/38	2,288
3,082	Series 3481, Class SJ, IF, IO, 5.584%, 08/15/38	378
3,231	Series 3505, Class SA, IF, IO, 5.734%, 01/15/39	338
2,511	Series 3511, Class IO, IO, 5.000%, 12/15/21	248
1,645	Series 3511, Class SA, IF, IO, 5.734%, 02/15/39	178
3,130	Series 3515, Class PI, IO, 5.500%, 07/15/37	589
5,814	Series 3531, Class SA, IF, IO, 6.034%, 05/15/39	732
2,713	Series 3537, Class MI, IO, 5.000%, 06/15/38	671
441	Series 3546, Class A, VAR, 5.934%, 02/15/39	469
2,741	Series 3549, Class FA, VAR, 1.466%, 07/15/39	2,722
2,957	Series 3564, Class JA, 4.000%, 01/15/18	3,115
3,634	Series 3572, Class JS, IF, IO, 6.534%, 09/15/39	524
1,562	Series 3604, Class PO, PO, 05/15/36	1,346
1,600	Series 3607, Class AO, PO, 04/15/36	1,199
1,600	Series 3607, Class BO, PO, 04/15/36	1,199
1,528	Series 3607, Class EO, PO, 02/15/33	1,387
2,722	Series 3611, Class PO, PO, 07/15/34	2,383
1,343	Series 3632, Class BS, IF, 16.614%, 02/15/40	1,483
2,873	Series 3666, Class VA, 5.500%, 12/15/22	3,144
7,775	Series 3680, Class MA, 4.500%, 07/15/39	8,086
2,529	Series 3688, Class CU, VAR, 6.819%, 11/15/21	2,758
4,673	Series 3688, Class GT, VAR, 7.155%, 11/15/46	5,174
9,131	Series 3688, Class NI, IO, 5.000%, 04/15/32	1,733
11,961	Series 3704, Class CT, 7.000%, 12/15/36	13,311
8,110	Series 3704, Class DT, 7.500%, 11/15/36	9,148
6,450	Series 3704, Class ET, 7.500%, 12/15/36	7,288
8,791	Series 3714, Class IP, IO, 5.000%, 08/15/40	1,477
7,226	Series 3739, Class LI, IO, 4.000%, 03/15/34	1,020
5,114	Series 3740, Class SC, IF, IO, 5.734%, 10/15/40	792
2,373	Series 3747, Class CY, 4.500%, 10/15/40	2,256
1,500	Series 3747, Class PY, 4.000%, 10/15/40	1,288
7,725	Series 3759, Class HI, IO, 4.000%, 08/15/37	1,253
5,937	Series 3760, Class GI, IO, 4.000%, 10/15/37	1,016
1,500	Series 3770, Class PY, 5.000%, 12/15/40	1,544
2,000	Series R004, Class VG, 6.000%, 08/15/21	2,180

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,714	Series R007, Class ZA, 6.000%, 05/15/36	6,194
726	Series R012, Class AI, IO, 5.500%, 12/15/20	48
	Federal Home Loan Mortgage Corp. STRIPS,
3	Series 1, Class B, IO, 8.000%, 10/15/18	1
1	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
16	Series 134, Class B, IO, 9.000%, 04/01/22	4
2,715	Series 191, Class IO, IO, 8.000%, 01/01/28	671
2,105	Series 197, Class PO, PO, 04/01/28	1,787
3,198	Series 233, Class 11, IO, 5.000%, 09/15/35	615
1,791	Series 233, Class 12, IO, 5.000%, 09/15/35	344
4,339	Series 233, Class 13, IO, 5.000%, 09/15/35	827
10,708	Series 239, Class S30, IF, IO, 7.434%, 08/15/36	1,576
1,585	Series 243, Class 16, IO, 4.500%, 11/15/20	155
2,574	Series 243, Class 17, IO, 4.500%, 12/15/20	258
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
463	Series T-41, Class 3A, VAR, 7.500%, 07/25/32 (m)	542
1,776	Series T-42, Class A5, 7.500%, 02/25/42	2,093
104	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	117
124	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	143
2,834	Series T-54, Class 2A, 6.500%, 02/25/43	3,276
1,410	Series T-54, Class 3A, 7.000%, 02/25/43	1,578
2,603	Series T-56, Class A5, 5.231%, 05/25/43 (f) (i)	2,756
263	Series T-58, Class APO, PO, 09/25/43	220
260	Series T-59, Class 1AP, PO, 10/25/43	205
7,115	Series T-76, Class 2A, VAR, 4.785%, 10/25/37	7,146
	Federal National Mortgage Association Grantor Trust,
56	Series 2001-T10, Class PO, PO, 12/25/41	42
1,191	Series 2001-T12, Class A2, 7.500%, 08/25/41	1,359
1,253	Series 2001-T7, Class A1, 7.500%, 02/25/41	1,400
398	Series 2002-T16, Class A2, 7.000%, 07/25/42	456
744	Series 2002-T19, Class A2, 7.000%, 07/25/42	885
526	Series 2002-T4, Class A2, 7.000%, 12/25/41	609
1,438	Series 2002-T4, Class A3, 7.500%, 12/25/41	1,640
1,629	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,794
	Federal National Mortgage Association REMICS,
78	Series 1988-7, Class Z, 9.250%, 04/25/18	87
5	Series 1988-11, Class D, PO, 05/25/18	4
430	Series 1988-21, Class G, 9.500%, 08/25/18	497
4	Series 1988-29, Class B, 9.500%, 12/25/18	4
1	Series 1989-19, Class A, 10.300%, 04/25/19	1
5	Series 1989-21, Class G, 10.450%, 04/25/19	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	151

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
20		Series 1989-27, Class Y, 6.900%, 06/25/19	21
17		Series 1989-70, Class G, 8.000%, 10/25/19	20
10		Series 1989-78, Class H, 9.400%, 11/25/19	11
8		Series 1989-89, Class H, 9.000%, 11/25/19	9
6		Series 1990-60, Class K, 5.500%, 06/25/20	6
5		Series 1990-93, Class G, 5.500%, 08/25/20	5
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	5
44		Series 1990-102, Class J, 6.500%, 08/25/20	48
6		Series 1990-134, Class SC, HB, IF, 21.178%, 11/25/20	8
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	5
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
321		Series 1991-44, Class G, 8.500%, 05/25/21	377
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	2
12		Series 1992-101, Class J, 7.500%, 06/25/22	13
290		Series 1992-188, Class PZ, 7.500%, 10/25/22	324
328		Series 1993-25, Class J, 7.500%, 03/25/23	367
143		Series 1993-27, Class S, IF, 9.329%, 02/25/23	161
70		Series 1993-31, Class K, 7.500%, 03/25/23	82
612		Series 1993-54, Class Z, 7.000%, 04/25/23	676
33		Series 1993-62, Class SA, IF, 17.015%, 04/25/23	44
31		Series 1993-97, Class FA, VAR, 1.531%, 05/25/23	31
9		Series 1993-108, Class D, PO, 02/25/23	8
76		Series 1993-162, Class F, VAR, 1.231%, 08/25/23	77
12		Series 1993-165, Class SD, IF, 11.657%, 09/25/23	15
81		Series 1993-167, Class GA, 7.000%, 09/25/23	83
118		Series 1993-179, Class SB, HB, IF, 23.152%, 10/25/23	153
150		Series 1993-220, Class SG, IF, 15.437%, 11/25/13	174
37		Series 1993-225, Class SG, HB, IF, 26.331%, 12/25/13	46
24		Series 1993-228, Class G, PO, 09/25/23	21
18		Series 1993-230, Class FA, VAR, 0.881%, 12/25/23	18
379		Series 1993-250, Class Z, 7.000%, 12/25/23	403
110		Series 1993-257, Class C, PO, 06/25/23	109
1,609		Series 1994-26, Class J, PO, 01/25/24	1,431
188		Series 1994-37, Class L, 6.500%, 03/25/24	213

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
45	Series 1995-2, Class Z, 8.500%, 01/25/25	51
393	Series 1996-14, Class SE, IF, IO, 7.330%, 08/25/23	73
18	Series 1996-59, Class J, 6.500%, 08/25/22	20
130	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	6
34	Series 1997-24, Class Z, 8.000%, 04/18/27	38
33	Series 1997-27, Class J, 7.500%, 04/18/27	36
597	Series 1997-46, Class Z, 7.500%, 06/17/27	671
31	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	6
1,598	Series 1998-30, Class ZA, 6.500%, 05/20/28	1,778
79	Series 1998-36, Class J, 6.000%, 07/18/28	85
616	Series 1998-36, Class ZB, 6.000%, 07/18/28	676
246	Series 1998-43, Class SA, IF, IO, 15.907%, 04/25/23	90
194	Series 1999-57, Class Z, 7.500%, 12/25/19	218
199	Series 1999-62, Class PB, 7.500%, 12/18/29	223
724	Series 2000-18, Class EC, PO, 10/25/23	642
30	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	6
1,413	Series 2001-4, Class ZA, 6.500%, 03/25/31	1,560
110	Series 2001-5, Class OW, 6.000%, 03/25/16	115
169	Series 2001-7, Class PF, 7.000%, 03/25/31	188
103	Series 2001-31, Class VD, 6.000%, 05/25/31	103
323	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	62
317	Series 2001-36, Class DE, 7.000%, 08/25/31	352
949	Series 2001-38, Class FB, VAR, 0.762%, 08/25/31	952
193	Series 2001-44, Class PD, 7.000%, 09/25/31	215
350	Series 2001-44, Class PU, 7.000%, 09/25/31	389
581	Series 2001-49, Class LZ, 8.500%, 07/25/31	717
231	Series 2001-52, Class XN, 6.500%, 11/25/15	248
1,095	Series 2001-53, Class FX, VAR, 0.612%, 10/25/31	1,093
912	Series 2001-61, Class Z, 7.000%, 11/25/31	1,014
399	Series 2001-71, Class QE, 6.000%, 12/25/16	429
227	Series 2001-72, Class SX, IF, 16.857%, 12/25/31	280
205	Series 2001-74, Class MB, 6.000%, 12/25/16	221
224	Series 2002-1, Class HC, 6.500%, 02/25/22	237
114	Series 2002-1, Class SA, HB, IF, 24.338%, 02/25/32	162
187	Series 2002-1, Class UD, HB, IF, 23.516%, 12/25/23	262
420	Series 2002-3, Class PG, 5.500%, 02/25/17	447

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
792	Series 2002-7, Class FD, VAR, 0.962%, 04/25/29	800
163	Series 2002-9, Class ST, IF, 18.692%, 03/25/17	202
1,312	Series 2002-11, Class QG, 5.500%, 03/25/17	1,417
1,093	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	53
70	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	85
1,762	Series 2002-18, Class PC, 5.500%, 04/25/17	1,858
400	Series 2002-19, Class PE, 6.000%, 04/25/17	430
2,287	Series 2002-30, Class Z, 6.000%, 05/25/32	2,505
143	Series 2002-37, Class Z, 6.500%, 06/25/32	158
2,984	Series 2002-42, Class C, 6.000%, 07/25/17	3,225
4,555	Series 2002-50, Class ZA, 6.000%, 05/25/31	4,992
893	Series 2002-55, Class QE, 5.500%, 09/25/17	972
2,643	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	2,873
1,082	Series 2002-62, Class ZE, 5.500%, 11/25/17	1,178
512	Series 2002-63, Class KC, 5.000%, 10/25/17	546
536	Series 2002-63, Class LB, 5.500%, 10/25/17	584
1,849	Series 2002-71, Class KM, 5.000%, 11/25/17	1,972
450	Series 2002-77, Class S, IF, 14.004%, 12/25/32	517
1,495	Series 2002-81, Class JO, PO, 04/25/32	1,428
26	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	2
965	Series 2002-95, Class XD, 5.000%, 01/25/18	1,034
640	Series 2003-7, Class A1, 6.500%, 12/25/42	739
2,546	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	432
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	1,024
747	Series 2003-23, Class CS, IF, IO, 7.839%, 05/25/31	63
2,421	Series 2003-26, Class XS, IF, IO, 6.789%, 03/25/23	302
819	Series 2003-27, Class DW, 4.500%, 04/25/17	843
4,061	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	850
208	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	38
2,408	Series 2003-41, Class PE, 5.500%, 05/25/23	2,666
3,763	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	799
1,207	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	52
149	Series 2003-52, Class SX, HB, IF, 22.165%, 10/25/31	209

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
941	Series 2003-55, Class CD, 5.000%, 06/25/23	977
117	Series 2003-60, Class NJ, 5.000%, 07/25/21	119
69	Series 2003-67, Class VQ, 7.000%, 01/25/19	70
494	Series 2003-68, Class QP, 3.000%, 07/25/22	504
2,564	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	291
2,148	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	426
238	Series 2003-73, Class GA, 3.500%, 05/25/31	246
614	Series 2003-73, Class HF, VAR, 0.712%, 01/25/31	616
268	Series 2003-73, Class PB, 4.500%, 08/25/18	279
171	Series 2003-74, Class SH, IF, 9.699%, 08/25/33	168
1,577	Series 2003-76, Class SH, IF, 13.677%, 09/25/31	1,794
67	Series 2003-79, Class NM, 4.000%, 05/25/22	69
2,610	Series 2003-80, Class SY, IF, IO, 7.388%, 06/25/23	282
1,036	Series 2003-81, Class LC, 4.500%, 09/25/18	1,104
3,001	Series 2003-83, Class PG, 5.000%, 06/25/23	3,200
363	Series 2003-86, Class PX, 4.500%, 02/25/17	373
1,283	Series 2003-86, Class ZA, 5.500%, 09/25/33	1,377
1,000	Series 2003-88, Class TH, 4.500%, 09/25/18	1,066
369	Series 2003-91, Class BL, 5.000%, 02/25/29	370
347	Series 2003-91, Class SD, IF, 12.064%, 09/25/33	380
134	Series 2003-92, Class SH, IF, 9.178%, 09/25/18	138
3,756	Series 2003-105, Class AZ, 5.500%, 10/25/33	4,194
211	Series 2003-106, Class PO, PO, 08/25/17	202
779	Series 2003-106, Class US, IF, 8.683%, 11/25/23	772
3,985	Series 2003-106, Class WE, 4.500%, 11/25/22	4,217
1,832	Series 2003-116, Class SB, IF, IO, 7.338%, 11/25/33	352
2,376	Series 2003-117, Class JB, 3.500%, 06/25/33	2,447
3,000	Series 2003-120, Class BL, 3.500%, 12/25/18	3,072
777	Series 2003-122, Class TE, 5.000%, 12/25/22	836
450	Series 2003-123, Class YS, IF, IO, 6.839%, 03/25/24	4
492	Series 2003-128, Class KE, 4.500%, 01/25/14	510
582	Series 2003-130, Class SX, IF, 11.128%, 01/25/34	642
379	Series 2003-131, Class SK, IF, 15.677%, 01/25/34	449

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	153

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
367	Series 2003-132, Class OA, PO, 08/25/33	320
1,086	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	190
1,504	Series 2004-4, Class QI, IF, IO, 6.838%, 06/25/33	224
376	Series 2004-4, Class QM, IF, 13.677%, 06/25/33	430
899	Series 2004-10, Class SC, HB, IF, 27.554%, 02/25/34	1,271
649	Series 2004-14, Class SD, IF, 8.683%, 03/25/34	613
887	Series 2004-17, Class H, 5.500%, 04/25/34	915
1,043	Series 2004-21, Class CO, PO, 04/25/34	917
469	Series 2004-22, Class A, 4.000%, 04/25/19	487
1,036	Series 2004-25, Class PB, 5.500%, 05/25/32	1,076
777	Series 2004-25, Class PC, 5.500%, 01/25/34	857
1,127	Series 2004-25, Class SA, IF, 18.806%, 04/25/34	1,403
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,426
3,674	Series 2004-28, Class PF, VAR, 0.662%, 03/25/34	3,693
777	Series 2004-36, Class PB, 5.500%, 05/25/32	812
917	Series 2004-36, Class SA, IF, 18.806%, 05/25/34	1,146
302	Series 2004-36, Class SN, IF, 13.677%, 07/25/33	346
1,471	Series 2004-46, Class EP, PO, 03/25/34	1,277
1,833	Series 2004-46, Class HS, IF, IO, 5.739%, 05/25/30	116
477	Series 2004-46, Class QB, HB, IF, 22.954%, 05/25/34	663
394	Series 2004-46, Class SK, IF, 15.781%, 05/25/34	472
215	Series 2004-51, Class SY, IF, 13.717%, 07/25/34	246
58	Series 2004-53, Class NB, 5.500%, 02/25/21	59
1,554	Series 2004-53, Class NC, 5.500%, 07/25/24	1,638
953	Series 2004-59, Class BG, PO, 12/25/32	833
367	Series 2004-61, Class CO, PO, 10/25/31	364
287	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	320
267	Series 2004-92, Class JO, PO, 12/25/34	265
2,667	Series 2005-7, Class LO, PO, 02/25/35	2,152
588	Series 2005-13, Class FL, VAR, 0.662%, 03/25/35	584
359	Series 2005-14, Class BA, 4.500%, 04/25/19	374
431	Series 2005-15, Class MO, PO, 03/25/35	377

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
860	Series 2005-45, Class BG, 4.500%, 06/25/25	865
69	Series 2005-47, Class AN, 5.000%, 12/25/16	70
490	Series 2005-52, Class PA, 6.500%, 06/25/35	530
2,470	Series 2005-56, Class S, IF, IO, 6.449%, 07/25/35	419
2,466	Series 2005-57, Class EG, VAR, 0.561%, 03/25/35	2,465
415	Series 2005-58, Class PO, PO, 07/25/35	371
565	Series 2005-66, Class SG, IF, 16.721%, 07/25/35	692
3,870	Series 2005-66, Class SV, IF, IO, 6.489%, 07/25/35	598
1,250	Series 2005-67, Class HG, 5.500%, 01/25/35	1,356
1,027	Series 2005-68, Class BC, 5.250%, 06/25/35	1,109
2,282	Series 2005-68, Class PG, 5.500%, 08/25/35	2,496
325	Series 2005-70, Class KI, IO, 5.500%, 08/25/35	13
504	Series 2005-73, Class PS, IF, 16.046%, 08/25/35	611
1,938	Series 2005-74, Class SK, IF, 19.411%, 05/25/35	2,422
1,926	Series 2005-84, Class XM, 5.750%, 10/25/35	2,100
2,000	Series 2005-87, Class NH, 5.000%, 10/25/25	2,091
413	Series 2005-88, Class QO, PO, 11/25/33	404
862	Series 2005-90, Class AO, PO, 10/25/35	796
2,272	Series 2005-90, Class ES, IF, 16.221%, 10/25/35	2,765
1,609	Series 2005-90, Class PO, PO, 09/25/35	1,475
1,500	Series 2005-100, Class BQ, 5.500%, 11/25/25	1,619
730	Series 2005-103, Class SC, IF, 10.787%, 07/25/35	737
1,552	Series 2005-106, Class US, HB, IF, 23.608%, 11/25/35	2,150
1,490	Series 2005-109, Class PB, 6.000%, 01/25/34	1,566
2,601	Series 2005-110, Class GJ, 5.500%, 11/25/30	2,734
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	2,978
1,584	Series 2005-110, Class MJ, 5.500%, 01/25/33	1,664
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,632
1,220	Series 2005-116, Class PB, 6.000%, 04/25/34	1,319
4,500	Series 2005-118, Class ME, 6.000%, 01/25/32	4,618
6,000	Series 2005-118, Class PN, 6.000%, 01/25/32	6,526
2,431	Series 2005-123, Class FG, VAR, 0.712%, 07/25/34	2,426
757	Series 2006-15, Class OT, PO, 01/25/36	722
1,106	Series 2006-16, Class FC, VAR, 0.561%, 03/25/36	1,102
1,974	Series 2006-16, Class HZ, 5.500%, 03/25/36	2,095

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
773	Series 2006-23, Class KO, PO, 04/25/36	672
2,248	Series 2006-27, Class OH, PO, 04/25/36	2,024
1,084	Series 2006-33, Class ZB, 6.000%, 05/25/36	1,056
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,236
829	Series 2006-42, Class CF, VAR, 0.712%, 06/25/36	830
3,333	Series 2006-43, Class VB, 6.500%, 10/25/17	3,589
933	Series 2006-44, Class FP, VAR, 0.662%, 06/25/36	927
1,789	Series 2006-44, Class GO, PO, 06/25/36	1,538
5,336	Series 2006-44, Class P, PO, 12/25/33	4,706
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,864
1,110	Series 2006-50, Class JO, PO, 06/25/36	984
1,872	Series 2006-50, Class PS, PO, 06/25/36	1,664
3,648	Series 2006-53, Class US, IF, IO, 6.319%, 06/25/36	509
2,228	Series 2006-56, Class FT, VAR, 1.012%, 07/25/36	2,120
795	Series 2006-58, Class AP, PO, 07/25/36	692
933	Series 2006-58, Class FL, VAR, 0.721%, 07/25/36	935
1,861	Series 2006-58, Class PO, PO, 07/25/36	1,612
260	Series 2006-59, Class CO, PO, 08/25/35	244
2,843	Series 2006-59, Class QO, PO, 01/25/33	2,557
1,102	Series 2006-60, Class DO, PO, 04/25/35	983
1,353	Series 2006-63, Class ZH, 6.500%, 07/25/36	1,605
741	Series 2006-65, Class QO, PO, 07/25/36	642
1,319	Series 2006-72, Class GO, PO, 08/25/36	1,167
874	Series 2006-72, Class HO, PO, 08/25/26	771
1,233	Series 2006-72, Class TO, PO, 08/25/36	1,082
6,848	Series 2006-77, Class PC, 6.500%, 08/25/36	7,643
1,789	Series 2006-78, Class BZ, 6.500%, 08/25/36	1,979
1,202	Series 2006-79, Class DO, PO, 08/25/36	1,040
1,141	Series 2006-86, Class OB, PO, 09/25/36	969
1,077	Series 2006-90, Class AO, PO, 09/25/36	949
7,200	Series 2006-94, Class GI, IF, IO, 6.389%, 10/25/26	993
301	Series 2006-94, Class GK, HB, IF, 31.942%, 10/25/26	477
1,343	Series 2006-110, Class PO, PO, 11/25/36	1,173
556	Series 2006-111, Class EO, PO, 11/25/36	485
1,497	Series 2006-113, Class PO, PO, 07/25/36	1,383
1,371	Series 2006-115, Class OK, PO, 12/25/36	1,183
3,641	Series 2006-117, Class GS, IF, IO, 6.388%, 12/25/36	548
827	Series 2006-118, Class A2, VAR, 0.322%, 12/25/36	811

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,467	Series 2006-119, Class PO, PO, 12/25/36	1,296
2,143	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	464
2,519	Series 2006-120, Class PF, VAR, 0.512%, 12/25/36	2,513
2,120	Series 2006-126, Class AO, PO, 01/25/37	1,885
2,841	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	436
290	Series 2007-1, Class SD, HB, IF, 37.431%, 02/25/37	448
2,491	Series 2007-7, Class SG, IF, IO, 6.239%, 08/25/36	479
6,923	Series 2007-14, Class ES, IF, IO, 6.179%, 03/25/37	989
1,348	Series 2007-14, Class OP, PO, 03/25/37	1,165
516	Series 2007-15, Class NO, PO, 03/25/22	474
2,151	Series 2007-16, Class FC, VAR, 1.012%, 03/25/37	2,142
2,956	Series 2007-16, Class FM, VAR, 0.492%, 03/25/37	2,949
2,133	Series 2007-22, Class SC, IF, IO, 5.819%, 03/25/37	254
1,500	Series 2007-24, Class GW, 5.500%, 03/25/29	1,631
298	Series 2007-39, Class EF, VAR, 0.512%, 05/25/37	297
665	Series 2007-43, Class FL, VAR, 0.561%, 05/25/37	662
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,572
2,427	Series 2007-54, Class FA, VAR, 0.662%, 06/25/37	2,430
4,853	Series 2007-54, Class WI, IF, IO, 5.839%, 06/25/37	645
2,683	Series 2007-60, Class AX, IF, IO, 6.888%, 07/25/37	443
2,500	Series 2007-61, Class PC, 5.500%, 07/25/34	2,699
2,206	Series 2007-64, Class FB, VAR, 0.631%, 07/25/37	2,216
7,474	Series 2007-65, Class KI, IF, IO, 6.359%, 07/25/37	957
13,109	Series 2007-72, Class EK, IF, IO, 6.139%, 07/25/37	1,647
2,393	Series 2007-75, Class EO, PO, 01/25/36	2,179
2,478	Series 2007-76, Class ZG, 6.000%, 08/25/37	2,639
2,857	Series 2007-77, Class FG, VAR, 0.762%, 03/25/37	2,865
1,500	Series 2007-78, Class CB, 6.000%, 08/25/37	1,628
2,000	Series 2007-79, Class PB, 5.000%, 04/25/29	2,071
343	Series 2007-79, Class SB, HB, IF, 23.058%, 08/25/37	429

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	155

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
921	Series 2007-88, Class VI, IF, IO, 6.279%, 09/25/37	135
2,967	Series 2007-91, Class ES, IF, IO, 6.199%, 10/25/37	418
514	Series 2007-97, Class MS, IF, 14.187%, 12/25/31	557
729	Series 2007-98, Class VA, 6.000%, 11/25/17	786
5,858	Series 2007-100, Class SM, IF, IO, 6.189%, 10/25/37	852
6,002	Series 2007-101, Class A2, VAR, 0.510%, 06/27/36	5,960
866	Series 2007-106, Class A7, VAR, 5.975%, 10/25/37	903
7,000	Series 2007-112, Class GB, 5.500%, 12/25/22	7,676
6,927	Series 2007-112, Class SA, IF, IO, 6.189%, 12/25/37	1,013
12,000	Series 2007-114, Class A6, VAR, 0.460%, 10/27/37	11,980
6,259	Series 2007-116, Class HI, IO, VAR, 6.323%, 01/25/38	550
310	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	31
5,052	Series 2008-1, Class BI, IF, IO, 5.649%, 02/25/38	575
1,740	Series 2008-10, Class XI, IF, IO, 5.969%, 03/25/38	226
1,468	Series 2008-12, Class IV, IO, 6.500%, 04/25/31	177
4,755	Series 2008-16, Class IS, IF, IO, 5.938%, 03/25/38	636
2,726	Series 2008-19, Class IC, IO, 5.000%, 03/25/23	308
3,261	Series 2008-20, Class SA, IF, IO, 6.729%, 03/25/38	503
2,943	Series 2008-24, Class PF, VAR, 0.912%, 02/25/38	2,947
1,165	Series 2008-27, Class SN, IF, IO, 6.639%, 04/25/38	188
1,875	Series 2008-32, Class SA, IF, IO, 6.589%, 04/25/38	286
10,577	Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	66
5,053	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	77
4,255	Series 2008-36, Class IA, IO, 4.500%, 10/25/22	361
516	Series 2008-44, Class PO, PO, 05/25/38	458
3,693	Series 2008-47, Class SI, IF, IO, 6.239%, 06/25/23	414

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
6,000	Series 2008-51, Class BC, 4.500%, 06/25/23	6,377
1,872	Series 2008-53, Class CI, IF, IO, 6.938%, 07/25/38	278
391	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	31
2,545	Series 2008-76, Class GF, VAR, 0.912%, 09/25/23	2,581
848	Series 2008-80, Class GP, 6.250%, 09/25/38	929
3,436	Series 2008-80, Class SA, IF, IO, 5.588%, 09/25/38	397
1,493	Series 2008-81, Class SB, IF, IO, 5.588%, 09/25/38	177
2,000	Series 2008-95, Class BA, 5.000%, 01/25/24	2,146
785	Series 2009-4, Class BD, 4.500%, 02/25/39	805
1,634	Series 2009-6, Class GS, IF, IO, 6.289%, 02/25/39	185
3,719	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	415
2,978	Series 2009-12, Class IO, IO, 4.500%, 03/25/24	324
1,312	Series 2009-12, Class NI, IO, 5.500%, 08/25/22	107
2,175	Series 2009-14, Class YI, IO, 5.000%, 07/25/22	143
5,515	Series 2009-17, Class QS, IF, IO, 6.388%, 03/25/39	723
2,500	Series 2009-19, Class IP, IO, 5.500%, 10/25/36	784
1,136	Series 2009-47, Class MT, 7.000%, 07/25/39	1,256
4,188	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	652
645	Series 2009-63, Class P, 5.000%, 03/25/37	670
1,061	Series 2009-69, Class PO, PO, 09/25/39	922
865	Series 2009-79, Class UA, 7.000%, 03/25/38	954
4,463	Series 2009-84, Class WS, IF, IO, 5.639%, 10/25/39	488
4,366	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	810
4,111	Series 2009-86, Class OT, PO, 10/25/37	3,557
8,607	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	741
2,804	Series 2009-99, Class SC, IF, IO, 5.919%, 12/25/39	376
1,708	Series 2009-99, Class WA, VAR, 6.296%, 12/25/39	1,917
8,391	Series 2009-103, Class MB, 4.000%, 12/25/39	8,832
5,420	Series 2009-112, Class ST, IF, IO, 5.988%, 01/25/40	639

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
6,001		Series 2010-1, Class WA, VAR, 6.130%, 02/25/40 (m)	6,619
3,443		Series 2010-16, Class WA, VAR, 6.428%, 03/25/40	3,815
3,751		Series 2010-16, Class WB, VAR, 6.237%, 03/25/40	4,159
4,192		Series 2010-23, Class KS, IF, IO, 6.839%, 02/25/40	595
6,052		Series 2010-35, Class SB, IF, IO, 6.158%, 04/25/40	810
1,553		Series 2010-39, Class OT, PO, 10/25/35	1,363
3,453		Series 2010-42, Class S, IF, IO, 6.139%, 05/25/40	387
2,000		Series 2010-45, Class BD, 4.500%, 11/25/38	2,017
2,354		Series 2010-47, Class AV, 5.000%, 05/25/21	2,511
2,811		Series 2010-49, Class SC, IF, 12.137%, 03/25/40	3,062
1,923		Series 2010-61, Class WA, 5.950%, 06/25/40	2,054
11,635		Series 2010-64, Class DM, 5.000%, 06/25/40 (m)	12,205
7,954		Series 2010-68, Class SA, IF, IO, 4.739%, 07/25/40	876
12,778		Series 2010-103, Class SB, IF, IO, 5.839%, 11/25/49	1,800
14,296		Series 2010-111, Class AE, 5.500%, 04/25/38	15,273
2,000		Series 2010-111, Class AM, 5.500%, 10/25/40	2,116
9,176		Series 2010-111, Class WA, 6.031%, 10/25/40	9,923
7,849		Series 2010-125, Class SA, IF, IO, 4.178%, 11/25/40	749
2,721		Series 2010-130, Class CY, 4.500%, 11/25/40	2,546
5,875		Series 2010-133, Class A, 5.500%, 05/25/38	6,301
3,968		Series 2010-148, Class MA, 4.000%, 02/25/39	4,095
3,849		Series 2011-2, Class WA, VAR, 5.716%, 02/25/51	4,128
1,674		Series 2011-20, Class MW, 5.000%, 03/25/41	1,717
113		Series G92-7, Class JQ, 8.500%, 01/25/22	139
23		Series G92-12, Class B, 7.700%, 02/25/22	25
34		Series G92-14, Class Z, 7.000%, 02/25/22	37
16		Series G92-15, Class Z, 7.000%, 01/25/22	16
—	(h)	Series G92-27, Class SQ, HB, IF, 1,698.030%, 05/25/22	14
24		Series G92-42, Class Z, 7.000%, 07/25/22	26
719		Series G92-44, Class ZQ, 8.000%, 07/25/22	876
127		Series G92-54, Class ZQ, 7.500%, 09/25/22	141
228		Series G92-61, Class Z, 7.000%, 10/25/22	249
24		Series G92-62, Class B, PO, 10/25/22	22
149		Series G93-1, Class KA, 7.900%, 01/25/23	168

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
99	Series G93-17, Class SI, IF, 6.000%, 04/25/23	99
804	Series G94-7, Class PJ, 7.500%, 05/17/24	969
133	Series G97-2, Class ZA, 8.500%, 02/17/27	151
	Federal National Mortgage Association STRIPS,
12	Series 23, Class 2, IO, 10.000%, 09/01/17	2
8	Series 59, Class 2, IO, 9.500%, 07/01/17	2
539	Series 213, Class 2, IO, 8.000%, 03/01/23	114
18	Series 265, Class 2, 9.000%, 03/01/24	20
39	Series 285, Class 1, PO, 02/01/27	34
1,199	Series 293, Class 1, PO, 0.000%, 12/01/24	1,079
913	Series 331, Class 13, IO, 7.000%, 02/01/33	197
2,494	Series 339, Class 18, IO, 4.500%, 07/01/18	228
2,500	Series 339, Class 21, IO, 4.500%, 07/01/18	232
2,107	Series 339, Class 28, IO, 5.500%, 07/01/18	230
4,587	Series 345, Class 24, IO, VAR, 5.000%, 08/01/22	464
1,071	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	191
1,588	Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	278
2,234	Series 356, Class 3, IO, 5.000%, 01/01/35	431
3,643	Series 356, Class 39, IO, 5.000%, 01/01/20	376
3,401	Series 365, Class 8, IO, 5.500%, 05/01/36	665
688	Series 368, Class 3, IO, 4.500%, 11/01/20	68
1,293	Series 374, Class 5, IO, 5.500%, 08/01/36	252
4,052	Series 383, Class 32, IO, 6.000%, 01/01/38	690
548	Series 393, Class 6, IO, 5.500%, 04/25/37	94
	Federal National Mortgage Association Whole Loan,
2,115	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	2,446
442	Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	468
10,027	Series 2002-W10, Class IO, IO, VAR, 0.980%, 08/25/42	316
616	Series 2003-W1, Class 1A1, VAR, 6.500%, 12/25/42	711
350	Series 2003-W1, Class 2A, VAR, 7.500%, 12/25/42	399
909	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	981
695	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	802
126	Series 2003-W4, Class 2A, 6.500%, 10/25/42	145
850	Series 2003-W8, Class 2A, 7.000%, 10/25/42	1,010
868	Series 2003-W8, Class 3F1, VAR, 0.662%, 05/25/42	863
1,058	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	1,223

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	157

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,296	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,540
1,287	Series 2005-W3, Class 2AF, VAR, 0.482%, 03/25/45	1,278
1,079	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,207
4,549	Series 2005-W4, Class 3A, VAR, 3.355%, 06/25/35	4,666
1,465	Series 2006-W2, Class 1AF1, VAR, 0.482%, 02/25/36	1,455
953	Series 2006-W3, Class 1AF1, VAR, 0.502%, 10/25/46	946
1,169	Series 2006-W3, Class 2A, 6.000%, 09/25/46	1,272
12,692	Series 2007-W1, Class 1AF1, VAR, 0.521%, 11/25/46 (m)	12,530
2,259	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	2,606
359	Series 2007-W7, Class 1A4, HB, IF, 37.611%, 07/25/37	539
7,622	Series 2009-W1, Class A, 6.000%, 12/25/49	8,396
	Government National Mortgage Association,
102	Series 1994-4, Class KQ, 7.988%, 07/16/24	115
1,563	Series 1994-7, Class PQ, 6.500%, 10/16/24	1,809
223	Series 1996-16, Class E, 7.500%, 08/16/26 (m)	250
43	Series 1997-2, Class E, 7.500%, 02/20/27	49
49	Series 1997-11, Class D, 7.500%, 07/20/27	56
89	Series 1998-26, Class K, 7.500%, 09/17/25	100
505	Series 1999-4, Class ZB, 6.000%, 02/20/29	554
157	Series 1999-41, Class Z, 8.000%, 11/16/29	178
20	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	23
92	Series 1999-44, Class PC, 7.500%, 12/20/29	104
439	Series 1999-44, Class ZG, 8.000%, 12/20/29	499
265	Series 2000-6, Class Z, 7.500%, 02/20/30	292
402	Series 2000-7, Class ST, HB, IF, 38.200%, 01/16/30	744
183	Series 2000-9, Class Z, 8.000%, 06/20/30	207
1,031	Series 2000-9, Class ZJ, 8.500%, 02/16/30	1,169
760	Series 2000-10, Class ZP, 7.500%, 02/16/30	833
399	Series 2000-12, Class ST, HB, IF, 38.200%, 02/16/30	737
102	Series 2000-16, Class ZN, 7.500%, 02/16/30	109
922	Series 2000-21, Class Z, 9.000%, 03/16/30	1,054
145	Series 2000-26, Class Z, 7.750%, 09/20/30	164
55	Series 2000-36, Class HC, 7.330%, 11/20/30	63
31	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	7
161	Series 2000-38, Class AH, 7.150%, 12/20/30	183
1,695	Series 2001-21, Class PE, 6.500%, 05/16/31	1,957

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
284	Series 2001-31, Class SJ, HB, IF, 27.080%, 02/20/31	446
21	Series 2001-32, Class WA, IF, 19.468%, 07/20/31	31
194	Series 2001-35, Class SA, IF, IO, 7.985%, 08/16/31	41
178	Series 2001-36, Class S, IF, IO, 7.785%, 08/16/31	40
1,128	Series 2001-53, Class SR, IF, IO, 7.887%, 10/20/31	142
65	Series 2001-55, Class SF, HB, IF, 25.373%, 11/20/31	96
777	Series 2002-4, Class TD, 7.000%, 01/20/32	925
203	Series 2002-7, Class PG, 6.500%, 01/20/32	234
780	Series 2002-24, Class AG, IF, IO, 7.685%, 04/16/32	154
210	Series 2002-24, Class SB, IF, 11.528%, 04/16/32	251
608	Series 2002-24, Class Z, 8.500%, 04/16/32	690
1,581	Series 2002-31, Class SE, IF, IO, 7.235%, 04/16/30	265
64	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	75
525	Series 2002-40, Class UK, 6.500%, 06/20/32	583
143	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	170
309	Series 2002-45, Class QE, 6.500%, 06/20/32	353
382	Series 2002-47, Class PG, 6.500%, 07/16/32	443
52	Series 2002-51, Class SG, HB, IF, 31.360%, 04/20/31	84
205	Series 2002-54, Class GB, 6.500%, 08/20/32	227
300	Series 2002-69, Class PO, PO, 02/20/32	291
214	Series 2002-70, Class AV, 6.000%, 03/20/12	218
469	Series 2002-70, Class PS, IF, IO, 7.437%, 08/20/32	58
16	Series 2002-88, Class VA, 6.000%, 12/20/17	16
916	Series 2002-92, Class TK, IO, 5.500%, 05/16/31	41
323	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	21
327	Series 2003-4, Class NY, 5.500%, 12/20/13	346
591	Series 2003-8, Class PO, PO, 01/16/32	574
1,784	Series 2003-11, Class SK, IF, IO, 7.435%, 02/16/33	310
4,539	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	721
48	Series 2003-24, Class PO, PO, 03/16/33	42
631	Series 2003-34, Class TO, PO, 02/16/32	617
1,710	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	336

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,489	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	334
549	Series 2003-76, Class LS, IF, IO, 6.937%, 09/20/31	50
109	Series 2003-90, Class PO, PO, 10/20/33	93
12	Series 2003-98, Class PC, 5.000%, 02/20/29	12
1,611	Series 2003-112, Class SA, IF, IO, 6.285%, 12/16/33	261
6,000	Series 2003-112, Class TS, IF, IO, 6.687%, 10/20/32	936
4,778	Series 2004-11, Class SW, IF, IO, 5.237%, 02/20/34	536
344	Series 2004-15, Class SA, IF, 18.939%, 12/20/32	410
288	Series 2004-28, Class S, IF, 18.934%, 04/16/34	369
674	Series 2004-34, Class SZ, IF, 7.500%, 02/20/34	737
632	Series 2004-46, Class AO, PO, 06/20/34	557
3,882	Series 2004-59, Class SG, IF, IO, 6.237%, 07/20/34	546
963	Series 2004-68, Class PO, PO, 05/20/31	943
211	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	225
302	Series 2004-73, Class AE, IF, 14.311%, 08/17/34	356
4,623	Series 2004-73, Class JL, IF, IO, 6.285%, 09/16/34	819
1,329	Series 2004-85, Class PO, PO, 01/17/33	1,284
2,299	Series 2004-90, Class SI, IF, IO, 5.837%, 10/20/34	298
1,921	Series 2005-3, Class SB, IF, IO, 5.837%, 01/20/35	247
3,832	Series 2005-17, Class SL, IF, IO, 6.437%, 07/20/34	591
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	181
307	Series 2005-35, Class FL, VAR, 0.613%, 03/20/32	303
3,287	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	746
980	Series 2005-68, Class DP, IF, 15.798%, 06/17/35	1,196
4,845	Series 2005-68, Class KI, IF, IO, 6.037%, 09/20/35	625
1,164	Series 2005-69, Class SY, IF, IO, 6.487%, 11/20/33	190
1,346	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,433

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,946	Series 2005-85, Class IO, IO, 5.500%, 01/16/35	269
403	Series 2005-93, Class JO, PO, 03/20/31	399
957	Series 2006-16, Class OP, PO, 03/20/36	849
726	Series 2006-34, Class PO, PO, 07/20/36	638
5,437	Series 2006-38, Class SG, IF, IO, 6.387%, 09/20/33	584
2,798	Series 2006-38, Class SW, IF, IO, 6.237%, 06/20/36	364
789	Series 2006-59, Class SD, IF, IO, 6.437%, 10/20/36	108
2,800	Series 2007-9, Class DI, IF, IO, 6.247%, 03/20/37	363
907	Series 2007-17, Class AF, VAR, 0.465%, 04/16/37	899
4,419	Series 2007-17, Class JI, IF, IO, 6.545%, 04/16/37	641
608	Series 2007-17, Class JO, PO, 04/16/37	540
514	Series 2007-25, Class FN, VAR, 0.565%, 05/16/37	509
3,635	Series 2007-26, Class SC, IF, IO, 5.937%, 05/20/37	425
8,785	Series 2007-26, Class SW, IF, IO, 5.937%, 05/20/37	1,029
1,403	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	203
167	Series 2007-28, Class BO, PO, 05/20/37	146
358	Series 2007-35, Class TO, PO, 04/20/35	351
150	Series 2007-36, Class HO, PO, 06/16/37	134
3,001	Series 2007-36, Class SE, IF, IO, 6.205%, 06/16/37	381
4,872	Series 2007-36, Class SG, IF, IO, 6.207%, 06/20/37	606
2,662	Series 2007-40, Class SD, IF, IO, 6.487%, 07/20/37	378
2,634	Series 2007-42, Class SB, IF, IO, 6.487%, 07/20/37	373
1,147	Series 2007-45, Class QA, IF, IO, 6.377%, 07/20/37	162
2,615	Series 2007-50, Class AI, IF, IO, 6.512%, 08/20/37	351
524	Series 2007-53, Class SW, IF, 19.416%, 09/20/37	649
2,801	Series 2007-57, Class PO, PO, 03/20/37	2,469
2,588	Series 2007-57, Class QA, IF, IO, 6.237%, 10/20/37	333
2,000	Series 2007-70, Class TA, 5.750%, 08/20/36	2,144
3,674	Series 2007-71, Class SB, IF, IO, 6.437%, 07/20/36	459

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	159

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,939	Series 2007-74, Class SL, IF, IO, 6.275%, 11/16/37	765
2,514	Series 2007-76, Class SA, IF, IO, 6.267%, 11/20/37	338
3,776	Series 2007-79, Class SY, IF, IO, 6.287%, 12/20/37	522
1,291	Series 2007-81, Class SP, IF, IO, 6.387%, 12/20/37	177
1,012	Series 2007-82, Class SA, IF, IO, 6.267%, 12/20/37	135
1,846	Series 2008-2, Class MS, IF, IO, 6.895%, 01/16/38	275
1,298	Series 2008-10, Class S, IF, IO, 5.567%, 02/20/38	144
4,747	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	652
1,186	Series 2008-20, Class PO, PO, 09/20/37	1,063
1,244	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	150
2,634	Series 2008-25, Class SB, IF, IO, 6.637%, 03/20/38	350
1,231	Series 2008-29, Class PO, PO, 02/17/33	1,126
2,759	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	368
1,122	Series 2008-33, Class XS, IF, IO, 7.435%, 04/16/38	154
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,609
2,778	Series 2008-36, Class SH, IF, IO, 6.037%, 04/20/38	322
6,536	Series 2008-40, Class SA, IF, IO, 6.135%, 05/16/38	1,076
3,039	Series 2008-41, Class SA, IF, IO, 6.077%, 05/20/38	374
807	Series 2008-47, Class V, 5.500%, 05/16/19	892
1,784	Series 2008-55, Class SA, IF, IO, 5.937%, 06/20/38	210
1,508	Series 2008-60, Class PO, PO, 01/20/38	1,400
7,870	Series 2008-62, Class SA, IF, IO, 5.887%, 07/20/38	929
3,007	Series 2008-64, Class ED, 6.500%, 04/20/28	3,289
845	Series 2008-71, Class SC, IF, IO, 5.737%, 08/20/38	99
2,173	Series 2008-93, Class AS, IF, IO, 5.437%, 12/20/38	237
6,818	Series 2008-95, Class DS, IF, IO, 7.037%, 12/20/38	985
1,796	Series 2008-96, Class SL, IF, IO, 5.737%, 12/20/38	207

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,806	Series 2009-6, Class SA, IF, IO, 5.835%, 02/16/39	320
4,150	Series 2009-10, Class SA, IF, IO, 5.687%, 02/20/39	457
3,257	Series 2009-10, Class SL, IF, IO, 6.235%, 03/16/34	389
5,000	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	1,506
2,244	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	334
2,395	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	364
3,364	Series 2009-24, Class DS, IF, IO, 6.037%, 03/20/39	351
1,681	Series 2009-25, Class SE, IF, IO, 7.337%, 09/20/38	243
1,311	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	262
2,250	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	360
1,828	Series 2009-38, Class IO, IO, 5.000%, 09/16/31	168
5,762	Series 2009-42, Class SC, IF, IO, 5.817%, 06/20/39	680
2,966	Series 2009-43, Class SA, IF, IO, 5.687%, 06/20/39	332
883	Series 2009-44, Class VA, 5.500%, 05/16/20	966
6,418	Series 2009-64, Class SN, IF, IO, 5.835%, 07/16/39	743
1,191	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	174
5,148	Series 2009-67, Class SA, IF, IO, 5.785%, 08/16/39	559
6,518	Series 2009-72, Class SM, IF, IO, 5.985%, 08/16/39	786
877	Series 2009-79, Class OK, PO, 11/16/37	768
5,997	Series 2009-83, Class TS, IF, IO, 5.837%, 08/20/39	640
12,458	Series 2009-102, Class SM, IF, IO, 6.135%, 06/16/39	1,513
1,682	Series 2009-104, Class AB, 7.000%, 08/16/39	1,902
5,476	Series 2009-106, Class AS, IF, IO, 6.135%, 11/16/39	717
6,938	Series 2009-106, Class ST, IF, IO, 5.737%, 02/20/38	736
2,868	Series 2009-121, Class VA, 5.500%, 11/20/20	3,148
816	Series 2010-14, Class AO, PO, 12/20/32	723
839	Series 2010-14, Class BO, PO, 11/20/35	739

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,500	Series 2010-14, Class CO, PO, 08/20/35	1,812
6,982	Series 2010-14, Class QP, 6.000%, 12/20/39	7,554
4,380	Series 2010-41, Class WA, VAR, 5.863%, 10/20/33	4,804
2,722	Series 2010-103, Class WA, VAR, 5.768%, 08/20/34	2,973
2,785	Series 2010-129, Class AW, VAR, 6.153%, 04/20/37	3,200
3,693	Series 2010-130, Class CP, 7.000%, 10/16/40	4,123
5,471	Series 2010-157, Class OP, PO, 12/20/40	4,157
3,756	Series 2011-22, Class WA, 5.947%, 02/20/37	4,157
	NCUA Guaranteed Notes,
7,825	Series 2010-C1, Class APT, 2.650%, 10/29/20	7,609
3,906	Series 2010-R3, Class 1A, VAR, 0.823%, 12/08/20	3,924
1,573	Series 2010-R3, Class 3A, 2.400%, 12/08/20	1,539
	Vendee Mortgage Trust,
6,474	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	7,172
822	Series 1996-1, Class 1Z, 6.750%, 02/15/26	926
461	Series 1996-2, Class 1Z, 6.750%, 06/15/26	519
903	Series 1997-1, Class 2Z, 7.500%, 02/15/27	1,038
687	Series 1998-1, Class 2E, 7.000%, 03/15/28	789

		1,028,816

	Non-Agency CMO — 25.7%
	ABN Amro Mortgage Corp.,
91	Series 2003-7, Class A3, 4.500%, 07/25/18	93
53	Series 2003-9, Class A2, 4.500%, 08/25/18	54
	American General Mortgage Loan Trust,
1,639	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,760
4,000	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	4,190
3,000	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	3,175
5,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	5,428
2,827	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	2,937
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 2.090%, 09/25/35	803
	ASG Resecuritization Trust,
1,519	Series 2009-1, Class A60, VAR, 5.348%, 06/26/37 (e)	1,538

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,053	Series 2009-2, Class A55, VAR, 5.423%, 05/24/36 (e)	2,103
4,907	Series 2009-3, Class A65, VAR, 5.374%, 03/26/37 (e)	4,983
5,330	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	5,410
4,082	Series 2010-1, Class A85, VAR, 0.661%, 02/27/36 (e)	3,898
9,871	Series 2010-2, Class A60, VAR, 5.134%, 01/28/37 (e)	9,870
3,600	Series 2010-3, Class 2A22, VAR, 0.440%, 10/28/36 (e)	3,546
876	Series 2010-4, Class 2A20, VAR, 0.392%, 11/28/36 (e)	859
	Banc of America Alternative Loan Trust,
322	Series 2003-3, Class APO, PO, 05/25/33	225
2,467	Series 2003-7, Class 2A4, 5.000%, 09/25/18	2,500
978	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	994
847	Series 2003-11, Class 2A1, 6.000%, 01/25/34	848
438	Series 2003-11, Class PO, PO, 01/25/34	309
1,132	Series 2004-1, Class 1A1, 6.000%, 02/25/34	1,195
406	Series 2004-1, Class 5A1, 5.500%, 02/25/19	411
1,161	Series 2004-6, Class 3A2, 6.000%, 07/25/34	1,198
4,397	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	861
3,879	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	694
	Banc of America Funding Corp.,
389	Series 2004-1, Class PO, PO, 03/25/34	312
1,679	Series 2004-3, Class 1A1, 5.500%, 10/25/34	1,701
174	Series 2004-3, Class 1A7, 5.500%, 10/25/34	176
1,606	Series 2004-C, Class 1A1, VAR, 5.012%, 12/20/34	1,644
2,135	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	332
420	Series 2005-4, Class 30PO, PO, 08/25/35	291
1,268	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,238
171	Series 2005-7, Class 30PO, PO, 11/25/35	99
903	Series 2005-8, Class 30PO, PO, 01/25/36	503
1,825	Series 2005-E, Class 4A1, VAR, 2.828%, 03/20/35	1,803
974	Series 2010-R4, Class 5A1, VAR, 0.411%, 07/26/36 (e)	944
3,585	Series 2010-R5, Class 5A6, VAR, 0.561%, 05/26/37 (e)	3,458
532	Series 2010-R7, Class A1, VAR, 0.441%, 06/25/46 (e) (f) (i)	522

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	161

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,775	Series 2010-R11A, Class A16, VAR, 5.460%, 08/26/35 (e)	3,896
	Banc of America Mortgage Securities, Inc.,
2,000	Series 2003-3, Class 1A7, 5.500%, 05/25/33	2,050
498	Series 2003-3, Class 2A1, VAR, 0.812%, 05/25/18	480
1,439	Series 2003-6, Class 2A1, VAR, 0.712%, 08/25/18	1,389
1,094	Series 2003-8, Class 2A5, 5.000%, 11/25/18	1,141
187	Series 2003-8, Class APO, PO, 11/25/33	137
178	Series 2003-9, Class 1A2, PO, 12/25/33	130
1,612	Series 2003-A, Class 4A1, VAR, 2.872%, 02/25/33	1,620
1,099	Series 2003-C, Class 3A1, VAR, 2.966%, 04/25/33	1,124
2,311	Series 2003-E, Class 2A2, VAR, 2.883%, 06/25/33	2,223
4,149	Series 2004-3, Class 15IO, IO, VAR, 0.235%, 04/25/19	21
3,000	Series 2004-3, Class 1A26, 5.500%, 04/25/34	3,081
214	Series 2004-4, Class 1A9, 5.000%, 05/25/34	215
245	Series 2004-4, Class APO, PO, 05/25/34	185
33,240	Series 2004-5, Class 15IO, IO, VAR, 0.240%, 06/25/19	180
365	Series 2004-6, Class APO, PO, 07/25/34	262
194	Series 2004-9, Class 3A1, 6.500%, 09/25/32	203
1,614	Series 2004-C, Class 2A2, VAR, 3.007%, 04/25/34	1,618
1,440	Series 2004-J, Class 3A1, VAR, 5.095%, 11/25/34	1,362
	BCAP LLC Trust,
1,649	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	1,657
821	Series 2009-RR13, Class 11A1, VAR, 5.250%, 05/26/37 (e)	817
2,539	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	2,650
2,000	Series 2009-RR14, Class 3A2, VAR, 2.894%, 08/26/35 (e)	1,900
1,425	Series 2009-RR14, Class 4A1, VAR, 4.724%, 03/26/36 (e)	1,420
2,378	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	2,414
1,805	Series 2010-RR4, Class 2A1, VAR, 1.011%, 06/26/37 (e)	1,733
1,871	Series 2010-RR5, Class 1A4, VAR, 5.000%, 11/26/37 (e)	1,873

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
3,711	Series 2010-RR5, Class 2A5, VAR, 5.183%, 04/26/37 (e)	3,683
1,828	Series 2010-RR6, Class 5A1, VAR, 5.000%, 11/26/37 (e)	1,817
5,505	Series 2010-RR7, Class 1A5, VAR, 3.051%, 04/26/35 (e)	5,561
11,578	Series 2010-RR7, Class 2A1, VAR, 5.452%, 07/26/45 (e)	11,549
3,386	Series 2010-RR7, Class 15A1, VAR, 1.061%, 01/26/36 (e)	3,166
2,123	Series 2010-RR7, Class 16A1, VAR, 0.992%, 02/26/47 (e)	2,007
1,639	Series 2010-RR8, Class 3A3, VAR, 5.121%, 05/26/35 (e)	1,675
1,045	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	1,049
	Bear Stearns Adjustable Rate Mortgage Trust,
1,131	Series 2003-4, Class 3A1, VAR, 5.016%, 07/25/33	1,152
396	Series 2003-7, Class 3A, VAR, 2.798%, 10/25/33	390
962	Series 2004-1, Class 12A1, VAR, 2.864%, 04/25/34	885
1,572	Series 2004-2, Class 14A, VAR, 5.138%, 05/25/34	1,634
2,681	Series 2005-5, Class A1, VAR, 2.290%, 08/25/35	2,581
3,354	Series 2006-1, Class A1, VAR, 2.520%, 02/25/36	3,103
1,075	Bear Stearns Alt-A Trust, Series 2005-2, Class 1A1, VAR, 0.762%, 03/25/35	942
1,683	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.250%, 10/25/33	1,678
579	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	338
	Chase Mortgage Finance Corp.,
813	Series 2003-S10, Class AP, PO, 11/25/18	676
507	Series 2003-S2, Class A1, 5.000%, 03/25/18	522
397	Series 2003-S6, Class A1, 5.000%, 06/25/18	408
793	Series 2007-A1, Class 2A1, VAR, 2.887%, 02/25/37	802
1,235	Series 2007-A1, Class 7A1, VAR, 2.930%, 02/25/37	1,235
1,416	Series 2007-A1, Class 9A1, VAR, 3.597%, 02/25/37	1,440
	Citicorp Mortgage Securities, Inc.,
1,101	Series 2003-6, Class 1A2, 4.500%, 05/25/33	1,124

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
325	Series 2003-8, Class APO, PO, 08/25/33	191
1,441	Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,472
1,902	Series 2004-4, Class A4, 5.500%, 06/25/34	1,992
1,881	Series 2004-5, Class 2A5, 4.500%, 08/25/34	1,904
	Citigroup Mortgage Loan Trust, Inc.,
1,103	Series 2003-1, Class 2A5, 5.250%, 10/25/33	1,152
418	Series 2003-1, Class PO3, PO, 09/25/33	298
62	Series 2003-1, Class WA2, 6.500%, 06/25/31	64
123	Series 2003-1, Class WPO2, PO, 06/25/31	89
158	Series 2003-UP3, Class A3, 7.000%, 09/25/33	160
681	Series 2003-UST1, Class A1, 5.500%, 12/25/18	703
119	Series 2003-UST1, Class PO1, PO, 12/25/18	98
111	Series 2003-UST1, Class PO2, PO, 12/25/18	89
63	Series 2003-UST1, Class PO3, PO, 12/25/18	53
901	Series 2004-UST1, Class A3, VAR, 2.550%, 08/25/34	918
1,213	Series 2004-UST1, Class A6, VAR, 5.074%, 08/25/34	1,251
397	Series 2005-1, Class 2A1A, VAR, 2.751%, 04/25/35	271
1,564	Series 2005-2, Class 2A11, 5.500%, 05/25/35	1,565
1,158	Series 2005-5, Class 1A2, VAR, 2.714%, 08/25/35	766
3,929	Series 2008-AR4, Class 1A1A, VAR, 5.331%, 11/25/38	3,850
2,420	Series 2009-10, Class 1A1, VAR, 2.712%, 09/25/33 (e)	2,456
2,502	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	2,509
2,851	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	2,993
1,301	Series 2010-7, Class 10A1, VAR, 2.739%, 02/25/35 (e)	1,295
	Countrywide Alternative Loan Trust,
310	Series 2002-8, Class A4, 6.500%, 07/25/32	306
383	Series 2003-6T2, Class A6, 5.500%, 06/25/33	300
362	Series 2003-J1, Class PO, PO, 10/25/33	307
1,542	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,548
2,373	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	2,391
202	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	207
484	Series 2005-5R, Class A1, 5.250%, 12/25/18	492
2,944	Series 2005-1CB, Class 1A6, IF, IO, 6.838%, 03/25/35	375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
8,968	Series 2005-20CB, Class 3A8, IF, IO, 4.489%, 07/25/35	991
7,782	Series 2005-22T1, Class A2, IF, IO, 4.808%, 06/25/35	815
417	Series 2005-26CB, Class A10, IF, 12.576%, 07/25/35	417
201	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	201
355	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	323
13,417	Series 2005-37T1, Class A2, IF, IO, 4.789%, 09/25/35	1,633
13,104	Series 2005-54CB, Class 1A2, IF, IO, 4.588%, 11/25/35	1,153
139	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	137
2,054	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,759
1,517	Series 2005-57CB, Class 3A2, IF, IO, 4.839%, 12/25/35	191
918	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	761
1,246	Series 2005-86CB, Class A11, 5.500%, 02/25/36	974
5,668	Series 2005-J1, Class 1A4, IF, IO, 4.839%, 02/25/35	582
32,682	Series 2006-7CB, Class 1A2, IF, IO, 5.039%, 05/25/36	4,062
1,331	Series 2006-26CB, Class A9, 6.500%, 09/25/36	990
2,500	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	1,050
	Countrywide Home Loan Mortgage Pass-Through Trust,
1,570	Series 2002-36, Class A22, 6.000%, 01/25/33	1,581
206	Series 2003-18, Class A12, 5.500%, 07/25/33	191
955	Series 2003-26, Class 1A6, 3.500%, 08/25/33	913
75	Series 2003-34, Class A11, 5.250%, 09/25/33	75
436	Series 2003-34, Class A6, 5.250%, 09/25/33	443
2,908	Series 2003-39, Class A6, 5.000%, 10/25/33	2,855
212	Series 2003-44, Class A9, PO, 10/25/33	167
235	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	240
2,193	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	2,226
579	Series 2003-J7, Class 4A3, IF, 9.435%, 08/25/18	548
302	Series 2004-3, Class PO, PO, 04/25/34	219

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	163

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,574	Series 2004-5, Class 1A4, 5.500%, 06/25/34	2,688
275	Series 2004-7, Class 2A1, VAR, 2.392%, 06/25/34	258
1,697	Series 2004-13, Class 1A4, 5.500%, 08/25/34	1,771
1,100	Series 2004-28R, Class A1, 5.500%, 08/25/33	1,108
412	Series 2004-HYB1, Class 2A, VAR, 2.889%, 05/20/34	374
1,516	Series 2004-HYB3, Class 2A, VAR, 2.649%, 06/20/34	1,292
1,066	Series 2004-HYB6, Class A3, VAR, 3.089%, 11/20/34	933
618	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	637
1,166	Series 2005-16, Class A23, 5.500%, 09/25/35	1,143
2,760	Series 2005-22, Class 2A1, VAR, 3.094%, 11/25/35	2,218
8,122	Series 2007-4, Class 1A52, IF, IO, 5.139%, 05/25/37	958
	Credit Suisse Mortgage Capital Certificates,
3,554	Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	3,590
1,314	Series 2009-12R, Class 7A1, 5.500%, 10/27/35 (e)	1,322
1,150	Series 2010-16, Class A3, VAR, 4.250%, 06/25/50 (e)	1,058
2,551	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	2,589
1,307	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	1,359
5,264	Series 2010-11R, Class A1, VAR, 1.260%, 06/28/47 (e)	5,231
829	Series 2010-12R, Class 14A1, VAR, 4.500%, 09/26/46 (e)	834
1,541	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	1,559
1,487	Series 2010-15R, Class 7A1, VAR, 5.340%, 10/26/37 (e)	1,506
500	Series 2010-15R, Class 7A2, VAR, 5.340%, 10/26/37 (e)	459
3,600	Series 2011-1R, Class A1, VAR, 1.260%, 02/27/47 (e)	3,600
	CS First Boston Mortgage Securities Corp.,
1,424	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,238
3,655	Series 2003-27, Class 5A3, 5.250%, 11/25/33	3,579
2,159	Series 2003-27, Class 5A4, 5.250%, 11/25/33	2,190
990	Series 2003-29, Class 1A1, 6.500%, 12/25/33	1,035
657	Series 2003-29, Class 5A1, 7.000%, 12/25/33	670
1,517	Series 2003-AR15, Class 3A1, VAR, 2.811%, 06/25/33	1,503

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,697	Series 2004-4, Class 2A4, 5.500%, 09/25/34	1,798
1,699	Series 2004-5, Class 3A1, 5.250%, 08/25/19	1,760
1,765	Series 2004-8, Class 1A4, 5.500%, 12/25/34	1,852
2,142	Series 2004-8, Class 3A5, 5.500%, 12/25/34	2,178
3,335	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	485
2,398	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	306
1,065	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 2A1, VAR, 5.602%, 02/25/20	1,081
	Deutsche Mortgage Securities, Inc.,
730	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	732
2,180	Series 2010-RS2, Class A1, VAR, 1.510%, 06/28/47 (e)	2,180
	First Horizon Alternative Mortgage Securities,
1,598	Series 2004-AA4, Class A1, VAR, 2.544%, 10/25/34	1,442
484	Series 2005-AA5, Class 1A2, VAR, 2.376%, 07/25/35	176
922	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	711
12,481	Series 2007-FA4, Class 1A2, IF, IO, 5.389%, 08/25/37	1,830
	First Horizon Asset Securities, Inc.,
334	Series 2003-7, Class 2A1, 4.500%, 09/25/18	345
464	Series 2003-8, Class 2A1, 4.500%, 09/25/18	478
2,058	Series 2003-9, Class 1A6, 5.500%, 11/25/33	1,911
706	Series 2004-AR2, Class 2A1, VAR, 2.880%, 05/25/34	683
728	Series 2004-AR7, Class 2A1, VAR, 2.742%, 02/25/35 (m)	720
685	Series 2004-AR7, Class 2A2, VAR, 2.742%, 02/25/35	632
1,651	Series 2005-AR1, Class 2A2, VAR, 2.801%, 04/25/35	1,623
	GMAC Mortgage Corp. Loan Trust,
1,067	Series 2003-AR1, Class A4, VAR, 3.403%, 10/19/33	1,075
3,058	Series 2003-AR2, Class 2A4, VAR, 3.318%, 12/19/33	3,082
252	Series 2003-J7, Class A10, 5.500%, 11/25/33	264
1,442	Series 2003-J7, Class A7, 5.000%, 11/25/33	1,425
271	Series 2003-J8, Class A, 5.250%, 12/25/33	274
1,595	Series 2004-J1, Class A20, 5.500%, 04/25/34	1,637
287	Series 2004-J2, Class A2, VAR, 0.762%, 06/25/34	284

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,784	Series 2004-J5, Class A7, 6.500%, 01/25/35	2,888
1,714	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	1,739
646	Series 2005-AR3, Class 3A3, VAR, 3.225%, 06/19/35	631
3,424	Series 2005-AR3, Class 3A4, VAR, 3.225%, 06/19/35	2,774
3,600	Series 2010-1, Class A, 4.250%, 07/25/40 (e)	3,648
	GSMPS Mortgage Loan Trust,
753	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	661
374	Series 2004-4, Class 1AF, VAR, 0.662%, 06/25/34 (e)	320
746	Series 2005-RP2, Class 1AF, VAR, 0.611%, 03/25/35 (e)	641
1,683	Series 2005-RP3, Class 1AF, VAR, 0.612%, 09/25/35 (e)	1,413
4,033	Series 2006-RP2, Class 1AS2, IF, IO, 5.782%, 04/25/36 (e)	588
	GSR Mortgage Loan Trust,
691	Series 2003-13, Class 1A1, VAR, 4.459%, 10/25/33	709
272	Series 2003-6F, Class A2, VAR, 0.662%, 09/25/32	255
1,488	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	1,461
178	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	178
3,491	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	3,555
183	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	188
305	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	300
1,294	Series 2005-5F, Class 2A3, 5.500%, 06/25/35	1,304
2,409	Series 2005-5F, Class 8A3, VAR, 0.762%, 06/25/35	2,206
5,004	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	4,591
1,199	Series 2006-1F, Class 1AP, PO, 02/25/36	737
7,934	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	7,174
3,100	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	2,945
695	Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 0.782%, 04/25/35	453
	Impac Secured Assets CMN Owner Trust,
1,565	Series 2001-8, Class A6, 6.440%, 01/25/32	1,575
2,764	Series 2006-2, Class 2A1, VAR, 0.611%, 08/25/36	2,565
	Indymac Index Mortgage Loan Trust,
10,759	Series 2005-AR11, Class A7, IO, VAR, 0.279%, 08/25/35	94

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
363	Series 2006-AR3, Class 2A1A, VAR, 3.696%, 03/25/36	205
	JP Morgan Mortgage Trust,
868	Series 2004-A3, Class 4A1, VAR, 4.290%, 07/25/34	876
926	Series 2004-A4, Class 1A1, VAR, 4.533%, 09/25/34	951
682	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	705
2,000	Series 2005-A1, Class 3A4, VAR, 5.012%, 02/25/35	1,963
1,479	Series 2005-A1, Class 5A1, VAR, 4.478%, 02/25/35	1,513
3,416	Series 2006-A2, Class 4A1, VAR, 2.927%, 08/25/34	3,402
1,501	Series 2006-A2, Class 5A3, VAR, 2.974%, 11/25/33	1,514
1,217	Series 2006-A3, Class 6A1, VAR, 2.994%, 08/25/34	1,153
1,080	Series 2007-A1, Class 5A2, VAR, 2.968%, 07/25/35	1,044
1,496	JP Morgan Reremic, Series 2010-4, Class 7A1, VAR, 4.305%, 08/26/35 (e)	1,507
60	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	58
	Lehman Mortgage Trust,
1,465	Series 2006-2, Class 1A1, VAR, 6.448%, 04/25/36	1,458
851	Series 2007-6, Class 1A8, 6.000%, 07/25/37	704
1,500	Series 2008-2, Class 1A6, 6.000%, 03/25/38	1,140
	LVII Resecuritization Trust,
476	Series 2009-1, Class A1, VAR, 5.949%, 11/27/37 (e)	486
3,810	Series 2009-2, Class A3, VAR, 2.898%, 09/27/37 (e)	3,724
2,700	Series 2009-2, Class A4, VAR, 3.000%, 09/27/37 (e)	2,646
	MASTR Adjustable Rate Mortgages Trust,
283	Series 2004-3, Class 4A2, VAR, 2.287%, 04/25/34	258
63	Series 2004-4, Class 2A1, VAR, 2.426%, 05/25/34	38
948	Series 2004-13, Class 2A1, VAR, 2.826%, 04/21/34	927
4,081	Series 2004-13, Class 3A6, VAR, 2.899%, 11/21/34	4,106
322	Series 2004-15, Class 3A1, VAR, 3.278%, 12/25/34	274

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	165

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	MASTR Alternative Loans Trust,
543	Series 2003-4, Class 2A1, 6.250%, 06/25/33	520
548	Series 2003-8, Class 3A1, 5.500%, 12/25/33	555
1,379	Series 2003-8, Class 5A1, 5.000%, 11/25/18	1,408
282	Series 2003-9, Class 8A1, 6.000%, 01/25/34	280
195	Series 2004-1, Class 30PO, PO, 02/25/34	111
938	Series 2004-3, Class 2A1, 6.250%, 04/25/34	978
388	Series 2004-3, Class 30PO, PO, 04/25/34	285
428	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	68
470	Series 2004-5, Class 30PO, PO, 06/25/34	328
218	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	41
253	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	46
2,365	Series 2004-6, Class 7A1, 6.000%, 07/25/34	2,417
216	Series 2004-7, Class 30PO, PO, 08/25/34	155
840	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	147
814	Series 2004-10, Class 1A1, 4.500%, 09/25/19	829
3,585	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	660
	MASTR Asset Securitization Trust,
751	Series 2003-2, Class 1A1, 5.000%, 03/25/18	765
297	Series 2003-2, Class 2A1, 4.500%, 03/25/18	301
1,237	Series 2003-3, Class 3A18, 5.500%, 04/25/33	1,244
230	Series 2003-4, Class 3A2, 5.000%, 05/25/18	239
256	Series 2003-4, Class 5A1, 5.500%, 05/25/33	266
139	Series 2003-7, Class 4A1, 4.250%, 09/25/33	139
419	Series 2003-8, Class 1A1, 5.500%, 09/25/33	434
222	Series 2003-8, Class 3A2, VAR, 0.662%, 09/25/33	222
531	Series 2003-9, Class 15PO, PO, 10/25/18	446
198	Series 2003-10, Class 15PO, PO, 11/25/18	165
125	Series 2003-11, Class 15PO, PO, 12/25/18	102
872	Series 2003-12, Class 6A1, 5.000%, 12/25/33	886
184	Series 2004-1, Class 30PO, PO, 02/25/34	126
209	Series 2004-3, Class PO, PO, 03/25/34	153
608	Series 2004-4, Class 3A1, 4.500%, 04/25/19	628
1,042	Series 2004-6, Class 2A9, 5.250%, 11/26/16	1,047
361	Series 2004-8, Class 1A1, 4.750%, 08/25/19	369
374	Series 2004-8, Class PO, PO, 08/25/19	310
141	Series 2004-9, Class 5A1, 5.250%, 09/25/19	139
1,585	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,683
1,000	Series 2006-2, Class 1A30, 6.000%, 06/25/36	915

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — Continued
4,410		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.611%, 05/25/35 (e)	3,654
3,719		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	2,529
		Merrill Lynch Mortgage Investors, Inc.,
409		Series 2003-A4, Class 2A, VAR, 2.866%, 07/25/33	419
1,340		Series 2003-A5, Class 2A6, VAR, 2.528%, 08/25/33	1,290
1,800		Series 2004-A4, Class A2, VAR, 2.786%, 08/25/34	1,813
261		Series 2005-A1, Class 3A, VAR, 4.916%, 12/25/34	248
		Merrill Lynch Trust,
1		Series 7, Class B, PO, 04/20/18	1
61		Series 47, Class Z, 8.985%, 10/20/20	68
1,784		Mid-State Trust, Series 2010-1, Class A, 3.500%, 12/15/45 (e)	1,739
		MLCC Mortgage Investors, Inc.,
1,131		Series 2003-A, Class 2A2, VAR, 1.354%, 03/25/28	1,019
994		Series 2003-E, Class A1, VAR, 0.571%, 10/25/28	936
1,385		Series 2004-D, Class A2, VAR, 0.894%, 08/25/29	1,318
1,151		Series 2004-E, Class A2A, VAR, 0.813%, 11/25/29	1,026
2,123		Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.653%, 04/25/34	2,256
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,180.500%, 04/20/21	12
		MortgageIT Trust,
831		Series 2005-1, Class 1A1, VAR, 0.581%, 02/25/35	645
321		Series 2005-5, Class A1, VAR, 0.522%, 12/25/35	245
		Nomura Asset Acceptance Corp.,
375		Series 2003-A1, Class A1, 5.500%, 05/25/33	386
88		Series 2003-A1, Class A2, 6.000%, 05/25/33	93
45		Series 2003-A1, Class A5, 7.000%, 04/25/33	47
76		Series 2003-A1, Class A7, 5.000%, 04/25/18	78
842		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	852
		Prime Mortgage Trust,
224		Series 2004-1, Class 2A3, 5.250%, 08/25/34	228
1,967		Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	2,074
868		Series 2005-4, Class 2PO, PO, 10/25/35	477

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	RBSSP Resecuritization Trust,
1,415	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	1,492
1,969	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	1,989
1,508	Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	1,561
1,638	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	1,687
2,424	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	2,555
2,812	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	2,848
1,671	Series 2010-2, Class 2A1, 4.500%, 11/26/22 (e)	1,699
3,802	Series 2010-4, Class 12A1, 4.500%, 03/26/21 (e)	3,821
1,982	Series 2010-9, Class 1A1, VAR, 0.446%, 07/26/37 (e) (f) (i)	1,785
2,600	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	2,580
	Residential Accredit Loans, Inc.,
404	Series 2001-QS19, Class A2, 6.000%, 12/25/16	413
107	Series 2002-QS16, Class A3, IF, 16.076%, 10/25/17	117
1,038	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	1,023
246	Series 2003-QR24, Class A5, 4.000%, 07/25/33	236
368	Series 2003-QS1, Class A6, 4.250%, 01/25/33	365
990	Series 2003-QS12, Class A2A, IF, IO, 7.338%, 06/25/18	136
434	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	46
1,362	Series 2003-QS13, Class A5, VAR, 0.912%, 07/25/33	1,101
8,086	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	171
1,147	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,167
1,103	Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,138
1,028	Series 2003-QS19, Class A1, 5.750%, 10/25/33	1,074
317	Series 2003-QS3, Class A2, IF, 15.925%, 02/25/18	342
603	Series 2003-QS3, Class A8, IF, IO, 7.338%, 02/25/18	71

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
799	Series 2003-QS9, Class A3, IF, IO, 7.288%, 05/25/18	114
1,411	Series 2004-QA4, Class NB3, VAR, 5.361%, 09/25/34	1,435
432	Series 2004-QA6, Class NB2, VAR, 3.159%, 12/26/34	347
928	Series 2004-QS10, Class A6, 6.000%, 07/25/34	872
1,448	Series 2004-QS7, Class A4, 5.500%, 05/25/34	1,265
595	Series 2004-QS8, Class A2, 5.000%, 06/25/34	596
330	Series 2005-QA10, Class A31, VAR, 3.818%, 09/25/35	236
2,000	Series 2005-QA6, Class A32, VAR, 5.501%, 05/25/35	1,441
712	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	499
	Residential Asset Securitization Trust,
143	Series 2002-A13, Class A4, 5.250%, 12/25/17	145
693	Series 2003-A13, Class A3, 5.500%, 01/25/34	594
201	Series 2003-A14, Class A1, 4.750%, 02/25/19	209
821	Series 2003-A5, Class A1, 5.500%, 06/25/33	834
1,126	Series 2004-IP2, Class 1A1, VAR, 2.711%, 12/25/34	1,053
3,921	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	734
7,403	Series 2005-A2, Class A4, IF, IO, 4.789%, 03/25/35	891
1,550	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,004
942	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	718
	Residential Funding Mortgage Securities I,
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,586
398	Series 2003-S14, Class A4, PO, 07/25/18	381
1,030	Series 2003-S16, Class A3, 5.000%, 09/25/18	1,057
977	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	999
1,925	Series 2003-S4, Class A4, 5.750%, 03/25/33	2,033
603	Series 2004-S6, Class 2A6, PO, 06/25/34	500
395	Series 2004-S6, Class 3A5, 4.500%, 06/25/19	395
932	Series 2005-SA4, Class 1A1, VAR, 3.236%, 09/25/35	717
	Residential Funding Securities LLC,
54	Series 2002-RM1, Class API, PO, 12/25/17	40
87	Series 2003-RM2, Class AP-3, PO, 05/25/33	62
	Salomon Brothers Mortgage Securities VII, Inc.,
1,928	Series 2003-HYB1, Class A, VAR, 3.199%, 09/25/33	1,965

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	167

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
132	Series 2003-UP2, Class PO1, PO, 12/25/18	97
	Sequoia Mortgage Trust,
1,904	Series 2003-1, Class 1A, VAR, 0.642%, 04/20/33	1,835
1,261	Series 2004-8, Class A1, VAR, 0.612%, 09/20/34	1,170
1,968	Series 2004-8, Class A2, VAR, 0.830%, 09/20/34	1,806
1,631	Series 2004-10, Class A1A, VAR, 0.572%, 11/20/34	1,538
4,000	Station Place Securitization Trust, Series 2010-1, Class A, VAR, 1.263%, 12/20/42	4,000
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.934%, 06/25/34	2,860
	Structured Asset Securities Corp.,
73	Series 2002-10H, Class 1AP, PO, 05/25/32	54
386	Series 2003-8, Class 1A2, 5.000%, 04/25/18	398
802	Series 2003-16, Class A3, VAR, 0.762%, 06/25/33	774
87	Series 2003-21, Class 1A3, 5.500%, 07/25/33	89
806	Series 2003-32, Class 1A1, VAR, 5.190%, 11/25/33	826
403	Series 2003-31A, Class B1, VAR, 2.721%, 10/25/33	167
1,373	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	1,397
688	Series 2003-33H, Class 1APO, PO, 10/25/33	502
6,002	Series 2003-37A, Class 2A, VAR, 5.012%, 12/25/33	6,213
2,743	Series 2004-20, Class 1A3, 5.250%, 11/25/34 (m)	2,772
3,300	Series 2004-5H, Class A4, 5.540%, 12/25/33	3,287
917	Series 2005-6, Class 4A1, 5.000%, 05/25/35	902
	Thornburg Mortgage Securities Trust,
290	Series 2003-4, Class A1, VAR, 0.581%, 09/25/43	270
266	Series 2004-1, Class II2A, VAR, 1.819%, 03/25/44	249
	WaMu Mortgage Pass-Through Certificates,
1,096	Series 2002-S5, Class B3, 6.389%, 09/25/32	751
191	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	196
1,750	Series 2003-AR7, Class A7, VAR, 2.674%, 08/25/33	1,751
1,246	Series 2003-AR8, Class A, VAR, 2.717%, 08/25/33	1,264
4,805	Series 2003-AR9, Class 1A6, VAR, 2.712%, 09/25/33	4,767

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,112	Series 2003-AR9, Class 2A, VAR, 2.780%, 09/25/33	1,126
2,100	Series 2003-S1, Class A5, 5.500%, 04/25/33	2,167
1,060	Series 2003-S10, Class A5, 5.000%, 10/25/18	1,064
160	Series 2003-S10, Class A6, PO, 10/25/18	159
615	Series 2003-S11, Class 2A5, IF, 16.331%, 11/25/33	646
327	Series 2003-S7, Class A1, 4.500%, 08/25/18	334
1,377	Series 2003-S8, Class A4, 4.500%, 09/25/18	1,390
1,124	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,159
4,424	Series 2003-S9, Class A8, 5.250%, 10/25/33	4,429
213	Series 2003-S9, Class P, PO, 10/25/33	152
300	Series 2004-AR3, Class A1, VAR, 2.703%, 06/25/34	295
2,030	Series 2004-AR3, Class A2, VAR, 2.703%, 06/25/34	1,998
1,842	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	1,938
498	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	521
852	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	884
1,263	Series 2004-S1, Class 1A3, VAR, 0.662%, 03/25/34	1,267
3,476	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	3,474
455	Series 2006-AR10, Class 2P, VAR, 0.000%, 09/25/36	264
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
489	Series 2005-1, Class 1A1, 5.500%, 03/25/35	462
12,805	Series 2005-2, Class 1A4, IF, IO, 4.789%, 04/25/35	1,049
1,428	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,251
431	Series 2005-4, Class DP, PO, 06/25/20	302
1,758	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,554
15,868	Series 2005-11, Class A4, IF, IO, 4.689%, 01/25/36	1,804
	Washington Mutual MSC Mortgage Pass-Through Certificates,
163	Series 2002-MS12, Class A, 6.500%, 05/25/32	171
1,186	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	1,221
165	Series 2004-RA4, Class 1P, PO, 04/25/19	146
	Wells Fargo Mortgage-Backed Securities Trust,
818	Series 2003-8, Class A9, 4.500%, 08/25/18	845
2,768	Series 2003-11, Class 1A4, 4.750%, 10/25/18	2,768
487	Series 2003-11, Class 1APO, PO, 10/25/18	408
877	Series 2003-13, Class A7, 4.500%, 11/25/18	891
197	Series 2003-14, Class 1A1, 4.750%, 12/25/18	201
1,645	Series 2003-15, Class 1A1, 4.750%, 12/25/18	1,693
463	Series 2003-16, Class 2A1, 4.500%, 12/25/18	473

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
13,146	Series 2003-16, Class 2AIO, IO, VAR, 0.115%, 12/25/18	34
836	Series 2003-17, Class APO, PO, 01/25/34	608
1,068	Series 2003-K, Class 1A1, VAR, 4.464%, 11/25/33	1,076
293	Series 2003-K, Class 1A2, VAR, 4.464%, 11/25/33	301
470	Series 2004-1, Class A11, PO, 02/25/34	318
463	Series 2004-2, Class APO, PO, 01/25/19	384
387	Series 2004-7, Class 2A1, 4.500%, 07/25/19	393
1,336	Series 2004-7, Class 2A2, 5.000%, 07/25/19	1,398
548	Series 2004-B, Class A1, VAR, 4.930%, 02/25/34	569
1,236	Series 2004-BB, Class A4, VAR, 2.746%, 01/25/35	1,241
2,435	Series 2004-EE, Class 2A1, VAR, 2.853%, 12/25/34	2,383
304	Series 2004-EE, Class 2A2, VAR, 2.853%, 12/25/34	310
1,238	Series 2004-EE, Class 3A1, VAR, 2.952%, 12/25/34	1,237
1,684	Series 2004-I, Class 1A1, VAR, 2.892%, 07/25/34	1,758
2,553	Series 2004-P, Class 2A1, VAR, 2.910%, 09/25/34	2,587
213	Series 2004-Q, Class 1A3, VAR, 4.879%, 09/25/34	200
3,683	Series 2004-U, Class A1, VAR, 2.920%, 10/25/34	3,682
1,756	Series 2004-V, Class 1A1, VAR, 2.862%, 10/25/34	1,749
971	Series 2005-1, Class 2A1, 5.000%, 01/25/20	1,000
525	Series 2005-9, Class 1APO, PO, 10/25/35	349
1,546	Series 2005-13, Class A1, 5.000%, 11/25/20	1,615
170	Series 2005-15, Class APO, PO, 12/25/20	139
751	Series 2005-AR16, Class 2A1, VAR, 2.764%, 10/25/35	713
901	Series 2005-AR8, Class 2A1, VAR, 2.849%, 06/25/35	896
2,200	Series 2007-7, Class A7, 6.000%, 06/25/37	2,094
1,562	Series 2007-11, Class A14, 6.000%, 08/25/37	1,490

		571,540

	Total Collateralized Mortgage Obligations (Cost $1,521,468)	1,600,356

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — 1.0%
	Banc of America Commercial Mortgage, Inc.,
700	Series 2005-3, Class A4, 4.668%, 07/10/43	734
800	Series 2005-3, Class AM, 4.727%, 07/10/43	827
500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	537
1,000	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	1,093
2,000	Series 2006-4, Class A4, 5.634%, 07/10/46	2,172
500	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.452%, 03/11/39	545
1,446	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	1,515
4,801	FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	4,800
32,168	GS Mortgage Securities Corp. II, Series 2006-GG8, Class X, IO, VAR, 0.652%, 11/10/39 (e)	724
108,920	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class X1, IO, VAR, 0.086%, 06/12/43	780
70,831	LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class XCL, IO, VAR, 0.113%, 02/15/41 (e)	719
500	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.659%, 05/12/39	548
250	Morgan Stanley Capital I, Series 2007-T27, Class A4, VAR, 5.650%, 06/11/42	272
	Morgan Stanley Reremic Trust,
1,607	3.000%, 07/17/56	1,612
4,500	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	4,782

	Total Commercial Mortgage-Backed Securities (Cost $21,042)	21,660

Mortgage Pass-Through Securities — 20.4%
	Federal Home Loan Mortgage Corp.,
225	ARM, 2.455%, 03/01/35	236
324	ARM, 2.480%, 12/01/33	339
395	ARM, 2.629%, 04/01/34	411
478	ARM, 2.724%, 12/01/35	501
155	ARM, 3.446%, 07/01/37	163
751	ARM, 3.642%, 03/01/36	792
459	ARM, 3.779%, 11/01/36	483
464	ARM, 3.855%, 03/01/36	487
86	ARM, 4.019%, 01/01/30	90
455	ARM, 5.287%, 05/01/38	481
598	ARM, 5.516%, 05/01/36	629
538	ARM, 5.621%, 04/01/38	570
278	ARM, 5.771%, 05/01/37	296

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	169

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
1,642	ARM, 5.804%, 10/01/36	1,728
706	ARM, 5.836%, 11/01/36	748
280	ARM, 5.865%, 02/01/37	297
2,541	ARM, 6.005%, 11/01/36	2,712
1,034	ARM, 6.018%, 06/01/36	1,107
232	ARM, 6.024%, 02/01/37	245
611	ARM, 6.026%, 12/01/36	647
378	ARM, 6.054%, 10/01/37	396
258	ARM, 6.055%, 10/01/36	277
491	ARM, 6.060%, 02/01/37	518
695	ARM, 6.229%, 09/01/37	740
1,761	6.230%, 09/01/36 - 03/01/37	1,849
383	ARM, 6.294%, 10/01/36	402
331	ARM, 6.405%, 02/01/37	355
717	ARM, 6.674%, 10/01/36	751
1,017	ARM, 6.680%, 11/01/36	1,091
427	ARM, 6.743%, 08/01/36	448
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
287	3.500%, 05/01/19	296
7,449	4.000%, 06/01/13 - 06/01/19 (m)	7,748
2,921	4.500%, 07/01/14 - 10/01/18	3,050
466	5.000%, 12/01/18	500
3,409	5.500%, 06/01/17 - 02/01/23	3,680
4,616	6.000%, 06/01/17 - 03/01/22	5,032
1,047	6.500%, 08/01/12 - 03/01/22	1,141
498	7.000%, 01/01/17 - 07/01/17	540
46	7.500%, 08/01/11 - 12/01/15	47
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
6,000	5.500%, 04/01/27 - 03/01/28	6,434
1,306	6.000%, 01/01/14 - 02/01/24	1,440
2,346	6.500%, 05/01/22 - 01/01/28	2,611
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,180	4.000%, 10/01/33	2,173
13,878	5.000%, 05/01/36 - 08/01/40	14,551
5,296	5.500%, 10/01/33 - 07/01/35	5,710
1,224	6.000%, 11/01/28 - 12/01/33	1,346
9,036	6.500%, 05/01/24 - 03/01/38 (m)	10,204
1,989	7.000%, 07/01/29 - 10/01/36	2,274
331	7.500%, 09/01/38	377
53	8.500%, 08/01/30	63
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,963	7.500%, 01/01/32 - 12/01/36	2,270
1,334	10.000%, 10/01/30	1,575

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Mortgage Corp. Gold Pools, Other,
7,252	5.500%, 02/01/18 - 11/01/35	7,681
8,970	6.500%, 11/01/36 - 10/17/38	9,819
722	7.000%, 12/01/14 - 08/01/47	799
53	7.500%, 10/01/37	60
131	10.500%, 07/20/21	147
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
11	7.500%, 03/01/17 - 05/01/17	12
10	8.750%, 06/01/17	11
5	10.500%, 05/01/19	6
12	12.000%, 08/01/15 - 07/01/19	13
	Federal National Mortgage Association,
769	ARM, 1.695%, 08/01/34	786
368	ARM, 1.909%, 01/01/33	377
3,945	ARM, 2.034%, 01/01/35 (m)	4,105
342	ARM, 2.041%, 02/01/35	356
622	ARM, 2.044%, 02/01/35	647
23	ARM, 2.079%, 03/01/19	23
1,337	ARM, 2.244%, 05/01/35	1,384
455	ARM, 2.270%, 01/01/36	470
182	ARM, 2.402%, 11/01/33	190
255	ARM, 2.413%, 04/01/34	267
387	ARM, 2.416%, 06/01/35	407
468	ARM, 2.426%, 10/01/34	489
173	ARM, 2.438%, 01/01/34	181
688	ARM, 2.460%, 11/01/33	721
503	ARM, 2.471%, 06/01/34	527
207	ARM, 2.477%, 05/01/35	217
1,381	ARM, 2.556%, 04/01/35	1,450
509	ARM, 2.577%, 05/01/34	533
547	ARM, 2.608%, 02/01/34	572
899	ARM, 2.620%, 07/01/33	945
327	ARM, 2.637%, 09/01/35	344
415	ARM, 2.657%, 10/01/34	437
615	ARM, 2.663%, 10/01/34	645
567	ARM, 2.670%, 10/01/34	597
181	ARM, 2.735%, 05/01/35	190
390	ARM, 2.787%, 09/01/34	410
544	ARM, 2.926%, 08/01/34	570
7,755	ARM, 3.054%, 03/01/36	8,110
512	ARM, 3.060%, 09/01/33	537
980	ARM, 3.158%, 04/01/35	1,026
36	ARM, 3.328%, 09/01/27	36
453	ARM, 3.694%, 08/01/34	475

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
131	ARM, 3.983%, 03/01/29	135
308	ARM, 4.186%, 04/01/34	317
833	ARM, 4.936%, 07/01/33	882
936	ARM, 5.149%, 10/01/34	983
733	ARM, 5.200%, 09/01/36	772
534	ARM, 5.282%, 01/01/38	567
281	ARM, 5.540%, 07/01/37	299
267	ARM, 5.586%, 12/01/36	282
5,632	ARM, 5.696%, 01/01/23	6,047
1,224	ARM, 5.783%, 12/01/37	1,300
736	ARM, 5.850%, 12/01/36	779
542	ARM, 5.855%, 11/01/36	574
598	ARM, 5.876%, 07/01/36	633
1,354	ARM, 5.937%, 07/01/37	1,430
401	ARM, 5.938%, 10/01/36	424
525	ARM, 6.032%, 08/01/36	555
718	ARM, 6.167%, 11/01/37	760
1,100	ARM, 6.224%, 06/01/36	1,152
534	ARM, 6.225%, 10/01/36	562
	Federal National Mortgage Association, 15 Year, Single Family,
1,437	3.500%, 08/01/18	1,483
11,646	4.000%, 07/01/18 - 12/01/18 (m)	12,191
5,734	4.500%, 07/01/18 - 09/01/20	6,069
2,865	5.000%, 12/01/16 - 07/01/20	3,075
10,143	5.500%, 11/01/18 - 11/01/23	10,978
13,555	6.000%, 06/01/16 - 07/01/24	14,851
3,368	6.500%, 09/01/13 - 02/01/24	3,699
1,885	7.000%, 12/01/16 - 08/01/21	2,075
123	7.500%, 03/01/17 - 10/01/17	136
115	8.000%, 04/01/11 - 01/01/16	123
6	8.500%, 09/01/11	6
	Federal National Mortgage Association, 20 Year, Single Family,
8,911	3.500%, 12/01/30	8,663
980	5.500%, 02/01/23	1,065
11,064	6.000%, 02/01/14 - 09/01/29	12,051
3,359	6.500%, 06/01/16 - 12/01/27	3,733
81	7.500%, 09/01/21	94
	Federal National Mortgage Association, 30 Year, FHA/VA,
87	6.000%, 09/01/33	95
962	6.500%, 02/01/29 - 03/01/29	1,093
280	7.000%, 10/01/28 - 02/01/33	323
85	8.000%, 06/01/28	99
23	8.500%, 03/01/30 - 06/01/30	27
395	9.000%, 05/01/18 - 06/01/31	459

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

17	10.000%, 07/01/19	18
16	10.500%, 11/01/18	18
33	11.000%, 04/01/19	38
	Federal National Mortgage Association, 30 Year, Single Family,
4,726	4.000%, 08/01/33 - 04/01/34	4,712
3,357	4.500%, 05/01/29 - 09/01/34	3,451
15,532	5.000%, 05/01/33 - 08/01/40	16,346
19,402	5.500%, 11/01/32 - 10/01/39	20,910
6,669	6.000%, 12/01/28 - 09/01/36	7,333
34	6.250%, 07/01/23	37
25,760	6.500%, 11/01/29 - 10/01/38	28,917
10,903	7.000%, 04/01/17 - 01/01/39	12,495
6,792	7.500%, 08/01/36 - 04/01/39	7,887
1,529	8.000%, 03/01/27 - 10/01/36	1,775
172	8.500%, 12/01/27 - 02/01/30	202
1	9.000%, 04/01/26	1
16	9.500%, 07/01/28	19
10	10.000%, 02/01/24	12
15	12.500%, 01/01/16	16
	Federal National Mortgage Association, Other,
4,100	3.350%, 11/01/20	3,897
2,990	3.430%, 10/01/20	2,860
2,988	3.600%, 09/01/20	2,896
6,957	3.621%, 09/01/20	6,704
2,986	3.658%, 10/01/20	2,880
3,000	3.680%, 09/01/20	2,927
2,000	3.980%, 11/01/16	2,064
1,167	4.000%, 11/01/33	1,145
2,000	4.061%, 01/01/21	1,975
8,000	4.201%, 07/01/20	8,112
1,983	4.257%, 04/01/20	2,001
3,478	4.443%, 08/01/20	3,575
812	4.500%, 11/01/14 - 08/01/33	850
3,969	4.514%, 04/01/20	4,074
4,956	4.515%, 02/01/20	5,098
7,286	4.546%, 02/01/20	7,507
5,000	4.640%, 01/01/21	5,169
4,959	4.681%, 12/01/19	5,146
1,045	5.000%, 04/01/22 - 01/01/36	1,092
6,095	5.500%, 05/01/13 - 04/01/38	6,444
6,124	6.000%, 02/01/36 - 11/01/39	6,579
848	6.500%, 10/01/35 - 06/01/36	948
3,016	7.000%, 12/01/36 - 10/01/46	3,405
34	10.195%, 06/15/21	38
7	10.250%, 07/15/13	8
9	11.000%, 08/20/20	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	171

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
157	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	171
	Government National Mortgage Association II, 30 Year, Single Family,
586	3.500%, 09/20/33	566
5,090	6.500%, 10/20/33 - 01/20/39	5,703
27	7.500%, 02/20/28 - 09/20/28	31
41	8.000%, 06/20/26 - 11/20/28	48
25	8.500%, 03/20/25 - 05/20/25	29
1,509	Government National Mortgage Association II, Other, 6.500%, 09/20/34	1,699
	Government National Mortgage Association, 15 Year, Single Family,
352	6.000%, 06/15/18	385
93	7.000%, 09/15/14 - 10/15/16	101
65	7.500%, 11/15/17	71
233	8.000%, 01/15/16	253
	Government National Mortgage Association, 20 Year, Single Family,
613	6.500%, 08/15/22 - 11/15/23	703
95	7.000%, 08/15/23	109
	Government National Mortgage Association, 30 Year, Single Family,
158	6.375%, 08/15/26	178
4,877	6.500%, 10/15/27 - 04/15/33	5,541
3,468	7.000%, 09/15/31 - 03/15/37	4,002
118	7.500%, 11/15/22 - 01/15/33	137
15	8.000%, 09/15/22 - 04/15/28	18
14	9.000%, 02/15/30 - 01/15/31	17
1,255	9.500%, 10/15/24	1,478
13	11.000%, 01/15/21	14

	Total Mortgage Pass-Through Securities (Cost $439,881)	453,109

U.S. Government Agency Securities — 0.5%
2,110	Federal Home Loan Bank, 4.720%, 09/20/12	2,207
1,000	Federal Home Loan Mortgage Corp., 5.500%, 08/23/17	1,150
	Federal National Mortgage Association,
3,000	Zero Coupon, 07/05/14	2,806
3,000	Zero Coupon, 06/01/17	2,439
2,000	5.375%, 06/12/17	2,284
518	5.500%, 03/15/11	519

	Total U.S. Government Agency Securities (Cost $11,193)	11,405

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — 2.5%
	U.S. Treasury Bonds,
13,000	7.500%, 11/15/16 (m)	16,567
343	8.125%, 08/15/19	473
350	8.500%, 02/15/20	497
7,510	8.875%, 08/15/17	10,333
506	8.875%, 02/15/19	721
350	U.S. Treasury Inflation Indexed Note, 2.375%, 04/15/11	389
	U.S. Treasury Notes,
3,500	3.125%, 10/31/16	3,636
4,905	3.125%, 04/30/17	5,063
1,737	3.125%, 05/15/19	1,742
7,000	3.250%, 12/31/16	7,301
2,000	3.250%, 03/31/17	2,081
2,725	4.750%, 08/15/17	3,070
	U.S. Treasury STRIPS,
932	05/15/14	893
3,000	02/15/15	2,805
129	02/15/16	116
500	11/15/16	434
700	05/15/19	536
150	02/15/25	82
200	08/15/28	89
500	02/15/29	217

	Total U.S. Treasury Obligations (Cost $55,419)	57,045

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
29,013	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $29,013)	29,013

	Total Investments — 99.7% (Cost $2,122,286)	2,217,204
	Other Assets in Excess of Liabilities — 0.3%	5,824

	NET ASSETS — 100.0%	$2,223,028

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 8.7%
13,586	AH Mortgage Advance Trust, Series 2010-ADV2, Class A1, 4.210%, 05/10/41 (e)	13,637
	Ally Auto Receivables Trust,
581	Series 2009-A, Class A2, 1.320%, 03/15/12 (e)	582
5,500	Series 2009-A, Class A3, 2.330%, 06/17/13 (e)	5,579
568	Series 2009-B, Class A2, 1.210%, 06/15/12 (e)	569
6,810	Series 2009-B, Class A3, 1.980%, 10/15/13 (e)	6,904
5,295	Series 2010-1, Class A3, 1.450%, 05/15/14	5,340
2,000	Series 2010-1, Class A4, 2.300%, 12/15/14	2,039
5,595	Series 2010-3, Class A3, 1.110%, 10/15/14	5,586
8,860	Series 2010-3, Class A4, 1.550%, 08/17/15	8,783
5,000	Series 2010-5, Class A4, 1.750%, 03/15/16	4,950
8,800	Series 2011-1, Class A3, 1.380%, 01/15/15	8,798
	AmeriCredit Automobile Receivables Trust,
916	Series 2006-BG, Class A4, 5.210%, 09/06/13	926
711	Series 2008-AF, Class A3, 5.680%, 12/12/12	717
291	Series 2009-1, Class A2, 2.260%, 05/15/12	292
9,705	Series 2009-1, Class A3, 3.040%, 10/15/13	9,858
1,482	Series 2010-1, Class A2, 0.970%, 01/15/13	1,482
5,535	Series 2010-1, Class A3, 1.660%, 03/17/14	5,579
6,600	Series 2010-3, Class A3, 1.140%, 04/08/15	6,589
3,627	Series 2010-A, Class A2, 1.460%, 11/06/13	3,646
1,420	Series 2011-1, Class A2, 0.840%, 06/09/14	1,419
7,510	Series 2011-1, Class A3, 1.390%, 09/08/15	7,505
110	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.387%, 08/25/32	77
25,601	Arch Bay Asset-Backed Securities, Series 2010-1, Class A, VAR, 5.000%, 01/25/48 (e)	25,953
	Bank of America Auto Trust,
616	Series 2008-1A, Class A3A, 4.970%, 09/20/12 (e)	623
7,524	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	7,599
24,552	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	25,426
18,388	Series 2009-2A, Class A3, 2.130%, 09/15/13 (e)	18,539
21,649	Series 2009-2A, Class A4, 3.030%, 10/15/16 (e)	22,323
8,956	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	9,020
4,154	Series 2009-3A, Class A4, 2.670%, 12/15/16 (e)	4,269
7,475	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	7,522
4,120	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	4,193
4,400	Series 2010-2, Class A3, 1.310%, 07/15/14	4,433

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,100	Series 2010-2, Class A4, 1.940%, 06/15/17	5,157
	Bear Stearns Asset-Backed Securities Trust,
863	Series 2003-SD2, Class 2A, VAR, 3.163%, 06/25/43	845
988	Series 2006-SD1, Class A, VAR, 0.632%, 04/25/36	753
	Capital Auto Receivables Asset Trust,
1,345	Series 2007-1, Class A4A, 5.010%, 04/16/12	1,357
2,572	Series 2007-2, Class A4A, 5.390%, 02/18/14	2,615
448	Series 2008-1, Class A3A, 3.860%, 08/15/12	452
11,498	Series 2008-1, Class A4A, 4.460%, 07/15/14	11,868
265	Capital One Multi-Asset Execution Trust, Series 2006-A6, Class A6, 5.300%, 02/18/14	267
	CarMax Auto Owner Trust,
583	Series 2007-1, Class A4, 5.240%, 06/15/12	586
828	Series 2007-2, Class A4, 5.270%, 11/15/12	841
1,974	Series 2008-1, Class A4A, 4.790%, 02/15/13	2,019
13,308	Series 2009-1, Class A3, 4.120%, 03/15/13	13,534
3,940	Series 2010-1, Class A3, 1.560%, 07/15/14	3,970
6,895	Series 2010-1, Class A4, 2.400%, 04/15/15	7,062
10,550	Series 2010-2, Class A3, 1.410%, 02/16/15	10,621
270	Caterpillar Financial Asset Trust, Series 2008-A, Class A3, 4.940%, 04/25/14	271
4,703	Centex Home Equity, Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	4,422
	Chrysler Financial Auto Securitization Trust,
30,195	Series 2009-A, Class A3, 2.820%, 01/15/16	30,645
2,965	Series 2009-B, Class A2, 1.150%, 11/08/11	2,968
5,632	Series 2010-A, Class A3, 0.910%, 08/08/13	5,633
2,500	Citibank Credit Card Issuance Trust, Series 2008-A5, Class A5, 4.850%, 04/22/15	2,690
	CitiFinancial Auto Issuance Trust,
4,898	Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	4,911
23,650	Series 2009-1, Class A3, 2.590%, 10/15/13 (e)	24,013
1,500	Series 2009-1, Class A4, 3.150%, 08/15/16 (e)	1,542
	CNH Equipment Trust,
584	Series 2009-A, Class A3, 5.280%, 11/15/12	589
145	Series 2009-B, Class A3, 2.970%, 03/15/13	145
3,663	Series 2009-C, Class A3, 1.850%, 12/16/13	3,685
11,627	Series 2010-A, Class A3, 1.540%, 07/15/14	11,712
1,581	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, VAR, 0.862%, 10/25/34	1,196
1,958	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.572%, 11/25/35	1,864

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	173

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
109	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	104
	Daimler Chrysler Auto Trust,
586	Series 2006-D, Class A4, 4.940%, 02/08/12	586
1,912	Series 2007-A, Class A4, 5.280%, 03/08/13	1,955
8,382	Series 2008-A, Class A4, 4.480%, 08/08/14	8,556
	Discover Card Master Trust,
9,460	Series 2008-A3, Class A3, 5.100%, 10/15/13	9,517
1,255	Series 2008-A4, Class A4, 5.650%, 12/15/15	1,379
	Ford Credit Auto Owner Trust,
386	Series 2006-C, Class A4A, 5.150%, 02/15/12	388
798	Series 2007-A, Class A4A, 5.470%, 06/15/12	811
3,046	Series 2007-B, Class A4A, 5.240%, 07/15/12	3,090
446	Series 2008-A, Class A3A, 3.960%, 04/15/12	449
48	Series 2008-B, Class A3A, 4.280%, 05/15/12	48
23,230	Series 2009-A, Class A4, 6.070%, 05/15/14	24,940
9,040	Series 2009-B, Class A3, 2.790%, 08/15/13	9,156
6,600	Series 2009-B, Class A4, 4.500%, 07/15/14	6,989
4,286	Series 2009-D, Class A3, 2.170%, 10/15/13	4,334
790	Series 2010-B, Class A3, 0.980%, 10/15/14	792
5,250	Series 2010-B, Class A4, 1.580%, 09/15/15	5,246
	GE Capital Credit Card Master Note Trust,
13,630	Series 2009-2, Class A, 3.690%, 07/15/15	14,149
12,420	Series 2009-3, Class A, 2.540%, 09/15/14	12,546
7,670	Series 2009-4, Class A, 3.800%, 11/15/17	8,101
115	GSAA Trust, Series 2006-3, Class A1, VAR, 0.341%, 03/25/36	93
	Harley-Davidson Motorcycle Trust,
536	Series 2006-3, Class A4, 5.220%, 06/15/13	543
1,627	Series 2007-1, Class A4, 5.210%, 06/17/13	1,657
12,033	Series 2007-2, Class A4, 5.120%, 08/15/13	12,325
1,279	Series 2007-3, Class A4, 5.520%, 11/15/13	1,315
3,376	Series 2009-1, Class A3, 3.190%, 11/15/13	3,418
7,640	Series 2009-1, Class A4, 4.550%, 01/15/17	7,985
1,092	Series 2009-3, Class A2, 0.940%, 04/15/12	1,092
6,555	Series 2009-3, Class A3, 1.740%, 09/15/13	6,601
	Honda Auto Receivables Owner Trust,
3,896	Series 2008-1, Class A4, 4.880%, 09/18/14	3,958
3,364	Series 2009-2, Class A3, 2.790%, 01/15/13	3,398
2,470	Series 2009-3, Class A3, 2.310%, 05/15/13	2,495
1,430	Series 2009-3, Class A4, 3.300%, 09/15/15	1,481
6,290	Series 2010-1, Class A3, 1.250%, 10/21/13	6,327
8,825	Series 2011-1, Class A3, 1.130%, 10/15/14	8,829
882	Household Automotive Trust, Series 2006-3, Class A4, 5.340%, 09/17/13	885

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	HSBC Home Equity Loan Trust,
10,931	Series 2005-2, Class A1, VAR, 0.532%, 01/20/35	10,060
12,803	Series 2005-2, Class M1, VAR, 0.722%, 01/20/35	11,913
5,941	Series 2005-2, Class M2, VAR, 0.752%, 01/20/35	5,209
8,665	Series 2006-1, Class A1, VAR, 0.422%, 01/20/36	8,028
9,325	Series 2006-2, Class A1, VAR, 0.412%, 03/20/36	8,847
14,917	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	15,564
9,725	Series 2006-4, Class A3F, SUB, 5.300%, 03/20/36	10,064
10,020	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	10,255
8,458	Series 2007-2, Class A2F, SUB, 5.690%, 07/20/36	8,672
9,199	Series 2007-3, Class APT, VAR, 1.463%, 11/20/36	8,505
24,693	Huntington Auto Trust, Series 2009-1A, Class A3, 3.940%, 06/17/13 (e)	25,020
	Hyundai Auto Receivables Trust,
2,563	Series 2008-A, Class A3, 4.930%, 12/17/12	2,607
7,500	Series 2009-A, Class A3, 2.030%, 08/15/13	7,573
725	Series 2010-A, Class A3, 1.500%, 10/15/14	732
4,300	Series 2010-B, Class A3, 0.970%, 04/15/15	4,296
10,145	Series 2010-B, Class A4, 1.630%, 03/15/17	9,999
2,395	Series 2011-A, Class A3, 1.160%, 04/15/15	2,395
5,185	Series 2011-A, Class A4, 1.780%, 12/15/15	5,184
	John Deere Owner Trust,
1,371	Series 2009-A, Class A3, 2.590%, 10/15/13	1,383
4,589	Series 2009-B, Class A3, 1.570%, 10/15/13	4,614
1,166	Mastr Asset-Backed Securities Trust, Series 2005-HE2, Class A3, VAR, 0.532%, 10/25/35	1,159
239	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	251
	Mercedes-Benz Auto Receivables Trust,
9,680	Series 2009-1, Class A3, 1.670%, 01/15/14	9,771
7,500	Series 2010-1, Class A3, 1.420%, 08/15/14	7,563
1,291	Mid-State Trust, Series 6, Class A1, 7.340%, 07/01/35	1,350
25,575	MMCA Automobile Trust, Series 2009-A, Class A3, 3.930%, 03/15/13 (e)	25,994
1,128	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 2.512%, 03/25/33	738

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
1,149	MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 0.362%, 12/25/31	930
16,167	NCUA Guaranteed Notes, Series 2010-A1, Class A, VAR, 0.614%, 12/07/20	16,185
	Nissan Auto Receivables Owner Trust,
2,002	Series 2007-B, Class A4, 5.160%, 03/17/14	2,050
1,091	Series 2008-B, Class A3, 4.460%, 04/16/12	1,097
2,099	Series 2009-1, Class A3, 5.000%, 09/15/14	2,151
4,789	Series 2009-A, Class A3, 3.200%, 02/15/13	4,847
5,670	Series 2010-A, Class A3, 0.870%, 07/15/14	5,664
1,500	Series 2010-A, Class A4, 1.310%, 09/15/16	1,488
4,594	Novastar Home Equity Loan, Series 2005-1, Class M1, VAR, 0.712%, 06/25/35	4,556
49	Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.349%, 03/25/32	45
21	Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	21
	Santander Drive Auto Receivables Trust,
4,360	Series 2010-3, Class A3, 1.200%, 06/16/14	4,362
2,100	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	2,123
8,183	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.532%, 06/25/35	7,651
	Toyota Auto Receivables Owner Trust,
7,710	Series 2010-C, Class A3, 0.770%, 04/15/14	7,701
9,010	Series 2011-A, Class A3, 0.980%, 10/15/14	8,960
8,300	Series 2011-A, Class A4, 1.560%, 05/15/15	8,299
	USAA Auto Owner Trust,
2,135	Series 2007-1, Class A4, 5.550%, 02/15/13	2,140
979	Series 2008-2, Class A3, 4.640%, 10/15/12	985
1,479	Series 2008-3, Class A3, 4.280%, 10/15/12	1,486
8,658	Series 2009-2, Class A3, 1.540%, 02/18/14	8,716
1,570	Series 2009-2, Class A4, 2.530%, 07/15/15	1,614
50	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	50
	World Omni Auto Receivables Trust,
3,648	Series 2007-B, Class A4, 5.390%, 05/15/13	3,737
2,925	Series 2008-A, Class A4, 4.740%, 10/15/13	3,028
1,074	Series 2008-B, Class A3A, 5.130%, 04/15/13	1,088
2,000	Series 2008-B, Class A4, 5.580%, 04/15/14	2,104
3,804	Series 2009-A, Class A3, 3.330%, 05/15/13	3,849
3,960	Series 2010-A, Class A3, 1.340%, 12/16/13	3,982
11,865	Series 2010-A, Class A4, 2.210%, 05/15/15	12,093

	Total Asset-Backed Securities (Cost $889,253)	895,276

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 10.6%
		Agency CMO — 6.4%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
1,496		Series 31, Class Z, 8.000%, 04/25/24	1,684
202		Series 56, Class Z, 7.500%, 09/20/26	227
		Federal Home Loan Mortgage Corp. REMICS,
18		Series 2, Class Z, 9.300%, 03/15/19	19
9		Series 12, Class A, 9.250%, 11/15/19	11
22		Series 16, Class D, 10.000%, 10/15/19	24
34		Series 17, Class I, 9.900%, 10/15/19	37
56		Series 23, Class F, 9.600%, 04/15/20	62
21		Series 26, Class F, 9.500%, 02/15/20	24
5		Series 81, Class A, 8.125%, 11/15/20	5
25		Series 85, Class C, 8.600%, 01/15/21	27
22		Series 99, Class Z, 9.500%, 01/15/21	24
3		Series 159, Class H, 4.500%, 09/15/21	4
6		Series 189, Class D, 6.500%, 10/15/21	6
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
6		Series 1053, Class G, 7.000%, 03/15/21	6
14		Series 1056, Class KZ, 6.500%, 03/15/21	15
7		Series 1074, Class H, 8.500%, 05/15/21	8
22		Series 1082, Class C, 9.000%, 05/15/21	25
8		Series 1087, Class I, 8.500%, 06/15/21	9
28		Series 1125, Class Z, 8.250%, 08/15/21	31
27		Series 1142, Class IA, 7.000%, 10/15/21	30
4		Series 1169, Class G, 7.000%, 11/15/21	4
57		Series 1343, Class LA, 8.000%, 08/15/22	66
13		Series 1424, Class F, VAR, 2.058%, 11/15/22	13
261		Series 1480, Class LZ, 7.500%, 03/15/23	293
680		Series 1560, Class Z, 7.000%, 08/15/23	756
45		Series 1641, Class FA, VAR, 1.262%, 12/15/13	45
175		Series 1754, Class Z, 8.500%, 09/15/24	195
384		Series 1779, Class Z, 8.500%, 04/15/25	436
8		Series 1807, Class G, 9.000%, 10/15/20	9
1,099		Series 1888, Class Z, 7.000%, 08/15/26	1,222
395		Series 2065, Class PV, 7.000%, 08/17/27	395
1,494		Series 2358, Class PD, 6.000%, 09/15/16	1,607
2,046		Series 2363, Class PF, 6.000%, 09/15/16	2,199
980		Series 2390, Class CH, 5.500%, 12/15/16	1,060
1,998		Series 2418, Class MF, 6.000%, 02/15/22	2,174
431		Series 2425, Class JH, 6.000%, 03/15/17	469
1,682		Series 2453, Class BD, 6.000%, 05/15/17	1,809
1,076		Series 2458, Class OE, 6.000%, 06/15/17	1,161
778		Series 2496, Class BK, 5.500%, 09/15/17	846

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	175

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
576	Series 2503, Class TG, 5.500%, 09/15/17	627
611	Series 2508, Class AQ, 5.500%, 10/15/17	666
2,686	Series 2513, Class DB, 5.000%, 10/15/17	2,866
2,307	Series 2533, Class PE, 5.500%, 12/15/21	2,368
38	Series 2534, Class HM, 4.500%, 10/15/16	38
4,533	Series 2561, Class UE, 5.500%, 06/15/22	4,818
339	Series 2575, Class KA, 5.000%, 11/15/17	356
54	Series 2578, Class DA, 4.500%, 09/15/16	53
96	Series 2579, Class GQ, 4.000%, 01/15/17	97
438	Series 2583, Class TD, 4.500%, 12/15/13	445
473	Series 2587, Class WB, 5.000%, 11/15/16	479
16,617	Series 2600, Class MD, 5.500%, 06/15/32	17,706
1,299	Series 2617, Class VN, 5.500%, 04/15/14	1,369
51	Series 2632, Class NE, 4.000%, 06/15/13	51
4,737	Series 2635, Class MS, IF, IO, 7.484%, 02/15/18	471
6,900	Series 2638, Class JG, 5.000%, 02/15/33	7,373
112	Series 2640, Class VM, 4.500%, 12/15/21	115
2,817	Series 2641, Class KJ, 4.000%, 01/15/18	2,938
644	Series 2643, Class ME, 3.500%, 03/15/18	668
910	Series 2666, Class OC, 5.500%, 01/15/22	960
217	Series 2685, Class MX, 4.000%, 07/15/16	220
89	Series 2718, Class TC, 5.000%, 04/15/27	89
387	Series 2755, Class PA, PO, 02/15/29	382
3,860	Series 2761, Class CB, 4.000%, 03/15/19	4,040
4,185	Series 2763, Class PD, 4.500%, 12/15/17	4,339
2,350	Series 2765, Class CA, 4.000%, 07/15/17	2,424
3,500	Series 2773, Class OB, 5.000%, 02/15/19	3,766
321	Series 2780, Class YP, 7.500%, 08/15/18	340
286	Series 2782, Class HE, 4.000%, 09/15/17	296
92	Series 2786, Class PC, 4.500%, 10/15/16	92
1,675	Series 2812, Class AB, 4.500%, 10/15/18	1,747
572	Series 2825, Class VP, 5.500%, 06/15/15	617
4,000	Series 2836, Class PX, 4.000%, 05/15/18	4,169
5,638	Series 2859, Class SA, IF, IO, 6.984%, 11/15/18	448
4,573	Series 2864, Class NB, 5.500%, 07/15/33	5,015
2,872	Series 2875, Class HA, 4.000%, 11/15/18	2,998
1,807	Series 2924, Class DA, 4.500%, 02/15/19	1,886
579	Series 2927, Class YN, 4.500%, 10/15/32	608
35,000	Series 2928, Class ND, 5.000%, 10/15/30	36,489
723	Series 2956, Class LD, 5.000%, 05/15/18	740
907	Series 2962, Class WJ, 5.500%, 06/15/24	956
16,006	Series 2989, Class MU, IF, IO, 6.734%, 07/15/34	3,178

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,558	Series 2993, Class MN, 5.000%, 06/15/23	1,604
1,546	Series 2995, Class FT, VAR, 0.516%, 05/15/29	1,542
646	Series 3001, Class YN, 4.500%, 06/15/33	678
3,517	Series 3002, Class BN, 5.000%, 07/15/35	3,751
888	Series 3005, Class PV, IF, 12.311%, 10/15/33	1,013
3,585	Series 3036, Class NB, 5.000%, 01/15/29	3,698
501	Series 3047, Class OB, 5.500%, 12/15/33	530
13,278	Series 3080, Class TZ, 5.500%, 02/15/33	13,982
1,023	Series 3153, Class JB, 5.500%, 01/15/28	1,024
3,467	Series 3197, Class AB, 5.500%, 08/15/13	3,548
1,318	Series 3242, Class NC, 5.750%, 12/15/28	1,341
1,969	Series 3242, Class PA, 5.750%, 11/15/29	2,022
1,436	Series 3280, Class MA, 5.500%, 05/15/26	1,443
9,757	Series 3305, Class IW, IF, IO, 6.184%, 04/15/37	1,356
3,775	Series 3320, Class TB, 5.500%, 06/15/30	3,835
587	Series 3329, Class JA, 6.000%, 08/15/28	604
879	Series 3356, Class PA, 6.000%, 11/15/26	882
757	Series 3363, Class A, 5.000%, 07/15/16	786
57,767	Series 3420, Class EI, IO, SUB, 2.031%, 08/15/37	1,684
13,862	Series 3429, Class S, IF, IO, 6.554%, 03/15/38	1,890
35,717	Series 3437, Class DI, IO, 1.559%, 02/15/12	387
26,717	Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	473
6,290	Series 3546, Class A, VAR, 5.934%, 02/15/39	6,700
4,393	Series 3564, Class JA, 4.000%, 01/15/18	4,628
8,358	Series 3572, Class JS, IF, IO, 6.534%, 09/15/39	1,205
18,535	Series 3609, Class SA, IF, IO, 6.074%, 12/15/39	3,589
1,206	Series R008, Class FK, VAR, 0.666%, 07/15/23	1,207
49	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.449%, 09/25/29	53
	Federal National Mortgage Association REMICS,
18	Series 1988-7, Class Z, 9.250%, 04/25/18	20
22	Series 1988-13, Class C, 9.300%, 05/25/18	25
16	Series 1988-15, Class A, 9.000%, 06/25/18	18
18	Series 1988-16, Class B, 9.500%, 06/25/18	21
14	Series 1989-2, Class D, 8.800%, 01/25/19	17
40	Series 1989-27, Class Y, 6.900%, 06/25/19	43
11	Series 1989-54, Class E, 8.400%, 08/25/19	12

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
10		Series 1989-66, Class J, 7.000%, 09/25/19	11
7		Series 1989-70, Class G, 8.000%, 10/25/19	8
153		Series 1989-72, Class E, 9.350%, 10/25/19	175
19		Series 1989-89, Class H, 9.000%, 11/25/19	22
6		Series 1989-96, Class H, 9.000%, 12/25/19	7
13		Series 1990-7, Class B, 8.500%, 01/25/20	14
9		Series 1990-12, Class G, 4.500%, 02/25/20	9
194		Series 1990-19, Class G, 9.750%, 02/25/20	219
44		Series 1990-58, Class J, 7.000%, 05/25/20	49
39		Series 1990-61, Class H, 7.000%, 06/25/20	42
18		Series 1990-106, Class J, 8.500%, 09/25/20	21
8		Series 1990-109, Class J, 7.000%, 09/25/20	9
23		Series 1990-111, Class Z, 8.750%, 09/25/20	26
10		Series 1990-117, Class E, 8.950%, 10/25/20	11
12		Series 1990-123, Class G, 7.000%, 10/25/20	13
12		Series 1990-132, Class Z, 7.000%, 11/25/20	14
429		Series 1990-137, Class X, 9.000%, 12/25/20	490
4		Series 1991-53, Class J, 7.000%, 05/25/21	5
24		Series 1991-130, Class C, 9.000%, 09/25/21	27
3		Series 1992-96, Class B, PO, 05/25/22	2
2,361		Series 1992-131, Class KB, 8.000%, 08/25/22	2,662
2,285		Series 1992-185, Class L, 8.000%, 10/25/22	2,570
8		Series 1993-165, Class SN, IF, 11.471%, 09/25/23	10
—	(h)	Series 1993-225, Class MC, PO, 11/25/23	—	(h)
63		Series 1993-235, Class G, PO, 09/25/23	56
4,257		Series 1994-15, Class ZK, 5.500%, 02/25/24	4,631
6,376		Series 1994-43, Class PK, 6.350%, 02/25/24	7,045
—	(h)	Series 1997-46, Class PN, 6.500%, 07/18/12	—	(h)
4		Series 1997-55, Class B, 7.000%, 02/18/27	5
7,640		Series 1999-6, Class PB, 6.000%, 03/25/19	8,315
1,603		Series 1999-42, Class SA, IF, IO, 7.939%, 10/25/28	46
1,781		Series 2002-2, Class MG, 6.000%, 02/25/17	1,918
963		Series 2002-3, Class OG, 6.000%, 02/25/17	1,035
1,753		Series 2002-28, Class LD, 6.000%, 05/25/17	1,887
1,018		Series 2002-58, Class HC, 5.500%, 09/25/17	1,105
2,003		Series 2002-59, Class UC, 5.500%, 09/25/17	2,177
640		Series 2002-63, Class KC, 5.000%, 10/25/17	683
1,514		Series 2003-3, Class PD, 5.000%, 08/25/16	1,535
6,666		Series 2003-5, Class SE, IF, IO, 7.388%, 08/25/22	579
2,595		Series 2003-16, Class LJ, 5.000%, 03/25/18	2,777
165		Series 2003-21, Class M, 5.000%, 02/25/17	167

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
22,119	Series 2003-23, Class PG, 5.500%, 01/25/32	23,106
8,642	Series 2003-25, Class CS, IF, IO, 7.388%, 03/25/17	227
1,453	Series 2003-25, Class SC, IF, IO, 7.388%, 03/25/17	20
2,424	Series 2003-42, Class CI, IO, 6.500%, 05/25/33	500
3,443	Series 2003-49, Class IO, IO, 6.500%, 06/25/33	713
6,582	Series 2003-57, Class IB, IO, 5.000%, 06/25/18	617
6,931	Series 2003-69, Class GI, IO, 5.000%, 12/25/31	495
5,720	Series 2003-89, Class DC, 5.000%, 12/25/32	6,075
3,390	Series 2003-92, Class HP, 4.500%, 09/25/18	3,603
765	Series 2003-120, Class BQ, 4.000%, 09/25/16	775
3,221	Series 2003-129, Class ME, 5.000%, 08/25/23	3,452
6,230	Series 2004-65, Class EJ, 5.000%, 05/25/23	6,476
1,304	Series 2004-72, Class F, VAR, 0.762%, 09/25/34	1,308
363	Series 2004-101, Class AR, 5.500%, 01/25/35	398
769	Series 2005-1, Class HC, 5.000%, 09/25/28	783
15,564	Series 2005-19, Class PA, 5.500%, 07/25/34	16,973
3,831	Series 2005-19, Class SK, IF, IO, 6.488%, 11/25/22	197
653	Series 2005-27, Class TH, 5.500%, 07/25/31	678
2,801	Series 2005-30, Class TA, 5.000%, 04/25/22	2,859
4,811	Series 2005-38, Class FK, VAR, 0.561%, 05/25/35	4,806
679	Series 2005-40, Class YA, 5.000%, 09/25/20	703
226	Series 2005-47, Class AN, 5.000%, 12/25/16	227
400	Series 2005-48, Class OM, 5.000%, 03/25/30	409
512	Series 2005-84, Class MB, 5.750%, 10/25/35	564
856	Series 2005-104, Class YA, 5.500%, 10/25/19	859
6,299	Series 2006-22, Class DV, 5.500%, 03/25/17	6,857
3,555	Series 2006-39, Class WB, 5.500%, 10/25/30	3,711
10,484	Series 2006-58, Class ST, IF, IO, 6.888%, 07/25/36	2,012
21	Series 2006-102, Class MA, 6.000%, 07/25/27	21
1,324	Series 2007-16, Class FC, VAR, 1.012%, 03/25/37	1,318
2,772	Series 2007-22, Class SC, IF, IO, 5.819%, 03/25/37	331

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	177

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
17,512	Series 2007-33, Class MS, IF, IO, 6.329%, 04/25/37	2,856
566	Series 2007-47, Class PA, 5.000%, 02/25/28	567
9,300	Series 2007-47, Class PB, 5.000%, 09/25/29	9,431
4,046	Series 2007-54, Class FA, VAR, 0.662%, 06/25/37	4,051
5,952	Series 2007-76, Class DB, 6.000%, 05/25/33	6,341
2,064	Series 2007-79, Class MA, 5.500%, 12/25/28	2,099
19,349	Series 2007-85, Class SH, IF, IO, 6.239%, 09/25/37	2,838
16,840	Series 2007-95, Class A1, VAR, 0.510%, 08/27/36	16,799
3,627	Series 2007-106, Class A7, VAR, 5.975%, 10/25/37	3,782
6,564	Series 2008-18, Class SE, IF, IO, 6.009%, 03/25/38	793
69,796	Series 2008-35, Class EI, IO, VAR, 1.555%, 03/25/12	916
1,630	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	211
2,301	Series 2008-77, Class VA, 6.000%, 07/25/19	2,532
16,011	Series 2008-81, Class KA, 5.000%, 10/25/22	16,913
29,173	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	2,709
7,126	Series 2009-29, Class LA, VAR, 4.951%, 05/25/39	7,069
59,075	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	5,396
9,358	Series 2009-108, Class VN, 5.000%, 09/25/39	9,986
82,793	Series 2009-112, Class SW, IF, IO, 5.988%, 01/25/40	9,757
10,310	Series 2010-9, Class PA, 4.500%, 10/25/39	10,630
9,048	Series 2010-19, Class VA, 5.000%, 02/25/21	9,660
17,785	Series 2010-60, Class IO, IO, 4.000%, 06/25/20	1,969
17,900	Series 2010-64, Class DM, 5.000%, 06/25/40	18,777
15,026	Series 2010-64, Class EH, 5.000%, 10/25/35	15,912
23,654	Series 2010-111, Class AE, 5.500%, 04/25/38	25,272
17	Series G-11, Class Z, 8.500%, 05/25/21	21
7	Series G-22, Class ZT, 8.000%, 12/25/16	9
7	Series G-41, Class PT, 7.500%, 10/25/21	8
1,189	Series G92-19, Class M, 8.500%, 04/25/22	1,465
33	Series G92-35, Class E, 7.500%, 07/25/22	36
1,034	Series G92-35, Class EA, 8.000%, 07/25/22	1,261
16	Series G92-40, Class ZC, 7.000%, 07/25/22	18

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
139	Series G92-44, Class ZQ, 8.000%, 07/25/22	169
37	Series G92-54, Class ZQ, 7.500%, 09/25/22	41
5,402	Series G92-64, Class J, 8.000%, 11/25/22	6,586
2,199	Series G92-66, Class K, 8.000%, 12/25/22	2,680
2,096	Series G94-6, Class PJ, 8.000%, 05/17/24	2,359
	Federal National Mortgage Association STRIPS,
1	Series 25, Class 1, 6.000%, 02/01/13	—	(h)
106	Series 108, Class 1, PO, 03/01/20	103
3	Series 268, Class 2, IO, 9.000%, 02/01/23	1
3,807	Series 334, Class 9, IO, 6.000%, 03/01/33	747
1,903	Series 334, Class 13, IO, VAR, 6.000%, 03/01/33	377
1,726	Series 334, Class 17, IO, VAR, 6.500%, 02/01/33	292
2,236	Series 334, Class 24, IO, VAR, 6.000%, 02/01/18	215
13,526	Series 343, Class 21, IO, 4.000%, 09/01/18	1,105
5,539	Series 345, Class 22, IO, VAR, 4.500%, 05/01/20	532
2,380	Series 351, Class 28, IO, VAR, 5.000%, 04/01/19	252
1,625	Series 356, Class 16, IO, VAR, 5.500%, 06/01/35	301
1,651	Series 359, Class 16, IO, VAR, 5.500%, 10/01/35	298
2,134	Series 369, Class 19, IO, VAR, 6.000%, 10/01/36	401
1,241	Series 369, Class 26, IO, VAR, 6.500%, 10/01/36	232
6,244	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	912
9,228	Series 394, Class C3, IO, 6.500%, 09/25/38	1,894
	Federal National Mortgage Association Whole Loan,
2	Series 1995-W3, Class A, 9.000%, 04/25/25	3
16,783	Series 2007-W1, Class 1AF1, VAR, 0.521%, 11/25/46	16,569
	Government National Mortgage Association,
110	Series 1997-12, Class D, 7.500%, 09/20/27	125
2,110	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	395
40,724	Series 2006-23, Class S, IF, IO, 6.237%, 01/20/36	5,073
68,507	Series 2006-26, Class S, IF, IO, 6.237%, 06/20/36	7,553
38,722	Series 2007-16, Class KU, IF, IO, 6.387%, 04/20/37	5,502

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
11,568	Series 2008-75, Class SP, IF, IO, 7.207%, 08/20/38	1,652
16,811	Series 2009-14, Class KS, IF, IO, 6.037%, 03/20/39	1,862
4,550	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	691
40,548	Series 2009-14, Class SA, IF, IO, 5.817%, 03/20/39	4,466
46,098	Series 2009-106, Class XL, IF, IO, 6.487%, 06/20/37	6,306
5,132	Series 2010-14, Class QP, 6.000%, 12/20/39	5,552
	NCUA Guaranteed Notes,
30,402	Series 2010-C1, Class A1, 1.600%, 10/29/20	29,716
19,500	Series 2010-R3, Class 1A, VAR, 0.823%, 12/08/20	19,591
12,736	Series 2010-R3, Class 3A, 2.400%, 12/08/20	12,454
23	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	26

		660,519

	Non-Agency CMO — 4.2%
	ABN Amro Mortgage Corp.,
5,739	Series 2003-7, Class A3, 4.500%, 07/25/18	5,846
2,627	Series 2003-9, Class A1, 4.500%, 08/25/18	2,698
493	Series 2003-9, Class A2, 4.500%, 08/25/18	496
20,000	American General Mortgage Loan Trust, Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	20,953
	Banc of America Mortgage Securities, Inc.,
893	Series 2004-3, Class 1A23, 4.500%, 04/25/34	892
1,407	Series 2004-4, Class 1A9, 5.000%, 05/25/34	1,416
6,918	Series 2004-4, Class 4A1, 4.750%, 05/25/19	7,125
2,085	Series 2004-5, Class 3A5, 4.750%, 06/25/19	2,082
11,460	Series 2004-5, Class 4A1, 4.750%, 06/25/19	11,700
1,354	Series 2004-6, Class 1A8, 5.500%, 07/25/34	1,365
15,256	Series 2005-1, Class 2A1, 5.000%, 02/25/20	15,536
4,663	Series 2007-1, Class 1A7, 5.750%, 03/25/37	4,689
	BCAP LLC Trust,
702	Series 2006-RR1, Class PA, 5.000%, 11/25/36	702
6,666	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	6,816
2,630	Series 2010-RR4, Class 4A1, VAR, 0.401%, 01/26/37 (e)	2,577
9,788	Series 2010-RR4, Class 5A7, VAR, 0.581%, 05/26/37 (e)	9,372

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
137	Series 2010-RR5, Class 6A1, VAR, 0.371%, 03/26/37 (e)	135
6,449	Series 2010-RR6, Class 23A7, VAR, 0.471%, 06/26/37 (e)	6,288
27,669	Series 2010-RR9, Class 1A3, VAR, 4.746%, 08/28/37 (e)	27,877
5,505	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/26/35 (e)	5,529
5,578	Series 2010-RR10, Class 4A5, VAR, 4.000%, 09/26/37 (e)	5,591
347	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 2.798%, 10/25/33	342
149	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.471%, 06/25/34	151
	Chase Mortgage Finance Corp.,
5,959	Series 2003-S10, Class A1, 4.750%, 11/25/18	6,124
1,894	Series 2003-S13, Class A2, 5.000%, 11/25/33	1,945
3,665	Citicorp Mortgage Securities, Inc., Series 2006-1, Class 2A1, 5.000%, 02/25/21	3,685
	Citigroup Mortgage Loan Trust, Inc.,
2,185	Series 2003-UP3, Class A1, 7.000%, 09/25/33	2,242
8,361	Series 2004-UST1, Class A6, VAR, 5.074%, 08/25/34	8,623
10,477	Series 2008-AR4, Class 1A1A, VAR, 5.331%, 11/25/38	10,268
308	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	311
262	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	269
	Countrywide Home Loan Mortgage Pass-Through Trust,
7,938	Series 2003-34, Class A6, 5.250%, 09/25/33	8,074
3,415	Series 2003-J13, Class 1A5, 5.250%, 11/25/14	3,448
6,634	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	6,889
1,493	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,524
	CS First Boston Mortgage Securities Corp.,
1,669	Series 2003-17, Class 2A6, 3.500%, 07/25/18	1,710
4,548	Series 2003-23, Class 8A1, 5.000%, 09/25/18	4,652
6,244	Series 2004-8, Class 6A1, 4.500%, 12/25/19	6,478

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	179

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,015	Series 2007-5, Class 5A5, VAR, 5.390%, 12/25/14	991
	First Horizon Asset Securities, Inc.,
7,895	Series 2003-8, Class 2A1, 4.500%, 09/25/18	8,122
4,249	Series 2004-7, Class 2A1, 4.750%, 12/25/19	4,368
	GMAC Mortgage Corp. Loan Trust,
7,470	Series 2003-AR1, Class A4, VAR, 3.403%, 10/19/33	7,523
421	Series 2003-J4, Class 2A1, 4.750%, 09/25/18	433
5,372	GSR Mortgage Loan Trust, Series 2004-10F, Class 1A6, 4.500%, 08/25/19	5,477
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.622%, 02/25/35	2,540
	JP Morgan Mortgage Trust,
8,941	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	8,735
10,378	Series 2006-A2, Class 4A1, VAR, 2.927%, 08/25/34	10,336
12	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	14
4,045	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, VAR, 2.899%, 11/21/34	4,070
	MASTR Alternative Loans Trust,
333	Series 2004-8, Class 6A1, 5.500%, 09/25/19	340
5,754	Series 2004-8, Class 7A1, 5.000%, 09/25/19	6,003
	MASTR Asset Securitization Trust,
1,686	Series 2002-7, Class 1A1, 5.500%, 11/25/17	1,747
4,509	Series 2003-2, Class 1A1, 5.000%, 03/25/18	4,597
2,588	Series 2003-11, Class 10A1, 5.000%, 12/25/18	2,668
6,206	Series 2004-6, Class 6A1, 4.500%, 07/25/19	6,389
1,620	Series 2006-1, Class 1A1, 5.750%, 05/25/36	1,648
1,824	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.542%, 08/25/35	1,664
7	Merrill Lynch Trust, Series 44, Class G, 9.000%, 08/20/20	7
567	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	583
	Nomura Asset Acceptance Corp.,
1,725	Series 2005-AR1, Class 1A1, VAR, 2.786%, 02/25/35	1,375
960	Series 2005-AR2, Class 3A1, VAR, 0.511%, 05/25/35	866

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,584	Series 2005-AR6, Class 4A1, VAR, 0.521%, 12/25/35	1,344
8	Paine Webber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	9
9,889	Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	10,361
	Residential Accredit Loans, Inc.,
556	Series 2003-QR24, Class A7, 4.000%, 07/25/33	536
3,272	Series 2003-QS1, Class A6, 4.250%, 01/25/33	3,240
727	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.000%, 11/25/31	724
5,586	Structured Asset Securities Corp., Series 2003-8, Class 1A2, 5.000%, 04/25/18	5,757
6,457	Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VAR, 0.381%, 07/25/36	6,435
4,800	WaMu Mortgage Pass-Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	5,038
321	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS3, Class 1A4, 6.500%, 05/25/32	327
	Wells Fargo Mortgage-Backed Securities Trust,
7,891	Series 2003-10, Class A1, 4.500%, 09/25/18	8,188
6,316	Series 2003-11, Class 2A1, 4.750%, 10/25/18	6,468
6,287	Series 2003-12, Class A1, 4.750%, 11/25/18	6,487
7,242	Series 2003-12, Class A2, 4.500%, 11/25/18	7,441
658	Series 2003-12, Class A3, 5.000%, 11/25/18	682
5,946	Series 2003-15, Class 1A1, 4.750%, 12/25/18	6,121
8,109	Series 2003-16, Class 2A1, 4.500%, 12/25/18	8,294
5,039	Series 2003-K, Class 1A1, VAR, 4.464%, 11/25/33	5,078
80	Series 2003-K, Class 1A2, VAR, 4.464%, 11/25/33	82
11,982	Series 2003-M, Class A1, VAR, 4.690%, 12/25/33	12,408
6,449	Series 2004-7, Class 2A1, 4.500%, 07/25/19	6,544
2,968	Series 2004-EE, Class 2A2, VAR, 2.853%, 12/25/34	3,021
3,778	Series 2004-EE, Class 3A2, VAR, 2.952%, 12/25/34	3,845
7,725	Series 2004-O, Class A1, VAR, 4.860%, 08/25/34	7,905

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
11,753	Series 2005-1, Class 1A1, 4.750%, 01/25/20	12,055
11,627	Series 2005-13, Class A1, 5.000%, 11/25/20	12,146

		427,452

	Total Collateralized Mortgage Obligations (Cost $1,066,886)	1,087,971

Commercial Mortgage-Backed Securities — 2.2%
	Banc of America Commercial Mortgage, Inc.,
658	Series 2002-2, Class A2, 4.772%, 07/11/43	661
3,280	Series 2004-2, Class A3, 4.050%, 11/10/38	3,330
3,760	Series 2004-5, Class A3, 4.561%, 11/10/41	3,812
	BCRR Trust,
218	Series 2010-LEAF, Class 1A, 4.230%, 02/22/41 (e)	218
41	Series 2010-LEAF, Class 10A, 4.230%, 02/22/34 (e)	41
33,746	Series 2010-LEAF, Class 35A, 4.230%, 11/22/33 (e)	34,201
20,092	Series 2010-LEAF, Class 36A, 4.230%, 03/22/31 (e)	20,536
	Bear Stearns Commercial Mortgage Securities,
5,215	Series 2002-TOP6, Class A2, 6.460%, 10/15/36	5,405
2,825	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	2,979
190	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.727%, 03/15/49	190
1,771	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, VAR, 5.440%, 09/15/30 (e)	1,844
1,330	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	1,397
3,169	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A2, 4.630%, 05/10/43	3,201
	CS First Boston Mortgage Securities Corp.,
479	Series 2002-CKS4, Class A1, 4.485%, 11/15/36	479
2,344	Series 2005-C6, Class A2FX, VAR, 5.207%, 12/15/40	2,407
16,412	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	16,711
	GMAC Commercial Mortgage Securities, Inc.,
1,228	Series 2003-C1, Class A1, 3.337%, 05/10/36	1,242
169	Series 2003-C3, Class A3, 4.646%, 04/10/40	176
1,446	GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2, VAR, 6.449%, 08/05/18 (e)	1,474

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

158	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A2, 4.201%, 12/15/29	159
385	Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.071%, 10/12/41	387
16,609	Morgan Stanley, 3.000%, 07/17/56	16,656
	Morgan Stanley Capital I,
3,227	Series 2003-T11, Class A3, 4.850%, 06/13/41	3,285
151	Series 2006-T23, Class A1, 5.682%, 08/12/41	151
	Morgan Stanley Reremic Trust,
26,500	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	26,697
9,955	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	10,579
1,929	Nomura Asset Securities Corp., Series 1998-D6, Class A1C, 6.690%, 03/15/30	2,029
4,414	Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.669%, 02/11/36	4,428
	Prudential Mortgage Capital Funding LLC,
10,000	Series 2001-ROCK, Class B, 6.760%, 05/10/34	10,038
10,000	Series 2001-ROCK, Class C, 6.936%, 05/10/34	10,059
	TIAA Retail Commercial Trust,
8,964	Series 2001-C1A, Class H, 5.770%, 06/19/33 (e)	9,601
14,650	Series 2001-C1A, Class J, 5.770%, 06/19/33 (e)	15,477
18,325	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.047%, 08/15/39	19,930

	Total Commercial Mortgage-Backed Securities (Cost $229,677)	229,780

Corporate Bonds — 15.3%
	Consumer Discretionary — 0.4%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
990	1.750%, 03/01/14	988
4,435	4.875%, 09/15/13	4,809

		5,797

	Automobiles — 0.0% (g)
	Daimler Finance North America LLC,
1,000	5.750%, 09/08/11	1,026
2,385	6.500%, 11/15/13	2,688

		3,714

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	181

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — 0.2%
310	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	351
1,463	Comcast Cable Communications LLC, 7.125%, 06/15/13	1,639
3,475	Cox Communications, Inc., 5.450%, 12/15/14	3,837
4,950	NBC Universal, Inc., 2.100%, 04/01/14 (e)	4,891
1,495	News America Holdings, Inc., 7.600%, 10/11/15	1,763
	Time Warner Cable, Inc.,
3,990	3.500%, 02/01/15	4,086
400	6.200%, 07/01/13	442
875	7.500%, 04/01/14	1,010
2,000	Viacom, Inc., 4.375%, 09/15/14	2,139
	Walt Disney Co. (The),
585	4.700%, 12/01/12	624
1,775	6.375%, 03/01/12	1,873

		22,655

	Multiline Retail — 0.0% (g)
1,256	Kohl’s Corp., 7.375%, 10/15/11	1,307
1,190	Target Corp., 5.125%, 01/15/13	1,280

		2,587

	Specialty Retail — 0.1%
	Home Depot, Inc.,
330	5.200%, 03/01/11	330
2,555	5.250%, 12/16/13	2,803
2,675	Staples, Inc., 9.750%, 01/15/14	3,231

		6,364

	Total Consumer Discretionary	41,117

	Consumer Staples — 0.7%
	Beverages — 0.4%
3,800	Anheuser-Busch InBev Worldwide, Inc., 7.200%, 01/15/14 (e)	4,350
1,840	Bottling Group LLC, 5.000%, 11/15/13	2,015
	Coca-Cola Co. (The),
1,385	1.500%, 11/15/15	1,325
5,050	3.625%, 03/15/14	5,359
	Coca-Cola Refreshments USA, Inc.,
980	5.000%, 08/15/13	1,068
1,773	7.375%, 03/03/14	2,061
1,585	8.500%, 02/01/12	1,700
475	Diageo Capital plc, (United Kingdom), 5.200%, 01/30/13	511
5,035	Diageo Finance B.V., (Netherlands), 5.500%, 04/01/13	5,465

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
	PepsiCo, Inc.,
2,975	3.750%, 03/01/14	3,162
980	4.650%, 02/15/13	1,048
5,325	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	5,823

		33,887

	Food & Staples Retailing — 0.1%
1,250	CVS Caremark Corp., 3.250%, 05/18/15	1,268
2,295	Kroger Co. (The), 7.500%, 01/15/14	2,630
	Wal-Mart Stores, Inc.,
1,900	2.250%, 07/08/15	1,897
695	4.550%, 05/01/13	747
2,780	7.250%, 06/01/13	3,159

		9,701

	Food Products — 0.2%
4,570	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	4,869
	Cargill, Inc.,
1,215	4.375%, 06/01/13 (e)	1,289
1,385	5.000%, 11/15/13 (e)	1,509
1,450	5.200%, 01/22/13 (e)	1,554
	General Mills, Inc.,
2,600	5.250%, 08/15/13	2,840
1,770	5.650%, 09/10/12	1,894
600	HJ Heinz Finance Co., 6.625%, 07/15/11	613
710	Kellogg Co., 4.250%, 03/06/13	752
	Kraft Foods, Inc.,
1,500	5.250%, 10/01/13	1,628
1,115	6.000%, 02/11/13	1,211
1,081	6.250%, 06/01/12	1,149
2,780	6.750%, 02/19/14	3,156

		22,464

	Household Products — 0.0% (g)
425	Clorox Co., 5.450%, 10/15/12	453
905	Kimberly-Clark Corp., 5.625%, 02/15/12	949

		1,402

	Total Consumer Staples	67,454

	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
	Anadarko Petroleum Corp.,
435	5.750%, 06/15/14	478
2,000	7.625%, 03/15/14	2,290
3,660	Canadian Natural Resources Ltd., (Canada), 4.900%, 12/01/14	3,988

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
1,390	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	1,498
800	Chevron Corp., 3.950%, 03/03/14	856
1,145	ConocoPhillips, 4.750%, 02/01/14	1,249
3,158	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	3,450
5,490	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	5,687
3,721	PC Financial Partnership, 5.000%, 11/15/14	4,046
	Shell International Finance B.V., (Netherlands),
2,615	1.875%, 03/25/13	2,668
1,322	3.100%, 06/28/15	1,358
5,225	4.000%, 03/21/14	5,591
2,400	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	2,635
3,237	Total Capital Canada Ltd., (Canada), 1.625%, 01/28/14	3,244

	Total Energy	39,038

	Financials — 9.7%
	Capital Markets — 2.0%
	Bank of New York Mellon Corp. (The),
1,870	3.100%, 01/15/15	1,924
6,277	4.300%, 05/15/14	6,768
3,300	4.500%, 04/01/13	3,525
5,700	BlackRock, Inc., 3.500%, 12/10/14	5,984
5,380	Charles Schwab Corp. (The), 4.950%, 06/01/14	5,868
	Credit Suisse USA, Inc.,
8,587	5.125%, 01/15/14	9,325
6,020	6.125%, 11/15/11	6,254
580	FMR LLC, 4.750%, 03/01/13 (e)	606
	Goldman Sachs Group, Inc. (The),
8,405	3.700%, 08/01/15	8,521
460	4.750%, 07/15/13	490
8,280	5.000%, 10/01/14	8,920
4,235	5.150%, 01/15/14	4,574
950	5.250%, 04/01/13	1,014
8,955	5.250%, 10/15/13	9,704
3,000	5.500%, 11/15/14	3,292
18,840	6.000%, 05/01/14	20,862
	Jefferies Group, Inc.,
9,275	3.875%, 11/09/15	9,231
2,050	5.875%, 06/08/14	2,189
	Lehman Brothers Holdings, Inc.,
2,225	3.950%, 11/10/09 (d)	565
500	5.750%, 07/18/11 (d)	127

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
1,062	6.625%, 01/18/12 (d)	269
1,705	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	1,902
	Merrill Lynch & Co., Inc.,
968	5.000%, 01/15/15	1,030
4,376	5.450%, 02/05/13	4,662
4,591	5.450%, 07/15/14	4,945
13,651	6.150%, 04/25/13	14,748
	Morgan Stanley,
1,600	4.100%, 01/26/15	1,647
11,342	4.200%, 11/20/14	11,776
915	4.750%, 04/01/14	957
8,805	5.300%, 03/01/13	9,388
13,150	6.000%, 05/13/14	14,388
	Nomura Holdings, Inc., (Japan),
2,345	4.125%, 01/19/16	2,335
8,505	5.000%, 03/04/15	8,885
	Northern Trust Corp.,
1,400	4.625%, 05/01/14	1,525
2,910	5.300%, 08/29/11	2,976
3,220	5.500%, 08/15/13	3,547
5,353	State Street Corp., 4.300%, 05/30/14	5,775
	UBS AG, (Switzerland),
488	2.250%, 08/12/13	493
6,670	3.875%, 01/15/15	6,849

		207,840

	Commercial Banks — 2.9%
1,000	American Express Bank FSB, 5.500%, 04/16/13	1,075
1,190	ANZ National (International) Ltd., (New Zealand), 2.375%, 12/21/12 (e)	1,208
1,700	Australia & New Zealand Banking Group Ltd., (Australia), 2.125%, 01/10/14 (e)	1,710
	Bank of Nova Scotia, (Canada),
5,236	1.650%, 10/29/15 (e)	5,004
5,300	2.250%, 01/22/13	5,427
2,782	Bank of Tokyo-Mitsubishi UFJ Ltd., (Japan), 2.600%, 01/22/13 (e)	2,845
	Barclays Bank plc, (United Kingdom),
8,995	2.500%, 01/23/13	9,146
10,925	2.500%, 09/21/15 (e)	10,715
4,450	3.900%, 04/07/15	4,593
2,980	5.200%, 07/10/14	3,221
	BB&T Corp.,
6,154	3.375%, 09/25/13	6,431

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	183

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
6,745	3.850%, 07/27/12	7,002
4,555	4.750%, 10/01/12	4,790
1,232	5.200%, 12/23/15	1,325
5,000	BNY Mellon N.A., 4.750%, 12/15/14	5,425
3,385	Branch Banking & Trust Co., 4.875%, 01/15/13	3,577
	Canadian Imperial Bank of Commerce, (Canada),
2,330	2.350%, 12/11/15	2,263
3,000	2.600%, 07/02/15 (e)	3,013
1,290	Comerica, Inc., 3.000%, 09/16/15	1,285
	Credit Suisse, (Switzerland),
5,225	3.450%, 07/02/12	5,392
7,820	3.500%, 03/23/15	7,998
6,514	5.000%, 05/15/13	6,982
3,600	5.500%, 05/01/14	3,958
	Deutsche Bank AG, (Germany),
8,290	2.375%, 01/11/13	8,429
5,500	3.250%, 01/11/16	5,515
3,890	3.875%, 08/18/14	4,072
1,445	4.875%, 05/20/13	1,540
600	5.375%, 10/12/12	639
6,640	Deutsche Bank Financial LLC, 5.375%, 03/02/15	7,067
12,209	DnB NOR Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	11,721
4,700	HSBC Bank USA N.A., 4.625%, 04/01/14	4,991
1,650	HSBC Holdings plc, (United Kingdom), 5.250%, 12/12/12	1,749
	KeyBank N.A.,
1,778	5.500%, 09/17/12	1,887
750	5.700%, 08/15/12	792
1,290	5.800%, 07/01/14	1,411
720	KeyCorp, 6.500%, 05/14/13	789
1,525	M&I Marshall & Ilsley Bank, 5.150%, 02/22/12	1,515
805	M&T Bank Corp., 5.375%, 05/24/12	844
500	Manufacturers & Traders Trust Co., VAR, 1.803%, 04/01/13	499
1,213	Mellon Funding Corp., 6.400%, 05/14/11	1,227
5,070	National Australia Bank Ltd., (Australia), 2.500%, 01/08/13 (e)	5,171
7,480	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	7,488
8,105	National City Corp., 4.900%, 01/15/15	8,721
2,500	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	2,486

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
905	PNC Funding Corp., 3.625%, 02/08/15	937
10,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	10,168
5,788	SouthTrust Corp., 5.800%, 06/15/14	6,302
	SunTrust Banks, Inc.,
3,272	5.250%, 11/05/12	3,449
1,000	6.375%, 04/01/11	1,005
6,100	Toronto-Dominion Bank (The), (Canada), 2.200%, 07/29/15 (e)	6,015
	U.S. Bancorp,
1,075	2.450%, 07/27/15	1,064
5,938	2.875%, 11/20/14	6,089
1,595	4.200%, 05/15/14	1,705
	U.S. Bank N.A.,
5,020	4.950%, 10/30/14	5,469
6,202	6.300%, 02/04/14	6,935
	Wachovia Bank N.A.,
18,328	4.800%, 11/01/14	19,489
1,000	5.000%, 08/15/15	1,073
	Wachovia Corp.,
1,155	4.875%, 02/15/14	1,225
3,000	5.250%, 08/01/14	3,235
3,130	5.500%, 05/01/13	3,395
	Wells Fargo & Co.,
9,420	3.750%, 10/01/14	9,920
6,780	4.375%, 01/31/13	7,178
5,770	4.625%, 04/15/14	6,123
2,240	6.375%, 08/01/11	2,293
	Westpac Banking Corp., (Australia),
6,973	2.250%, 11/19/12	7,114
3,560	4.200%, 02/27/15	3,747

		296,868

	Consumer Finance — 1.0%
6,262	American Express Co., 7.250%, 05/20/14	7,161
	American Express Credit Corp.,
4,964	5.875%, 05/02/13	5,383
10,305	7.300%, 08/20/13	11,604
	American Honda Finance Corp.,
5,730	2.375%, 03/18/13 (e)	5,809
5,940	4.625%, 04/02/13 (e)	6,290
	Boeing Capital Corp.,
1,192	5.800%, 01/15/13	1,292
3,200	6.500%, 02/15/12	3,379
2,000	Capital One Bank USA N.A., 5.125%, 02/15/14	2,117

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Consumer Finance — Continued
	Capital One Financial Corp.,
500	5.500%, 06/01/15	544
2,260	7.375%, 05/23/14	2,604
1,490	FIA Card Services N.A., 7.125%, 11/15/12	1,610
	HSBC Finance Corp.,
7,250	4.750%, 07/15/13	7,715
1,625	5.250%, 04/15/15	1,730
3,500	5.900%, 06/19/12	3,696
13,071	6.375%, 11/27/12	14,124
2,830	7.000%, 05/15/12	3,013
	John Deere Capital Corp.,
1,335	2.950%, 03/09/15	1,366
2,450	4.500%, 04/03/13	2,614
325	4.950%, 12/17/12	348
2,327	5.100%, 01/15/13	2,498
6,770	5.250%, 10/01/12	7,236
2,044	5.650%, 07/25/11	2,088
	MBNA Corp.,
1,860	6.125%, 03/01/13	1,993
500	7.500%, 03/15/12	532
2,737	Toyota Motor Credit Corp., 3.200%, 06/17/15	2,820
993	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	999
2,000	Washington Mutual Finance Corp., 6.875%, 05/15/11	2,024

		102,589

	Diversified Financial Services — 2.5%
3,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	3,143
	Bank of America Corp.,
6,005	4.900%, 05/01/13	6,361
975	5.125%, 11/15/14	1,038
2,345	5.375%, 09/11/12	2,476
388	7.125%, 10/15/11	403
14,520	7.375%, 05/15/14	16,532
	BP Capital Markets plc, (United Kingdom),
1,190	3.125%, 03/10/12	1,217
1,870	3.625%, 05/08/14	1,954
4,000	3.875%, 03/10/15	4,191
3,015	5.250%, 11/07/13	3,273
	Caterpillar Financial Services Corp.,
6,687	4.850%, 12/07/12	7,139
2,265	4.900%, 08/15/13	2,457
3,080	6.125%, 02/17/14	3,474
1,880	6.200%, 09/30/13	2,108

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
	Citigroup, Inc.,
2,300	5.500%, 08/27/12	2,434
14,270	5.500%, 04/11/13	15,297
6,000	5.850%, 07/02/13	6,491
19,350	6.000%, 12/13/13	21,164
10,065	6.010%, 01/15/15	11,045
6,445	6.375%, 08/12/14	7,191
4,428	6.500%, 08/19/13	4,880
	CME Group, Inc.,
9,813	5.400%, 08/01/13	10,767
1,070	5.750%, 02/15/14	1,191
1,000	Diageo Investment Corp., 9.000%, 08/15/11	1,038
3,710	ERAC USA Finance LLC, 2.750%, 07/01/13 (e)	3,766
	General Electric Capital Corp.,
2,335	2.100%, 01/07/14	2,342
10,055	3.500%, 06/29/15	10,331
5,000	3.750%, 11/14/14	5,234
5,000	4.750%, 09/15/14	5,385
2,736	4.875%, 03/04/15	2,952
10,500	5.250%, 10/19/12	11,171
13,757	5.450%, 01/15/13	14,754
11,926	5.500%, 06/04/14	13,062
3,225	5.650%, 06/09/14	3,528
14,910	5.875%, 02/15/12	15,653
14,402	5.900%, 05/13/14	16,008
7,815	6.000%, 06/15/12	8,311
4,365	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	4,437
885	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	908

		255,106

	FDIC Guaranteed Securities (~) — 0.1%
	General Electric Capital Corp.,
2,500	2.625%, 12/28/12	2,585
3,530	3.000%, 12/09/11	3,603
3,150	Morgan Stanley, 3.250%, 12/01/11	3,220
2,220	Wells Fargo & Co., 3.000%, 12/09/11	2,266

		11,674

	Insurance — 0.9%
5,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	5,532
1,420	Allstate Corp. (The), 5.000%, 08/15/14	1,554
8,290	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	8,976
2,343	AON Corp., 3.500%, 09/30/15	2,351

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	185

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
1,454	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	1,527
	Berkshire Hathaway Finance Corp.,
6,615	4.000%, 04/15/12	6,855
2,495	5.000%, 08/15/13	2,720
4,840	CNA Financial Corp., 5.850%, 12/15/14	5,229
5,938	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	6,420
	MassMutual Global Funding II,
1,084	2.300%, 09/28/15 (e)	1,051
3,445	3.625%, 07/16/12 (e)	3,562
	Metropolitan Life Global Funding I,
3,463	2.500%, 01/11/13 (e)	3,529
2,701	2.500%, 09/29/15 (e)	2,634
11,835	2.875%, 09/17/12 (e)	12,102
2,645	5.125%, 04/10/13 (e)	2,832
1,200	5.200%, 09/18/13 (e)	1,300
1,000	Monumental Global Funding II, 5.650%, 07/14/11 (e)	1,013
2,000	Monumental Global Funding Ltd., (Cayman Islands), 5.500%, 04/22/13 (e)	2,129
	New York Life Global Funding,
2,730	3.000%, 05/04/15 (e)	2,771
2,400	4.650%, 05/09/13 (e)	2,567
285	5.250%, 10/16/12 (e)	305
1,400	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	1,489
	Pricoa Global Funding I,
500	4.625%, 06/25/12 (e)	521
1,975	5.400%, 10/18/12 (e)	2,103
4,220	5.450%, 06/11/14 (e)	4,598
1,000	5.625%, 05/24/11 (e)	1,011
609	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	631
	Principal Life Income Funding Trusts,
1,060	5.150%, 06/17/11	1,074
1,110	5.300%, 12/14/12	1,190
4,125	5.300%, 04/24/13	4,435
1,380	Travelers Property Casualty Corp., 5.000%, 03/15/13	1,480

		95,491

	Real Estate Investment Trusts (REITs) — 0.1%
2,000	ERP Operating LP, 5.200%, 04/01/13	2,143
5,252	HCP, Inc., 2.700%, 02/01/14	5,293

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
	Simon Property Group LP,
673	4.200%, 02/01/15	709
1,470	5.375%, 06/01/11	1,471
1,125	6.750%, 05/15/14	1,265

		10,881

	Thrifts & Mortgage Finance — 0.2%
2,150	Countrywide Financial Corp., 5.800%, 06/07/12	2,267
1,100	Golden West Financial Corp., 4.750%, 10/01/12	1,161
15,324	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	15,414

		18,842

	Total Financials	999,291

	Health Care — 0.2%
	Health Care Equipment & Supplies — 0.1%
	Baxter International, Inc.,
1,650	1.800%, 03/15/13	1,673
255	4.000%, 03/01/14	271
1,925	Medtronic, Inc., 3.000%, 03/15/15	1,975

		3,919

	Health Care Providers & Services — 0.0% (g)
820	Medco Health Solutions, Inc., 2.750%, 09/15/15	813
2,095	UnitedHealth Group, Inc., 5.000%, 08/15/14	2,285
550	WellPoint Health Networks, Inc., 6.375%, 01/15/12	577
215	WellPoint, Inc., 6.000%, 02/15/14	240

		3,915

	Pharmaceuticals — 0.1%
2,635	Abbott Laboratories, 2.700%, 05/27/15	2,677
850	Eli Lilly & Co., 3.550%, 03/06/12	873
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,164
2,525	Merck & Co., Inc., 4.750%, 03/01/15	2,762
2,793	Wyeth, 5.500%, 02/01/14	3,099

		11,575

	Total Health Care	19,409

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
2,335	BAE Systems Holdings, Inc., 5.200%, 08/15/15 (e)	2,498

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Aerospace & Defense — Continued
	Boeing Co. (The),
1,000	3.500%, 02/15/15	1,046
3,085	5.000%, 03/15/14	3,387
2,190	5.125%, 02/15/13	2,359
2,460	General Dynamics Corp., 5.250%, 02/01/14	2,706
1,000	Northrop Grumman Corp., 3.700%, 08/01/14	1,045
612	United Technologies Corp., 6.100%, 05/15/12	652

		13,693

	Air Freight & Logistics — 0.0% (g)
2,540	United Parcel Service, Inc., 4.500%, 01/15/13	2,709

	Commercial Services & Supplies — 0.1%
	Pitney Bowes, Inc.,
685	3.875%, 06/15/13	713
2,375	4.875%, 08/15/14	2,498
1,100	Waste Management, Inc., 6.375%, 11/15/12	1,198

		4,409

	Industrial Conglomerates — 0.1%
3,767	General Electric Co., 5.000%, 02/01/13	4,035
	Honeywell International, Inc.,
1,115	3.875%, 02/15/14	1,190
1,285	4.250%, 03/01/13	1,368

		6,593

	Machinery — 0.0% (g)
745	Caterpillar, Inc., 7.000%, 12/15/13	856
1,475	Deere & Co., 6.950%, 04/25/14	1,708
	PACCAR, Inc.,
100	6.375%, 02/15/12	105
1,150	6.875%, 02/15/14	1,318

		3,987

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
5,596	5.900%, 07/01/12	5,957
3,170	6.750%, 07/15/11	3,246
2,000	7.000%, 02/01/14	2,283
	Canadian National Railway Co., (Canada),
4,485	4.400%, 03/15/13	4,783
605	4.950%, 01/15/14	661
539	6.375%, 10/15/11	559
3,330	CSX Corp., 6.300%, 03/15/12	3,502
1,000	Ryder System, Inc., 3.600%, 03/01/16	992
	Union Pacific Corp.,
1,433	5.125%, 02/15/14	1,560

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
4,235	5.450%, 01/31/13	4,572

		28,115

	Total Industrials	59,506

	Information Technology — 0.6%
	Communications Equipment — 0.0% (g)
1,230	Cisco Systems, Inc., 2.900%, 11/17/14	1,291

	Computers & Peripherals — 0.2%
	Dell, Inc.,
3,378	2.300%, 09/10/15	3,317
790	3.375%, 06/15/12	813
2,310	4.700%, 04/15/13	2,473
745	5.625%, 04/15/14	820
	Hewlett-Packard Co.,
770	2.125%, 09/13/15	756
490	2.950%, 08/15/12	504
350	4.500%, 03/01/13	373
2,500	4.750%, 06/02/14	2,720
6,905	6.125%, 03/01/14	7,744
950	6.500%, 07/01/12	1,021
	International Business Machines Corp.,
1,655	2.100%, 05/06/13	1,693
2,330	4.750%, 11/29/12	2,487
1,250	6.500%, 10/15/13	1,417
650	7.500%, 06/15/13	740

		26,878

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
805	3.375%, 11/01/15	794
7,416	6.875%, 07/01/13	8,096

		8,890

	IT Services — 0.1%
7,130	HP Enterprise Services LLC, 6.000%, 08/01/13	7,885

	Office Electronics — 0.1%
	Xerox Corp.,
3,421	5.650%, 05/15/13	3,701
1,000	6.875%, 08/15/11	1,027
2,505	8.250%, 05/15/14	2,931

		7,659

	Software — 0.1%
2,691	Intuit, Inc., 5.400%, 03/15/12	2,798
3,155	Microsoft Corp., 2.950%, 06/01/14	3,296

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	187

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Software — Continued
	Oracle Corp.,
4,025	3.750%, 07/08/14	4,278
3,535	4.950%, 04/15/13	3,824

		14,196

	Total Information Technology	66,799

	Materials — 0.5%
	Chemicals — 0.3%
845	Air Products & Chemicals, Inc., 4.150%, 02/01/13	883
	Dow Chemical Co. (The),
835	4.850%, 08/15/12	879
4,314	5.900%, 02/15/15	4,810
954	7.600%, 05/15/14	1,108
	EI du Pont de Nemours & Co.,
2,856	1.950%, 01/15/16	2,758
3,225	3.250%, 01/15/15	3,345
1,708	5.000%, 01/15/13	1,833
	Potash Corp. of Saskatchewan, Inc., (Canada),
3,153	3.750%, 09/30/15	3,286
3,025	7.750%, 05/31/11	3,078
5,994	PPG Industries, Inc., 5.750%, 03/15/13	6,489
	Praxair, Inc.,
3,045	1.750%, 11/15/12	3,085
2,240	2.125%, 06/14/13	2,285
1,920	3.950%, 06/01/13	2,033
830	4.625%, 03/30/15	896

		36,768

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
695	4.800%, 04/15/13	749
2,443	5.125%, 03/29/12	2,558
950	6.750%, 11/01/13	1,073
4,120	8.500%, 12/01/12	4,627
650	Nucor Corp., 5.000%, 06/01/13	703
	Rio Tinto Finance USA Ltd., (Australia),
1,160	1.875%, 11/02/15	1,116
5,325	8.950%, 05/01/14	6,447

		17,273

	Total Materials	54,041

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.9%
3,635	AT&T Corp., 7.300%, 11/15/11	3,804

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
	AT&T, Inc.,
1,875	4.850%, 02/15/14	2,032
11,875	4.950%, 01/15/13	12,709
16,135	6.700%, 11/15/13	18,260
2,615	BellSouth Corp., 5.200%, 09/15/14	2,879
4,050	British Telecommunications plc, (United Kingdom), 5.150%, 01/15/13	4,322
	Deutsche Telekom International Finance B.V., (Netherlands),
3,380	4.875%, 07/08/14	3,646
2,000	5.375%, 03/23/11	2,006
550	5.875%, 08/20/13	605
6,510	France Telecom S.A., (France), 4.375%, 07/08/14	7,005
	Telecom Italia Capital S.A., (Luxembourg),
1,700	4.950%, 09/30/14	1,747
1,450	6.175%, 06/18/14	1,543
	Telefonica Emisiones S.A.U., (Spain),
1,121	3.992%, 02/16/16	1,125
1,280	4.949%, 01/15/15	1,347
2,110	5.855%, 02/04/13	2,253
	Verizon Communications, Inc.,
14,065	4.350%, 02/15/13	14,919
1,320	5.250%, 04/15/13	1,429
2,335	Verizon Florida LLC, 6.125%, 01/15/13	2,507
1,982	Verizon Global Funding Corp., 4.375%, 06/01/13	2,119
735	Verizon Maryland, Inc., 6.125%, 03/01/12	772
3,102	Verizon New Jersey, Inc., 5.875%, 01/17/12	3,239

		90,268

	Wireless Telecommunication Services — 0.2%
15,094	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	16,686
4,511	New Cingular Wireless Services, Inc., 8.125%, 05/01/12	4,890
	Vodafone Group plc, (United Kingdom),
4,075	4.150%, 06/10/14	4,316
425	VAR, 0.642%, 06/15/11	425

		26,317

	Total Telecommunication Services	116,585

	Utilities — 1.1%
	Electric Utilities — 0.7%
555	AEP Texas North Co., 5.500%, 03/01/13	594
490	Alabama Power Co., 4.850%, 12/15/12	524

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
	CenterPoint Energy Houston Electric LLC,
700	5.700%, 03/15/13	762
610	5.750%, 01/15/14	670
1,805	7.000%, 03/01/14	2,057
1,471	Duke Energy Carolinas LLC, 5.750%, 11/15/13	1,649
	Duke Energy Corp.,
1,565	3.350%, 04/01/15	1,600
1,095	3.950%, 09/15/14	1,154
5,085	5.650%, 06/15/13	5,558
2,133	6.300%, 02/01/14	2,387
537	Duke Energy Ohio, Inc., 2.100%, 06/15/13	547
1,000	Exelon Corp., 4.900%, 06/15/15	1,062
1,539	Exelon Generation Co. LLC, 5.350%, 01/15/14	1,663
2,500	FirstEnergy Corp., 6.450%, 11/15/11	2,585
2,000	FPL Group Capital, Inc., 5.625%, 09/01/11	2,049
4,803	Georgia Power Co., 6.000%, 11/01/13	5,372
225	MidAmerican Energy Co., 5.125%, 01/15/13	241
	Midamerican Energy Holdings Co.,
1,025	3.150%, 07/15/12	1,051
1,567	5.875%, 10/01/12	1,680
2,400	Midamerican Funding LLC, 6.750%, 03/01/11	2,400
1,239	NextEra Energy Capital Holdings, Inc., 5.350%, 06/15/13	1,336
5,935	Nisource Finance Corp., 6.150%, 03/01/13	6,435
1,060	Northern States Power Co., 8.000%, 08/28/12	1,169
2,210	Ohio Power Co., 5.750%, 09/01/13	2,414
1,650	Oncor Electric Delivery Co. LLC, 6.375%, 01/15/15	1,866
	PacifiCorp,
750	4.950%, 08/15/14	819
3,565	6.900%, 11/15/11	3,725
716	Peco Energy Co., 5.000%, 10/01/14	788
1,837	PPL Electric Utilities Corp., 7.125%, 11/30/13	2,107
	Progress Energy, Inc.,
295	6.050%, 03/15/14	328
557	7.100%, 03/01/11	557
1,683	PSEG Power LLC, 2.500%, 04/15/13	1,716
	Public Service Electric & Gas Co.,
400	2.700%, 05/01/15	404
1,200	5.000%, 08/15/14	1,308
745	Southern California Edison Co., 4.150%, 09/15/14	802
2,952	Southern Co., 4.150%, 05/15/14	3,127

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Spectra Energy Capital LLC,
4,155	5.668%, 08/15/14	4,566
669	6.250%, 02/15/13	727
	Virginia Electric and Power Co.,
1,000	4.750%, 03/01/13	1,068
4,460	5.100%, 11/30/12	4,768

		75,635

	Gas Utilities — 0.3%
810	AGL Capital Corp., 4.450%, 04/15/13	850
	Atmos Energy Corp.,
1,748	4.950%, 10/15/14	1,863
6,915	7.375%, 05/15/11	7,000
	CenterPoint Energy Resources Corp.,
1,000	5.950%, 01/15/14	1,097
2,270	7.875%, 04/01/13	2,571
2,000	Consolidated Natural Gas Co., 5.000%, 03/01/14	2,158
668	Southern California Gas Co., 5.500%, 03/15/14	731
10,025	TransCanada PipeLines Ltd., (Canada), 4.000%, 06/15/13	10,618

		26,888

	Multi-Utilities — 0.1%
1,905	Dominion Resources, Inc., 5.700%, 09/17/12	2,037
1,515	PG&E Corp., 5.750%, 04/01/14	1,664
	Sempra Energy,
1,210	6.000%, 02/01/13	1,302
6,010	8.900%, 11/15/13	7,018
1,815	Wisconsin Electric Power Co., 6.000%, 04/01/14	2,039

		14,060

	Total Utilities	116,583

	Total Corporate Bonds (Cost $1,546,234)	1,579,823

Foreign Government Securities — 0.2%
247	Province of Manitoba, (Canada), 2.125%, 04/22/13	252
	Province of Ontario, (Canada),
8,655	2.700%, 06/16/15	8,844
6,530	2.950%, 02/05/15	6,755
1,250	4.100%, 06/16/14	1,345
3,420	United Mexican States, (Mexico), 6.375%, 01/16/13	3,745

	Total Foreign Government Securities (Cost $20,268)	20,941

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	189

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — 7.9%
	Federal Home Loan Mortgage Corp.,
113	ARM, 2.360%, 01/01/27	118
382	ARM, 2.455%, 03/01/35	400
149	ARM, 2.543%, 12/01/27	157
9	ARM, 2.643%, 12/01/17	9
8,757	ARM, 3.642%, 03/01/36	9,235
6,026	ARM, 4.559%, 10/01/35	6,336
6,620	ARM, 4.676%, 03/01/35	6,966
4,725	ARM, 5.539%, 03/01/36	4,874
731	ARM, 5.555%, 07/01/36	772
343	ARM, 5.575%, 04/01/37	362
4,099	ARM, 5.591%, 01/01/38	4,341
4,563	ARM, 5.621%, 04/01/38	4,833
589	ARM, 5.698%, 08/01/37	623
1,810	ARM, 5.701%, 03/01/37	1,915
14,555	ARM, 5.764%, 06/01/37	15,453
10,653	ARM, 5.771%, 05/01/37 - 06/01/37	11,320
2,153	ARM, 5.836%, 11/01/36	2,281
2,876	ARM, 5.849%, 08/01/37	3,043
3,645	ARM, 5.923%, 12/01/36	3,876
2,715	ARM, 5.941%, 08/01/36	2,856
915	ARM, 5.999%, 08/01/36	980
1,345	ARM, 6.002%, 10/01/37	1,420
2,050	ARM, 6.024%, 02/01/37	2,167
1,913	ARM, 6.049%, 03/01/37	2,030
6	ARM, 6.067%, 01/01/27	6
2,790	ARM, 6.072%, 03/01/37	2,959
717	ARM, 6.085%, 06/01/36	748
2,414	ARM, 6.157%, 04/01/37	2,564
1,684	ARM, 6.225%, 12/01/36	1,777
5,588	ARM, 6.249%, 10/01/36	5,842
1,159	ARM, 6.405%, 02/01/37	1,243
2,771	ARM, 6.422%, 12/01/36	2,972
4,124	ARM, 6.432%, 01/01/37	4,368
2,019	ARM, 6.439%, 08/01/36	2,122
1,396	ARM, 6.481%, 11/01/37	1,497
1,056	ARM, 6.648%, 08/01/37	1,125
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
6,350	4.000%, 07/01/18 - 07/01/19	6,647
2,755	4.500%, 04/01/16 - 10/01/18	2,913
17,512	5.000%, 03/01/18 - 04/01/19	18,774
27,810	5.500%, 11/01/12 - 10/01/23	30,056
31,092	6.000%, 06/01/11 - 12/01/23	33,926
2,883	6.500%, 03/01/11 - 01/01/17	3,143
32	7.000%, 01/01/12 - 03/01/15	33

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

2		7.500%, 06/01/11 - 11/01/11	3
—	(h)	8.000%, 01/01/12	—	(h)
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
3,532		6.000%, 01/01/19 - 10/01/24	3,902
10,923		6.500%, 08/01/18 - 03/01/26	12,101
46		7.000%, 03/01/14	50
257		7.500%, 10/01/16 - 07/01/18	286
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,324		6.000%, 09/01/17 - 07/01/32	1,451
—	(h)	6.500%, 07/01/13	—	(h)
2,595		7.000%, 08/01/38	2,952
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
21,149		7.500%, 12/01/36	24,446
7,903		10.000%, 10/01/30	9,332
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
63		8.000%, 04/01/17 - 05/01/19	70
13		8.250%, 08/01/17	13
		Federal National Mortgage Association,
334		ARM, 2.034%, 01/01/35	347
59		ARM, 2.079%, 03/01/19	60
21		ARM, 2.469%, 05/01/25	23
1		ARM, 2.470%, 10/01/27	1
24		ARM, 2.537%, 06/01/27	25
1,822		ARM, 2.780%, 09/01/34	1,916
11		ARM, 2.848%, 10/01/25	12
39		ARM, 2.883%, 07/01/27	40
31		ARM, 2.951%, 01/01/19	31
1,084		ARM, 2.952%, 12/01/35	1,141
4,589		ARM, 3.067%, 03/01/36	4,813
7,899		ARM, 3.405%, 03/01/36	8,284
5,397		ARM, 3.475%, 10/01/35	5,666
9,512		ARM, 3.503%, 03/01/36	10,010
10		ARM, 3.538%, 08/01/19	11
30		ARM, 3.750%, 11/01/16	30
17		ARM, 3.977%, 08/01/17	17
353		ARM, 5.214%, 04/01/36	369
673		ARM, 5.242%, 01/01/37	708
4,551		ARM, 5.409%, 11/01/37	4,829
346		ARM, 5.418%, 12/01/36	364
1,136		ARM, 5.472%, 07/01/36	1,199
2,592		ARM, 5.541%, 08/01/36	2,730
225		ARM, 5.600%, 06/01/36	241

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
1,370	ARM, 5.653%, 04/01/37	1,447
9,785	ARM, 5.696%, 01/01/23	10,506
153	ARM, 5.704%, 07/01/37	162
1,758	ARM, 5.705%, 03/01/47	1,876
3,253	ARM, 5.714%, 12/01/37	3,468
983	ARM, 5.717%, 10/01/36	1,039
2,811	ARM, 5.772%, 11/01/37	2,985
3,518	ARM, 5.774%, 11/01/37	3,750
100	ARM, 5.775%, 08/01/37	107
589	ARM, 5.789%, 08/01/36	622
1,857	ARM, 5.797%, 04/01/37	1,974
3,088	ARM, 5.871%, 04/01/38	3,277
741	ARM, 5.875%, 07/01/37	786
845	ARM, 5.877%, 12/01/36	895
2,199	ARM, 5.927%, 08/01/36	2,321
99	ARM, 5.949%, 08/01/36	107
4,302	ARM, 5.974%, 03/01/37	4,546
2,387	ARM, 6.032%, 08/01/36	2,522
3,960	ARM, 6.070%, 07/01/37	4,205
803	ARM, 6.077%, 12/01/36	850
759	ARM, 6.101%, 05/01/36	795
4,513	ARM, 6.176%, 08/01/37	4,796
6,441	ARM, 6.204%, 12/01/36	6,806
833	ARM, 6.210%, 10/01/36	880
3,221	ARM, 6.279%, 02/01/37	3,423
4,477	ARM, 6.550%, 01/01/37	4,821
	Federal National Mortgage Association, 15 Year, Single Family,
7,550	4.000%, 07/01/18 - 01/01/19	7,903
12,069	4.500%, 05/01/18 - 05/01/19	12,777
19,916	5.000%, 12/01/13 - 07/01/20	21,335
56,319	5.500%, 01/01/18 - 09/01/24	60,873
84,541	6.000%, 05/01/11 - 07/01/24	92,546
4,374	6.500%, 02/01/12 - 01/01/23	4,794
1,486	7.000%, 03/01/12 - 01/01/18	1,628
63	7.500%, 02/01/12 - 05/01/15	69
796	8.000%, 11/01/15 - 10/01/16	876
1	8.500%, 11/01/11	1
	Federal National Mortgage Association, 20 Year, Single Family,
4,913	5.500%, 05/01/27	5,281
5,127	6.000%, 03/01/18 - 04/01/24	5,660
7,636	6.500%, 01/01/14 - 03/01/25	8,476
2,483	7.000%, 12/01/13 - 08/01/21	2,838
30	7.500%, 11/01/13 - 06/01/16	32
64	8.000%, 07/01/14 - 11/01/15	73

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association, 30 Year, FHA/VA,
340	5.500%, 08/01/34	366
61	6.000%, 07/01/17	67
1	8.000%, 02/01/23	1
28	8.500%, 03/01/27	32
	Federal National Mortgage Association, 30 Year, Single Family,
37,651	6.000%, 04/01/35 - 01/01/38	41,271
72,869	6.500%, 03/01/26 - 10/01/38	81,633
23,546	7.000%, 04/01/37 - 08/01/37	26,891
220	8.000%, 06/01/13 - 12/01/30	253
13	8.500%, 09/01/21	14
153	9.000%, 02/01/31	180
54	9.500%, 07/01/28	64
14	10.000%, 02/01/24	16
	Federal National Mortgage Association, Other,
1,739	4.000%, 07/01/13 - 07/01/17	1,800
2,762	4.500%, 11/01/13 - 12/01/19	2,895
2,891	5.000%, 01/01/14 - 05/01/14	2,988
3,795	5.500%, 06/01/16 - 09/01/17	4,051
2,750	6.000%, 09/01/17	2,963
	Government National Mortgage Association II,
120	ARM, 2.125%, 11/20/25	125
8	ARM, 2.500%, 12/20/17	9
146	ARM, 2.625%, 08/20/16 - 09/20/22	151
169	ARM, 3.375%, 01/20/16 - 01/20/28	176
12	ARM, 3.500%, 10/20/17 - 12/20/17	12
28	ARM, 4.000%, 11/20/15 - 08/20/18	29
9	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 11/20/14	9
	Government National Mortgage Association II, 30 Year, Single Family,
33,556	7.000%, 08/20/38 - 09/20/38	38,215
24	7.500%, 09/20/28	27
52	8.000%, 09/20/26 - 12/20/27	61
69	8.500%, 03/20/25 - 04/20/25	82
	Government National Mortgage Association, 15 Year, Single Family,
12	6.000%, 04/15/14	13
6,969	6.500%, 10/15/23	7,728
	Government National Mortgage Association, 30 Year, Single Family,
21	8.500%, 04/15/25	25
11	9.000%, 09/15/24 - 10/15/26	13
483	9.500%, 07/15/20 - 12/15/25	571
32	12.000%, 11/15/19	35

	Total Mortgage Pass-Through Securities (Cost $794,531)	813,449

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	191

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 21.9%
	Federal Farm Credit Bank,
26,150	1.875%, 12/07/12	26,699
4,000	2.200%, 04/08/13	4,114
12,400	2.250%, 02/17/12	12,609
8,120	2.250%, 04/24/12	8,283
38,025	2.350%, 09/23/13 (c)	39,170
25,000	2.500%, 03/26/13	25,869
10,000	2.600%, 03/04/13	10,366
8,000	2.625%, 04/17/14	8,299
2,769	2.700%, 08/19/13	2,871
1,480	3.000%, 02/12/14	1,541
5,000	3.000%, 09/22/14	5,232
10,000	3.875%, 08/25/11	10,177
16,493	3.875%, 01/10/13	17,443
2,000	5.100%, 09/18/12	2,138
1,390	5.250%, 08/21/13	1,531
5,000	5.450%, 12/11/13	5,565
	Federal Home Loan Bank,
17,000	1.000%, 12/28/11	17,090
119,600	1.125%, 03/09/12	120,471
42,000	1.125%, 05/18/12	42,326
4,800	1.375%, 06/08/12	4,853
34,125	1.625%, 06/14/13	34,655
30,785	1.750%, 12/14/12	31,339
85,000	1.875%, 06/21/13	86,810
10,000	2.000%, 09/14/12	10,213
2,000	2.250%, 03/05/12	2,037
25,865	2.375%, 03/14/14	26,571
5,000	2.500%, 06/13/14	5,155
74,350	2.625%, 09/13/13	77,187
18,800	3.000%, 06/24/13	19,678
10,000	3.050%, 06/28/13	10,444
2,980	3.125%, 03/08/13	3,121
130,505	3.125%, 12/13/13	136,963
2,500	3.375%, 06/24/11	2,524
16,200	3.500%, 03/08/13	17,086
18,825	3.875%, 03/08/13	19,996
15,895	4.250%, 06/14/13	17,083
1,675	4.375%, 09/09/11	1,711
10,000	4.500%, 09/14/12	10,584
6,000	4.875%, 11/18/11	6,193
5,000	4.875%, 12/14/12	5,365
10,000	4.875%, 11/27/13	10,986
44,470	4.875%, 12/13/13	48,842
2,125	5.000%, 03/09/12	2,224
24,980	5.000%, 03/14/14	27,579

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

20,025	5.250%, 09/13/13	22,099
17,575	5.375%, 06/14/13	19,335
29,755	5.375%, 06/13/14	33,387
6,550	7.000%, 08/15/14	7,713
	Federal Home Loan Mortgage Corp.,
30,000	0.750%, 12/28/12	30,029
25,000	1.000%, 08/28/12	25,152
25,000	1.375%, 01/09/13	25,307
20,000	1.750%, 06/15/12	20,328
58,000	2.125%, 03/23/12	59,031
10,000	2.125%, 09/21/12	10,234
25,100	2.500%, 04/23/14	25,934
26,830	2.875%, 02/09/15	27,834
11,038	4.000%, 06/12/13	11,799
25,000	4.125%, 12/21/12	26,524
55,000	4.125%, 09/27/13	59,202
15,000	4.500%, 01/15/13	16,055
25,000	4.500%, 01/15/14	27,261
15,960	4.500%, 04/02/14	17,402
37,500	4.750%, 03/05/12	39,142
75,196	5.000%, 01/30/14	83,089
40,505	5.000%, 07/15/14	45,039
25,000	5.125%, 07/15/12	26,599
6,500	5.250%, 07/18/11	6,626
2,000	5.500%, 09/15/11	2,056
17,000	5.750%, 01/15/12	17,783
	Federal National Mortgage Association,
5,700	Zero Coupon, 07/05/14	5,331
5,000	0.875%, 01/12/12	5,020
40,000	1.000%, 04/04/12	40,246
15,000	1.000%, 09/23/13	14,951
18,035	1.550%, 10/27/15	17,461
35,000	1.750%, 02/22/13	35,661
10,800	1.875%, 04/20/12	10,974
3,245	4.000%, 03/27/13	3,458
11,310	4.000%, 04/15/13	12,062
6,135	4.050%, 04/18/13	6,550
5,000	4.125%, 04/29/13	5,349
7,839	4.125%, 07/11/13	8,409
25,000	4.375%, 09/15/12	26,445
17,000	4.375%, 03/15/13	18,231
107,600	4.375%, 07/17/13	115,941
25,000	4.625%, 10/15/13	27,248
75,750	4.750%, 11/19/12	81,034
87,497	4.750%, 02/21/13	94,275
35,750	4.875%, 05/18/12	37,650

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
7,000	5.000%, 10/15/11	7,203
10,000	5.000%, 04/15/15	11,125
6,000	6.260%, 11/26/12	6,570

	Total U.S. Government Agency Securities (Cost $2,225,849)	2,257,147

U.S. Treasury Obligations — 30.1%
	U.S. Treasury Notes,
55,000	0.375%, 08/31/12	54,940
40,000	0.375%, 10/31/12	39,890
10,000	0.500%, 11/30/12	9,987
35,000	0.500%, 11/15/13	34,513
30,000	0.625%, 06/30/12	30,098
163,000	0.625%, 07/31/12 (m)	163,497
35,000	0.625%, 12/31/12	35,003
30,000	0.625%, 01/31/13	29,985
68,000	0.750%, 11/30/11	68,266
73,000	0.750%, 05/31/12	73,359
20,000	0.750%, 08/15/13	19,931
76,000	0.750%, 09/15/13	75,644
80,000	0.875%, 01/31/12	80,434
152,000	0.875%, 02/29/12	152,873
150,200	1.000%, 08/31/11	150,804
50,000	1.000%, 09/30/11	50,233
178,450	1.000%, 10/31/11 (m)	179,377
110,000	1.000%, 12/31/11	110,670
80,000	1.000%, 03/31/12	80,587
40,000	1.000%, 04/30/12	40,305
35,000	1.000%, 07/15/13	35,118
35,000	1.000%, 01/15/14	34,888
121,000	1.125%, 01/15/12 (m)	121,893
46,000	1.125%, 12/15/12	46,422
170,600	1.125%, 06/15/13 (m)	171,786
60,000	1.250%, 02/15/14	60,150
20,000	1.250%, 08/31/15	19,428
20,000	1.250%, 09/30/15	19,386
142,580	1.375%, 02/15/12 (m)	144,045
68,300	1.375%, 05/15/12	69,140
136,565	1.375%, 09/15/12	138,432
85,000	1.375%, 10/15/12 (m)	86,166
104,680	1.375%, 11/15/12	106,111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

15,000	1.375%, 01/15/13	15,206
30,000	1.375%, 02/15/13	30,411
72,000	1.375%, 03/15/13	72,974
25,000	1.375%, 05/15/13	25,326
93,480	1.750%, 11/15/11	94,488
78,210	1.750%, 08/15/12	79,704
35,000	1.750%, 07/31/15	34,830
10,000	1.875%, 06/15/12	10,194
5,750	1.875%, 04/30/14	5,863
20,000	1.875%, 06/30/15	20,044
25,000	2.125%, 12/31/15	25,068
10,000	2.250%, 01/31/15	10,238
10,000	2.375%, 10/31/14	10,309
4,300	3.125%, 09/30/13	4,540
5,000	4.000%, 02/15/15	5,461
30,000	4.875%, 07/31/11	30,591
93,000	5.125%, 06/30/11 (m)	94,540

	Total U.S. Treasury Obligations (Cost $3,089,186)	3,103,148

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
285,360	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000% (b) (l) (Cost $285,360)	285,360

Investment of Cash Collateral for Securities on Loan — 0.0%
	Investment Company — 0.0% (g)
2,120	JPMorgan Prime Money Market Fund, Capital Shares, 0.140% (b) (l) (Cost $2,120)	2,120

	Total Investments — 99.7% (Cost $10,149,364)	10,275,015
	Other Assets in Excess of Liabilities — 0.3%	35,656

	NET ASSETS — 100.0%	$10,310,671

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	193

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 6.8%
	Ally Auto Receivables Trust,
50	Series 2010-1, Class A3, 1.450%, 05/15/14	51
89	Series 2010-3, Class A4, 1.550%, 08/17/15	88
	AmeriCredit Automobile Receivables Trust,
125	Series 2009-1, Class A3, 3.040%, 10/15/13	127
150	Series 2010-3, Class A3, 1.140%, 04/08/15	150
	Bank of America Auto Trust,
166	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	167
100	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	104
172	Series 2009-3A, Class A3, 1.670%, 12/15/13 (e)	173
	CarMax Auto Owner Trust,
306	Series 2009-1, Class A3, 4.120%, 03/15/13	312
60	Series 2010-1, Class A3, 1.560%, 07/15/14	60
202	Series 2010-1, Class A4, 2.400%, 04/15/15	207
	Chrysler Financial Auto Securitization Trust,
156	Series 2009-A, Class A3, 2.820%, 01/15/16	159
196	Series 2010-A, Class A3, 0.910%, 08/08/13	196
95	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A2, 1.830%, 11/15/12 (e)	95
	CNH Equipment Trust,
24	Series 2009-A, Class A3, 5.280%, 11/15/12	24
26	Series 2009-B, Class A3, 2.970%, 03/15/13	27
69	Series 2009-C, Class A3, 1.850%, 12/16/13	69
108	Series 2010-A, Class A3, 1.540%, 07/15/14	109
208	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	206
45	Daimler Chrysler Auto Trust, Series 2008-B, Class A3A, 4.710%, 09/10/12	45
150	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.790%, 08/15/13	152
363	GSAMP Trust, Series 2006-NC1, Class A2, VAR, 0.440%, 02/25/36	318
	Harley-Davidson Motorcycle Trust,
154	Series 2007-1, Class A4, 5.210%, 06/17/13	157
100	Series 2009-4, Class A3, 1.870%, 02/15/14	101
398	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.442%, 07/25/36	383
82	Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.310%, 05/15/13	82
	Hyundai Auto Receivables Trust,
200	Series 2010-A, Class A3, 1.500%, 10/15/14	202
95	Series 2010-B, Class A4, 1.630%, 03/15/17	93
300	Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.670%, 01/15/14	303

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Nissan Auto Receivables Owner Trust,
252	Series 2009-1, Class A3, 5.000%, 09/15/14	258
333	Series 2009-A, Class A3, 3.200%, 02/15/13	337
283	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.460%, 02/25/36	269
314	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.452%, 03/25/36	301
	Santander Drive Auto Receivables Trust,
150	Series 2010-1, Class A3, 1.840%, 11/17/14	152
35	Series 2010-3, Class A3, 1.200%, 06/16/14	35
152	USAA Auto Owner Trust, Series 2008-2, Class A3, 4.640%, 10/15/12	153
2	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	2
	World Omni Auto Receivables Trust,
40	Series 2010-A, Class A3, 1.340%, 12/16/13	40
45	Series 2010-A, Class A4, 2.210%, 05/15/15	46

	Total Asset-Backed Securities (Cost $5,816)	5,753

Collateralized Mortgage Obligations — 5.2%
	Agency CMO — 5.2%
	Federal Home Loan Mortgage Corp. REMICS,
326	Series 2594, Class QP, 4.000%, 03/15/33	333
160	Series 2686, Class VP, 5.000%, 09/15/17	170
	Federal National Mortgage Association REMICS,
141	Series 2003-42, Class EP, 4.000%, 11/25/22	146
350	Series 2003-92, Class PE, 4.500%, 09/25/18	373
207	Series 2005-31, Class PA, 5.500%, 10/25/34	225
200	Series 2005-48, Class MD, 5.000%, 04/25/34	211
429	Series 2006-43, Class G, 6.500%, 09/25/33	438
425	Series 2006-63, Class AB, 6.500%, 10/25/33	431
274	Series 2006-63, Class AE, 6.500%, 10/25/33	277
155	Series 2007-76, Class DB, 6.000%, 05/25/33	165
200	Series 2008-68, Class VN, 5.500%, 03/25/27	218
269	Series 2010-64, Class DM, 5.000%, 06/25/40	282
393	Series 2010-64, Class EH, 5.000%, 10/25/35	416
	Government National Mortgage Association,
5	Series 2002-24, Class FA, VAR, 0.765%, 04/16/32 (m)	5
50	Series 2003-86, Class PE, 5.000%, 09/20/32	53
305	Series 2003-105, Class VH, 4.500%, 01/16/28	322
201	Series 2009-67, Class GK, 4.500%, 01/16/37	211
102	NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.400%, 12/08/20	100

		4,376

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — 0.0% (g)
56	MASTR Alternative Loans Trust, Series 2004-8, Class 7A1, 5.000%, 09/25/19	58

	Total Collateralized Mortgage Obligations (Cost $4,434)	4,434

Commercial Mortgage-Backed Securities — 0.3%
2	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.176%, 11/10/41	2
	CS First Boston Mortgage Securities Corp.,
189	Series 2001-CP4, Class A4, 6.180%, 12/15/35	190
73	Series 2004-C3, Class A3, 4.302%, 07/15/36	73

	Total Commercial Mortgage-Backed Securities (Cost $264)	265

Corporate Bonds — 26.3%
	Consumer Discretionary — 0.4%
	Auto Components — 0.1%
65	Johnson Controls, Inc., 4.875%, 09/15/13	70

	Automobiles — 0.1%
50	Daimler Finance North America LLC, 6.500%, 11/15/13	56

	Hotels, Restaurants & Leisure — 0.1%
80	McDonald’s Corp., 8.875%, 04/01/11	81

	Media — 0.1%
40	Comcast Corp., 6.500%, 01/15/15	45
50	NBC Universal, Inc., 2.100%, 04/01/14 (e)	50

		95

	Multiline Retail — 0.0% (g)
50	Kohl’s Corp., 7.375%, 10/15/11	52

	Total Consumer Discretionary	354

	Consumer Staples — 1.6%
	Beverages — 0.4%
50	Anheuser-Busch InBev Worldwide, Inc., 7.200%, 01/15/14 (e)	57
45	Bottling Group LLC, 5.000%, 11/15/13	49
160	Coca-Cola Co. (The), 3.625%, 03/15/14	170
85	PepsiCo, Inc., 3.750%, 03/01/14	91

		367

	Food & Staples Retailing — 0.1%
45	Wal-Mart Stores, Inc., 7.250%, 06/01/13	51

	Food Products — 1.1%
120	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	128
50	Cargill, Inc., 4.375%, 06/01/13 (e)	53
35	General Mills, Inc., 5.250%, 08/15/13	38

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
	Kraft Foods, Inc.,
600	6.000%, 02/11/13	652
37	6.250%, 06/01/12	39

		910

	Total Consumer Staples	1,328

	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
15	Anadarko Petroleum Corp., 5.750%, 06/15/14	16
35	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	38
40	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	44
30	PC Financial Partnership, 5.000%, 11/15/14	32
156	Qatar Petroleum, (Qatar), 5.579%, 05/30/11 (e)	157
	Shell International Finance B.V., (Netherlands),
30	1.875%, 03/25/13	31
35	4.000%, 03/21/14	37
100	Statoil ASA, (Norway), 5.125%, 04/30/14 (e)	110
29	Total Capital Canada Ltd., (Canada), 1.625%, 01/28/14	29

	Total Energy	494

	Financials — 15.9%
	Capital Markets — 2.2%
200	Bank of New York Mellon Corp. (The), 4.500%, 04/01/13	214
100	BlackRock, Inc., 3.500%, 12/10/14	105
45	Charles Schwab Corp. (The), 4.950%, 06/01/14	49
200	Credit Suisse USA, Inc., 4.875%, 01/15/15	216
600	Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	639
85	Jefferies Group, Inc., 3.875%, 11/09/15	84
280	Morgan Stanley, 6.750%, 10/15/13	310
15	Nomura Holdings, Inc., (Japan), 4.125%, 01/19/16	15
60	Northern Trust Corp., 5.500%, 08/15/13	66
135	State Street Corp., 4.300%, 05/30/14	146

		1,844

	Commercial Banks — 2.5%
45	Bank of Nova Scotia, (Canada), 2.250%, 01/22/13	46
110	Barclays Bank plc, (United Kingdom), 2.375%, 01/13/14	110
240	BB&T Corp., 5.200%, 12/23/15	258
20	Canadian Imperial Bank of Commerce, (Canada), 2.350%, 12/11/15	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	195

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — Continued
	Deutsche Bank AG, (Germany),
175	3.875%, 08/18/14	183
100	5.375%, 10/12/12	107
20	M&T Bank Corp., 5.375%, 05/24/12	21
100	National City Corp., 4.900%, 01/15/15	108
250	U.S. Bank N.A., 6.300%, 02/04/14	279
800	Wachovia Corp., 5.500%, 05/01/13	868
128	Westpac Banking Corp., (Australia), 2.250%, 11/19/12	131

		2,130

	Consumer Finance — 1.5%
	American Express Credit Corp.,
130	5.875%, 05/02/13	141
80	7.300%, 08/20/13	90
20	Capital One Financial Corp., 7.375%, 05/23/14	23
720	HSBC Finance Corp., 6.375%, 11/27/12	778
200	John Deere Capital Corp., 5.250%, 10/01/12	214
55	Toyota Motor Credit Corp., 3.200%, 06/17/15	57

		1,303

	Diversified Financial Services — 3.2%
	Bank of America Corp.,
50	4.900%, 05/01/13	53
100	7.375%, 05/15/14	114
	BP Capital Markets plc, (United Kingdom),
60	3.125%, 03/10/12	61
80	3.625%, 05/08/14	84
	Caterpillar Financial Services Corp.,
150	4.900%, 08/15/13	163
50	6.125%, 02/17/14	56
	Citigroup, Inc.,
520	5.500%, 04/11/13	558
45	6.375%, 08/12/14	50
200	CME Group, Inc., 5.400%, 08/01/13	219
20	ERAC USA Finance LLC, 2.750%, 07/01/13 (e)	20
	General Electric Capital Corp.,
1,000	4.750%, 09/15/14	1,077
125	5.900%, 05/13/14	139
50	NASDAQ OMX Group, Inc. (The), 4.000%, 01/15/15	51
20	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	21

		2,666

	FDIC Guaranteed Securities — 5.3% (~)
600	Bank of America Corp., 3.125%, 06/15/12	620

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	FDIC Guaranteed Securities — Continued (~)
600	Citigroup, Inc., 2.875%, 12/09/11	612
	General Electric Capital Corp.,
700	2.125%, 12/21/12	718
800	3.000%, 12/09/11	816
300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	311
600	HSBC USA, Inc., 3.125%, 12/16/11	613
400	John Deere Capital Corp., 2.875%, 06/19/12	412
400	SunTrust Bank, 3.000%, 11/16/11	408

		4,510

	Insurance — 0.2%
50	Allstate Corp. (The), 6.200%, 05/16/14	57
40	CNA Financial Corp., 5.850%, 12/15/14	43
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	107

		207

	Real Estate Investment Trusts (REITs) — 0.1%
42	HCP, Inc., 2.700%, 02/01/14	42
13	Simon Property Group LP, 4.200%, 02/01/15	14

		56

	Thrifts & Mortgage Finance — 0.9%
700	Countrywide Financial Corp., 5.800%, 06/07/12	738

	Total Financials	13,454

	Health Care — 0.1%
	Pharmaceuticals — 0.1%
50	Eli Lilly & Co., 3.550%, 03/06/12	51

	Industrials — 0.8%
	Aerospace & Defense — 0.2%
150	Boeing Co. (The), 5.125%, 02/15/13	162

	Commercial Services & Supplies — 0.0% (g)
10	Pitney Bowes, Inc., 4.875%, 08/15/14	10

	Industrial Conglomerates — 0.1%
100	Honeywell International, Inc., 3.875%, 02/15/14	107

	Machinery — 0.1%
40	PACCAR, Inc., 6.875%, 02/15/14	46

	Road & Rail — 0.4%
100	Burlington Northern Santa Fe LLC, 5.900%, 07/01/12	106
	Canadian National Railway Co., (Canada),
20	4.400%, 03/15/13	21
30	4.950%, 01/15/14	33
80	CSX Corp., 6.300%, 03/15/12	84

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Road & Rail — Continued
70	Union Pacific Corp., 5.450%, 01/31/13	76

		320

	Total Industrials	645

	Information Technology — 0.9%
	Computers & Peripherals — 0.3%
	Dell, Inc.,
34	2.300%, 09/10/15	33
25	5.625%, 04/15/14	28
	Hewlett-Packard Co.,
20	2.950%, 08/15/12	21
120	6.125%, 03/01/14	134
60	International Business Machines Corp., 4.750%, 11/29/12	64

		280

	Electronic Equipment, Instruments & Components —0.0% (g)
15	Arrow Electronics, Inc., 3.375%, 11/01/15	15

	IT Services — 0.1%
50	HP Enterprise Services LLC, 6.000%, 08/01/13	55

	Office Electronics — 0.2%
110	Xerox Corp., 8.250%, 05/15/14	129

	Software — 0.3%
140	Microsoft Corp., 2.950%, 06/01/14	146
140	Oracle Corp., 4.950%, 04/15/13	152

		298

	Total Information Technology	777

	Materials — 0.3%
	Chemicals — 0.2%
40	Dow Chemical Co. (The), 7.600%, 05/15/14	46
	El du Pont de Nemours & Co.,
29	1.950%, 01/15/16	28
45	3.250%, 01/15/15	47
33	5.000%, 01/15/13	35
50	Potash Corp. of Saskatchewan, Inc., (Canada), 3.750%, 09/30/15	52

		208

	Metals & Mining — 0.1%
70	Rio Tinto Finance USA Ltd., (Australia), 8.950%, 05/01/14	85

	Total Materials	293

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.3%
450	AT&T, Inc., 6.700%, 11/15/13	509
130	France Telecom S.A., (France), 4.375%, 07/08/14	140
50	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	53
950	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	965
250	Verizon Florida LLC, 6.125%, 01/15/13	268

		1,935

	Wireless Telecommunication Services — 0.2%
120	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	133
70	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	74

		207

	Total Telecommunication Services	2,142

	Utilities — 3.2%
	Electric Utilities — 2.8%
	Appalachian Power Co.,
650	5.550%, 04/01/11	653
200	5.650%, 08/15/12	211
50	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	55
	Duke Energy Corp.,
30	3.950%, 09/15/14	32
38	6.300%, 02/01/14	42
1,150	MidAmerican Energy Co., 5.650%, 07/15/12	1,220
50	Nisource Finance Corp., 6.150%, 03/01/13	54
15	Progress Energy, Inc., 6.050%, 03/15/14	17
20	Southern California Edison Co., 4.150%, 09/15/14	22
10	Southern Co., 4.150%, 05/15/14	11
50	Spectra Energy Capital LLC, 5.668%, 08/15/14	55

		2,372

	Gas Utilities — 0.2%
85	Atmos Energy Corp., 4.950%, 10/15/14	91
80	Southern California Gas Co., 5.500%, 03/15/14	87

		178

	Multi-Utilities — 0.2%
130	Dominion Resources, Inc., 5.700%, 09/17/12	139
20	PG&E Corp., 5.750%, 04/01/14	22

		161

	Total Utilities	2,711

	Total Corporate Bonds (Cost $21,651)	22,249

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	197

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
100	2.950%, 02/05/15	104
45	4.100%, 06/16/14	48

	Total Foreign Government Securities (Cost $145)	152

Mortgage Pass-Through Securities — 1.1%
264	Federal Home Loan Mortgage Corp. Gold Pool, 20 Year, Single Family, 6.000%, 10/01/24	292
220	Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family, 6.000%, 06/01/34	242
196	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 04/01/21	214
210	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/23	228

	Total Mortgage Pass-Through Securities (Cost $964)	976

U.S. Government Agency Securities — 25.4%
	Federal Farm Credit Bank,
400	2.625%, 04/17/14	415
685	4.900%, 03/06/13	741
	Federal Home Loan Bank,
700	1.125%, 05/18/12	706
2,500	1.875%, 06/21/13	2,553
4,000	3.125%, 12/13/13	4,198
	Federal Home Loan Mortgage Corp.,
900	0.750%, 12/28/12	901
1,350	3.000%, 07/28/14	1,413
	Federal National Mortgage Association,
900	1.000%, 04/04/12	906
500	2.375%, 07/28/15	504
2,703	4.000%, 03/27/13	2,880
4,000	4.375%, 03/15/13	4,290
1,400	4.625%, 10/15/13	1,526
400	4.750%, 02/21/13	431

	Total U.S. Government Agency Securities (Cost $21,086)	21,464

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 33.2%
	U.S. Treasury Notes,
2,500	0.500%, 11/15/13	2,465
200	0.625%, 07/31/12	201
300	0.750%, 08/15/13	299
5,775	0.875%, 02/29/12 (m)	5,808
500	1.000%, 04/30/12	504
8,350	1.125%, 01/15/12 (m)	8,412
2,550	1.375%, 09/15/12	2,585
1,420	1.375%, 02/15/13	1,439
400	1.375%, 11/30/15	388
3,175	1.750%, 08/15/12	3,236
100	1.750%, 07/31/15	99
2,500	2.750%, 10/31/13	2,615

	Total U.S. Treasury Obligations (Cost $27,821)	28,051

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
1,044	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $1,044)	1,044

	Total Investments —99.7% (Cost $83,225)	84,388
	Other Assets in Excess of Liabilities — 0.3%	215

	NET ASSETS — 100.0%	$84,603

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — 22.5%
	Federal Farm Credit Bank,
20,000	3.625%, 07/15/11 (m)	20,256
24,000	3.875%, 06/04/12 (m)	25,015
9,745	4.000%, 05/21/13	10,405
25,000	4.350%, 09/02/14 (m)	27,284
500	6.270%, 01/26/16	590
	Federal Home Loan Bank,
5,000	1.125%, 05/18/12	5,039
9,400	5.310%, 12/28/12	10,185
1,937	New Valley Generation I, 7.299%, 03/15/19	2,271
4,879	New Valley Generation II, 5.572%, 05/01/20	5,169

	Total U.S. Government Agency Securities (Cost $101,054)	106,214

U.S. Treasury Obligations — 75.9%
	U.S. Treasury Notes,
25,000	0.625%, 06/30/12	25,082
5,000	0.875%, 04/30/11	5,006
10,700	0.875%, 02/29/12	10,761
28,000	1.250%, 08/31/15	27,200
10,665	1.375%, 02/15/12	10,775
60,000	1.375%, 05/15/12	60,738
21,040	1.375%, 02/15/13	21,328
30,290	1.750%, 11/15/11	30,617
7,000	1.750%, 04/15/13	7,148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

20,000	1.750%, 07/31/15	19,903
40,000	1.875%, 06/15/12	40,775
12,000	1.875%, 04/30/14	12,237
5,000	2.000%, 01/31/16	4,976
8,000	2.375%, 10/31/14	8,248
70,000	2.750%, 10/31/13	73,232

	Total U.S. Treasury Obligations (Cost $353,156)	358,026

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
5,365	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.000% (b) (l) (Cost $5,365)	5,365

	Total Investments — 99.5% (Cost $459,575)	469,605
	Other Assets in Excess of Liabilities — 0.5%	2,264

	NET ASSETS — 100.0%	$471,869

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	199

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2011

ADR	— American Depsitary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2011.
ARS	— Argentine Peso
BRL	— Brazilian Real
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of February 28, 2011. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
COP	— Columbian Peso
ESOP	— Employee Stock Ownership Program
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2011. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MXN	— Mexican Peso
PEN	— Peru Nuevo Sol
PIK	— Payment-in-Kind
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S.

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
RUB	— Russian Ruble

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2011.
UYU	— Uruguayan Peso
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2011.
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(d)	— Defaulted security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments
(amounts in thousands):

	Fund	Value	Percentage
	Core Bond Fund	$65,032	0.34%
	Core Plus Bond Fund	10,510	0.51
	Government Bond Fund	864	0.06
	High Yield Fund	92,948	0.97
	Limited Duration Bond Fund	2,257	0.57
	Mortgage-Backed Securities Fund	9,440	0.43

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of February 28, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(r)	— Rates shown are per annum and payments are as described.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

~

—  Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

^	— Unsettled security, coupon rate is undetermined at February 28, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	201

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund		Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$18,937,864	$1,933,371		$1,319,528
Investments in affiliates, at value	220,224	145,512		116,197

Total investment securities, at value	19,158,088	2,078,883		1,435,725
Cash	4,933	312		—
Foreign currency, at value	—	12		—
Receivables:
Investment securities sold	10,798	5,906		53,737
Fund shares sold	79,443	3,734		1,488
Interest and dividends	102,497	19,338		5,323
Variation margin on futures contracts	—	1		—
Unrealized appreciation on forward foreign currency exchange contracts	—	20		—
Unrealized appreciation on unfunded commitments	—	—	(a)	—
Other assets	—	208		—

Total Assets	19,355,759	2,108,414		1,496,273

LIABILITIES:
Payables:
Dividends	13,525	5,110		2,517
Investment securities purchased	37,056	24,099		—	(a)
Fund shares redeemed	37,055	10,514		2,536
Unrealized depreciation on forward foreign currency exchange contracts	—	—	(a)	—
Outstanding swap contracts, at value	—	51		—
Accrued liabilities:
Investment advisory fees	2,706	407		333
Administration fees	1,350	86		101
Shareholder servicing fees	2,191	325		46
Distribution fees	2,116	233		212
Custodian and accounting fees	526	135		56
Trustees’ and Chief Compliance Officer’s fees	14	3		—	(a)
Other	743	237		217

Total Liabilities	97,282	41,200		6,018

Net Assets	$19,258,477	$2,067,214		$1,490,255

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid in capital	$18,633,513	$2,263,348	$1,402,304
Accumulated undistributed (distributions in excess of) net investment income	1,016	(180)	(36)
Accumulated net realized gains (losses)	(25,021)	(272,441)	(527)
Net unrealized appreciation (depreciation)	648,969	76,487	88,514

Total Net Assets	$19,258,477	$2,067,214	$1,490,255

Net Assets:
Class A	$3,982,404	$327,106	$474,402
Class B	76,034	6,270	19,524
Class C	2,181,719	287,042	171,114
Class R2	37,096	357	15,782
Class R5	123,327	—	—
Class R6	2,334,504	158,216	—
Institutional Class	—	27,374	—
Select Class	10,523,393	1,260,849	809,433

Total	$19,258,477	$2,067,214	$1,490,255

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	347,498	39,919	43,882
Class B	6,638	761	1,807
Class C	189,483	34,894	15,878
Class R2	3,241	44	1,461
Class R5	10,777	—	—
Class R6	203,773	19,312	—
Institutional Class	—	3,338	—
Select Class	918,982	153,960	74,917

Net Asset Value:
Class A — Redemption price per share	$11.46	$8.19	$10.81
Class B — Offering price per share (b)	11.45	8.24	10.80
Class C — Offering price per share (b)	11.51	8.23	10.78
Class R2 — Offering and redemption price per share	11.45	8.20	10.80
Class R5 — Offering and redemption price per share	11.44	—	—
Class R6 — Offering and redemption price per share	11.46	8.19	—
Institutional Class — Offering and redemption price per share	—	8.20	—
Select Class — Offering and redemption price per share	11.45	8.19	10.80
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.91	$8.51	$11.23

Cost of investments in non-affiliates	$18,288,895	$1,856,853	$1,231,014
Cost of investments in affiliates	220,224	145,512	116,197
Cost of foreign currency	—	12	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	203

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund		Limited Duration Bond Fund	Mortgage-Backed Securities Fund
ASSETS:
Investments in non-affiliates, at value	$9,251,495		$308,257	$2,188,191
Investments in affiliates, at value	362,530		88,494	29,013

Total investment securities, at value	9,614,025		396,751	2,217,204
Cash	4,960		—	669
Receivables:
Investment securities sold	64,171		75	2,834
Fund shares sold	59,637		1,058	7,776
Interest and dividends	162,697		911	9,607
Securities lending income	—	(a)	—	—
Unrealized appreciation on unfunded commitments	3		—	—

Total Assets	9,905,493		398,795	2,238,090

LIABILITIES:
Payables:
Dividends	32,497		365	1,180
Investment securities purchased	293,274		7	11,465
Collateral for securities lending program	1,024		—	—
Fund shares redeemed	9,231		818	1,752
Accrued liabilities:
Investment advisory fees	4,676		31	216
Administration fees	437		7	120
Shareholder servicing fees	619		59	86
Distribution fees	313		52	33
Custodian and accounting fees	170		33	121
Trustees’ and Chief Compliance Officer’s fees	32		3	3
Other	498		127	86

Total Liabilities	342,771		1,502	15,062

Net Assets	$9,562,722		$397,293	$2,223,028

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
NET ASSETS:
Paid in capital	$8,742,745	$526,426	$2,137,528
Accumulated undistributed (distributions in excess of) net investment income	2,909	(988)	448
Accumulated net realized gains (losses)	116,487	(86,248)	(9,866)
Net unrealized appreciation (depreciation)	700,581	(41,897)	94,918

Total Net Assets	$9,562,722	$397,293	$2,223,028

Net Assets:
Class A	$856,717	$69,464	$176,334
Class B	17,991	820	—
Class C	248,488	66,659	—
Class R2	3,609	—	—
Class R5	27,619	—	—
Class R6	929,762	3,873	1,466,482
Select Class	7,478,536	256,477	580,212

Total	$9,562,722	$397,293	$2,223,028

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	102,869	7,341	15,330
Class B	2,155	87	—
Class C	29,806	7,115	—
Class R2	434	—	—
Class R5	3,302	—	—
Class R6	111,344	409	130,062
Select Class	894,876	27,109	51,466

Net Asset Value:
Class A — Redemption price per share	$8.33	$9.46	$11.50
Class B — Offering price per share (b)	8.35	9.39	—
Class C — Offering price per share (b)	8.34	9.37	—
Class R2 — Offering and redemption price per share	8.32	—	—
Class R5 — Offering and redemption price per share	8.36	—	—
Class R6 — Offering and redemption price per share	8.35	9.47	11.28
Select Class — Offering and redemption price per share	8.36	9.46	11.27
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.65	$9.68	$11.95

Cost of investments in non-affiliates	$8,550,917	$350,154	$2,093,273
Cost of investments in affiliates	362,530	88,494	29,013
Value of securities on loan	4,131	—	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	205

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Short Duration Bond Fund		Short Term Bond Fund II		Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$9,987,535		$83,344		$464,240
Investments in affiliates, at value	287,480		1,044		5,365

Total investment securities, at value	10,275,015		84,388		469,605
Receivables:
Investment securities sold	3,543		—		—
Fund shares sold	33,618		9		356
Interest and dividends	55,552		561		2,698
Securities lending income	—	(a)	—		—
Other assets	—		8		—

Total Assets	10,367,728		84,966		472,659

LIABILITIES:
Payables:
Due to custodian	11,826		2		—
Dividends	10,302		70		363
Investment securities purchased	1		—	(a)	—
Collateral for securities lending program	2,120		—		—
Fund shares redeemed	28,315		104		140
Accrued liabilities:
Investment advisory fees	1,516		15		108
Administration fees	623		8		35
Shareholder servicing fees	1,428		9		3
Distribution fees	238		22		20
Custodian and accounting fees	238		15		17
Trustees’ and Chief Compliance Officer’s fees	15		3		—	(a)
Audit fees	53		76		39
Other	382		39		65

Total Liabilities	57,057		363		790

Net Assets	$10,310,671		$84,603		$471,869

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Short Duration Bond Fund	Short Term Bond Fund II	Treasury & Agency Fund
NET ASSETS:
Paid in capital	$10,184,496	$143,926	$461,402
Accumulated undistributed (distributions in excess of) net investment income	435	(20)	(369)
Accumulated net realized gains (losses)	89	(60,466)	806
Net unrealized appreciation (depreciation)	125,651	1,163	10,030

Total Net Assets	$10,310,671	$84,603	$471,869

Net Assets:
Class A	$250,706	$7,222	$99,714
Class B	2,134	—	771
Class C	321,680	—	—
Class M	—	75,712	—
Class R6	2,906,329	—	—
Select Class	6,829,822	1,669	371,384

Total	$10,310,671	$84,603	$471,869

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	22,888	818	10,195
Class B	193	—	79
Class C	29,186	—	—
Class M	—	8,578	—
Class R6	265,012	—	—
Select Class	622,889	189	38,018

Net Asset Value:
Class A — Redemption price per share	$10.95	$8.83	$9.78
Class B — Offering price per share (b)	11.06	—	9.76
Class C — Offering price per share (b)	11.02	—	—
Class M — Offering and redemption price per share	—	8.83	—
Class R6 — Offering and redemption price per share	10.97	—	—
Select Class — Offering and redemption price per share	10.96	8.84	9.77
Class A maximum sales charge	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.20	$9.03	$10.01

Class M maximum sales charge	—	1.50%	—
Class M maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$—	$8.96	$—

Cost of investments in non-affiliates	$9,861,884	$82,181	$454,210
Cost of investments in affiliates	287,480	1,044	5,365
Value of securities on loan	2,060	—	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	207

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2011

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund		Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$761,348	$94,184		$64,568
Dividend income from non-affiliates	—	821		—
Interest income from affiliates	10	—	(a)	—
Dividend income from affiliates	1,275	257		49
Income from securities lending (net)	154	72		—
Other income	99	145		33

Total investment income	762,886	95,479		64,650

EXPENSES:
Investment advisory fees	52,468	5,333		4,512
Administration fees	16,005	1,626		1,377
Distribution fees:
Class A	9,371	675		1,220
Class B	744	55		210
Class C	19,348	1,911		1,495
Class R2	137	2		46
Shareholder servicing fees:
Class A	9,371	675		1,220
Class B	248	18		70
Class C	6,450	637		498
Class R2	69	1		23
Class R5	253	—		—
Institutional Class	—	47		—
Select Class	22,488	2,762		1,948
Custodian and accounting fees	1,136	293		115
Interest expense to affiliates	—	—	(a)	—
Professional fees	262	149		85
Trustees’ and Chief Compliance Officer’s fees	194	19		17
Printing and mailing costs	2,180	129		135
Registration and filing fees	500	181		99
Transfer agent fees	8,656	555		1,036
Other	225	27		18

Total expenses	150,105	15,095		14,124

Less amounts waived	(25,568)	(1,915)		(3,443)
Less earnings credits	(1)	—	(a)	—	(a)

Net expenses	124,536	13,180		10,681

Net investment income (loss)	638,350	82,299		53,969

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	59,188	15,072		2,101
Investment in affiliates	309	60		—
Futures	—	16		—
Foreign currency transactions	—	70		—
Swaps	—	20		—

Net realized gain (loss)	59,497	15,238		2,101

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	228,808	53,457		8,867
Investments in affiliates	(294)	(59)		—
Futures	—	(3)		—
Foreign currency translations	—	21		—
Swaps	—	25		—
Unfunded commitments	—	—	(a)	—

Change in net unrealized appreciation (depreciation)	228,514	53,441		8,867

Net realized/unrealized gains (losses)	288,011	68,679		10,968

Change in net assets resulting from operations	$926,361	$150,978		$64,937

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	High Yield Fund	Limited Duration Bond Fund	Mortgage-Backed Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$668,628	$10,771	$115,259
Dividend income from non-affiliates	4,480	—	—
Dividend income from affiliates	319	88	132
Income from securities lending (net)	882	—	—
Other income	8	9	2

Total investment income	674,317	10,868	115,393

EXPENSES:
Investment advisory fees	48,927	908	7,340
Administration fees	6,884	332	1,920
Distribution fees:
Class A	1,643	185	394
Class B	151	10	—
Class C	1,491	516	—
Class R2	11	—	—
Shareholder servicing fees:
Class A	1,643	185	394
Class B	50	3	—
Class C	497	172	—
Class R2	5	—	—
Class R5	85	—	—
Select Class	14,810	545	1,351
Custodian and accounting fees	313	75	300
Professional fees	180	81	82
Trustees’ and Chief Compliance Officer’s fees	80	2	15
Printing and mailing costs	937	18	96
Registration and filing fees	252	70	147
Transfer agent fees	4,336	153	111
Other	108	10	26

Total expenses	82,403	3,265	12,176

Less amounts waived	(12,025)	(1,035)	(5,680)
Less earnings credits	(4)	— (a)	—	(a)

Net expenses	70,374	2,230	6,496

Net investment income (loss)	603,943	8,638	108,897

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	178,644	(2,518)	6,272
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	438,195	24,133	40,214
Unfunded commitments	3	—	—

Change in net unrealized appreciation (depreciation)	438,198	24,133	40,214

Net realized/unrealized gains (losses)	616,842	21,615	46,486

Change in net assets resulting from operations	$1,220,785	$30,253	$155,383

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	209

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2011 (continued)

(Amounts in thousands)

	Short Duration Bond Fund	Short Term Bond Fund II	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$211,075	$2,320	$10,165
Dividend income from affiliates	141	1	3
Income from securities lending (net)	103	—	—
Other income	22	—	5

Total investment income	211,341	2,321	10,173

EXPENSES:
Investment advisory fees	23,597	239	1,514
Administration fees	8,639	88	462
Distribution fees:
Class A	696	18	246
Class B	22	—	8
Class C	2,719	—	—
Class M	—	301	—
Shareholder servicing fees:
Class A	696	18	246
Class B	7	—	3
Class C	906	—	—
Class M	—	215	—
Select Class	15,778	5	1,013
Custodian and accounting fees	559	36	32
Interest expense to affiliates	—	—	— (a)
Professional fees	184	117	63
Trustees’ and Chief Compliance Officer’s fees	84	5	3
Printing and mailing costs	388	42	44
Registration and filing fees	411	32	33
Transfer agent fees	286	13	119
Other	121	24	15

Total expenses	55,093	1,153	3,801

Less amounts waived	(6,526)	(229)	(1,290)
Less earnings credits	(1)	— (a)	— (a)

Net expenses	48,566	924	2,511

Net investment income (loss)	162,775	1,397	7,662

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	14,779	843	1,956

Change in net unrealized appreciation (depreciation) of investments in non-affiliates	31,764	(1,062)	(2,734)

Net realized/unrealized gains (losses)	46,543	(219)	(778)

Change in net assets resulting from operations	$209,318	$1,178	$6,884

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$638,350	$489,967	$82,299	$59,564
Net realized gain (loss)	59,497	418	15,238	499
Change in net unrealized appreciation (depreciation)	228,514	478,829	53,441	104,066

Change in net assets resulting from operations	926,361	969,214	150,978	164,129

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(134,985)	(113,312)	(12,510)	(6,206)
Class B
From net investment income	(2,838)	(4,896)	(287)	(343)
Class C
From net investment income	(74,656)	(56,032)	(10,137)	(3,874)
Class R2
From net investment income	(945)	(251)	(13)	(7)
Class R5
From net investment income	(18,323)	(17,802)	—	—
Class R6 (a)
From net investment income	(62,965)	(52,645)	(4,752)	(1,857)
Institutional Class (b)
From net investment income	—	—	(2,250)	(1,402)
Select Class
From net investment income	(344,559)	(244,539)	(52,405)	(46,071)

Total distributions to shareholders	(639,271)	(489,477)	(82,354)	(59,760)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,713,330	8,411,171	666,336	478,602

NET ASSETS:
Change in net assets	5,000,420	8,890,908	734,960	582,971
Beginning of period	14,258,057	5,367,149	1,332,254	749,283

End of period	$19,258,477	$14,258,057	$2,067,214	$1,332,254

Accumulated undistributed (distributions in excess of) net investment income	$1,016	$1,855	$(180)	$(433)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(b)	Commencement of offering of class of shares effective June 19, 2009 for the Core Plus Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	211

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,969	$49,641	$603,943	$345,374
Net realized gain (loss)	2,101	407	178,644	33,254
Change in net unrealized appreciation (depreciation)	8,867	15,238	438,198	919,782

Change in net assets resulting from operations	64,937	65,286	1,220,785	1,298,410

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17,400)	(16,672)	(51,366)	(39,437)
From net realized gains	—	—	(2,548)	—
Class B
From net investment income	(782)	(1,363)	(1,431)	(1,611)
From net realized gains	—	—	(65)	—
Class C
From net investment income	(5,593)	(5,436)	(14,363)	(8,640)
From net realized gains	—	—	(767)	—
Class R2
From net investment income	(322)	(45)	(162)	(28)
From net realized gains	—	—	(9)	—
Class R5
From net investment income	—	—	(13,053)	(10,142)
From net realized gains	—	—	(918)	—
Class R6 (a)
From net investment income	—	—	(46,034)	(16,380)
From net realized gains	—	—	(2,110)	—
Select Class
From net investment income	(29,919)	(26,186)	(480,731)	(269,203)
From net realized gains	—	—	(23,094)	—

Total distributions to shareholders	(54,016)	(49,702)	(636,651)	(345,441)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	88,010	212,449	3,140,534	2,663,582

NET ASSETS:
Change in net assets	98,931	228,033	3,724,668	3,616,551
Beginning of period	1,391,324	1,163,291	5,838,054	2,221,503

End of period	$1,490,255	$1,391,324	$9,562,722	$5,838,054

Accumulated undistributed (distributions in excess of) net investment income	$(36)	$12	$2,909	$4,289

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,638	$10,064	$108,897	$88,998
Net realized gain (loss)	(2,518)	(43,827)	6,272	15
Change in net unrealized appreciation (depreciation)	24,133	84,743	40,214	82,299

Change in net assets resulting from operations	30,253	50,980	155,383	171,312

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,704)	(1,732)	(7,630)	(2,423)
Class B
From net investment income	(24)	(84)	—	—
Class C
From net investment income	(1,262)	(1,592)	—	—
Class R6 (a)
From net investment income	(40)	(1,427)	(73,620)	(76,478)
Select Class
From net investment income	(5,612)	(5,196)	(27,805)	(10,196)

Total distributions to shareholders	(8,642)	(10,031)	(109,055)	(89,097)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	48,768	(154,849)	377,268	696,596

NET ASSETS:
Change in net assets	70,379	(113,900)	423,596	778,811
Beginning of period	326,914	440,814	1,799,432	1,020,621

End of period	$397,293	$326,914	$2,223,028	$1,799,432

Accumulated undistributed (distributions in excess of) net investment income	$(988)	$(1,177)	$448	$504

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	213

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$162,775	$128,366	$1,397	$2,353
Net realized gain (loss)	14,779	3,945	843	(11,882)
Change in net unrealized appreciation (depreciation)	31,764	104,416	(1,062)	13,496

Change in net assets resulting from operations	209,318	236,727	1,178	3,967

Net equalization credits (debits)	—	—	(14)	(15)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,963)	(4,393)	(128)	(173)
From net realized gains	(385)	—	—	—
Class B
From net investment income	(26)	(80)	—	—
From net realized gains	(3)	—	—	—
Class C
From net investment income	(3,309)	(3,307)	—	—
From net realized gains	(459)	—	—	—
Class M
From net investment income	—	—	(1,277)	(2,406)
Class R6 (a)
From net investment income	(48,325)	(33,326)	—	—
From net realized gains	(3,598)	—	—	—
Select Class
From net investment income	(107,143)	(86,773)	(41)	(105)
From net realized gains	(8,462)	—	—	—

Total distributions to shareholders	(175,673)	(127,879)	(1,446)	(2,684)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,465,685	5,229,689	(18,560)	(23,718)

NET ASSETS:
Change in net assets	2,499,330	5,338,537	(18,842)	(22,450)
Beginning of period	7,811,341	2,472,804	103,445	125,895

End of period	$10,310,671	$7,811,341	$84,603	$103,445

Accumulated undistributed (distributions in excess of) net investment income	$435	$425	$(20)	$29

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Treasury & Agency Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,662	$14,559
Net realized gain (loss)	1,956	12,322
Change in net unrealized appreciation (depreciation)	(2,734)	(4,734)

Change in net assets resulting from operations	6,884	22,147

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,322)	(2,238)
From net realized gains	(1,585)	(3,339)
Class B
From net investment income	(9)	(37)
From net realized gains	(14)	(54)
Select Class
From net investment income	(6,315)	(12,271)
From net realized gains	(6,363)	(14,626)

Total distributions to shareholders	(15,608)	(32,565)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(48,468)	(131,206)

NET ASSETS:
Change in net assets	(57,192)	(141,624)
Beginning of period	529,061	670,685

End of period	$471,869	$529,061

Accumulated undistributed (distributions in excess of) net investment income	$(369)	$(440)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	215

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund			Core Plus Bond Fund
	Year Ended 2/28/2011		Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,139,903		$2,207,484	$277,715	$123,634
Net assets acquired in Fund reorganization (See Note 9)	—		105,525	—	10,165
Dividends and distributions reinvested	118,480		97,942	9,618	4,236
Cost of shares redeemed	(1,490,961)		(692,741)	(138,398)	(29,687)

Change in net assets from Class A capital transactions	$767,422		$1,718,210	$148,935	$108,348

Class B
Proceeds from shares issued	$3,711		$33,442	$1,742	$2,766
Net assets acquired in Fund reorganization (See Note 9)	—		36,304	—	2,437
Dividends and distributions reinvested	2,348		3,918	224	267
Cost of shares redeemed	(51,098)		(42,164)	(3,695)	(2,804)

Change in net assets from Class B capital transactions	$(45,039)		$31,500	$(1,729)	$2,666

Class C
Proceeds from shares issued	$954,029		$2,141,459	$236,555	$139,327
Net assets acquired in Fund reorganization (See Note 9)	—		41,325	—	5,095
Dividends and distributions reinvested	59,474		43,720	7,516	2,836
Cost of shares redeemed	(1,208,984)		(203,403)	(118,713)	(16,654)

Change in net assets from Class C capital transactions	$(195,481)		$2,023,101	$125,358	$130,604

Class R2
Proceeds from shares issued	$30,218		$15,313	$246	$145
Dividends and distributions reinvested	672		68	9	5
Cost of shares redeemed	(8,714)		(1,060)	(119)	— (a)

Change in net assets from Class R2 capital transactions	$22,176		$14,321	$136	$150

Class R5
Proceeds from shares issued	$362,412		$247,419	$—	$—
Dividends and distributions reinvested	16,135		15,203	—	—
Cost of shares redeemed	(735,436	)(b)	(69,126)	—	—

Change in net assets from Class R5 capital transactions	$(356,889)		$193,496	$—	$—

Class R6 (c)
Proceeds from shares issued	$1,558,178	(b)	$485,735	$144,324	$35,673
Subscriptions in-kind (See Note 10)	—		—	—	2,249
Net assets acquired in Fund reorganization (See Note 9)	—		105,588	—	20,544
Dividends and distributions reinvested	52,872		31,270	1,610	559
Cost of shares redeemed	(444,955)		(286,675)	(8,529)	(59,643)

Change in net assets from Class R6 capital transactions	$1,166,095		$335,918	$137,405	$(618)

Institutional Class (d)
Proceeds from shares issued	$—		$—	$14,917	$32,142
Net assets acquired in Fund reorganization (See Note 9)	—		—	—	15,799
Dividends and distributions reinvested	—		—	1,229	622
Cost of shares redeemed	—		—	(37,401)	(3,374)

Change in net assets from Institutional Class capital transactions	$—		$—	$(21,255)	$45,189

Select Class
Proceeds from shares issued	$5,174,077		$4,929,544	$416,851	$332,782
Net assets acquired in Fund reorganization (See Note 9)	—		576,149	—	30,681
Dividends and distributions reinvested	236,091		153,536	8,172	7,280
Cost of shares redeemed	(2,055,122)		(1,564,604)	(147,537)	(178,480)

Change in net assets from Select Class capital transactions	$3,355,046		$4,094,625	$277,486	$192,263

Total change in net assets from capital transactions	$4,713,330		$8,411,171	$666,336	$478,602

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Core Bond Fund			Core Plus Bond Fund
	Year Ended 2/28/2011		Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	186,141		200,398	34,292	16,285
Shares issued in connection with Fund reorganization (See Note 9)	—		9,693	—	1,371
Reinvested	10,303		8,862	1,185	554
Redeemed	(129,866)		(62,836)	(17,059)	(3,920)

Change in Class A Shares	66,578		156,117	18,418	14,290

Class B
Issued	324		3,080	215	372
Shares issued in connection with Fund reorganization (See Note 9)	—		3,337	—	327
Reinvested	204		355	28	36
Redeemed	(4,459)		(3,823)	(455)	(370)

Change in Class B Shares	(3,931)		2,949	(212)	365

Class C
Issued	82,813		193,321	29,147	18,158
Shares issued in connection with Fund reorganization (See Note 9)	—		3,778	—	685
Reinvested	5,149		3,919	923	367
Redeemed	(104,770)		(18,251)	(14,555)	(2,169)

Change in Class C Shares	(16,808)		182,767	15,515	17,041

Class R2
Issued	2,638		1,385	30	19
Reinvested	59		6	1	1
Redeemed	(758)		(95)	(14)	— (a)

Change in Class R2 Shares	1,939		1,296	17	20

Class R5
Issued	31,579		22,309	—	—
Reinvested	1,403		1,380	—	—
Redeemed	(64,141	)(b)	(6,289)	—	—

Change in Class R5 Shares	(31,159)		17,400	—	—

Class R6 (c)
Issued	135,996	(b)	44,095	17,806	4,805
Subscriptions in-kind (See Note 10)	—		—	—	312
Shares issued in connection with Fund reorganization (See Note 9)	—		9,703	—	2,774
Reinvested	4,596		2,837	198	72
Redeemed	(38,775)		(25,920)	(1,046)	(7,838)

Change in Class R6 Shares	101,817		30,715	16,958	125

Institutional Class (d)
Issued	—		—	1,867	4,151
Shares issued in connection with Fund reorganization (See Note 9)	—		—	—	2,130
Reinvested	—		—	152	80
Redeemed	—		—	(4,609)	(433)

Change in Institutional Class Shares	—		—	(2,590)	5,928

Select Class
Issued	451,100		445,897	51,622	43,932
Shares issued in connection with Fund reorganization (See Note 9)	—		52,962	—	4,141
Reinvested	20,540		13,876	1,009	953
Redeemed	(179,057)		(141,414)	(18,203)	(23,802)

Change in Select Class Shares	292,583		371,321	34,428	25,224

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	On December 23, 2010, certain affiliated shareholders of the Core Bond Fund exchanged approximately 51,670,000 Class R5 Shares for 51,625,000 Class R6 Shares. This exchange amounted to approximately $592,658,000.
(c)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(d)	Commencement of offering of class of shares effective June 19, 2009 for Core Plus Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	217

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011		Year Ended 2/28/2010

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$234,332	$249,919	$556,378		$570,387
Dividends and distributions reinvested	10,735	9,730	44,269		33,852
Cost of shares redeemed	(227,639)	(184,105)	(373,147)		(314,911)
Redemption fees	—	—	40		30

Change in net assets from Class A capital transactions	$17,428	$75,544	$227,540		$289,358

Class B
Proceeds from shares issued	$581	$5,186	$1,261		$5,451
Dividends and distributions reinvested	588	1,060	908		924
Cost of shares redeemed	(17,120)	(20,095)	(8,159)		(6,349)
Redemption fees	—	—	1		2

Change in net assets from Class B capital transactions	$(15,951)	$(13,849)	$(5,989)		$28

Class C
Proceeds from shares issued	$103,239	$123,938	$118,174		$120,545
Dividends and distributions reinvested	4,594	4,368	10,595		6,032
Cost of shares redeemed	(122,817)	(81,288)	(54,088)		(30,007)
Redemption fees	—	—	13		7

Change in net assets from Class C capital transactions	$(14,984)	$47,018	$74,694		$96,577

Class R2
Proceeds from shares issued	$16,555	$3,609	$3,549		$966
Dividends and distributions reinvested	123	8	107		20
Cost of shares redeemed	(4,002)	(643)	(1,234)		(73)
Redemption fees	—	—	—	(a)	— (a)

Change in net assets from Class R2 capital transactions	$12,676	$2,974	$2,422		$913

Class R5
Proceeds from shares issued	$—	$—	$117,517		$77,289
Dividends and distributions reinvested	—	—	13,762		9,768
Cost of shares redeemed	—	—	(262,979	)(b)	(20,388)
Redemption fees	—	—	12		8

Change in net assets from Class R5 capital transactions	$—	$—	$(131,688)		$66,677

Class R6 (c)
Proceeds from shares issued	$—	$—	$645,616	(b)	$333,303
Dividends and distributions reinvested	—	—	18,515		3,858
Cost of shares redeemed	—	—	(141,844)		(109,799)
Redemption fees	—	—	33		13

Change in net assets from Class R6 capital transactions	$—	$—	$522,320		$227,375

Select Class
Proceeds from shares issued	$251,390	$358,450	$3,512,844		$2,827,285
Subscriptions in-kind (See Note 10)	—	—	—		4,090
Dividends and distributions reinvested	8,855	7,709	139,863		69,870
Cost of shares redeemed	(171,404)	(265,397)	(1,201,843)		(918,806)
Redemption fees	—	—	371		215

Change in net assets from Select Class capital transactions	$88,841	$100,762	$2,451,235		$1,982,654

Total change in net assets from capital transactions	$88,010	$212,449	$3,140,534		$2,663,582

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011		Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	21,332	23,476	69,145		81,493
Reinvested	978	912	5,525		4,664
Redeemed	(20,838)	(17,265)	(47,068)		(42,776)

Change in Class A Shares	1,472	7,123	27,602		43,381

Class B
Issued	53	486	157		801
Reinvested	54	99	113		129
Redeemed	(1,571)	(1,891)	(1,016)		(909)

Change in Class B Shares	(1,464)	(1,306)	(746)		21

Class C
Issued	9,380	11,674	14,691		17,448
Reinvested	420	411	1,322		828
Redeemed	(11,320)	(7,666)	(6,732)		(4,107)

Change in Class C Shares	(1,520)	4,419	9,281		14,169

Class R2
Issued	1,522	338	443		128
Reinvested	11	1	14		3
Redeemed	(367)	(60)	(153)		(10)

Change in Class R2 Shares	1,166	279	304		121

Class R5
Issued	—	—	14,667		11,237
Reinvested	—	—	1,725		1,348
Redeemed	—	—	(32,225	)(b)	(2,654)

Change in Class R5 Shares	—	—	(15,833)		9,931

Class R6 (c)
Issued	—	—	80,090	(b)	45,285
Reinvested	—	—	2,285		532
Redeemed	—	—	(17,524)		(15,149)

Change in Class R6 Shares	—	—	64,851		30,668

Select Class
Issued	22,987	33,658	436,489		391,080
Subscriptions in-kind (See Note 10)	—	—	—		690
Reinvested	807	723	17,411		9,481
Redeemed	(15,684)	(24,929)	(149,268)		(127,426)

Change in Select Class Shares	8,110	9,452	304,632		273,825

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	On December 23, 2010, certain affiliated shareholders of the High Yield Fund exchanged approximately 30,054,000 Class R5 Shares for 30,090,000 Class R6 Shares. This exchange amounted to approximately $245,237,000.
(c)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	219

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,234	$35,791	$165,286	$94,102
Dividends and distributions reinvested	1,296	1,278	6,761	2,099
Cost of shares redeemed	(49,142)	(22,570)	(101,004)	(12,293)

Change in net assets from Class A capital transactions	$(9,612)	$14,499	$71,043	$83,908

Class B
Proceeds from shares issued	$120	$143	$—	$—
Dividends and distributions reinvested	20	71	—	—
Cost of shares redeemed	(1,253)	(5,176)	—	—

Change in net assets from Class B capital transactions	$(1,113)	$(4,962)	$—	$—

Class C
Proceeds from shares issued	$18,131	$17,868	$—	$—
Dividends and distributions reinvested	1,099	1,377	—	—
Cost of shares redeemed	(22,525)	(26,768)	—	—

Change in net assets from Class C capital transactions	$(3,295)	$(7,523)	$—	$—

Class R6 (a)
Proceeds from shares issued	$2,715	$1	$222,666	$395,291
Dividends and distributions reinvested	5	—	66,963	65,387
Cost of shares redeemed	(180)	(33,382)	(126,219)	(178,510)
Redemptions in-kind	—	(107,423)	—	—

Change in net assets from Class R6 capital transactions	$2,540	$(140,804)	$163,410	$282,168

Select Class
Proceeds from shares issued	$105,331	$57,408	$362,624	$350,357
Dividends and distributions reinvested	1,549	1,421	19,795	7,257
Cost of shares redeemed	(46,632)	(74,888)	(239,604)	(27,094)

Change in net assets from Select Class capital transactions	$60,248	$(16,059)	$142,815	$330,520

Total change in net assets from capital transactions	$48,768	$(154,849)	$377,268	$696,596

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	4,141	4,199	14,441	8,448
Reinvested	140	153	590	190
Redeemed	(5,310)	(2,722)	(8,784)	(1,109)

Change in Class A Shares	(1,029)	1,630	6,247	7,529

Class B
Issued	13	18	—	—
Reinvested	2	9	—	—
Redeemed	(137)	(648)	—	—

Change in Class B Shares	(122)	(621)	—	—

Class C
Issued	1,981	2,134	—	—
Reinvested	120	168	—	—
Redeemed	(2,449)	(3,285)	—	—

Change in Class C Shares	(348)	(983)	—	—

Class R6 (a)
Issued	287	— (b)	19,857	36,477
Reinvested	— (b)	—	5,958	6,082
Redeemed	(19)	(4,123)	(11,228)	(16,626)
Redemptions in-kind	—	(13,361)	—	—

Change in Class R6 Shares	268	(17,484)	14,587	25,933

Select Class
Issued	11,348	6,797	32,322	31,853
Reinvested	168	170	1,763	671
Redeemed	(5,017)	(9,328)	(21,276)	(2,490)

Change in Select Class Shares	6,499	(2,361)	12,809	30,034

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	221

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$207,816	$259,152	$925	$1,024
Dividends and distributions reinvested	3,609	3,608	119	166
Cost of shares redeemed	(217,210)	(102,680)	(1,060)	(464)

Change in net assets from Class A capital transactions	$(5,785)	$160,080	$(16)	$726

Class B
Proceeds from shares issued	$825	$1,719	$—	$—
Dividends and distributions reinvested	23	67	—	—
Cost of shares redeemed	(2,190)	(5,118)	—	—

Change in net assets from Class B capital transactions	$(1,342)	$(3,332)	$—	$—

Class C
Proceeds from shares issued	$235,112	$422,727	$—	$—
Dividends and distributions reinvested	3,348	2,864	—	—
Cost of shares redeemed	(263,450)	(106,662)	—	—

Change in net assets from Class C capital transactions	$(24,990)	$318,929	$—	$—

Class M
Proceeds from shares issued	$—	$—	$—	$— (a)
Cost of shares redeemed	—	—	(17,852)	(21,165)

Change in net assets from Class M capital transactions	$—	$—	$(17,852)	$(21,165)

Class R6 (b)
Proceeds from shares issued	$1,993,867	$2,500,432	$—	$—
Subscriptions in-kind (See Note 10)	11,698	—	—	—
Dividends and distributions reinvested	24,050	8,224	—	—
Cost of shares redeemed	(1,173,029)	(812,904)	—	—

Change in net assets from Class R6 capital transactions	$856,586	$1,695,752	$—	$—

Select Class
Proceeds from shares issued	$4,834,205	$4,655,265	$691	$132
Dividends and distributions reinvested	8,205	7,101	20	20
Cost of shares redeemed	(3,201,194)	(1,604,106)	(1,403)	(3,431)

Change in net assets from Select Class capital transactions	$1,641,216	$3,058,260	$(692)	$(3,279)

Total change in net assets from capital transactions	$2,465,685	$5,229,689	$(18,560)	$(23,718)

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Short Duration Bond Fund		Short Term Bond Fund II
	Year Ended 2/28/2011	Year Ended 2/28/2010	Year Ended 2/28/2011	Year Ended 2/28/2010
SHARE TRANSACTIONS:
Class A
Issued	18,959	23,999	105	117
Reinvested	329	334	13	20
Redeemed	(19,817)	(9,483)	(120)	(54)

Change in Class A Shares	(529)	14,850	(2)	83

Class B
Issued	75	158	—	—
Reinvested	2	6	—	—
Redeemed	(198)	(473)	—	—

Change in Class B Shares	(121)	(309)	—	—

Class C
Issued	21,331	38,823	—	—
Reinvested	304	262	—	—
Redeemed	(23,892)	(9,760)	—	—

Change in Class C Shares	(2,257)	29,325	—	—

Class M
Issued	—	—	—	— (a)
Redeemed	—	—	(2,018)	(2,404)

Change in Class M Shares	—	—	(2,018)	(2,404)

Class R6 (b)
Issued	181,535	230,589	—	—
Subscriptions in-kind (See Note 10)	1,064	—	—	—
Reinvested	2,189	757	—	—
Redeemed	(106,968)	(74,562)	—	—

Change in Class R6 Shares	77,820	156,784	—	—

Select Class
Issued	440,703	428,823	78	15
Reinvested	747	655	2	2
Redeemed	(291,617)	(147,579)	(158)	(390)

Change in Select Class Shares	149,833	281,899	(78)	(373)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	223

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Treasury & Agency Fund
	Year Ended 2/28/2011	Year Ended 2/28/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,401	$43,462
Dividends and distributions reinvested	2,258	4,305
Cost of shares redeemed	(41,712)	(60,690)

Change in net assets from Class A capital transactions	$1,947	$(12,923)

Class B
Proceeds from shares issued	$98	$302
Dividends and distributions reinvested	20	80
Cost of shares redeemed	(922)	(2,305)

Change in net assets from Class B capital transactions	$(804)	$(1,923)

Select Class
Proceeds from shares issued	$173,426	$234,806
Dividends and distributions reinvested	3,163	3,420
Cost of shares redeemed	(226,200)	(354,586)

Change in net assets from Select Class capital transactions	$(49,611)	$(116,360)

Total change in net assets from capital transactions	$(48,468)	$(131,206)

SHARE TRANSACTIONS:
Class A
Issued	4,167	4,267
Reinvested	229	429
Redeemed	(4,200)	(5,965)

Change in Class A Shares	196	(1,269)

Class B
Issued	10	30
Reinvested	2	8
Redeemed	(93)	(226)

Change in Class B Shares	(81)	(188)

Select Class
Issued	17,423	23,154
Reinvested	321	341
Redeemed	(22,735)	(34,885)

Change in Select Class Shares	(4,991)	(11,390)

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	225

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Core Bond Fund
Class A
Year Ended February 28, 2011	$11.23	$0.42	(e)	$0.22		$0.64	$(0.41)
Year Ended February 28, 2010	10.59	0.55	(e)	0.64	(f)	1.19	(0.55)
Year Ended February 28, 2009	11.04	0.55	(e)	(0.46)		0.09	(0.54)
Year Ended February 29, 2008	10.67	0.48	(e)	0.37		0.85	(0.48)
Year Ended February 28, 2007	10.57	0.46	(e)	0.10		0.56	(0.46)

Class B
Year Ended February 28, 2011	11.22	0.34	(e)	0.22		0.56	(0.33)
Year Ended February 28, 2010	10.58	0.48	(e)	0.63	(f)	1.11	(0.47)
Year Ended February 28, 2009	11.03	0.47	(e)	(0.45)		0.02	(0.47)
Year Ended February 29, 2008	10.66	0.41	(e)	0.37		0.78	(0.41)
Year Ended February 28, 2007	10.56	0.39	(e)	0.10		0.49	(0.39)

Class C
Year Ended February 28, 2011	11.28	0.34	(e)	0.23		0.57	(0.34)
Year Ended February 28, 2010	10.65	0.46	(e)	0.65	(f)	1.11	(0.48)
Year Ended February 28, 2009	11.09	0.48	(e)	(0.45)		0.03	(0.47)
Year Ended February 29, 2008	10.73	0.42	(e)	0.35		0.77	(0.41)
Year Ended February 28, 2007	10.62	0.39	(e)	0.11		0.50	(0.39)

Class R2
Year Ended February 28, 2011	11.22	0.39	(e)	0.22		0.61	(0.38)
Year Ended February 28, 2010	10.59	0.49	(e)	0.67	(f)	1.16	(0.53)
November 3, 2008 (h) through February 28, 2009	10.26	0.17	(e)	0.34		0.51	(0.18)

Class R5 (i)
Year Ended February 28, 2011	11.21	0.45	(e)	0.22		0.67	(0.44)
Year Ended February 28, 2010	10.58	0.58	(e)	0.63	(f)	1.21	(0.58)
Year Ended February 28, 2009	11.02	0.58	(e)	(0.45)		0.13	(0.57)
Year Ended February 29, 2008	10.66	0.52	(e)	0.35		0.87	(0.51)
May 15, 2006 (h) through February 28, 2007	10.35	0.39	(e)	0.33		0.72	(0.41)

Class R6 (j)
Year Ended February 28, 2011	11.22	0.46	(e)	0.23		0.69	(0.45)
Year Ended February 28, 2010	10.59	0.59	(e)	0.63	(f)	1.22	(0.59)
Year Ended February 28, 2009	11.03	0.58	(e)	(0.45)		0.13	(0.57)
Year Ended February 29, 2008	10.67	0.52	(e)	0.36		0.88	(0.52)
Year Ended February 28, 2007	10.56	0.50	(e)	0.10		0.60	(0.49)

Select Class
Year Ended February 28, 2011	11.22	0.44	(e)	0.22		0.66	(0.43)
Year Ended February 28, 2010	10.58	0.56	(e)	0.64	(f)	1.20	(0.56)
Year Ended February 28, 2009	11.03	0.56	(e)	(0.46)		0.10	(0.55)
Year Ended February 29, 2008	10.67	0.50	(e)	0.35		0.85	(0.49)
Year Ended February 28, 2007	10.56	0.47	(e)	0.11		0.58	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.
(j)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.46	5.75%		$3,982,404	0.74%	3.62%	0.97%	24%
11.23	11.45	(f)	3,154,129	0.73	4.94	0.97	18
10.59	0.87		1,322,130	0.75	5.12	0.98	18
11.04	8.21	(g)	780,006	0.75	4.51	0.99	14
10.67	5.42		560,556	0.75	4.36	0.94	8

11.45	5.06		76,034	1.39	2.98	1.46	24
11.22	10.71	(f)	118,596	1.38	4.37	1.47	18
10.58	0.21		80,648	1.40	4.42	1.48	18
11.03	7.49	(g)	78,048	1.40	3.86	1.49	14
10.66	4.75		74,963	1.40	3.72	1.44	8

11.51	5.04		2,181,719	1.39	2.97	1.47	24
11.28	10.65	(f)	2,326,774	1.38	4.12	1.47	18
10.65	0.33		250,444	1.40	4.46	1.48	18
11.09	7.38	(g)	133,975	1.40	3.86	1.49	14
10.73	4.83		65,579	1.40	3.72	1.44	8

11.45	5.51		37,096	0.99	3.36	1.22	24
11.22	11.16	(f)	14,608	0.98	4.41	1.22	18
10.59	5.00		63	1.00	4.96	1.25	18

11.44	6.06		123,327	0.44	3.91	0.51	24
11.21	11.69	(f)	470,155	0.43	5.26	0.53	18
10.58	1.26		259,552	0.45	5.43	0.53	18
11.02	8.41	(g)	177,019	0.45	4.82	0.54	14
10.66	7.03		55,785	0.45	4.64	0.50	8

11.46	6.22		2,334,504	0.39	3.98	0.47	24
11.22	11.72	(f)	1,144,420	0.39	5.36	0.47	18
10.59	1.30		754,336	0.40	5.41	0.48	18
11.03	8.48	(g)	782,067	0.40	4.86	0.48	14
10.67	5.88		711,527	0.40	4.72	0.44	8

11.45	5.96		10,523,393	0.57	3.79	0.72	24
11.22	11.61	(f)	7,029,375	0.57	5.08	0.72	18
10.58	1.03		2,699,976	0.60	5.21	0.73	18
11.03	8.25	(g)	2,456,097	0.60	4.66	0.73	14
10.67	5.69		2,128,674	0.60	4.52	0.69	8

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	227

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Core Plus Bond Fund
Class A
Year Ended February 28, 2011	$7.85	$0.37	(e)	$0.34		$0.71	$(0.37)
Year Ended February 28, 2010	7.03	0.43	(e)	0.82	(f)	1.25	(0.43)
Year Ended February 28, 2009	7.85	0.41	(e)	(0.82)		(0.41)	(0.41)
Year Ended February 29, 2008	7.78	0.37		0.07		0.44	(0.37)
Year Ended February 28, 2007	7.73	0.35		0.06		0.41	(0.36)

Class B
Year Ended February 28, 2011	7.89	0.33	(e)	0.34		0.67	(0.32)
Year Ended February 28, 2010	7.06	0.38	(e)	0.83	(f)	1.21	(0.38)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.83)		(0.46)	(0.37)
Year Ended February 29, 2008	7.82	0.32		0.08		0.40	(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05		0.37	(0.32)

Class C
Year Ended February 28, 2011	7.88	0.32	(e)	0.35		0.67	(0.32)
Year Ended February 28, 2010	7.05	0.38	(e)	0.84	(f)	1.22	(0.39)
Year Ended February 28, 2009	7.89	0.37	(e)	(0.84)		(0.47)	(0.37)
Year Ended February 29, 2008	7.82	0.34		0.06		0.40	(0.33)
Year Ended February 28, 2007	7.77	0.32		0.05		0.37	(0.32)

Class R2
Year Ended February 28, 2011	7.85	0.34	(e)	0.35		0.69	(0.34)
Year Ended February 28, 2010	7.03	0.40	(e)	0.82	(f)	1.22	(0.40)
November 3, 2008 (h) through February 28, 2009	6.90	0.13	(e)	0.12		0.25	(0.12)

Class R6 (i)
Year Ended February 28, 2011	7.85	0.40	(e)	0.34		0.74	(0.40)
Year Ended February 28, 2010	7.02	0.45	(e)	0.84	(f)	1.29	(0.46)
Year Ended February 28, 2009	7.85	0.44	(e)	(0.82)		(0.38)	(0.45)
Year Ended February 29, 2008	7.78	0.42		0.06		0.48	(0.41)
Year Ended February 28, 2007	7.73	0.39		0.06		0.45	(0.40)

Institutional Class
Year Ended February 28, 2011	7.85	0.40	(e)	0.34		0.74	(0.39)
June 19, 2009 (h) through February 28, 2010	7.38	0.31	(e)	0.48	(f)	0.79	(0.32)

Select Class
Year Ended February 28, 2011	7.85	0.38	(e)	0.34		0.72	(0.38)
Year Ended February 28, 2010	7.02	0.44	(e)	0.83	(f)	1.27	(0.44)
Year Ended February 28, 2009	7.85	0.42	(e)	(0.82)		(0.40)	(0.43)
Year Ended February 29, 2008	7.78	0.39		0.07		0.46	(0.39)
Year Ended February 28, 2007	7.73	0.38		0.05		0.43	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share for Class R6 would have been $0.83, and the total return would have been 18.61%. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class A, Class B, Class C, Class R2, Institutional Class and Select Class.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.19	9.23%		$327,106	0.73%	4.62%	0.97%	22%
7.85	18.14	(f)	168,775	0.77	5.59	0.97	26
7.03	(5.32)		50,659	0.92	5.51	0.99	17
7.85	5.81	(g)	52,808	0.92	4.81	0.97	31
7.78	5.49		45,383	0.91	4.64	0.96	26

8.24	8.60		6,270	1.38	4.03	1.47	22
7.89	17.49	(f)	7,674	1.40	5.00	1.48	26
7.06	(5.93)		4,295	1.45	4.93	1.49	17
7.89	5.26	(g)	6,665	1.45	4.28	1.47	31
7.82	4.91		5,464	1.45	4.09	1.46	26

8.23	8.63		287,042	1.38	3.97	1.47	22
7.88	17.58	(f)	152,695	1.39	4.90	1.46	26
7.05	(5.99)		16,495	1.45	5.08	1.50	17
7.89	5.27	(g)	5,737	1.45	4.27	1.47	31
7.82	4.90		3,512	1.45	4.11	1.46	26

8.20	8.93		357	1.13	4.22	1.22	22
7.85	17.71	(f)	210	1.14	5.21	1.22	26
7.03	3.68		52	1.17	5.83	1.29	17

8.19	9.60		158,216	0.38	4.92	0.47	22
7.85	18.76	(f)	18,465	0.40	5.94	0.48	26
7.02	(4.98)		15,642	0.45	5.95	0.49	17
7.85	6.31	(g)	17,985	0.45	5.26	0.47	31
7.78	5.97		12,094	0.45	5.10	0.46	26

8.20	9.63		27,374	0.47	4.93	0.57	22
7.85	10.89	(f)	46,561	0.48	5.73	0.56	26

8.19	9.35		1,260,849	0.63	4.75	0.72	22
7.85	18.46	(f)	937,874	0.65	5.81	0.73	26
7.02	(5.21)		662,140	0.67	5.73	0.74	17
7.85	6.11	(g)	925,240	0.67	5.05	0.72	31
7.78	5.74		875,275	0.66	4.89	0.71	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	229

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Government Bond Fund
Class A
Year Ended February 28, 2011	$10.70	$0.39	$0.11		$0.50	$(0.39)
Year Ended February 28, 2010	10.56	0.42	0.14		0.56	(0.42)
Year Ended February 28, 2009	10.55	0.42	0.01		0.43	(0.42)
Year Ended February 29, 2008	10.15	0.48	0.40		0.88	(0.48)
Year Ended February 28, 2007	10.15	0.45	0.01		0.46	(0.46)

Class B
Year Ended February 28, 2011	10.69	0.31	0.11		0.42	(0.31)
Year Ended February 28, 2010	10.55	0.34	0.14		0.48	(0.34)
Year Ended February 28, 2009	10.54	0.35	0.01		0.36	(0.35)
Year Ended February 29, 2008	10.14	0.41	0.40		0.81	(0.41)
Year Ended February 28, 2007	10.14	0.38	0.01		0.39	(0.39)

Class C
Year Ended February 28, 2011	10.66	0.31	0.12		0.43	(0.31)
Year Ended February 28, 2010	10.53	0.35	0.13		0.48	(0.35)
Year Ended February 28, 2009	10.53	0.34	0.01		0.35	(0.35)
Year Ended February 29, 2008	10.13	0.42	0.39		0.81	(0.41)
Year Ended February 28, 2007	10.13	0.38	0.01		0.39	(0.39)

Class R2
Year Ended February 28, 2011	10.69	0.37	0.11		0.48	(0.37)
Year Ended February 28, 2010	10.56	0.41	0.12		0.53	(0.40)
November 3, 2008 (f) through February 28, 2009	10.07	0.09	0.51		0.60	(0.11)

Select Class
Year Ended February 28, 2011	10.69	0.42	0.11		0.53	(0.42)
Year Ended February 28, 2010	10.56	0.45	0.13		0.58	(0.45)
Year Ended February 28, 2009	10.55	0.46	—	(g)	0.46	(0.45)
Year Ended February 29, 2008	10.15	0.52	0.39		0.91	(0.51)
Year Ended February 28, 2007	10.14	0.48	0.01		0.49	(0.48)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.81	4.69%		$474,402	0.74%	3.56%	0.99%	18%
10.70	5.42		453,605	0.74	3.96	1.03	12
10.56	4.27		372,703	0.75	4.04	1.02	13
10.55	8.98	(e)	220,780	0.75	4.70	0.98	2
10.15	4.65		157,598	0.75	4.51	0.98	24

10.80	3.92		19,524	1.47	2.85	1.49	18
10.69	4.64		34,957	1.47	3.26	1.53	12
10.55	3.50		48,296	1.48	3.34	1.52	13
10.54	8.20	(e)	43,513	1.46	4.02	1.48	2
10.14	3.93		52,182	1.46	3.82	1.48	24

10.78	4.02		171,114	1.47	2.83	1.49	18
10.66	4.58		185,498	1.47	3.23	1.53	12
10.53	3.46		136,707	1.48	3.24	1.52	13
10.53	8.25	(e)	46,407	1.46	3.99	1.48	2
10.13	3.94		22,250	1.46	3.81	1.48	24

10.80	4.45		15,782	0.99	3.28	1.24	18
10.69	5.09		3,151	0.99	3.62	1.27	12
10.56	5.97		164	1.00	2.59	1.30	13

10.80	4.97		809,433	0.47	3.83	0.74	18
10.69	5.59		714,113	0.47	4.23	0.78	12
10.56	4.54		605,421	0.48	4.38	0.77	13
10.55	9.26	(e)	616,581	0.48	5.01	0.73	2
10.15	4.99		891,369	0.50	4.74	0.73	24

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	231

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
High Yield Fund
Class A
Year Ended February 28, 2011	$7.72	$0.63	(e)	$0.64	$1.27	$(0.63)	$(0.03)	$(0.66)
Year Ended February 28, 2010	5.79	0.58		1.94 (g)	2.52	(0.59)	—	(0.59)
Year Ended February 28, 2009	7.59	0.52		(1.78)	(1.26)	(0.54)	—	(0.54)
Year Ended February 29, 2008	8.60	0.62		(0.93)	(0.31)	(0.61)	(0.09)	(0.70)
Year Ended February 28, 2007	8.23	0.61		0.40	1.01	(0.62)	(0.02)	(0.64)

Class B
Year Ended February 28, 2011	7.73	0.58	(e)	0.64	1.22	(0.57)	(0.03)	(0.60)
Year Ended February 28, 2010	5.81	0.55		1.91 (g)	2.46	(0.54)	—	(0.54)
Year Ended February 28, 2009	7.60	0.51		(1.80)	(1.29)	(0.50)	—	(0.50)
Year Ended February 29, 2008	8.61	0.58		(0.94)	(0.36)	(0.56)	(0.09)	(0.65)
Year Ended February 28, 2007	8.23	0.57		0.40	0.97	(0.57)	(0.02)	(0.59)

Class C
Year Ended February 28, 2011	7.72	0.58	(e)	0.64	1.22	(0.57)	(0.03)	(0.60)
Year Ended February 28, 2010	5.80	0.53		1.93 (g)	2.46	(0.54)	—	(0.54)
Year Ended February 28, 2009	7.59	0.50		(1.79)	(1.29)	(0.50)	—	(0.50)
Year Ended February 29, 2008	8.61	0.57		(0.94)	(0.37)	(0.56)	(0.09)	(0.65)
Year Ended February 28, 2007	8.24	0.57		0.39	0.96	(0.57)	(0.02)	(0.59)

Class R2
Year Ended February 28, 2011	7.71	0.60	(e)	0.65	1.25	(0.61)	(0.03)	(0.64)
Year Ended February 28, 2010	5.79	0.55		1.94 (g)	2.49	(0.57)	—	(0.57)
November 3, 2008 (i) through February 28, 2009	5.96	0.16		(0.17)	(0.01)	(0.16)	—	(0.16)

Class R5 (j)
Year Ended February 28, 2011	7.74	0.68	(e)	0.62	1.30	(0.65)	(0.03)	(0.68)
Year Ended February 28, 2010	5.81	0.61		1.93 (g)	2.54	(0.61)	—	(0.61)
Year Ended February 28, 2009	7.61	0.55		(1.79)	(1.24)	(0.56)	—	(0.56)
Year Ended February 29, 2008	8.63	0.66		(0.95)	(0.29)	(0.64)	(0.09)	(0.73)
May 15, 2006 (i) through February 28, 2007	8.31	0.52		0.35	0.87	(0.53)	(0.02)	(0.55)

Class R6 (k)
Year Ended February 28, 2011	7.73	0.65	(e)	0.65	1.30	(0.65)	(0.03)	(0.68)
Year Ended February 28, 2010	5.81	0.61		1.92 (g)	2.53	(0.61)	—	(0.61)
Year Ended February 28, 2009	7.60	0.57		(1.80)	(1.23)	(0.56)	—	(0.56)
Year Ended February 29, 2008	8.61	0.65		(0.93)	(0.28)	(0.64)	(0.09)	(0.73)
Year Ended February 28, 2007	8.24	0.65		0.39	1.04	(0.65)	(0.02)	(0.67)

Select Class
Year Ended February 28, 2011	7.74	0.65	(e)	0.65	1.30	(0.65)	(0.03)	(0.68)
Year Ended February 28, 2010	5.81	0.60		1.93 (g)	2.53	(0.60)	—	(0.60)
Year Ended February 28, 2009	7.60	0.56		(1.79)	(1.23)	(0.56)	—	(0.56)
Year Ended February 29, 2008	8.62	0.63		(0.92)	(0.29)	(0.64)	(0.09)	(0.73)
Year Ended February 28, 2007	8.24	0.64		0.40	1.04	(0.64)	(0.02)	(0.66)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	The Advisor reimbursed the Fund for losses incurred from operational errors. Without these payments, the net realized and unrealized gains (losses) on investments per share for Class A would have been $1.93, and the total return would have been 44.53%. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class B, Class C, Class R2, Class R5, Class R6 and Select Class.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.
(k)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

			Ratios/Supplemental data
						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$8.33	17.07%		$856,717	1.14%	7.81%	1.32%	45%
—	(f)	7.72	44.71	(g)	580,690	1.14	8.40	1.32	45
—	(f)	5.79	(17.28)		184,739	1.15	8.10	1.31	18
—	(f)	7.59	(3.87	)(h)	79,217	1.12	7.54	1.32	48
—	(f)	8.60	12.82		83,790	1.12	7.42	1.31	69

—	(f)	8.35	16.40		17,991	1.79	7.24	1.82	45
—	(f)	7.73	43.46	(g)	22,430	1.79	7.80	1.82	45
—	(f)	5.81	(17.68)		16,720	1.80	7.33	1.81	18
—	(f)	7.60	(4.51	)(h)	26,052	1.78	6.88	1.82	48
—	(f)	8.61	12.19		35,667	1.77	6.78	1.81	69

—	(f)	8.34	16.45		248,488	1.79	7.17	1.82	45
—	(f)	7.72	43.58	(g)	158,503	1.79	7.75	1.83	45
—	(f)	5.80	(17.69)		36,872	1.80	7.37	1.81	18
—	(f)	7.59	(4.61	)(h)	29,517	1.78	6.88	1.82	48
—	(f)	8.61	12.05		29,953	1.77	6.77	1.81	69

—	(f)	8.32	16.82		3,609	1.39	7.49	1.58	45
—	(f)	7.71	44.25	(g)	1,004	1.39	8.10	1.60	45
—	(f)	5.79	(0.05)		50	1.40	8.84	1.59	18

—	(f)	8.36	17.45		27,619	0.85	8.54	0.87	45
—	(f)	7.74	44.95	(g)	148,162	0.84	8.71	0.87	45
—	(f)	5.81	(16.99)		53,497	0.85	8.55	0.87	18
—	(f)	7.61	(3.71	)(h)	18,807	0.86	7.83	0.86	48
—	(f)	8.63	10.90		8,732	0.86	7.57	0.86	69

—	(f)	8.35	17.59		929,762	0.80	7.99	0.83	45
—	(f)	7.73	44.84	(g)	359,553	0.79	8.76	0.83	45
—	(f)	5.81	(16.84)		91,880	0.80	8.44	0.81	18
—	(f)	7.60	(3.58	)(h)	77,356	0.81	7.87	0.81	48
—	(f)	8.61	13.12		64,497	0.81	7.74	0.81	69

—	(f)	8.36	17.44		7,478,536	0.89	8.06	1.07	45
—	(f)	7.74	44.86	(g)	4,567,712	0.89	8.67	1.08	45
—	(f)	5.81	(16.93)		1,837,745	0.90	8.36	1.06	18
—	(f)	7.60	(3.73	)(h)	1,544,252	0.87	7.81	1.06	48
—	(f)	8.62	13.18		1,038,528	0.87	7.67	1.06	69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	233

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Year Ended February 28, 2011	$8.90	$0.21	(c)	$0.56	$0.77	$(0.21)
Year Ended February 28, 2010	7.80	0.24	(c)	1.11 (d)	1.35	(0.25)
Year Ended February 28, 2009	9.31	0.36	(c)	(1.50)	(1.14)	(0.37)
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)

Class B
Year Ended February 28, 2011	8.83	0.17	(c)	0.56	0.73	(0.17)
Year Ended February 28, 2010	7.74	0.21	(c)	1.09 (d)	1.30	(0.21)
Year Ended February 28, 2009	9.24	0.31	(c)	(1.49)	(1.18)	(0.32)
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)

Class C
Year Ended February 28, 2011	8.82	0.17	(c)	0.55	0.72	(0.17)
Year Ended February 28, 2010	7.72	0.20	(c)	1.11 (d)	1.31	(0.21)
Year Ended February 28, 2009	9.23	0.31	(c)	(1.50)	(1.19)	(0.32)
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)

Class R6 (f)
Year Ended February 28, 2011	8.91	0.26	(c)	0.56	0.82	(0.26)
Year Ended February 28, 2010	7.80	0.31	(c)	1.09 (d)	1.40	(0.29)
Year Ended February 28, 2009	9.32	0.40	(c)	(1.51)	(1.11)	(0.41)
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)

Select Class
Year Ended February 28, 2011	8.90	0.24	(c)	0.56	0.80	(0.24)
Year Ended February 28, 2010	7.80	0.26	(c)	1.11 (d)	1.37	(0.27)
Year Ended February 28, 2009	9.31	0.38	(c)	(1.50)	(1.12)	(0.39)
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(f)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.46	8.78%		$69,464	0.67%	2.32%	0.95%	28%
8.90	17.61	(d)	74,529	0.67	2.88	0.98	23
7.80	(12.52)		52,560	0.70	4.12	0.95	—
9.31	(0.06	)(e)	104,590	0.70	4.70	0.91	15
9.77	5.03		121,385	0.70	4.53	0.91	26

9.39	8.29		820	1.17	1.82	1.45	28
8.83	17.01	(d)	1,845	1.17	2.58	1.49	23
7.74	(12.97)		6,423	1.20	3.62	1.44	—
9.24	(0.56	)(e)	18,797	1.20	4.20	1.41	15
9.70	4.54		32,930	1.20	4.04	1.41	26

9.37	8.20		66,659	1.17	1.82	1.45	28
8.82	17.22	(d)	65,806	1.17	2.41	1.48	23
7.72	(13.09)		65,241	1.20	3.63	1.44	—
9.23	(0.47	)(e)	145,000	1.20	4.20	1.41	15
9.68	4.45		242,277	1.20	4.04	1.41	26

9.47	9.25		3,873	0.22	2.78	0.45	28
8.91	18.26	(d)	1,253	0.23	3.92	0.51	23
7.80	(12.21)		137,474	0.25	4.56	0.44	—
9.32	0.51	(e)	573,714	0.25	5.15	0.41	15
9.77	5.37		648,283	0.25	5.01	0.41	26

9.46	9.05		256,477	0.42	2.57	0.70	28
8.90	17.91	(d)	183,481	0.42	3.14	0.73	23
7.80	(12.27)		179,116	0.45	4.37	0.70	—
9.31	0.18	(e)	352,600	0.45	4.95	0.66	15
9.77	5.29		565,561	0.45	4.79	0.66	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	235

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2011	$11.22	$0.55	$0.28	$0.83	$(0.55)
Year Ended February 28, 2010	10.42	0.73	0.82	1.55	(0.75)
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)
Year Ended February 28, 2007	10.54	0.47	0.10	0.57	(0.46)

Class R6 (d)
Year Ended February 28, 2011	11.01	0.59	0.27	0.86	(0.59)
Year Ended February 28, 2010	10.23	0.79	0.78	1.57	(0.79)
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)
Year Ended February 29, 2008	10.48	0.54	0.31	0.85	(0.54)
Year Ended February 28, 2007	10.38	0.50	0.10	0.60	(0.50)

Select Class
Year Ended February 28, 2011	11.01	0.57	0.26	0.83	(0.57)
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)
Year Ended February 28, 2007	10.38	0.49	0.10	0.59	(0.49)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(d)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.50	7.48%		$176,334	0.64%	4.84%	0.98%	30%
11.22	15.26		101,955	0.64	6.58	0.99	21
10.42	0.41		16,189	0.65	5.69	0.99	15
10.97	7.88	(c)	18,011	0.65	4.70	0.98	16
10.65	5.60		14,063	0.65	4.46	0.98	18

11.28	7.97		1,466,482	0.24	5.26	0.48	30
11.01	15.79		1,271,776	0.24	7.35	0.49	21
10.23	0.74		916,201	0.25	6.12	0.50	15
10.79	8.33	(c)	882,626	0.25	5.09	0.48	16
10.48	5.97		829,330	0.25	4.83	0.48	18

11.27	7.71		580,212	0.39	5.12	0.73	30
11.01	15.64		425,701	0.39	6.87	0.74	21
10.23	0.58		88,231	0.40	5.93	0.74	15
10.79	8.18	(c)	96,870	0.40	4.94	0.73	16
10.48	5.83		111,656	0.40	4.71	0.73	18

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	237

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Year Ended February 28, 2011	$10.90	$0.16	(c)	$0.06	$0.22	$(0.16)	$(0.01)	$(0.17)
Year Ended February 28, 2010	10.61	0.26	(c)	0.29	0.55	(0.26)	—	(0.26)
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	—	(0.38)
Year Ended February 29, 2008	10.52	0.44	(c)	0.26	0.70	(0.42)	—	(0.42)
Year Ended February 28, 2007	10.43	0.39	(c)	0.10	0.49	(0.40)	—	(0.40)

Class B
Year Ended February 28, 2011	11.00	0.11	(c)	0.06	0.17	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.70	0.22	(c)	0.28	0.50	(0.20)	—	(0.20)
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.60	0.39	(c)	0.26	0.65	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.50	0.33	(c)	0.11	0.44	(0.34)	—	(0.34)

Class C
Year Ended February 28, 2011	10.97	0.10	(c)	0.06	0.16	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.68	0.20	(c)	0.30	0.50	(0.21)	—	(0.21)
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	—	(0.32)
Year Ended February 29, 2008	10.59	0.39	(c)	0.26	0.65	(0.37)	—	(0.37)
Year Ended February 28, 2007	10.49	0.33	(c)	0.11	0.44	(0.34)	—	(0.34)

Class R6 (e)
Year Ended February 28, 2011	10.92	0.21	(c)	0.06	0.27	(0.21)	(0.01)	(0.22)
Year Ended February 28, 2010	10.62	0.31	(c)	0.30	0.61	(0.31)	—	(0.31)
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	—	(0.43)
Year Ended February 29, 2008	10.53	0.49	(c)	0.27	0.76	(0.48)	—	(0.48)
Year Ended February 28, 2007	10.44	0.44	(c)	0.10	0.54	(0.45)	—	(0.45)

Select Class
Year Ended February 28, 2011	10.92	0.19	(c)	0.05	0.24	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2010	10.62	0.29	(c)	0.30	0.59	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	—	(0.40)
Year Ended February 29, 2008	10.53	0.46	(c)	0.26	0.72	(0.45)	—	(0.45)
Year Ended February 28, 2007	10.44	0.41	(c)	0.10	0.51	(0.42)	—	(0.42)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(e)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.95	2.04%		$250,706	0.79%	1.45%	0.86%	36%
10.90	5.23		255,356	0.79	2.43	0.88	31
10.61	1.79		90,891	0.80	3.55	0.89	51
10.80	6.84	(d)	56,496	0.80	4.14	0.91	40
10.52	4.75		94,199	0.80	3.69	0.91	44

11.06	1.58		2,134	1.29	0.96	1.36	36
11.00	4.71		3,458	1.29	2.05	1.38	31
10.70	1.32		6,668	1.30	3.09	1.39	51
10.88	6.23	(d)	11,328	1.30	3.65	1.41	40
10.60	4.27		17,787	1.30	3.17	1.41	44

11.02	1.51		321,680	1.29	0.95	1.36	36
10.97	4.76		344,957	1.29	1.83	1.38	31
10.68	1.27		22,625	1.30	3.06	1.39	51
10.87	6.26	(d)	19,135	1.30	3.64	1.41	40
10.59	4.26		20,777	1.30	3.15	1.41	44

10.97	2.54		2,906,329	0.29	1.94	0.36	36
10.92	5.81		2,043,695	0.29	2.87	0.38	31
10.62	2.27		322,907	0.30	4.07	0.39	51
10.81	7.39	(d)	321,055	0.30	4.64	0.41	40
10.53	5.24		299,838	0.30	4.18	0.41	44

10.96	2.20		6,829,822	0.54	1.70	0.61	36
10.92	5.57		5,163,875	0.54	2.67	0.63	31
10.62	2.12		2,029,713	0.55	3.80	0.64	51
10.80	7.03	(d)	1,255,422	0.55	4.31	0.64	40
10.53	4.99		277,452	0.55	3.89	0.66	44

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	239

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short Term Bond Fund II
Class A
Year Ended February 28, 2011	$8.85	$0.15	(e)	$(0.01)	$0.14	$(0.16)
Year Ended February 28, 2010	8.76	0.20	(e)	0.11 (f)	0.31	(0.22)
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)
September 1, 2006 through February 28, 2007 (g)	9.84	0.22	(e)	0.02	0.24	(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)

Class M
Year Ended February 28, 2011	8.85	0.13	(e)	(0.02)	0.11	(0.13)
Year Ended February 28, 2010	8.76	0.18	(e)	0.11 (f)	0.29	(0.20)
Year Ended February 28, 2009	9.66	0.29	(e)	(0.88)	(0.59)	(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)
September 1, 2006 through February 28, 2007 (g)	9.84	0.21	(e)	0.02	0.23	(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)

Select Class
Year Ended February 28, 2011	8.87	0.17	(e)	(0.02)	0.15	(0.18)
Year Ended February 28, 2010	8.77	0.22	(e)	0.12 (f)	0.34	(0.24)
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)
September 1, 2006 through February 28, 2007 (g)	9.86	0.23	(e)	0.02	0.25	(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Advisor reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.
(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.83	1.54%	$7,222	0.75%	1.67%	1.12%	49%
8.85	3.61 (f)	7,263	0.74	2.26	1.05	48
8.76	(5.93)	6,456	0.75	3.61	1.09	91
9.66	2.78	22,655	0.75	4.51	1.01	338
9.84	2.42	24,652	0.75	4.53	0.98	246
9.84	2.56	32,557	0.75	4.46	0.95	479

8.83	1.26	75,712	1.00	1.43	1.22	49
8.85	3.36 (f)	93,816	0.99	2.01	1.16	48
8.76	(6.15)	113,828	1.00	3.19	1.19	91
9.66	2.42	144,078	1.00	4.26	1.11	338
9.85	2.39	175,836	1.00	4.29	1.08	246
9.84	2.30	209,284	1.00	4.19	1.05	479

8.84	1.68	1,669	0.50	1.95	0.87	49
8.87	3.98 (f)	2,366	0.49	2.51	0.84	48
8.77	(5.76)	5,611	0.50	3.92	0.83	91
9.68	3.02	83,064	0.50	4.76	0.75	338
9.86	2.54	151,633	0.50	4.75	0.72	246
9.86	2.91	375,097	0.50	4.71	0.70	479

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	241

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 28, 2011	$9.96	$0.13	(c)	$(0.02)	$0.11	$(0.13)	$(0.16)	$(0.29)
Year Ended February 28, 2010	10.17	0.22	(c)	0.12	0.34	(0.22)	(0.33)	(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)

Class B
Year Ended February 28, 2011	9.94	0.08	(c)	(0.02)	0.06	(0.08)	(0.16)	(0.24)
Year Ended February 28, 2010	10.15	0.18	(c)	0.11	0.29	(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)

Select Class
Year Ended February 28, 2011	9.95	0.16	(c)	(0.02)	0.14	(0.16)	(0.16)	(0.32)
Year Ended February 28, 2010	10.16	0.24	(c)	0.12	0.36	(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.78	1.15%		$99,714	0.70%	1.32%	0.95%	26%
9.96	3.39		99,593	0.69	2.12	0.97	51
10.17	3.18		114,609	0.70	0.99	0.94	154
10.04	7.71	(d)	77,234	0.69	4.33	1.01	83
9.72	4.48		69,390	0.70	4.70	1.03	10

9.76	0.63		771	1.20	0.82	1.45	26
9.94	2.86		1,588	1.19	1.75	1.47	51
10.15	2.64		3,538	1.20	1.07	1.43	154
10.03	7.17	(d)	6,691	1.20	3.96	1.52	83
9.71	3.97		10,948	1.20	4.19	1.53	10

9.77	1.40		371,384	0.45	1.57	0.70	26
9.95	3.63		427,880	0.44	2.40	0.72	51
10.16	3.52		552,538	0.45	1.54	0.69	154
10.02	8.01	(d)	620,461	0.43	3.98	0.74	83
9.70	4.65		67,699	0.45	4.95	0.78	10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	243

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM II and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class, Select Class	JPM II	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Class R6 and Select Class	JPM II	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Short-Term Bond Fund II	Class A, Class M and Select Class	MFG	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	JPM II	Diversified

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund.

Effective November 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 Shares, Institutional Class and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

244	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Utilities	$1	$—	$—	$1

Total Common Stocks	1	—	—	1

Debt Securities
Asset-Backed Securities	—	701,744	20,798	722,542
Collateralized Mortgage Obligations	—	7,323,446	42,662	7,366,108
Commercial Mortgage-Backed Securities	—	365,745	—	365,745
Corporate Bonds
Consumer Discretionary	—	184,426	—	184,426
Consumer Staples	—	101,799	—	101,799
Energy	—	150,172	—	150,172
Financials	—	1,536,168	1,572	1,537,740
Health Care	—	30,941	—	30,941
Industrials	—	87,932	—	87,932
Information Technology	—	91,470	—	91,470
Materials	—	51,816	—	51,816
Telecommunication Services	—	164,119	—	164,119
Utilities	—	206,155	—	206,155

Total Corporate Bonds	—	2,604,998	1,572	2,606,570

Foreign Government Securities	—	38,917	—	38,917
Mortgage Pass-Through Securities	—	2,198,738	—	2,198,738
Municipal Bonds	—	28,805	—	28,805
Supranational	—	777	—	777
U.S. Government Agency Securities	—	299,082	—	299,082
U.S. Treasury Obligations	—	5,310,579	—	5,310,579
Short-Term Investments
Investment Companies	220,224	—	—	220,224

Total Investments in Securities	$220,225	$18,872,831	$65,032	$19,158,088

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	245

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$2,119	$—	$248	$2,367
Consumer Staples	66	—	30	96
Industrials	136	—	—	136
Information Technology	—	—	1,688	1,688
Materials	10,215	—	—	10,215
Telecommunication Services	290	—	—	290
Utilities	20	—	—	20

Total Common Stocks	12,846	—	1,966	14,812

Preferred Stocks
Consumer Discretionary	—	4,619	—	4,619
Consumer Staples	—	—	56	56
Financials	390	3,594	1,784	5,768

Total Preferred Stocks	390	8,213	1,840	10,443

Debt Securities
Asset-Backed Securities	—	50,548	4,502	55,050
Collateralized Mortgage Obligations	—	447,135	—	447,135
Commercial Mortgage-Backed Securities	—	67,487	—	67,487
Convertible Bonds
Materials	—	844	—	844
Corporate Bonds
Consumer Discretionary	—	118,111	—	118,111
Consumer Staples	—	35,566	153	35,719
Energy	—	64,787	—	64,787
Financials	—	247,119	—	247,119
Health Care	—	34,591	—	34,591
Industrials	—	72,325	311	72,636
Information Technology	—	25,105	—	25,105
Materials	—	67,898	368	68,266
Telecommunication Services	—	40,270	—	40,270
Utilities	—	56,666	—	56,666

Total Corporate Bonds	—	762,438	832	763,270

Foreign Government Securities	—	31,159	503	31,662
Mortgage Pass-Through Securities	—	88,112	—	88,112
Municipal Bonds	—	10,224	—	10,224
Supranational	—	361	—	361
U.S. Government Agency Securities	—	24,164	—	24,164
U.S. Treasury Obligations	—	357,452	—	357,452
Loan Participations & Assignments
Consumer Discretionary	—	27,193	—	27,193
Consumer Staples	—	2,125	—	2,125
Energy	—	581	—	581
Financials	—	11,739	—	11,739
Health Care	—	426	—	426
Industrials	—	8,007	—	8,007
Information Technology	—	3,208	867	4,075
Materials	—	3,013	—	3,013
Utilities	—	5,196	—	5,196

Total Loan Participations & Assignments	—	61,488	867	62,355

246	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Short-Term Investment
Investment Company	$145,512	$—		$—		$145,512

Total Investments in Securities	$158,748	$1,909,625		$10,510		$2,078,883

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$20		$—		$20
Futures Contracts	1	—		—		1
Unfunded Commitments	—	—	(a)	—		—	(a)

Total Appreciation in Other Financial Instruments	$1	$20		$—		$21

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$—	(a)	$—		$—	(a)
Swaps	—	(51)		—		(51)

Total Depreciation in Other Financial Instruments	$—	$(51)		$—		$(51)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Collateralized Mortgage Obligations	$—	$619,545		$864		$620,409
Mortgage Pass-Through Securities	—	111,073		—		111,073
U.S. Government Agency Securities	—	246,781		—		246,781
U.S. Treasury Obligations	—	341,265		—		341,265
Short-Term Investment
Investment Company	116,197	—		—		116,197

Total Investments in Securities	$116,197	$1,318,664		$864		$1,435,725

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$16,082	$54		$3,666		$19,802
Consumer Staples	780	—		439		1,219
Industrials	974	—		—		974
Information Technology	3,417	—		10,896		14,313
Materials	58,719	—		—		58,719
Telecommunication Services	114	—		—		114
Utilities	79	—		—		79

Total Common Stocks	80,165	54		15,001		95,220

Preferred Stocks
Consumer Discretionary	—	3,205		618		3,823
Consumer Staples	—	—		817		817
Financials	8,829	24,324		14,335		47,488
Information Technology	—	—		—	(b)	—	(b)

Total Preferred Stocks	8,829	27,529		15,770		52,128

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	247

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$249	$6,960		$7,209
Convertible Bonds
Materials	—	2,335	—		2,335
Corporate Bonds
Consumer Discretionary	—	2,046,417	2,735		2,049,152
Consumer Staples	—	345,608	2,246		347,854
Energy	—	997,529	—		997,529
Financials	—	1,043,414	17,696		1,061,110
Health Care	—	411,130	4,662		415,792
Industrials	—	801,078	1,650		802,728
Information Technology	—	361,787	2,194		363,981
Materials	—	779,267	3,054		782,321
Telecommunication Services	—	553,412	—		553,412
Utilities	—	390,612	—		390,612

Total Corporate Bonds	—	7,730,254	34,237		7,764,491

Loan Participations & Assignments
Consumer Discretionary	—	617,833	—		617,833
Consumer Staples	—	121,357	—		121,357
Energy	—	8,846	—		8,846
Financials	—	159,239	3,773		163,012
Health Care	—	15,924	—		15,924
Industrials	—	73,027	—		73,027
Information Technology	—	113,064	3,490		116,554
Materials	—	88,735	13,717		102,452
Telecommunication Services	—	43,396	—		43,396
Utilities	—	67,711	—		67,711

Total Loan Participations & Assignments	—	1,309,132	20,980		1,330,112

Rights
Consumer Discretionary	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	361,506	—	—		361,506
Investment of Cash Collateral for Securities on Loan
Investment Company	1,024	—	—		1,024

Total Investments in Securities	$451,524	$9,069,553	$92,948		$9,614,025

Appreciation in Other Financial Instruments
Unfunded Commitments	$—	$3	$—	(b)	$3

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$49,030	$748		$49,778
Collateralized Mortgage Obligations	—	176,222	—		176,222
Commercial Mortgage-Backed Securities	—	10,499	—		10,499
Corporate Bonds
Financials	—	245	1,509		1,754

Total Corporate Bonds	—	245	1,509		1,754

Mortgage Pass-Through Securities	—	70,004	—		70,004
Short-Term Investment
Investment Company	88,494	—	—		88,494

Total Investments in Securities	$88,494	$306,000	$2,257		$396,751

248	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

Mortgage-Backed Securities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$41,289	$3,327	$44,616
Collateralized Mortgage Obligations	—	1,594,243	6,113	1,600,356
Commercial Mortgage-Backed Securities	—	21,660	—	21,660
Mortgage Pass-Through Securities	—	453,109	—	453,109
U.S. Government Agency Securities	—	11,405	—	11,405
U.S. Treasury Obligations	—	57,045	—	57,045
Short-Term Investment
Investment Company	29,013	—	—	29,013

Total Investments in Securities	$29,013	$2,178,751	$9,440	$2,217,204

Short Duration Bond Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$287,480	$9,987,535	$—	$10,275,015

Short Term Bond Fund II ##
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$1,044	$83,344	$—	$84,388

Treasury & Agency Fund ##
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$5,365	$464,240	$—	$469,605

There were no transfers between Levels 1 and 2 during the year ended February 28, 2011.

(a)	Amount rounds to less than $1,000.
(b)	Security has zero value.
#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and a money market mutual fund held as an investment of cash collateral for securities on loan. Please refer to the SOIs for industry specifics of the portfolio holdings.
##	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of the portfolio holdings.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 02/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
Asset-Backed Securities	$2,449	$—	$50	$—		$24,785	$(4,037)	$—	$(2,449)	$20,798
Collateralized Mortgage Obligations	7,560	—	1,358	44		43,618	(4,668)	—	(5,250)	42,662
Corporate Bonds — Financials	—	—	26	—	(a)	—	—	1,546	—	1,572

Total	$10,009	$—	$1,434	$44		$68,403	$(8,705)	$1,546	$(7,699)	$65,032

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	249

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Core Plus Bond Fund	Balance as of 02/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
Asset-Backed Securities	$5,019	$—	$47	$9	$3,000		$(44)	$—	$(3,529)	$4,502
Collateralized Mortgage Obligations	4,400	—	—	—	—		—	—	(4,400)	—
Common Stocks — Consumer Discretionary	216	—	32	—	—		—	—	—	248
Common Stocks — Consumer Staples	20	—	10	—	—		—	—	—	30
Common Stocks — Industrials	573	607	(313)	—	—		(867)	—	—	—
Common Stocks — Information Technology	97	—	1,591	—	—		—	—	—	1,688
Common Stocks — Materials	57	(133)	118	—	—		(42)	—	—	—
Corporate Bonds — Consumer Staples	173	—	—	—	23		(43)	—	—	153
Corporate Bonds — Energy	937	—	(7)	— (a)	—		(930)	—	—	—
Corporate Bonds — Financials	3,001	1,122	(44)	124	2,156		(6,359)	—	—	—
Corporate Bonds — Industrials	1,091	(689)	723	— (a)	—		(789)	183	(208)	311
Corporate Bonds — Materials	761	—	368	—	—	(b)	—	—	(761)	368
Foreign Government Securities	—	—	1	(7)	282		—	227	—	503
Loan Participations & Assignments —Industrials	1,961	—	—	—	—		—	—	(1,961)	—
Loan Participations & Assignments — Information Technology	852	—	20	5	—		(10)	—	—	867
Loan Participations & Assignments — Materials	1,335	—	—	—	—		—	—	(1,335)	—
Preferred Stocks — Consumer Staples	53	—	—	—	3		—	—	—	56
Preferred Stocks — Financials	769	—	202	—	—		—	813	—	1,784
Warrants — Telecommunications	26	—	86	—	—		(112)	—	—	—

Total	$21,341	$907	$2,834	$131	$5,464		$(9,196)	$1,223	$(12,194)	$10,510

Government Bond Fund	Balance as of 02/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
Collateralized Mortgage Obligations	$—	$—	$(30)	$(1)	$58		$(115)	$952	$—	$864

Total	$—	$—	$(30)	$(1)	$58		$(115)	$952	$—	$864

High Yield Fund	Balance as of 02/28/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
Asset-Backed Securities	$6,916	$—	$282	$40	$—		$(278)	$—	$—	$6,960
Common Stocks — Consumer Discretionary	3,208	—	458	—	—		—	—	—	3,666
Common Stocks — Consumer Staples	292	—	147	—	—		—	—	—	439
Common Stocks — Industrials	5,510	5,846	(3,016)	—	—		(8,340)	—	—	—
Common Stocks — Information Technology	628	—	10,268	—	—		—	—	—	10,896
Common Stocks — Materials	745	(1,658)	1,453	—	—		(540)	—	—	—
Corporate Bonds — Consumer Discretionary	1,875	—	467	15	378		—	—	—	2,735
Corporate Bonds — Consumer Staples	11,289	119	15	(2)	342		(9,517)	—	—	2,246
Corporate Bonds — Energy	628	24	3	(1)	—		(654)	—	—	—
Corporate Bonds — Financials	36,084	5,698	(303)	991	10,390		(35,164)	—	—	17,696
Corporate Bonds — Health Care	4,752	—	(1,494)	— (a)	1,404		—	—	—	4,662
Corporate Bonds — Industrials	14,079	(12,605)	13,458	28	3,630		(14,944)	—	(1,996)	1,650
Corporate Bonds — Information Technology	2,133	—	61	—	—		—	—	—	2,194
Corporate Bonds — Materials	8,381	1,584	1,820	96	—		(4,590)	—	(4,237)	3,054
Loan Participations & Assignments — Energy	2,857	—	—	—	—		—	—	(2,857)	—
Loan Participations & Assignments — Financials	1,766	—	1,172	(6)	2,234		(2,290)	897	—	3,773
Loan Participations & Assignments — Industrials	5,243	—	—	—	—		—	—	(5,243)	—
Loan Participations & Assignments — Information Technology	7,215	—	1,988	(6)	268		(5,975)	—	—	3,490
Loan Participations & Assignments — Materials	10,676	—	504	51	9,202		—	—	(6,716)	13,717
Preferred Stocks — Consumer Discretionary	233	—	385	—	—		—	—	—	618
Preferred Stocks — Consumer Staples	769	—	—	—	48		—	—	—	817
Preferred Stocks — Financials	4,308	—	1,309	—	—		—	8,718	—	14,335

250	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

High Yield Fund	Balance as of 02/28/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Preferred Stocks — Information Technology	$—		$—	$—	$—		$—	(b)	$—	$—		$—	(b)
Rights — Consumer Discretionary	—	(b)	—	—	—		—		—	—	$—	—	(b)
Warrants — Industrials	—	(b)	—	—	—		—		— (b)	—	—	—
Warrants — Telecommunication Services	11		—	(11)	—		—		— (b)	—	—	—

Total	$129,598		$(992)	$28,966	$1,206		$27,896		$(82,292)	$9,615	$(21,049)	$92,948

Unfunded Commitments
Loan Participations & Assignments — Materials	$—		$—	$—	$—		$—	(b)	$—	$—	$—	$—	(b)

Total	$—		$—	$—	$—		$—	(b)	$—	$—	$—	$—	(b)

Limited Duration Bond Fund	Balance as of 02/28/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
Asset-Backed Securities	$1,087		$—	$561	$—		$—		$—	$—	$(900)	$748
Commercial Mortgage-Backed Securities	766		—	114	—		—		(880)	—	—	—
Corporate Bonds — Financials	1,223		—	286	—		—		—	—	—	1,509
Mortgage Pass-Through Securities	173		—	—	—	(a)	—		—	—	(173)	—

Total	$3,249		$—	$961	$—	(a)	$—		$(880)	$—	$(1,073)	$2,257

Mortgage-Backed Securities Fund	Balance as of 02/28/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/11
Investments in Securities
Asset-Backed Securities	$317		$—	$8	$—		$3,965		$(646)	$—	$(317)	$3,327
Collateralized Mortgage Obligations	2,401		—	439	7		5,591		(545)	—	(1,780)	6,113

Total	$2,718		$—	$447	$7		$9,556		$(1,191)	$—	$(2,097)	$9,440

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.
(b)	Security has zero value.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2011, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Core Bond Fund	$1,434
Core Plus Bond Fund	2,272
Government Bond Fund	(30)
High Yield Fund	18,309
Limited Duration Bond Fund	847
Mortgage-Backed Securities Fund	447

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	251

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

B. Transactions with Affiliates — An issuer which is under common control with the Funds may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

	For the year ended February 28, 2011
Affiliate	Value at February 28, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income		Shares/Principal Amount ($) at February 28, 2011	Value at February 28, 2011
Core Bond Fund
Bear Stearns Cos. LLC (The), 5.700%, 11/15/14*	$1,099	$—	$1,096	$65	$3		$—	$—
Bear Stearns Cos. LLC (The), 7.250%, 02/01/18*	1,624	—	1,641	244	7		—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Shares, 0.110%	617,565	1,506,498	1,903,840	—	586		220,223	220,223
JPMorgan Prime Money Market Fund, Capital Shares, 0.140%**	304,663	435,582	740,245	—	259		—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110%	600,111	3,334,344	3,934,454	—	689		1	1

	$1,525,062			$309	$1,544			$220,224

Core Plus Bond Fund
Bear Stearns Cos. LLC (The), 7.250%, 02/01/18*	$429	$—	$429	$60	$—	(a)	$—	$—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110%	86,930	571,359	512,777	—	257		145,512	145,512
JPMorgan Prime Money Market Fund, Capital Shares, 0.140%**	17,954	164,923	182,877	—	46		—	—

	$105,313			$60	$303			$145,512

Government Bond Fund
JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 0.000%	$114,616	$450,531	$448,950	$—	$49		$116,197	$116,197

	$114,616			$—	$49			$116,197

High Yield Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110%	$311,461	$2,422,167	$2,372,122	$—	$319		$361,506	$361,506
JPMorgan Prime Money Market Fund, Capital Shares, 0.140%**	197,822	793,765	990,563	—	398		1,024	1,024

	$509,283			$—	$717			$362,530

Limited Duration Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110%	$81,717	$178,813	$172,036	$—	$88		$88,494	$88,494

	$81,717			$—	$88			$88,494

Mortgage-Backed Securities Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110%	$163,263	$800,471	$934,721	$—	$132		$29,013	$29,013

	$163,263			$—	$132			$29,013

Short Duration Bond Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.000%	$399,391	$3,210,938	$3,324,969	$—	$141		$285,360	$285,360
JPMorgan Prime Money Market Fund, Capital Shares, 0.140%**	331,094	1,264,595	1,593,569	—	250		2,120	2,120

	$730,485			$—	$391			$287,480

252	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	For the year ended February 28, 2011
Affiliate	Value at February 28, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income	Shares/Principal Amount ($) at February 28, 2011	Value at February 28, 2011
Short Term Bond II
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110%	$927	$22,535	$22,418	$—	$1	$1,044	$1,044

	$927			$—	$1		$1,044

Treasury and Agency Fund
JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.000%	$8,240	$95,404	$98,279	$—	$3	$5,365	$5,365

	$8,240			$—	$3		$5,365

(a)	Amount rounds to less than $1,000.
*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.
**	Represents investment of cash collateral related to securities on loan, as described in Note 2.H. Dividend income earned from this investment is included in, and represents a significant portion of, income from securities lending (net) in the Statements of Operations.

C. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2011 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$65,032	0.34%
Core Plus Bond Fund	10,510	0.51
Government Bond Fund	864	0.06
High Yield Fund	92,948	0.97
Limited Duration Bond Fund	1,509	0.38
Mortgage-Backed Securities Fund	9,440	0.42

D. Derivatives — Core Plus Bond Fund uses instruments including futures, foreign currency contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest; to hedge portfolio investments or to generate income or gain to the Fund. Core Plus Bond Fund also uses derivatives to manage duration; sector and yield curve exposures; and credit and spread volatility. The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives’ counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Notes D.(1). — D.(3). below describe the various derivatives used by the Fund.

(1). Futures — Core Plus Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. Core Plus Bond Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	253

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(2). Swaps — Core Plus Bond Fund engages in various swap transactions, including credit default swaps, to manage credit risks within the respective portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows or assets, at specified, future intervals.

Upfront payments made and/or received by the Fund is recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

Core Plus Bond Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represent some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(3). Forward Foreign Currency Exchange Contracts

Core Plus Bond Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

254	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 28, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of February 28, 2011

Core Plus Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts		Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1	$—		$—
Foreign exchange contracts	Receivables	—	20		—

Total		$1	$20		$—

Liabilities:
Foreign exchange contracts	Payables	—	—	(b)	—
Credit contracts	Payables	—	—		(51)

Total		$—	$—	(b)	$(51)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.
(b)	Amount rounds to less than $1,000.

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2011, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Period Ended February 28, 2011

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$16	$—	$—	$16
Foreign exchange contracts	—	(13)	—	(13)
Credit contracts	—	—	20	20

Total	$16	$(13)	$20	$23

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(3)	$—	$—	$(3)
Foreign exchange contracts	—	21	—	21
Credit contracts	—	—	25	25

Total	$(3)	$21	$25	$43

The Fund’s derivatives contracts held at February 28, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	255

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Derivatives Volume

The table below discloses the volume of the Fund’s derivatives activities during the year ended February 28, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivatives-related gains and losses associated with volume activity.

Core Plus Bond Fund
Futures Contracts:
Average Notional Balance Long	$2,022
Average Notional Balance Short	924
Ending Notional Balance Long	2,230
Ending Notional Balance Short	234
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	344
Average Settlement Value Sold	592
Ending Settlement Value Purchased	673
Ending Settlement Value Sold	519
Credit Default Swaps:
Average Notional Balance — Buy Protection	—
Average Notional Balance — Sell Protection	1,000
Ending Notional Balance — Buy Protection	—
Ending Notional Balance — Sell Protection	1,000

E. Loan Participations and Assignments — Core Plus Bond Fund and High Yield Fund invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

F. Unfunded Commitments — Core Plus Bond Fund and High Yield Fund entered into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.E.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At February 28, 2011, the Core Plus Bond Fund and High Yield Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

Core Plus Bond Fund

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Commitment
Security Description					Amount	Value
Axcan Intermediate Holdings, Inc.	Term Loan	2/10/17	0.000%	5.500%	$125	$125

High Yield Fund

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Commitment
Security Description					Amount	Value
Axcan Intermediate Holdings, Inc.	Term Loan	2/10/17	0.000%	5.500%	$4,127	$4,130
Constar International, Inc.	Senior Secured Dip Note	10/1/11	2.000	9.000	988	988

256	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Securities Lending — Each Fund (except Limited Duration Bond Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), in order to generate additional income. JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended February 28, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Core Bond Fund	$158
Core Plus Bond Fund	29
High Yield Fund	251
Short Duration Bond Fund	150

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At February 28, 2011, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower		Total Value of Collateral Instruments
High Yield Fund	$4,131	$1,024	*	$1,024
Short Duration Bond Fund	2,060	2,120	*	2,120

*	Subsequent to February 28, 2011, additional collateral was received from the borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	257

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

The Advisor waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Core Bond Fund	$101
Core Plus Bond Fund	17
High Yield Fund	147
Short Duration Bond Fund	100

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended February 28, 2011 (amounts in thousands):

Lending Agent Fee Incurred
Core Bond Fund	$34
Core Plus Bond Fund	5
High Yield Fund	52
Short Duration Bond Fund	34

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

258	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Core Bond Fund	$(91)	$82	$9
Core Plus Bond Fund	(13)	308	(295)
Government Bond Fund	(549)	(1)	550
High Yield Fund	1	1,817	(1,818)
Limited Duration Bond Fund	(3,954)	193	3,761
Mortgage-Backed Securities Fund	(101)	102	(1)
Short Duration Bond Fund	(3)	1	2
Treasury & Agency Fund	1	55	(56)

The reclassifications for the Funds relate primarily to closing entry reversal (Core Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund), defaulted bond interest reclass (Core Plus Bond Fund and High Yield Fund), foreign currency gains or losses (Core Plus Bond Fund), consent fees (Core Plus Bond Fund and High Yield Fund), expiration of capital loss carryforwards (Government Bond Fund and Limited Duration Bond Fund), non-taxable special dividends (High Yield Fund) and distribution reclassifications (Short Duration Bond Fund and Treasury & Agency Fund).

N. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

O. Redemption Fees — Generally, shares of the High Yield Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Fund and are credited to paid in capital. Effective May 2, 2011, shares of the High Yield Fund will no longer be subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Short-Term Bond II Fund	0.25
Treasury & Agency Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	259

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C, Class M and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class M	Class R2
0.25%	0.75%	0.75%	0.35%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2011, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge		CDSC
Core Bond Fund	$2,278		$1,249
Core Plus Bond Fund	443		168
Government Bond Fund	253		140
High Yield Fund	254		81
Limited Duration Bond Fund	4		1
Mortgage-Backed Securities Fund	104		6
Short Duration Bond Fund	32		26
Short-Term Bond II Fund	—	(a)	—
Treasury & Agency Fund	14		6

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	n/a	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.25
Short-Term Bond II Fund	0.25	n/a	n/a	0.25%	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M	Class R2	Class R5	Class R6	Institutional Class	Select Class
Core Bond Fund	0.75%	1.40%	1.40%	n/a	1.00%	0.45%	0.40%	n/a	0.58%
Core Plus Bond Fund	0.75	1.40	1.40	n/a	1.17	n/a	0.40	0.49%	0.65
Government Bond Fund	0.75	1.48	1.48	n/a	1.00	n/a	n/a	n/a	0.55

260	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Class A	Class B	Class C	Class M	Class R2	Class R5	Class R6	Institutional Class	Select Class
High Yield Fund	1.15	1.80	1.80	n/a	1.40	0.86	0.81	n/a	0.90
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	n/a	0.44	n/a	0.45
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	n/a	n/a	0.25	n/a	0.40
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	n/a	0.30	n/a	0.55
Short-Term Bond II Fund	0.75	n/a	n/a	1.00%	n/a	n/a	n/a	n/a	0.50
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a	n/a	n/a	0.45

Prior to December 1, 2010, the contractual expense limitation for Core Bond Fund was 0.53% for Class R5 Shares.

Prior to December 1, 2010, the contractual expense limitation for Short Duration Bond Fund was 0.44% for Class R6 Shares.

Except as noted above, the contractual expense limitation agreements were in effect for the year ended February 28, 2011. The contractual expense limitation percentages in the table above are in place until at least June 30, 2011. In addition, the Government Bond Fund’s and Limited Duration Bond Fund’s service providers have voluntarily waived fees during the year ended February 28, 2011. However, the Government Bond Fund’s and Limited Duration Bond Fund’s service providers are under no obligation to do so and may discontinue such waivers at any time.

For the year ended February 28, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$11,407	$—	$11,961	$23,368
Core Plus Bond Fund	506	695	410	1,611
Government Bond Fund	2	83	2,636	2,721
High Yield Fund	—	1,048	10,550	11,598
Limited Duration Bond Fund	434	306	181	921
Mortgage-Backed Securities Fund	4,311	482	698	5,491
Short Duration Bond Fund	3,878	958	—	4,836
Short-Term Bond II Fund	118	—	109	227
Treasury & Agency Fund	—	20	1,255	1,275

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$260	$—	$—	$260
Government Bond Fund	—	89	456	545
Limited Duration Bond Fund	1	1	—	2
Short Duration Bond Fund	893	222	—	1,115

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended February 28, 2011 were as follows (excluding the reimbursement disclosed in Note 2.H. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Core Bond Fund	$1,940
Core Plus Bond Fund	304
Government Bond Fund	177
High Yield Fund	427
Limited Duration Bond Fund	112
Mortgage-Backed Securities Fund	189
Short Duration Bond Fund	575
Short-Term Bond II Fund	2
Treasury & Agency Fund	15

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	261

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 28, 2011, the Core Plus Bond Fund and High Yield Fund incurred approximately $6,000 and $52,000, respectively, in brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$6,702,886	$2,949,878	$2,892,520	$997,072
Core Plus Bond Fund	819,605	314,675	167,453	41,141
Government Bond Fund	153,190	211,249	99,633	68,746
High Yield Fund	6,114,837	3,268,391	—	—
Limited Duration Bond Fund	105,163	84,043	—	—
Mortgage-Backed Securities Fund	1,091,720	490,679	27,315	101,635
Short Duration Bond Fund	4,134,560	2,477,302	1,824,737	755,783
Short-Term Bond II Fund	32,586	47,585	13,544	15,267
Treasury & Agency Fund	5,820	6,323	123,962	172,326

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 28, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$18,509,382	$783,367	$134,661	$648,706
Core Plus Bond Fund	2,002,580	107,847	31,544	76,303
Government Bond Fund	1,347,362	98,512	10,149	88,363
High Yield Fund	8,923,088	780,859	89,922	690,937
Limited Duration Bond Fund	439,235	4,070	46,554	(42,484)
Mortgage-Backed Securities Fund	2,122,327	117,388	22,511	94,877
Short Duration Bond Fund	10,149,364	153,381	27,730	125,651
Short-Term Bond II Fund	83,225	1,354	191	1,163
Treasury & Agency Fund	459,575	10,801	771	10,030

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund and Mortgage-Backed Securities Fund), interest only high-coupon bond write-off remaining (Core Bond Fund), defaulted bond interest outstanding (Core Plus Bond Fund) and outstanding interest only adjustment (Limited Duration Bond Fund).

262	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

The tax character of distributions paid during the fiscal year ended February 28, 2011 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$639,271	$—	$639,271
Core Plus Bond Fund	82,354	—	82,354
Government Bond Fund	54,016	—	54,016
High Yield Fund	622,337	14,314	636,651
Limited Duration Bond Fund	8,642	—	8,642
Mortgage-Backed Securities Fund	109,055	—	109,055
Short Duration Bond Fund	170,685	4,988	175,673
Short Term Bond Fund II	1,446	—	1,446
Treasury & Agency Fund	7,999	7,609	15,608

The tax character of distributions paid during the fiscal year ended February 28, 2010 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Core Bond Fund	$489,477	$—	$489,477
Core Plus Bond Fund	59,760	—	59,760
Government Bond Fund	49,702	—	49,702
High Yield Fund	345,441	—	345,441
Limited Duration Bond Fund	10,031	—	10,031
Mortgage-Backed Securities Fund	89,097	—	89,097
Short Duration Bond Fund	127,879	—	127,879
Short Term Bond Fund II	2,684	—	2,684
Treasury & Agency Fund	28,720	3,845	32,565

At February 28, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$14,722	$(24,757)	$648,706
Core Plus Bond Fund	5,145	(272,346)	76,252
Government Bond Fund	2,515	(376)	88,363
High Yield Fund	94,840	66,735	690,940
Limited Duration Bond Fund	—	(86,240)	(42,484)
Mortgage-Backed Securities Fund	1,659	(9,825)	94,877
Short Duration Bond Fund	10,783	88	125,651
Short-Term Bond II Fund	71	(60,466)	1,163
Treasury & Agency Fund	38	767	10,030

For the Funds, the cumulative timing differences primarily consist of distributions payable, wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund), interest only high-coupon bond write-off remaining (Core Bond Fund), post-October loss deferrals (Limited Duration Bond Fund), outstanding interest only adjustment (Limited Duration Bond Fund) and trustee deferred compensation (Short Term Bond Fund II).

As of February 28, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2012	2013	2014		2015		2016		2017		2018	2019	Total
Core Bond Fund	$—	$—	$—		$7,785		$11,551	*	$5,421	*	$—	$—	$24,757
Core Plus Bond Fund	—	—	14,285	*	26,467	*	150,534	*	81,060	*	—	—	272,346
Government Bond Fund	376	—	—		—		—		—		—	—	376
Limited Duration Bond Fund	10,780	5,666	2,597		2,757		4,374		42,572		10,531	6,963	86,240
Mortgage-Backed Securities Fund	457	7,518	1,459		—		391		—		—	—	9,825
Short Term Bond Fund II	835	657	14,799		10,312		2,292		6,859		24,712	—	60,466

*	Includes amounts from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	263

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

During the year ended February 28, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Core Bond Fund	$59,463
Core Plus Bond Fund	14,181
Government Bond Fund	2,100
High Yield Fund	21,360
Mortgage-Backed Securities Fund	6,268
Short Duration Bond Fund	1,785
Short Term Bond Fund II	840

During the year ended February 28, 2011, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Government Bond Fund	$550
Limited Duration Bond Fund	3,761

During the year ended February 28, 2011, the Core Plus Bond Fund had capital loss carryforwards written off of approximately $368,000 due to Internal Revenue Code Section 382-383 limitations.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2011, the Funds deferred to March 1, 2011 post-October capital losses of (amounts in thousands):

Limited Duration Bond Fund	$8

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for High Yield Fund, Short Duration Fund and Treasury & Agency Fund.

In addition J.P. Morgan Investor Funds, which are affiliated funds and funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Core Plus Bond Fund	45.36%
Government Bond Fund	21.00
Limited Duration Bond Fund	44.72

Additionally, Core Bond Fund and Short Term Bond Fund II each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

264	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

Significant shareholder transactions, if any, may impact the Funds’ performance.

The High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deems to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Core Plus Bond Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.D.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settment, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	265

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Intermediate Bond Fund (“Intermediate Bond Fund” or “JPM II Target Fund”) into JPMorgan Core Bond Fund (“Core Bond Acquiring Fund”). On the same date the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposal to merge JPMorgan Bond Fund (“Bond Fund” or “JPM I Target Fund”), a fund of JPM I, into JPMorgan Core Plus Bond Fund (“Core Plus Bond Acquiring Fund”). The Agreement and Plan of Reorganization with respect to Intermediate Bond Fund was approved by Intermediate Bond Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to Bond Fund was approved by Bond Fund’s shareholders at a special meeting of shareholders held on June 22, 2009. The purpose of the transactions was to combine the portfolios with comparable investment objectives and strategies.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Select Class and Ultra shareholders of Intermediate Bond Fund received a number of shares of the corresponding class in Core Bond Acquiring Fund with a value equal to their holdings in Intermediate Bond Fund as of the close of business on the date of the reorganization. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Institutional Class, Select Class and Ultra shareholders of Bond Fund received a number of shares of the corresponding Class in Core Plus Bond Acquiring Fund with a value equal to their holdings in Bond Fund as of the close of business on the date of the reorganization. The investment portfolios of Intermediate Bond Fund with a fair value of $871,833 and identified cost of $860,996 as of the date the reorganization were the principal assets acquired by the Core Bond Acquiring Fund. The investment portfolios of Bond Fund with a fair value of $87,385 and identified cost of $91,807 as of the date the reorganization were the principal assets acquired by the Core Plus Bond Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Intermediate Bond Fund				$10,837
Class A	9,994	$105,525	$10.56
Class B	3,496	36,304	10.39
Class C	3,979	41,325	10.39
Select Class	54,611	576,149	10.55
Ultra	10,006	105,588	10.55

Acquiring Fund
Core Bond Fund				99,832
Class A	171,321	1,865,195	10.89
Class B	9,010	98,011	10.88
Class C	73,514	804,101	10.94
Class R2	95	1,026	10.88
Class R5	24,389	265,127	10.87
Class R6*	80,311	873,971	10.88
Select Class	322,376	3,506,978	10.88

Post Reorganization
Core Bond Fund				110,669
Class A	181,014	1,970,720	10.89
Class B	12,347	134,315	10.88
Class C	77,293	845,426	10.94
Class R2	94	1,026	10.88
Class R5	24,389	265,127	10.87
Class R6*	90,014	979,559	10.88
Select Class	375,337	4,083,127	10.88

266	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

Expenses related to the reorganization were incurred by the Target Fund. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Bond Fund				$(4,422)
Class A	1,532	$10,165	$6.64
Class B	370	2,437	6.59
Class C	770	5,095	6.62
Institutional Class	2,409	15,799	6.56
Select Class	4,674	30,681	6.56
Ultra	3,131	20,544	6.56

Acquiring Fund
Core Plus Bond Fund				(31,503)
Class A	10,030	74,360	7.41
Class B	751	5,593	7.45
Class C	5,031	37,449	7.44
Class R2	8	56	7.42
Institutional Class	5	40	7.42
Class R6*	3,859	28,582	7.41
Select Class	98,313	728,499	7.41

Post Reorganization
Core Plus Bond Fund				(35,925)
Class A	11,401	84,525	7.41
Class B	1,078	8,030	7.45
Class C	5,715	42,544	7.44
Class R2	8	56	7.42
Institutional Class	2,134	15,839	7.42
Class R6*	6,633	49,126	7.41
Select Class	102,454	759,180	7.41

Expenses related to the reorganization were incurred by the Target Fund. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

*	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

10. Transfers-In-Kind

During the year ended February 28, 2011, certain shareholders of Short Duration Bond Fund purchased Class R6 Shares and the Short Duration Bond Fund received portfolio securities primarily by means of a subscription-in-kind for Class R6 Shares of the Short Duration Bond Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Short Duration Bond Fund	07/28/10	$11,698	Subscription in-kind

During the year ended February 28, 2010, certain shareholders of Core Plus Bond Fund purchased Class R6 Shares and the Core Plus Bond Fund received portfolio securities primarily by means of a subscription in-kind for Class R6 Shares of the Core Plus Bond Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Core Plus Bond Fund	04/28/09	$2,249	Subscription in-kind

During the year ended February 28, 2010, certain shareholders of High Yield Fund purchased Select Class Shares and the High Yield Fund received portfolio securities primarily by means of a subscription in-kind for Select Class Shares of the High Yield Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
High Yield Fund	03/30/09	$4,090	Subscription in-kind

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	267

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2011 (continued)

Pursuant to procedures approved by the Board of Trustees, on June 29, 2009, certain shareholders of the Limited Duration Bond Fund redeemed Class R6 and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities (amounts in thousands):

Limited Duration Bond Fund	Value	Realized Losses	Type
Class R6 Shares	$107,423	$(31,903)	Redemption in-kind

268	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Mutual Fund Group and JPMorgan Trust II and Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II and JPMorgan Treasury & Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II and JPMorgan Treasury & Agency Fund (hereafter referred to as the “Funds”) at February 28, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 29, 2011

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	269

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	148	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	148	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	148	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	148	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

270	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	148	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	148	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (148 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	271

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Michael J. Tansley (1964), Controller (2008)	Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase,
Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003-2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

272	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2010, and continued to hold your shares at the end of the reporting period, February 28, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During, September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,000.80	$3.67	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	997.50	6.88	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class C
Actual	1,000.00	997.60	6.88	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R2
Actual	1,000.00	1,000.60	4.91	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,002.20	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,003.40	1.94	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Select Class
Actual	1,000.00	1,001.90	2.83	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

Core Plus Bond Fund
Class A
Actual	1,000.00	1,026.30	3.67	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	273

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During, September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Core Plus Bond Fund (continued)
Class B
Actual	$1,000.00	$1,023.90	$6.93	$1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class C
Actual	1,000.00	1,024.00	6.93	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R2
Actual	1,000.00	1,025.40	5.67	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R6
Actual	1,000.00	1,027.90	1.91	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Institutional Class
Actual	1,000.00	1,027.40	2.36	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Select Class
Actual	1,000.00	1,026.80	3.17	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

Government Bond Fund
Class A
Actual	1,000.00	976.70	3.63	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	973.10	7.19	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	973.00	7.19	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R2
Actual	1,000.00	974.60	4.85	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Select Class
Actual	1,000.00	977.10	2.30	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47

High Yield Fund
Class A
Actual	1,000.00	1,109.50	6.01	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class B
Actual	1,000.00	1,105.40	9.34	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class C
Actual	1,000.00	1,105.70	9.35	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R2
Actual	1,000.00	1,106.80	7.26	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R5
Actual	1,000.00	1,110.00	4.50	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class R6
Actual	1,000.00	1,111.10	4.19	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

274	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During, September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
High Yield Fund (continued)
Select Class
Actual	$1,000.00	$1,110.30	$4.71	$0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Limited Duration Bond Fund
Class A
Actual	1,000.00	1,034.60	3.38	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Class B
Actual	1,000.00	1,032.40	5.90	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class C
Actual	1,000.00	1,032.50	5.90	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R6
Actual	1,000.00	1,036.90	1.11	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Select Class
Actual	1,000.00	1,035.90	2.21	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,022.10	3.21	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class R6
Actual	1,000.00	1,024.70	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	1,023.90	1.96	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

Short Duration Bond Fund
Class A
Actual	1,000.00	1,003.60	3.97	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class B
Actual	1,000.00	1,001.00	6.45	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	1,001.10	6.45	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R6
Actual	1,000.00	1,004.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Select Class
Actual	1,000.00	1,006.20	2.74	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

Short Term Bond Fund II
Class A
Actual	1,000.00	1,001.70	3.72	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class M
Actual	1,000.00	1,000.30	4.96	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	275

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2010	Ending Account Value, February 28, 2011	Expenses Paid During, September 1, 2010 to February 28, 2011*	Annualized Expense Ratio
Short Term Bond Fund II (continued)
Select Class
Actual	$1,000.00	$1,001.80	$2.48	$0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Treasury & Agency Fund
Class A
Actual	1,000.00	996.80	3.47	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class B
Actual	1,000.00	993.40	5.93	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Select Class
Actual	1,000.00	998.00	2.23	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

276	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2011 (amounts in thousands):

Long-Term Capital Gain Distribution
High Yield Fund	$14,314
Short Duration Bond Fund	4,988
Treasury & Agency Fund	7,609

Qualified Interest Income (QII)

For the fiscal year ended February 28, 2011, the Funds designate the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Core Bond Fund	$621,115
Core Plus Bond Fund	74,899
Government Bond Fund	53,959
High Yield Fund	528,497
Limited Duration Bond Fund	8,603
Short Duration Bond Fund	154,257
Short Term Bond Fund II	1,327
Treasury & Agency Fund	7,662

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2011:

Income from U.S. Treasury Obligations
Core Bond Fund	23.60%
Core Plus Bond Fund	15.92
Government Bond Fund	44.33
Mortgage-Backed Securities Fund	18.35
Short Duration Bond Fund	24.12
Short Term Bond Fund II	26.78
Treasury & Agency Fund	96.53

FEBRUARY 28, 2011	J.P. MORGAN INCOME FUNDS	277

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. February 2011.	AN-INC2-211

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2011 – $779,700
2010 – $716,100

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2011 – $250,500
2010 – $250,500

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2011 – $164,500
2010 – $198,346

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2011 – Not applicable
2010 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2011 – 0.0%
2010 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2010 – $32.2 million
2009 – $26.3 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
May 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
May 9, 2011

By:	/s/
Joy C. Dowd
Treasurer and Principal Financial Officer
May 9, 2011